As Filed with the Securities and Exchange Commission on January 17, 2003

                                                     Registration No. 333-101816


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


                        [X] Pre-Effective Amendment No. 1

                        [ ] Post-Effective Amendment No. __


                              JANUS INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 333-3863

                                -----------------

                                 THOMAS A. EARLY
                              JANUS INVESTMENT FUND
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                     (Name and Address of Agent for Service)

                                    Copy to:

                             DEBORAH BIELICKE EADES
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                -----------------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                  (JANUS LOGO)

FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

  BERGER GROWTH FUND
  BERGER LARGE CAP GROWTH FUND
  BERGER MID CAP GROWTH FUND
  BERGER SMALL COMPANY GROWTH FUND
  BERGER BALANCED FUND
  BERGER INFORMATION TECHNOLOGY FUND
  BERGER INTERNATIONAL FUND

                                                                January XX, 2003

Dear Shareholder:

     Your fund's Board is requesting your vote on the following proposals regarding your Berger fund(s). These proposals are part of a plan to reorganize your Berger fund into a Janus fund with similar investment objectives.

     While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement/prospectus, the proposals are summarized as follows:

     - Approve the reorganization of your Berger fund(s) into a Janus fund(s) with similar investment objectives (see page X of the proxy statement/prospectus to see which Berger fund will reorganize with which Janus fund);

     - For Berger Large Cap Growth Fund, approve an amendment to the Articles of Incorporation to better facilitate the reorganization;

     - Ratify interim advisory agreements with Janus for certain funds; and

     - Elect Board members for certain funds.


     Your fund's Board approved the proposals and urges you to vote "FOR" each proposal.


     Please take a few minutes to cast your vote now. If you have any questions about the proposals, feel free to call a proxy specialist at 1-866-238-7096 (Georgeson's number).

     Thank you for your response and we look forward to welcoming you as a Janus shareholder and serving your future investment needs.

                                          Respectfully,

                                          --------------------------------------
                                          Mark Whiston
                                          CEO, Janus Capital Group


     YOUR VOTE IS IMPORTANT. To vote, simply fill out each of the enclosed proxy cards and return them to us in the enclosed postage-paid envelope. Additional voting options may be found on your proxy card(s). If we do not hear from you, our proxy solicitor, Georgeson Shareholder Communications Inc., may contact you.

                        IMPORTANT NEWS FOR SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of some matters affecting your Fund that will be the subject of shareholder vote.

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETINGS ON MARCH 7, 2003?


A. Prior to January 1, 2003, Stilwell Financial Inc. ("Stilwell") was the indirect owner of both Berger Financial Group LLC ("Berger"), the investment adviser to the Berger Funds, and Janus Capital Management LLC ("Janus"), the investment adviser to the Janus Funds. On September 3, 2002, Stilwell announced its intention to consolidate all of its investment advisory operations under Janus. As a result of this restructuring, it is anticipated that Berger will be consolidated into Janus and will cease to exist.


   In connection with the consolidation, your Board approved the reorganization of your Fund into a similar Janus Fund. You are being asked to vote on the reorganization of your Fund (the "Reorganization").

   In connection with the Reorganization, your Board also approved an interim advisory agreement with Janus for Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund. Pursuant to the interim advisory agreement, Janus began serving as investment adviser to your Fund on December 16, 2002. You are being asked to ratify that agreement for your Fund. Berger and the current subadviser will continue to provide advisory services to Berger Information Technology Fund and Berger International Fund until the closing of the Reorganization.

   Shareholders of the Berger Large Cap Growth Fund also are being asked to vote on an amendment to their Fund's charter, which would lower the necessary vote for certain corporate actions, including the Reorganization, from two-thirds to a majority of the outstanding shares of the Fund.

Q. WHY ARE CERTAIN FUNDS ELECTING NEW TRUSTEES?


A. The Board of Berger Investment Portfolio Trust also approved the reorganization of certain other Berger Funds with a value style into newly-created Janus funds. In order to effect the reorganization of those value funds, shareholders of all series of Berger Investment Portfolio Trust are being asked to elect the members of the Janus Funds' Board of Trustees to the Board of the Berger Investment Portfolio Trust to facilitate integration of the Funds into the Janus family. As a result, shareholders of the Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund and Berger Information Technology Fund, together with other Funds not included in this proxy statement/prospectus, are being asked to vote on the election of Board members. The Board of the Janus Funds has appointed four of the current independent Board members of your Fund to serve as an Advisory Board to facilitate the transition of your Fund to the Janus family of funds.


Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE BERGER FUNDS AND THE JANUS FUNDS COMPARE?

A. Although each of the Berger Funds has similar investment objectives and compatible investment policies with its corresponding Janus Fund, there are differences. Your portfolio manager will change and will be supported by the research and trading personnel and facilities of Janus rather than Berger or your current subadviser.

Q. WHAT ARE THE ADVANTAGES FOR BERGER FUND SHAREHOLDERS?

A. Combining your Fund with a Janus Fund will allow you to continue your investment in a fund with a similar investment objective and compatible investment policies. In addition, each Janus Fund is expected to have lower overall expenses than the corresponding Berger Fund.

Q. WHEN WOULD THE REORGANIZATION TAKE PLACE FOR MY FUND?

A. If approved by shareholders, the Reorganization for each Fund is expected to occur in the first quarter of 2003.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, your Berger Fund shares will be exchanged for shares of the applicable Janus Fund. You will receive shares of the Janus Fund whose aggregate value at the time of issuance will equal the aggregate value of your Berger Fund shares on the effective date.

Q. WHO IS PAYING FOR THE REORGANIZATION COSTS?

A. Janus, the investment adviser of the Janus Funds, has agreed to bear the costs of the Reorganization.

Q. WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Janus Fund shares you receive will be the same in the aggregate as the tax basis and holding period of your Berger Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY BERGER FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may exchange your Berger Fund shares for shares of another Berger Fund open to new investors or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q. HAS THE BOARD APPROVED THE PROPOSALS?


A. Yes. Your Fund's Board approved the proposals and recommends that you vote in favor of each proposal.


Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares at the meetings or you can authorize proxies to vote your shares by mail using the enclosed proxy card. You can also authorize proxies to vote your shares by telephone or by the Internet. If you need more information on how to vote or if you have any questions, please call Georgeson Shareholder Communications Inc. at 1-866-238-7096.

Q. WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If shareholders do not approve the Reorganization of a Fund, the Reorganization for that Fund will not take effect and your Fund's Board members will take such action as they deem to be in the best interests of the Fund and its shareholders. The Reorganizations for Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund and Berger Information Technology Fund, each a series of Berger Investment Portfolio Trust, are contingent upon shareholder approval of the persons nominated as Board members.

   If shareholders do not ratify the interim advisory agreement of a Fund, the interim advisory agreement will terminate in accordance with its terms upon the earlier of the effective date of the Reorganization or on May 15, 2003.

   If shareholders of the Berger Large Cap Growth Fund do not approve the amendment to the Fund's charter, approval of the Reorganization will require the affirmative vote of the holders of two-thirds, rather than a majority, of the Fund's outstanding shares.

                            BERGER GROWTH FUND, INC.

                       BERGER LARGE CAP GROWTH FUND, INC.

                       BERGER INVESTMENT PORTFOLIO TRUST
                           BERGER MID CAP GROWTH FUND
                        BERGER SMALL COMPANY GROWTH FUND
                              BERGER BALANCED FUND
                       BERGER INFORMATION TECHNOLOGY FUND

                          BERGER WORLDWIDE FUNDS TRUST
                           BERGER INTERNATIONAL FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON MARCH 7, 2003

     Notice is hereby given that Special Meetings of Shareholders of the Berger Funds listed above (each a "Berger Fund" and, collectively, the "Berger Funds"), will be held at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, on March 7, 2003 at 10:00 a.m. Mountain time, for the purposes of considering the proposals set forth below.

Proposal 1:       For shareholders of Berger Large Cap Growth Fund, Inc. only, to approve an amendment to the charter of the Fund, to
                  decrease the vote required for approval of corporate actions
                  (which otherwise would require approval by a greater
                  proportion of votes) to the affirmative vote of the holders of shares entitled to cast a majority of all votes entitled to be cast on the matter.
Proposal 2:       For shareholders of all Funds, to approve an Agreement and
                  Plan of Reorganization providing for the transfer of all of the assets and all liabilities of: (a) Berger Growth Fund in exchange for Janus Olympus Fund shares; (b) Berger Large Cap
                  Growth Fund in exchange for Janus Growth and Income Fund
                  shares; (c) Berger Mid Cap Growth Fund in exchange for Janus
                  Enterprise Fund shares; (d) Berger Small Company Growth Fund in exchange for Janus Venture Fund shares; (e) Berger
                  Balanced Fund in exchange for Janus Balanced Fund shares;
                  (f) Berger Information Technology Fund in exchange for Janus
                  Global Technology Fund shares; and (g) Berger International
                  Fund in exchange for Janus Overseas Fund shares. The shares so received will be distributed to shareholders of the
                  applicable Berger Fund, which will be terminated or
                  dissolved as soon as practicable thereafter.
Proposal 3:       For shareholders of Berger Growth Fund, Berger Large Cap
                  Growth Fund, Berger Mid Cap Growth Fund, Berger Small
                  Company Growth Fund and Berger Balanced Fund only, to ratify an interim Investment Advisory Agreement for each Fund with
                  Janus Capital Management LLC.
Proposal 4:       For shareholders of Berger Mid Cap Growth Fund, Berger Small
                  Company Growth Fund, Berger Balanced Fund and Berger
                  Information Technology Fund only, to elect Board members to the Berger Investment Portfolio Trust's Board.

     Shareholders of record of each Berger Fund set forth above as of the close of business on January 7, 2003 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting. Shareholders of each Berger Fund will vote separately on proposal 2 and proposal 3. A proposal will be effected as to a particular Berger Fund only if that Fund's shareholders approve the proposal. Shareholders of Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and two other series of Berger Investment Portfolio Trust included in a separate proxy statement will vote as a single class on proposal 4.


     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARDS OF THE BERGER FUNDS. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


                                          By Order of the Boards of Directors
                                          and
                                          Boards of Trustees

                                          SUE VREELAND
                                          Secretary

          , 2003

                           PROXY STATEMENT/PROSPECTUS
                             DATED           , 2003

              RELATING TO THE ACQUISITION OF CERTAIN BERGER FUNDS
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206
                                 1-800-551-5849

              BY AND IN EXCHANGE FOR SHARES OF CERTAIN JANUS FUNDS
                              100 FILLMORE STREET
                          DENVER, COLORADO 80206-4928
                                 1-800-525-3713

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors or Board of Trustees, as the case may be (each a "Board" and each director or trustee a "Board Member"), of Berger Growth Fund, Inc., Berger Large Cap Growth Fund, Inc., Berger Investment Portfolio Trust and Berger Worldwide Funds Trust (each a "Company" and collectively, the "Companies") in connection with the Special Meetings of Shareholders (the "Meetings") of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and Berger International Fund (each a "Berger Fund" and collectively, the "Berger Funds"), to be held on March 7, 2003 at 10:00 a.m. Mountain time, at the offices of Janus Capital Management LLC ("Janus"), 3773 Cherry Creek Drive North, Denver, Colorado 80209. Shareholders of each Berger Fund, voting separately, will be asked to consider and approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which all of the assets and liabilities of each Berger Fund would be acquired by a corresponding series of Janus Investment Fund in return for shares of that Janus Fund (each a "Janus Fund" and collectively, the "Janus Funds") (each a "Reorganization" and collectively, the "Reorganizations"). Each Berger Fund will then be terminated or dissolved as soon as practicable thereafter.

     In connection with the Reorganizations, shareholders of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund, voting separately, will be asked to ratify an interim investment advisory agreement with Janus (the "Interim Advisory Agreement"), pursuant to which Janus currently serves as investment adviser to each Berger Fund. Shareholders of Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund and Berger Information Technology Fund, voting together with other series of Berger Investment Portfolio Trust not included in this Proxy Statement/Prospectus, will be asked to elect new Board Members to the Board of Berger Investment Portfolio Trust. The nominees, if elected, will not take office unless the Reorganizations of those funds are approved. If shareholders do not approve the Reorganizations, the current Board Members of Berger Investment Portfolio Trust will continue to serve. Shareholders of Berger Large Cap Growth Fund also will be asked to approve an amendment to that Fund's charter (the "Charter"), which would have the effect of lowering the vote required to approve that Fund's Reorganization to the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on the matter.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each Berger Fund should know before voting on the proposals and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of
Additional Information dated           , 2003, relating to this Proxy
Statement/Prospectus and the Reorganizations and including certain financial information about the participating Berger Funds and Janus Funds, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Janus Funds, P.O. Box 173375, Denver, Colorado 80217-3375, or by calling toll-free 1-800-525-3713.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Each Reorganization Plan provides that each Berger Fund will transfer all of its assets and all liabilities to the corresponding Janus Fund listed opposite its name in the following chart:

BERGER FUND (SELLING FUND)                        JANUS FUND (ACQUIRING FUND)
--------------------------                        ---------------------------
Berger Growth Fund                         Janus Olympus Fund
Berger Large Cap Growth Fund               Janus Growth and Income Fund
Berger Mid Cap Growth Fund                 Janus Enterprise Fund
Berger Small Company Growth Fund           Janus Venture Fund
  - Investor Shares
  - Institutional Shares
Berger Balanced Fund                       Janus Balanced Fund
Berger Information Technology Fund         Janus Global Technology Fund
  - Investor Shares
  - Institutional Shares
Berger International Fund                  Janus Overseas Fund

In exchange for the transfer of these assets and liabilities, each Janus Fund will issue shares to the corresponding Berger Fund listed above, in an amount equal in value to the aggregate net assets of the Berger Fund. These transfers are expected to occur on or about March 24, 2003 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately prior to the Closing Date (the "Effective Time"). As soon as practicable after the transfer of all of a Berger Fund's assets and liabilities, that Berger Fund will make a liquidating distribution to its shareholders of the Janus Fund's shares received, so that a holder of shares in a Berger Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Janus Fund with the same aggregate value as the shareholder had in the Berger Fund at the Effective Time. On the Closing Date, shareholders of each Berger Fund will become shareholders of the corresponding Janus Fund. Each Berger Fund will then be terminated or dissolved as soon as practicable thereafter. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Reorganization Plan with respect to the applicable Berger Fund. Shareholders of each Berger Fund will vote separately on its Reorganization and approval of a Reorganization is not contingent upon the approval of any other Reorganization. A copy of the Reorganization Plan for all Berger Funds other than Berger International Fund is attached as Exhibit A. A copy of the Reorganization Plan for Berger International Fund is attached as Exhibit B.


     The Companies and Janus Investment Fund are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). Berger Financial Group LLC ("Berger") is the investment adviser to Berger Information Technology Fund and Berger International Fund and the administrator to the Berger Funds. Prior to December 16, 2002 (the effective date of each Interim Advisory Agreement), Berger was the investment adviser to the other Berger Funds included in this Proxy Statement/Prospectus. Berger Distributors LLC, a wholly owned subsidiary of Berger, is the principal underwriter of the Berger Funds. DST Systems, Inc., serves as transfer agent for the Berger Funds.


     Janus Capital Management LLC ("Janus") is the investment adviser to the Janus Funds. On December 16, 2002, Janus began serving as investment adviser to Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund pursuant to an Interim Advisory Agreement with respect to each Fund. Janus Distributors LLC ("Janus Distributors"), a wholly owned subsidiary of Janus, is the principal underwriter of the Janus Funds. Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus, serves as transfer agent for the Janus Funds.

     For a more detailed discussion of the investment objectives, policies and risks of the Berger Funds, see the Berger Funds' prospectuses dated January 29, 2002 (for Institutional Shares of Berger Small Company Growth Fund and Berger Information Technology Fund and for Berger International Fund) and June 14, 2002 (for Investor Shares of Berger Small Company Growth Fund and Berger Information Technology Fund and for all other Berger funds except Berger International Fund) and statements of additional information dated January 29,

2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Berger Funds participating in the Reorganizations. No other parts of the prospectuses or statements of additional information are incorporated herein. Copies of the Berger Funds' prospectuses and statements of additional information are available upon request and without charge by calling 1-800-551-5849.


     For a more detailed discussion of the investment objectives, policies and risks of the Janus Funds, see the Janus Funds' prospectus dated February 25, 2002, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and statements of additional information dated February 25, 2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Janus Funds participating in the Reorganizations. No other parts of the statements of additional information are incorporated herein. A copy of the prospectus for the Janus Fund(s) into which your Berger Fund(s) is reorganizing accompanies this Proxy Statement/ Prospectus. Copies of the Janus Funds' statements of additional information are available upon request and without charge by calling 1-800-525-3713.


     This Proxy Statement/Prospectus, the Notice of Special Meetings and proxy card(s) are expected to be sent to shareholders beginning on or about
          , 2003.

     The following table identifies the Berger Funds entitled to vote on each proposal:


                                           BERGER   BERGER   BERGER
                                           LARGE     MID      SMALL                 BERGER
                                  BERGER    CAP      CAP     COMPANY    BERGER    INFORMATION      BERGER
                                  GROWTH   GROWTH   GROWTH   GROWTH    BALANCED   TECHNOLOGY    INTERNATIONAL
PROPOSAL                           FUND     FUND     FUND     FUND       FUND        FUND           FUND
--------                          ------   ------   ------   -------   --------   -----------   -------------
1. To approve an amendment to
   the Charter of Berger Large
   Cap Growth Fund, Inc. .......             X
2. To approve an Agreement and
   Plan of Reorganization.......    X        X        X         X         X            X              X
3. To ratify an Interim Advisory
   Agreement with Janus.........    X        X        X         X         X
4. To elect Board Members.......                      X         X         X            X

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Proposal 1: To Approve an Amendment to the Charter of Berger
  Large Cap Growth Fund, Inc................................
Proposal 2: To Approve an Agreement and Plan of
  Reorganization............................................
Synopsis....................................................
Investment Management and Performance.......................
  Janus Olympus Fund -- Berger Growth Fund..................
  Janus Growth and Income Fund -- Berger Large Cap Growth
     Fund...................................................
  Janus Enterprise Fund -- Berger Mid Cap Growth Fund.......
  Janus Venture Fund -- Berger Small Company Growth Fund....
  Janus Balanced Fund -- Berger Balanced Fund...............
  Janus Global Technology Fund -- Berger Information
     Technology Fund........................................
  Janus Overseas Fund -- Berger International Fund..........
Shareholder Fees and Fund Expenses..........................
Information Relating to the Reorganizations.................
Shareholder Rights..........................................
Additional Information......................................
Proposal 3: To ratify an Interim Advisory Agreement with
  Janus (Berger Growth Fund, Berger Large Cap Growth Fund,
  Berger Mid Cap Growth Fund, Berger Small Company Growth
  Fund and Berger Balanced Fund Only).......................
Proposal 4: To Elect Board Members (Berger Mid Cap Growth
  fund, Berger Small Company Growth Fund, Berger Balanced
  Fund and Berger Information Technology Fund Only).........
Voting Matters..............................................
Independent Accountants.....................................
Other Business..............................................
Shareholder Inquiries.......................................


Exhibit A   --   Agreement and Plan of Reorganization (All Berger Funds
                 Except Berger International Fund)
Exhibit B   --   Agreement and Plan of Reorganization (Berger International
                 Fund)
Exhibit C   --   Amendment to the Berger Large Cap Growth Fund's Charter
Exhibit D   --   Form of Interim Advisory Agreement
Exhibit E   --   Management's Discussion of the Janus Funds' Performance
Exhibit F   --   Management's Discussion of the Berger Funds' Performance
Appendix A  --   Board Members and Officers of Berger Investment Portfolio
                 Trust

               PROPOSAL 1: TO APPROVE AN AMENDMENT TO THE CHARTER
                     OF BERGER LARGE CAP GROWTH FUND, INC.

     Berger Large Cap Growth Fund, Inc. is a Maryland corporation governed by the Maryland General Corporation Law (the "MGCL"), its Charter and Bylaws. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation's charter. The Charter of the Berger Large Cap Growth Fund, Inc. was previously amended to provide for approval of amendments to the Charter and other extraordinary corporate actions by a majority vote. However, it is unclear whether that amendment would apply to the vote on the transfer of assets or dissolution, both of which are necessary corporate actions for the consummation of the Reorganization.


     To avoid any ambiguity with respect to the vote on the Reorganization, an amendment to the Charter of Berger Large Cap Growth Fund, Inc. is being proposed for approval by shareholders of the Fund. The amendment, a copy of which is attached as Exhibit C, would provide that, notwithstanding any provision of the law or the Charter permitting or requiring any corporate action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action is effective and valid if approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. As a result, approval of this proposal will allow approval of the Reorganization by a majority, rather than two-thirds, of the outstanding shares of the Fund. The Board of the Company believes that approval of the proposed amendment by the shareholders is advisable and will enable the Fund to limit expenses and avoid delays that might otherwise be incurred in obtaining two-thirds approval for the Reorganization. If shareholders approve this proposal, Articles of Amendment will immediately be filed with the State Department of Assessments and Taxation of Maryland while the meeting is in progress so that the amendment would be effective with respect to shareholder approval of the Reorganization.



     THE BOARD OF BERGER LARGE CAP GROWTH FUND, INC. RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE CHARTER.


         PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

     This portion of the Proxy Statement/Prospectus is designed to allow you to compare the investment policies, shareholder policies, fees and expenses and other features of each Berger Fund with those of its corresponding Janus Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

INTRODUCTION


     As of September 3, 2002, Stilwell Financial Inc. ("Stilwell") indirectly owned approximately 86% of Berger and approximately 98% of Janus Capital Corporation ("JCC"), which owned approximately 92% of Janus. On that date, Stilwell entered into an Agreement and Plan of Merger with JCC providing for the merger of JCC into Stilwell, with Stilwell surviving and operating under the Janus name. Pursuant to the Agreement and Plan of Merger, on January 1, 2003, JCC merged into Stilwell, Stilwell changed its name to Janus Capital Group Inc. ("JCGI"), and Berger became a subsidiary of Janus. As a result of the merger, Janus became a direct subsidiary of JCGI and JCGI owns approximately 92% of Janus. It is expected that Berger will be consolidated into Janus in the first quarter of 2003 and will cease to exist. JCGI is a publicly traded holding company with principal operations in the financial asset management businesses. JCGI is the managing member of Janus vested with all management authority and responsibility, although the officers of Janus have been delegated most of the management of the day-to-day operations. The foregoing series of transactions is referred to as the "Stilwell Consolidation."

     As discussed in great detail below, the Reorganizations are part of an initiative to restructure and streamline the management and operation of funds advised by Janus and Berger. This initiative includes several components: (1) a change in branding to offer all funds advised by JCGI affiliates under the Janus name; (2) the combination of certain Berger Funds with a growth investment style into similar Janus Funds currently offered to the public; (3) the combination of certain Berger Funds with a value investment style into newly-created Janus funds; (4) the liquidation of certain small Berger Funds that are unlikely to reach an efficient operating size; (5) the elimination of the master-feeder structure for international products; and (6) the implementation of the fee structure and services currently in place for the Janus Funds.


THE REORGANIZATIONS


     The Board of each Company, including all of the Board Members who are not "interested persons" of Berger, Janus or the Companies within the meaning of the 1940 Act (the "Independent Board Members"), approved the Reorganization Plan at a meeting held on November 26, 2002. Subject to its approval by shareholders of each Berger Fund with respect to such Berger Fund, the Reorganization Plan provides for (a) the transfer of all of the assets and liabilities of each Berger Fund in exchange for shares of a comparable Janus Fund; (b) the distribution of such shares to shareholders of each Berger Fund in liquidation of that Fund; and (c) the termination or dissolution of each Berger Fund. As a result of the Reorganizations, each shareholder of a Berger Fund will become a shareholder of the corresponding Janus Fund as described in this Proxy Statement/ Prospectus. Each Janus Fund issues a single class of shares and shareholders of Berger Information Technology Fund and Berger Small Company Growth Fund will receive shares in the corresponding Janus Fund, regardless of whether they currently hold Investor Shares or Institutional Shares of the current Berger Fund. Shareholders of each Berger Fund will vote separately on the Reorganization of their Fund, with each Reorganization separate and distinct from the other. Shareholders of Investor Shares and Institutional Shares of Berger Information Technology Fund and Berger Small Company Growth Fund will vote as a single class. The Reorganization of each Berger Fund is not contingent upon approval by shareholders of any other Berger Fund.


THE COMPANIES AND THE JANUS INVESTMENT FUND

     Each Company is an open-end management investment company. Berger Growth Fund, Inc. and Berger Large Cap Growth Fund, Inc. were incorporated in Maryland on March 10, 1966. Berger Growth Fund and the Berger Large Cap Growth Fund each offer one class of shares, their capital stock. Berger Investment Portfolio Trust, which offers redeemable shares in different series, was organized as a Delaware statutory trust on August 23, 1993. Berger Mid Cap Growth Fund and Berger Balanced Fund, each a series of Berger Investment Portfolio Trust, offer one class of shares. Berger Small Company Growth Fund and Berger Information Technology Fund, series of Berger Investment Portfolio Trust, each offer two classes of shares, Investor Shares and Institutional Shares. Berger Worldwide Funds Trust, which offers redeemable shares in different series, was organized as a Delaware statutory trust on May 31, 1996. Berger International Fund, a series of Berger Worldwide Funds Trust, offers one class of shares. Berger International Fund is a "feeder" fund in a master-feeder structure.


     Janus Investment Fund, an open-end management investment company, which offers redeemable shares in different series, was organized as a Massachusetts business trust on February 11, 1986. Each Janus Fund is a series of Janus Investment Fund and does not offer classes of shares. None of the Janus Funds are "feeder" funds.


INVESTMENT ADVISER

     Janus is the investment adviser to the Janus Funds. As of December 16, 2002, Janus began serving as investment adviser to the Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund. Janus, located at 100 Fillmore Street, Denver, Colorado 80206, began serving as investment adviser to Janus Fund in 1970 and currently serves as adviser to fifty-nine (59) proprietary Janus funds and subadviser to approximately fifty-two (52) mutual funds. Janus and its affiliates also serve as adviser to offshore funds, unregistered pooled vehicles and institutional separate accounts. As of September 30, 2002, the Janus portfolio management team consisted of twenty-three (23) portfolio managers and over forty (40) research analysts. Janus offers domestic and international equity products primarily in the "growth" style, as well as fixed income and money market products. As a result of the Stilwell Consolidation, Janus also will offer a range of products in the "value" and mathematical styles through its subsidiaries and strategic partners. JCGI, which includes Janus, Berger and their affiliates, had approximately $138 billion in assets under management as of December 31, 2002, and constitute one of the nation's largest asset management complexes. Janus is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Prior to December 31, 2002, Stilwell owned 92% of the outstanding shares of Janus indirectly.



     Prior to December 16, 2002, Berger was investment adviser to all of the Berger Funds included in this Proxy Statement/Prospectus. Berger is currently investment adviser to Berger Information Technology Fund and Berger International Fund. Berger, located at 210 University Boulevard, Denver, Colorado 80206, is registered as an investment adviser under the Advisers Act. Prior to December 31, 2002, Stilwell owned approximately 86% of Berger indirectly. As of December 31, 2002, Janus owns approximately 86% of Berger. Except for the Funds operating pursuant to Interim Advisory Agreements, Berger will serve as investment adviser to the Funds until the Closing Date of the Reorganizations through its own personnel and Janus personnel serving as dual employees of Janus and Berger.


     Bay Isle Financial LLC ("Bay Isle"), located at 475 14th Street, Suite 550, Oakland, California 94612, currently serves as subadviser to Berger with respect to Berger Information Technology Fund. Bay Isle will continue to serve as subadviser to Berger until the Closing Date of the Reorganization. The current subadvisory agreement with Bay Isle will terminate as of the consummation of the Reorganization.

     Berger International Fund is a feeder fund that invests all of its assets in a master fund, the Berger International Portfolio (the "Master Portfolio"). Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), located at 75 Holly Hill Lane, Greenwich, Connecticut 06830 (representative office) and 26 Fitzwilliam Place, Dublin 2, Ireland (main office), currently serves as subadviser to the Master Portfolio. BIAM will continue to serve as subadviser to Berger through the closing of the Reorganization. The current subadvisory agreement with BIAM will terminate as of the consummation of the Reorganization.

     Although Stilwell owned both Janus and Berger before the Stilwell Consolidation, the companies historically operated as independent organizations. In connection with the Stilwell Consolidation, it is expected that Berger will be consolidated into Janus and will cease to exist.

                     INVESTMENT MANAGEMENT AND PERFORMANCE

COMPARISON OF FUND POLICIES AND RISKS

     This section will help you compare, among other things, the investment objectives, policies and risks of each Janus Fund with its corresponding Berger Fund, as well as the historical performance of the Funds. The investment objective of each Janus Fund may be changed by the Funds' Trustees without a shareholder vote. The investment objective of each Berger Fund is fundamental and may not be changed without shareholder approval. The discussion below for each Berger Fund is based on the historical operation of the Fund prior to the effectiveness of the Interim Advisory Agreements with Janus. To the extent that Janus serves as investment adviser pursuant to an Interim Advisory Agreement, it is expected that such Fund would be managed in a manner similar to the Janus Funds, subject to the policies and restrictions of the applicable Berger Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

                    JANUS OLYMPUS FUND -- BERGER GROWTH FUND

     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Olympus Fund seeks long-term growth of capital. Berger Growth Fund aims for long-term capital appreciation. Each Fund invests primarily in common stocks of companies with the potential for growth. Janus Olympus Fund may invest in growth companies of any size, from well-established companies to emerging growth companies. Although Berger Growth Fund also may invest in companies of any size, it focuses on more established companies and has adopted a fundamental restriction (i.e., one that cannot be changed without a shareholder vote) limiting its investments in companies with limited operating histories to no more than 5% of its total assets. Berger Growth Fund is classified as a diversified fund and Janus Olympus Fund is classified as a nondiversified Fund.

     In selecting companies for Janus Olympus Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific selection criteria in making this assessment. Berger Growth Fund focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings. In selecting companies for Berger Growth Fund, the portfolio manager looks for companies with strong revenue and earnings growth, large market potential for their products and services and proven, capable management teams with clearly defined strategies for future growth. Berger Growth Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger Growth Fund's portfolio in pursuit of its investment objective.


     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities) and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for Janus Olympus Fund) and may invest in cash and similar investments when a Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Olympus Fund also may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds).


     Janus Olympus Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; the Berger Growth Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Janus Olympus Fund is permitted to lend portfolio securities in an amount representing up to 33 1/3% of its total assets, but Berger Growth Fund is prohibited from lending portfolio securities. In addition, although each Fund may borrow money for temporary or emergency purposes, Berger Growth Fund is limited to borrowing in an amount up to 5% of its total assets. Berger Growth Fund has also adopted fundamental policies that are in addition to those required under the 1940 Act, such as restrictions regarding companies with limited operating histories, as discussed above, and other restrictions regarding participating on a joint basis in securities trading accounts and investing in companies for the purpose of exercising control of management.

     Investment Risks. Because Janus Olympus Fund's investment objective is similar to that of the Berger Growth Fund and both Funds invest in the common stocks of growth companies, an investment in Janus Olympus Fund is subject to many of the same risks as an investment in Berger Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Janus Olympus Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock may have a greater impact on Janus Olympus Fund's share price. Because Berger Growth Fund is a diversified fund, it is not subject to the risks associated with taking larger positions in a smaller number of companies. Although Janus Olympus Fund and Berger Growth Fund each invest in stocks of companies of all sizes, Berger Growth Fund tends to focus on established companies while Janus Olympus Fund may also invest in emerging growth companies. Newer or smaller sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

     Portfolio Manager. Claire Young is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical

Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation. Ms. Young has acted as Portfolio Manager of Berger Growth Fund since December 16, 2002.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                                 LIFE OF THE
FUND                                           1 YEAR     5 YEARS     10 YEARS     FUND(1)
----                                           ------     -------     --------   -----------
Berger Growth Fund
  Return Before Taxes........................  (40.26)%   (10.35)%      0.26%        N/A
  Return After Taxes on Distributions........  (40.26)%   (12.55)%     (2.54)%       N/A
  Return After Taxes on Distributions and
     Sale of Fund Shares.....................  (24.72)%    (7.10)%      0.62%        N/A
Janus Olympus Fund
  Return Before Taxes........................  (28.19)%     3.74%        N/A        9.20%
  Return After Taxes on Distributions........  (28.19)%     3.44%        N/A        8.70%
  Return After Taxes on Distributions and
     Sale of Fund Shares.....................  (17.31)%     3.17%        N/A        7.66%
Russell 3000 Growth Index(2) (reflects no
  deduction for expenses or taxes)...........  (28.03)%    (4.11)%      6.30%        N/A
S&P 500 Index(3) (reflects no deduction for
  expenses or taxes).........................  (22.09)%    (0.58)%       N/A        6.87%


---------------

(1) As of December 29, 1995 for Janus Olympus Fund. Life of the fund performance is not included for Berger Growth Fund and its index because Berger Growth Fund has 10 years of performance.


(2) The Russell 3000 Growth Index is Berger Growth Fund's current benchmark index. Berger Growth Fund changed its benchmark index in January 2002 to correlate more closely to the investment style of the Fund. The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth Index or the Russell 2000 Growth Index.



(3) The S&P 500 Index is Janus Olympus Fund's benchmark index and the Berger Growth Fund's previous benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. Beginning February 28, 2003, the Russell 1000 Growth Index will be Janus Olympus Fund's secondary index. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          JANUS GROWTH AND INCOME FUND -- BERGER LARGE CAP GROWTH FUND

     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Growth and Income Fund seeks long-term capital appreciation and current income. Berger Large Cap Growth Fund aims for capital appreciation. Both Funds primarily invest in common stocks of companies with the potential for growth. While Janus Growth and Income Fund invests in companies regardless of size or length of operating history, Berger Large Cap Growth Fund focuses on larger, well-established companies and invests at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of purchase, is $10 billion or more. Although Janus Growth and Income Fund normally invests up to 75% of its assets in equity securities of growth companies, it also invests at least 25% of its assets in securities with income potential including equity securities, convertible securities and all types of debt securities. Berger Large Cap Growth Fund may invest up to 20% of its assets in convertible securities rated below investment grade.

     In selecting growth companies for Janus Growth and Income Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Janus Growth and Income Fund shifts assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. Berger Large Cap Growth Fund focuses on companies that have demonstrated a history of growth in revenues and earnings. In selecting companies for the Berger Large Cap Growth Fund, the portfolio manager looks for companies with opportunities for above-average revenue and earnings growth, strong market positions for their products and services and strong, seasoned management teams with well-established and clearly defined strategies. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger Large Cap Growth Fund's portfolio in pursuit of its investment objective.


     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities) and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes such as seeking to enhance returns for Janus Growth and Income Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Berger Large Cap Growth Fund may also invest in investment grade bonds and Janus Growth and Income Fund may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds).


     Janus Growth and Income Fund has adopted fundamental policies that generally track the requirements of the 1940 Act; Berger Large Cap Growth Fund has adopted more restrictive fundamental policies. As a result, the fundamental policies of the Funds vary significantly. For example, Janus Growth and Income Fund is permitted to lend portfolio securities representing up to 33 1/3% of its total assets, but Berger Large Cap Growth Fund is prohibited from lending portfolio securities. In addition, although each Fund may borrow money for temporary or emergency purposes, Berger Large Cap Growth Fund is limited to borrowing in an amount up to 5% of its total assets. Berger Large Cap Growth Fund has also adopted fundamental policies that are in addition to those required under the 1940 Act, such as restrictions regarding companies with limited operating histories, participating on a joint basis in securities trading accounts and investing in companies for the purposes of exercising control of management.

     Investment Risks. Because Janus Growth and Income Fund's investment objective is similar to that of Berger Large Cap Growth Fund and both Funds invest in the common stocks of growth companies, an investment in Janus Growth and Income Fund is subject to many of the same risks as an investment in Berger Large Cap Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     The income component of Janus Growth and Income Fund's portfolio includes fixed-income securities, which are subject to interest rate and credit risks. Their value generally decreases when interest rates rise, and there is the risk that an issuer will be unable to make principal and interest payments when due. Berger Large Cap Growth Fund's investments in convertible securities are subject to similar risks. Because Berger Large Cap Growth Fund tends to focus on more established companies, unlike Janus Growth and Income Fund, it is not subject the risks of investing in newer companies. Newer companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

     Portfolio Manager. David J. Corkins is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since August 1997. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master of Business Administration degree from Columbia University in 1993. Mr. Corkins has acted as Portfolio Manager of Berger Large Cap Growth Fund since December 16, 2002.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



FUND                                                      1 YEAR     5 YEARS    10 YEARS
----                                                      ------     -------    --------
Berger Large Cap Growth Fund
  Return Before Taxes...................................  (34.18)%    (3.20)%     5.31%
  Return After Taxes on Distributions...................  (34.18)%    (5.46)%     2.96%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (20.99)%    (2.26)%     4.16%
Janus Growth and Income Fund
  Return Before Taxes...................................  (21.51)%     3.96%     11.05%
  Return After Taxes on Distributions...................  (21.74)%     3.06%      9.29%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (13.20)%     3.28%      8.75%
Russell 1000 Growth Index(1) (reflects no deduction for
  expenses or taxes)....................................  (27.88)%    (3.84)%     6.70%
S&P 500 Index(2) (reflects no deduction for expenses or
  taxes)................................................  (22.09)%    (0.58)%     9.34%


---------------


(1) The Russell 1000 Growth Index is Berger Large Cap Growth Fund's current benchmark index. Berger Large Cap Growth Fund changed its benchmark index in January 2002 to correlate more closely to the investment style of the Fund. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


(2) The S&P 500 Index is Janus Growth and Income Fund's benchmark index and Berger Large Cap Growth Fund's previous benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

              JANUS ENTERPRISE FUND -- BERGER MID CAP GROWTH FUND

     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Enterprise Fund seeks long-term growth of capital. Berger Mid Cap Growth Fund aims for capital appreciation. Both Funds primarily invest in common stocks of companies with the potential for growth, with an emphasis on medium-sized companies. Janus Enterprise Fund normally invests at least 50% of its equity assets in medium-sized companies, which it defines as those companies whose market capitalization falls within the range of companies in the S&P Mid Cap 400 Index (approximately $225 million to $10.5 billion as of December 31, 2001). Berger Mid Cap Growth Fund normally invests at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the market capitalization range of the Russell Midcap Index (which average is updated monthly). Berger Mid Cap Growth Fund is classified as a diversified fund and Janus Enterprise Fund is classified as a nondiversified fund.

     In selecting companies for Janus Enterprise Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Berger Mid Cap Growth Fund focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets. In selecting companies for Berger Mid Cap Growth Fund, the portfolio manager generally looks for companies with strong revenue and earnings growth fundamentals, leading market share in their industry or business sector, strong management teams with established organization structures and strong balance sheets and the ability to efficiently finance their growth. Berger Mid Cap Growth Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger Mid Cap Growth Fund's portfolio in pursuit of its investment objective.


     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for Janus Enterprise Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Enterprise Fund also may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds).


     The Funds have substantially similar fundamental investment policies, except that Janus Enterprise Fund has no fundamental policy regarding diversification, since it is classified as a nondiversified fund. In addition, although both Funds may borrow money for temporary or emergency purposes, Berger Mid Cap Growth Fund is limited to borrowing in an amount up to 25% of its total assets.

     Investment Risk. Because Janus Enterprise Fund's investment objective is similar to that of Berger Mid Cap Growth Fund and both Funds invest in the common stocks of growth companies, an investment in Janus Enterprise Fund is subject to many of the same risks as an investment in Berger Mid Cap Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. Each Fund's share price may fluctuate more than that of funds primarily invested in stock of large companies. Medium-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Janus Enterprise Fund's share price may fluctuate more than the market in general and most equity funds because of its ability, as a nondiversified fund, to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock may have a greater impact on the Janus Enterprise Fund's share price.

Because Berger Mid Cap Growth Fund is classified as a diversified fund, it is not subject to the risks associated with taking larger positions in a smaller number of companies.

     Portfolio Manager. Jonathan D. Coleman is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus in 1993 as a research analyst and was also a research analyst for Janus from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation. Mr. Coleman has acted as Portfolio Manager of Berger Mid Cap Growth Fund since December 16, 2002.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                                 LIFE OF THE
FUND                                             1 YEAR     5 YEARS   10 YEARS     FUND(1)
----                                             ------     -------   --------   -----------
Berger Mid Cap Growth Fund
  Return Before Taxes..........................  (45.57)%    (0.72)%     N/A        (0.72)%
  Return After Taxes on Distributions..........  (45.57)%    (2.36)%     N/A        (2.36)%
  Return After Taxes on Distributions and Sale
     of Fund Shares............................  (27.98)%    (0.16)%     N/A        (0.16)%
Janus Enterprise Fund
  Return Before Taxes..........................  (28.28)%    (2.34)%    5.83%         N/A
  Return After Taxes on Distributions..........  (28.28)%    (3.08)%    4.66%         N/A
  Return After Taxes on Distributions and Sale
     of Fund Shares............................  (17.36)%    (1.60)%    4.70%         N/A
Russell Midcap Growth Index(2) (reflects no
  deduction for expenses or taxes).............  (27.41)%    (1.82)%     N/A        (1.82)%
S&P Midcap 400 Index(3) (reflects no deduction
  for expenses or taxes).......................  (14.51)%     6.41%    11.96%         N/A


---------------

(1) As of December 31, 1997 for Berger Mid Cap Growth Fund. Life of the fund performance is not included for Janus Enterprise Fund and its index because Janus Enterprise Fund has 10 years of performance.


(2) The Russell Midcap Growth Index is Berger Mid Cap Growth Fund's current benchmark index. Berger Mid Cap Growth Fund changed its benchmark index in January 2002 to correlate more closely to the investment style of the Fund. The Russell Midcap Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index also will be Janus Enterprise Fund's benchmark index beginning February 28, 2003.



(3) The S&P Midcap 400 Index is Janus Enterprise Fund's current benchmark index and Berger Mid Cap Growth Fund's previous benchmark index. The S&P Midcap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. Beginning February 28, 2003, the S&P Midcap 400 Index will be Janus Enterprise Fund's secondary index.


             JANUS VENTURE FUND -- BERGER SMALL COMPANY GROWTH FUND

     Investment Objectives, Policies and Restrictions. While the Funds have the same investment objective and similar investment policies, there are some differences. Janus Venture Fund and Berger Small Company Growth Fund each seek capital appreciation. Both Funds primarily invest in common stocks of companies with the potential for growth, with an emphasis on small-sized companies. Janus Venture Fund normally invests at least 50% of its equity assets in small-sized companies, which are those companies that, at the time of initial purchase, have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Berger Small Company Growth Fund normally invests at least 80% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (which average is updated monthly). Janus Venture Fund also may invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

     In selecting companies for Janus Venture Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Berger Small Company Growth Fund focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry. In selecting companies for Berger Small Company Growth Fund, the portfolio manager generally looks for companies with an innovative technology, product or service that may enable the company to be a market share leader, strong entrepreneurial management with clearly defined strategies for growth and relatively strong balance sheets. Berger Small Company Growth Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for either Fund, and the portfolio manager may actively trade the Berger Small Company Growth Fund's portfolio in pursuit of its investment objective.


     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for Janus Venture Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Venture Fund also may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds).


     The Funds have substantially similar fundamental investment policies. However, although both Funds may borrow money for temporary or emergency purposes, Berger Small Company Growth Fund is limited to borrowing in an amount up to 25% of its total assets.

     Investment Risks. Because Janus Venture Fund's investment objective is the same as that of Berger Small Company Growth Fund and both Funds invest in the common stocks of growth companies, an investment in Janus Venture Fund is subject to many of the same risks as an investment in Berger Small Company Growth Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. Each Fund's investments focus on small-sized companies, which tend to be more volatile than larger companies. Small-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, to the extent a Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Portfolio Manager. William H. Bales is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in marketing and a Master of Science degree in marketing and finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation. Mr. Bales has acted as Portfolio Manager of Berger Small Company Growth Fund since December 16, 2002.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                                 LIFE OF THE
FUND                                           1 YEAR     5 YEARS     10 YEARS     FUND(1)
----                                           ------     -------     --------   -----------
Berger Small Company Growth Fund -- Investor
  Shares
  Return Before Taxes........................  (48.90)%    (8.14)%       N/A        3.39%
  Return After Taxes on Distributions........  (48.90)%   (10.37)%       N/A        1.56%
  Return After Taxes on Distributions and
     Sale of Fund Shares.....................  (30.02)%    (4.69)%       N/A        3.87%
Berger Small Company Growth
  Fund -- Institutional Shares
  Return Before Taxes........................  (47.96)%    (7.59)%       N/A        3.74%
  Return After Taxes on Distributions........  (47.96)%    (9.87)%       N/A        1.88%
  Return After Taxes on Distributions and
     Sale of Fund Shares.....................  (29.45)%    (4.35)%       N/A        4.09%
Janus Venture Fund
  Return Before Taxes........................  (27.24)%     0.61%       6.19%        N/A
  Return After Taxes on Distributions........  (27.24)%    (1.33)%      3.48%        N/A
  Return After Taxes on Distributions and
     Sale of Fund Shares.....................  (16.73)%     1.30%       4.84%        N/A
Russell 2000 Growth Index(2) (reflects no
  deduction for expenses or taxes)...........  (30.26)%    (6.59)%       N/A        1.62%
Russell 2000 Index(3) (reflects no deduction
  for expenses or taxes).....................  (20.48)%    (1.36)%      7.15%        N/A


---------------

(1) As of December 30, 1993 for Berger Small Company Growth Fund. Life of the fund performance is not included for Janus Venture Fund and its index because Janus Venture Fund has 10 years of performance.


(2) The Russell 2000 Growth Index is Berger Small Company Growth Fund's current benchmark index. Berger Small Company Growth Fund changed its benchmark index in January 2002 to correlate more closely to the investment style of the Fund. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 2000 Index is Janus Venture Fund's benchmark index and Berger Small Company Growth Fund's previous benchmark index. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies with an average market capitalization of approximately $490 million as of June 30, 2002.


                  JANUS BALANCED FUND -- BERGER BALANCED FUND


     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Berger Balanced Fund aims for capital appreciation and current income. Both Funds invest primarily in a diversified portfolio of equity and fixed-income securities. Janus Balanced Fund normally invests 40-60% of its assets in equity securities of growth companies and 40-60% of its assets in securities with income potential, including equity securities, convertible securities and all types of debt securities. Berger Balanced Fund's policy is to invest at least 25% of its total assets in equity securities and Berger Balanced Fund normally invests 45-65% of its total assets in equity securities. Each Fund invests at least 25% of its assets in fixed-income senior securities.


     In selecting growth companies for Janus Balanced Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Janus Balanced Fund shifts assets between the growth and income components of its portfolio based on the portfolio manager's analysis of relevant market, financial and economic conditions. Berger Balanced Fund allocates assets between equity and fixed-income securities based on the portfolio manager's assessment of available investment opportunities and relevant market, economic and financial factors. In selecting companies for Berger Balanced Fund, the portfolio manager looks for companies with strong fundamentals and strong management, whose stock is trading at a discount relative to their intrinsic investment value and where there is a specific catalyst or event that has the potential to drive appreciation of their stock towards intrinsic value. Portfolio turnover rates are not a factor in making buy and sell decisions for Janus Balanced Fund.


     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance returns, for Janus Balanced
Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Balanced Fund may invest up to 35% of its net assets in high-yield/high-risk bonds (or "junk" bonds), and Berger Balanced Fund may invest up to 20% of its assets in convertible securities rated below investment grade.


     The Funds have substantially similar fundamental investment policies. However, although both Funds may borrow money for temporary or emergency purposes, Berger Balanced Fund is limited to borrowing in an amount up to 25% of its total assets.

     Investment Risks. Because Janus Balanced Fund's investment objective is similar to that of Berger Balanced Fund and both Funds invest in a portfolio of equity and fixed-income securities, an investment in Janus Balanced Fund is subject to many of the same risks as an investment in Berger Balanced Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. Both Funds are also subject to risks relating to fixed-income securities, which include interest rate and credit risks. The value of fixed-income securities generally decreases when interest rates rise, and there is the risk that an issuer will be unable to make principal and interest payments when due. In addition, to the extent Janus Balanced Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Portfolio Manager. Karen L. Reidy is Executive Vice President and Portfolio Manager of Janus Balanced Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation. Ms. Reidy has acted as Portfolio Manager of Berger Balanced Fund since December 16, 2002.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices vary over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                                 LIFE OF THE
FUND                                            1 YEAR     5 YEARS    10 YEARS     FUND(1)
----                                            ------     -------    --------   -----------
Berger Balanced Fund
  Return Before Taxes.........................  (22.13)%     5.24%       N/A        11.61%
  Return After Taxes on Distributions.........  (22.84)%     2.20%       N/A         7.33%
  Return After Taxes on Distributions and Sale
     of Fund Shares...........................  (13.58)%     3.13%       N/A         7.76%
Janus Balanced Fund
  Return Before Taxes.........................   (6.56)%     7.06%     10.77%         N/A
  Return After Taxes on Distributions.........   (7.48)%     5.71%      8.62%         N/A
  Return After Taxes on Distributions and Sale
     of Fund Shares...........................   (4.02)%     5.25%      8.00%         N/A
S&P 500 Index(2) (reflects no deduction for
  expenses or taxes)..........................  (22.09)%    (0.58)%     9.34%       (0.02)%
Lehman Brothers U.S. Government/Credit Index
  (reflects no deduction for expenses or
  taxes)(3)...................................   11.04%      7.62%      7.61%         N/A


---------------

(1) As of September 30, 1997 for Berger Balanced Fund. Life of the fund performance is not included for Janus Balanced Fund and its index because Janus Balanced Fund has 10 years of performance.


(2) The S&P 500 Index is Berger Balanced Fund's and Janus Balanced Fund's benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. The S&P 500 Index 10-year return is for Janus Balanced Fund and the life of the fund performance for Berger Balanced Fund.



(3) The Lehman Brothers U.S. Government/Credit Index is an unmanaged index, whose issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporations whose debt is guaranteed by the U.S. government and other corporations. Janus Balanced Fund's average annual return is also compared to the Lehman Brothers U.S. Government/Credit Index.

       JANUS GLOBAL TECHNOLOGY FUND -- BERGER INFORMATION TECHNOLOGY FUND

     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Global Technology Fund seeks long-term growth of capital. Berger Information Technology Fund aims for capital appreciation. Both Funds primarily invest in equity securities of technology companies. Janus Global Technology Fund normally invests at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. Berger Information Technology Fund normally invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products. Although Berger Information Technology Fund may invest in foreign securities, Janus Global Technology Fund may have significant exposure to the foreign markets. Berger Information Technology Fund is classified as a diversified fund, and Janus Global Technology Fund is classified as a nondiversified fund.

     In selecting companies for Janus Global Technology Fund, the portfolio manager selects companies for their growth potential that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies are either companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advances or improvements, or companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. Berger Information Technology Fund focuses on companies that the portfolio manager believes are best positioned to benefit from trends in information technology spending and demand and generally invests the remainder of its assets in technology-related companies whose stock price the portfolio manager believes is undervalued. In selecting companies for Berger Information Technology Fund, the portfolio manager generally looks for companies that dominate their industries or a particular market segment, that have developed or are developing products or services that represent significant technological advancements or improvements and that have strong fundamentals, strong management and strong product positioning. Portfolio turnover rates are not a factor in making buy and sell decisions for Janus Global Technology Fund.

     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use futures, forwards and options for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for Janus Global Technology Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Global Technology Fund may also invest up to 35% of its net assets in high-yield/high-risk bonds.

     The Funds have substantially similar fundamental investment policies, except that Janus Global Technology Fund has no fundamental policy regarding diversification, since it is classified as a nondiversified fund. In addition, although both Funds may borrow money for temporary or emergency purposes, Berger Information Technology Fund is limited to borrowing in an amount up to 25% of its total assets.

     Investment Risks. Because Janus Global Technology Fund's investment objective is similar to that of Berger Information Technology Fund and both Funds invest in equity securities of technology companies, an investment in Janus Global Technology Fund is subject to many of the same risks as an investment in Berger Information Technology Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Funds' investments may go down and investors may lose money on their investment. Each Fund's return and share price may fluctuate more than that of funds primarily invested in industries more stable than technology or than that of funds that do not invest in related industries. Companies in technology industries may react similarly to market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund's portfolio. Because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. In addition, to the extent Janus Global Technology Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Janus Global Technology Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock may have a greater impact on Janus Global Technology Fund's share price. Because Berger Information Technology Fund is classified as a diversified fund, it is not subject to the risks associated with taking larger positions in a smaller number of companies. To the extent Janus Global Technology Fund is invested in the foreign markets, the Fund's return and share price may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

     Portfolio Manager. C. Mike Lu is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in history and a Bachelor of Arts degree in economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices vary over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                               LIFE OF THE
FUND                                                      1 YEAR     5 YEARS     FUND(1)
----                                                      ------     -------   -----------
Berger Information Technology Fund -- Investor
  Return Before Taxes...................................  (43.28)%     1.37%       6.40%
  Return After Taxes on Distributions...................  (43.28)%     1.29%       6.32%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (26.57)%     1.16%       5.31%
Berger Information Technology Fund -- Institutional
  Shares
  Return Before Taxes...................................  (43.10)%     1.72%       6.72%
  Return After Taxes on Distributions...................  (43.10)%     1.64%       6.64%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (26.46)%     1.44%       5.58%
Janus Global Technology Fund
  Return Before Taxes...................................  (40.94)%      N/A       (7.48)%
  Return After Taxes on Distributions...................  (40.94)%      N/A       (7.68)%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (25.14)%      N/A       (5.79)%
Nasdaq-100 Index(2) (reflects no deduction for expenses
  or taxes).............................................  (37.58)%    (0.13)%      3.15%
Wilshire 5000 Index(3) (reflects no deduction for
  expenses or taxes)....................................        %          %           %
S&P 500 Index(4) (reflects no deduction for expenses or
  taxes)................................................  (22.09)%      N/A      (24.47)%


---------------

(1) As of April 8, 1997 for Berger Information Technology Fund and as of December 31, 1998 for Janus Global Technology Fund.

(2) Nasdaq-100 Index is Berger Information Technology Fund's new benchmark index. Berger Information Technology Fund changed its benchmark index in January 2002 to correlate more closely to the investment style of the Fund. The Nasdaq-100 Index is an unmanaged index, with dividends reinvested, which reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.


(3) The Wilshire 5000 Index is Berger Information Technology Fund's previous benchmark index. The Wilshire 5000 Index is an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data.

(4) The S&P 500 Index is Janus Global Technology Fund's benchmark index. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

                JANUS OVERSEAS FUND -- BERGER INTERNATIONAL FUND

     Investment Objectives, Policies and Restrictions. While the Funds have similar investment objectives and policies, there are some differences. Janus Overseas Fund seeks long-term growth of capital. Berger International Fund aims for long-term capital appreciation. Both Funds primarily invest in equity securities of foreign companies. Berger International Fund is a feeder fund that invests all of its assets in the Master Portfolio, which has the same investment goals and policies as Berger International Fund. For purposes of this discussion, all references to Berger International Fund include the Master Portfolio. Janus Overseas Fund invests at least 80% of its net assets in securities of issuers from countries outside the United States. Janus Overseas Fund normally invests in securities of issuers from at least five countries outside the United States. Berger International Fund normally invests at least 65% of its total assets in securities of companies from at least five countries outside the United States. Each Fund may at times invest in fewer than five countries or even in a single country. Berger International Fund has recently been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East, but may also invest in other foreign countries, including developing countries. Berger International Fund focuses on well-established, mid-sized to large capitalization companies.

     In selecting companies for Janus Overseas Fund, the portfolio manager takes a "bottom up" approach, which means that the portfolio manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager does not use specific criteria in making this assessment. Berger International Fund focuses on companies best positioned to take advantage of identified economic or business themes. In selecting companies for the Berger International Fund, the portfolio manager generally looks for companies with securities that are fundamentally undervalued, business operations predominantly in well-regulated and more stable foreign markets and substantial size and liquidity, strong balance sheets, proven management and diversified earnings. Berger International Fund's investments may be focused in a small number of business sectors. Portfolio turnover rates are not a factor in making buy and sell decisions for Janus Overseas Fund.

     As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in convertible securities, investment grade bonds, illiquid and restricted securities (up to 15% of net assets), special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings. Each Fund may also use forwards for hedging purposes (and up to 5% of net assets for nonhedging purposes, such as seeking to enhance return, for Janus Overseas Fund) and may invest in cash and similar investments when the Fund's portfolio manager believes market conditions warrant a temporary defensive position. Janus Overseas Fund may also invest up to 35% of its net assets in high-yield/high-risk bonds, and may use futures and options for hedging purposes (and for nonhedging purposes subject to the 5% limit described above).

     The Funds have substantially similar fundamental investment policies. However, although both Funds may borrow money for temporary or emergency purposes, Berger International Fund is limited to borrowing in an amount up to 25% of its total assets.

     Investment Risks. Because Janus Overseas Fund's investment objective is similar to that of Berger International Fund and both Funds invest in equity securities of foreign companies, an investment in Janus Overseas Fund is subject to many of the same risks as an investment in Berger International Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Fund's investments may go down and investors may lose money on their investment.

     Each Fund is also subject to the risk of foreign investing, which may involve greater risks than investing in domestic securities because a Fund's performance may depend on issues other than the performance of a particular company. For example, the value of foreign securities is affected by the value of the local currency relative to the U.S. dollar. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In addition, there may be less government supervision of foreign markets and foreign securities markets may be less liquid and more volatile than domestic markets. The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may also be higher than those involved in domestic transactions. In addition, to the extent Janus Overseas Fund engages in active trading, the Fund will have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

     Portfolio Managers. Helen Young Hayes is Executive Vice President and Co-Manager of Janus Overseas Fund. She joined Janus in 1987 and has served as a Portfolio Manager or a Co-Manager of Janus Overseas Fund since its inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Mr. Hayes is the Managing Director of Investments and a Director of Janus. Ms. Hayes holds a Bachelor of Arts degree in economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

     Brent A. Lynn is Executive Vice President and Co-Manager of Janus Overseas Fund, for which he has served as Co-Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in economics and industrial engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

     Performance. The following table shows the Funds' average annual total returns over different periods and shows how the Funds' performance compares with relevant broad-based market indices. The table shows returns on a before-tax and after-tax basis. After tax-returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The performance of the Funds and the indices varies over time, and past performance (before and after taxes) is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

                          AVERAGE ANNUAL TOTAL RETURNS

              FOR THE PERIODS ENDED DECEMBER 31, 2002 (UNAUDITED)



                                                                               LIFE OF THE
FUND                                                      1 YEAR     5 YEARS     FUND(1)
----                                                      ------     -------   -----------
Berger International Fund
  Return Before Taxes...................................  (20.17)%    (3.48)%     (1.47)%
  Return After Taxes on Distributions...................  (19.94)%    (4.26)%     (2.36)%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (12.16)%    (2.70)%     (1.23)%
Janus Overseas Fund
  Return Before Taxes...................................  (23.89)%     0.57%       7.83%
  Return After Taxes on Distributions...................  (24.19)%    (0.17)%      7.06%
  Return After Taxes on Distributions and Sale of Fund
     Shares.............................................  (14.67)%     0.63%       6.53%
Morgan Stanley Capital International EAFE(R) Index(2)
  (reflects no reduction for expenses or taxes).........  (15.94)%    (2.89)%     (1.66)/0.40%


---------------


(1) As of November 7, 1996 for Berger International Fund and as of May 2, 1994 for Janus Overseas Fund. As of November 7, 1996 and May 2, 1994, respectively, for the Index.


(2) The Morgan Stanley Capital International EAFE(R) Index is an unmanaged market capitalization weighted index, with dividends reinvested, composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

                       SHAREHOLDER FEES AND FUND EXPENSES

     The following comparative fee tables show the fees for each Janus Fund and its corresponding Berger Fund for the year ending October 31, 2002. The unaudited pro forma table shows Janus Fund's fees assuming that the Reorganization is approved.

FUND EXPENSES

                    JANUS OLYMPUS FUND -- BERGER GROWTH FUND
                                SHAREHOLDER FEES

     Shareholders in the Berger Funds and Janus Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)

                                                                            PRO FORMA --
                                                  JANUS         BERGER         JANUS
                                               OLYMPUS FUND   GROWTH FUND   OLYMPUS FUND
                                               ------------   -----------   ------------
                                                                            (UNAUDITED)
Management Fees..............................      0.65%         0.73%          0.65%
Distribution (12b-1) Fees....................        --          0.25%            --
Other Expenses...............................      0.29%         0.56%          0.29%
                                                   ----          ----           ----
Total Annual Operating Expenses..............      0.94%         1.54%          0.94%

     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for the Berger Growth Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Janus Olympus Fund..................................   $ 96     $300      $520      $1,155
Berger Growth Fund..................................   $157     $486      $839      $1,835
Pro Forma -- Janus Olympus Fund.....................   $ 96     $300      $520      $1,155

          JANUS GROWTH AND INCOME FUND -- BERGER LARGE CAP GROWTH FUND
                                SHAREHOLDER FEES

     Shareholders in the Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)


                                                                               PRO FORMA --
                                       JANUS GROWTH AND   BERGER LARGE CAP   JANUS GROWTH AND
                                         INCOME FUND        GROWTH FUND        INCOME FUND
                                       ----------------   ----------------   ----------------
                                                                               (UNAUDITED)
Management Fees......................        0.65%              0.75%              0.65%
Distribution (12b-1) Fees............          --               0.25%                --
Other Expenses.......................        0.25%              0.41%              0.25%
                                             ----               ----               ----
Total Annual Operating Expenses......        0.90%              1.41%              0.90%


     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for the Berger Large Cap Growth Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Janus Growth and Income Fund........................   $ 92     $287      $498      $1,108
Berger Large Cap Growth Fund........................   $144     $446      $771      $1,691
Pro Forma -- Janus Growth and Income Fund...........   $ 92     $287      $498      $1,108

              JANUS ENTERPRISE FUND -- BERGER MID CAP GROWTH FUND
                                SHAREHOLDER FEES

     Shareholders in the Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)


                                                                 BERGER      PRO FORMA --
                                                      JANUS      MID CAP        JANUS
                                                    ENTERPRISE   GROWTH       ENTERPRISE
                                                       FUND       FUND           FUND
                                                    ----------   -------     ------------
                                                                             (UNAUDITED)
Management Fees...................................     0.65%       0.75%         0.65%
Distribution (12b-1) Fees.........................       --        0.25%           --
Other Expenses....................................     0.28%       1.04%         0.29%
                                                       ----       -----          ----
Total Annual Operating Expenses...................     0.93%       2.04%         0.94%
  Less Fee Waivers................................       --       (0.04)%(1)       --
                                                       ----       -----          ----
Net Expenses......................................     0.93%       2.00%         0.94%


---------------


(1) Pursuant to a written agreement, Berger waives its fees to the extent that the annual operating expenses for the Fund including the management fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the Fund's average daily net assets in any fiscal year. The agreement may not be terminated without the written consent of the Fund, following due consideration of any proposed termination by the Fund's Board Members, including the Independent Board Members.


     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for the Berger Mid Cap Growth Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
Janus Enterprise Fund..............................   $ 95     $296     $  515     $1,143
Berger Mid Cap Growth Fund.........................   $207     $640     $1,098     $2,369
Pro Forma -- Janus Enterprise Fund.................   $ 96     $300     $  520     $1,155

             JANUS VENTURE FUND -- BERGER SMALL COMPANY GROWTH FUND
                                SHAREHOLDER FEES

     Shareholders in the Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)

                                               BERGER SMALL     BERGER SMALL
                                                 COMPANY          COMPANY
                                     JANUS    GROWTH FUND --   GROWTH FUND --   PRO FORMA --
                                    VENTURE      INVESTOR      INSTITUTIONAL       JANUS
                                     FUND         SHARES           SHARES       VENTURE FUND
                                    -------   --------------   --------------   ------------
                                                                                (UNAUDITED)
Management Fees...................   0.65%         0.84%            0.84%           0.65%
Distribution (12b-1) Fees.........     --          0.25%              --              --
Other Expenses....................   0.23%         0.50%            1.25%           0.24%
                                     ----          ----            -----            ----
Total Annual Operating Expenses...   0.88%         1.59%            2.09%           0.89%
  Less Fee Waivers................   0.00%         0.00%           (0.98)%(1)       0.00%
                                     ----          ----            -----            ----
Net Expenses......................   0.88%         1.59%            1.11%           0.89%

---------------


(1) Pursuant to a written agreement, Berger reimburses the Fund's Institutional Shares class to the extent that normal transfer agency and registration expenses exceed 0.20% of the Institutional Shares average daily net assets in any fiscal year. The agreement may not be terminated until September 30, 2003.


     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for Investor Shares of the Berger Small Company Growth Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
Janus Venture Fund.................................   $ 90     $281     $  488     $1,084
Berger Small Company Growth Fund -- Investor
  Shares...........................................   $162     $502     $  866     $1,889
Berger Small Company Growth Fund -- Institutional
  Shares...........................................   $212     $655     $1,124     $2,421
Pro Forma -- Janus Venture Fund....................   $ 91     $284     $  493     $1,096

                  JANUS BALANCED FUND -- BERGER BALANCED FUND
                                SHAREHOLDER FEES

     Shareholders in the Funds do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)

                                                                             PRO FORMA --
                                                        JANUS      BERGER       JANUS
                                                       BALANCED   BALANCED     BALANCED
                                                         FUND       FUND         FUND
                                                       --------   --------   ------------
                                                                             (UNAUDITED)
Management Fees......................................    0.65%      0.70%        0.65%
Distribution (12b-1) Fees............................      --       0.25%          --
Other Expenses.......................................    0.21%      0.37%        0.21%
                                                         ----       ----         ----
Total Annual Operating Expenses......................    0.86%      1.32%        0.86%

     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for the Berger Balanced Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Janus Balanced Fund.................................   $ 88     $274      $477      $1,061
Berger Balanced Fund................................   $134     $418      $723      $1,590
Pro Forma -- Janus Balanced Fund....................   $ 88     $274      $477      $1,061

       JANUS GLOBAL TECHNOLOGY FUND -- BERGER INFORMATION TECHNOLOGY FUND
                                SHAREHOLDER FEES


     Shareholders in the Funds generally do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year. During the year ended October 31, 2002, Berger Information Technology Fund charged a 1% redemption fee on shares exchanged if held less than six months, since an exchange is treated as a redemption followed by a purchase. Beginning February 28, 2003, Janus Global Technology Fund may charge a 1% redemption fee on shares sold or exchanged if held less than three months. Janus Global Technology Fund shares issued to shareholders of Berger Information Technology Fund in connection with the Reorganization will not be subject to the redemption fee. However, shares of Janus Global Technology Fund acquired after the Reorganization and held less than three months may be subject to the redemption fee.


                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)


                                                        BERGER         BERGER
                                                      INFORMATION    INFORMATION
                                           JANUS      TECHNOLOGY     TECHNOLOGY     PRO FORMA --
                                           GLOBAL       FUND --        FUND --      JANUS GLOBAL
                                         TECHNOLOGY    INVESTOR     INSTITUTIONAL    TECHNOLOGY
                                            FUND        SHARES         SHARES           FUND
                                         ----------   -----------   -------------   ------------
                                                                                    (UNAUDITED)
Management Fees........................     0.65%         0.85%          0.85%          0.65%
Distribution (12b-1) Fees..............       --          0.25%            --             --
Other Expenses.........................     0.31%         1.08%          0.52%          0.31%
                                            ----         -----          -----           ----
Total Annual Operating Expenses........     0.96%         2.18%          1.37%          0.96%
  Less Fee Waivers.....................     0.00%        (0.18)%(1)     (0.07)%(1)      0.00%
                                            ----         -----          -----           ----
Net Expenses...........................     0.96%         2.00%          1.30%          0.96%


---------------


(1) Pursuant to a written agreement, Berger waives its fees to the extent that the annual operating expenses for the Investor Shares class including the management fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the average daily net assets of the Investor Shares during the fiscal year. Pursuant to the agreement, Berger also waives annual operating expenses of the Institutional Shares class including the management fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, to keep all management fees waivers made under the agreement proportional between the classes. This agreement may not be terminated without the written consent of the Fund, following due consideration of any proposed termination by the Fund's Board Members, including the Independent Board Members.


     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for Investor Shares of the Berger Information Technology Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                 ------   -------   -------   --------
Janus Global Technology Fund.......................   $ 98     $306     $  531     $1,178
Berger Information Technology Fund -- Investor
  Shares...........................................   $221     $682     $1,169     $2,513
Berger Information Technology Fund -- Institutional
  Shares...........................................   $139     $434     $  750     $1,646
Pro Forma -- Janus Global Technology Fund..........   $ 98     $306     $  531     $1,178

                JANUS OVERSEAS FUND -- BERGER INTERNATIONAL FUND
                                SHAREHOLDER FEES


     Shareholders in the Funds generally do not pay any sales loads, redemption fees or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year. Beginning February 28, 2003, Janus Overseas Fund may charge a 1% redemption fee on shares sold or exchanged if held less than three months. Janus Overseas Fund shares issued to shareholders of Berger International Fund in connection with the Reorganization will not be subject to the redemption fee. However, shares of Janus Overseas Fund acquired after the Reorganization and held less than three months may be subject to the redemption fee.


                         ANNUAL FUND OPERATING EXPENSES
              (AS A PERCENTAGE OF AVERAGE NET ASSETS) (UNAUDITED)

                                                                                PRO FORMA --
                                                      JANUS        BERGER          JANUS
                                                     OVERSEAS   INTERNATIONAL     OVERSEAS
                                                       FUND        FUND(1)          FUND
                                                     --------   -------------   ------------
                                                                                (UNAUDITED)
Management Fees....................................    0.65%        0.85%           0.65%
Distribution (12b-1) Fees..........................      --         0.25%             --
Other Expenses.....................................    0.26%        0.73%           0.26%
                                                       ----         ----            ----
Total Annual Operating Expenses....................    0.91%        1.83%           0.91%

---------------

(1) Annual Fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Master Portfolio.

     Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees (for the Berger International Fund) and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                    EXAMPLE

     The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     - $10,000 initial investment

     - 5% return for each year

     - each Fund's operating expenses remain the same for each period

     - redemption after the end of each period

     - reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                                  ------   -------   -------   --------
Janus Overseas Fund.................................   $ 93     $290      $504      $1,120
Berger International Fund...........................   $186     $576      $990      $2,148
Pro Forma -- Janus Overseas Fund....................   $ 93     $290      $504      $1,120

INVESTMENT ADVISORY FEES

     The following table compares annual investment advisory fees as a percentage of average net assets paid to Janus for each Janus Fund and to Berger for each Berger Fund. The table shows fees before any waivers or reimbursements ("Total") and fees after any waivers or reimbursements ("Net"). The fees listed are for the year ended October 31, 2002.

JANUS FUNDS (UNAUDITED)               FEE
-----------------------               ----
Janus Olympus Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Growth and Income Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Enterprise Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Venture Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Balanced Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Global Technology Fund
  Total.............................  0.65%
  Net...............................  0.65%
Janus Overseas Fund
  Total.............................  0.65%
  Net...............................  0.65%


BERGER FUNDS (UNAUDITED)              FEE
------------------------              ----
Berger Growth Fund
  Total............................   0.73%
  Net..............................   0.73%
Berger Large Cap Growth Fund
  Total............................   0.75%
  Net..............................   0.75%
Berger Mid Cap Growth Fund
  Total............................   0.75%
  Net..............................   0.75%
Berger Small Company Growth Fund
  Total............................   0.84%
  Net..............................   0.84%
Berger Balanced Fund
  Total............................   0.70%
  Net..............................   0.70%
Berger Information Technology Fund
  Total............................   0.85%
  Net..............................   0.77%
Berger International Fund(1)
  Total............................   0.85%
  Net..............................   0.85%


---------------

(1) Advisory fee paid by Master Portfolio and indirectly by the Fund.

RULE 12b-1 DISTRIBUTION PLAN

     To pay for the costs of promoting the Berger Funds and servicing shareholder accounts, each Berger Fund (Investor Shares only for Berger Small Company Growth Fund and Berger Information Technology Fund) has adopted a Rule 12b-1 distribution plan. Under the plan, an annual fee of 0.25% of the average daily net assets of each Fund (or Class) is paid to Berger to finance activities primarily intended to result in the sale of Fund shares. Payments to Berger under the plan may be more or less than actual expenses incurred.

     The Janus Funds have not adopted a Rule 12b-1 distribution plan. Accordingly, Berger Fund shareholders will not pay 12b-1 fees after the Reorganization.

                              SHAREHOLDER SERVICES

PURCHASE PROCEDURES

     Berger Funds. Shares may be purchased directly from the Berger Funds by mail, by telephone or by wire. Shares may also be purchased through broker-dealers or other financial organizations. The minimum initial purchase requirement for Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Balanced Fund, Berger International Fund and Investor Shares of the Berger Small Company Growth Fund and Berger Information Technology Fund is $2,500 for regular accounts and $500 for individual retirement accounts. The minimum subsequent purchase requirement is $50. Shares purchased through regular deductions from a designated bank account (i.e., Low Minimum Investment Plan) may be purchased for a minimum investment of $50 per month and are not subject to the $2,500 minimum so long as such purchases continue. The minimum initial purchase requirement for Institutional Shares of Berger Small Company Growth Fund and Berger Information Technology Fund is $250,000. There is no minimum subsequent purchase requirement.

     Berger Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the purchase request is received in good order and accepted by the Fund. The NAV of each Fund (or Class) is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.

     Janus Funds. Shares may be purchased directly from the Janus Funds by mail, by telephone, on line or by wire (for existing accounts). Shares may also be purchased through broker-dealers, banks or other financial organizations. The minimum initial purchase requirement is $2,500 for regular accounts and $500 for UGMA/ UTMA accounts, individual retirement accounts, SEP plans or Coverdell Education Savings accounts. Additional shares may also be purchased through regular deductions from a designated bank account (i.e., Automatic Monthly Investment Program) or through payroll deductions for a minimum investment of $100 per month. The minimum subsequent purchase requirement is $100.

     The Janus Funds do not offer SIMPLE IRAs. The Janus Funds also do not offer a Low Minimum Investment Program. Berger Fund shareholders participating in the Low Minimum Investment Plan will no longer be able to do so after the Reorganization. If a Berger Fund shareholder has an account balance of $2,500 or more, such shareholder may participate in the Janus Funds' programs subject to the minimum investment amount of the Janus Fund (i.e., $100 a month). Berger Fund shareholders with an account balance of less than $2,500 will have up to six months following the Reorganization to meet the $2,500 minimum investment requirement. After such time, Janus may close their accounts after giving the shareholders notice and the opportunity to add to their accounts.

     Janus Venture Fund and Janus Overseas Fund are closed to new investors. However, current investors and Berger Fund shareholders who become shareholders of such Funds as a result of the Reorganizations may continue to invest in the closed Janus Funds and/or open new Fund accounts in the same Fund.

     Janus Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the purchase request is received and accepted. The NAV of each Fund is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.


     For Berger Funds and Janus Funds, to be in "good order," a purchase, exchange or redemption request must include:



     - the Fund name



     - your account number



     - the amount of the transaction (in dollars or shares)



     - the signature of all owners exactly as registered

     - signature guarantee, if required



     - any supporting legal documentation that may be required


EXCHANGE PRIVILEGES

     Berger Funds. Shareholders may exchange shares of one Berger Fund for shares of another Berger Fund within the same class of shares or for money market shares in the Cash Account Trust Portfolios (the "CAT Portfolios"). Exchanges may be made by mail, by telephone or by wire. Exchanges may also be made automatically ($50 minimum) through the Systematic Exchange Plan on a monthly, quarterly, semiannual or annual basis. The exchange price is the NAV next determined after the exchange request is received in good order and accepted by the Fund. Exchanges into a new Fund or CAT Portfolio must meet the Fund or Portfolio's minimum initial and subsequent purchase requirements. The Berger Funds may terminate or modify the exchange privilege at any time.


     Janus Funds. Shareholders may exchange shares of one Janus Fund for shares of another Janus Fund. Exchanges may be made by mail, by telephone or on line. Exchanges may also be made automatically ($100 minimum) through Systematic Exchange on a monthly basis. The exchange price is the NAV next determined after the exchange request is received and accepted. Exchanges into a new Fund must meet the minimum initial and subsequent purchase requirements or the total account value if the value of the Janus Fund account exchanged from is less than the minimum initial or subsequent purchase requirement. The Janus Funds may terminate or modify the exchange privilege at any time and would notify shareholders of such termination or modification.



     An exchange from Janus Global Technology Fund or Janus Overseas Fund of shares held three months or less may be subject to the Fund's 1% redemption fee. Shares of Janus Global Technology Fund and Janus Overseas Fund issued in connection with the Reorganizations will not be subject to the redemption fee. However, shares of Janus Global Technology Fund or Janus Overseas Fund acquired after the Reorganizations may be subject to the redemption fee.


REDEMPTION PROCEDURES


     Berger Funds. Shareholders may redeem shares on any business day by mail, by telephone or on line (for non-retirement accounts). The redemption price will be the NAV next determined after the redemption request is received in good order. Redemptions also may be made through a Systematic Withdrawal Plan in amounts of $50 or more for Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Balanced Fund and Berger International Fund and Investor Shares of Berger Small Company Growth Fund and Berger Information Technology Fund. The Systematic Withdrawal Plan requires that a shareholder's account have a value of $5,000 or more. Holders of Institutional Shares of Berger Small Company Growth Fund and Berger Information Technology Fund are required to maintain a minimum account balance of $250,000. Generally, if a shareholder's account balance drops below $2,000 due to redemptions (or $250,000 for Institutional Shares of Berger Small Company Growth Fund and Berger Information Technology Fund), including redemptions made through a Systematic Withdrawal Plan, the Fund may redeem the shareholder's remaining shares and close the account. However, the shareholder will always be given at least 60 days' notice to add to his account and avoid an involuntary redemption. Berger Growth Fund shareholders are not subject to involuntary redemptions for low account balances.


     If the shareholder's address of record has changed within the last fifteen
(15) days, the redemption request exceeds $100,000, the shareholder requests that proceeds be sent to an address or an account that is different from the address of record or in certain other circumstances, the Berger Funds require a written redemption request with a signature guarantee from an eligible guarantor (a notarized signature is not sufficient).


     Janus Funds. Shareholders may redeem shares on any business day by mail, by telephone, on-line or by wire. The redemption price will be the NAV next determined after the redemption request is received in good order. Redemptions also may be made through Systematic Redemption in specific amounts on a regular basis. If a shareholder's account balance falls below the minimum initial investment amount ($2,500 or $500, as the case may be) due to redemptions, Janus reserves the right to close the shareholder's account.


     If the shareholder's address has changed within the last ten (10) days, the redemption request exceeds $100,000, the shareholder requests that proceeds be sent to an address or a person that is different from the address or shareholder of record, as the case may be, or in certain other circumstances, the Janus Funds require a signature guarantee from an eligible financial institution (a notarized signature is not sufficient).


     A redemption of Janus Global Technology Fund or Janus Overseas Fund shares held three months or less may be subject to the Fund's 1% redemption fee. Shares of Janus Global Technology Fund and Janus Overseas Fund issued in connection with the Reorganizations will not be subject to the redemption fee. However, shares of Janus Global Technology Fund or Janus Overseas Fund acquired after the Reorganizations may be subject to the redemption fee.


REDEMPTIONS IN KIND

     Berger Funds. The Berger Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Berger Funds reserve the right to make payments in the form of portfolio securities (a redemption in kind) under unusual circumstances.

     Janus Funds. The Janus Funds also have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Should redemption by any shareholder exceed such limitation, the Janus Funds have the option to pay the excess in cash or in kind.

     A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

DIVIDEND POLICIES

     Berger Funds. The Berger Funds declare and pay dividends annually. The Berger Funds distribute capital gains, if any, at least annually, normally in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

     Janus Funds. Janus Growth and Income Fund and Janus Balanced Fund normally declare and distribute dividends quarterly in March, June, September and December. The other Janus Funds normally declare and distribute dividends annually. The Janus Funds normally declare and distribute capital gains annually in December. Distributions will automatically be reinvested in additional shares unless shareholders change their distribution options.

                  INFORMATION RELATING TO THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATIONS

     The following summary is qualified in its entirety by reference to the Reorganization Plans in Exhibits A and B. Each Reorganization Plan provides for the Reorganizations to occur on or about March 24, 2003.

     Each Reorganization Plan provides that all of the assets and liabilities of each Berger Fund will be transferred to the corresponding Janus Fund on the Closing Date of the Reorganizations. In exchange for the transfer of these assets and liabilities, the Janus Funds will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares of each Janus Fund to the corresponding Berger Fund equal in value to the aggregate net asset value of the corresponding Berger Fund calculated at the Effective Time.

     Following the transfer of assets and liabilities in exchange for Janus Fund shares, each Berger Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the corresponding Janus Fund so received. Shareholders of each Berger Fund owning shares at the Effective Time will receive a number of shares of the corresponding Janus Fund with the same aggregate value as the shareholder had in the Berger Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Berger Funds' shareholders on the share records of the Janus Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the applicable Janus Fund due to the shareholders of the corresponding Berger Fund. Each Berger Fund then will be terminated or dissolved as soon as practicable thereafter. Following the dissolution of Berger Growth Fund and Berger Large Cap Growth Fund, a notice on Form N-8F will be filed with the SEC on behalf of each Fund seeking to deregister the Fund as an investment company. Following the termination of Berger Mid Cap Growth Fund, Berger Small Company Growth Fund,Berger Balanced Fund and Berger Information Technology Fund and assuming the reorganization of the other series of the Berger Investment Portfolio Trust to which this Proxy Statement/Prospectus does not relate, a notice on Form N-8F will be filed on behalf of the Berger Investment Portfolio Trust seeking to deregister that Company as an investment company. Following the termination of Berger International Fund and the liquidation of the other two series of the Berger Worldwide Funds Trust, a notice on Form N-8F will also be filed on behalf of the Berger Worldwide Funds Trust seeking to deregister that Company as an investment company.



     Although certain Berger Fund shareholders may hold share certificates, the Janus Funds will not issue share certificates to Berger Fund shareholders in connection with the Reorganizations. Berger Fund shareholders who hold share certificates will receive separate instructions relating to tendering their certificates in connection with the Reorganizations. Shares of the Janus Funds to be issued will have no preemptive or conversion rights.



     Each Reorganization Plan contains customary representations, warranties and conditions. Each Reorganization Plan provides that the consummation of the Reorganization with respect to a Berger Fund and its corresponding Janus Fund is conditioned upon, among other things: (1) approval of the Reorganization by the Berger Fund's shareholders; (2) the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Berger Funds, their shareholders and the Janus Funds; and (3) approval of the establishment of an advisory board comprised of at least four of the Independent Board Members of the Companies (the "Advisory Board") by the Board of Trustees of Janus Investment Fund. Each Reorganization Plan may be terminated by mutual agreement of Janus Investment Fund with respect to a Janus Fund or a Company with respect to a Berger Fund, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.


COSTS OF REORGANIZATIONS

     Janus will bear the following reasonable costs associated with the Funds' participation in the Reorganizations: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the Independent Board Members); (f) solicitation costs; (g) fees payable to the Independent Board Members for participation in any special meetings relating to the Reorganizations; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the Independent Board Members and obtaining directors' and officers'/errors and omissions insurance for the Advisory Board. The Funds will not pay any of these expenses. The Berger Funds will pay brokerage costs of any necessary rebalancing of their investment portfolios prior to the effective date of the Reorganization.

FEDERAL INCOME TAXES

     Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, neither the Berger Funds nor their shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the Janus Fund shares received by shareholders will be the same in the aggregate as the basis of the Berger Fund shares exchanged; and the holding period of the Janus Fund shares received will include the holding period of the Berger Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganizations, Janus Investment Fund and the Companies will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

     The Berger Funds will continue their investment operations while the Reorganizations are pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. Even though the Reorganizations are intended to be tax-free for federal income tax purposes, shareholders should expect that such distributions would be taxable to them.


     As of September 30, 2002, each Berger Fund had the following unutilized capital loss carryovers:


Berger Growth Fund..........................................  $381,041,258
Berger Large Cap Growth Fund................................    66,647,380
Berger Mid Cap Growth Fund..................................   147,780,918
Berger Small Company Growth Fund............................   428,500,788
Berger Balanced Fund........................................    14,741,105
Berger Information Technology Fund..........................    28,139,172
Berger International Fund...................................       599,748


     As of October 31, 2002, each Janus Fund had the following unutilized capital loss carryovers:


Janus Olympus Fund..........................................  $2,048,586,951
Janus Growth and Income Fund................................   1,040,247,620
Janus Enterprise Fund.......................................   4,639,617,198
Janus Venture Fund..........................................     278,279,615
Janus Balanced Fund.........................................     537,568,467
Janus Global Technology Fund................................   2,856,603,063
Overseas Fund...............................................   1,638,431,220


     The final amount of unutilized capital loss carryovers for each Berger Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganizations, these capital loss carryovers may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Janus Funds. As a result, some or all of the capital loss carryovers may expire unutilized. The Boards took this factor into account in concluding that the proposed Reorganizations would be in the best interests of the Berger Funds. In addition, the amount of capital loss carryovers, which may offset the capital gains in future years of Janus Olympus Fund and Janus Enterprise Fund, may be limited as a result of previous reorganizations involving Berger Growth Fund and Berger Mid Cap Growth Fund.


     THE BERGER FUNDS MAY SELL SECURITIES BEFORE THE REORGANIZATIONS, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR IN ANTICIPATION OF THE REORGANIZATIONS. AFTER THE CLOSING, THE JANUS FUNDS MAY DISPOSE OF CERTAIN SECURITIES RECEIVED FROM THE CORRESPONDING BERGER FUNDS. SUCH SALES MAY RESULT IN TRANSACTION COSTS AND CAPITAL GAINS (OR LOSSES). THE FUNDS EXPECT CAPITAL GAINS (IF ANY) TO BE INSIGNIFICANT. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATIONS TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION

     The following table sets forth, as of October 31, 2002, the capitalization of each Janus Fund, the capitalization of each Berger Fund, and the unaudited pro forma combined capitalization of the Janus Funds assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.


                                                                         NET ASSET
                                                                         VALUE PER     SHARES
FUND                                                      NET ASSETS       SHARE     OUTSTANDING
----                                                    --------------   ---------   -----------
Janus Olympus Fund....................................  $2,136,166,984    $20.60     103,705,620
Berger Growth Fund (Unaudited)........................  $  466,246,337    $ 5.21      89,508,842
Pro Forma -- Janus Olympus Fund (Unaudited)...........  $2,602,413,321    $20.60     126,338,937
Janus Growth and Income Fund..........................  $5,327,673,809    $23.70     224,802,574
Berger Large Cap Growth Fund (Unaudited)..............  $  196,313,899    $ 7.46      26,307,676
Pro Forma -- Janus Growth and Income Fund
  (Unaudited).........................................  $5,523,987,708    $23.70     233,085,860
Janus Enterprise Fund.................................  $1,854,192,287    $22.93      80,861,923
Berger Mid Cap Growth Fund (Unaudited)................  $   91,471,553    $ 7.82      11,703,473
Pro Forma -- Janus Enterprise Fund (Unaudited)........  $1,945,663,840    $22.93      84,851,088
Janus Venture Fund....................................  $  756,322,769    $31.59      23,940,266
Berger Small Company Growth Fund (Unaudited)
  Investor Shares.....................................  $  330,895,806    $ 1.66     198,967,493
  Institutional Shares................................  $      332,525    $ 1.69         196,446
Pro Forma -- Janus Venture Fund (Unaudited)...........  $1,087,551,100    $31.59      34,425,493
Janus Balanced Fund...................................  $3,935,992,717    $18.08     217,737,104
Berger Balanced Fund (Unaudited)......................  $   53,131,999    $10.43       5,094,405
Pro Forma -- Janus Balanced Fund (Unaudited)..........  $3,989,124,716    $18.08     220,675,821
Janus Global Technology Fund..........................  $1,249,514,126    $ 7.41     168,673,440
Berger Information Technology Fund (Unaudited)
  Investor Shares.....................................  $   17,845,759    $ 3.93       4,543,743
  Institutional Shares................................  $    4,824,678    $ 3.99       1,208,130
Pro Forma -- Janus Global Technology Fund
  (Unaudited).........................................  $1,272,184,563    $ 7.41     171,732,878
Janus Overseas Fund...................................  $3,242,596,890    $15.44     210,076,739
Berger International Fund (Unaudited).................  $   13,898,697    $ 7.45       1,866,386
Pro Forma -- Janus Overseas Fund (Unaudited)..........  $3,256,495,587    $15.44     210,976,913


BOARD CONSIDERATIONS


     The Independent Board Members of the Companies reviewed the potential implication of these proposals for the Reorganizations discussed in this Proxy Statement/Prospectus as well as various other Berger Funds for which they serve as Board Members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund matters.



     On November 26, 2002, the Boards of the Companies, including the Independent Board Members, voted to approve the Reorganizations and to recommend their approval to shareholders. In reviewing the Reorganizations, the Boards, including the Independent Board Members, were presented with information to assist them in evaluating the Reorganizations, such as: (1) the terms and conditions of the Reorganizations; (2) the compatibility of the Funds' objectives, limitations and policies; (3) performance history for the Funds; (4) pro forma and/or estimated expense ratios for the Janus Funds and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganizations; (5) the potential economies of scale to be gained from the Reorganizations; (6) the fact that each Reorganization is expected to be free from federal income taxes; (7) any direct or indirect federal income tax consequences to the shareholders of the Funds; (8) the fact that the Janus Funds will assume all of the liabilities of the Berger Funds; (9) the fact that the Reorganization expenses incurred by the Funds will be borne by Janus and not the Funds; (10) the fact that services to be provided to shareholders of the Berger Funds after the Reorganizations would be similar to those currently provided; and (11) the fact that shareholders would have access through exchange privileges to a larger group of funds.



     At the meeting, each Board, including all of the Independent Board Members, determined that the Reorganizations are in the best interests of each Berger Fund and that the interests of existing Berger Fund shareholders will not be diluted as a result of the Reorganizations. The Boards, including the Independent Board Members, concluded that the proposed Reorganizations were the best course available to the Berger Funds from among the possible alternatives, including liquidation. In reaching that conclusion, the Boards noted that each Berger Fund will have substantially similar investment objectives and compatible policies to those of the corresponding Janus Fund and that the Berger Funds would not bear any expenses in connection with the Reorganization. The Boards also noted the lower expense ratios of the Janus Funds.



     BASED ON THIS INFORMATION, THE BOARDS OF THE COMPANIES RECOMMEND THAT SHAREHOLDERS OF EACH BERGER FUND APPROVE THE REORGANIZATION FOR THEIR FUND.


                               SHAREHOLDER RIGHTS

JANUS INVESTMENT FUND

     General. Janus Investment Fund is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated February 11, 1986. Janus Investment Fund is also governed by its bylaws and applicable state law.

     Shares. Janus Investment Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, Janus Investment Fund consists of 26 separate investment series, three of which offer three classes of shares. Shares of each Janus Fund have no preemptive, conversion or subscription rights.

     Voting Rights. On any matter submitted to a vote of shareholders of the Janus Funds, all Funds (and classes, as applicable) generally vote together as a single group, except where a separate vote by Fund (or class) is required by law or where the interests of the Fund (or class) differ from the other Funds. Shareholders of each Janus Fund are entitled to one vote for each dollar of net asset value of the Fund that they own.

     Shareholder Meetings. Janus Investment Fund is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering removal of a Trustee may be called by the Trustees or on the request of shareholders owning at least 10% of the outstanding shares of the Janus Investment Fund.

     Election and Term of Trustees. Janus Investment Fund's operations are overseen by the trustees under Massachusetts law. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the termination of Janus Investment Fund or their earlier death, retirement, resignation, incapacity or removal. A trustee of Janus Investment Fund may be removed at any time by written instrument signed by two-thirds of the remaining trustees or by a vote or written declaration of shareholders holding two-thirds of the outstanding shares.

     Shareholder Liability. Under Massachusetts law, shareholders of a series of Janus Investment Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, Janus Investment Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and provides indemnification for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund.

     Trustee Liability. The trustees of Janus Investment Fund generally are not liable for any obligation of Janus Investment Fund. Janus Investment Fund will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

THE COMPANIES

     General. The Companies are open-end management investment companies. Berger Growth Fund, Inc. and Berger Large Cap Growth Fund, Inc. were each incorporated in Maryland on March 10, 1966. Berger Investment Portfolio Trust and Berger Worldwide Funds Trust were established as Delaware statutory trusts pursuant to Trust Instruments dated August 23, 1993 and May 31, 1996, respectively. The Companies are also governed by their bylaws and applicable state law.


     Shares. Berger Growth Fund is authorized to issue 200,000,000 shares of its capital stock, with a par value of $.01. Berger Large Cap Growth Fund is authorized to issue 100,000,000 shares of its capital stock, with a par value of $.01. Currently, Berger Growth Fund and Berger Large Cap Growth Fund do not offer separate classes of shares. Berger Investment Portfolio Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, Berger Investment Portfolio Trust consists of six separate investment series offering up to three classes of shares: Investor Shares, Institutional Shares and Service Shares. The three classes differ with respect to distribution fees. Berger Worldwide Funds Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, Berger Worldwide Funds Trust consists of three separate investment series. Each series of Berger Worldwide Funds Trust is organized as a "feeder" fund in a "master/feeder" structure, which means that all of the assets of each series are invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of each series of Berger Worldwide Funds Trust. The shares of each Berger Fund have no preference as to conversion features, exchange privileges or other attributes and have no preemptive rights.


     Voting Rights. On any matter submitted to a vote of shareholders of Berger Growth Fund or shareholders of Berger Large Cap Growth Fund, each full share is entitled to one vote.

     On any matter submitted to a vote of shareholders of Berger Investment Portfolio Trust or Berger Worldwide Funds Trust, all shares entitled to vote are voted on by individual series or class, except that shares are voted in the aggregate and not by individual series or class in the election of trustees of the Company and on all matters relating to the Company as a whole. Each full share of each Fund has one vote, and each fractional share has a proportionate fractional vote.

     Whenever a series of Berger Worldwide Funds Trust is requested to vote as an investor in the Master Portfolio on matters pertaining to the Master Portfolio (other than a vote by a series to continue the operation of the master portfolios upon the withdrawal of another investor in the master portfolio), the series will hold a meeting of its investors and will cast all of its votes as an investor in the master portfolio in the name proportion as directed by the votes of the series' investors. Investors of a series who do not vote will not affect the votes cast by the series at the meeting of the Master Portfolio's investors. The percentage of the votes representing the series' investors who do not vote will be voted by the series in the same proportion as the series' investors who do, in fact, vote.

     Shareholder Meetings. Berger Growth Fund and Berger Large Cap Growth Fund are not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the President, a majority of the Board Members or at the request of shareholders entitled to vote at least 25% of all the votes entitled to be cast at the meeting. The other Companies are not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a Board Member may be called by the Board Members or on the request of shareholders owning at least 10% of the outstanding shares of a Company. Special meetings for other purposes may be called by the Board Members or at the request of shareholders owning at least 25% of the outstanding shares of a Company.

     Election and Term of Board Members. Each Company's affairs are supervised by Board Members under applicable state law. Subject to 1940 Act requirements, Board Members may be elected by shareholders or appointed by the Board.

     Board Members of Berger Growth Fund and Berger Large Cap Growth Fund hold office until their successors are duly elected and qualified. A Board Member may be removed by the affirmative vote of a majority of all the votes entitled to be cast for the election of Board Members.

     Board Members of Berger Investment Portfolio Trust and Berger Worldwide Funds Trust hold office until their successors are duly elected and qualified, or until their death, resignation, retirement, removal or mental or physical incapacity. A Board Member may be removed at any time by unanimous written consent of the remaining Board Members or by a vote of shareholders holding two-thirds of the outstanding shares.

     Shareholder Liability. Pursuant to Maryland law and the charters of Berger Growth Fund and Berger Large Cap Growth Fund, shareholders of each Fund generally are not personally liable for the debts of the Company or any Fund.

     Pursuant to Delaware law and the Trust Instruments of Berger Investment Portfolio Trust and Berger Worldwide Funds Trust, shareholders of each Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of the Company or any Fund.

     Board Member Liability. Pursuant to the Bylaws of Berger Growth Fund and Berger Large Cap Growth Fund, each Fund indemnifies Board Members against all liabilities and expenses incurred by reason of being a Board Member to the fullest extent permitted by Maryland law.

     The Board Members of each of Berger Investment Portfolio Trust and Berger Worldwide Funds Trust generally are not personally liable for any obligation of the Company. Each Company will indemnify its Board Members against all liabilities and expenses, except for those arising from a Board Members' willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF JANUS INVESTMENT FUND AND THE COMPANIES UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

     Information concerning the operation and management of the Janus Funds is included in the current prospectus relating to those Funds, which is incorporated herein by reference. A copy of the prospectus for the Janus Fund(s) into which your Berger Fund(s) is reorganizing accompanies this Proxy Statement/Prospectus. Additional information about the Janus Funds is included in the Statements of Additional Information dated February 25, 2002, as amended and/or supplemented, which are available upon request and without charge by calling 1-800-525-3713.

     Information about the Berger Funds is included in the current prospectuses relating to those Funds dated January 29, 2002 or June 14, 2002, as the case may be, which are incorporated herein by reference insofar as such prospectuses relate to the Berger Funds participating in the Reorganizations. Additional information is included in the Statements of Additional Information of the Berger Funds dated January 29, 2002, which are available upon request and without charge by calling 1-800-551-5849.

     The Janus Funds and the Berger Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates.

FISCAL YEAR END AND FINANCIAL STATEMENTS

     The fiscal year end of each Janus Fund is October 31. The fiscal year end of each Berger Fund is September 30.

     The financial statements of the Janus Funds contained in the Janus Funds' annual report(s) to shareholders for the fiscal year ended October 31, 2002 have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Janus Funds participating in the Reorganizations.

     The financial statements of the Berger Funds are contained in the Berger Funds' annual report to shareholders for the fiscal year ended September 30, 2002 and have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Berger Funds participating in the Reorganizations.

     The Janus Funds and the Berger Funds each will furnish, without charge, a copy of their most recent semiannual report succeeding such annual report, if any, on request. Requests should be directed to the Janus Funds at P.O. Box 173375, Denver, Colorado 80217-3375, or by calling 1-800-525-3713, and to the
Berger Funds at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.


     THE BOARDS OF THE COMPANIES RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION FOR YOUR FUND.


         PROPOSAL 3: TO RATIFY AN INTERIM ADVISORY AGREEMENT WITH JANUS
               (BERGER GROWTH FUND, BERGER LARGE CAP GROWTH FUND,
          BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND
                         AND BERGER BALANCED FUND ONLY)


     Prior to December 16, 2002, Berger served as investment adviser to each Berger Fund pursuant to an investment advisory agreement between Berger and the respective Company on behalf of each Berger Fund (each a "Berger Advisory Agreement"). As a result of the Stilwell Consolidation, Berger became a wholly owned subsidiary of Janus on January 1, 2003. It is expected that Berger will be consolidated into Janus in 2003 and will cease to exist. On November 26, 2002, the Boards of each Company voted to terminate the Berger Advisory Agreements with respect to Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund as of December 16, 2002, and Berger waived its rights to notice of termination under the Agreement. For information about the Stilwell Consolidation, see "Proposal 2: Synopsis -- Introduction."



     In connection with their approval of the Reorganizations and in anticipation of the Stilwell Consolidation, the Board of each Company, including the Independent Board Members, approved an Interim Advisory Agreement for each Fund with Janus at a meeting held on November 26, 2002. For more information about Janus, please see "Proposal 2: Investment Management and
Performance -- Investment Adviser." Pursuant to the Interim Advisory Agreements, Janus began serving as investment adviser to Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund on December 16, 2002. The Interim Advisory Agreements provide that compensation earned by Janus thereunder between December 16, 2002 and the Closing Date of the Reorganization will be held in an interest-bearing account. The Interim Advisory Agreements are being proposed for ratification by shareholders of each Berger Fund. A form of Interim Advisory Agreement is attached as Exhibit D. The differences between the Interim Advisory Agreement and Berger Advisory Agreement for each Fund are described below. If shareholders of a Berger Fund ratify the Interim Advisory Agreement, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund, plus interest, will be paid to Janus. If shareholders of a Berger Fund do not ratify the Interim Advisory Agreement, Janus will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to that Fund or the total amount in the escrow account, plus interest earned.

COMPARISON OF THE BERGER AND INTERIM ADVISORY AGREEMENTS

     Investment Advisory Services. Under each Berger Advisory Agreement, Berger managed the overall investment operations of the Fund. Pursuant to each Berger Advisory Agreement, Berger was responsible for determining what securities and other assets of the Fund would be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Company's charter documents and registration statements, the Advisers Act, all other applicable federal and state law and regulations, and the provisions of the Code, applicable to the Fund as a registered investment company. Each Berger Advisory Agreement provided that Berger would also cause its officers to attend meetings and furnish certain oral and written reports and place orders for or supervise the purchase and sale of securities for investments of each Fund.

     Each Berger Advisory Agreement authorized and directed Berger, absent instructions from the Company to the contrary, to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Berger Advisory Agreement also described the circumstances under which Berger would pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged, as well as Berger's other brokerage practices with respect to the Fund.

     The Berger Advisory Agreements for Berger Growth Fund, Berger Large Cap Growth Fund and Berger Small Company Growth Fund provided that Berger's investment advice and recommendations would be treated as being advisory only and that the Board Members, or officers to whom the Board Members have so delegated, would have the power to authorize actions with respect to portfolio transactions.

     Each Interim Advisory Agreement contains provisions substantially similar to the corresponding Berger Advisory Agreement, except that the Interim Advisory Agreements for Berger Growth Fund, Berger Large Cap Growth Fund and Berger Small Company Growth Fund do not contain the provisions relating to treating the adviser's advice as advisory only and to the Board having the power to authorize actions with respect to portfolio transactions.

     The Berger Advisory Agreements for Berger Mid Cap Growth Fund and Berger Balanced Fund provided that Berger would give instructions to the custodian regarding Fund transactions; maintain all books and records required to be maintained under the 1940 Act; provide the Board with data and reports; and comply with the Company's charter documents, currently effective registration statements, written policies, procedures and guidelines of the Fund, written instructions and directions of the Board and the requirements of the 1940 Act, the Advisers Act and all other applicable federal and state laws and regulations. Each Interim Advisory Agreement, including the Interim Advisory Agreements for Berger Growth Fund, Berger Large Cap Growth Fund and Berger Small Company Growth Fund, contain these provisions. The Berger Advisory Agreements for Berger Mid Cap Growth Fund and Berger Balanced Fund also provided that Berger would assist in the calculation of the Fund's net asset value and exercise voting rights on behalf of the Fund. The Interim Advisory Agreements do not contain these provisions. In addition, the Berger Advisory Agreements for Berger Mid Cap Growth Fund and Berger Balanced Fund provided that Berger may aggregate purchase or sell orders for the Fund with simultaneous purchase or sell orders for other clients of Berger and set forth the method for allocating such orders among clients. Each Interim Advisory Agreement contains the same provisions.

     Expenses. Each Berger Advisory Agreement provided that Berger would pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, as well as rental of offices of the Company, fees of any subadviser engaged by Berger and compensation, fees and related expenses of the Company's officers and Board Members, except for Board Members who are not interested persons of Berger. Each Berger Advisory Agreement also provided that the Company would pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Berger thereunder, provided, however, that, to the extent Berger performed certain administrative and clerical functions, the Company would compensate or reimburse Berger for its expenses incurred as Berger and the Company agreed from time to time. Berger provided administrative services to each Fund pursuant to a separate agreement for no additional compensation. The Interim Advisory Agreements contain substantially similar provisions.

     The Berger Advisory Agreements for Berger Growth Fund, Berger Large Cap Growth Fund and Berger Small Company Growth Fund provided that Berger would pay all expenses of promoting the sales of shares of the Fund other than expenses incurred in complying with the laws applicable to the offer, issue or sale of Fund shares. Berger is reimbursed for certain of such expenses pursuant to the Rule 12b-1 distribution plans adopted by Berger Growth Fund, Berger Large Cap Growth Fund and the Investor Shares of Berger Small Company Growth Fund. The Interim Advisory Agreements do not contain this provision.


     Compensation. In return for the services provided under each Berger Advisory Agreement, each Fund paid Berger an advisory fee which was accrued daily and payable monthly. The advisory fee rates under the Berger Advisory Agreements are as follows:

                                                 AVERAGE DAILY NET ASSETS   ANNUAL FEE RATE
                                                 ------------------------   ---------------
                                                 on the first $500
Growth Fund....................................  million                         0.75%
                                                 on the next $500 million        0.70%
                                                 over $1 billion                 0.65%
                                                 on the first $500
Large Cap Growth Fund..........................  million                         0.75%
                                                 on the next $500 million        0.70%
                                                 over $1 billion                 0.65%
                                                 on the first $500
Mid Cap Growth Fund............................  million                         0.75%
                                                 on the next $500 million        0.70%
                                                 over $1 billion                 0.65%
                                                 on the first $500
Small Company Growth Fund......................  million                         0.85%
                                                 on the next $500 million        0.80%
                                                 over $1 billion                 0.75%
Balanced Fund..................................  on the first $1 billion         0.70%
                                                 over $1 billion                 0.65%

     For information on the advisory fees paid to Berger with respect to each Fund for the annual period ended October 31, 2002, please see "Proposal 2:
Investment Management and Performance -- Investment Advisory Fees."

     The advisory fee rates under each Interim Advisory Agreement are the same as the rates under the corresponding Berger Advisory Agreement. Each Interim Advisory Agreement also contains the escrow provisions described above.

     Liability of Investment Adviser. Each Berger Advisory Agreement (except for the Berger Advisory Agreements for Berger Growth Fund and Berger Large Cap Growth Fund) provided that Berger, any affiliate of Berger performing services for the Company contemplated thereunder and any managers, members, owners and officers of Berger and such affiliates would not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement and except to the extent otherwise provided by law. Each Interim Advisory Agreement, including the Interim Advisory Agreements for Berger Growth Fund and Berger Large Cap Growth Fund, contains substantially similar provisions.

     The Berger Advisory Agreement for Berger Balanced Fund provided that Berger would maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board Members in connection with their approval of the Agreement. Each Interim Advisory Agreement contains the same provision.

     Termination of the Agreements. Each Berger Advisory Agreement provided that it would terminate automatically in the event of its assignment. Each Berger Advisory Agreement also provided that it could be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund could terminate its Berger Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the Board. Each Interim Advisory Agreement contains substantially similar provisions, except that each Interim Advisory Agreement may be terminated by the Board without penalty upon ten (10) days' written notice to Janus. In addition, unless terminated sooner, each Interim Advisory Agreement remains in effect until the earlier of May 15, 2003 (which is 150 days from the effective date of the Agreement) or the Closing Date of the Reorganizations.

     The Berger Advisory Agreements for Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund provided that, as soon as reasonably practicable following termination of the Agreement, the Company will cease to use "Berger" in the Fund's name if Berger ceases to serve as investment adviser. The Interim Advisory Agreements do not contain this provision.

     If shareholders of a Fund ratify the Interim Advisory Agreement but do not approve the Reorganization for their Fund, Janus will receive the fees held in escrow but the Interim Advisory Agreement would terminate by its terms on May 15, 2003.

BOARD CONSIDERATIONS


     In connection with their approval of the Reorganizations, the Boards considered the anticipated consolidation of Berger into Janus and the likely retention of Berger portfolio management personnel through the Closing of the Reorganizations. (See Proposal 2 for more information regarding the Boards' evaluation.) As a result, the Boards proposed that Janus assume management responsibility for the Berger Funds in the interim except for those Funds that currently engage a subadviser. In determining whether Janus should assume management responsibility of the Berger Funds on an interim basis, the Boards requested and reviewed various materials, including materials provided by Janus and by independent parties. These materials included information regarding Janus and its affiliates, and their respective personnel, operations and financial condition. Janus also provided its Form ADV filed with the SEC, and information regarding the performance records of mutual funds currently managed by Janus. The Boards met with senior officers of Janus and its affiliates, and such personnel were available to discuss the operations of Janus.



     The Boards considered a number of factors in reviewing the Interim Advisory Agreements with Janus, including the similarities between the Berger Advisory Agreements and the Interim Advisory Agreements, particularly the fact that the advisory fee rates are the same. The Boards also considered the nature and quality of the services provided by Janus to funds already managed by Janus. In reviewing the quality of services provided to those funds, the Boards considered comparative information. The Boards reviewed the financial condition and profitability of Janus and the quality and depth of the Janus organization in general. The Boards also considered the soft-dollar practices of Janus. The Boards considered the fees to be paid to Janus for investment advisory services. In connection with their review of such fees, the Boards noted that the advisory fee rates of the Interim Advisory Agreements are identical to the current rates.



     Based on their review, the Boards, including the Independent Board Members, concluded that the proposed advisory fees under the Interim Advisory Agreements are fair and that shareholders should receive reasonable value in return for paying such fees. The Boards, including the Independent Board Members, also concluded that the scope and quality of services to be provided under the Interim Advisory Agreements will be at least equivalent to the scope and quality of services provided under the Berger Advisory Agreements and that the differences between the Interim Advisory Agreements and the Berger Advisory Agreements are immaterial.



     BASED ON THIS INFORMATION, THE BOARDS OF THE COMPANIES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR RATIFYING THE INTERIM ADVISORY AGREEMENT FOR THEIR FUND.


     PROPOSAL 4: TO ELECT BOARD MEMBERS (BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER BALANCED FUND AND BERGER INFORMATION
                             TECHNOLOGY FUND ONLY)


     The Board of the Berger Investment Portfolio Trust approved the reorganization of certain other Berger Funds with a value style into newly-created Janus shell funds. In order to effectuate the reorganization of those value funds to which this Proxy Statement/Prospectus does not relate, the seven persons shown below have been nominated to the Berger Investment Portfolio Trust's Board to replace the current Board Members of the Berger Investment Portfolio Trust. Each nominee currently serves as a Board member of mutual funds managed by Janus. The persons named as proxies on the enclosed proxy card will vote for the election of all of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. The nominees, if elected, will take office immediately prior to the Closing of the Reorganization and will serve until the Closing of the Reorganization. If the Reorganizations are not approved by shareholders, the current Board Members of the Berger Investment Portfolio Trust will continue to serve as that Company's Board. All of the nominees have consented to serve as Board Members. However, if any nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominees as the current Board Members may recommend.


     None of the nominees are currently Board Members of Berger Investment Portfolio Trust. The following are the names of the nominees, together with a brief description of their principal occupations during the last five years.


                                    NOMINEES



                                                                             NUMBER OF
                                                                             FUNDS IN
                                                                            BERGER FUND
NAME, AGE AT            POSITIONS                   PRINCIPAL OCCUPATIONS  COMPLEX TO BE
DECEMBER 31, 2002       HELD WITH      LENGTH OF    DURING THE PAST FIVE    OVERSEEN BY    OTHER DIRECTORSHIPS HELD
AND ADDRESS            BERGER FUNDS   TIME SERVED           YEARS             NOMINEE             BY NOMINEE
-----------------      ------------   -----------   ---------------------  -------------   ------------------------
INDEPENDENT NOMINEES
Thomas H. Bailey* ...      N/A          Nominee     Formerly, President          7         Trustee, Janus Funds (59
  100 Fillmore Street                               1978-2002) and Chief                   portfolios).
  Denver, CO 80206                                  Executive Officer
  Age: 65                                           (1994-2002) of JCC;
                                                    President and
                                                    Director (1994-2002)
                                                    of the Janus
                                                    Foundation; Chairman
                                                    and Director
                                                    (1978-2002) of JCC
                                                    and Director (1997-
                                                    2001) of Janus
                                                    Distributors, Inc.
William F.                 N/A          Nominee     Executive Vice               7         Founding Director and
  McCalpin ..........                               President and Chief                    Board Chair, Solar
  100 Fillmore Street                               Operating Officer of                   Development Foundation;
  Denver, CO 80206                                  The Rockefeller                        Trustee and Vice
  Age: 45                                           Brothers Fund (a                       President, Asian
                                                    private family                         Cultural Council;
                                                    foundation).                           Trustee, Janus Funds (59
                                                    Formerly, Director of                  portfolios).
                                                    Investments
                                                    (1991-1998) of The
                                                    John D. and Catherine
                                                    T. MacArthur
                                                    Foundation (a private
                                                    family foundation).
John W. McCarter, Jr.      N/A          Nominee     President and Chief          7         Chairman of the Board,
  100 Fillmore Street                               Executive Officer of                   Divergence LLC; Director
  Denver, CO 80206                                  The Field Museum of                    of A.M. Castle & Co.,
  Age: 64                                           Natural History.                       Harris Insight Funds
                                                    Formerly, Senior Vice                  Trust (22 portfolios),
                                                    President (1987-1997)                  W.W. Grainger, Inc.;
                                                    of Booz-Allen &                        Trustee of WTTW (Chicago
                                                    Hamilton, Inc. (a                      public television
                                                    management consulting                  station), the University
                                                    firm).                                 of Chicago and Chicago
                                                                                           Public Education Fund;
                                                                                           Trustee, Janus Funds (59
                                                                                           portfolios).

                                                                             NUMBER OF
                                                                             FUNDS IN
                                                                            BERGER FUND
NAME, AGE AT            POSITIONS                   PRINCIPAL OCCUPATIONS  COMPLEX TO BE
DECEMBER 31, 2002       HELD WITH      LENGTH OF    DURING THE PAST FIVE    OVERSEEN BY    OTHER DIRECTORSHIPS HELD
AND ADDRESS            BERGER FUNDS   TIME SERVED           YEARS             NOMINEE             BY NOMINEE
-----------------      ------------   -----------   ---------------------  -------------   ------------------------
INDEPENDENT NOMINEES
Dennis B. Mullen ....      N/A          Nominee     Private Investor.            7         Director, Red Robin
  100 Fillmore Street                               Formerly (1997-1998)                   Gourmet Burgers, Inc.;
  Denver, CO 80206                                  Chief Financial                        Trustee, Janus Funds (59
  Age: 59                                           Officer -- Boston                      portfolios).
                                                    market Concepts,
                                                    Boston Chicken, Inc.,
                                                    Golden, CO (a
                                                    restaurant chain).
James T. Rothe ......      N/A          Nominee     Professor of                 7         Director, Optika, Inc.;
  100 Fillmore Street                               Business, University                   Director NeoCore Corp.;
  Denver, CO 80206                                  of Colorado, Colorado                  Trustee, Janus Funds (59
  Age: 59                                           Springs, CO.                           portfolios).
                                                    Formerly,
                                                    Distinguished
                                                    Visiting Professor of
                                                    Business (2001-2002),
                                                    Thunderbird (American
                                                    Graduate School of
                                                    International
                                                    Management), Phoenix,
                                                    AZ; and Principal
                                                    (1988 -- 1999) of
                                                    Phillips-Smith Retail
                                                    Group, Colorado
                                                    Springs, CO (a
                                                    venture capital
                                                    firm).
William D.                 N/A          Nominee     Corporate Vice               7         Trustee, Janus Funds (59
  Stewart ...........                               President and General                  portfolios).
  100 Fillmore Street                               Manager of MKS
  Denver, CO 80206                                  Instruments -- HPS
  Age: 58                                           Products, Boulder, CO
                                                    (a manufacturer of
                                                    vacuum fittings and
                                                    valves).
Martin H.              Nominee              N/A     Consultant.                  7         Trustee, Janus Funds (59
  Waldinger .........                                                                      portfolios).
  100 Fillmore Street
  Denver, CO 80206
  Age: 64


---------------

* Mr. Bailey will be treated as an "interested person" of Berger Investment Portfolio Trust by virtue of his past positions and continuing relationships with Janus.


     As of October 31, 2002, none of the nominees owned any shares of the funds in the Berger fund complex to be overseen by such nominees.


     The Board currently has five standing committees that each perform specialized functions as described below: an Audit Committee, Nominating Committee, Compensation Committee, Pricing Committee and Brokerage Committee. During the fiscal year ended September 30, 2002, the Board met seven times.

     The Audit Committee reviews the financial reporting process, the system of internal control, the audit process and the Company's process for monitoring compliance with investment restrictions and applicable laws as well as the Company's Code of Ethics. The Audit Committee is currently comprised of only Independent Board Members, none of whom is standing for re-election as a Board Member. The current members of the Audit Committee are Michael Owen (Chair), Katherine A. Cattanach (Vice Chair), Dennis E. Baldwin, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates. The Audit Committee held four meetings during the fiscal year ended September 30, 2002.

     The Nominating Committee identifies and recommends individuals for Board membership. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee is currently comprised of only Independent Board Members, none of whom is standing for re-election as a Board Member. The current members of the Nominating Committee are Katherine A. Cattanach (Chair), Michael Owen, Dennis E. Baldwin, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

     The Compensation Committee determines and review the level of compensation for Independent Board Members. The Compensation Committee is currently comprised of only Independent Board Members, none of whom is standing for re-election as a Board Member. The current members of the Compensation Committee are Katherine A. Cattanach (Chair), William Sinclaire and Albert C. Yates. The Compensation Committee did not meet during the fiscal year ended September 30, 2002.


     The Pricing Committee determines the fair value of restricted securities and other securities for which market quotations are not readily available pursuant to procedures adopted by the Board Members. All of the members of the Pricing Committee are currently Independent Board Members except for Jack R. Thompson, and none of the members of the Pricing Committee are standing for re-election as Board Members. The Pricing Committee members are Harry T. Lewis, Jr. (Chair), Dennis E. Baldwin, Jack R. Thompson and Albert C. Yates. The Pricing Committee did not meet during the fiscal year ended September 30, 2002.



     The Brokerage Committee reviews and makes recommendations regarding matters related to the Company's use of brokerage commissions and placement of portfolio transactions. All of the members of the Brokerage Committee are currently Independent Board Members except for Jack R. Thompson, and none of the members of the Brokerage Committee are standing for re-election as Board Members. The Brokerage Committee members are Dennis E. Baldwin (Chair), Katherine A. Cattanach and Harry T. Lewis, Jr. The Brokerage Committee held two meetings during the fiscal year ended September 30, 2002.


     Independent Board Members are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Company nor the Board Members receive any form of pension or retirement benefit from the Company. None of the nominees were compensated by any Berger Funds during the fiscal year ended September 30, 2002, and none of the current Board Members are standing for re-election as Board Members.

     The names of the current Board Members and officers of the Berger Investment Portfolio Trust, together with a brief description of their principal occupations during the last five years, are included in Appendix A.


BOARD CONSIDERATIONS



     The current Board met personally with the nominees. In addition to reviewing the backgrounds and qualifications of each nominee, the current Board also reviewed the policies and practices followed by the trustees of the Janus Funds in their oversight of the Janus family of funds. The current Board also took into consideration the fact that the nominees who are not interested persons of Janus have retained independent legal counsel.



     The current Board also considered a proposal to establish an advisory board comprised of at least four of the current Independent Board Members of the Companies (the "Advisory Board"). The Advisory Board is intended to facilitate the transition to the Janus family of funds and is expected to provide advice and make recommendations to the Boards of Trustees of the Janus Funds regarding the Janus Funds into which the Berger Funds are reorganized. The current Board anticipates that through this means shareholders of the Funds will have the continued benefit of their additional oversight during the transition period and for a reasonable time thereafter. Each member of the Advisory Board would be compensated at an annual rate of $60,000, and the chairman of the Advisory Board would receive an additional $5,000 annually, payable by the Janus Funds and by other funds managed by Janus into which other funds in the Berger family are reorganized.



     THE BOARD OF BERGER INVESTMENT PORTFOLIO TRUST RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

                                 VOTING MATTERS

GENERAL INFORMATION


     This solicitation is being made primarily by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Janus. In addition, Georgeson Shareholder Communications Inc. ("GS"), a professional proxy solicitor, may be paid to solicit shareholders of the Berger Funds. The total cost of such services is estimated to be $475,000. The cost of preparing, printing and mailing the Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus. Janus also will reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.


     The Companies may arrange to have proxies authorized by telephone. If the Companies solicit proxies by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions and to confirm that their instructions have been properly recorded. Telephonic proxies may be revoked in the same manner as proxies voted by mail may be revoked.


     The Companies may also arrange to have proxies authorized over the Internet. In order to use this feature, you should follow the instructions set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Internet proxies may be revoked in the same manner as proxies voted by mail may be revoked.


VOTING RIGHTS AND REQUIRED VOTE


     Shareholders of each Berger Fund are entitled to one vote for each full share held, and shareholders of each Berger Fund (except for Berger Growth Fund and Berger Large Cap Growth Fund) are entitled to fractional votes for fractional shares held on the Record Date. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.


     For Berger Growth Fund and Berger Large Cap Growth Fund, a majority of the outstanding shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum. For the Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and Berger International Fund, one-third of the outstanding shares of each Fund entitled to vote, present in person or by proxy, constitutes a quorum.

     For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are encouraged to forward their voting instructions promptly. Abstentions and broker nonvotes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 1, 2 and
3. Abstentions and broker nonvotes will not be counted in favor of, but will have no other effect, on Proposal 4.

     For the Berger Large Cap Growth Fund, approval of Proposal 1, the amendment to the Fund's Charter, requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

     For the Berger Growth Fund, approval of Proposal 2, the Reorganization, requires the affirmative vote of the holders of two-thirds of the outstanding shares of the Fund. For the Berger Large Cap Growth Fund, assuming shareholders approve the amendment to the Fund's Charter, approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund. If shareholders of the Berger Large Cap Growth Fund do not approve the amendment to the Fund's Charter, approval of the Reorganization requires the affirmative vote of the holders of two-thirds of the outstanding shares of the Fund. For the Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and Berger International Fund, approval of a Reorganization requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meetings if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     For Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Balanced Fund, Proposal 3, ratification of the Interim Advisory Agreement with Janus, requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meetings if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     For Proposal 4, election of Board Members to the Berger Investment Portfolio Trust, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and two other series of the Berger Investment Portfolio Trust to which this Proxy Statement/Prospectus does not relate, vote together in the aggregate. Election of Board Members requires the affirmative vote of a plurality of the shares of the Berger Investment Portfolio Trust present at the Meetings, which means the nominees receiving the greatest number of votes will be elected.


     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or, if no specification is made, the shares will be voted "FOR" the approval of each proposal. It is not anticipated that any matters will be brought before the Meetings. Should other business properly be brought before the Meetings, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.



     If sufficient votes in favor of the proposals set forth in the Notice of Special Meetings are not received by the time scheduled for a Meeting, the holders of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting by the affirmative vote of a majority of votes cast on the matter. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interests of shareholders. Abstentions and broker non-votes will have no effect on the matter of adjournment. Any business that might have been transacted at a Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Janus.


RECORD DATE AND OUTSTANDING SHARES

     Only shareholders of record of the Berger Funds at the close of business on January 7, 2003 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following number of shares were outstanding and entitled to vote:


NAME OF FUND                                              TOTAL NUMBER OF SHARES OUTSTANDING
------------                                              ----------------------------------
Berger Growth Fund.....................................             86,537,770.235
Berger Large Cap Growth Fund...........................             25,275,648.224
Berger Mid Cap Growth Fund.............................             11,100,424.656
Berger Small Company Growth Fund.......................            178,518,749.509
Berger Balanced Fund...................................              4,893,621.503
Berger Information Technology Fund.....................              5,672,182.827
Berger International Fund..............................              2,071,157.310


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     Janus Funds. As of the Record Date, the officers and trustees of Janus Investment Fund as a group beneficially owned less than 1% of the outstanding shares of each Janus Fund. As of the Record Date, to the best of the knowledge of Janus Investment Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Janus
Funds:


                                                              PERCENTAGE
NAME AND ADDRESS                           FUND               OWNERSHIP    TYPE OF OWNERSHIP
----------------                           ----               ----------   -----------------
Charles Schwab & Co. Inc.....  Janus Olympus Fund               17.33%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
National Financial Services
  Co.........................  Janus Olympus Fund                9.87%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
Charles Schwab & Co. Inc.....  Janus Growth and Income Fund     21.38%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
National Financial Services
  Co.........................  Janus Growth and Income Fund      9.78%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
Charles Schwab & Co. Inc.....  Janus Enterprise Fund            13.08%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
National Financial Services
  Co.........................  Janus Enterprise Fund             6.98%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
FIIOC as Agent for Certain
  Employee Benefit Plans.....  Janus Enterprise Fund             9.31%          Record
  100 Magellan Way KW1C
  Covington, KY 41015-1987

                                                              PERCENTAGE
NAME AND ADDRESS                           FUND               OWNERSHIP    TYPE OF OWNERSHIP
----------------                           ----               ----------   -----------------
Merrill Lynch Pierce Fenner &
  Smith Inc..................  Janus Enterprise Fund             5.72%          Record
  For the Sole Benefit of
     Customers
  Attn: Service Team
  4800 Deer Lake Drive East,
     3rd Floor
  Jacksonville, FL 32246-6486
Charles Schwab & Co. Inc.....  Janus Venture Fund                9.11%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
Charles Schwab & Co. Inc.....  Janus Balanced Fund              17.22%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
National Financial Services
  Co.........................  Janus Balanced Fund               6.71%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
FIIOC as Agent for Certain
  Employee Benefit Plans.....  Janus Balanced Fund               8.88%          Record
  100 Magellan Way KW1C
  Covington, KY 41015-1987
Charles Schwab & Co. Inc.....  Janus Global Technology Fund     15.32%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122
National Financial Services
  Co.........................  Janus Global Technology Fund      8.69%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
Charles Schwab & Co. Inc.....  Janus Overseas Fund              21.10%          Record
  Exclusive Benefit of Our
     Customers
  Reinvest Account
  Attn: Mutual Funds Dept.
  101 Montgomery St.
  San Francisco, CA
     94104-4122

                                                              PERCENTAGE
NAME AND ADDRESS                           FUND               OWNERSHIP    TYPE OF OWNERSHIP
----------------                           ----               ----------   -----------------
National Financial Services
  Co.........................  Janus Overseas Fund               8.81%          Record
  For the Exclusive Benefit
     of Our Customers
  P. O. Box 3730
  Church Street Station
  New York, NY 10007
FIIOC as Agent for Certain
  Employee Benefit Plans.....  Janus Overseas Fund              11.38%          Record
  100 Magellan Way KW1C
  Covington, KY 41015-1987
American Express Trust.......  Janus Overseas Fund               5.60%          Record
  For Benefit of American
     Express Trust Retirement
     Service Plans
  50534 AXP Financial Center
  Minneapolis, MN 55474-0505



     Berger Funds. As of the Record Date, the officers and trustees of the Companies as a group beneficially owned less than 1% of the outstanding shares of each Berger Fund. As of the Record Date, to the best of the knowledge of the Companies, the following persons owned of record or beneficially 5% or more of the outstanding shares of the following Berger Funds:



                                                              PERCENTAGE
NAME AND ADDRESS                                 FUND/CLASS   OWNERSHIP    TYPE OF OWNERSHIP
----------------                                 ----------   ----------   -----------------




                            INDEPENDENT ACCOUNTANTS



     PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Companies. PwC examines the financial statements for the Berger Funds and may provide other non-audit and tax-related services to the Berger Funds. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Audit Committee of the Boards that they are independent accountants with respect to the Berger Funds. Representatives of PwC are expected to be present at the Meetings to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.



FUND RELATED FEES



     Audit Fees. For the Berger Funds' most recent fiscal year ended September 30, 2002, the fee paid for professional services rendered for the audit of the Berger Funds' annual financial statements was approximately $255,580.



     All Other Fees. For the Berger Funds' most recent fiscal year ended September 30, 2002, PwC was paid approximately $58,700 for all other services, including tax-related and other accounting services, rendered to the Berger Funds.



NON-FUND RELATED FEES



     All Other Fees.  For the Berger Funds' most recent fiscal year ended
September 30, 2002, PwC was paid approximately $          for certain non-audit
services rendered on behalf of [any fees for Berger Distributors? Berger Financial?].

                                 OTHER BUSINESS

     The Boards of the Companies know of no other business to be brought before the Meetings. However, if any other matters come before the Meetings, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Berger Funds in writing at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARD OR IN PERSON AT THE MEETING.

                                          By Order of the Boards of Directors
                                          and Boards of Trustees,

                                          SUE VREELAND
                                          Secretary

                                   EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION
              (ALL BERGER FUNDS EXCEPT BERGER INTERNATIONAL FUND)

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 10th day of December, 2002, by and among Janus Investment Fund, a Massachusetts business trust (the "Acquiring Trust"), with respect to Janus Balanced Fund, Janus Olympus Fund, Janus Growth and Income Fund, Janus Enterprise Fund, Janus Venture Fund and Janus Global Technology Fund, each a separate series of the Acquiring Trust (each an "Acquiring Fund" and, collectively, the "Acquiring Funds"); Berger Investment Portfolio Trust, a Delaware statutory trust, with respect to Berger Balanced Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund and Berger Information Technology Fund, each a separate series of the Berger Investment Portfolio Trust; Berger Growth Fund, Inc., a Maryland corporation; Berger Large Cap Growth Fund, Inc., a Maryland corporation; and Janus Capital Management LLC ("Janus"), the investment adviser to the Acquiring Funds (for purposes of paragraph 9.1 of the Agreement only). Each Berger trust and corporation referenced above shall be referred to as a "Selling Company" and each series thereof as a "Selling Fund." The principal place of business of each Janus entity is 100 Fillmore Street, Denver, Colorado 80206. The principal place of business of each Berger entity is 210 University Boulevard, Denver, Colorado 80206.


     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Selling Fund in exchange for shares of beneficial interest, $.01 par value per share, of its corresponding Acquiring Fund ("Acquiring Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of all of the liabilities of each Selling Fund; and (iii) the distribution, after the Closing Date(s) hereinafter referred to, of each Acquiring Fund Shares to the shareholders of each Selling Fund and the termination, dissolution and complete liquidation of each Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each a "Reorganization").

     WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, and each Selling Fund is either: (i) a separate series of a Selling Company or
(ii) a Selling Company; and the Acquiring Trust and the Selling Companies are open-end, registered management investment companies and each Selling Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

     WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization, with respect to each Acquiring Fund, is in the best interests of such Acquiring Fund and that the interests of the existing shareholders of such Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the board members of the Selling Companies have determined that the Reorganization, with respect to each Selling Fund, is in the best interests of such Selling Fund and that the interests of the existing shareholders of such Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

 TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUNDS' LIABILITIES AND LIQUIDATION OF THE SELLING
                                     FUNDS

     1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund set forth on Schedule A. In exchange, each Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 Assets to be Acquired. The assets of each Selling Fund to be acquired by an Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of such Selling Fund on its respective Closing Date.

     Each Selling Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. Each Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     Each Selling Fund will, within a reasonable period of time before the Closing Date, furnish each Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before the Closing Date, furnish its corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. If requested by its corresponding Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before its Closing Date. In addition, if it is determined that the portfolios of a Selling Fund and its Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of its Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's board members or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 Liabilities to be Assumed. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before its respective Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement. Each Selling Fund's liabilities specifically include obligations to the independent board members of the Selling Companies under any deferred compensation plan.

     1.4 State Filings. Prior to each Closing Date, the Selling Companies shall make any filings with the State of Delaware or the State of Maryland that may be required under the laws of the State of Delaware or the State of Maryland, effective as of each respective Closing Date.

     1.5 Liquidation and Distribution. On or as soon after its Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) each Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Funds shall assume the share records received from the Selling Funds are valid, current and accurate and that such transfers to shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Reporting Responsibility. Any reporting responsibility of each Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

     1.9 Termination and Dissolution. Each Selling Fund shall be terminated and dissolved promptly following its respective Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 Books and Records. All books and records of each Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after its respective Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following its respective Closing Date.

     1.11 Relationship of Transactions. Subject to the conditions set forth in this Agreement, the failure of one of the Selling Funds to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other Selling Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Fund" and "Selling Fund" as meaning only those series of the Acquiring Trust and the Selling Company which are involved in the Reorganization as of the Closing Date(s).

                                   ARTICLE II

                                   VALUATION

     2.1 Valuation of Assets. The value of a Selling Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to each Closing Date (such time and date being hereinafter called a "Valuation Date"), after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 Valuation of Shares. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 Shares to be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph
2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 Determination of Value. All computations of value shall be made by or under the direction of each Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III

                           CLOSINGS AND CLOSING DATES


     3.1 Closing Dates. The Closing shall occur on March 24, 2003, or such other date(s) as the parties may agree to in writing (each a "Closing Date" and collectively, the "Closing Dates"). Unless otherwise provided, all acts taking place at the Closing(s) shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.


     3.2 Custodian's Certificate. Each Selling Fund shall cause its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing(s) a certificate of an authorized officer stating that: (a) each Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to its corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

     3.3 Effect of Suspension in Trading. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or a Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or a Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 Transfer Agent's Certificate. Each Selling Fund shall cause its transfer agent, DST Systems, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the applicable Closing Date, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause Janus Services LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Dates to the Secretary of the Selling Companies, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing(s), each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 Representations of the Selling Funds. The Selling Companies, on behalf of each Selling Fund, represent and warrant to the Acquiring Trust, on behalf of each Acquiring Fund, as follows:

          (a) The Selling Fund is either (i) a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware, or (ii) a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

          (b) The Selling Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of its trust instrument or bylaws, or its articles of incorporation or bylaws, as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before its applicable Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund as of September 30, 2002 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Funds) fairly reflect the financial condition of the Selling Fund as of September 30, 2002, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph
     (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware, Maryland or Massachusetts state law, as applicable, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Selling Company with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware, Maryland or Massachusetts state law, as applicable, for the execution of this Agreement by the Selling Companies on behalf of each Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware, Maryland or Massachusetts state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 Representations of the Acquiring Funds. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Selling Companies on behalf of each Selling Fund, as follows:

          (a) The Acquiring Fund is a legally designated, separate series of a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in, a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements included in the Registration Statement of the Acquiring Fund as of October 31, 2002 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Funds) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on each Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

          (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Massachusetts law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

             COVENANTS OF EACH ACQUIRING FUND AND THE SELLING FUND

     5.1 Operation in Ordinary Course. Subject to paragraph 8.5, each Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the respective Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Approval of Shareholders. The Selling Companies will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 Investment Representation. Each Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 Access to Books and Records. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 Additional Information. Each Selling Fund will assist its corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 Further Action. Subject to the provisions of this Agreement, each Acquiring Fund and its corresponding Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date. In particular, each Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, each Selling Fund shall furnish its corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Company.

     5.8 Preparation of Registration Statement and Proxy Statement. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Funds. The Registration Statement shall include a proxy statement of the Selling Funds and a prospectus of each Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Funds contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting(s) of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 Liability Insurance. For the period beginning at the Closing Date and ending not less than five years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent board members of the Selling Companies for the period they served as such. The Acquiring Trust shall ensure that the members of the newly created advisory board are covered persons under the current liability insurance policies of the Acquiring Trust for the duration of the advisory board and shall use commercially reasonable efforts to maintain such coverage for three years thereafter.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquiring Fund shall have delivered to its corresponding Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

          (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Company, is a valid and binding obligation of the Acquiring Trust on behalf of each Acquiring Fund enforceable against each Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Funds under the federal laws of the United States or the laws of the States of Delaware, Maryland and Massachusetts for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

          (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Funds.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by each corresponding Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the applicable Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of a Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Selling Fund shall have delivered to its corresponding Acquiring Fund on such Closing Date a certificate executed in the Selling Fund's name by the Selling Company's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to its corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Company.

     7.3 The Acquiring Fund shall have received on the applicable Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) Each Selling Company is either (i) a statutory trust validly existing under the laws of the State of Delaware, or (ii) a corporation validly existing under the laws of the State of Maryland.

          (b) To such counsel's knowledge, and without any independent investigation, the Selling Company is registered as an investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Company on behalf of each Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund, is a valid and binding obligation of the Selling Company on behalf of each Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Funds under the federal laws of the United States or the laws of Delaware, Maryland and Massachusetts for the exchange of the Selling Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Company's trust instrument, articles of incorporation or bylaws, as applicable (assuming shareholder approval has been obtained).

          (f) To such counsel's knowledge, and without any independent investigation, the Selling Companies are not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Funds.

                                  ARTICLE VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the applicable Closing Date with respect to each Selling Fund or its corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to each Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with the provisions of the applicable trust instrument or articles of incorporation, and bylaws, applicable Delaware or Maryland law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On each Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 Each Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the applicable Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to each Acquiring Fund and Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

          (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

          (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and each Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor a Selling Fund may waive the condition set forth in this paragraph 8.6.

     8.7 The Acquiring Trust's Trustees shall have approved the establishment of an advisory board comprised of at least four of the former independent board members of the Selling Companies.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Janus will pay reasonable expenses associated with the Acquiring Funds' and the Selling Funds' participation in the Reorganization, including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent trustees); (f) solicitation costs of the transaction; (g) fees payable to the Selling Companies' independent board members for participation in any special meetings related to the Reorganizations; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent board members of the Selling Companies and obtaining directors' and officers'/errors and omissions insurance for the advisory board contemplated by paragraph 8.7 hereof. Brokerage costs payable by any Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof are payable by the applicable Selling Fund.

     9.2 The Acquiring Trust, on behalf of the Acquiring Funds, and the Selling Companies, on behalf of the Selling Funds, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust, on behalf of each Acquiring Fund, and the Selling Companies, on behalf of each Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after each Closing Date and the obligations of each of the Acquiring Funds in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Companies as to a Selling Fund. In addition, either the Acquiring Trust or the Selling Companies may at their option terminate this Agreement with respect to a Reorganization at or before the applicable Closing Date due to:

          (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either an Acquiring Fund, a Selling Fund, the Acquiring Trust or a Selling Company, or their respective board members or officers, to the other party or its board members or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Companies as specifically authorized by their respective board members; provided, however, that, following the meeting of the Selling Fund Shareholders called by a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Funds shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the applicable Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of each Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Acquiring Fund as provided in the Acquiring Trust's trust instrument.

     13.6 It is expressly agreed that the obligations of each Selling Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents or employees of the Selling Companies personally, but shall bind only the property of the Selling Fund, as provided in the applicable trust instrument or articles of incorporation. Moreover, no series of the Selling Companies other than the Selling Funds shall be responsible for the obligations of the Selling Companies hereunder, and all persons shall look only to the assets of the applicable Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the board members of the Selling Companies on behalf of each Selling Fund and signed by authorized officers of the applicable Selling Company, acting as such. Neither the authorization by such board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Selling Fund as provided in the Selling Company's applicable trust instrument.

                                  ARTICLE XIV

                                    NOTICES

     14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Companies, 210 University Boulevard, Denver, Colorado 80206,
Attention: General Counsel, or to the Acquiring Trust, 100 Fillmore Street, Denver, Colorado 80206, Attention: General Counsel, or to any other address that the Acquiring Trust or the Selling Companies shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                          BERGER INVESTMENT PORTFOLIO TRUST

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title: President

ACKNOWLEDGED:

By:
    -------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          BERGER GROWTH FUND, INC.

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title: President

ACKNOWLEDGED:

By:
    -------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          BERGER LARGE CAP GROWTH FUND, INC.

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title: President

ACKNOWLEDGED:

By:
    -------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          JANUS INVESTMENT FUND

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title: President

ACKNOWLEDGED:

By:
    -------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

                                          The Undersigned is a party to this
                                          Agreement for the purposes of
                                          paragraph 9.1 only:

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

ACKNOWLEDGED:

By:
    -------------------------------
Name:
-----------------------------------
Title:
-----------------------------------

             SCHEDULE A TO THE AGREEMENT AND PLAN OF REORGANIZATION

                         SUMMARY OF THE REORGANIZATION
             (shareholders of each Selling Fund will receive shares
                   of the Acquiring Fund as designated below)


SELLING FUND                                                          ACQUIRING FUND
------------                                                          --------------
Berger Balanced Fund                                           Janus Balanced Fund
Berger Growth Fund                                             Janus Olympus Fund
Berger Large Cap Growth Fund                                   Janus Growth and Income Fund
Berger Mid Cap Growth Fund                                     Janus Enterprise Fund
Berger Small Company Growth Fund                               Janus Venture Fund
  (Investor and Institutional Shares)
Berger Information Technology Fund                             Janus Global Technology Fund
  (Investor and Institutional Shares)

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION
                          (BERGER INTERNATIONAL FUND)

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 10th day of December, 2002, by and among:


     Janus Investment Fund, a Massachusetts business trust, with its principal place of business at 100 Fillmore Street, Denver, Colorado 80206 (the "Acquiring Trust), with respect to Janus Overseas Fund, a separate series of the Acquiring Trust (the "Acquiring Fund");

     Berger Worldwide Funds Trust, a Delaware statutory trust, with its principal place of business at 210 University Boulevard, Denver, Colorado 80206 (the "Feeder Trust"), with respect to Berger International Fund (the "Selling Fund"), a separate series of the Feeder Trust (collectively with the Acquiring Fund, the "Funds");

     Berger Worldwide Portfolios Trust, a Delaware statutory trust, with its principal place of business at 210 University Boulevard, Denver, Colorado 80206 (the "Master Trust"), with respect to Berger International Portfolio, the only series of the Master Trust (the "Master Series"); and

     Janus Capital Management LLC ("Janus"), the investment adviser to the Acquiring Fund (for purposes of paragraph 9.1 of the Agreement only).

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The transactions described herein will consist of: (i) the distribution by the Master Series to the Selling Fund of its proportionate share of the assets and liabilities (i.e., a redemption in kind) of the Master Series, in exchange for all of the beneficial interests in the Master Series held by the Selling Fund, (ii) the transfer of all of the assets of the Selling Fund in exchange for shares of beneficial interest, $.01 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"), (iii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund, and (iv) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement. The transactions described in clauses (ii), (iii) and (iv) are referred to as the "Reorganization."

     WHEREAS, the Acquiring Fund, the Selling Fund and the Master Series each is a separate series of the Acquiring Trust, the Feeder Trust and the Master Trust, respectively, and the Acquiring Trust, the Feeder Trust and the Master Trust are open-end, registered management investment companies;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest;

     WHEREAS, the Trustees of the Acquiring Trust have determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Trustees of the Feeder Trust have determined that the Reorganization is in the best interest of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization; and

     WHEREAS, if shareholder approval of this Agreement is obtained, the first step of the transactions described herein will be the distribution to the Selling Fund of its proportionate share of the assets and liabilities (i.e., a redemption in kind) of the Master Series in exchange for its beneficial interests in the Master Series.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND'S LIABILITIES AND LIQUIDATION OF THE SELLING FUND


     1.1 The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any liabilities of the Selling Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.


     1.2 Assets To Be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided its most recent audited financial statements to the Acquiring Fund, including the Selling Fund's assets as of the date of such statements (including its pro rata share of the assets of the Master Series). The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     The Master Trust will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund and Selling Fund with a list of the Master Series' portfolio securities. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund and the Master Series with a list of the securities, if any, on the Master Series' list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Master Series, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date only if those securities also do not conform to the investment policies of the Acquiring Fund. Notwithstanding the foregoing, nothing herein will require the Master Series to dispose of any investments or securities if, in the reasonable judgment of the Feeder Trust's trustees, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

     1.3 Liabilities to be Assumed. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement. The Selling Fund's liabilities specifically include obligations to the independent Trustees of the Master Trust or the Feeder Trust under any deferred compensation plan.

     1.4 State Filings. Prior to the Closing Date, the Feeder Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 Liquidation and Distribution. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the

Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such Shareholders. The Acquiring Fund shall assume the share records received from the Selling Fund are valid, current and accurate and that such transfers to Shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Reporting Responsibility. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

     1.9 Termination and Dissolution. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5. In addition, the Master Series shall be terminated and the Master Trust and Feeder Trust shall be dissolved following the Closing Date.

     1.10 Books and Records. All books and records of the Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                   VALUATION

     2.1 Valuation of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"), after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 Valuation of Shares. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the trust instrument of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 Shares to be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 Determination of Value. All computations of value shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE


     3.1 Closing Date. The Closing shall occur on March 24, 2003, or such other date as the parties may agree to in writing (the a "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.


     3.2 Custodian's Certificate. The Selling Fund shall cause its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

     3.3 Effect of Suspension in Trading. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 Transfer Agent's Certificate. The Selling Fund shall cause its transfer agent, DST Systems, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership of outstanding shares owned by such shareholders immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Janus Services LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Feeder Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 Representations of the Selling Fund. The Feeder Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

          (a) The Selling Fund is a legally designated, separate series of a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware.

          (b) The Feeder Trust is registered as an open-end management investment company under the 1940 Act and the Feeder Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Feeder Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund as of September 30, 2002 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of September 30, 2002, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in subparagraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware state law or Massachusetts state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Feeder Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware state law for the execution of this Agreement by the Feeder Trust, for itself and on behalf of the Selling Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 Representations of the Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Feeder Trust on behalf of the Selling Fund, as follows:

          (a) The Acquiring Fund is a legally designated, separate series of a business trust, which is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

          (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements included in the Registration Statement of the Acquiring Fund as of October 31, 2002, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in subparagraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

          (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts state law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and the filing of any documents that may be required under Massachusetts or Delaware state law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 Operation in Ordinary Course. Subject to paragraph 8.5, the Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Approval of Shareholders. The Feeder Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 Access to Books and Records. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty (60) days after the applicable Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Feeder Trust's Treasurer.

     5.8 Preparation of Registration Statement and Proxy Statement. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 Liability Insurance. For the period beginning at the Closing Date and ending not less than five years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Feeder Trust and the Master Trust for the period they served as such. The Acquiring Trust shall ensure that the members of the newly created advisory board are covered persons under the current liability insurance policies of the Acquiring Trust for the duration of the advisory board and shall use commercially reasonable efforts to maintain such coverage for three years thereafter.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Trust is a business trust validly existing under the laws of the Commonwealth of Massachusetts.

          (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Feeder Trust and Master Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of an Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

          (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Feeder Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Feeder Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Feeder Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) To such counsel's knowledge, and without any independent investigation, the Feeder Trust is registered as an investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Feeder Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Master Trust and the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Feeder Trust on behalf of the Selling Fund, enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States, the laws of the State of Delaware, or the laws of the Commonwealth of Massachusetts, for the exchange of each Selling Fund's assets for the corresponding Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the trust instrument of the Feeder Trust (assuming shareholder approval has been obtained) or bylaws.

          (f) To such counsel's knowledge, and without any independent investigation, the Feeder Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Feeder Trust's trust instrument and bylaws, applicable Delaware state law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

          (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of

     Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

          (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the condition set forth in this paragraph 8.6.

     8.7 The Acquiring Trust's Trustees shall have approved the establishment of an advisory board comprised of at least four of the former independent Trustees of the Feeder Trust and the Master Trust.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Janus will pay reasonable expenses associated with the Acquiring Funds' and the Selling Funds' participation in the Reorganization, including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent Trustees); (f) solicitation costs of the transaction; (g) fees payable to the independent Trustees for participation in any special meetings related to the Reorganization; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent Trustees of the Master Trust and the Feeder Trust and obtaining directors' and officers'/errors and omissions insurance for the advisory board contemplated by
Section 8.7. Brokerage costs payable by any Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof are payable by the applicable Selling Fund.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Feeder Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Feeder Trust, on behalf of the Selling Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date and the obligations of the Acquiring Fund in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Feeder Trust. In addition, the Acquiring Trust or the Feeder Trust may, at its option, terminate this Agreement with respect to the Reorganization at or before the Closing Date due to:

          (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust, the Feeder Trust or the Master Trust, or their respective Trustees or officers, to the other party or its Trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Feeder Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Feeder Trust pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trusts personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust, other than the Acquiring Fund, shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement has been authorized by the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Trust's trust instrument.

     13.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Feeder Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the trust instrument of the Feeder Trust. Moreover, no series of the Feeder Trust other than the Selling Fund shall be responsible for the obligations of the Feeder Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Feeder Trust on behalf of the Selling Fund and signed by authorized officers of the Feeder Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Feeder Trust's trust instrument.

                                  ARTICLE XIV

                                    NOTICES

     14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three (3) days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Master Trust or the Feeder Trust, 210 University Boulevard, Denver, Colorado 80206,
Attention: General Counsel, or to the Acquiring Trust, 100 Fillmore Street, Denver, Colorado 80206, Attention: General Counsel, or to any other address that the Feeder Trust or the Acquiring Trusts shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                            BERGER WORLDWIDE FUNDS TRUST

                                            By:
                                              ----------------------------------
                                            Name:
                                            Title: President

ACKNOWLEDGED:

By:
    --------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                            BERGER WORLDWIDE PORTFOLIOS TRUST

                                            By:
                                              ----------------------------------
                                            Name:
                                            Title: President

ACKNOWLEDGED:

By:
    --------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                            JANUS INVESTMENT FUND

                                            By:
                                              ----------------------------------
                                            Name:
                                            Title: President

ACKNOWLEDGED:

By:
    --------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                            The Undersigned is a party to this
                                            Agreement for the purposes of
                                            paragraph 9.1 only:

                                            JANUS CAPITAL MANAGEMENT LLC

                                            By:
                                              ----------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGED:

By:
    --------------------------------
Name:
------------------------------------
Title:
------------------------------------

                                                                       EXHIBIT C

                  AMENDMENT TO BERGER LARGE CAP GROWTH FUND'S
                                    CHARTER

                       BERGER LARGE CAP GROWTH FUND, INC.

                             ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

     FIRST: The charter of Berger Large Cap Growth Fund, Inc., a Maryland corporation (the "Corporation"), is hereby amended by deleting paragraph E. of
Article XI in its entirety.

     SECOND: The charter of the Corporation is hereby further amended by deleting Article XV in its entirety and inserting a new Article XV in lieu thereof to read as follows:

                                  "ARTICLE XV

          Notwithstanding any provision of law or the charter of the corporation permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter."

     THIRD: The amendments to the charter of the Corporation as set forth above have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

     FOURTH: The undersigned [Chairman, Vice Chairman, President or Vice President] of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned [Chairman, Vice Chairman, President or Vice President] of the Corporation acknowledges that, to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its [Chairman, Vice Chairman, President or Vice President] and attested to by its [Secretary or Assistant
Secretary] on this           day of           , 2003.

ATTEST:                                         BERGER LARGE CAP GROWTH FUND, INC.

---------------------------------------------   By:
                                                ----------------------------------------- (SEAL)
---------------------------------------------   ---------------------------------------------
[Secretary or Assistant Secretary]              [Chairman, Vice Chairman,
                                                President or Vice President]

                                                                       EXHIBIT D

                       FORM OF INTERIM ADVISORY AGREEMENT

                                    INTERIM
                         INVESTMENT ADVISORY AGREEMENT

                         BERGER           FUND [, INC.]
                     [(A SERIES OF BERGER           TRUST)]

     This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 16th day of December, 2002, between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited
liability corporation ("Janus Capital"), and BERGER           TRUST/BERGER
          FUND, INC., a Delaware statutory trust/a Maryland corporation (the
"Trust/Fund") [, with respect to the BERGER           FUND, a series of the
Trust (the "Fund")].

                                    RECITALS

     A. The Trust/Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

     [B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.]

     C. Janus Capital is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     D. The Trust/Fund and Janus Capital deem it mutually advantageous that Janus Capital should assist the Trustees/Directors and officers of the Trust/Fund in the management of the securities portfolio of the Fund.

                                   AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Appointment. The Trust/Fund hereby appoints Janus Capital as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Janus Capital hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Janus Capital shall have the following duties and responsibilities:

          (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust/Fund, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the [Trust's trust instrument, as amended from time to time (the "Trust Instrument")] [Fund's articles of incorporation, as amended from time to time (the "Charter")], bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company [or required to maintain compliance with any diversification provisions applicable to insurance company separate accounts or qualified plans investing in the Trust];

          (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust/Fund may reasonably require, in order to keep the Trustees/Directors and appropriate officers of the Trust/Fund fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Capital, and the investment considerations which have given rise to those decisions;

          (c) To [supervise] [place orders for] the purchase and sale of securities for investments of the Fund and for other related transactions as directed by the appropriate officers of the Trust/Fund; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust/Fund on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

          (d) To maintain all books and records required to be maintained by Janus Capital pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees/Directors with such periodic and special reports as the Trustees/Directors reasonably may request. Janus Capital agrees that all records which it maintains for the Fund or the Trust/Fund are the property of the Trust/Fund, agrees to permit the reasonable inspection thereof by the Trust/Fund or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust/Fund and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust/Fund or its designees any records which it maintains for the Trust/Fund upon request by the Trust/Fund; and

          (e) At such times as shall be reasonably requested by the Trustees/Directors, to provide the Trustees/ Directors with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees/Directors of the Trust/Fund pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees/Directors any economic, statistical and investment services normally available to similar investment company clients of Janus Capital.

     3. Further Obligations. In all matters relating to the performance of this Agreement, Janus Capital shall act in conformity with the [Trust's Trust Instrument] [Fund's Charter], bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees/Directors of the Trust/Fund and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust/ Fund agrees to provide Janus Capital with copies of the [Trust's Trust Instrument] [Fund's Charter], bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees/Directors, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Janus Capital shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees/Directors in connection with their approval of this Agreement.

     4. Obligations of Trust/Fund. The Trust/Fund shall have the following obligations under this Agreement:

          (a) To keep Janus Capital continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

          (b) To furnish Janus Capital with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

          (c) To furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its function under this Agreement; and

          (d) To compensate Janus Capital for its services in accordance with the provisions of Section 5 hereof.

     5. Compensation. (a) The Trust/Fund shall pay to Janus Capital for its services under this Agreement a fee, payable in United States dollars, at an annual rate of [insert fee rate from current contract] of the average daily net asset value of the Fund. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this

Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

          (b) The compensation earned by Janus Capital under this Agreement shall be held in an interest-bearing escrow account with the Trust's/Fund's custodian or a bank. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, the amount in the escrow account (including interest thereon) shall be paid to Janus Capital. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund do not approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, Janus Capital shall be paid, out of the escrow account, the lesser of (i) any costs incurred by Janus Capital in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

     6. Expenses.

          (a) Expenses Paid by the Trust/Fund. The Trust/Fund assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Janus Capital hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust/Fund pays to its Trustees/Directors who are not interested persons of Berger Associates or Janus Capital; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Janus Capital or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; [expenses of local representation in Delaware;] expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust/Fund in connection with the membership of the Trust/Fund in any trade association or other investment company organization. To the extent that Janus Capital shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust/ Fund shall pay to Janus Capital compensation for, or reimburse Janus Capital for its expenses incurred in connection with, such services as Janus Capital and the Trust/Fund shall agree from time to time, any other provision of this Agreement notwithstanding.

          (b) Expenses Paid by Janus Capital. Janus Capital shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Janus Capital shall incur and pay the following expenses relating to the Fund's operations:

             (i) Reasonable compensation, fees and related expenses of the Trust's/Fund's officers and Trustees/Directors, except for such Trustees/Directors who are not interested persons of Berger Associates or Janus Capital; and

             (ii) Rental of offices of the Trust/Fund.

     7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust/Fund to the contrary, Janus Capital is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that

Janus Capital may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Janus Capital. Janus Capital is also authorized to consider sales of Fund shares/variable insurance contracts that permit allocation of contract values to the Fund as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Janus Capital shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Janus Capital or an affiliate is registered as a broker-dealer, Janus Capital may select a broker with which it or any of its affiliates or the Fund is affiliated. Janus Capital or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust/ Fund shall retain the right to direct the placement of all portfolio transactions, and the Trustees/Directors of the Trust/Fund may establish policies or guidelines to be followed by Janus Capital in placing portfolio transactions for the Trust/Fund pursuant to the foregoing provisions. Janus Capital shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees/Directors. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Janus Capital. Whenever Janus Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Janus Capital, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Janus Capital to be fair and equitable to each client. The Trust/Fund recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

     8. Effectiveness, Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (i) 150 days from the date hereof or (ii) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital. This Agreement may also be terminated at any time, without the payment of any penalty, upon ten (10) days' written notice to Janus Capital, by the affirmative vote of a majority of the Trustees/Directors of the Trust/Fund or by the affirmative vote of the outstanding securities (as defined in the 1940 Act) of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

     9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees/Directors, including a majority of the Trustees/Directors who are not interested persons of the Fund or Berger Associates or Janus Capital and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     10. Allocation of Expenses. The Trustees/Directors shall determine the basis for making an appropriate allocation of the Trust's/Company's expenses (other than those directly attributable to the Fund) between the Fund [and any other series of the Trust and between the Fund] and other investment companies managed by Janus Capital or its affiliates.

     11. [Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a statutory trust organized under the Delaware Statutory Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.]

     12. Limitation of Liability of Janus Capital. Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the
extent otherwise provided by law. As used in this Section   , "Janus Capital"
shall include any affiliate of Janus Capital performing services for the Trust/Fund contemplated hereunder and directors, officers and employees of Janus Capital and such affiliates.

     13. Activities of Janus Capital. The services of Janus Capital to the Trust/Fund hereunder are not to be deemed to be exclusive, and Janus Capital and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Capital to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees/Directors, officers and shareholders of the Trust/Fund are or may become interested in Janus Capital as directors, officers and shareholders of Janus Capital, that directors, officers, employees and shareholders of Janus Capital are or may become similarly interested in the Trust/Fund, and that Janus Capital may become interested in the Trust/Fund as a shareholder or otherwise.

     14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

     15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     16. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                            ------------------------------------

                                          BERGER                TRUST, [with
                                          respect to the series known as the
                                          Berger                Fund]/ BERGER
                                                         FUND, INC.

                                          By:
                                            ------------------------------------
                                                         President

                                                                       EXHIBIT E

            MANAGEMENT'S DISCUSSION OF THE JANUS FUNDS' PERFORMANCE


                               JANUS OLYMPUS FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                                             CLAIRE YOUNG



     Janus Olympus Fund lost 15.89% for the fiscal year ended October 31, 2002, keeping pace with its benchmark, the S&P 500(R) Index, which lost 15.10%.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended October 31, 2002, placing it 150th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund-rating company.(2)



     I find little solace in the Fund's essentially in-line return as three years of a bear market have inured me to relative performance. The fiscal year started with a market bounce off the lows that followed the September 11 terrorist attacks. Despite the uncertainty of additional attacks, a resilient consumer was the bolster of the U.S. economy. Corporate America, on the other hand, was cautious in its spending, worried about conserving demand visibility in the slow economic in its spending, worried about conserving cash and a lack of demand visibility in the slow economic environment. At the same time, ongoing corporate scandals rocked investors' confidence in the stock market, increasing volatility and diminishing their patience at any hint of malfeasance or missed earnings expectations.



     Consumers continued to drive economic growth, stimulated by zero-percent auto financing and home equity extraction via low interest rate refinancings. Accordingly, some of our best performers were those companies with consumer exposure. Harley-Davidson, the motorcycle manufacturer, enjoyed strong demand for its bikes, parts and accessories as it entered its 100th anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits. Meanwhile, Electronic Arts benefitted from the proliferation of Xbox, Playstation2 and Nintendo systems last Christmas. The video-game software leader introduced several new titles that were well received by consumers and has plans to launch a number of exciting games this winter.



     Another area that performed well during the year was the health-care industry as demand for medical products and services was unhindered by the slower economy. Forest Laboratories, a specialty pharmaceutical company, continued to gain market share with its anti-depressant drug Celexa. The firm recently introduced a replacement product, Lexapro, which has been selling faster than expected due to its superior side-effect profile and lower dosing requirements. Elsewhere, Zimmer Holdings, a manufacturer of reconstructive orthopedic implants, benefitted from strong demand for its minimally invasive knee and hip-replacement products. Since being spun off from Bristol-Myers, the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.



     On the negative side, fears of corporate improprieties impacted our performance. Citigroup, the financial services giant, was buffeted by questions regarding the independence of its research organization and potential conflicts of interest. While we sold stock to reduce our exposure, we are maintaining a smaller Citigroup position at these prices. Additionally, Tyco International, an industrial conglomerate, declined precipitously over allegations of aggressive accounting. As a result, the company struggled against debt ratings downgrades and


---------------


     1 Both returns include reinvested dividends and distributions.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Olympus Fund 12th out of 298 large-cap growth funds for the 5-year period.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

questions of financial viability. We therefore elected to sell our Tyco position as resolution of these issues did not seem imminent.



     Other companies that had been consistent growers in the past were hurt by negative surprises. Concord EFS, the owner of the largest debit-card network in the U.S., suffered from higher acquisition-related expenses and slowing revenue growth as the downturn in the economy took its toll on transaction volume. Consequently, we eliminated our position in the company. Also during the period, mortgage insurer MGIC Investment was hit by high refinance volumes, which elevated underwriting expenses and negatively impacted revenue. We opted to maintain our position in the stock, however, on the belief that as the refinancing booms tapers off, MGIC's true earnings potential will emerge.



     Finally, corporate information technology spending continued to languish with no pickup in sight. Leading graphics chip maker NVIDIA was hurt by sluggish personal computer sales and tepid Xbox acceptance in Europe and Japan. The company suffered a further setback as competitors introduced products that eroded NVIDIA's market share. Celestica, an electronic manufacturing services company, also declined as its telecommunication and high-end technology customers cut back on orders due to weak demand. In both cases, we sold our positions in the stocks.



     Looking forward, it seems as if fear is at its peak: There are worries that consumer spending will slow if housing prices stagnate, a potential war with Iraq raises concerns in the economic and political arena, and corporate America remains on the capital spending sideline until evidence of a stronger recovery appears. On the flip side, the Federal Reserve's recent one-half percent decrease in interest rates and reasonable valuations evident in the stock market give me hope. I am trying to balance these opposing views by focusing, on a stock-by-stock basis, on the fundamentals of prospective investments, taking into account the potential for either scenario to come to fruition.



     Thank you for your investment in Janus Olympus Fund.


                                    (GRAPH)


     Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.



     A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

                          JANUS GROWTH AND INCOME FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                                             DAVID CORKINS



     To paraphrase Franklin Roosevelt, the one thing investors feared most during the past year was fear itself. Fear was certainly in abundance as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings seemed to lift the market's spirits. However, in light of lowered growth forecasts, it was unclear whether the market had turned a corner or simply sidestepped another downturn.



     Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. We also trimmed a number of positions in order to create a "flatter" portfolio, thereby lessening the potential impact of any one holding. Meanwhile, we maintained a fixed-income position of roughly 9% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.



     As Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended October 31, 2002, Janus Growth and Income Fund declined 14.62%, outperforming the 15.10% loss of its bench-mark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking for the year ended October 31, 2002, placing it 272nd out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)



     All things considered, a number of our companies made positive contributions. Among them was Anheuser-Busch, the world's largest brewer, which proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company was able to exercise rare pricing power amid a contracting economy, enabling it to maintain substantial leverage in marketing and distribution -- all but ensuring further market share gains.



     Pricing power also benefited Berkshire Hathaway, which incurred tremendous losses in the aftermath of the September 11 attacks. Chairman and CEO Warren Buffett successfully managed through these losses in the company's insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share -- both of which we believe signal strong relative performance in the years to come. In addition, the increased float income from these businesses will enable Buffett to find even more investment opportunities in the future.



     Elsewhere, a sweeping two-year restructuring effort helped to revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. Despite retreating late in the period on the unexpectedly deep plunge in consumer confidence, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.



     In contrast, our disappointments involved stocks whose down-side risk turned out to be more damaging than we had anticipated. This was certainly the case with consumer finance company Household International, which


---------------


     1 Both returns include reinvested dividends and distributions.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Growth and Income Fund 15 out of 452 and 2 out of 142 large-cap core funds for the 5-, and 10-year periods, respectively.


     Past performance does not guarantee future results.


     There is no assurance that the investment process will consistently lead to successful investing.

moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. More recently, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. In any event, we were remiss in reading the headline risk and the severity of its weakening balance sheet. Consequently, we liquidated Household International at a loss.



     Likewise, we dramatically reduced our position in J.P. Morgan Chase & Co., the nation's second-largest bank. Again, we did not correctly ascertain headline risk as the company endured weakness in capital markets activity and credit concerns surrounding its commercial loans. Moreover, this misreading was compounded when the bank recently warned that its quarterly earnings would come in well below expectations.



     Meanwhile, shares of industrial conglomerate Honeywell International fell when it, too, announced lower quarterly and full-year profits. The company not only expressed little hope for a broad economic recovery, but also voiced worries about prospects for the commercial aviation sector, where it has substantial exposure. The ominous news convinced us to cut our losses and trim the position.



     In light of our more defensive posture during the year, we have had to be content with wringing out the excess. After the strong economic growth of the late 1990s, followed by three years of decline in which overcapacity in numerous sectors of the economy has been addressed, we expect continued volatility as the economy finds its way. In this kind of environment, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory, neither is survival." We're constantly looking for new ideas for the Fund as well as taking advantage of short-term disruptions to add to our existing holdings.



     Thank you for your continued investment in Janus Growth and Income Fund.


                                    (GRAPH)


     Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

                             JANUS ENTERPRISE FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                                            JONATHAN COLEMAN



     For the 12 months ended October 31, 2002, Janus Enterprise Fund declined 22.72%, lagging the 4.78% decline posted by its benchmark, the S&P MidCap 400 Index.(1) This performance earned the Fund a third-quartile ranking, placing it 258th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)



     The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.



     I have not changed my investment approach since taking over as portfolio manager of the Fund in February 2002. I have positioned the portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. Most importantly, I want to own businesses with low debt levels that generate significant free cash flow from their operations. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividends, share repurchase, debt repayment, or smart acquisitions.



     Moving on to the performance of the Fund, let me say that I am not happy with the results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that our relative performance improved during the year, and I feel we have identified many companies at very attractive prices relative to their free cash flow.(3)



     Detracting from our performance was Mortgage Guarantee Investment Corporation (MGIC), which provides private mortgage insurance -- a requirement on all residential real estate purchased with less than a 20% down payment. Given the upfront costs the company bears on a mortgage origination, MGIC suffered from a surge in refinancings caused by the substantial drop in interest rates during the year. Refinancing levels tend to be quite volatile and have recently been at an all-time high. Furthermore, even though MGIC suffers in the very near term, the company continues to write insurance that should produce strong cash flow in the years to come. We feel the stock is substantially undervalued and it remains a holding in the Fund.



     We also suffered losses in clinical testing provider Laboratory Corporation of America. Although it was a positive contributor to the Fund for the first half of the period, more recently the company lowered its earnings expectations due to pricing competition. We find the threat of competition concerning, and while the Fund continues to own a substantial amount of the stock, we will keep a close watch on Laboratory Corporations' pricing developments.


---------------


     1 Returns include reinvested dividends and distributions.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Enterprise Fund 76th out of 162 and 27th out of 50 multi-cap growth funds for the 5-, and 10-year periods, respectively.



     3 The Janus Enterprise Fund 3-month and 6-month performance are reported as a loss of 2.09% and a loss of 19.40%, respectively. The S&P MidCap 400 Index performance for the same time period was a loss of 3.58% and a loss of 20.66%, respectively.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

     Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by its poor second-quarter earnings. Concord disclosed a one-time sale of equipment that contributed to its second-quarter results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue trans-action model, not a hardware sale. We consequently trimmed our position.



     There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology (IGT), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos thrive in the midst of a difficult economic environment.



     Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.



     Going forward, I continue to focus on balancing the Fund in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations for investment ideas while remaining true to the Fund's investment discipline. Volatility in the market is here to stay -- this is both good and bad. It provides the opportunity to buy great franchises at discounts to their fair value (our research team uncovers these opportunities every day) and also creates risk. I feel the best way to insulate against that risk on a forward basis is by running a flat portfolio. As such, I keep the top position size in the portfolio capped at approximately 3%. I believe this positioning may help to provide the best opportunity for outperformance in both good and bad markets.



     Thank you for your continued investment in Janus Enterprise Fund.


                                    (GRAPH)


     Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.



     A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

                               JANUS VENTURE FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                               WILL BALES



     For the 12 months ended October 31, 2002, Janus Venture Fund fell 14.60%, lagging the 11.57% loss by its benchmark, the Russell 2000(R) Index.(1) While negative, this performance earned the Fund a top-quartile ranking for the year ended October 31, 2002, placing it 107th out of 435 small-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)



     A never-ending pattern of volatility offered many market challenges throughout the year, as investors remained uncertain about when the bottom will occur. Many of the same political, economic and corporate catalysts that began in late 2001 continued to wield considerable influence in the emotion-driven environment.



     Turning to individual holdings, among the detractors from performance was Euronet Worldwide, Inc., which provides ATMs and other electronic financial transaction solutions. To better focus on their core competencies, banks are increasingly out-sourcing the administration and maintenance of ATM services to regional specialists like Euronet. Its stock suffered, however, when anticipated contracts with several European banks were slightly delayed. With these deals all but sealed, we believe the stock will rebound and added to the position.



     Another disappointment was Insight Enterprises, a global marketer of computer hardware, software and peripherals whose brand affiliations include Compaq, Hewlett-Packard, IBM and Microsoft. Although Insight had been a solid, long-term contributor to the Fund, it recently couldn't escape the tightening clutches of the stagnating PC business cycle and the slowing economy. In our view, Insight's diversified business strategy, which includes a fast-growing direct mail and sales outsourcing unit, should be a large contributor to its balance sheet when the PC-market and the economy eventually improve.



     We also missed with Retek Inc., a high-end software company that helps retailers manage their supply chain. With consumer confidence weakening, major retailers increasingly delayed capital spending decisions, such as those to purchase IT products like Retek's. Given this resulting lack of visibility for Retek's products, we chose to liquidate the position.



     Meanwhile, we gained ground with Ball Corporation, which manufactures a wide range of food and beverage containers. Ball Corporation is an excellent example of how we follow a strict fund discipline, particularly in terms of our adherence to act upon carefully set price targets. Ball continues to execute well on its business plan and recently made an accretive purchase of German-based can producer Schmalbach-Lubeca. At the same time, its aerospace unit continues to execute well and recently was selected to help build high-powered mirror systems for a new NASA telescope. As the market significantly rewarded Ball's shares for these successes, our price target was met and we sold what was the Fund's largest position for a substantial gain.



     We also won with media holding Radio One, which owns about 65 radio outlets in 22 larger-market states. As a group, media stocks have shown marked improvement, and Radio One has benefited. Rising demand for advertising time has begun to firm radio spot pricing, which quickly leads to increased profitability. While the demand jump could be rooted in cyclical political ad spending, we believe it is suggestive of an economic rebound.



     Biosite, Inc., a life sciences company that helps physicians more efficiently diagnose diseases, also advanced. The company's deep product line includes the successful Triage BNP device -- a point-of-care mechanism that quickly tests blood for cardiac deficiencies by measuring hormonal complications. In addition to solid second-quarter growth, Biosite's shares soared on news of a mutual agreement with pharmaceutical firm


---------------


     (1) All returns include reinvested dividends and distributions.



     (2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Venture Fund 51st out of 213 and 28th out of 45 small-cap growth funds for the 5-, and 10-year periods, respectively.

Xoma to drop a patent dispute and instead openly exchange key patents with the company for future product developments. With this potentially costly legal event behind it and well-laid plans to expand the Triage line, we believe Biosite has earned its place as the Fund's largest holding.



     Looking ahead, there's little one can do in this environment to anticipate where the market will go. Investors have nearly reached the end of their ropes as the bear market nears the completion of a third consecutive year. While we are seeing some positive signs of economic recovery, we still have work to do.(3) As we continue to focus on turning the corner, our sights are set on finding the companies whose solid fundamentals will enable them to lead their respective industries in any environment.



     Thank you for your continued investment in Janus Venture Fund.


                                    (GRAPH)


     Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $393.3 million as of October 31, 2002. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.



     Funds that emphasize investments in smaller companies may experience greater price volatility.


---------------


     (3) The Janus Venture Fund 3-month and 6-month performance are reported as a loss of 1.22% and a loss of 27.96%, respectively. The Russell 2000# Index performance for the same time period was a loss of 4.45% and a loss of 26.33%, respectively.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

                              JANUS BALANCED FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                                             KAREN L. REIDY



     Janus Balanced Fund declined 3.85% for the 12 months ended October 31, 2002, topping the 15.10% decline of the S&P 500(R) Index but lagging the 5.49% gain of the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the Fund.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 27th out of 508 balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)



     Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending moderated as stock losses mounted and jobless claims steadily increased. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indices ended the period lower as a result.



     In the bond markets, prices on U.S. Treasury securities hit 44- year highs, so we sold some of our Treasury holdings at a profit and began to position the Fund for an eventual stock market recovery. Nonetheless, price appreciation left our fixed-income weighting roughly unchanged at 45%.



     Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.



     One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Fund's top-10 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong.



     Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Fund's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.



     A newer position and standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.


---------------


     1 All returns include reinvested dividends and distributions.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Balanced Fund 4 out of 319 and 2 out of 81 balanced funds for the 5- and 10-year periods, respectively.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

     On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Fund. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, I believe a recovering economy and rising rates will allow the company's earnings to rebound on several fronts. For this reason, I still find ADP a compelling long-term investment.



     Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.



     In this volatile market, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.



     Thank you for your investment in Janus Balanced Fund.


                                    (GRAPH)


     Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/ Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                          JANUS GLOBAL TECHNOLOGY FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGER                                             MIKE LU



     For the 12-months ended October 31, 2002, Janus Global Technology Fund declined 31.67%. This compares to a 15.10% loss posted by its benchmark, the S&P 500(R) Index, and a 21.33% decline by the technology-heavy NASDAQ Composite Index.(1) These results earned the Fund a second-quartile ranking, placing it 129th among 378 science and technology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)



     A number of key economic indicators boosted investors' optimism early in 2002 that an economic recovery was near. However, by the end of the period, hopes for a resurgence had dissipated under a cloud of discouraging news that included rising unemployment claims, falling consumer confidence, disappointing corporate earnings results, and a potential war between the U.S. and Iraq.



     In this challenging environment, we held steadfast to our end-demand-driven portfolio management approach and assessed the spending intentions of corporate IT departments across multiple sectors. Our research again confirmed that, at the corporate level, near-term and medium-term demand for technology-related products and services remains weak. At the consumer level, however, spending is relatively robust with video-game consoles, audio-visual components and digital cameras facing strong demand. While this discretionary spending spree benefited a number of our top holdings, missteps by a few others caused the Fund to decline.



     Contributing to our poor performance was Cadence Design Systems, a leader in electronic design automation. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.



     Another long-term holding that detracted from our performance was Celestica, a leader in the electronic manufacturing services (EMS) space, with leading-edge processes in high-density, multi-layer integrated circuit board manufacturing and assembly. Its outsourcing services are deployed broadly by major networking, storage and server original equipment manufacturers (OEMs). As part of our ongoing demand-driven research, we've been carefully observing the deteriorating systems-level infrastructure demand from corporate end-users. While Celestica managed the initial volume declines well, the overall end-demand outlook became so dire that we trimmed and eventually sold our stake in Celestica, anticipating potential earnings and revenue shortfalls. However, we continue to keep a close watch on end-demand trends as Celestica remains a well-positioned player in the EMS field.



     Stocks that contributed positively to our performance included Electronic Arts, the leading game console software vendor. Electronic Arts is benefiting from the continuing strength in consumer discretionary spending, which remains unabated in the area of entertainment. In addition, the company has continued to broaden its range of popular software titles and tightened its grip on the lucrative sports game franchise by releasing well-received titles in football, basketball and soccer. We expect Electronic Arts' strong track record of execution to continue in its quest to release compelling game titles with strong player appeal and its initial foray into online gaming.


---------------


     1 Returns include reinvested dividends and distributions.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

     Nissan Motor Co. also turned in solid results. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.



     Going forward, we expect the challenging demand outlook for tech companies to linger through the remainder of 2002, but remain optimistic in the long-term drivers of demand as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Fund appropriately.



     Our focus during these trying times has not changed. We continue to seek businesses with sustainable franchises and the foresight and wherewithal to continue to spend strategically on R&D so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. Although such drivers are difficult to find in this broad-based technology downturn, our demand-based research has led us to some that have benefited the Fund, including wireless and consumer demand-driven sectors. We aim to continue our intense research process to ferret out the most promising ideas and areas.



     Thank you for your continued investment in Janus Global Technology Fund.


                              [BAR CHART TO COME]


     Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.



     This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).



     A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

                              JANUS OVERSEAS FUND


                               (OCTOBER 31, 2002)



PORTFOLIO MANAGERS                              HELEN YOUNG HAYES
                                                BRENT LYNN



     Over the past 12 months, the main theme that emerged was the inconsistency of the nascent global economic recovery. Beginning with the surge of optimism created by the surprising strength in equity markets following the terrorist attacks in the U.S. last fall and ending with the frustrating decline in the markets to close out the third quarter, investors have experienced the full range of the market's emotions. Layered on top of this was the backlash from various accounting scandals and the growing geopolitical unrest. Against this backdrop, Janus Overseas Fund posted a loss of 15.78% for the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned a loss of 13.21%(1) For the same period, the Fund ranked 592nd out of 814 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company(2) placing it in the third quartile.



     Looking to Europe, the Morgan Stanley Capital International Europe Index fell 13.88% for the period. Economic growth in countries like England, Germany and France has been modest, with pressure building daily on the Bank of England and the European Central Bank to become more aggressive in cutting rates to stimulate growth.



     In Asia, the Japanese Nikkei market fell 16.01%, skidding to a 19-year low. We continued to have difficulty finding solid investment ideas in Japan, given concerns about ongoing deflation and the slow pace of structural reform. Therefore, our exposure to Japan remained underweighted versus the benchmark during the period.



     Given the fragile nature of the global economic recovery, our strategy has been to position Janus Overseas Fund fairly defensively until we get better clarity on earnings growth going forward. Our frustration lies in the fact that our returns do not reflect this more defensive posture.



     The main stock that hurt performance was Bermuda-based conglomerate Tyco International, which declined 82.80% for the year. We owned Tyco for over three years because of the attractive businesses it owned, ranging from ADT home security systems to Curad bandages. We felt these were the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined substantially due to rumors of aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies, as our in-house analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, we lost confidence in management in late April when they decided against this break-up plan, and we sold the position.



     Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its fundamentals started to soften. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.



     Companies with exposure to financial markets proved to be difficult investments given the continued decline in global equity markets. Our investments in German companies MLP, a financial services firm, and Muenchener


---------------


     1 Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.



     2 Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Overseas Fund 64th out of 413 international funds for the 5-year period.



     Past performance does not guarantee future results.



     There is no assurance that the investment process will consistently lead to successful investing.

Rueckversicherungs-Gesellschaft A.G. (Munich Re), a reinsurance company, held back performance due to their exposure to falling equity markets. We chose to sell our position in MLP.



     Stocks that gained ground were primarily consumer-oriented, ranging from automobiles to household products to pharmaceuticals.



     Porsche was our top performer, gaining 74.26% for the year. Despite a soft economy, the Porsche brand remains very healthy, evidenced by steady high demand for its vehicles. Strong sales growth of Porsche's flagship 911 sports car enabled the company to maintain healthy margins. Its new sport utility vehicle is currently being launched in Europe to favorable reviews and will launch in the U.S. in 2003.



     Nissan Motor Corporation was also a strong performer. The company is benefiting from dynamic change at the hands of a new management team, led by Carlos Ghosn. Furthermore, it remains focused on "Nissan 180" -- a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.



     Reckitt Benckiser, a UK-based household goods manufacturer that markets products like Lysol, Woolite and Calgon, also gained impressively. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which resulted in healthy organic growth and improving margins.



     As mentioned earlier, we continue to run a broad and flat portfolio. For example, the total number of stocks in the Fund has increased in the last 12 months, while the concentration of the top holdings has declined. The industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.



     In closing, while disappointed that recent data suggests the global economic recovery remains sluggish, we remain very focused on our mandate -- finding companies with strong fundamentals that are gaining profitable share and selling at reasonable valuations. We have confidence that, over time, our research will uncover these "best-of-breed" companies that will prove to be long-term winners.



     We know this has been a trying time for all Janus investors and we appreciate your continued support.

                              [BAR CHART TO COME]


     Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



     The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.



     Foreign investing involves special risks such as currency fluctuations and political uncertainty.

                                                                       EXHIBIT F

            MANAGEMENT'S DISCUSSION OF THE BERGER FUNDS' PERFORMANCE

                               BERGER GROWTH FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                                  JAY W. TRACEY, CFA
                                                              STEVEN L. FOSSEL, CFA

MARKET CONDITIONS

     After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

     The Berger Growth Fund (the "Fund") declined in value by 28.34% during the Russell 3000 Growth Index.(1) Clearly, these results have been very disappointing. The effort we made during the past year to lower the Fund's risk profile did succeed in reducing the extent of the Fund's underperformance on the downside, compared with the previous year, but we remain unsatisfied nevertheless.

     By mid-year 2002, many technology companies, including some in the Fund's portfolio, had announced surprising weaknesses in their businesses and little hope for improvement in the foreseeable future, which resulted in significant declines in their stock prices. Enterprise software vendors such as VeriSign and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but regrettably, not before they caused significant damage to relative performance.

     The Fund's performance also suffered from some of its holdings in financial services. Concord EFS, which has a track record of consistent growth, experienced a significant decline in its stock price when the company guided earnings estimates down for this year and next. As one of the Fund's larger holdings, that decline hurt

---------------

     1 The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

relative performance, and the stock was sold. Concerns about deteriorating credit quality and slowing growth drove Americredit Corp.'s stock price down. The Fund's position was sold immediately following the company's announcement that it would seek additional equity capital, but again, not before the decline had a negative impact on relative performance.

     The Fund's single-most important disappointment was Tyco International Corp. A large position going into 2002, the stock began to decline in the wake of the Enron debacle as a result of allegations of improper accounting and its relatively large debt load, a decline that had a negative impact on Fund performance. Because of the company's long record of success and its positive cash flow characteristics, we continued to hold the Fund's position. However, after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

     The Fund's largest sector, healthcare, made a positive contribution to relative performance during the fiscal year. This was largely a result of gains in healthcare services. Hospitals, HMOs and distributors were generally good performers. The Fund did particularly well with Tenet Healthcare Corp., a leading operator of hospitals and related facilities, Wellpoint Health Networks, a major managed-care company, and AmerisourceBergen Corp., the nation's largest distributor of pharmaceuticals. However, the Fund's investments in biotechnology and pharmaceuticals companies had a negative impact on performance. Amgen, Abgenix and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. The Fund maintained an overweighted position in the healthcare sector, but over the course of the year, we decreased the Fund's positions in the drug and biotechnology industries and increased its services holdings.

     The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services, including Corinthian Colleges and Education Management; restaurants, including P.F. Chang's China Bistro and Brinker International; and consumer electronics, including Take-Two Interactive Software and Electronic Arts, contributed positively to performance. Positive results in retail were tougher to come by. The Fund's position in Bed Bath and Beyond, for example, did well, but Best Buy did not.

OUTLOOK

     It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

                                    (GRAPH)

                          BERGER LARGE CAP GROWTH FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                                 STEVEN L. FOSSEL, CFA

MARKET CONDITIONS

     After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

     Against this backdrop the Berger Large Cap Growth Fund (the "Fund") declined 28.78% compared with a 22.51% decline in its benchmark, the Russell 1000 Growth Index.(1) Clearly, these results are very disappointing. We have reduced the Fund's risk profile to some extent by reducing large sector bets but were still hurt severely by individual stock selection. To this end, Tyco International was the largest cause of this underperformance. We were late in selling the stock, believing that its business was solid and the price was attractive, despite accounting and liquidity questions. We were wrong, and after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

     The technology sector was the worst-performing major sector in the market again this year and severely hurt the Fund's performance. Capital spending in general and technology spending in particular did not rebound with the improving economy. This resulted in many stocks posting disappointing earnings results. Software stocks performed very poorly as a result of a slump in technology spending. VeriSign and Adobe were two of the Fund's worst-performing stocks in this arena. Both stocks were sold after reporting poor results and large declines. Semiconductor stocks including Analog Devices also hurt the Fund's performance and were sold after reporting disappointing earnings. Some technology companies, such as Fund holding Dell Computer Corp., are beginning to experience improvement in their results. They are outperforming their competitors, and we believe are well-positioned for the future.

     Healthcare, the Fund's largest sector, was a bright spot this year. Healthcare services companies performed particularly well for the Fund. Both hospitals and managed-care companies had strong pricing momentum that resulted in better-than-expected earnings growth. The Fund's position in Wellpoint Health Networks, a leading

---------------

     1 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

managed-care company, and Tenet Healthcare Corp., a leading hospital company, both contributed positively to performance this period. The Fund also profited from its investment in Eli Lilly Corp., which was sold after it reached our price target. The Fund continues to maintain an overweight position in health-care services, in which we believe the underlying growth fundamentals should remain very strong.

     On the consumer front, results were mixed. Economically sensitive areas such as retail weakened late in the year as investors questioned the sustainability of strong consumer spending. Best Buy, a leading electronics retailer, and Home Depot both hurt the Fund's performance as same-store sales slowed. More defensive names with less economic sensitivity performed better this year. Procter & Gamble Co., a new holding, performed well as both revenue and earnings growth increased.

     Financial stocks generally declined in line with the market. Growth was difficult to come by as loan growth slowed and fee income was pressured by the market's decline. Deteriorating credit quality was a problem for many consumer finance companies, particularly credit card issuers. These trends impacted Capital One Financial Corp., a once fast-growing card issuer, resulting in a steep price decline. We sold the stock following this decline. Fifth Third Bancorp. was able to buck these trends and continue to perform well.

OUTLOOK

     It is difficult to imagine a period of greater uncertainty than we have experienced in the last year. In spite of the many challenges we face, we believe our nation, its economy and its markets will ultimately prevail. We believe the economy is on a bumpy road to recovery and that corporate profits will respond positively to that recovery. We also believe corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are currently or will be leaders in the growth markets of the future.

                                    (GRAPH)

                           BERGER MID CAP GROWTH FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                                  JAY W. TRACEY, CFA
                                                              STEVEN L. FOSSEL, CFA

MARKET CONDITIONS

     After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

     The Berger Mid Cap Growth Fund (the "Fund") declined by 28.62% this period, significantly worse than the 15.50% decline posted by its benchmark, the Russell Midcap Growth Index.(1) Clearly, these results are very disappointing. Changes in portfolio managers and risk profile were made during the year; however, we remain unsatisfied by results for the year as a whole. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

     The consumer sector was a significant source of the Fund's underperformance. The shares of consumer electronics retailer Best Buy declined when it became apparent that the company's revenues were slowing and that earnings expectations for this year were too high. The Fund's position was sold, but not before it had an adverse impact on relative performance. Another disappointment was Univision Communications, a leading Spanish-language media company. Concerns about advertising revenue growth, underperformance in their radio stations, and uncertainties surrounding their proposed acquisition of Hispanic Broadcasting Corp. resulted in poor stock performance. Cable T.V. stocks in general performed poorly primarily because of concerns about debt on their balance sheets. These concerns caused a significant decline in the value of the Fund's cable holdings, including Charter Communications and Cox Communications.

     The Fund's performance also suffered from its financial services holdings, including NextCard, a provider of Internet-based consumer credit, which collapsed late last year when the company reported that its losses caused by fraud were much higher than previously disclosed. The integrity and credibility of management, as well as the

---------------

     1 Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares.

     Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

viability of the company, in our opinion, became suspect, and we sold the position. On the positive side, securities broker Legg Mason performed well for the Fund, as did asset manager John Nuveen Co.

     The Fund's wireless services stocks, including Alamosa Holdings and Intrado, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt, because these companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions but did not sell out of them entirely because we believed the price weakness was overdone. Later in the period, when the companies' subscriber-growth problems worsened, with negative cash flow implications, we sold the remaining positions. The Fund's largest sector, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceuticals holdings. A tougher regulatory environment, disappointing product news and uncertainties about future growth all caused valuations to contract in these areas. Invitrogen, Cell Therapeutics and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. On the other hand, hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Triad Hospitals, a major facilities operator, Wellpoint Health Networks, a large managed-care provider, and AmerisourceBergen Corp., one of the nation's largest distributors of pharmaceuticals.

     The Fund was moderately underweighted in technology over the fiscal year. Enterprise software vendors such as VeriSign, Amdocs and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Those stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor and components manufacturers such as Fund holdings Amkor Technology and Atmel also hurt performance.

OUTLOOK

     It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

                                  (BAR CHART)

                        BERGER SMALL COMPANY GROWTH FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                                  JAY W. TRACEY, CFA

MARKET CONDITIONS

     After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

     The Berger Small Company Growth Fund (the "Fund") declined by 34.15% (Investor Shares); and 33.47% (Institutional Shares) during the fiscal year, significantly worse than the 18.16% decline posted by its benchmark, the Russell 2000 Growth Index.(1) Clearly, these results are very disappointing. The effort we made during the past year to lower the Fund's risk profile did not improve the Fund's downside relative performance until late in the fiscal year, and we remain unsatisfied. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

     The financial services sector was a source of underperformance for the year. This was largely the result of poor performance by specific Fund holdings. NextCard, for example, a provider of Internet-based consumer credit, collapsed late last year when the company reported that its losses caused by fraud were much larger than previously disclosed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect, and we sold the position. The Fund did have a few successes, including Investors Financial Services, which is a leading provider of asset administration services to the financial services industry. Unfortunately, the losers hurt more than the winners helped.

     The Fund also suffered from its holdings in the technology sector, one of the worst-performing sectors in the market this past fiscal year. Enterprise software vendors such as SeeBeyond and JDA Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor

---------------

     1 Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

equipment and components manufacturers such as Fund holdings ChipPAC and RF Micro Devices also hurt performance.

     The Fund's wireless services stocks, including Airgate PCS and UbiquiTel, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt. These companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions, but did not sell out of them entirely because we believed the price weakness was overdone. Later, when the companies developed subscriber-growth problems, which had negative cash flow implications, we sold the remaining positions.

     One of the Fund's largest sectors, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceutical holdings. Icos Corp., Celgene and First Horizon Pharmaceutical are examples of Fund holdings that suffered significant price declines during the year. On the other hand, thanks to strong operating trends, services companies such as hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Mid Atlantic Medical Services, for example, a well-run managed-care company, and Priority Healthcare, a national distributor of specialty pharmaceuticals and related medical supplies. Throughout the year, we significantly decreased the Fund's positions in the biotechnology area, increased holdings in health care services and broadened diversification in the sector.

     The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services (e.g., Corinthian Colleges and Strayer Education), restaurants (e.g., P.F. Chang's China Bistro and Panera Bread) and consumer electronics (e.g., Take-Two Interactive Software and Harmon International) contributed positively to performance. Good results in retail were tougher to come by. Broadcasters such as Fund holdings Radio One and Cumulus Media suffered from concerns about advertising trends.

OUTLOOK

     It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.

                               BAR CHARTS TO COME

                              BERGER BALANCED FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                    WILLIAM F.K. SCHAFF,
                                                CFA
                                                STEVE BLOCK, CFA

MARKET CONDITIONS

     The economy does not appear to be snapping back as quickly as investors had originally expected. This malaise has driven down the equity markets. Investors appear to have given up on a 2002 recovery and are now looking at prospects for resurgence in 2003 with skepticism. However, we believe the slide in the market has unveiled some interesting investment opportunities. Many companies that were once untouchable because of lofty stock valuations have declined below what we believe these companies are worth today. We also believe that many of these securities are trading at levels that reflect their businesses' worst-case scenarios. A number of stocks, especially in the consumer staples industry, have lofty valuations because they are considered safe havens. We strive to choose companies that generate good cash flow returns on investment and have less sensitivity to volatile economic factors. However, we attempt to avoid exposure to the downside price risk that many safe-haven stocks feature today. As the economy improves, we expect many of these stocks to under-perform while the undervalued companies with good business prospects should rise to more appropriate values.

FUND PERFORMANCE

     The Berger Balanced Fund (the "Fund") declined in value by 17.76% this fiscal year, compared with declines of 20.49% in its benchmark, the S&P 500 Index,(1) and 6.92% in the Blended Index.(2) The Fund's equity component returned disappointing performance this year primarily because of its underweighting in the consumer staples and exposure to certain financial companies.

     In particular, we were disappointed with the performance of The St. Paul Companies. St. Paul was hit hard this year with issues surrounding asbestos liability and we sold the position. Although we believe strongly in CEO Jay Fishman and his ability to leverage St. Paul's strengths and drive profitability higher, the unknown liabilities give us pause.

     The consumer sector posted mixed results this period. We were disappointed with the performance of AOL Time Warner. AOL experienced slower growth in new online sub-scribers, and there are fears that the trend

---------------

     1 The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     2 The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Government/ Credit Index. The Index is unmanaged and includes reinvestment of dividends, income and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Adviser was beginning to implement the Fund's long-term approach to equity management. Please visit our web site at www.berger.com for more current performance information.

toward high-speed Internet access will drive customers away from AOL's services. In addition, the weak advertising market continued to put pressure on the stock, and we sold the Fund's position.

     Within the energy sector, we were disappointed with both Exxon Mobil and ChevronTexaco. As the economy shows sluggish growth, demand for energy remains modest. We believe troubles in the Middle East could put further pressure on the economy, reducing the demand for energy, thus lowering energy prices. However, if current Iraq leadership is deposed, we believe there could be less volatility in the region, which would help to stabilize the energy markets. We continue to hold these major integrated energy companies in the belief that their oil reserves offer significant value to investors.

     The Fund's technology holdings also posted mixed results. The Fund's performance was hurt by Convergys Corp. Convergys' growth slowed dramatically as its telephone company customers ratcheted back spending on billing systems and call center outsourcing. We believe that these lines of business will return to health at some point, but the nearer-term outlook is not good, and we sold the position.

     The Fund's brightest sector was healthcare. We were pleased with the performance of both Johnson & Johnson and Aetna. J&J was added to the portfolio after its stock took a hard fall in July. We believe good growth in pharmaceuticals and medical products is driving this company's cash flow higher. Although we believe the rise in the stock this quarter makes the upside less compelling in the future, we continue to hold it as its price remains under our target price. Aetna experienced good performance this year, we believe, as a result of lower costs, better pricing and more discipline in bidding for business.

     The fixed-income portion of the portfolio remains invested in high-quality bonds with shorter-term durations. This positioning has provided some income and relative stability in a volatile market. This year, however, long-term interest rates retreated to 40-year lows. Thus, the longer-term bonds in the benchmark performed quite well, thus boosting its performance. In our anticipation of rising long-term rates over the next year, we continue to believe that shorter-term and intermediate- term bonds should generate solid performance.

OUTLOOK

     The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding good opportunities following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. The economy will likely generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.

                                    (GRAPH)

                       BERGER INFORMATION TECHNOLOGY FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                                  WILLIAM F.K. SCHAFF, CFA

MARKET CONDITIONS

     After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

     The Berger Information Technology Fund (the "Fund") declined in value by 34.67% (Investor Shares); and 34.32% (Institutional Shares) this fiscal year, compared with a 28.74% decline posted by its benchmark, the Nasdaq-100 Index.(1) Clearly, these results have been very disappointing. The decline was primarily driven by the significant decline in IT spending and its correlating negative impact on those technology companies that derive most of their sales and profits from IT budgets -- the heart and soul of the Fund's investments.

     Many technology investors fully expected a technology recovery to start by mid-year 2002 as long as the economy continued to recover. In anticipation of that recovery, we remained fully committed to those companies that directly benefit from the IT capital spending cycle. The economic recovery started to materialize, but the recovery in IT-related technology companies did not. Instead, despite the improvement in the economy, IT spending has actually declined. This has had a dramatic negative impact on those technology companies that are

---------------

     1 The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return for that prior period. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. As a sector fund, Berger Information Technology Fund may be subject to greater risk and market fluctuation than funds that have securities representing a broader range of investment alternatives. Please visit our web site at www.berger.com for more current performance information.

dependent on IT budgets to grow sales and profits. In addition, we are seeing much of the allocated budget for the year being held back with the possibility of further reduction before year-end.

     The major misses this period included StorageNetworks and VeriSign. The fast-growing need for storage but the limited availability and high cost of talent to run in-house storage services seemed to make a compelling proposition for StorageNetworks services. It also appealed to our sense of allowing businesses to focus on their core competencies.

     Unfortunately, no one could account for the collapse of so many smaller enterprises. These were the businesses most likely to adopt these services. As of September 30, 2002, the company still had significant cash on the balance sheet, and they hope to reach cash flow break-even by year-end 2002.

     Verisign, a leading security infrastructure company, is known widely for its digital certificates for e-commerce applications and as the distributor of domain names used on the Web. Unfortunately, with the significant downturn in technology, the domain name business has come under heavy pressure as well as other competitive threats. Meanwhile e-commerce has fallen off, along with pricing. The company has been slow to respond to the declines in business but we believe the worst may be over. The company hopes to shift its revenue model away from certificate fees to a per-transaction fee. Registrar revenue for domain names will likely decline but more slowly. In our opinion, most of the bad news seems to be priced into the stock today as it currently trades at very low multiples of earnings and cash flow.

     On the other side of the coin, we were pleased with Symantec and Intuit. Symantec is a leading anti-virus and firewall security software company. The company is widely represented throughout the FORTUNE 1000. It has been one of the few companies continuing to put up impressive sales and profits in a very tough market. It doesn't hurt that anti-virus and firewall software has become highly recommended as part of homeland security. Intuit, a leading consumer and small-business financial applications company, has done well by focusing on the more mundane businesses such as filing tax returns and bookkeeping. Its leading products include Quicken and TurboTax. Revenue and operating profits continued to grow in high double digits last year. Their balance sheets remain very solid with high cash levels. And they remain market leaders in all their spaces. Not bad in a weak economic climate.

OUTLOOK

     It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.

                                    (GRAPH)

                           BERGER INTERNATIONAL FUND
                              (SEPTEMBER 30, 2002)

PORTFOLIO MANAGER COMMENTARY                   BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD.

MARKET CONDITIONS

     For the better part of the previous 12 months, global equity markets had been in recovery mode fueled by optimism that the economy would recover quickly from the shallow recession of 2001. However, the combination of corporate scandals, weaker-than-expected economic and corporate data and fears about the prospect of military conflict with Iraq caused markets to close the year under review at or near five-year lows. The TMT (technology, media and telecommunications) sectors led the Fund lower for most of the period; however, of late, traditional defensive sectors such as financials and healthcare have added to the decline. Energy and consumer stocks remain the best-performing sectors in the portfolio.

FUND PERFORMANCE

     The Berger International Fund (the "Fund") declined in value by 19.17% during the fiscal year, compared with a 15.26% decline posted by its benchmark, the MSCI EAFE Index.(1)

     The Fund's overweight position in financials and underexposure to the Japanese market hurt performance this period. The Japanese market has been one of the best-performing markets year-to-date as investors have anticipated a cyclical recovery. However, we continue to feel that, absent meaningful reform, investment opportunities in Japan will be limited. During the third quarter, financial sectors led the downturn as falls in equity markets caused concerns as to the solvency of many insurance companies. Banks were hurt as many reported a rise in provisions for bad loans. We believe that banks and insurance companies offer a high degree of earnings visibility and reliability in the current market as well as opportunity for growth as the global economy recovers.

     Within the financial sector, we were particularly disappointed with ING Groep and Swiss Re. Netherlands-based ING, Europe's seventh-largest financial services group, could not escape the fallout from the sentiment surrounding the insurance sector as two-thirds of its profits are generated from its insurance activities. ING still

---------------

     1 The Morgan Stanley Capital International (MSCI) EAFE Index represents major overseas markets. The Index is unmanaged and includes reinvestment of gross dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

     Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

     Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

     Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Please visit our web site at www.berger.com for more current performance information.

possesses a healthy balance sheet, and we have taken advantage of price weakness to increase our position. Swiss Re was strongly impacted by the negative sentiment surrounding the insurance sector. However, the world's number-two reinsurer has strong reserves -- predominantly invested in fixed-income securities -- and its recent operating results indicated that the company is beginning to benefit from the rise in premiums post 9/11.

     In technology, we were pleased with the performance of Canon. As one of the world's largest makers of copy machines it is highly sensitive to the yen exchange rate as 70% of its revenue is derived outside of Japan. The company continues with its cost-reduction efforts, as it plans to move 80% of its laser printer production to lower-cost areas such as China and continues to introduce technologically improved products.

     Results in the healthcare sector were disappointing. GlaxoSmithKline and Aventis in particular hurt Fund performance this period. GlaxoSmithKline, the UK-based pharmaceutical company fell as it lost a key court case clearing the way for generic competition for its antibiotic Augmentin. Aventis also slumped as worries grew about the strength of its new drugs pipeline.

     The consumer sector posted mixed results. We were once again pleased with Diageo, one of the world's top spirits makers. U.K.-quoted Diageo's recent results revealed good growth despite disappointments related to a new ready-to-drink product based upon its popular Captain Morgan brand rum. On the flip side, Vivendi Universal and Koninklijke Ahold hurt relative performance. The deterioration of the telecommunications sector along with adverse information emerging in relation to short-term debt refinancing prompted us to sell Vivendi in June, unfortunately not before it hurt short-term performance. Shares of Koninklijke Ahold, a global supermarket chain store, fell as fears grew about its performance in its key U.S. market.

     The Fund's energy holdings performed well this period, particularly, ENI, an Italian integrated energy company with activities in oil, natural gas, power generation and petrochemicals as well as oilfield services and engineering. While it remains a regional player, the company offers a rare combination of cost cutting and growth as it increases its exposure to the higher-margin upstream production.

OUTLOOK

     The apparent inability of the world's major economies to move the pace of growth up a notch has been an obstacle for equity markets as earnings have begun to reflect the economic reality. Resulting downgrades and large-scale job cuts have put pressure on consumers even as the threat of a war involving Iraq has risen. Oil prices already include a "war premium" and are likely to spike higher in the event of conflict, but we believe this should be temporary unless there is a serious disruption to supply.

     Despite the diffident economic data of recent months, the U.S. economy is, in our opinion, in reasonable shape. Productivity is up, reducing unit labor costs, and earnings are rising on a year-on-year basis. This should lead to increased job opportunities as uncertainty diminishes and consumer confidence strengthens. Interest rates remain very accommodating, and the consensus expectation is that the Federal Reserve will lower rates before year-end. There is less consensus about how the European Central Bank will react to sluggish growth, given its focus on inflation.

     While the global economic outlook is undoubtedly weaker than at the beginning of the year, we are cautiously optimistic that conditions may exist to allow markets to regain an upward trend.

                                    (GRAPH)

                                                                      APPENDIX A

        BOARD MEMBERS AND OFFICERS OF BERGER INVESTMENT PORTFOLIO TRUST


                                                                                                NUMBER
                                                                                               OF FUNDS
                                                                                               IN FUND
                        POSITION(S) HELD WITH                                                  COMPLEX
                         THE TRUST, TERM OF                                                    OVERSEEN
NAME, ADDRESS AND DATE  OFFICE AND LENGTH OF                                                      BY      OTHER DIRECTORSHIPS
       OF BIRTH              TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS   TRUSTEE      HELD BY TRUSTEE
----------------------  ---------------------  ---------------------------------------------   --------   -------------------
INDEPENDENT TRUSTEES
Michael Owen..........  Chairman of the Board  Dean of Zayed University (since September          18              n/a
210 University Blvd.    and Trustee; 10 years  2000). Formerly self-employed as a financial
Denver, CO 80206                               and management consultant, and in real estate
DOB: 1937                                      development (from June 1999 to September
                                               2000). Dean (from 1993 to June 1999), and a
                                               member of the Finance faculty (from 1989 to
                                               1993), of the College of Business, Montana
                                               State University. Formerly, Chairman and Chief
                                               Executive Officer of Royal Gold, Inc. (mining)
                                               (1976 to 1989).
Dennis E. Baldwin.....  Trustee; 10 years      President, Baldwin Financial Counseling (since     18              n/a
210 University Blvd.                           July 1991). Formerly, Vice President and
Denver, CO 80206                               Denver Office Manager of Merrill Lynch Capital
DOB: 1928                                      Markets (1978 to 1990).
Katherine A. Cattanach  Vice Chair of the      General Partner/Managing Principal (since          18              n/a
  CFA.................  Board; 8 years         September 1987), Sovereign Financial Services,
210 University Blvd.                           Inc. (investment consulting firm). Executive
Denver, CO 80206                               Vice President (1981 to 1988), Captiva
DOB: 1945                                      Corporation, Denver, Colorado (private
                                               investment management firm). Ph.D. in Finance
                                               (Arizona State University).
Paul R. Knapp.........  Trustee; 8 years       Executive Officer of DST Systems, Inc.             18              n/a
210 University Blvd.                           ("DST"), a publicly traded information and
Denver, CO 80206                               transaction processing company, which acts as
DOB: 1945                                      the Funds' transfer agent (since October
                                               2000). DST is 33% owned by JCGI, which
                                               indirectly owns approximately 89.5% of Berger
                                               Financial Group LLC. Mr. Knapp owns common
                                               shares and options convertible into common
                                               shares of DST which, in the aggregate and
                                               assuming exercise of the options, would result
                                               in his owning less than  1/2 of 1% of DST
                                               System's common shares. Mr. Knapp is also
                                               President of Vermont Western Assurance, Inc.,
                                               a wholly owned subsidiary of DST Systems
                                               (since December 2000). Director and Vice
                                               President (February 1998 to November 2000) of
                                               West Side Investments, Inc. (investments), a
                                               wholly owned subsidiary of DST; President,
                                               Chief Executive Officer and a director
                                               (September 1997 to October 2000) of DST
                                               Catalyst, Inc., an international financial
                                               markets consulting, software and computer
                                               services company, (now DST International, a
                                               subsidiary of DST). Previously (1991 to
                                               October 2000), Chairman, President, Chief
                                               Executive Officer and a director of Catalyst
                                               Institute (international public policy
                                               research organization focused primarily on
                                               financial markets and institutions); also
                                               (1991 to September 1997), Chairman, President,
                                               Chief Executive Officer and a director of
                                               Catalyst Consulting (international financial
                                               institutions business consulting firm).


                                     App A-1

                                                                                                NUMBER
                                                                                               OF FUNDS
                                                                                               IN FUND
                        POSITION(S) HELD WITH                                                  COMPLEX
                         THE TRUST, TERM OF                                                    OVERSEEN
NAME, ADDRESS AND DATE  OFFICE AND LENGTH OF                                                      BY      OTHER DIRECTORSHIPS
       OF BIRTH              TIME SERVED       PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS   TRUSTEE      HELD BY TRUSTEE
----------------------  ---------------------  ---------------------------------------------   --------   -------------------
Harry T. Lewis, Jr....  Trustee; 10 years      Lewis Investments (since June 1988)                18      Director, National
210 University Blvd.                           (self-employed private investor). Formerly,                Fuel Corporation
Denver, CO 80206                               Senior Vice President, Rocky Mountain Region,              (oil & gas
DOB: 1933                                      of Dain Bosworth Incorporated and member of                production);
                                               that firm's Management Committee (1981 to                  Advisory Director,
                                               1988).                                                     Otologics, LLC,
                                                                                                          (implantable
                                                                                                          hearing aid);
                                                                                                          Member of Community
                                                                                                          Advisory Board,
                                                                                                          Wells Fargo
                                                                                                          Bank-Denver
William Sinclaire.....  Trustee; 10 years      President (since January 1998), Santa Clara        18      n/a
210 University Blvd.                           LLC (privately owned agricultural company).
Denver, CO 80206                               President (January 1963 to January 1998),
DOB: 1928                                      Sinclaire Cattle Co. (privately owned
                                               agricultural company).
Albert C. Yates.......  Trustee; 1 1/2 years   President (since 1990), Chancellor and             18      Director, Adolph
210 University Blvd.                           Professor of Chemistry-Department of                       Coors Company
Denver, CO 80206                               Chemistry, of Colorado State University.                   (brewing company);
DOB: 1941                                      Formerly Executive Vice President and Provost              Director,
                                               (1983 to 1990), Academic Vice President and                Centennial Bank of
                                               Provost (1981 to 1983) and Professor of                    the West
                                               Chemistry (1981 to 1990) of Washington State
                                               University. Vice President and University Dean
                                               for Graduate Studies and Research and
                                               Professor of Chemistry of the University of
                                               Cincinnati (1977 to 1981).


                                     App A-2

INTERESTED TRUSTEES AND OFFICERS OF THE TRUST



                                                                                                            NUMBER
                                                                                                           OF FUNDS
                                                                                                           IN FUND
                                                                                                           COMPLEX        OTHER
                                 POSITION(S) HELD WITH THE                                                 OVERSEEN   DIRECTORSHIPS
                                 TRUST, TERM OF OFFICE AND                                                    BY         HELD BY
NAME, ADDRESS AND DATE OF BIRTH    LENGTH OF TIME SERVED    PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS  TRUSTEE       TRUSTEE
-------------------------------  -------------------------  ---------------------------------------------  --------   -------------
Jack R. Thompson*..............  President and Trustee;     President and a director since May 1999           18      n/a
210 University Blvd.             3 1/2 years                (Executive Vice President from February 1999
Denver, CO 80206                                            to May 1999) of Berger Growth Fund and Berger
DOB: 1949                                                   Large Cap Growth Fund. President and a
                                                            trustee since May 1999 (Executive Vice
                                                            President from February 1999 to May 1999) of
                                                            Berger Investment Portfolio Trust, Berger
                                                            Institutional Products Trust, Berger
                                                            Worldwide Funds Trust, Berger Worldwide
                                                            Portfolios Trust and Berger Omni Investment
                                                            Trust. President and Chief Executive Officer
                                                            (since June 1999) (Executive Vice President
                                                            from February 1999 to June 1999) of Berger
                                                            Financial Group LLC (formerly Berger LLC).
                                                            Director, President and Chief Executive
                                                            Office of Stilwell Management, Inc. (since
                                                            September 1999). President and Chief
                                                            Executive Officer of Berger/Bay Isle LLC
                                                            (since May 1999). Self-employed as a
                                                            consultant from July 1995 through February
                                                            1999.


---------------


* Mr. Thompson is considered an interested person of the Trust due to his positions held at Berger Financial Group LLC (or its affiliated companies).



                                       POSITION(S) HELD WITH THE TRUST,
                                              TERM OF OFFICE AND
   NAME, ADDRESS AND DATE OF BIRTH          LENGTH OF TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
   -------------------------------     --------------------------------  ---------------------------------------------
Jay W. Tracey, CFA...................  Executive Vice President (since   Executive Vice President of the Berger Funds
210 University Blvd.                   August 2000) and Portfolio        (since August 2000). Executive Vice President
Denver, CO 80206                       Manager (since June 2000)         and Chief Investment Officer of Berger
DOB: 1954                                                                Financial Group LLC (since June 2000).
                                                                         Portfolio manager of the Berger Growth Fund
                                                                         (since August 2000; sole portfolio manager
                                                                         from August 2000 to July 2002; and team
                                                                         portfolio manager since July 2002). Team
                                                                         portfolio manager (since December 2001) o the
                                                                         Berger Mid Cap Growth Fund. Portfolio manager
                                                                         of the Berger Small Company Fund (since July
                                                                         2002). Formerly, Vice President and portfolio
                                                                         manager at OppenheimerFunds, Inc. (September
                                                                         1994 to May 2000).


                                     App A-3

                                       POSITION(S) HELD WITH THE TRUST,
                                              TERM OF OFFICE AND
   NAME, ADDRESS AND DATE OF BIRTH          LENGTH OF TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
   -------------------------------     --------------------------------  ---------------------------------------------
Steven L. Fossel, CFA................  Vice President (since 2000) and   Vice President of the Berger Funds (since
210 University Blvd.                   Portfolio Manager (since June     August 2000). Portfolio manager (since
Denver, CO 80206                       2000)                             December 2001) of the Berger Large Cap Growth
DOB: 1968                                                                Fund (team portfolio manager from January
                                                                         2001) through December 2001; interim
                                                                         portfolio manager from June 2000 to January
                                                                         2001. Vice President and portfolio manager of
                                                                         Berger Financial Group LLC (since June 2000);
                                                                         senior equity analyst with Berger Financial
                                                                         Group LLC (from March 1998 to June 2000).
                                                                         Formerly, vice president (from January 1996
                                                                         to February 1998), equity analyst (from
                                                                         August 1992 to February 1998) and assistant
                                                                         portfolio manager (from January 1997 to
                                                                         February 1998) with Salomon Brothers Asset
                                                                         Management.
Janice M. Teague.....................  Vice President (since November    Vice President (since November 1998) and
210 University Blvd.                   1998) and Assistant Secretary     Assistant Secretary (since February 2000 and
Denver, CO 80206                       (since February 2002)             previously from September 1996 to November
DOB: 1954                                                                1998) and Secretary (November 1998 to
                                                                         February 2000) of the Berger Funds. Vice
                                                                         President (since October 1997), Secretary
                                                                         (since November 1998) and Assistant Secretary
                                                                         (October 1996 through November 1998) with
                                                                         Berger Financial Group LLC. Vice President
                                                                         and Secretary with Berger Distributors LLC
                                                                         (since August 1998). Vice President and
                                                                         Secretary of Bay Isle Financial LLC (since
                                                                         January 2002).
Andrew J. Iseman.....................  Vice President (since March       Vice President of Investment Operations of
210 University Blvd.                   2001)                             Janus Capital Management LLC (since January
Denver, CO 80206                                                         2003). Vice President of the Berger Funds
DOB: 1964                                                                (since March 2001). Vice President (since
                                                                         September 1999) and Chief Operating Officer
                                                                         (since November 2000) of Berger Financial
                                                                         Group LLC. Manager (since September 1999) and
                                                                         Director (June 1999 to September 1999) of
                                                                         Berger Distributors LLC. Vice
                                                                         President-Operations (February 1999 to
                                                                         November 2000) of Berger Financial Group LLC.
                                                                         Associate (November 1998 to February 1999)
                                                                         with DeRemer & Associates (a consulting
                                                                         firm). Vice President-Operations (February
                                                                         1997 to November 1998) and Director of
                                                                         Research and Development (May 1996 to
                                                                         February 1997) of Berger Financial Group LLC.


                                     App A-4

                                       POSITION(S) HELD WITH THE TRUST,
                                              TERM OF OFFICE AND
   NAME, ADDRESS AND DATE OF BIRTH          LENGTH OF TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
   -------------------------------     --------------------------------  ---------------------------------------------
Anthony R. Bosch.....................  Vice President (since February    Vice President of the Berger Funds (since
210 University Blvd.                   2000)                             February 2000). Vice President (since June
Denver, CO 80206                                                         1999) and Chief Legal Officer (since August
DOB: 1965                                                                2000) with Berger Financial Group LLC. Vice
                                                                         President and Chief Compliance Officer with
                                                                         Berger Distributors LLC (since September
                                                                         2001). Vice President of Bay Isle Financial
                                                                         LLC (since January 2002). Formerly, Assistant
                                                                         Vice President of Federated Investors, Inc.
                                                                         (December 1996 through May 1999), and
                                                                         Attorney with the U.S. Securities and
                                                                         Exchange Commission (June 1990 through
                                                                         December 1996).
Brian S. Ferrie......................  Vice President (since November    Vice President of the Berger Funds (since
210 University Blvd.                   1998)                             November 1998). Vice President (since
Denver, CO 80206                                                         February 1997), Treasurer and Chief Financial
DOB: 1958                                                                Officer (since March 2001) and Chief
                                                                         Compliance Officer (from August 1994 to March
                                                                         2001) with Berger Financial Group LLC. Vice
                                                                         President (since May 1996), Treasurer and
                                                                         Chief Financial Officer (since March 2001)
                                                                         and Chief Compliance Officer (from May 1996
                                                                         to September 2001) with Berger Distributors
                                                                         LLC.
John A. Paganell.....................  Vice President (since November    Vice President (since November 1998),
210 University Blvd.                   1998) and Treasurer (since March  Treasurer (since March 2001) and Assistant
Denver, CO 80206                       2001)                             Treasurer (November 1998 to March 2001) of
DOB: 1967                                                                the Berger Funds. Vice President (since
                                                                         November 1998) and Manager of Accounting
                                                                         (January 1997 through November 1998) with
                                                                         Berger Financial Group LLC. Formerly, Manager
                                                                         of Accounting (December 1994 through October
                                                                         1996) and Senior Accountant (November 1991
                                                                         through December 1994) with Palmeri Fund
                                                                         Administrators, Inc.
Sue Vreeland.........................  Secretary (since February 2000)   Secretary of the Berger Funds (since February
210 University Blvd.                                                     2000). Assistant Vice President (since April
Denver, CO 80206                                                         2002) and Assistant Secretary (since June
DOB: 1948                                                                1999) of Berger Financial Group LLC.
                                                                         Assistant Secretary of Berger Distributors
                                                                         LLC (since June 1999) and Bay Isle Financial
                                                                         LLC (since December 2001). Formerly,
                                                                         Assistant Secretary of the Janus Funds (from
                                                                         March 1994 to May 1999), Assistant Secretary
                                                                         of Janus Distributors, Inc. (from June 1995
                                                                         to May 1997) and Manager of Fund
                                                                         Administration for Janus Capital Corporation
                                                                         (from February 1992 to May 1999).


                                     App A-5

                                       POSITION(S) HELD WITH THE TRUST,
                                              TERM OF OFFICE AND
   NAME, ADDRESS AND DATE OF BIRTH          LENGTH OF TIME SERVED        PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
   -------------------------------     --------------------------------  ---------------------------------------------
David C. Price, CPA..................  Assistant Vice President of the   Assistant Vice President (since March 2001)
210 University Blvd.                   Trust (since March 2001)          of the Berger Funds. Assistant Vice
Denver, CO 80206                                                         President- Compliance (since March 2001) and
DOB: 1969                                                                Manager- Compliance (October 1998 through
                                                                         March 2001) with Berger Financial Group LLC.
                                                                         Formerly, Senior Auditor (July 1996 through
                                                                         August 1998) and Auditor (August 1993 through
                                                                         June 1996) with PricewaterhouseCoopers LLP, a
                                                                         public accounting firm.
Lance V. Campbell, CFA, CPA..........  Assistant Treasurer (since March  Assistant Treasurer (since March 2001) of the
210 University Blvd.                   2001)                             Berger Funds. Assistant Vice President (since
Denver, CO 80206                                                         January 2002) and Manager of Investment
DOB: 1972                                                                Accounting (August 1999 through January 2002)
                                                                         with Berger Financial Group LLC. Formerly,
                                                                         Senior Auditor (December 1998 through August
                                                                         1999) and Auditor (August 1997 through
                                                                         December 1998) with PricewaterhouseCoopers
                                                                         LLP, a public accounting firm, and Senior
                                                                         Fund Accountant (January 1996 through July
                                                                         1997) with INVESCO Funds Group.


                                     App A-6

                                 February 25, 2002

                                 As Supplemented August 9, 2002
                                 and December 11, 2002



                                 Janus Enterprise Fund
                                 Janus Venture Fund
                                 Janus Olympus Fund
                                 Janus Overseas Fund
                                 Janus Global Technology Fund
                                 Janus Growth and Income Fund
                                 Janus Balanced Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Equity Funds..................................    2
                   Fees and expenses.............................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                  STRATEGIES AND RISKS
                   Investment objectives and principal investment
                   strategies....................................   15
                   General portfolio policies....................   21
                   Risks.........................................   24

                SHAREHOLDER'S MANUAL
                   Doing business with Janus.....................   30
                   Minimum investments...........................   32
                   Types of account ownership....................   32
                   To open an account or buy shares..............   36
                   To exchange shares............................   37
                   To sell shares................................   37
                   Shareholder services and account policies.....   43

                MANAGEMENT OF THE FUNDS
                   Investment adviser............................   48
                   Management expenses...........................   48
                   Portfolio managers............................   49

                OTHER INFORMATION................................   52

                DISTRIBUTIONS AND TAXES
                   Distributions.................................   53
                   Distribution options..........................   54
                   Taxes.........................................   55

                FINANCIAL HIGHLIGHTS.............................   57

                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   64
                   Futures, options and other derivatives........   67
                   Other investments, strategies and/or
                   techniques....................................   68

                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EQUITY FUNDS

               The Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although Janus Balanced Fund and Janus Growth and Income Fund may also emphasize varying degrees of income, they are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUNDS?

--------------------------------------------------------------------------------
               JANUS DOMESTIC FUNDS

               - JANUS ENTERPRISE FUND AND JANUS OLYMPUS FUND seek long-term growth of capital.

               - JANUS VENTURE FUND seeks capital appreciation.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS

               - JANUS OVERSEAS FUND AND JANUS GLOBAL TECHNOLOGY FUND seek long-term growth of capital.

               The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. The Funds will notify you at least 60 days before making any material changes to their objectives or principal investment policies. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

 2 Janus Equity Funds prospectus

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and consistent with a Fund's investment policies. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.

               Within the parameters of its specific investment policies discussed below, each Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, each Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS VENTURE FUND invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OVERSEAS FUND invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

                                                Janus Equity Funds prospectus  3

               JANUS GLOBAL TECHNOLOGY FUND invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

               For purposes of Janus Overseas Fund's and Janus Global Technology Fund's 80% policies, net assets will take into account borrowings for investment purposes.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income senior securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. The Funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you may get back less money.

               JANUS VENTURE FUND normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more

 4 Janus Equity Funds prospectus
               established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

               JANUS OVERSEAS FUND AND JANUS GLOBAL TECHNOLOGY FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND AND JANUS GLOBAL TECHNOLOGY FUND intend to operate as nondiversified funds. This means they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. A fundamental risk of these securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

                                                Janus Equity Funds prospectus  5

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 6 Janus Equity Funds prospectus

               The following information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

               JANUS ENTERPRISE FUND

                 Annual returns for calendar years ended 12/31
                                        15.64%  8.92%   27.25%  11.65%  10.82%  33.75%  121.90% (30.52%)   (39.93%)
                                         1993    1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66%)

                                      Average annual total return for periods ended 12/31/01
                                      ------------------------------------------------------
                                                                             Since Inception
                                                        1 year    5 years       (9/1/92)
                Janus Enterprise Fund
                  Return Before Taxes                   (39.93%)   6.54%         13.22%
                  Return After Taxes on Distributions   (39.93%)   5.47%         11.88%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*            (24.32%)   5.34%         10.95%
                S&P MidCap 400 Index+                   (0.62%)   16.11%         16.32%
                  (reflects no deduction for expenses
                    or taxes)
                                                        --------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

               + The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                Janus Equity Funds prospectus  7

               JANUS VENTURE FUND

                 Annual returns for calendar years ended 12/31
                                        7.44%   9.08%   5.46%   26.46%  8.02%   12.62%  23.22%  140.71% (45.77%)   (11.93%)
                                         1992    1993    1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17%)

                                       Average annual total return for periods ended 12/31/01
                                       ------------------------------------------------------
                                                                              Since Inception
                                           1 year     5 years    10 years        (4/30/85)
                Janus Venture Fund
                  Return Before Taxes      (11.93%)    9.79%      10.42%          14.61%
                  Return After Taxes on
                    Distributions          (11.93%)    6.70%       7.47%          11.57%
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares*   (7.27%)     7.86%       7.93%          11.56%
                Russell 2000(R) Index++      2.49%     7.52%      11.51%          11.01%
                  (reflects no deduction
                    for expenses or
                    taxes)
                                           ---------------------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               ++ The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $417.1 million as of December 31, 2001.

 8 Janus Equity Funds prospectus

               JANUS OLYMPUS FUND

                 Annual returns for calendar years ended 12/31
                                           21.73%  26.73%  56.97%  100.12% (21.63%)   (32.05%)
                                            1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29%)

                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years      (12/29/95)
                Janus Olympus Fund
                  Return Before Taxes                 (32.05%)   16.21%         17.10%
                  Return After Taxes on
                    Distributions                     (32.16%)   15.54%         16.46%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                           (19.52%)   13.46%         14.37%
                S&P 500 Index++                       (11.88%)   10.70%         12.65%
                  (reflects no deduction for
                    expenses or taxes)
                                                      ----------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                Janus Equity Funds prospectus  9

               JANUS OVERSEAS FUND

                 Annual returns for calendar years ended 12/31
                                        22.05%  28.83%  18.25%  16.03%  86.06%  (18.57%)   (23.11%)
                                         1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82%)

                                      Average annual total return for periods ended 12/31/01
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year    5 years      (5/2/94)
                Janus Overseas Fund
                  Return Before Taxes                    (23.11%)   9.83%        12.85%
                  Return After Taxes on Distributions    (23.19%)   8.85%        11.99%
                  Return After Taxes on Distributions
                    and Sale of Fund Shares*             (14.01%)   8.02%        10.75%
                Morgan Stanley Capital International
                  EAFE(R) Index+                         (21.44%)   0.89%         2.76%
                  (reflects no deduction for expenses
                    or taxes)
                                                         ------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               + The Morgan Stanley Capital International EAFE(R) Index is a
                 market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East.

 10 Janus Equity Funds prospectus

               JANUS GLOBAL TECHNOLOGY FUND

                 Annual returns for calendar years ended 12/31
                                                            211.55% (33.67%)   (39.96%)
                                                             1999    2000       2001

                 Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20%)

                                   Average annual total return for periods ended 12/31/01
                                   ------------------------------------------------------
                                                                          Since Inception
                                                               1 year       (12/31/98)
                Janus Global Technology Fund
                  Return Before Taxes                          (39.96%)        7.45%
                  Return After Taxes on Distributions          (39.96%)        7.14%
                  Return After Taxes on Distributions and
                    Sale of Fund Shares*                       (24.34%)        5.98%
                S&P 500 Index++                                (11.88%)      (1.03%)
                  (reflects no deduction for expenses or
                    taxes)
                                                               ------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

                                               Janus Equity Funds prospectus  11

               JANUS GROWTH AND INCOME FUND

                 Annual returns for calendar years ended 12/31
                                        5.35%   6.70%   (4.87%) 36.35%  26.03%  34.66%  34.87%  51.18%  (11.41%)   (14.36%)
                                         1992    1993    1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2001 (15.86%)

                                       Average annual total return for periods ended 12/31/01
                                       ------------------------------------------------------
                                                                              Since Inception
                                           1 year     5 years    10 years        (5/15/91)
                Janus Growth and Income
                  Fund
                  Return Before Taxes      (14.36%)   15.81%      14.36%          16.88%
                  Return After Taxes on
                    Distributions          (14.70%)   14.25%      12.54%          15.12%
                  Return After Taxes on
                    Distributions and
                    Sale of Fund Shares*   (8.75%)    12.88%      11.56%          13.98%
                S&P 500 Index+             (11.88%)   10.70%      12.93%          13.65%
                  (reflects no deduction
                    for expenses or
                    taxes)
                                           ---------------------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 12 Janus Equity Funds prospectus

               JANUS BALANCED FUND

                 Annual returns for calendar years ended 12/31
                                        10.56%  0.02%   27.31%  15.30%  21.81%  31.20%  23.51%  (2.16%)    (5.04%)
                                         1993    1994    1995    1996    1997    1998    1999    2000       2001

                 Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94%)

                                     Average annual total return for periods ended 12/31/01
                                     ------------------------------------------------------
                                                                            Since Inception
                                                      1 year     5 years       (9/1/92)
                Janus Balanced Fund
                  Return Before Taxes                 (5.04%)    12.89%         13.83%
                  Return After Taxes on
                    Distributions                     (6.04%)    10.84%         11.57%
                  Return After Taxes on
                    Distributions and Sale of Fund
                    Shares*                           (3.08%)     9.75%         10.60%
                S&P 500 Index++                       (11.88%)   10.70%         13.76%
                  (reflects no deduction for
                    expenses or taxes)
                Lehman Brothers Gov't/Credit Index+     8.50%     7.37%          7.14%
                  (reflects no deduction for
                    expenses or taxes)
                                                      ----------------------------------

               * When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.
               + Lehman Brothers Gov't/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.

               After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

               The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

                                               Janus Equity Funds prospectus  13

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal period ended October 31, 2001.

                                                 Management    Other     Total Annual Fund
                                                    Fee       Expenses   Operating Expenses
  Janus Enterprise Fund                            0.65%       0.27%           0.92%
  Janus Venture Fund                               0.65%       0.22%           0.87%
  Janus Olympus Fund                               0.65%       0.26%           0.91%
  Janus Overseas Fund                              0.65%       0.22%           0.87%
  Janus Global Technology Fund                     0.65%       0.27%           0.92%
  Janus Growth and Income Fund                     0.65%       0.22%           0.87%
  Janus Balanced Fund                              0.65%       0.20%           0.85%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year     3 Years    5 Years    10 Years
                                             -----------------------------------------
  Janus Enterprise Fund                       $ 94       $293       $509       $1,131
  Janus Venture Fund                          $ 89       $278       $482       $1,073
  Janus Olympus Fund                          $ 93       $290       $504       $1,120
  Janus Overseas Fund                         $ 89       $278       $482       $1,073
  Janus Global Technology Fund                $ 94       $293       $509       $1,131
  Janus Growth and Income Fund                $ 89       $278       $482       $1,073
  Janus Balanced Fund                         $ 87       $271       $471       $1,049

 14 Janus Equity Funds prospectus

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section takes a closer look at the investment objectives of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS DOMESTIC EQUITY FUNDS

               JANUS ENTERPRISE FUND
               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.5 billion.

               JANUS VENTURE FUND
               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

                                               Janus Equity Funds prospectus  15

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS

               JANUS OVERSEAS FUND
               Janus Overseas Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least 5 different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the Unites States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential.

 16 Janus Equity Funds prospectus

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities.

The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Consistent with its investment objective and policies, each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

                                               Janus Equity Funds prospectus  17

               Janus Growth and Income Fund and Janus Balanced Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund and Janus Balanced Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure

 18 Janus Equity Funds prospectus
               through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. As noted previously, Janus Special Situations Fund emphasizes this type of strategy.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund and market capitalization and annual gross revenues are important investment criteria for Janus Venture Fund. The other Equity Funds offered by this Prospectus do not emphasize companies of any particular size.

5. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

               Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

6. HOW DO JANUS GROWTH AND INCOME FUND AND JANUS BALANCED FUND DIFFER FROM EACH OTHER?

               Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result

                                               Janus Equity Funds prospectus  19
               it is expected to be less volatile than Janus Growth and Income Fund.

7. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

8. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS GROWTH AND INCOME FUND'S AND JANUS BALANCED FUND'S PORTFOLIOS?

               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks or convertible securities selected primarily for their growth potential.

9. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

10. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

               The income component of Janus Balanced Fund's and Janus Growth and Income Fund's portfolios includes fixed-income securities. Generally, a fixed-income security will increase in value

 20 Janus Equity Funds prospectus
               when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

                                               Janus Equity Funds prospectus  21

               OTHER TYPES OF INVESTMENTS
               The Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, and securities convertible into common or preferred stocks. Janus Growth and Income Fund and Janus Balanced Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. To a lesser degree, the Funds may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 35% of each Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - short sales (no more than 8% of a Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities

 22 Janus Equity Funds prospectus
               denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                               Janus Equity Funds prospectus  23

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES NONDIVERSIFICATION AFFECT THE RISK PROFILE OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND AND JANUS GLOBAL TECHNOLOGY FUND?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. This gives a Fund more flexibility to focus its investments in the most attractive companies identified by the Fund's portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

 24 Janus Equity Funds prospectus

2. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies

                                               Janus Equity Funds prospectus  25
                 restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

 26 Janus Equity Funds prospectus

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

6. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Janus Venture Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                               Janus Equity Funds prospectus  27

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS
                              Shareholder's Manual

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

Although Janus Venture Fund and Janus Overseas Fund are closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Funds and/or open new Fund accounts (see "Types of Account Ownership," "Tax-Deferred Accounts," and "Shareholder Services and Account Policies"). In addition, Berger fund shareholders who become shareholders of such Funds as a result of the reorganization may continue to invest in the closed Janus Funds and/or open new Fund accounts in the same Fund. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.

DOING BUSINESS WITH JANUS

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports and prospectuses

 30  Shareholder's manual

JANUS XPRESSLINE(TM)
1-888-979-7737

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
3773 Cherry Creek Drive North, Suite 101
Denver, CO 80209-3821

* Certain account or transaction types may be restricted from being processed through janus.com. If you would like more information about these restrictions, please contact a Janus Representative.

                                                        Shareholder's manual  31

MINIMUM INVESTMENTS*+

                To open a new regular Fund account    $2,500

                To open a new UGMA/UTMA, Traditional
                or Roth IRA, Simplified Employee
                Pension Plan IRA account or
                Coverdell Education Savings Account   $  500

                To add to any type of Fund account    $  100

               * These minimums apply to each individual Fund in which you invest. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of Fund accounts.
               + Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from Fund accounts with values below the minimums described above or to close such Fund accounts.

TYPES OF ACCOUNT OWNERSHIP

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners. Although Janus Venture Fund and Janus Overseas Fund are closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. In addition, if your name appears in the registration of an existing Fund account and will also appear in the registration of a new Fund account, you may open a new Fund account directly with Janus or through certain intermediaries. If you are an employee, or living at the same address as an employee, of Janus Capital Management LLC or any of its subsidiaries, you may open a new Fund account directly with Janus. In addition, Berger fund shareholders who become shareholders of such Funds as a result of the reorganization may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts.

 32  Shareholder's manual

               CUSTODIAL ACCOUNTS (UGMA OR UTMA)
               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. Although Janus Venture Fund and Janus Overseas Fund are closed, if your name appears in the registration of an existing Fund account, you may re-register such account as a business account directly with Janus.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Although Janus Venture Fund and Janus Overseas Fund are closed, if you are an existing or new participant in a qualified plan (for example, a 401(k) plan, profit sharing plan, or money purchase pension plan), 403(b) plan, or 457 plan that currently offers a Fund as an investment option, you may direct contributions to the Fund through such plan. However, qualified retirement plans that do not currently offer a Fund will not be able to add such Fund as an investment option.

                                                        Shareholder's manual  33

               INVESTING FOR YOUR RETIREMENT

               Please refer to janus.com for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

               TRADITIONAL AND ROTH IRAS
               Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

               SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

               SECTION 403(b)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

               INVESTING FOR A CHILD

               COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
               This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

 34  Shareholder's manual

               Although Janus Venture Fund and Janus Overseas Fund are closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Funds and/or open new Fund accounts. You may be asked to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next NAV calculated after your order is received and accepted.

               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU BUY, EXCHANGE, OR SELL SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED AND ACCEPTED.

                                                        Shareholder's manual  35

 TO OPEN AN ACCOUNT OR BUY SHARES

 ONLINE AT WWW.JANUS.COM
 ------------------------------------------------------------------------------

 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. Janus.com will provide real-time confirmation of your transaction.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares in an existing account 24 hours a day, or you may call a Janus Representative during normal business hours. Janus will automatically debit your designated bank account.

 BY WIRE
 ------------------------------------------------------------------------------

 - You may also buy shares by wiring money from your bank account to your Fund account. Wiring instructions can be found online at janus.com or by calling a Janus Representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application and make your check payable to Janus.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------

 - To buy additional shares through the Automatic Monthly Investment Program, you select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. If no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish.

 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 36  Shareholder's manual

    TO EXCHANGE SHARES                           TO SELL SHARES
                                                 Remember that the Janus Venture Fund
                                                 and Janus Overseas Fund are closed.
                                                 Unless you meet the criteria specified
                                                 in this Shareholder's Manual, once you
                                                 close your account, you may not make
                                                 additional investments in the Funds.
    ---------------------------------------      ---------------------------------------
    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      janus.com.                                   janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - All accounts are automatically             - All accounts are automatically
      eligible to exchange shares by tele-         eligible to sell shares by telephone.
      phone. To exchange all or a portion          To sell all or a portion of your
      of your shares into any other availa-        shares, call Janus XpressLine(TM) or
      ble Janus fund, call Janus                   a Janus Representative.
      XpressLine(TM) or a Janus
      Representative.



                                                 BY WIRE
                                                 ---------------------------------------
                                                 - You can redeem shares by wire. Wiring
                                                   instructions can be found online at
                                                   janus.com or by calling a Janus
                                                   Representative.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This option allows you to sell shares
      would like automatically exchanged           worth a specific dollar amount from
      from one Fund account to another on          your account on a regular basis.
      any day of the month. You may
      establish this program for as little
      as $100 per exchange.



    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: Also refer to the "Payment of
           the "Exchange Policies" section              Redemption Proceeds" section of
           of this manual.                              this manual for more
                                                        information.

                                                        Shareholder's manual  37

PAYING FOR SHARES

               Please note the following when purchasing shares:

               - Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.

               - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - We may make additional attempts to debit your predesignated bank account for ACH purchases that initially fail. You are liable for any costs associated with these additional attempts. We will price your purchase at the net asset value next determined after we receive good funds.

               - Each Fund may refuse any purchase order, including exchange purchases, for any reason. For example, purchase orders may be refused if a Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

               - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation and for investments in closed funds, unless you later direct Janus to
                 (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for a new account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available

 38  Shareholder's manual
                 for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received and accepted by a Fund.

               - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

               - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES

               Please note the following when exchanging shares:

               - An exchange represents the sale of shares from one Janus fund and the purchase of shares of another Janus fund, which may produce a taxable gain or loss in a non-retirement account.

               - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

               - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified
                 Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

               - Exchanges between existing Janus fund accounts must meet the
                 $100 subsequent investment requirement.

               - For Systematic Exchanges, if the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and the program will be discontinued.

                                                        Shareholder's manual  39

               - You may make four exchanges out of each Janus fund (exclusive of Systematic Exchanges) per calendar year. These limits are designed to deter short-term trading. See our Excessive Trading Policy below for more information.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

               - Exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you may be required to demonstrate eligibility to purchase shares of that Janus fund.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

EXCESSIVE TRADING POLICY

               Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses for all Fund shareholders. The Funds are not intended for market timing or excessive trading. To deter these activities, the Funds or their agents may temporarily or permanently suspend or terminate exchange privileges of any investor who makes more than four exchanges out of a Fund in a calendar year and bar future purchases into the Fund by such investor. In addition, the Funds or their agents also may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including, in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

               Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers may be revoked or cancelled by a Fund on the next business day after receipt of the order. For transactions placed directly with the Funds, the Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions

 40  Shareholder's manual
               placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

PAYMENT OF REDEMPTION PROCEEDS

               - BY ELECTRONIC TRANSFER - All accounts are automatically
                 eligible for the electronic redemption option if bank information is provided. Your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer - not available on retirement accounts).

                 Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire.

               - BY CHECK - Redemption proceeds will be sent to the
                 shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

               SHARES MAY BE SOLD AT ANY TIME ON JANUS.COM, BY TELEPHONE OR IN WRITING. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR ACH TRANSFER, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares Class of Janus Money Market Fund during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus" and must include the following information:

               - the name of the Janus fund(s) being sold or exchanged

               - the account number(s)

                                                        Shareholder's manual  41

               - the amount of money or number of shares being sold or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners (see account application for signature requirements)

               - your daytime telephone number

SIGNATURE GUARANTEE

               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like a check made payable to anyone other than the shareholder(s) of record.

               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like a check mailed to an address other than the address of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

 42  Shareholder's manual

PRICING OF FUND SHARES

               All purchases, sales and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may buy or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               Although Janus Venture Fund and Janus Overseas Fund are closed, if you are a discretionary investment adviser, you may continue to invest in the Funds through an existing omnibus

                                                        Shareholder's manual  43
               account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders. Except as set forth in this Shareholder's Manual, no financial intermediaries will be eligible to open new accounts with any of the Funds or add new investors to existing omnibus accounts.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate forms, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (currently 30%) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds, such as market timing.

               ONLINE AND TELEPHONE TRANSACTIONS

               You may initiate many transactions through janus.com or by calling Janus XpressLine(TM). You may also contact a Janus Representative. All new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit janus.com or call a Janus Representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

               Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you

 44  Shareholder's manual
               to reach a Janus Representative by telephone. If you are unable to reach a Janus Representative by telephone, please consider visiting janus.com, calling Janus XpressLine(TM) or sending written instructions.

               DISTRIBUTIONS

               Generally, all income dividends and capital gains will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record.

               If you receive Fund distributions from an open Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your Fund account. Your distribution checks will also be reinvested in your Fund account if you do not cash them within six months of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES

               To change the address on your account, visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                                                        Shareholder's manual  45

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit janus.com or call a Janus Representative for further instructions.

               BANK ACCOUNT CHANGES

               To change your bank account of record or add new bank account information to your account, visit janus.com, call a Janus Representative or send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at janus.com or over the telephone for purchases only. We cannot accept changes or additions to bank account redemption options online at janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.

               STATEMENTS AND REPORTS

               We will send you quarterly confirmations of all transactions. You may elect on janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds distribute dividend information annually.

               The Funds produce financial reports, which include a list of each of the Funds' portfolio holdings, semiannually and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on janus.com.

               Unless you instruct Janus otherwise by contacting a Janus Representative, the Funds will acknowledge this as your consent and will mail only one report or prospectus to your household, even if more than one person in your household has a Fund

 46  Shareholder's manual
               account. This process is known as "householding." Please visit janus.com or call a Janus Representative if you would like to receive additional reports or prospectuses. Individual copies will be sent within thirty (30) days after the Funds receive your instructions. The Funds reserve the right to charge a fee for additional account statement requests.

                                                        Shareholder's manual  47

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Management LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.65% of its average daily net assets for the period it was in operation.

               Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

               For each Fund, shareholders approved new advisory agreements at a special meeting held on January 31, 2002. Each Fund's new advisory agreement is the same in all material respects as the

 48  Janus Equity Funds prospectus

               Fund's current advisory agreement and will be effective on or about March 28, 2002.

PORTFOLIO MANAGERS

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr.
                   Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado. Mr. Bales has earned the right to use the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Enterprise Fund. He is also Portfolio Manager of other
                   Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst, and was also a research analyst for Janus Capital from 2000 through 2002. Mr. Coleman holds a bachelor's degree in political economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                               Janus Equity Funds prospectus  49

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund which he has managed since August 1997. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Overseas Fund. She joined Janus Capital in 1987 and has served as Portfolio Manager or Co-Manager of Janus
                   Overseas Fund since its inception. Ms. Hayes is also Portfolio Manager of other Janus accounts. Ms. Hayes holds a Bachelor of Arts degree in Economics from Yale
                   University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

 50  Janus Equity Funds prospectus

BRENT A. LYNN
--------------------------------------------------------------------------------
                   is Executive Vice President and Co-Manager of Janus
                   Overseas Fund, for which he has served as Co-Manager since January 2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial
                   Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms.
                   Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms.
                   Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical
                   Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

                                               Janus Equity Funds prospectus  51

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               Janus Venture Fund and Janus Overseas Fund have discontinued sales of their shares because their management and the Trustees believe that a substantial increase in size may adversely affect a Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances. In addition, Berger fund shareholders who become shareholders of such Funds as a result of the reorganization are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               DISTRIBUTION OF THE FUNDS

               The Funds are distributed by Janus Distributors, Inc., which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 52  Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

               DISTRIBUTION SCHEDULE

                                                   Dividends          Capital Gains
                Janus Growth and Income Fund  Normally declared    Normally declared
                and Janus Balanced Fund       and distributed in   and distributed in
                                              March, June,         December
                                              September and
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and distributed in   and distributed in
                                              December             December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Enterprise Fund declared a dividend in the amount of $0.25 per share. If Janus Enterprise Fund share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the

                                               Janus Equity Funds prospectus  53
               purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, it will automatically provide for reinvestment of all distributions. You may change your distribution option at any time by logging onto janus.com, by calling a Janus Representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 54  Janus Equity Funds prospectus

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                               Janus Equity Funds prospectus  55

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 56  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through "Net asset value, end of period" reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Funds' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------
                                                                Years ended October 31st
                                                 2001         2000        1999         1998        1997
  1.  NET ASSET VALUE, BEGINNING OF PERIOD       $68.41      $58.64       $32.33      $30.86      $31.19
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income (loss)                   --          --           --          --          --
  3.  Net gains or (losses) on securities
      (both realized and unrealized)            (38.74)       13.10        30.61        3.43        0.95
  4.  Total from investment operations          (38.74)       13.10        30.61        3.43        0.95
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)         --          --           --          --          --
  6.  Distributions (from capital gains)             --          --       (4.30)      (1.96)      (1.28)
  7.  Distributions (in excess of capital
      gains)                                         --      (3.33)           --          --          --
  8.  Total distributions                            --      (3.33)       (4.30)      (1.96)      (1.28)
  9.  NET ASSET VALUE, END OF PERIOD             $29.67      $68.41       $58.64      $32.33      $30.86
 10.  Total return                              (56.63%)     22.29%      104.09%      11.79%       3.31%
 11.  Net assets, end of period (in millions)    $3,072      $8,085       $2,330        $559        $552
 12.  Average net assets for the period (in
      millions)                                  $4,858      $7,266       $1,127        $551        $614
 13.  Ratio of gross expenses to average net
      assets                                      0.92%       0.90%        0.98%       1.08%       1.07%
 14.  Ratio of net expenses to average net
      assets                                      0.90%       0.88%        0.95%       1.06%       1.04%
 15.  Ratio of net investment income/(loss) to
      average net assets                         (0.55%)     (0.65%)      (0.67%)     (0.67%)     (0.61%)
 16.  Portfolio turnover rate                       85%         80%          98%        134%        111%
--------------------------------------------------------------------------------------------------------

                                               Janus Equity Funds prospectus  57

JANUS VENTURE FUND
------------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                             2001         2000         1999         1998         1997
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                                 $82.39       $89.71       $49.81       $58.84      $57.16
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                      --           --           --       (0.09)        0.16
  3.  Net gains or (losses) on securities
      (both realized and unrealized)        (29.02)         6.94        44.31         0.43        6.80
  4.  Total from investment operations      (29.02)         6.94        44.31         0.34        6.96
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                    --           --           --           --          --
  6.  Dividends (in excess of net
      investment income)                         --           --           --       (0.07)          --
  7.  Distributions (from capital gains)     (5.20)      (14.26)       (4.41)       (9.30)      (5.28)
  8.  Distributions (in excess of capital
      gains)                                (11.18)           --           --           --          --
  9.  Total distributions                   (16.38)      (14.26)       (4.41)       (9.37)      (5.28)
 10.  NET ASSET VALUE, END OF PERIOD         $36.99       $82.39       $89.71       $49.81      $58.84
 11.  Total return                         (40.67%)        3.79%       94.42%        1.07%      13.38%
 12.  Net assets, end of period (in
      millions)                              $1,009       $1,923       $1,860       $1,036      $1,252
 13.  Average net assets for the period
      (in millions)                          $1,313       $2,504       $1,351       $1,174      $1,379
 14.  Ratio of gross expenses to average
      net assets                              0.87%        0.87%        0.93%        0.94%       0.94%
 15.  Ratio of net expenses to average
      net assets                              0.86%        0.86%        0.92%        0.93%       0.92%
 16.  Ratio of net investment
      income/(loss) to average net assets   (0.36%)      (0.35%)      (0.55%)      (0.29%)       0.11%
 17.  Portfolio turnover rate                   70%          87%         104%          90%        146%
------------------------------------------------------------------------------------------------------

 58  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
----------------------------------------------------------------------------------------------------
                                                            Years ended October 31st
                                             2001         2000        1999        1998         1997
  1.  NET ASSET VALUE, BEGINNING OF PERIOD   $50.50      $40.87      $21.70       $18.41      $14.86
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                    0.13        0.21        0.02           --        0.04
  3.  Net gains or (losses) on securities
      (both realized and unrealized)        (25.42)       11.21       19.15         4.05        3.64
  4.  Total from investment operations      (25.29)       11.42       19.17         4.05        3.68
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                (0.23)      (0.01)          --           --      (0.13)
  6.  Dividends (in excess of net
      investment income)                         --          --          --       (0.04)          --
  7.  Distributions (from capital gains)         --      (1.78)          --       (0.72)          --
  8.  Distributions (in excess of capital
      gains)                                 (0.39)          --          --           --          --
  9.  Total distributions                    (0.62)      (1.79)          --       (0.76)      (0.13)
 10.  NET ASSET VALUE, END OF PERIOD         $24.59      $50.50      $40.87       $21.70      $18.41
 11.  Total return                          (50.61%)     28.05%      88.34%       23.10%      24.98%
 12.  Net assets, end of period (in
      millions)                              $3,074      $7,696      $3,887         $947        $616
 13.  Average net assets for the period
      (in millions)                          $4,767      $7,594      $2,269         $774        $517
 14.  Ratio of gross expenses to average
      net assets                              0.91%       0.91%       0.95%        1.01%       1.06%
 15.  Ratio of net expenses to average net
      assets                                  0.89%       0.90%       0.93%        0.98%       1.03%
 16.  Ratio of net investment
      income/(loss) to average net assets     0.34%       0.51%       0.06%       (0.21%)      0.26%
 17.  Portfolio turnover rate                  118%         96%         91%         123%        244%
----------------------------------------------------------------------------------------------------

                                               Janus Equity Funds prospectus  59

JANUS OVERSEAS FUND
--------------------------------------------------------------------------------------------------------
                                                              Years ended October 31st
                                              2001         2000         1999         1998         1997
  1.  NET ASSET VALUE, BEGINNING OF PERIOD    $33.44       $25.35       $17.95       $17.94       $14.81
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                     0.28         0.01           --         0.08         0.04
  3.  Net gains or (losses) on securities
      (both realized and unrealized)         (11.42)         8.22         7.49         0.54         3.39
  4.  Total from investment operations       (11.14)         8.23         7.49         0.62         3.43
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                                 (0.20)           --       (0.08)       (0.10)       (0.04)
  6.  Dividends (in excess of net
      investment income)                          --           --       (0.01)           --           --
  7.  Distributions (from capital gains)          --       (0.14)           --       (0.51)       (0.26)
  8.  Distributions (in excess of capital
      gains)                                  (3.66)           --           --           --           --
  9.  Total distributions                     (3.86)       (0.14)       (0.09)       (0.61)       (0.30)
 10.  NET ASSET VALUE, END OF PERIOD          $18.44       $33.44       $25.35       $17.95       $17.94
 11.  Total return                           (37.09%)      32.59%       41.77%        3.55%       23.56%
 12.  Net assets, end of period (in
      millions)                               $4,989       $9,380       $5,640       $3,889       $3,205
 13.  Average net assets for the period (in
      millions)                               $6,946       $9,863       $4,578       $3,949       $2,093
 14.  Ratio of gross expenses to average
      net assets                               0.87%        0.89%        0.92%        0.96%        1.03%
 15.  Ratio of net expenses to average net
      assets                                   0.85%        0.88%        0.91%        0.94%        1.01%
 16.  Ratio of net investment income/(loss)
      to average net assets                    0.77%        0.22%      (0.03%)        0.58%        0.81%
 17.  Portfolio turnover rate                    65%          62%          92%         105%          72%
--------------------------------------------------------------------------------------------------------

 60  Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------------------
                                                                 Years or periods ended
                                                                      October 31st
                                                             2001         2000       1999(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD                   $27.44      $20.95       $10.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                                    0.36      (0.02)           --
  3.  Net gains or (losses) on securities (both realized
      and unrealized)                                       (16.64)        6.71        10.95
  4.  Total from investment operations                      (16.28)        6.69        10.95
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment income)                 (0.04)      (0.02)           --
  6.  Dividends (in excess of net investment income)         (0.12)          --           --
  7.  Distributions (from capital gains)                         --          --           --
  8.  Distributions (in excess of capital gains)                 --      (0.18)           --
  9.  Tax return of capital                                  (0.17)          --           --
 10.  Total distributions                                    (0.33)      (0.20)           --
 11.  NET ASSET VALUE, END OF PERIOD                         $10.83      $27.44       $20.95
 12.  Total return*                                         (59.95%)     31.99%      109.40%
 13.  Net assets, end of period (in millions)                $2,276      $7,564       $3,335
 14.  Average net assets for the period (in millions)        $4,010      $8,884       $1,266
 15.  Ratio of gross expenses to average net assets**         0.92%       0.91%        1.04%
 16.  Ratio of net expenses to average net assets**           0.90%       0.90%        1.02%
 17.  Ratio of net investment income/(loss) to average net
      assets**                                                0.55%       0.17%      (0.11%)
 18.  Portfolio turnover rate**                                 60%         47%          31%
--------------------------------------------------------------------------------------------

(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  61

JANUS GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------
                                                          Years ended October 31st
                                           2001         2000        1999         1998         1997
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $40.88      $36.84       $26.45       $25.07       $20.05
      INCOME FROM INVESTMENT
      OPERATIONS:
  2.  Net investment income                  0.32        0.18         0.26         0.08         0.01
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                         (11.24)        5.84        12.27         3.72         6.98
  4.  Total from investment operations    (10.92)        6.02        12.53         3.80         6.99
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.35)      (0.14)       (0.27)       (0.04)       (0.11)
  6.  Distributions (from capital
      gains)                               (0.53)      (1.84)       (1.87)       (2.38)       (1.86)
  7.  Distributions (in excess of
      capital gains)                       (1.09)          --           --           --           --
  8.  Total distributions                  (1.97)      (1.98)       (2.14)       (2.42)       (1.97)
  9.  NET ASSET VALUE, END OF PERIOD       $27.99      $40.88       $36.84       $26.45       $25.07
 10.  Total return                       (27.66%)      16.44%       49.59%       16.73%       37.78%
 11.  Net assets, end of period (in
      millions)                            $6,575      $9,306       $5,837       $2,819       $1,889
 12.  Average net assets for the period
      (in millions)                        $7,758      $8,594       $4,375       $2,479       $1,416
 13.  Ratio of gross expenses to
      average net assets                    0.87%       0.89%        0.92%        0.96%        0.98%
 14.  Ratio of net expenses to average
      net assets                            0.86%       0.88%        0.90%        0.94%        0.96%
 15.  Ratio of net investment
      income/(loss) to average net
      assets                                0.96%       0.49%        0.37%        0.33%        0.30%
 16.  Portfolio turnover rate                 59%         41%          43%          95%         127%
----------------------------------------------------------------------------------------------------

 62  Janus Equity Funds prospectus

JANUS BALANCED FUND
----------------------------------------------------------------------------------------------------
                                                           Years ended October 31st
                                           2001         2000        1999         1998         1997
  1.  NET ASSET VALUE, BEGINNING OF
      PERIOD                               $22.83      $21.79       $17.22       $16.73       $15.20
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                  0.56        0.61         0.42         0.33         0.36
  3.  Net gains or (losses) on
      securities (both realized and
      unrealized)                          (2.48)        1.33         4.69         2.00         2.88
  4.  Total from investment operations     (1.92)        1.94         5.11         2.33         3.24
      LESS DISTRIBUTIONS:
  5.  Dividends (from net investment
      income)                              (0.61)      (0.58)       (0.43)       (0.35)       (0.36)
  6.  Distributions (from capital gains)   (0.04)      (0.32)       (0.11)       (1.49)       (1.35)
  7.  Distributions (in excess of
      capital gains)                       (0.99)          --           --           --           --
  8.  Total distributions                  (1.64)      (0.90)       (0.54)       (1.84)       (1.71)
  9.  NET ASSET VALUE, END OF PERIOD       $19.27      $22.83       $21.79       $17.22       $16.73
 10.  Total return                        (8.83%)       8.93%       29.89%       15.48%       23.38%
 11.  Net assets, end of period (in
      millions)                            $4,410      $4,773       $2,930         $830         $360
 12.  Average net assets for the period
      (in millions)                        $4,663      $4,072       $1,954         $537         $283
 13.  Ratio of gross expenses to average
      net assets                            0.85%       0.87%        0.92%        1.03%        1.12%
 14.  Ratio of net expenses to average
      net assets                            0.83%       0.85%        0.91%        1.01%        1.10%
 15.  Ratio of net investment
      income/(loss) to average net
      assets                                2.79%       2.92%        2.37%        2.34%        2.63%
 16.  Portfolio turnover rate                117%         87%          64%          73%         139%
----------------------------------------------------------------------------------------------------

                                               Janus Equity Funds prospectus  63

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 64  Janus Equity Funds prospectus

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties,

                                               Janus Equity Funds prospectus  65
               rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

 66  Janus Equity Funds prospectus

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics

                                               Janus Equity Funds prospectus  67
               similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a

 68  Janus Equity Funds prospectus
               security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                               Janus Equity Funds prospectus  69

                   You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. A downloadable file of the Annual Report or Semiannual Report may also be requested at janus.com. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.

                   The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]
                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

                    Investment Company Act File No. 811-1879

                                  BERGER FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Large Cap Value Fund
         Berger Small Cap Value Fund II

It is presently anticipated that a change in portfolio management of the following Berger Funds will occur:

         Berger Growth Fund
         Berger Large Cap Growth Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Balanced Fund
         Berger International Fund
         Berger International CORE Fund
         International Equity Fund
         Berger Information Technology Fund

The Trustees of the Berger Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.

                               BERGER GROWTH FUND
                           BERGER MID CAP GROWTH FUND
                        BERGER SMALL COMPANY GROWTH FUND

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                         PROSPECTUS DATED JUNE 14, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger Small Company Growth Fund. Also effective July 19, 2002, Berger Financial Group LLC Vice President and Portfolio Manager Steven L. Fossel will join Mr. Tracey as portfolio manager of Berger Mid Cap Growth Fund and Berger Growth Fund. Messrs. Tracey and Fossel will manage Berger Mid Cap Growth Fund and Berger Growth Fund as a team. Mr. Fossel will continue his position as sole portfolio manager of Berger Large Cap Growth Fund.

         The section "Organization of the Berger Funds Family" of the Prospectus is amended accordingly.

                           June 14, 2002

                           Berger Funds
                           Prospectus


                           [BERGER FUNDS LOGO]

                           BERGER GROWTH FUND

                           BERGER LARGE CAP GROWTH FUND

                           BERGER MID CAP GROWTH FUND

                           BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

                           BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

                           BERGER LARGE CAP VALUE FUND - INVESTOR SHARES

                           BERGER MID CAP VALUE FUND - INVESTOR SHARES

                           BERGER SMALL CAP VALUE FUND II - INVESTOR SHARES

                           BERGER BALANCED FUND


                               In order to receive
                            documents electronically,
                            please turn the page for
                                    details.


The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

                         Interested in going paperless?

        If you would like to receive financial reports, prospectuses and

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                    visit bergerfunds.com and sign-up today.

     Please note that you may only sign-up for this program electronically.











BERGER FUNDS, BERGER SMALL COMPANY GROWTH FUND, BERGER BALANCED FUND, BERGER MID CAP GROWTH FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER GROWTH FUND and BERGER MID CAP VALUE FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; BERGER SMALL CAP VALUE FUND II, BERGER LARGE CAP GROWTH FUND and BERGER LARGE CAP VALUE FUND are servicemarks of Berger Financial Group LLC; other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

                                                                               3
Table of Contents

BERGER FUNDS(R) are a family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.


Berger Growth Fund(R)......................................................................................  4

Berger Large Cap Growth Fund(SM)...........................................................................  6

Berger Mid Cap Growth Fund(R) .............................................................................  8

Berger Small Company Growth Fund(R) - Investor Shares...................................................... 10

Berger Information Technology Fund(R) - Investor Shares.................................................... 12

Berger Large Cap Value Fund(SM) - Investor Shares.......................................................... 14

Berger Mid Cap Value Fund(R) - Investor Shares............................................................. 16

Berger Small Cap Value Fund II(SM) - Investor Shares....................................................... 18

Berger Balanced Fund(R).................................................................................... 20

Investment Techniques, Securities and Associated Risks .................................................... 22

Risk and Investment Table.................................................................................. 23

Risk and Investment Glossary............................................................................... 24

How to Contact Us...........................................................................................26

To Open an Account or Purchase Shares.......................................................................27

Exchanging Shares.......................................................................................... 28

Selling (Redeeming) Shares..................................................................................29

Signature Guarantee/Special Documentation.................................................................. 29

Information About Your Account..............................................................................30

Excessive Trading.......................................................................................... 30

Online and Telephone Considerations........................................................................ 30

Your Share Price........................................................................................... 30

Privacy Notice............................................................................................. 31

Distributions and Taxes.................................................................................... 32

Tax-Sheltered Retirement Plans............................................................................. 33

Organization of the Berger Funds Family.................................................................... 34

Investment Managers........................................................................................ 34

12b-1 Arrangements......................................................................................... 36

Special Fund Structures.................................................................................... 36

Financial Highlights for the Berger Funds Family........................................................... 37

Berger Growth Fund......................................................................................... 37

Berger Large Cap Growth Fund............................................................................... 38

Berger Mid Cap Growth Fund................................................................................. 38

Berger Small Company Growth Fund - Investor Shares......................................................... 39

Berger Information Technology Fund - Investor Shares....................................................... 39

Berger Mid Cap Value Fund - Investor Shares................................................................ 41

Berger Balanced Fund....................................................................................... 42


                                Berger Funds o June 14, 2002 Combined Prospectus

4

Berger                            Ticker Symbol                            BEONX
Growth Fund                       Fund Number                                 43


The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.

The Fund's stock selection by the Fund's investment manager focuses on companies that have demonstrated an ability to generate above-average growth in revenue and earnings regardless of the company's size.

The Fund's investment manager generally looks for companies with:

o  Strong revenue and earnings growth

o  Large market potential for their products and services

o Proven, capable management teams with clearly-defined strategies for future growth.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1992                                           8.53%

1193                                          21.20%

1994                                          -6.66%

1995                                          21.34%

1996                                          13.73%

1997                                          13.57%

1998                                          16.23%

1999                                          52.28%

2000                                         -18.89%

2001                                         -32.47%

BEST QUARTER:  12/31/99                       42.88%

WORST QUARTER:  12/31/00                     -27.99%

Calendar year-to-date through 3/31/02:        -6.97%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 3000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 3000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                       1 Year     5 Years   10 Years
                       ------     -------   --------
The Fund              -32.47%       1.94%      6.43%

Russell 3000 Growth   -19.63%       7.72%     10.41%

S&P 500               -11.88%      10.70%     12.94%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                 %
---------------------------------                              ----
Management fee                                                  .71

Distribution (12b-1) fee                                        .25

Other expenses                                                  .30
                                                               ----
Total Annual Fund Operating Expenses                           1.26
                                                               ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                      $
-----                                 ------
One                                      128

Three                                    400

Five                                     692

Ten                                    1,523

                                Berger Funds o June 14, 2002 Combined Prospectus

6

Berger Large Cap                 Ticker Symbol                             BEOOX
Growth Fund                      Fund Number                                  44

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.

The Fund's security selection focuses on the common stocks of larger companies that have demonstrated a history of growth in revenues and earnings.

The Fund's investment manager generally looks for companies with:

o  Opportunities for above-average revenue and earnings growth

o  Strong market positions for their products and services

o Strong, seasoned management teams with well-established and clearly defined strategies.

Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1992                                           4.82%

1193                                          23.57%

1994                                          -9.07%

1995                                          23.92%

1996                                          15.61%

1997                                          22.70%

1998                                          22.49%

1999                                          61.32%

2000                                         -11.26%

2001                                         -26.38%

BEST QUARTER:  12/31/99                       40.64%

WORST QUARTER:  9/30/01                      -21.72%

Calendar year-to-date through 3/31/02:        -4.65%

(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 1000 Growth Index, the Fund's new benchmark index, and the Standard & Poor's 500 Index (S&P 500), the Fund's previous benchmark index. The Fund


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)

                       1 Year     5 Years    10 Years
                       ------     -------    --------
The Fund               -26.38%      9.64%     10.33%

Russell 1000 Growth    -20.42%      8.27%     10.79%

S&P 500                -11.88%     10.70%     12.94%

(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                       %
---------------------------------                   -----
Management fee                                        .75

Distribution (12b-1) fee                              .25

Other expenses                                        .25
                                                     ----
Total Annual Fund Operating Expenses                 1.25
                                                     ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                 $
-----                            ------
One                                 127

Three                               397

Five                                686

Ten                               1,511


                               Berger Funds o June 14, 2002 Combined Prospectus

8

Berger Mid Cap                   Ticker Symbol                             BEMGX
Growth Fund                      Fund Number                                 215

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth.

The Fund's stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.

The Fund's investment manager generally looks for companies with:

o Strong revenue and earnings growth fundamentals and leading market share in their industry or business sector

o  Strong management teams with established organizational structures

o  Strong balance sheets and the ability to efficiently finance their growth.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          54.38%

1999                                         151.46%

2000                                         -25.15%

2001                                         -39.03%

BEST QUARTER:  12/31/99                       75.17%

WORST QUARTER:  9/30/01                      -41.46%

Calendar year-to-date through 3/31/02:       -12.18%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Midcap Growth Index, the Fund's new benchmark index, and the Standard & Poor's MidCap 400 Index, the Fund's previous benchmark index. The Fund


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell Midcap Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growthvalues. The stocks in this index are also members of the Russell 1000 Growth Index. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                           Life of the Fund
                               1 Year    (December 31, 1997)
                               ------    -------------------
The Fund                       -39.03%          15.37%

Russell Midcap Growth          -20.15%           5.87%

S&P MidCap 400                  -0.61%          12.37%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                         %
---------------------------------                     -----
Management fee                                          .75

Distribution (12b-1) fee                                .25

Other expenses                                          .50
                                                       ----
Total Annual Fund Operating Expenses                   1.50
                                                       ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                    $
-----                               ------
One                                    153

Three                                  474

Five                                   818

Ten                                  1,791


                               Berger Funds o June 14, 2002 Combined Prospectus

10

Berger Small Company
Growth Fund -                    Ticker Symbol                             BESCX
Investor Shares                  Fund Number                                 345

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1994                                          13.73%

1995                                          33.80%

1996                                          16.77%

1997                                          16.16%

1998                                           3.17%

1999                                         104.39%

2000                                          -8.27%

2001                                         -33.82%

BEST QUARTER:  12/31/99                       58.97%

WORST QUARTER:  9/30/01                      -38.81%

Calendar year-to-date through 3/31/02:        -8.83%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is a generally recognized indicator used to measure overall small company growth-stock performance. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                           Life of the Fund
                       1 Year   5 Years   (December 30, 1993)
                       ------   -------   -------------------
The Fund              -33.82%     8.26%          12.90%

Russell 2000 Growth    -9.23%     2.87%          -1.03%

Russell 2000            2.49%     7.52%           9.78%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                  %
---------------------------------              -----
Management fee                                   .82

Distribution (12b-1) fee                         .25

Other expenses                                   .25
                                                ----
Total Annual Fund Operating Expenses            1.32
                                                ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                          $
-----                                     ------
One                                          134

Three                                        418

Five                                         723

Ten                                        1,590


                                Berger Funds o June 14, 2002 Combined Prospectus

12

Berger Information
Technology Fund -                Ticker Symbol                             BINVX
Investor Shares                  Fund Number                                 912

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products.

The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

The Fund's investment manager generally looks for companies:

o  That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          62.72%

1999                                         161.40%

2000                                         -28.06%

2001                                         -39.16%

BEST QUARTER:  12/31/99                       97.35%

WORST QUARTER:  3/31/01                      -41.65%

Calendar year-to-date through 3/31/02:        -5.66%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Nasdaq-100 Index, the Fund's new bench-

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

mark index, and the Wilshire 5000 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Nasdaq-100 Index is an unmanaged index, with dividends reinvested, which reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Wilshire 5000 Index is an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                            Life of the Fund
                                1 Year       (April 8, 1997)
                                ------      ----------------
The Fund                       -39.16%            21.19%

Nasdaq-100                     -32.62%            -1.37%

Wilshire 5000                  -10.97%             9.80%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

SHAREHOLDER TRANSACTION EXPENSES                     %
--------------------------------                  ----
Redemption Fee (as a percentage of amount
redeemed or exchanged if shares are held
less than 6 months)                               1.00
Exchange Fee*                                     None

*The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                    %
---------------------------------               ------
Management fee                                     .85

Distribution (12b-1) fee                           .25

Other expenses                                     .65
                                                  ----
Total Annual Fund Operating Expenses              1.75
                                                  ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                      $
-----                                 ------
One                                      178

Three                                    551

Five                                     949

Ten                                    2,062


                                Berger Funds o June 14, 2002 Combined Prospectus

14

Berger Large Cap Value           Ticker Symbol                             BLCVX
Fund - Investor Shares           Fund Number                                 217

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests primarily in the common stocks of large companies whose stock prices are believed to be undervalued.

The Fund's investment manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and strong management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of companies whose market capitalization, at the time of initial purchase, is $9 billion or more. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectation for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present greater market and information risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until September 28, 2001.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                            %
---------------------------------                       ------
Management fee                                            0.75

Distribution (12b-1) fee                                  0.25

Other expenses(1)                                         0.48
                                                         -----
Total Annual Fund Operating Expenses                      1.48
                                                         =====
Expense Reimbursement(2)                                 (0.26)
                                                         =====
Net Expenses                                              1.22
                                                         =====


(1) "Other expenses" are based on estimated expenses for the Investor Shares class and include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

(2) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Investor Shares class to the extent transfer agency, shareholder reporting and registration expenses exceed .15% of the Investor Shares' average daily net assets during the fiscal year. The agreement may not be terminated until September 30, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                  $
-----                               ----
One                                  124

Three                                442


                                Berger Funds o June 14, 2002 Combined Prospectus

16

Berger Mid Cap
Value Fund -                     Ticker Symbol                             BEMVX
Investor Shares                  Fund Number                                 216

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

The Fund's investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o  Products and services that give them a competitive advantage

o  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show how the Fund's performance has varied by illustrating the difference for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]

1999                                          21.56%

2000                                          27.34%

2001                                          20.52%

BEST QUARTER:  12/31/01                       21.28%

WORST QUARTER:  9/30/01                      -14.83%

Calendar year-to-date through 3/31/02:         5.54%

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell Midcap Value Index, the Fund's new benchmark index, and the Standard & Poor's MidCap 400 Index, the Fund's previous benchmark index. The Fund changed its benchmark index to correlate more closely to the investment style of the Fund. The Russell Midcap Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                             Life of the Fund
                               1 Year        (August 12, 1998)
                               ------        -----------------
The Fund                       20.52%             25.06%

Russell Midcap Value            2.33%              7.80%

S&P MidCap 400                 -0.61%             13.33%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                            %
---------------------------------                        -----
Management fee                                             .75

Distribution (12b-1) fee                                   .25

Other expenses                                             .22
                                                          ----
Total Annual Fund Operating Expenses                      1.22
                                                          ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                  $
-----                               ----
One                                  124

Three                                387

Five                                 670

Ten                                1,477

                                Berger Funds o June 14, 2002 Combined Prospectus

18

Berger Small Cap
Value Fund II -                  Ticker Symbol                             BVSCX
Investor Shares                  Fund Number                                 918

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued.

The Fund's investment manager uses fundamental analysis and proprietary valuation models to select stocks for the Fund.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and competent management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. Shareholders will be provided at least 60 days notice prior to any change to the Fund's 80% investment policy. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. To a certain degree, the Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations, which could present increased market and information risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The Fund has no performance history since it did not commence operations until March 28, 2002.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemptions or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                             %
---------------------------------                         -----
Management fee                                             0.85

Distribution (12b-1) fee                                   0.25

Other expenses                                             0.70
                                                          -----
Total Annual Fund Operating Expenses                       1.80
                                                          =====
Expense Reimbursement(2)                                  (0.30)
                                                          =====
Net Expenses                                               1.50
                                                          =====

(1) Based on estimates for the Fund's first year of operations.

(2) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Investor Shares class to the extent that transfer agency, shareholder reporting and registration expenses exceed 0.25% of the Investor Shares' average daily net assets during the fiscal year. The agreement may not be terminated until September 30, 2002.

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o Fund operating expenses remain the same for each period (except that the example reflects the expense reimbursement by Berger Financial Group LLC for the one-year period and the first year of the three-year period)

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions


Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                    $
-----                                 ----
One                                    153

Three                                  537


                                Berger Funds o June 14, 2002 Combined Prospectus

20

Berger                           Ticker Symbol                             BEBAX
Balanced Fund                    Fund Number                                 213

The Fund's Goals and Principal Investment Strategies

The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies:

o  That have strong fundamentals and strong management

o Whose stock is trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise value

o Where there is a specific catalyst or event that has the potential to drive appreciation of their stock toward intrinsic value.

The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate, U.S. government and government agency debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's).

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest, as well as market and call risks. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1998                                          34.38%

1999                                          44.58%

2000                                          -3.30%

2001                                         -11.77%

BEST QUARTER:  12/31/99                       22.59%

WORST QUARTER:  9/30/01                      -12.89%

Calendar year-to-date through 3/31/02:        -3.61%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Standard & Poor's 500 Index (S&P 500) and a 60/40 blend, respectively, of the Russell 1000 Growth Index and the Lehman Brothers U.S. Government/Credit Index. The Fund is adding the Russell 1000 Growth Index and the Lehman Brothers U.S. Government/Credit Index blend because of its correlation to the investment style of the Fund. The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. The Russell 1000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers U.S. Government/Credit Index is an unmanaged index, whose issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporations whose debt is guaranteed by the U.S. government and other corporations. While the Fund does not seek to match the returns of the indexes, they are good indicators of general stock and bond market performance. You may not invest in the indexes, and unlike the Fund, they do not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(2)

                                                         Life of the Fund
                                      1 Year           (September 30, 1997)
                                      ------           --------------------
The Fund                              -11.77%                 21.47%

S&P 500                               -11.88%                  6.02%

Russell 1000 Growth/
Lehman Brothers U.S. Govt./Credit      -8.71%                  5.78%

(2) Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the adviser was beginning to implement the Fund's long-term approach to equity management.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                   %
---------------------------------               -----
Management fee                                    .70

Distribution (12b-1) fee                          .25

Other expenses                                    .24
                                                 ----
Total Annual Fund Operating Expenses             1.19
                                                 ====

Understanding Expenses

Annual Fund Operating Expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                              $
-----                         ------
One                              121

Three                            378

Five                             654

Ten                            1,443


                                Berger Funds o June 14, 2002 Combined Prospectus

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.

The table on the following page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

     Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

          ----------------------------------------------------------------------

     <    Yes, the security or technique is permitted by a Fund.
          [< denotes a hollow Y]

          ----------------------------------------------------------------------

     N    No, the security or technique is not permitted by a Fund.

          ----------------------------------------------------------------------

     F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

          ----------------------------------------------------------------------

     5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.

          ----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

          ----------------------------------------------------------------------

   33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

          ----------------------------------------------------------------------

     [] Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets. [ [] denotes a hollow 5]

          ----------------------------------------------------------------------

 [][][] Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets. [ [][][] denotes a hollow 15]

          ----------------------------------------------------------------------


NOTES TO TABLE

(1) The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser or sub-adviser considers to be below investment grade.

(2) The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.

(3) The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

RISK AND INVESTMENT TABLE

                                                                        Berger         Berger          Berger         Berger
                                                          Berger       Large Cap       Mid Cap     Small Company    Information
                                                       Growth Fund    Growth Fund    Growth Fund    Growth Fund   Technology Fund
                                                       -----------    -----------    -----------   -------------  ---------------
Diversification                                             F              F              F              F               F
---------------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                      Y                             Y              Y
Market, liquidity and information risk                                     <                                             <
---------------------------------------------------------------------------------------------------------------------------------
Foreign securities
Market, currency, transaction,
liquidity, information,
economic and political risk                                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Sector focus                                                Y                             Y              Y               Y
Market and liquidity risk                                                  <
---------------------------------------------------------------------------------------------------------------------------------
Convertible securities(1)
Market, interest rate, prepayment and credit risk           <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)
Interest rate, market, call and credit risk                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                 5F             5F
Market, liquidity and information risk                                                    <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                     [][][]         [][][]         [][][]         [][][]          [][][]
Market, liquidity and transaction risk
---------------------------------------------------------------------------------------------------------------------------------
Special situations
Market and information risk                                 <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)
Market, liquidity and information risk                      <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(2)              N              N              N              N               N
Interest rate, prepayment, extension, market
and credit risk
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures
Opportunity risk                                            <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                               NF             NF           33.3           33.3            33.3
Credit risk
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                                                  5F             5F            25F            25F             25F
Leverage risk
---------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(3)
Hedging, correlation, opportunity and leverage risk        []             []             []             []              []
---------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(3)
Hedging, credit, correlation,
opportunity and leverage risk                               <              <              <              <               <
---------------------------------------------------------------------------------------------------------------------------------
Options(3) (exchange-traded and over-the-counter)
Hedging, credit, correlation and leverage risk             []             []             []             []              []
---------------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(3)                  25             25             25             25              25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
---------------------------------------------------------------------------------------------------------------------------------
                                                         Berger      Berger         Berger       Berger
                                                       Large Cap     Mid Cap       Small Cap    Balanced
                                                       Value Fund   Value Fund   Value Fund II    Fund
                                                       ----------   ----------   -------------  --------
Diversification                                            F             F             F            F
--------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                                   Y             Y
Market, liquidity and information risk                     <                                        <
--------------------------------------------------------------------------------------------------------
Foreign securities                                                                     <
Market, currency, transaction,
liquidity, information,
economic and political risk                                <             <                          <
--------------------------------------------------------------------------------------------------------
Sector focus                                               Y             Y             Y
Market and liquidity risk                                                                           <
--------------------------------------------------------------------------------------------------------
Convertible securities(1)                                                              <
Market, interest rate, prepayment and credit risk          <             <                          <
--------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                                                <            Y
Interest rate, market, call and credit risk                <             <
--------------------------------------------------------------------------------------------------------
Companies with limited operating histories                                             <
Market, liquidity and information risk                     <             <                          <
--------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                       [][][]        [][][]        [][][]       [][][]
Market, liquidity and transaction risk
--------------------------------------------------------------------------------------------------------
Special situations                                         Y             Y             Y
Market and information risk                                                                         <
--------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                                        <
Market, liquidity and information risk                     <             <                          <
--------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(2)             N             N             N
Interest rate, prepayment, extension, market
and credit risk                                                                                     <
--------------------------------------------------------------------------------------------------------
Temporary defensive measures                                                           <
Opportunity risk                                           <             <                          <
--------------------------------------------------------------------------------------------------------
Lending portfolio securities                            33.3          33.3          33.3         33.3
Credit risk
--------------------------------------------------------------------------------------------------------
Borrowing                                                25F           25F           25F          25F
Leverage risk
--------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(3)                                      []                          []
Hedging, correlation, opportunity and leverage risk                     []                         []
--------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(3)                                                  <
Hedging, credit, correlation,
opportunity and leverage risk                              <             <                          <
--------------------------------------------------------------------------------------------------------
Options(3) (exchange-traded and over-the-counter)         []                          []
Hedging, credit, correlation and leverage risk                          []                        []
--------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(3)                 25            25            25           25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
--------------------------------------------------------------------------------------------------------


                                Berger Funds o June 14, 2002 Combined Prospectus

24

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively affect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Funds' holdings.

EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure. ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Funds whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in a Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Funds will not concentrate 25% or more of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").



                                Berger Funds o June 14, 2002 Combined Prospectus

26

How to Contact Us

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o  Opening new accounts

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Changing your address

o  Viewing electronic financial reports, prospectuses and statements

o  Downloading applications and account servicing forms

QUICK ACCESS

You can obtain Fund prices and purchase, exchange, and sell shares using our automated phone system (voice activated or touch tone).

o  1-800-551-5849, Option 1.


BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-551-5849

BY MAIL

Send new account applications and written correspondence to:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

Send overnight, certified or registered mail to:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

Send purchases for existing accounts to:

Berger Funds
P. O. Box 219529
Kansas City, MO 64121-9529

In Person

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

To Open an Account or
Purchase Shares

Minimum Initial Investments*
----------------------------
Regular investment                            $2,500

Low Minimum Investment Plan                   $   50

IRA                                           $  500

Minimum Subsequent Investments*
-------------------------------
Regular investment                            $   50

Regular systematic investment                 $   50

Low Minimum Investment Plan                   $   50
   (required monthly systematic investments)

*These minimums must be met in each individual Fund account in which you invest.

BY ONLINE ACCESS

o  You may open most types of accounts online at bergerfunds.com.

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.

BY TELEPHONE

o  Quick Access

   Investors who establish electronic transfer privileges may make additional purchases through our automated phone system.

o  Investor Service Representative

   To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

   You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

   Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but prefer a dollar cost averaging approach rather than a higher lump sum initial investment. Systematic monthly investments must be made until the value of each Fund account opened under the Plan meets the required minimum (refer to the "Account Minimums" section of this Prospectus).

o You may also buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck invested directly into your account.

Important notes about purchasing shares:

o  The Funds are only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com, call Quick Access or call an Investor Service Representative.


o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.


                                Berger Funds o June 14, 2002 Combined Prospectus

28

Exchanging Shares

BY ONLINE ACCESS

o Investors are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call Quick Access or an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:

Shares of the Funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.

When exchanging shares:

o Each account must be registered identically - have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.

o The Berger Information Technology Fund will deduct a 1% exchange fee from your exchange proceeds if you exchange out shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

Selling (Redeeming)
Shares

BY ONLINE ACCESS

o Investors with non-retirement accounts are automatically eligible to sell shares at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request to the appropriate address indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/Special Documentation" section of this Prospectus.

BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Quick Access or an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in the Fund worth at least $5,000.

Important notes about redeeming shares:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer. Your bank may charge an additional fee to receive the wire transfer. A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Document-ation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have bought shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

Signature Guarantees/Special Documentation

The Funds use Signature Guarantees to protect you and the Funds from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o  Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o  You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o  You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


                                Berger Funds o June 14, 2002 Combined Prospectus

30

Information About
Your Account

Excessive Trading

The Funds do not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Funds reserve the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Funds' opinion, engages in trading that may be disruptive to the Funds, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

Online and Telephone Considerations

All new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com and Quick Access may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information. You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Funds and their service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or Quick Access, or submit requests in writing.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding. For Funds offering more than one class of shares, share price is calculated separately for each class.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the Exchange on that day.

Generally, payment for redeemed shares will be sent within seven days after receipt of the redemption request in good order. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.



Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

SHAREHOLDER REPORTS

To reduce expenses, a Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. A fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Funds.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

Privacy Notice

To service your account, each Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Funds do not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Funds recognize the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Funds; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.


                                Berger Funds o June 14, 2002 Combined Prospectus

32

Information About
Your Account
(continued)

ACCOUNT MINIMUMS

The Funds may charge a $10 annual fee to all accounts (except IRA and UGMA/UTMA accounts) with balances that are under the account minimums as follows:

o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established before October 1, 2001 with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established on or after October 1, 2001 with a balance of less than $2,500 that are not making systematic monthly investments.

The annual fee is normally assessed in December and is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Funds.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

Distributions and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Funds generally make two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income annually, normally in December.

The Funds reserve the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans

The Funds offer several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Coverdell Education Savings Account (formerly the Education IRA account) or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at 1-800-259-2820.


                                Berger Funds o June 14, 2002 Combined Prospectus

34

Organization of the
Berger Funds Family

Investment Managers

The following companies provide investment management and administrative services to the Funds. The advisory fees paid for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

Berger Financial Group LLC (BFG) (formerly Berger LLC) (210 University Blvd., Denver, CO 80206) serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. When acting as investment adviser, BFG is responsible for managing the investment operations of the Funds. BFG also provides administrative services to the Funds.

Bay Isle Financial LLC (Bay Isle) (475 14th Street, Suite 550, Oakland, CA 94612), serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. As sub-adviser, Bay Isle provides day-to-day management of the investment operations of the Berger Information Technology Fund, Berger Large Cap Value Fund, and Berger Small Cap Value Fund II. Bay Isle presently uses a team approach in which no one person of the investment team is primarily responsible for the selection of a Fund's portfolio securities. The Bay Isle investment team that manages the Berger Large Cap Value Fund also comprises the BFG investment team that manages the Berger Balanced Fund. Bay Isle has been managing value accounts since 1987.

Perkins, Wolf, McDonnell & Company (PWM) (310 So. Michigan Avenue, Suite 2600, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-adviser of the Berger Mid Cap Value Fund.


Berger Funds o June 14, 2002 Combined Prospectus

                                                                    Berger Funds



                     Advisory Fee
                     Paid by the Fund
Fund                 or Portfolio        The Fund's Investment Manager
----                 ----------------    -----------------------------
Berger Growth        0.71% paid to       Jay W. Tracey, CFA, Executive Vice President and Chief Investment
Fund                 BFG                 Officer of BFG, assumed management of the Fund in August 2000. Mr.
                                         Tracey joined BFG in June 2000. From November 1995 to May 2000, he was
                                         Vice President and Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 25 years experience in the investment management industry.
----------------------------------------------------------------------------------------------------------------
Berger Large Cap     0.75% paid to       Steven L. Fossel, CFA, Vice President of BFG, has been the portfolio
Growth Fund          BFG                 manager of the Large Cap Growth Fund since August 2000. Mr. Fossel assumed sole portfolio management of the Fund in December 2001. Mr.
                                         Fossel managed the Fund on an interim basis from August 2000 to January
                                         2001, and as a team portfolio manager with Jay W. Tracey from January to December 2001. Mr. Fossel joined BFG in March 1998 as a Senior
                                         Equity Analyst. Previously, Mr. Fossel was Vice President (from January
                                         1996 to February 1998) and an equity analyst (from August 1992 to
                                         January 1996) with Salomon Brothers Asset Management and assistant portfolio manager of the Salomon Total Return Fund from January 1997 to
                                         February 1998. Mr. Fossel has more than 10 years of experience in the investment management industry."
----------------------------------------------------------------------------------------------------------------
Berger Mid Cap       0.75% paid to       Jay W. Tracey, CFA (see Berger Growth Fund) and Paul A. LaRocco, CFA
Growth Fund          BFG                 (see Berger Small Company Growth Fund) were appointed team portfolio managers of the Berger Mid Cap Growth Fund in December 2001.
----------------------------------------------------------------------------------------------------------------
Berger Small         0.82% paid to       Paul A. LaRocco, CFA, Vice President of BFG, assumed management of the
Company Growth       BFG                 Fund in January 2001 when he joined BFG. Prior to joining BFG, Mr.
Fund                                     LaRocco co-managed small and mid-cap funds for Montgomery Asset
                                         Management from-January 2000 to December 2000. From March 1998 to
                                         December 1999, he was a Senior Portfolio Manager for small and mid-cap growth funds at Founders Asset Management and from 1993 to March 1998, he was a Portfolio Manager for small and mid-cap funds with Oppenheimer
                                         Funds. Mr. LaRocco has more than 11 years of experience in the investment management industry.
----------------------------------------------------------------------------------------------------------------
Berger Information   0.85% paid to       An investment team at Bay Isle has managed the Fund since its inception
Technology Fund      BFG                 in April 1997.
----------------------------------------------------------------------------------------------------------------
Berger Large Cap     0.75% paid to       An investment team at Bay Isle has managed the Fund since its inception
Value Fund(1)        BFG                 in September 2001.
----------------------------------------------------------------------------------------------------------------
Berger Mid Cap       0.75% paid to       Thomas M. Perkins has been the lead investment manager for the Berger
Value Fund           BFG                 Mid Cap Value Fund since its inception in August 1998. Thomas Perkins has been an investment manager since 1974 and joined Perkins, Wolf,
                                         McDonnell & Company as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for
                                         Alliance Capital from 1984 to June 1998. As lead manager, Thomas
                                         Perkins is responsible for the daily decisions of the Fund's security selection. Robert H. Perkins has served as investment manager of the
                                         Berger Mid Cap Value Fund since its inception in August 1998, and as investment manager of the Berger Small Cap Value Fund since its inception in 1985. Robert Perkins has been an investment manager since
                                         1970 and serves as President and a director of PWM. Jeffrey Kautz, CFA, has been an investment manager for the Berger Mid Cap Value Fund since
                                         January 2002. Jeff Kautz has served as a research analyst for the value products of PWM since October 1997. Previously, Jeff worked as a market maker for the G.V.R. Company from 1995 to October 1997.
----------------------------------------------------------------------------------------------------------------
Berger Small Cap     0.85% paid to       An investment team at Bay Isle has managed the Fund since its inception
Value Fund II(2)     BFG                 in March 2002.
----------------------------------------------------------------------------------------------------------------
Berger Balanced      0.70% paid to       BFG has been the investment manager for the Fund since its inception in
Fund                 BFG                 June 2000. BFG has managed the Fund using a team approach since June
                                         2002. No one person of the investment team is primarily responsible for the selection of the Fund's portfolio securities.
----------------------------------------------------------------------------------------------------------------

(1) The investment advisory fee charged to the Berger Large Cap Value Fund is:
0.75% of the first $500 million of average daily net assets; 0.70% of the next $500 million and 0.65% in excess of $1 billion.

(2) The investment advisory fee charged to the Berger Small Cap Value Fund II is: 0.85% of the first $500 million of average daily net assets; 0.80% of the next $500 million and 0.75% in excess of $1 billion.


                                Berger Funds o June 14, 2002 Combined Prospectus

36

Organization of the
Berger Funds Family
(continued)

PORTFOLIO TURNOVER

Portfolio changes are made whenever a Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

12b-1 Arrangements

You pay no sales charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger Financial Group LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

Special Fund Structures

MULTI-CLASS

The Berger Small Company Growth Fund, the Berger Information Technology Fund, the Berger Large Cap Value Fund, and the Berger Mid Cap Value Fund each currently have two classes of shares. The Berger Small Cap Value Fund II currently has three classes of shares. The Investor Shares are offered through this prospectus and are available to the general public. The Institutional Shares are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. The Service Shares (for Berger Small Cap Value Fund II only) are offered through a separate prospectus and are available through retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plans adopted by these Funds apply to the Investor Shares and the Service Shares (for Berger Small Cap Value Fund II only). For more information on Institutional Shares, please call 1-800-259-2820. For more information on Service Shares, please call 1-800-333-1001.

For more information on the multi-class fund structure, see the SAI.


Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Financial Highlights
for the Berger Funds
Family

The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.

Berger Growth Fund
For a Share Outstanding Throughout the Period

                                                                                Years Ended September 30,
                                                          2001             2000           1999             1998          1997(1)
                                                       -----------      -----------    -----------      -----------    -----------
Net asset value, beginning of period                   $     20.87      $     15.56    $     11.99      $     21.51    $     19.64
                                                       -----------      -----------    -----------      -----------    -----------
From investment operations

  Net investment loss                                        (0.00)(2)           --          (0.00)(2)           --          (0.09)

  Net realized and unrealized gains (losses)
   from investments and foreign currency transactions       (11.22)            8.89           4.55            (2.57)          4.73
                                                       -----------      -----------    -----------      -----------    -----------
Total from investment operations                            (11.22)            8.89           4.55            (2.57)          4.64
                                                       -----------      -----------    -----------      -----------    -----------
Less dividends and distributions
  Distributions (from capital gains)                            --            (3.58)         (0.98)           (6.95)         (2.77)

  Distributions (in excess of capital gains)                 (2.70)              --             --               --             --
                                                       -----------      -----------    -----------      -----------    -----------
Total dividends and distributions                            (2.70)           (3.58)         (0.98)           (6.95)         (2.77)
                                                       -----------      -----------    -----------      -----------    -----------
Net asset value, end of period                         $      6.95      $     20.87    $     15.56      $     11.99    $     21.51
                                                       -----------      -----------    -----------      -----------    -----------
Total Return                                                (59.38)%          60.93%         38.96%          (16.08)%        26.50%
                                                       -----------      -----------    -----------      -----------    -----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)             $   722,977      $ 1,947,772    $ 1,333,794      $ 1,286,828    $ 1,889,048

  Expense ratio to average net assets                         1.26%            1.13%          1.36%            1.38%          1.41%

  Ratio of net investment loss to average net assets         (0.77)%          (0.87)%        (0.38)%          (0.38)%        (0.40)%

  Portfolio turnover rate                                      131%              70%           274%             280%           200%

(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.



                                Berger Funds o June 14, 2002 Combined Prospectus

38

Financial Highlights
for the Berger Funds
Family (continued)

Berger Large Cap Growth Fund
For a Share Outstanding Throughout the Period


                                                                                    Years Ended September 30,
                                                             2001(3)          2000          1999            1998            1997
                                                            ---------      ---------      ---------       ---------      ---------
Net asset value, beginning of period                        $   21.41      $   15.32      $   13.60       $   16.72      $   14.06
                                                            ---------      ---------      ---------       ---------      ---------

From investment operations
  Net investment income (loss)                                  (0.00)(1)         --          (0.00)(1)        0.04           0.14

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions                (9.49)          8.27           4.53           (0.30)          4.28
                                                            ---------      ---------      ---------       ---------      ---------
Total from investment operations                                (9.49)          8.27           4.53           (0.26)          4.42
                                                            ---------      ---------      ---------       ---------      ---------

Less dividends and distributions
  Dividends (from net investment income)                           --             --             --           (0.03)         (0.13)

  Dividends (in excess of net investment income)                   --             --          (0.01)          (0.01)            --

  Distributions (from capital gains)                            (0.56)         (2.18)         (2.80)          (2.82)         (1.63)

  Distributions (in excess of capital gains)                    (1.63)            --             --              --             --
                                                            ---------      ---------      ---------       ---------      ---------
Total dividends and distributions                               (2.19)         (2.18)         (2.81)          (2.86)         (1.76)
                                                            ---------      ---------      ---------       ---------      ---------
Net asset value, end of period                              $    9.73      $   21.41      $   15.32       $   13.60      $   16.72
                                                            ---------      ---------      ---------       ---------      ---------
Total Return                                                   (47.79)%        56.09%         38.67%          (1.60)%        34.56%
                                                            ---------      ---------      ---------       ---------      ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                  $ 318,504      $ 725,272      $ 379,356       $ 301,330      $ 357,023

  Expense ratio to average net assets                            1.25%          1.18%          1.35%           1.44%          1.51%

  Ratio of net investment income (loss) to average net
    assets                                                      (0.00)%        (0.17)%        (0.22)%          0.25%          0.87%

  Portfolio turnover rate                                          70%            74%           173%            417%(2)        173%

(1)  Amount represents less than $0.01 per share.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund.

Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period

                                                                                                                   Period from
                                                                 Years Ended September 30,                December 31, 1997(1)
                                                          2001              2000            1999         to September 30, 1998
                                                        ---------         ---------       ---------      ---------------------
Net asset value, beginning of period                    $   41.27         $   21.82       $   10.93            $   10.00
                                                        ---------         ---------       ---------            ---------
From investment operations
  Net investment income (loss)                              (0.00)(5)            --           (0.00)(5)               --

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions           (25.80)            20.75           11.10                 0.93
                                                        ---------         ---------       ---------            ---------
Total from investment operations                           (25.80)            20.75           11.10                 0.93
                                                        ---------         ---------       ---------            ---------
Less dividends and distributions
  Distributions (from capital gains)                           --             (1.30)          (0.21)                  --

  Distributions (in excess of capital gains)                (4.71)               --              --                   --
                                                        ---------         ---------       ---------            ---------
Total dividends and distributions                           (4.71)            (1.30)          (0.21)                  --
                                                        ---------         ---------       ---------            ---------
Net asset value, end of period                          $   10.76         $   41.27       $   21.82            $   10.93
                                                        ---------         ---------       ---------            ---------
Total Return(2)                                            (68.35)%           95.98%         102.76%                9.30%
                                                        ---------         ---------       ---------            ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)              $  30,418         $ 122,564       $  25,550            $   4,283

  Net expense ratio to average net assets(3)                 1.50%             1.28%           1.78%                2.00%(4)

  Ratio of net investment loss to average net assets        (1.15)%           (0.84)%         (1.03)%              (0.82)%(4)

  Gross expense ratio to average net assets                  1.50%             1.28%           1.78%                2.46%(4)

  Portfolio turnover rate(2)                                  216%              150%            178%                 262%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                 Years Ended September 30,
                                                         2001             2000              1999             1998           1997
                                                       ---------      -----------       -----------      -----------    ---------
Net asset value, beginning of period                   $    7.43      $      4.86       $      3.61      $      5.33    $    4.74
                                                       ---------      -----------       -----------      -----------    ---------
From investment operations
  Net investment income (loss)                             (0.00)(1)        (0.00)(1)         (0.00)(1)           --        (0.05)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions           (3.93)            3.85              1.95            (1.24)        0.84
                                                       ---------      -----------       -----------      -----------    ---------
Total from investment operations                           (3.93)            3.85              1.95            (1.24)        0.79
                                                       ---------      -----------       -----------      -----------    ---------
Less dividends and distributions
  Distributions (from capital gains)                          --            (1.28)            (0.70)           (0.48)       (0.20)

  Distributions (in excess of capital gains)               (1.04)              --                --               --           --
                                                       ---------      -----------       -----------      -----------    ---------
Total dividends and distributions                          (1.04)           (1.28)            (0.70)           (0.48)       (0.20)
                                                       ---------      -----------       -----------      -----------    ---------
Net asset value, end of period                         $    2.46      $      7.43       $      4.86      $      3.61    $    5.33
                                                       ---------      -----------       -----------      -----------    ---------
Total Return                                              (59.36)%          84.27%            62.78%          (24.70)%      17.68%
                                                       ---------      -----------       -----------      -----------    ---------
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)              $ 586,070      $ 1,468,541       $   675,637      $   561,741    $ 902,685

 Net expense ratio to average net assets(2)                 1.32%            1.27%             1.60%            1.48%        1.67%

 Ratio of net investment loss to average net assets        (0.88)%          (0.83)%           (1.21)%          (1.01)%      (1.09)%

 Gross expense ratio to average net assets                  1.32%            1.27%             1.60%            1.59%        1.67%

 Portfolio turnover rate                                     147%              92%              128%              97%         111%

(1) Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                                                                  Period from
                                                        Years Ended September 30,             July 2, 1999(1)
                                                         2001(2)          2000(2)    to September 30, 1999(2)
                                                        --------         --------    ------------------------
Net asset value, beginning of period                    $  17.59         $   8.21                    $   7.64
                                                        --------         --------                    --------
From investment operations
  Net investment income (loss)                             (0.13)(8)        (0.00)(5)                   (0.00)(5)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions          (12.47)(8)         9.43                        0.57
                                                        --------         --------                    --------
Total from investment operations                          (12.60)            9.43                        0.57
                                                        --------         --------                    --------
Less dividends and distributions
  Distributions (from capital gains)                          --            (0.05)                         --
                                                        --------         --------                    --------
Total dividends and distributions                             --            (0.05)                         --
                                                        --------         --------                    --------
Net asset value, end of period                          $   4.99         $  17.59                    $   8.21
                                                        --------         --------                    --------
Total Return(6),(7)                                       (71.64)%         114.97%                       7.46%
                                                        --------         --------                    --------
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)               $ 23,764         $ 72,173                    $  4,811

 Net expense ratio to average net assets(3)                 1.75%            1.63%                       1.83%(4)

 Ratio of net investment loss to average net assets        (1.32)%          (1.36)%                     (1.58)%(4)

 Gross expense ratio to average net assets                  1.75%            1.63%                       2.16%(4)

 Portfolio turnover rate(6)                                   80%              38%                         31%

(1)  Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.


                                Berger Funds o June 14, 2002 Combined Prospectus

40

Financial Highlights
for the Berger Funds
Family (continued)

Berger Information Technology Fund
Supplemental Financial Highlights
For a Share Outstanding Throughout the Period

The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100(R) Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100(R) Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.

                                                              Period from
                                                            March 1, 1999                                          Period from
                                                       to July 1, 1999(2)               Year Ended            April 8, 1997(1)
                                                              (Unaudited)     February 28, 1999(2)     to February 28, 1998(2)
                                                       ------------------     --------------------     -----------------------
Net asset value, beginning of period                           $     6.34               $     4.31                  $     2.86
                                                               ----------               ----------                  ----------
From investment operations
  Net investment loss                                               (0.03)                   (0.04)                      (0.01)

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions                     1.43                     2.07                        1.46
                                                               ----------               ----------                  ----------
Total from investment operations                                     1.40                     2.03                        1.45
                                                               ----------               ----------                  ----------
Less dividends and distributions
     Distributions (from capital gains)                             (0.10)                      --                          --
                                                               ----------               ----------                  ----------
Total dividends and distributions                                   (0.10)                      --                          --
                                                               ----------               ----------                  ----------
Net asset value, end of period                                 $     7.64               $     6.34                  $     4.31
                                                               ----------               ----------                  ----------
Total Return(5)                                                     20.54%                   47.13%                      50.75%
                                                               ----------               ----------                  ----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                     $   18,101               $   12,446                  $    2,674

  Net expense ratio to average net assets(3)                         1.48%(4)                 1.50%                       1.50%(4)

  Ratio of net income (loss) to average net assets                  (1.22)%(4)               (1.19)%                     (1.01)%(4)

  Gross expense ratio to average net assets                          2.03%(4)                 2.67%                      12.17%(4)

  Portfolio turnover rate(5)                                           11%                      35%                         33%

(1)  Commencement of investment operations for the Fund.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Not annualized.

Berger Funds o June 14, 2002 Combined Prospectus

                                                            Financial Highlights

Berger Mid Cap Value Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                                                 Period from
                                                                   Years Ended September 30,              August 12, 1998(1)
                                                             2001             2000           1999      to September 30, 1998
                                                           ---------       ---------       ---------   ---------------------
Net asset value, beginning of period                       $   14.43       $   12.17       $    9.33               $   10.00
                                                           ---------       ---------       ---------               ---------
From investment operations
 Net investment income                                          0.06            0.08            0.07                    0.03

 Net realized and unrealized gains (losses) from
  investments and foreign currency transactions                 1.27            3.46            2.83                   (0.70)
                                                           ---------       ---------       ---------               ---------
Total from investment operations                                1.33            3.54            2.90                   (0.67)
                                                           ---------       ---------       ---------               ---------
Less dividends and distributions
  Dividends (from net investment income)                       (0.10)          (0.04)          (0.06)                     --

  Distributions (from capital gains)                           (1.36)          (1.24)             --                      --
                                                           ---------       ---------       ---------               ---------
Total dividends and distributions                              (1.46)          (1.28)          (0.06)                     --
                                                           ---------       ---------       ---------               ---------
Net asset value, end of period                             $   14.30       $   14.43       $   12.17               $    9.33
                                                           ---------       ---------       ---------               ---------
Total Return(2)                                                 9.70%          31.11%          31.12%                  (6.70)%
                                                           ---------       ---------       ---------               ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                   $ 148,505       $  33,013       $  22,918               $  19,710
  Expense ratio to average net assets                           1.22%           1.59%           1.62%                   1.68%(3)
  Ratio of net investment income to average net assets          0.78%           0.72%           0.54%                   2.30%(3)
  Portfolio turnover rate(2)                                     116%            129%            154%                     25%

(1)  Commencement of investment operations.

(2)  Not annualized.

(3)  Annualized.


                                Berger Funds o June 14, 2002 Combined Prospectus

42

Financial Highlights
for the Berger Funds
Family (continued)

Berger Balanced Fund
For a Share Outstanding Throughout the Period



                                                                              Years Ended September 30,
                                                             2001            2000                 1999           1998(1)
                                                           ---------       ---------            ---------       ---------
Net asset value, beginning of period                       $   19.38       $   16.62            $   13.28       $   10.00
                                                           ---------       ---------            ---------       ---------
From investment operations
  Net investment income                                         0.27            0.28                 0.23            0.22

  Net realized and unrealized gains (losses) from
   investments and foreign currency transactions               (4.89)           4.57                 4.69            5.17
                                                           ---------       ---------            ---------       ---------
Total from investment operations                               (4.62)           4.85                 4.92            5.39
                                                           ---------       ---------            ---------       ---------
Less dividends and distributions
  Dividends (from net investment income)                       (0.26)          (0.27)               (0.23)          (0.21)

  Distributions (from capital gains)                           (0.96)          (1.82)               (1.35)          (1.90)

  Distributions (in excess of capital gains)                   (1.04)             --                   --              --
                                                           ---------       ---------            ---------       ---------
Total dividends and distributions                              (2.26)          (2.09)               (1.58)          (2.11)
                                                           ---------       ---------            ---------       ---------
Net asset value, end of period                             $   12.50       $   19.38            $   16.62       $   13.28
                                                           ---------       ---------            ---------       ---------
Total Return                                                  (25.82)%         30.08%               39.41%          56.77%
                                                           ---------       ---------            ---------       ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)                 $  90,013       $ 176,798            $ 122,766       $  30,721

  Net expense ratio to average net assets(2)                    1.19%           1.14%                1.23%           1.50%

  Ratio of net investment income to average net assets          1.66%           1.48%                1.63%           1.81%

  Gross expense ratio to average net assets                     1.19%           1.14%                1.23%           1.57%

  Portfolio turnover rate                                         65%             82%                 227%            658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.


Berger Funds o June 14, 2002 Combined Prospectus

FOR MORE INFORMATION:

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities in which they invest. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com

A downloadable file of the SAI and annual and semi-annual reports may also be obtained at bergerfunds.com. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at http://www.sec.gov.

You can also review and obtain copies of more information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Room, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust 811-8046

o Berger Mid Cap Growth Fund

o Berger Small Company Growth Fund --

  Investor Shares

o Berger Information Technology Fund --

  Investor Shares

o Berger Large Cap Value Fund --

  Investor Shares

o Berger Mid Cap Value Fund --

  Investor Shares

o Berger Small Cap Value Fund II --

  Investor Shares

o Berger Balanced Fund


Berger Growth Fund, Inc.  811-1382

o Berger Growth Fund

Berger Large Cap Growth Fund, Inc.  811-1383

o Berger Large Cap Growth Fund



                                                                    COMPROS 6/02

                                  BERGER FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Large Cap Value Fund
         Berger Small Cap Value Fund II

It is presently anticipated that a change in portfolio management of the following Berger Funds will occur:

         Berger Growth Fund
         Berger Large Cap Growth Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Balanced Fund
         Berger International Fund
         Berger International CORE Fund
         International Equity Fund
         Berger Information Technology Fund

The Trustees of the Berger Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.

                        BERGER SMALL COMPANY GROWTH FUND
                              Institutional Shares

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                        PROSPECTUS DATED JANUARY 29, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger Small Company Growth Fund. Mr. Tracey joined Berger Financial Group LLC in June of 2000. From November 1995 to May 2000, he was Vice President and Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 25 years experience in the securities industry.

         The section "Organization of the Fund" of the Prospectus is amended accordingly.

                          BERGER LARGE CAP GROWTH FUND
                           BERGER MID CAP GROWTH FUND
                        BERGER SMALL COMPANY GROWTH FUND
                           BERGER LARGE CAP VALUE FUND
                            BERGER MID CAP VALUE FUND
                           BERGER SMALL CAP VALUE FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002


Effective June 14, 2002, the Berger Funds listed above adopted a non-fundamental investment policy pursuant to Rule 35d-1 of the Investment Company Act of 1940, which requires that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities suggested by the Fund's name. To implement the new requirement, the Funds revised their investment policies to increase from 65% to 80% the amount of assets required to be invested in the market capitalization suggested by a Fund's name.

In addition, the Berger Mid Cap Growth Fund and Berger Mid Cap Value Fund revised their investment policies concerning market capitalization to provide that, under normal market circumstances, at least 80% of their assets will be invested in securities that have a market capitalization, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. Investors will be given at least 60 days notice prior to any future change in a Fund's 80% investment policy.

The section of the Prospectus titled "The Fund's Goals and Principal Investment Strategies" for each Fund is amended accordingly.

                       January 29, 2002

                       BERGER FUNDS
                       PROSPECTUS


                       [BERGER FUNDS LOGO]

                       BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES



The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS and BERGER SMALL COMPANY GROWTH FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

Table of Contents

BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger Small Company Growth Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Berger Small Company Growth Fund(R) - Institutional Shares ................    4

The Fund's Goal and Principal Investment Strategies .......................    4

Principal Risks ...........................................................    4

The Fund's Past Performance ...............................................    5

Fund Expenses .............................................................    6

Investment Techniques, Securities and Associated Risks ....................    8

Risk and Investment Glossary ..............................................    8

How to Contact Us .........................................................   13

To Open an Account or Purchase Shares .....................................   14

Exchanging Shares .........................................................   16

Selling (Redeeming) Shares ................................................   18

Signature Guarantees/Special Documentation ................................   19

Information About Your Account ............................................   20

Excessive Trading .........................................................   20

Online and Telephone Considerations .......................................   20

Your Share Price ..........................................................   20

Privacy Notice ............................................................   22

Distributions and Taxes ...................................................   23

Tax-Sheltered Retirement Plans ............................................   24

Organization of the Fund ..................................................   25

Investment Manager ........................................................   25

Special Fund Structure ....................................................   25

Financial Highlights for the Fund .........................................   26


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

4

Berger Small Company
Growth Fund -
Institutional Shares             Ticker Symbol                             BSGIX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]

1994                                13.73%

1995                                33.80%

1996                                16.77%

1997                                16.16%

1998                                 3.17%

1999                               102.59%

2000                                -6.77%

2001                               -33.54%

BEST QUARTER:  12/31/99             57.57%

WORST QUARTER:  9/30/01            -38.61%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Russell 2000 Growth Index, the Fund's new benchmark index, and the Russell 2000 Index, the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is a generally recognized indicator used to measure overall small company growth-stock performance. The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

6

Berger Small Company
Growth Fund -
Institutional Shares

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)

                                                              Life of the Fund
                                1 Year         5 Years       (December 30, 1993)
                                ------         -------       -------------------
The Fund                       -33.54%          8.51%              13.06%

Russell 2000 Growth             -9.23%          2.87%              -1.03%

Russell 2000                     2.49%          7.52%               9.78%

(1) Fund returns include periods prior to the Fund's adoption of share classes and therefore reflect a 0.25% 12b-1 fee which has not been paid by the Institutional Shares since that class commenced investment operations on October 16, 1999.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                          -----
Management fee                                                              .82

Other expenses                                                              .48

Total Annual Fund Operating Expenses                                       1.30

Expense Reimbursement(1)                                                   (.28)
                                                                           ----

Net Expenses                                                               1.02
                                                                           ====

(1) Pursuant to a written agreement, the Fund's investment adviser reimburses the Fund's Institutional Shares class to the extent the normal transfer agency and registration expenses exceed .20% of the Institutional Shares' average daily net assets in any fiscal year. The agreement may not be terminated until September 30, 2002.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                          104

Three                                                                        325

Five                                                                         563

Ten                                                                        1,248

                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

8

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Fund is not a complete investment program but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. Leverage Risk

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, Liquidity and Information Risks

CONVERTIBLE SECURITIES(1) are debt or equity securities that may be converted on specified terms into stock of the issuer. Market, Interest Rate, Prepayment and Credit Risks

CORRELATION RISK occurs when the Fund "hedges"--uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively effect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Fund's holdings.

FINANCIAL FUTURES(2) are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price. Hedging, Correlation, Opportunity and Leverage Risks

FOREIGN SECURITIES are issued by companies located outside the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. Market, Currency, Transaction, Liquidity, Information, Economic and Political Risks

FORWARD FOREIGN CURRENCY CONTRACTS(2) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. Hedging, Credit, Correlation, Opportunity and Leverage Risks

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. Market, Liquidity and Transaction Risks

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

10

Investment Techniques,
Securities and Associated
Risks (continued)

available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. Market, Liquidity and Information Risks

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds. Interest Rate, Market, Call and Credit Risks

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. Credit Risk

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar but settle in cash. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. Hedging, Credit, Correlation, and Leverage Risks

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS(3) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with a Fund whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Fund will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk. Market and Liquidity Risks

SMALL COMPANY SECURITIES(3) are securities issued by small companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks. Market, Liquidity and Information Risks

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities. Market and Information Risks

TEMPORARY DEFENSIVE MEASURES Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Opportunity Risk

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

12

Small Investment Techniques,
Securities and Associated
Risks (continued)

WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 25% of its total assets. Opportunity, Credit and Leverage Risks



(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser considers to be below investment grade.

(2) The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

(3) The security or technique is emphasized by the Fund.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

How to Contact Us

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Viewing electronic financial reports and prospectuses

o  Downloading applications and account servicing forms

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-960-8427

BY MAIL

Send new account applications and written correspondence to:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

Send overnight, certified or registered mail to:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

Send purchases for existing accounts to:

Berger Funds
P.O. Box 219529
Kansas City, MO 64121-9529

IN PERSON

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

14

To Open an Account or
Purchase Shares

Minimum
-------
Initial investment                                                      $250,000

Subsequent investments                                                No minimum

BY ONLINE ACCESS

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.

BY TELEPHONE

o    Investor Service Representative

     To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

     You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

     Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

Important notes about purchasing shares:

o    The Fund is only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com or call an Investor Service Representative.

o Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

16

Exchanging Shares

BY ONLINE ACCESS

o In general, investor accounts are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:

Shares of the funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

When exchanging shares:

o Each account must be registered identically - have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

18

Selling (Redeeming)
Shares

BY ONLINE ACCESS

o In general, investors with non-retirement accounts are automatically eligible to sell shares online at bergerfunds.com

BY MAIL

o To sell all or part of your shares, send a written request indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/Special Documentation" section of this Prospectus.

BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

Important notes about redeeming shares:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

Signature Guarantees/Special Documentation

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o    Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o    You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o    You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

20

Information About
Your Account

EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

Generally, all new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information.

You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or submit requests in writing.

YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.

SHAREHOLDER REPORTS

To reduce expenses, the Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. The Fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

22

Information About
Your Account (continued)

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's adviser or the Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

Privacy Notice

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure emails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Fund; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and
(11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

Distribution and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Fund will distribute its investment income annually, normally in December.

The Fund reserves the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

24

Information About
Your Account (continued)

reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at (800) 259-2820.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                Berger Small Company Growth Fund

Organization of the Fund

INVESTMENT MANAGER

Berger Financial Group LLC (BFG) (formerly Berger LLC) (210 University Blvd., Suite 800, Denver, CO 80206) is the Fund's investment adviser. BFG serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. When acting as investment adviser, BFG is responsible for managing the investment operations of the Fund. For the most recent fiscal year, the Fund paid BFG an advisory fee of 0.82% of net assets. After expense reimbursements, the Fund paid BFG an advisory fee of 0.54%. BFG also provides administrative services to the Fund.

Paul A. LaRocco, CFA, Vice President of BFG, assumed management of the Fund in January 2001 when he joined BFG. Prior to joining Berger, Mr. LaRocco co-managed small and mid-cap funds for Montgomery Asset Management from January 2000 to December 2000. From March 1998 to December 1999, he was a Senior Portfolio Manager for small and mid-cap growth funds at Founders Asset Management and from 1993 to March 1998, he was a Portfolio Manager for small and mid-cap funds with Oppenheimer Funds. Mr. LaRocco has more than 10 years of experience in the investment management industry.

PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

SPECIAL FUND STRUCTURE

The Fund offers two classes of shares. The Institutional Shares are offered through this prospectus and are designed for investors who maintain a minimum account balance of $250,000. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,500. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Fund applies only to the Investor Shares. For more information on Investor Shares, please call (800) 333-1001.

For more information on the multi-class fund structure, see the SAI.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

26

Financial Highlights
for the Fund

The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.


Berger Small Company Growth Fund - Institutional Shares
For a Share Outstanding Throughout the Period


                                                                                     PERIOD FROM
                                                                             OCTOBER 16, 1999(1)
                                                              YEAR ENDED        TO SEPTEMBER 30,
                                                      SEPTEMBER 30, 2001                    2000
                                                      ------------------      ------------------
Net asset value, beginning of period                        $    7.43            $    4.87
                                                            ---------            ---------
From investment operations
  Net investment income                                         (0.00)(5)            (0.00)(5)
  Net realized and unrealized gains (losses) from
    investments and foreign currency transactions               (3.91)                3.86
                                                            ---------            ---------
Total from investment operations                                (3.91)                3.86
                                                            ---------            ---------
Less dividends and distributions
  Distributions (from capital gains)                               --                (1.30)
  Distributions (in excess of capital gains)                    (1.04)                  --
                                                            ---------            ---------
Total dividends and distributions                               (1.04)               (1.30)
                                                            ---------            ---------
Net asset value, end of period                              $    2.48            $    7.43
                                                            ---------            ---------
Total Return(3)                                                (59.03)%              84.87%
                                                            ---------            ---------
Ratios/Supplemental Data:

  Net assets, end of period (in thousands)                  $   2,036            $   5,886

  Net expense ratio to average net assets(4)                     1.02%                1.05%(2)

  Ratio of net investment loss to average net assets            (0.57)%              (0.47)%(2)

  Gross expense ratio to average net assets                      1.30%                1.59%(2)

  Portfolio turnover rate(3)                                      147%                  92%

(1)  Commencement of investment operations for Institutional Shares.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)  Amount represents less than $0.01 per share.


Berger Funds - January 29, 2002
Berger Small Company Growth Fund - Institutional Shares

                                                            Financial Highlights

The following supplemental financial highlights are for the Berger Small Company Growth Fund for periods before October 16, 1999, when the Fund first adopted share classes and began offering Institutional Shares. Therefore, the data on the table reflect a 0.25% 12b-1 fee not paid by the Institutional Shares. Unless otherwise noted, the information in the table was audited by PricewaterhouseCoopers LLP, the Fund's independent accountants. The information for the period from October 1, 1999 through October 15, 1999 is unaudited.

Berger Small Company Growth Fund
Supplemental Financial Highlights
For a Share Outstanding Throughout the Period

                                            PERIOD FROM
                                     OCTOBER 1, 1999 TO
                                       OCTOBER 15, 1999                          YEARS ENDED SEPTEMBER 30,
                                            (UNAUDITED)        1999            1998           1997           1996           1995
                                     ------------------    --------       ---------       --------       --------       --------
Net asset value, beginning of period      $   4.86         $   3.61       $    5.33       $   4.74       $   3.61       $   2.74
                                          --------         --------       ---------       --------       --------       --------
From investment operations
  Net investment income (loss)               (0.00)(1)        (0.00)(1)          --          (0.05)         (0.03)         (0.02)
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions             0.01             1.95           (1.24)          0.84           1.16           0.89
                                          --------         --------       ---------       --------       --------       --------
Total from investment operations              0.01             1.95           (1.24)          0.79           1.13           0.87
                                          --------         --------       ---------       --------       --------       --------
Less dividends and distributions
  Dividends (from net investment
    income)                                     --               --              --             --             --          (0.00)(2)
  Distributions (from capital gains)            --            (0.70)          (0.48)         (0.20)            --             --
                                          --------         --------       ---------       --------       --------       --------
Total dividends and distributions               --            (0.70)          (0.48)         (0.20)            --             --
                                          --------         --------       ---------       --------       --------       --------
Net asset value, end of period            $   4.87         $   4.86       $    3.61       $   5.33       $   4.74       $   3.61
                                          --------         --------       ---------       --------       --------       --------
Total Return(3)                               0.21%           62.78%         (24.70)%        17.68%         31.30%         31.90%
                                          --------         --------       ---------       --------       --------       --------

Ratios/Supplemental Data:
  Net assets, end of period
    (in thousands)                        $675,143         $675,637       $ 561,741       $902,685       $871,467       $522,667
Net expense ratio to average
  net assets(2)                               1.17%(4)         1.60%           1.48%          1.67%          1.68%          1.89%
Ratio of net investment loss
  to  average net assets                    (1.00)%(4)        (1.21)%         (1.01)%        (1.09)%        (0.97)%        (0.74)%
Gross expense ratio to average
   net assets                                 1.17%(4)         1.60%           1.59%          1.67%          1.68%          1.89%
Portfolio turnover rate(3)                       3%             128%             97%           111%            91%           109%

(1)  Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(3)  Not annualized.

(4)  Annualized.


                                                 Berger Funds - January 29, 2002
                         Berger Small Company Growth Fund - Institutional Shares

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Investment Portfolio Trust 811-8046
(Berger Small Company Growth Fund - Institutional Shares)

                                                                        SCGIPROS

                                  BERGER FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Large Cap Value Fund
         Berger Small Cap Value Fund II

It is presently anticipated that a change in portfolio management of the following Berger Funds will occur:

         Berger Growth Fund
         Berger Large Cap Growth Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Balanced Fund
         Berger International Fund
         Berger International CORE Fund
         International Equity Fund
         Berger Information Technology Fund

The Trustees of the Berger Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.

                       BERGER INFORMATION TECHNOLOGY FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002


Effective May 17, 2002, Berger Financial Group LLC ("BFG") entered into a sub-advisory agreement for the Berger Information Technology Fund with Bay Isle Financial LLC ("Bay Isle"), a wholly owned subsidiary of BFG. Bay Isle presently uses a team approach in which no one person of the investment team is primarily responsible for the selection of the Fund's portfolio securities. BFG remains as the Fund's investment adviser and continues to provide administrative, supervisory and other services. The new sub-advisory agreement will not result in any material change in the nature or the level of advisory and administrative services provided to the Fund, nor will it result in any increase in advisory fees.

The section "Organization of the Funds" of the Prospectus is amended accordingly.

                        January 29, 2002

                        BERGER INFORMATION
                        TECHNOLOGY FUND -
                        INSTITUTIONAL SHARES
                        PROSPECTUS

                        [BERGER FUNDS LOGO]

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS and BERGER INFORMATION TECHNOLOGY FUND are registered servicemarks of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; is a servicemark of Berger Financial Group LLC; other marks referred to herein are the trademarks, servicemark, registered trademarks or registered servicemark of the respective owners thereof.

Table of Contents

BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers the class of shares designated as Institutional Shares of the Berger Information Technology Fund. These shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries, who are willing to maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase and dividend reinvestment in the account of all holders of Institutional Shares who received their shares in the Fund's reorganization on July 2, 1999.

Berger Information Technology Fund(R) - Institutional Shares ..............    4

The Fund's Goal and Principal Investment Strategies .......................    4

Principal Risks ...........................................................    4

The Fund's Past Performance ...............................................    5

Fund Expenses .............................................................    6

Investment Techniques, Securities and Associated Risks ....................    8

Risk and Investment Glossary ..............................................    8

How to Contact Us .........................................................   13

To Open an Account or Purchase Shares .....................................   14

Exchanging Shares .........................................................   16

Selling (Redeeming) Shares ................................................   18

Signature Guarantees/Special Documentation ................................   19

Information About Your Account ............................................   20

Excessive Trading .........................................................   20

Online and Telephone Considerations .......................................   20

Your Share Price ..........................................................   20

Privacy Notice ............................................................   22

Distributions and Taxes ...................................................   23

Tax-Sheltered Retirement Plans ............................................   25

Organization of the Fund ..................................................   26

Investment Managers .......................................................   26

Special Fund Structure ....................................................   26

Financial Highlights for the Fund .........................................   27

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

4

Berger Information
Technology Fund -
Institutional Shares            Ticker Symbol                             BINFX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products.

The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.

The Fund's investment manager generally looks for companies:

o  That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.


Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                     [GRAPH]

1998                                                 62.72%

1999                                                165.53%

2000                                                -27.85%

2001                                                -38.61%

BEST QUARTER:    12/31/99                            97.76%

WORST QUARTER:    3/31/01                           -41.61%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared to the Nasdaq-100 Index, the Fund's new benchmark index, and the Wilshire 5000 Index, the Fund's previous benchmark index. The Fund is changing its benchmark index so that it correlates more closely to the investment style of the Fund. The Nasdaq-100 Index is an unmanaged index, with dividends reinvested, which reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Wilshire 5000 Index is an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of either index, they are good indicators of general stock market performance. You may not invest in either index, and unlike the Fund, they do not incur fees or charges.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

6

Berger Information
Technology Fund -
Institutional Shares

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001

                                                          Life of the Fund
                                                  1 Year   (April 8, 1997)
                                                  ------  ----------------
The Fund                                          -38.61%       21.89%

Nasdaq-100                                        -32.62%       -1.37%

Wilshire 5000                                     -10.97%        9.80%

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

SHAREHOLDER TRANSACTION EXPENSES                                    %
--------------------------------                                 ----
Redemption Fee (as a percentage of amount redeemed or
exchanged if shares are held less than 6 months)                 1.00
Exchange Fee*                                                    None

* The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                       %
---------------------------------                    ----
Management fee                                        .85

Other expenses                                        .30

Total Annual Fund Operating Expenses                 1.15

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions


Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

Years                                      $
-----                                  -----
One                                      117

Three                                    365

Five                                     633

Ten                                    1,398

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

8

Investment Techniques,
Securities and Associated
Risks

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true-the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Fund is not a complete investment program but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

Risk and Investment Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. Leverage Risk

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, Liquidity and Information Risks

CONVERTIBLE SECURITIES(1) are debt or equity securities that may be converted on specified terms into stock of the issuer. Market, Interest Rate, Prepayment and Credit Risks

CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund


DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively effect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Fund's holdings.

FINANCIAL FUTURES(2) are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price. Hedging, Correlation, Opportunity and Leverage Risks

FOREIGN SECURITIES are issued by companies located outside the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. Market, Currency, Transaction, Liquidity, Information, Economic and Political Risks

FORWARD FOREIGN CURRENCY CONTRACTS(2) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. Hedging, Credit, Correlation, Opportunity and Leverage Risks

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. Market, Liquidity and Transaction Risks

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs avail-

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

10

Investment Techniques,
Securities and Associated
Risks (continued)

able for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size. Market, Liquidity and Information Risks

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds. Interest Rate, Market, Call and Credit Risks

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. Credit Risk

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS(2) are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar but settle in cash. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options. Hedging, Credit, Correlation and Leverage Risks

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS(3) occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with a Fund whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in a Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Fund will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk. Market and Liquidity Risks
SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by funds investing in small or mid-sized companies varies by fund. In general, the smaller the company, the greater its risks. Market, Liquidity and Information Risks

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities. Market and Information Risks

TEMPORARY DEFENSIVE MEASURES Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, a Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal investment strategies. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Opportunity Risk

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Fund's primary custodian.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

12

Investment Techniques,
Securities and Associated
Risks (continued)

WRITING (SELLING) COVERED CALL OPTIONS(2) is the selling of a contract to another party that gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered"). The Fund may only write call options up to 25% of its total assets. Opportunity, Credit and Leverage Risks

(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the adviser considers to be below investment grade.

(2) The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

(3) The security or technique is emphasized by the Fund.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

How to Contact Us

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Viewing electronic financial reports and prospectuses

o  Downloading applications and account servicing forms

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-960-8427

BY MAIL

Send new account applications and written correspondence to:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

Send overnight, certified or registered mail to:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105
Send purchases for existing accounts to:

Berger Funds
P.O. Box 219529
Kansas City, MO 64121-9529

IN PERSON

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

14

To Open an Account or
Purchase Shares

Minimum
-------
Initial investment                                                 $250,000

Subsequent investments                                           No minimum

BY ONLINE ACCESS

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.

BY TELEPHONE

o  INVESTOR SERVICE REPRESENTATIVE

   To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative. You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account. Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.


Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

Important notes about purchasing shares:

o  The Fund is only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com or call an Investor Service Representative.

o Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled. o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.


            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

16

Exchange Shares

BY ONLINE ACCESS

o In general, investor accounts are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:

Shares of the funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

When exchanging shares:

o Each account must be registered identically - have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account

o The Fund will deduct a 1% exchange fee from your exchange proceeds if you exchange out shares of the Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If you have purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.


            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

18

Selling (Redeeming)
Shares

BY ONLINE ACCESS

o In general, investors with non-retirement accounts are automatically eligible to sell shares online at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/ Special Documentation" section of this Prospectus.

BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

Important notes about redeeming shares:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

o The Fund is intended as a long-term investment, and not as a short-term trading vehicle. Therefore, the Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of the Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs


Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

   incurred as a result of such trading. If you have bought shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not apply to reinvested dividends and capital gains, certain retirement plan accounts, or in the case of redemptions resulting from the death of the shareholder. The Fund may modify, terminate or waive this fee at any time.

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

Signature Guarantees/Special Documentation

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if: o Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.


            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

20

Information About
Your Account

EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

Generally, all new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information.

You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or submit requests in writing.

YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Institutional Shares of the Fund is determined by adding the Institutional Shares' pro rata portion of the total value of the Fund's investments, cash and other assets, deducting the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable directly to the Institutional Shares, and then dividing that value by the total number of the Institutional Shares outstanding. Share price is calculated separately for each class of Fund shares.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.

SHAREHOLDER REPORTS

To reduce expenses, the Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. The Fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

Information About
Your Account (continued)

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's adviser or the Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

PRIVACY NOTICE

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure emails that we send you via the internet. Berger Funds' privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUNDS

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate or modify the exchange privilege at any time; (5) to not cancel a transaction once it has


            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

                                              Berger Information Technology Fund


been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Fund; (8) to reject any trade not in good order; (9) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and
(11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $250,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

Holders of Institutional Shares who received their shares in the Fund's reorganization in July 1999, will not be subject to this minimum account balance requirement in their existing accounts, but instead will be subject to the regular Berger Funds retail minimum account balance requirement of $2,000.

Distribution And Taxes

Distribution of income and gains

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Fund will distribute its investment income annually, normally in December.

The Fund reserves the right to reinvest into your account undeliverable or uncashed distribution checks that remain outstanding for six months, or dividends or distributions of less than $10. The distribution amount will be reinvested in shares of the applicable Fund at the share price next computed after the check is canceled.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

24

Information About
Your Account (continued)

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                              Berger Information Technology Fund

Tax-Sheltered Retirement Plans

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at (800) 259-2820.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

26

Organization of the Fund

Investment Managers

The following companies provide investment management and administrative services to the Fund.

Berger Financial Group LLC (BFG) (formerly Berger LLC) (210 University Blvd., Suite 800, Denver, CO 80206) is the Fund's investment adviser. BFG serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. As investment adviser, BFG is responsible for managing investment operations of the Fund. For the most recent fiscal year, the Fund paid BFG and advisory fee of 0.85% of net assets. BFG also provides administrative services to the Fund.

William F. K. Schaff, CFA, has been an investment manager for the Fund since its inception in April 1997. Mr. Schaff joined BFG as a Portfolio Manager in September 2001. Mr. Schaff co-founded and was the Chief Executive Officer and Chief Investment Officer of Bay Isle Financial Corporation. Effective December 2001, BFG acquired all outstanding shares of Bay Isle Financial Corporation and Bay Isle Financial Corporation, now Bay Isle Financial LLC, became a subsidiary of BFG. Mr. Schaff is President of Bay Isle Financial LLC ("Bay Isle"). Mr. Schaff has been managing large cap value accounts of Bay Isle clients since 1987.

PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

SPECIAL FUND STRUCTURE

On July 2, 1999, the Fund began offering two classes of shares. The Institutional Shares are offered through this prospectus and are designed for investors who maintain a minimum account balance of $250,000. Institutional Shares are also made available for purchase and dividend reinvestment to all holders of Institutional Shares who received their shares in the Fund's reorganization on July 2, 1999. The other class of shares, Investor Shares, are offered through a separate prospectus and are available to the general public with a minimum account balance of $2,500. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plan adopted by the Fund applies only to the Investor Shares. For more information on Investor Shares, please call (800) 333-1001.

For more information on the multi-class fund structure, see the SAI.

Berger Funds - January 29, 2002 Berger Information Technology Fund - Institutional Shares

                                                            Financial Highlights

Financial Highlights
for the Fund

These financial highlights are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much an investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers, LLP, independent accountants, audited the information for the seven months ended September 30, 1999 and for the years ended September 30, 2000 and 2001. Their report is included in the Fund's annual report, which is available without charge upon request. Information for the periods ended February 28, 1999 and 1998, was audited by other independent accountants.

Berger Information Technology Fund - Institutional Shares

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

                                                                  Period from                           Period from
                                                                 March 1, 1999         Year Ended   April 8, 1997(1)
                                        Years September 30,   to September 30,     February 28,to       February 28,
                                        2001(2)      2000(2)           1999(2)            1999(2)            1998(2)
                                        -------      -------  ----------------     --------------   ----------------
Net asset value, beginning of period    $ 17.67      $  8.21     $        6.34     $         4.31   $           2.86
                                        -------      -------     -------------     --------------   ----------------
From investment operations
  Net investment income (loss)            (0.07)(8)    (0.00)(5)         (0.00)(5)          (0.04)             (0.01)
  Net realized and unrealized gains
   (losses)from investments and
   foreign currency transactions         (12.56)(8)     9.51              1.97               2.07               1.46
                                        -------      -------     -------------     --------------   ----------------
Total from investment operations         (12.63)        9.51              1.97               2.03               1.45
                                        -------      -------     -------------     --------------   ----------------
Less dividends and distributions
  Distributions (from capital gains)         --        (0.05)            (0.10)                --                 --
                                        -------      -------     -------------     --------------   ----------------
Total dividends and distributions            --        (0.05)            (0.10)                --                 --
                                        -------      -------     -------------     --------------   ----------------
Net asset value, end of period          $  5.04      $ 17.67     $        8.21     $         6.34   $           4.31
                                        -------      -------     -------------     --------------   ----------------
Total Return(6,7)                        (71.48)%     115.86%            31.30%             47.13%             50.75%
                                        -------      -------     -------------     --------------   ----------------
Ratios/Supplemental Data:
  Net assets, end of period
   (in thousands)                       $15,269      $61,566     $      20,094     $       12,446   $          2,674
  Net expense ratio to average
   net assets(3)                           1.15%        1.03%             1.49%(4)           1.50%              1.50%(4)
  Ratio of net investment loss to
   average net assets                     (0.72)%      (0.76)%           (1.22)%(4)         (1.19)%            (1.01)%(4)
  Gross expense ratio to average
   net assets                              1.15%        1.03%             1.94%(4)           2.67%             12.17%(4)
  Portfolio turnover rate(6)                 80%          38%               31%                35%                33%

(1)  Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.

(6)  Not annualized.

(7)  Applicable redemption fees are not included in Total Return calculation.

(8) Per share calculations for the period were based on average shares outstanding.

            Berger Funds - January 29, 2002 Berger Information Technology Fund -
                                                            Institutional Shares

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Investment Portfolio Trust 811-8046
(Berger Information Technology Fund - Institutional Shares)            TECHIPROS

                                  BERGER FUNDS

                       SUPPLEMENT DATED SEPTEMBER 3, 2002

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger Financial Group LLC ("Berger"), announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus"). As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of the following Berger Funds, which are advised by subadvisers to Berger, will not be affected:

         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Large Cap Value Fund
         Berger Small Cap Value Fund II

It is presently anticipated that a change in portfolio management of the following Berger Funds will occur:

         Berger Growth Fund
         Berger Large Cap Growth Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Balanced Fund
         Berger International Fund
         Berger International CORE Fund
         International Equity Fund
         Berger Information Technology Fund

The Trustees of the Berger Funds, not Janus or Stilwell, will be responsible for selecting a new adviser for these funds. The Trustees have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell will be completed in the first quarter of 2003.

                        January 29, 2002

                        BERGER FUNDS
                        PROSPECTUS

                        [BERGER FUNDS LOGO]

                        BERGER INTERNATIONAL FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS is a registered servicemark of Berger Financial Group LLC; BERGER INTERNATIONAL FUND is a servicemark of Berger Financial Group LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger Financial Group LLC; other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

Table of Contents

BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. This prospectus offers shares of the Berger International Fund, which are available to the general public.

Berger International Fund(SM) ...............................................  4

The Fund's Goal and Principal Investment Strategies .........................  4

Principal Risks .............................................................  4

The Fund's Past Performance .................................................  5

Fund Expenses ...............................................................  6

Investment Techniques, Securities and Associated Risks ......................  7

Risk and Investment Table ...................................................  8

Risk and Investment Glossary ................................................  9

How to Contact Us ........................................................... 13

To Open an Account or Purchase Shares ....................................... 15

Exchanging Shares ........................................................... 18

Selling (Redeeming) Shares .................................................. 20

Signature Guarantees/Special Documentation .................................. 21

Information About Your Account .............................................. 22

Excessive Trading ........................................................... 22

Online and Telephone Considerations ......................................... 22

Your Share Price ............................................................ 22

Privacy Notice .............................................................. 24

Distributions and Taxes ..................................................... 26

Tax-Sheltered Retirement Plans .............................................. 27

Organization of the Fund .................................................... 28

Investment Managers ......................................................... 28

12b-1 Arrangements .......................................................... 29

Special Fund Structure ...................................................... 29

Financial Highlights for the Fund ........................................... 30

                       Berger Funds - January 29, 2002 Berger International Fund

4

Berger
International Fund                Ticker Symbol                            BBINX

The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.

The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The Portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. In certain unusual circumstances, the Fund may be unable to remain invested in securities of companies at the stated level. Recently, the Portfolio has been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

See "Organization of the Fund--Special Fund Structure" later in this prospectus for more information on the Fund's investment in the Portfolio.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down, and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance

The information below shows the Fund's performance through December 31, 2001.1 These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.(1)

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

1992                            10.21%

1993                            36.38%

1994                            -7.80%

1995                            18.78%

1996                            18.51%

1997                             2.90%

1998                            14.92%

1999                            30.90%

2000                           -10.36%

2001                           -22.19%

BEST QUARTER:  12/31/99         20.54%

WORST QUARTER:  9/30/98        -16.79%

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)

                                                                Life of the Fund
                        1 Year       5 Years     10 Years        (July 31, 1989)
                        ------       -------     --------       ----------------
The Fund               -22.19%         1.54%        7.73%                  8.59%
EAFE Index             -21.21%         1.17%        4.76%                  2.97%

(1) Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect the increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

                       Berger Funds - January 29, 2002 Berger International Fund

6

Berger
International Fund

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee                                                              .85

Distribution (12b-1) fee                                                    .25

Other expenses                                                              .35
                                                                           ----
Total Annual Fund Operating Expenses                                       1.45
                                                                           ====

(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include the Fund's share of the Portfolio's expenses, an administrative fee and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 INITIAL INVESTMENT

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

o  Reinvestment of all dividends and distributions

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each period would be:

YEARS                                                                          $
-----                                                                      -----
One                                                                          148

Three                                                                        459

Five                                                                         792

Ten                                                                        1,735

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Fund is not a complete investment program but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The table on the following page will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. A glossary follows. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund. The boxes will tell you:


     Y Yes, the security or technique is permitted by the Fund and is emphasized by the Fund.

         -----------------------------------------------------------------------

     <   Yes, the security or technique is permitted by the Fund.

         -----------------------------------------------------------------------

     F The restriction is fundamental to the Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

         -----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

         -----------------------------------------------------------------------

  33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

         -----------------------------------------------------------------------

[][][] Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

         -----------------------------------------------------------------------

                       Berger Funds - January 29, 2002 Berger International Fund

8

Investment Techniques,
Securities and Associated
Risks (continued)

RISK AND INVESTMENT TABLE

                                                               Berger
                                                            International
                                                                Fund
                                                            -------------
Diversification                                                  F
-------------------------------------------------------------------------
Small and mid-sized company securities                           <
Market, liquidity and information risk
-------------------------------------------------------------------------
Sector focus                                                     <
Market and liquidity risk
-------------------------------------------------------------------------
Foreign securities                                               Y
Market, currency, transaction, liquidity,
information, economic and political risk
-------------------------------------------------------------------------
Convertible securities(1)                                        <
Market, interest rate, prepayment and
credit risk
-------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                          <
Interest rate, market, call and credit risk
-------------------------------------------------------------------------
Companies with limited operating histories                       <
Market, liquidity and information risk
-------------------------------------------------------------------------
Illiquid and restricted securities                          [][][]
Market, liquidity and transaction risk
-------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                  <
Market, liquidity and information risk
-------------------------------------------------------------------------
Special situations                                               <
Market and information risk
-------------------------------------------------------------------------
Temporary defensive measures                                     <
Opportunity risk
-------------------------------------------------------------------------
Lending portfolio securities                                  33.3
Credit risk
-------------------------------------------------------------------------
Borrowing                                                      25F
Leverage risk
-------------------------------------------------------------------------
Hedging Strategies
-------------------------------------------------------------------------
Forward foreign currency contracts(2)                            Y
Hedging, credit, correlation and leverage risk
-------------------------------------------------------------------------

NOTES TO TABLE

(1) The Fund has no minimum quality standard for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-adviser considers to be below investment grade.

(2) The Fund may use forwards only for hedging. The Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's securities denominated in a particular foreign currency.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when the Fund "hedges" ~ uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to each other the way the Fund's manager expects them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default, be downgraded or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.

DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. The Fund is a diversified fund.

ECONOMIC RISK is the risk associated with the fact that foreign economies are often less diverse than the U.S. economy. This lack of diversity may lead to greater volatility and could negatively effect foreign investment values. In addition, it is often difficult for domestic investors to understand all the economic factors that influence foreign markets, thus making it harder to evaluate the Funds' holdings.

FOREIGN SECURITIES are issued by companies located outside the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

                       Berger Funds - January 29, 2002 Berger International Fund

10

Investment Techniques,
Securities and Associated
Risks (continued)

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. However, a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis.

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This magnified change can result in a loss that exceeds the amount that was invested in the contract or security.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. These related industries, or sectors, are narrowly defined segments of the economy, i.e. utilities, technology, healthcare services, telecommunications, etc. There may be additional risks associated with Funds whose investments are focused in a small number of sectors. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a Fund that does not invest in similarly related companies. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. In response to adverse market, economic, political, or other conditions, the Fund's investment manager may believe taking temporary defensive measures is warranted. When this happens, the Fund may increase its investment in government securities and other short-term securities that are inconsistent with the Fund's principal

                       Berger Funds - January 29, 2002 Berger International Fund

12

Investment Techniques,
Securities and Associated
Risks (continued)

investment strategies. In addition, certain unusual circumstances may force the Fund to temporarily depart from the investment requirement implied by its name.

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. However, custodial risks of using the depository may be minimized through analysis and continuous monitoring by the Funds' primary custodian.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

How to Contact Us

ONLINE

You can access bergerfunds.com to obtain information about Berger Funds and to perform maintenance and transactions on your account including:

o  Opening new accounts

o  Purchasing, exchanging and selling shares

o  Reviewing Fund information and performance

o  Changing your address

o  Viewing electronic financial reports, prospectuses and statements

o  Downloading applications and account servicing forms

QUICK ACCESS

You can obtain Fund prices and purchase, exchange, and sell shares using our automated phone system (voice activated or touch tone).

o  1-800-551-5849, Option 1.

BERGER INVESTOR SERVICE REPRESENTATIVES

Our Representatives can assist you with any questions and requests you have regarding your Berger Funds or CAT Portfolio accounts.

o  1-800-551-5849

                       Berger Funds - January 29, 2002 Berger International Fund

14

How to Contact Us
(continued)

BY MAIL

Send new account applications and written correspondence to:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

Send overnight, certified or registered mail to:

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

Send purchases for existing accounts to:

Berger Funds
P.O. Box 219529
Kansas City, MO 64121-9529

IN PERSON

If you are in the Denver area, please visit our Investor Center.

Cherry Creek Shopping Center
3000 E. 1st Avenue, 1st Level
Denver, Colorado 80206

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

To Open an Account or
Purchase Shares

Minimum Initial Investments*
----------------------------
Regular investment                            $2,500

Low Minimum Investment Plan                   $   50

IRA                                           $  500

Minimum Subsequent Investments*
-------------------------------
Regular investment                            $   50

Regular systematic investment                 $   50

Low Minimum Investment Plan                   $   50
   (required monthly systematic investments)

*These minimums must be met in each individual Fund account in which you invest.

BY ONLINE ACCESS

o  You may open most types of accounts online at bergerfunds.com.

o Investors who establish electronic transfer privileges may make subsequent investments online. Berger Funds will automatically debit your designated bank account for payment.

BY MAIL

o If you are opening a new account, complete and sign the appropriate application and make your check payable to Berger Funds for the amount you want to invest. Send the application and check in the envelope provided.

o To add to an existing account, use the Invest by Mail slip attached to your statement. If you do not have an Invest by Mail slip, note your fund and account number on your check and mail to the appropriate address.

                       Berger Funds - January 29, 2002 Berger International Fund

16

To Open an Account or
Purchase Shares
(continued)

BY TELEPHONE

o  Quick Access

   Investors who establish electronic transfer privileges may make additional purchases through our automated phone system.

o  Investor Service Representative

   To add to an existing account, you may place an order for additional shares by calling an Investor Service Representative.

   You may pay for your shares by overnight delivery of a check, by wire, or if you have electronic transfer privileges, through an automatic debit to your bank account.

   Payments must be received within three business days. Orders not paid for on time will be canceled, and shares may be redeemed from your account to compensate for any decline in the value of the shares canceled.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Berger Funds will automatically debit your designated bank account for payment. If no date is specified on your application, investments will be made on the 20th of each month.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but prefer a dollar cost averaging approach rather than a higher lump sum initial investment. Systematic monthly investments must be made until the value of each fund account opened under the Plan meets the required minimum (refer to the "Account Minimums" section of this Prospectus).

o You may also buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck invested directly into your account.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

Important notes about purchasing shares:

o  The Fund is only available to U.S. citizens or residents.

o You should read and understand the Fund's current prospectus before investing.

o Your check must be made payable to Berger Funds and must be made in U.S. dollars drawn on U.S. banks.

o Cash, credit cards, third party checks, credit card convenience checks, money orders, travelers checks or checks drawn on foreign banks will not be accepted.

o You may also pay for additional shares by wiring money from your bank account to your Fund account. For current wire instructions, visit bergerfunds.com, call Quick Access or call an Investor Service Representative.

o If your check or electronic funds transfer does not clear for any reason, your purchase will be canceled.

o If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

o We may make additional attempts to debit your bank account for any failed online, telephone or systematic purchases. You are liable for any potential costs associated with these additional attempts.

                       Berger Funds - January 29, 2002 Berger International Fund

18

Exchanging Shares

BY ONLINE ACCESS

o Investors are automatically eligible to exchange shares online at bergerfunds.com.

BY MAIL

o To exchange all or part of your shares, send a written request indicating the name of the Fund(s) you are selling from, the name of the Fund(s) you are purchasing into, your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE

o To exchange all or a portion of your shares into any other available Berger Fund or Cash Account Trust Portfolio (CAT Portfolio), call Quick Access or an Investor Service Representative.

BY SYSTEMATIC EXCHANGE PLAN

o Shares may be exchanged automatically ($50 minimum) between funds monthly, quarterly, semi-annually or annually. You can select the frequency and day of the month for the exchanges to occur. If no date is specified on your request, exchanges will be made on the 20th of each month.

o If the balance in the Fund account you are exchanging from falls below the normal Systematic Exchange Plan amount, all remaining shares will be exchanged and the program will be discontinued.

Important notes about exchanging shares:

Shares of the funds described in this prospectus may be exchanged for shares of any other Berger Fund or for money market shares in the Cash Account Trust Portfolios (the CAT Portfolios). There are three CAT Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger Financial Group LLC. Berger Financial Group LLC is compensated for administrative services it performs with respect to accounts in the CAT Portfolios.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

When exchanging shares:

o Each account must be registered identically ~ have the same ownership and addresses.

o Each Berger Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o Generally, you may exchange out of each of the Berger Funds up to four times per calendar year (systematic exchanges excluded). At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o You are responsible for obtaining and reading the current prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio must meet the Fund's or Portfolio's initial and subsequent investment minimums, or be equal to the total value of the account.

                       Berger Funds - January 29, 2002 Berger International Fund

20

Selling (Redeeming)
Shares

BY ONLINE ACCESS

o Investors with non-retirement accounts are automatically eligible to sell shares at bergerfunds.com.

BY MAIL

o To sell all or part of your shares, send a written request indicating the name of the Fund(s), your account number, the dollar amount or the number of shares you are selling and a daytime telephone number to the appropriate address.

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o Include any necessary Signature Guarantees. Refer to the "Signature Guarantees/ Special Documentation" section of this Prospectus.

BY TELEPHONE

o Investors with non-retirement accounts are automatically eligible to sell shares by telephone. To sell all or a portion of your shares, call Quick Access or an Investor Service Representative.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in the Fund worth at least $5,000.

Important notes about redeeming shares:

o Generally, payment for your redeemed shares will be sent to you within seven days after receipt of your redemption request in good order. Payment may be made by check, wire, or electronic funds transfer.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer. Your bank may charge an additional fee to receive the wire transfer. A wire transfer will be sent the next bank business day after receipt of your order, and an electronic funds transfer will be sent the second bank business day after receipt of your order.

o Please see the Signature Guarantees/Special Documentation section for signature guarantee requirements.

o Proceeds from the redemption of shares purchased by check or electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

o Interest will not be paid for amounts represented by uncashed distribution or redemption checks.

Signature Guarantees/Special Documentation

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your request must be in writing and accompanied by a Signature Guarantee if:

o  Your redemption request exceeds $100,000.

o You request that your redemption be made payable to anyone other than the registered owner(s).

o You request that payment of your redemption be sent to a bank that is not already on file for redemption privileges.

o  You want to change the bank on file for redemption privileges.

o You request that payment of your redemption be mailed to an address that has been changed within 15 days of your redemption request or to an address other than the one of record.

o You declined telephone or online options on your new account application and wish to add them at a later time.

o  You wish to add or remove owners on your account.

Berger Funds reserves the right to require Signature Guarantees under certain other circumstances.

You can obtain a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians.

                       Berger Funds - January 29, 2002 Berger International Fund

22

Information About
Your Account

EXCESSIVE TRADING

The Fund does not permit excessive, short-term or other abusive trading practices due to the potential negative impact upon portfolio management strategies and overall Fund performance. The Fund reserves the right to reject any purchase or exchange order and to revoke the exchange privilege from any investor that, in the Fund's opinion, engages in trading that may be disruptive to the Fund, or who has a history of excessive trading. Accounts under common ownership or control may be considered together when evaluating the trading history.

ONLINE AND TELEPHONE CONSIDERATIONS

Generally, all new accounts are automatically granted online and telephone transaction privileges unless explicitly declined in writing, either on the account application or by written notice. Bergerfunds.com and Quick Access may restrict account access and transaction capabilities for certain types of accounts. Please contact a representative for more information. You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. You should promptly review all confirmation statements for accuracy.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

In times of extreme economic conditions, market conditions, or other events, we may experience unusually high call volumes, making it difficult to reach a Berger Funds representative. Please consider using our transaction functionality on bergerfunds.com or Quick Access, or submit requests in writing.

YOUR SHARE PRICE

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share prices are not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith, at fair value using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Portfolio's securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

You will receive transaction confirmation statements reflecting the share price, dollar amount and number of shares associated with your transactions. Fractional shares will be calculated to three decimal places. Reinvestment of fund distributions, Systematic Investment Plan purchases and Systematic Withdrawal Plan redemptions are only confirmed on quarterly statements. You may sign up to receive your statements electronically at bergerfunds.com.

SHAREHOLDER REPORTS

To reduce expenses, the Fund may mail only one copy of notices, financial reports, prospectuses and proxy statements to investors who share an address, even if the accounts are registered under different names. To automatically receive your own copy or, if at any time you want to request separate copies for individual account holders, you may do so by calling an Investor Service Representative. Your request to receive additional copies will take effect within 30 days. The Fund will continue to send only one copy of these documents unless you withdraw your consent.

SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates are no longer issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the unsigned certificate along with your redemption or exchange request, and send it to Berger Funds by registered mail. If you have lost your certificate, please call an Investor Service Representative.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments that are not applicable if you buy shares directly from the Fund.

                       Berger Funds - January 29, 2002 Berger International Fund

24

Information About
Your Account (continued)

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's adviser or the Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

PRIVACY NOTICE

To service your account, the Fund may collect personal information from you. Personal information includes information you provide when opening an account or when requesting investment literature, such as your name and address. Personal information also includes your account balance and transaction information.

The Fund does not share, distribute or sell this information to any outside company or individual without permission. Your personal information is used only to service or maintain your account, including providing you with information on Berger Funds' products and services. We will not disclose your personal information to third parties, other than to service your account as permitted by law, nor sell your personal information to third parties. Nor do we provide your personal information to third parties for their marketing purposes. We may disclose information as required by the Securities and Exchange Commission and other federal and state regulatory agencies.

The Fund recognizes the importance of protecting your personal and financial information entrusted to us. Thus, we restrict access to your personal and financial data to those authorized to service your account. These personnel, like all personnel, are subject to a strict employment policy regarding confidentiality. To further ensure your privacy, our web site uses 128-bit internet security encryption protocol. As an added measure, we do not include personal or account information in nonsecure e-mails that we send you via the internet. Berger Funds privacy policy may be changed or modified at any time.

RIGHTS RESERVED BY THE FUND

Berger Funds and their agents reserve certain rights including the following:
(1) to waive or reduce investment minimums and fees; (2) to increase investment minimums following notice; (3) to refuse any purchase or exchange order; (4) to terminate of modify the exchange privilege at any time; (5) to not cancel a transaction once it has been submitted; (6) to discontinue offering shares of a Fund; (7) to close any account if it is believed the shareholder is engaging in activities which may be detrimental to the Fund; (8) to reject any trade not in good order; (9) to freeze any account and

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

suspend account services when notice has been received of a dispute between the registered or beneficial account owners, or there is reason to believe a fraudulent transaction may occur, or if ordered to do so by a governmental agency; (10) to act on instructions believed to be genuine; and (11) to suspend temporarily shareholder services and telephone transactions, in case of an emergency.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

ACCOUNT MINIMUMS

The Fund may charge a $10 annual fee to all accounts (except IRA and UGMA/UTMA accounts) with balances that are under the account minimums as follows:

o Regular investment accounts with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established before October 1, 2001 with a balance of less than $2,000 that are not making systematic monthly investments.

o Low Minimum Investment Plan accounts established on or after October 1, 2001 with a balance of less than $2,500 that are not making systematic monthly investments.

The annual fee is normally assessed in December and is designed to help offset the proportionately higher costs of maintaining accounts with lower balances. This fee will apply to accounts that have been over the stated minimum at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirements applicable to them as described may also be subject to involuntary redemption by the Fund.

REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $2,000--but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given at least 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account to or above the minimum.

                       Berger Funds - January 29, 2002 Berger International Fund

26

Information About
Your Account (continued)

Distributions and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by the Portfolio. The Fund will distribute its investment income annually, normally in December.

The Fund reserves the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months,or distributions of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is canceled.

BUYING A DISTRIBUTION

Unless you have a tax-deferred account, purchasing shares in an account shortly before a distribution occurs is called "buying a dividend." Income taxes must be paid in taxable accounts on any distributions, regardless of whether the distribution was reinvested or received in cash. This tax liability is incurred whether the actual value of your account increased, decreased or remained the same after your share purchase.

Throughout the period covered by a distribution, funds may build up taxable gains on securities sold at a profit. Any shareholders of record on the "record" date receive the applicable distributions, even if they did not own the shares when the actual gains occurred.

In other words, "buying a dividend" results in you incurring the full tax liability for the entire distribution period, even though you may not have participated in the gains realized by the portfolio.

YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund in any non-retirement account whether you reinvest them in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax adviser about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

TAX-SHELTERED RETIREMENT PLANS

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Coverdell Education Savings Account (formerly the Education IRA account) or other retirement plans, please call or write to Berger Funds. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at (800) 259-2820.

                       Berger Funds - January 29, 2002 Berger International Fund

28

Organization of the Fund

Investment managers

The following companies provide investment management and administrative services to the Fund.

Berger Financial Group LLC (BFG) (formerly Berger LLC) (210 University Blvd., Suite 800, Denver, CO 80206) serves as investment adviser, sub-adviser or administrator to mutual funds and institutional investors. BFG has been in the investment advisory business since 1974. As investment adviser, BFG oversees, evaluates and monitors the investment advisory services provided by Bank of Ireland Asset Management (U.S.) Limited as sub-adviser. For the most recent fiscal year, the Fund's Portfolio paid the adviser a fee of 0.85% of net assets. BFG also provides administrative services to the Fund.

Bank of Ireland Asset Management (U.S.) Limited (BIAM), (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment adviser or sub-adviser to pension and profit-sharing plans and other institutional investors and mutual funds. As sub-adviser, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.

BIAM, using a team approach, has been the investment manager for the Portfolio since its inception in 1996. BIAM is the sub-adviser to the Portfolio and is part of Bank of Ireland's asset management group, established in 1966. Most of the team of investment professionals have been with the group for at least ten years.

PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

Berger Funds - January 29, 2002 Berger International Fund

                                                       Berger International Fund

12b-1 Arrangements

The Fund is a "no-load" fund, meaning that you pay no sales load or commissions when you buy or sell Fund shares. However, the Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of those shares. Berger Financial Group LLC is entitled to be paid a fee under the plan of 0.25% of the Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

Special Fund Structure

The Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger International CORE Fund. The International Equity Fund has a minimum balance requirement of $1,000,000 and the Berger International CORE Fund has a minimum balance requirement of $250,000. Each Fund has its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.

The fund may withdraw its investment in the Portfolio at any time, if the trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment adviser. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

For more information on the master/feeder fund structure, see the SAI.

                       Berger Funds - January 29, 2002 Berger International Fund

30

Financial Highlights
for the Fund

The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.

Berger International Fund
For a Share Outstanding Throughout the Periods

                                                                                                                    PERIOD FROM
                                                                                                                 OCTOBER 11, 1996(1)
                                                                YEARS ENDED SEPTEMBER 30,                         TO SEPTEMBER 30,
                                                      2001            2000(7)           1999           1998             1997
                                                   ----------       ----------       ----------     ----------       ----------
Net asset value, beginning of period               $    13.69       $    12.51       $    10.06     $    11.46       $    10.00
                                                   ----------       ----------       ----------     ----------       ----------
From investment operations
  Net investment income (loss)                           0.38            (0.00)(8)        (0.07)          0.50             0.05
  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from Portfolio                (4.05)            1.18             3.01          (1.46)            1.41
                                                   ----------       ----------       ----------     ----------       ----------
Total from investment operations                        (3.67)            1.18             2.94          (0.96)            1.46
                                                   ----------       ----------       ----------     ----------       ----------
Less dividends and distributions
  Dividends (from net investment income)                   --               --            (0.47)         (0.06)              --
  Distributions (from capital gains)                    (0.11)              --            (0.02)         (0.38)              --
  Distributions (in excess of capital gains)            (0.77)              --               --             --               --
                                                   ----------       ----------       ----------     ----------       ----------
Total dividends and distributions                       (0.88)              --            (0.49)         (0.44)              --
                                                   ----------       ----------       ----------     ----------       ----------
Net asset value, end of period                     $     9.14       $    13.69       $    12.51     $    10.06       $    11.46
                                                   ----------       ----------       ----------     ----------       ----------
Total Return(3)                                        (28.43)%           9.43%           29.64%         (8.46)%          14.60%
                                                   ----------       ----------       ----------     ----------       ----------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)         $   26,773       $   38,425       $   23,014     $   16,515       $   18,673
  Net expense ratio to average net assets(4),(5)         1.45%            1.71%            1.76%          1.80%            1.90%(2)
  Ratio of net investment income to
   average net assets                                    1.67%           (0.00)%          (0.01)%         2.20%            0.61%(2)
  Gross expense ratio to average net assets             51.45%            1.71%            1.77%          1.83%            1.99%(2)
  Portfolio turnover rate(3),(6)                           41%              31%              16%            17%              17%

(1)  Commencement of investment operations.

(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8)  Amount represents less than $0.01 per share.

Berger Funds - January 29, 2002 Berger International Fund

                                                            Financial Highlights

The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect any increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown.

The table covers the period from the beginning of the pool through October 11, 1996 when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.

International Equity Pool

Adjusted Selected Data (Unaudited)

For a Share Outstanding Throughout the Periods Presented

                                      PERIOD FROM
                                    JANUARY 1, 1996                              YEAR ENDED DECEMBER 31,
                                    TO OCTOBER 11,    ----------------------------------------------------------------------------
                                        1996(2)          1995         1994          1993         1992         1991         1990
                                    ---------------   ----------   ----------    ----------   ----------   ----------   ----------
Per Share Data:(3)
Net asset value, beginning
 of period                            $     8.94      $     7.52   $     8.16    $     5.98   $     5.43   $     4.80   $     5.00
                                      ----------      ----------   ----------    ----------   ----------   ----------   ----------
From investment operations
  Net investment income (loss)              0.11            0.12         0.06          0.10         0.08         0.08         0.06
  Net realized and unrealized
   gain (loss) on investments               0.95            1.30        (0.70)         2.08         0.47         0.55        (0.26)
                                      ----------      ----------   ----------    ----------   ----------   ----------   ----------
Total from investment operations            1.06            1.42        (0.64)         2.18         0.55         0.63        (0.20)
                                      ----------      ----------   ----------    ----------   ----------   ----------   ----------
Net asset value, end of period        $    10.00      $     8.94   $     7.52    $     8.16   $     5.98   $     5.43   $     4.80
                                      ----------      ----------   ----------    ----------   ----------   ----------   ----------
Total Return(3)                            11.91%          18.78%       (7.80)%       36.38%       10.21%       13.18%       (4.11)%
                                      ----------      ----------   ----------    ----------   ----------   ----------   ----------
Ratios Supplemental Data:
  Net assets, end of period
  (in thousands)                      $    4,482      $    5,662   $    6,215    $    5,495   $    3,016   $    2,364   $    1,201
Net expense ratio to average
  net assets(3),(4)                         1.78%(5)        1.78%        1.78%         1.78%        1.78%        1.78%        1.78%
Ratio of net income (loss)
    to average net assets(3)                1.11%(5)        1.03%        0.42%         0.92%        0.78%        1.26%        0.79%
Gross expense ratio to average
  net assets(3)                             1.83%(5)        1.83%        1.83%         1.83%        1.83%        1.83%        1.83%
Portfolio turnover rate                       30%             34%          62%           41%          36%          27%          31%

                                      PERIOD FROM
                                    JULY 31, 1989(1)
                                    TO DECEMBER 31,
                                         1989
                                    ----------------
Per Share Data:(3)
Net asset value, beginning
 of period                             $     4.11
                                       ----------
From investment operations
  Net investment income (loss)               0.02
  Net realized and unrealized
   gain (loss) on investments                0.87
                                       ----------
Total from investment operations             0.89
                                       ----------
Net asset value, end of period         $     5.00
                                       ----------
Total Return(3)                             21.80%
                                       ----------
Ratios Supplemental Data:
  Net assets, end of period
  (in thousands)                       $      916
Net expense ratio to average
  net assets(3),(4)                          1.78%(5)
Ratio of net income (loss)
    to average net assets(3)                (0.47)%(5)
Gross expense ratio to average
  net assets(3)                              1.83%(5)
Portfolio turnover rate                       413%

(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Adviser of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.

                       Berger Funds - January 29, 2002 Berger International Fund

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds
P.O.Box 219958
Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C.For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Worldwide Funds Trust 811-07669
(Berger International Fund)
                                                                        INTLPROS

                       STATEMENT OF ADDITIONAL INFORMATION

                              JANUS INVESTMENT FUND


                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 1-800-525-3713

       This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated ___________, 2003 for the Special Meetings of Shareholders of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Information Technology Fund and Berger International Fund to be held on March 7, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Janus Funds, P.O. Box 173375, Denver, Colorado 80217-3375, or by calling toll-free 1-800-525-3713. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

       Further information about the Janus Funds is contained in and incorporated by reference to the Janus Funds' Statements of Additional Information ("SAIs") dated February 25, 2002, as amended and/or supplemented, insofar as they relate to the Janus Funds participating in the Reorganizations. No other parts of the SAIs are incorporated by reference herein. The audited financial statements and related independent accountant's report for the Janus Funds contained in the Annual Report for the fiscal year ended October 31, 2002, are hereby incorporated herein by reference insofar as they relate to the Janus Funds participating in the Reorganizations. No other parts of the Annual Report are incorporated by reference herein.

       The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Janus Olympus Fund and Janus Venture Fund as if the Reorganizations involving those Funds had been consummated on October 31, 2002.

       Further information about the Berger Funds is contained in and incorporated by reference to the Berger Funds' Statements of Additional Information dated January 29, 2002, insofar as they relate to the Berger Funds participating in the Reorganizations. The audited financial statements and related independent accountant's report for the Berger Funds contained in the Annual Report for the fiscal year ended September 30, 2002, are incorporated herein by reference insofar as they relate to the Berger Funds participating in the Reorganizations.

       The date of this Statement of Additional Information is __________, 2003.

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002


                                                                    SHARES

                                                   BERGER            JANUS
                                                GROWTH FUND      OLYMPUS FUND       COMBINED 1
Common Stock - 91.3%
Aerospace and Defense - 1.6%
Airlines - 1.7%                                       --           526,220            526,220
Applications Software - 1.6%                          --         2,956,460          2,956,460
                                                  72,719                --             72,719
                                                 423,955           298,570            722,525
Automotive - Medium and Heavy
  Duty Trucks - 0.1%
                                                  47,759                --             47,759
Broadcast Services and
  Programming - 1.1%
                                                      --           755,200            755,200
Building -
  Mobile/Manufactured/RV - 0.1%
                                                  60,386                --             60,386
Building -
  Residential/Commercial - 0.1%
                                                   9,025                --              9,025
Cable Television - 1.1%
                                                      --         1,274,575          1,274,575
Casino Hotels - 1.3%
                                                  62,176                --             62,176
                                                      --         1,025,175          1,025,175
Casino Services - 0.2%
                                                  52,568                --             52,568
Chemicals - Specialty - 0.1%
                                                  68,324                --             68,324
Collectibles - 0.1%
                                                  96,835                --             96,835
Commercial Banks - 0.5%
                                                  61,917                --             61,917
                                                  82,369                --             82,369
                                                 104,653                --            104,653
                                                  63,590                --             63,590
                                                  92,749                --             92,749
Commercial Services - 1.1%
                                                      --           200,760            200,760
                                                      --           465,565            465,565
Commercial Services - Finance - 0.1%
                                                  19,647                --             19,647
                                                  59,750                --             59,750
Computer Services - 0.4%
                                                 151,047                --            151,047
                                                      --           344,960            344,960
Computers - 0.4%
                                                 329,738                --            329,738
Computers - Integrated Systems - 0.1%
                                                 137,816                --            137,816
Consulting Services - 0.3%
                                                  91,361                --             91,361
                                                 139,615                --            139,615
Consumer Products - Miscellaneous - 0.1%
                                                 102,149                --            102,149
Containers - Paper and Plastic - 1.8%
                                                      --         2,336,410          2,336,410
Cosmetics and Toiletries - 5.3%
                                                      --         1,113,350          1,113,350
                                                      --           744,940            744,940


                                                              MARKET VALUE


                                               BERGER            JANUS
                                             GROWTH FUND      OLYMPUS FUND         COMBINED
General Dynamics Corp.                                --        41,639,789         41,639,789
Southwest Airlines Co.                                --        43,164,316         43,164,316
Intuit, Inc.*                                  3,775,570                            3,775,570
Microsoft Corp.*                              22,668,874        15,964,538         38,633,412
Oshkosh Truck Corp.                            2,719,875                --          2,719,875
Clear Channel Communications, Inc.*                   --        27,980,160         27,980,160
Winnebago Industries, Inc.                     2,737,297                --          2,737,297
NVR, Inc.*                                     3,059,475                --          3,059,475
Comcast Corp. - Special Class A*                      --        29,327,971         29,327,971
Harrah's Entertainment, Inc.*                  2,611,392                            2,611,392
MGM Mirage, Inc.*                                               31,882,942         31,882,942
International Game Technology*                 3,953,639                --          3,953,639
Cabot Microelectronics Corp.*                  3,101,226                --          3,101,226
Action Performance Companies, Inc.*            1,998,674                --          1,998,674
Commerce Bancorp, Inc.                         2,842,609                --          2,842,609
East West Bancorp, Inc.                        2,841,731                --          2,841,731
Pacific Capital Bankcorp.                      2,807,840                --          2,807,840
UCBH Holdings, Inc.                            2,663,785                --          2,663,785
United Bankshares, Inc.                        2,802,875                --          2,802,875
Iron Mountain, Inc.*                                  --         5,663,440          5,663,440
Weight Watchers International, Inc.*                  --        22,044,503         22,044,503
H&R Block, Inc.                                  871,934                --            871,934
Deluxe Corp.                                   2,761,645                --          2,761,645
Sungard Data Systems, Inc.*                    3,348,712                --          3,348,712
BISYS                                                 --         6,174,784          6,174,784
Dell Computer Corp.*                           9,433,804                --          9,433,804
Intergraph Corp.*                              2,535,814                --          2,535,814
The Corporate Executive Board Co.*             3,032,272                --          3,032,272
FTI Consulting, Inc.*                          5,807,984                --          5,807,984
Jarden Corp.*                                  2,444,426                --          2,444,426
Pactiv Corp.*                                         --        46,354,374         46,354,374
Avon Products, Inc.                                   --        53,986,342         53,986,342
Colgate-Palmolive Co.                                 --        40,956,801         40,956,801


-------------

1  No adjustments will be made as a result of the transaction.

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002

                                                                               SHARES

                                                                 BERGER          JANUS
                                                               GROWTH FUND    OLYMPUS FUND   COMBINED
                                                                      --         421,750       421,750
                                                                      --         357,250       357,250
Data Processing and Management -- 1.3%                           105,031       1,000,883     1,105,914
Diagnostic Kits -- 0.1%                                           93,253              --        93,253
Diversified Financial Services -- 1.6%                                --       1,113,930     1,113,930
Diversified Operations -- 3.1%                                    51,446         210,700       262,146
                                                                 711,162       1,105,190     1,816,352
                                                                  70,888              --        70,888
E-Commerce/Services -- 0.1%                                       57,851              --        57,851
Electronic Components -- Miscellaneous -- 0.1%                    99,681              --        99,681
Electronic Components -- Semiconductors -- 1.3%                  839,072              --       839,072
                                                                      --       1,272,790     1,272,790
Electronic Measuring Instruments -- 0.2%                          64,529              --        64,529
                                                                 126,785              --       126,785
Entertainment Software -- 1.4%                                    84,840         425,500       510,340
                                                                 159,081              --       159,081
Fiduciary Banks -- 1.2%                                               --         692,105       692,105
                                                                      --         383,195       383,195
Filtration/Separation Products -- 0.1%                            93,500              --        93,500
Finance -- Consumer Loans -- 0.9%                                     --         236,570       236,570
Finance -- Credit Card -- 0%                                      20,629              --        20,629
Finance -- Investment Bankers/Brokers -- 1.3%                         --         480,390       480,390
Finance -- Mortgage Loan Banker -- 2.2%                          178,695         671,150       849,845
Financial Guarantee Insurance -- 1.4%                                 --         884,330       884,330
Food -- Retail -- 2.2%                                            61,536       1,165,598     1,227,134



                                                                            MARKET VALUE

                                                                 BERGER          JANUS
                                                               GROWTH FUND    OLYMPUS FUND   COMBINED
Estee Lauder Companies, Inc. -- Class A                                --      12,281,360    12,281,360
Proctor & Gamble Co.                                                   --      31,598,762    31,598,762
Fiserv, Inc.*                                                   3,281,168      31,267,585    34,548,753
Biosite, Inc.*                                                  2,693,147              --     2,693,147
Citigroup                                                              --      41,159,713    41,159,713
3M Co.                                                          6,530,555      26,746,258    33,276,813
General Electric Co.                                           17,956,841      27,906,048    45,862,889
Roper Industries, Inc.                                          2,736,277              --     2,736,277
eBay, Inc.*                                                     3,658,497              --     3,658,497
Gentex Corp.*                                                   2,938,596              --     2,938,596
Intel Corp.                                                    14,515,946              --    14,515,946
Texas Instruments, Inc.                                                --      20,186,449    20,186,449
Flir Systems, Inc.*                                             3,054,158              --     3,054,158
Itron, Inc.*                                                    2,775,324              --     2,775,324
Electronic Arts, Inc.*                                          5,524,781      27,708,560    33,233,341
Take-Two Interactive Software, Inc.*                            4,101,108              --     4,101,108
Bank of New York Company, Inc.                                         --      17,994,730    17,994,730
Northern Trust Corp.                                                   --      13,342,850    13,342,850
Clarcor, Inc.                                                   2,890,085              --     2,890,085
SLM Corp.                                                              --      24,305,202    24,305,202
Capital One Financial Corp.                                       628,566              --       628,566
Goldman Sachs Group, Inc.                                              --      34,395,924    34,395,924
Fannie Mae                                                     11,947,548      44,873,089    56,820,637
MGIC Investment Corp.                                                  --      37,106,487    37,106,487
Whole Foods Market, Inc.*                                       2,870,901      54,379,809    57,250,710

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002

                                                                                            Shares

                                                                                           Janus Olympus
                                                            Berger Growth Fund                  Fund                       Combined
Food - Wholesale/Distribution - 1.2%
                                                                88,633                                -                      88,633
                                                                     -                          876,900                     876,900
Hazardous Waste Disposal - 0.6%
                                                                81,457                          356,815                     438,272
Health Care Cost Containment - 1.4%
                                                               169,510                                -                     169,510
                                                                     -                        1,155,486                   1,155,486
Home Furnishings - 0.1%
                                                               113,733                                -                     113,733
Hotels and Motels - 2.1%
                                                                     -                          591,850                     591,850
                                                                     -                          636,270                     636,270
                                                                     -                          819,550                     819,550
Human Resources - 1.1%
                                                                     -                          867,475                     867,475
Insurance Brokers - 0.2%
                                                                83,533                                -                      83,533
                                                                58,243                                -                      58,243
Leisure & Recreation Products - 0.1%
                                                               134,999                                -                     134,999
Life and Health Insurance - 1.4%
                                                               105,534                        1,048,650                   1,154,184
Machine - Tools & Related Products - 0.1%
                                                               101,524                                -                     101,524
Machinery - Farm - 0.1%
                                                               108,687                                -                     108,687
Medical - Biomedical and Genetic - 2.7%
                                                                     -                        1,017,215                   1,017,215
                                                                     -                          689,070                     689,070
Medical - Drugs - 5.8%
                                                                44,260                          349,255                     393,516
                                                               615,790                        1,618,850                   2,234,640
                                                               204,624                                -                     204,624
                                                                     -                          475,185                     475,185
Medical - Generic Drugs - 0.1%
                                                                45,499                                -                      45,499
Medical - HMO - 1.4%
                                                                78,653                          262,090                     340,743
                                                                74,577                                -                      74,577
Medical - Hospitals - 1.3%
                                                               150,163                                -                     150,163
                                                               101,388                          802,142                     903,630
Medical - Outpatient/Home Care - 0.3%
                                                                88,989                                -                      88,989
                                                               208,077                                -                     208,077
Medical - Wholesale Drug Distribution - 0.1%
                                                                43,027                                -                      43,027
Medical Instruments - 3.1%
                                                                87,708                                -                      87,708
                                                                     -                          425,715                     425,715
                                                                     -                        1,421,870                   1,421,870
Medical Labs & Testing Services - 0.1%
                                                               118,600                                -                     118,600
Performance Food Group Co.*                                  3,296,261                                -                   3,296,261
Sysco Corp.                                                          -                       27,780,192                  27,780,192

Stericycle, Inc.*                                            2,712,518                       11,881,940                  14,594,458

Caremark Rx, Inc.*                                           3,000,327                                -                   3,000,327
McKesson Corp.                                                       -                       34,445,008                  34,445,008
                                                                                                                                  -
La-Z-Boy, Inc.                                               2,706,845                                -                   2,706,845
                                                                                                                                  -
Fairmont Hotels and Resorts, Inc. (New York Shares)                  -                       14,535,836                  14,535,836
Four Seasons Hotels, Inc.                                            -                       20,901,469                  20,901,469
Starwood Hotels & Resorts Worldwide, Inc.                            -                       19,095,515                  19,095,515
                                                                                                                                  -
Manpower, Inc.                                                       -                       29,580,897                  29,580,897
                                                                                                                                  -
Brown & Brown, Inc.                                          2,539,403                                -                   2,539,403
Hilb, Rogal & Hamilton Co.                                2,387,963.00                                -                   2,387,963
                                                                                                                                  -
Multimedia Games, Inc*                                    2,996,977.80                                -                   2,996,978
                                                                                                                                  -
AFLAC, Inc.                                                  3,212,455                       31,920,906                  35,133,361
                                                                                                                                  -
Lincoln Electric Holdings, Inc.                              2,389,875                                -                   2,389,875
                                                                                                                                  -
Agco Corp.*                                                  2,760,650                                -                   2,760,650
                                                                                                                                  -
Amgen, Inc.*                                                         -                       47,361,530                  47,361,530
Genentech, Inc. *                                                    -                       23,490,396                  23,490,396
                                                                                                                                  -
Forest Laboratories, Inc*                                    4,337,037                       34,223,497                  38,660,534
Pfizer, Inc.                                                19,563,648                       51,430,865                  70,994,513
Priority Healthcare Corp. - Class B*                         4,970,317                                -                   4,970,317
Teva Pharmaceutical Industries, Ltd. (ADR)                           -                       36,793,575                  36,793,575
                                                                                                                                  -
Barr Laboratories, Inc.*                                     2,676,706                                -                   2,676,706
                                                                                                                                  -
UnitedHealth Group, Inc.                                  7,153,490.35                       23,837,085                  30,990,675
Wellpoint Health Networks, Inc.*                          5,608,936.17                                -                   5,608,936
                                                                                                                                  -
HCA, Inc.                                                 6,530,588.87                                -                   6,530,589
Tenet Healthcare Corp.*                                   2,914,905.00                       23,061,582                  26,976,487
                                                                                                                                  -
Amsurg Corp.*                                                2,479,234                                -                   2,479,234
Apria Healthcare Group, Inc.*                                5,074,998                                -                   5,074,998
                                                                                                                                  -
AmerisourceBergen Corp.                                      3,061,371                                -                   3,061,371
                                                                                                                                  -
St. Jude Medical, Inc.*                                      3,123,282                                -                   3,123,282
Guidant Corp.*                                                       -                       12,588,393                  12,588,393
Medtronic, Inc.                                                                              63,699,776                  63,699,776
                                                                                                                                  -
Covance, Inc.*                                               2,642,408                                -                   2,642,408

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002

                                                                            SHARES

                                                         Berger Growth   Janus Olympus
                                                             Fund            Fund              Combined
Medical Products - 2.3%
                                                              50,001                --            50,001
                                                             327,260                --           327,260
                                                              82,200                --            82,200
                                                              85,121           764,880           850,001
Medical Sterilization Products - 0.3%
                                                                  --           335,435           335,435
Motorcycle and Motor Scooter Manufacturing - 2.7%
                                                              84,395         1,261,865         1,346,260
Multimedia - 1.6%
                                                                  --         2,054,100         2,054,100
                                                                  --           252,655           252,655
Networking Products - 0.4%
                                                             963,117                --           963,117
Non-hazardous Waste Disposal - 0.1%
                                                              70,144                --            70,144
Oil Companies - Exploration and Production - 10%
                                                                  --           577,180           577,180
Oil Companies - Integrated - 2.5%
                                                                  --         1,308,616         1,308,616
                                                                  --           378,695           378,695
Optical Supplies - 1.6%
                                                                  --           993,180           993,180
Pharmacy Service - 0.1%
                                                              58,713                --            58,713
Physical Practice Management - 0.1%
                                                              74,122                --            74,122
Publishing - Newspapers - 1.5%
                                                                  --           803,440           803,440
Recreational Vehicles - 0.1%
                                                              36,165                --            36,165
Reinsurance - 1.1%
                                                                  --               383               383
REITS - Outlet Centers - 0.1%
                                                              74,884                --            74,884
Research & Development - 0.1%
                                                             113,052                --           113,052
Retail - Apparel/Shoe - 0.2%
                                                              71,377                --            71,377
                                                             116,766                --           116,766
Retail - Bedding - 0.3%
                                                              95,402                --            95,402
                                                             136,610                --           136,610
Retail - Building Products - 0.4%
                                                             164,049                --           164,049
                                                             143,579                --           143,579
Retail - Discount - 1.8%
                                                                  --           636,610           636,610
                                                              40,198                --            40,198
                                                              96,794                --            96,794
                                                             374,253                --           374,253
Retail - Drug Store - 1.8%
                                                                  --         1,362,720         1,362,720
Retail - Hair Salons - 0.2%
                                                             173,804                --           173,804
Retail - Office Supplies - 0.1%



                                                                         MARKET VALUE

                                                        Berger Growth     Janus Olympus
                                                            Fund              Fund             Combined
                                                                                                      --
The Cooper Companies, Inc.                                 2,650,053                --         2,650,053
Johnson & Johnson                                         19,226,525                --        19,226,525
Mentor Corp.                                            3,115,380.00                --         3,115,380
Zimmer Holdings, Inc. *                                 3,508,687.62        31,528,354        35,037,042
                                                                                                      --
STERIS Corp.*                                                     --         8,889,091         8,889,091
                                                                                                      --
Harley-Davidson, Inc.                                      4,413,859        65,995,540        70,409,399
                                                                                                      --
AOL Time Warner, Inc.*                                            --        30,297,975        30,297,975
Viacom, Inc. - Class B*                                           --        11,270,940        11,270,940
                                                                                                      --
Cisco Systems, Inc.*                                      10,767,648                --        10,767,648
                                                                                                      --
Waste Connections, Inc.*                                   2,565,868                --         2,565,868
                                                                                                      --
Anadarko Petroleum Corp.                                          --        25,707,597        25,707,597
                                                                                                      --
EnCana Corp.                                                      --        37,992,563        37,992,563
TotalFina Elf S.A. (ADR)                                          --        25,758,834        25,758,834
                                                                                                      --
Alcon, Inc*                                                       --        40,740,244        40,740,244
                                                                                                      --
Express Scripts, Inc. - Class A*                           3,181,070                --         3,181,070
                                                                                                      --
Pediatrix Medical Group, Inc.*                          2,964,880.00                --         2,964,880
                                                                                                      --
New York Times Co. - Class A                                      --        38,894,530        38,894,530
                                                                                                      --
Thor Industries, Inc.                                   1,209,719.25                --         1,209,719
                                                                                                      --
Berkshire Hathaway, Inc. - Class A*                               --        28,414,770        28,414,770
                                                                                                      --
Chelsea Property Group, Inc.                            2,437,474.20                --         2,437,474
                                                                                                      --
Pharmaceutical Products Development, Inc.*              3,097,624.80                --         3,097,625
                                                                                                      --
Ross Stores, Inc.                                       2,987,127.45                --         2,987,127
Urban Outfitters, Inc.*                                 2,804,719.32                --         2,804,719
                                                                                                      --
Bed Bath & Beyond, Inc.*                                3,382,954.92                --         3,382,955
Linens 'n Things, Inc.*                                 3,211,701.10                --         3,211,701
                                                                                                      --
Home Depot, Inc.                                        4,737,735.12                --         4,737,735
Lowe's Companies, Inc.                                  5,991,511.67                --         5,991,552
                                                                                                      --
Costco Wholesale Corp.*                                           --        21,600,177        21,600,177
Fred's, Inc.                                            1,097,043.62                --         1,097,044
Target Corp.                                            2,915,435.28                --         2,915,435
Wal-Mart Stores, Inc.                                  20,041,248.15                --        20,041,248
                                                                                                      --
Walgreen Co.                                                      --        45,991,800        45,991,800
                                                                                                      --
Regis Corp.                                             5,099,409.36                --         5,099,409
                                                                                                      --

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002


                                                                           SHARES

                                                        BERGER GROWTH   JANUS OLYMPUS
                                                            FUND            FUND         COMBINED
                                                            228,081              --        228,081
Retail - Regional Department Store - 0.1%
                                                             30,731              --         30,731
Retail - Restaurants - 0.5%
                                                            111,106              --        111,106
                                                             84,297              --         84,297
                                                            106,403              --        106,403
                                                            152,878              --        152,878
Retail - Video Rental - 0.5%
                                                                 --         425,790        425,790
                                                            142,279              --        142,279
Savings & Loan/Thrifts - Eastern U.S. - 0.3%
                                                             94,511              --         94,511
                                                            299,354              --        299,354
Schools - 0.5%
                                                             16,070              --         16,070
                                                            105,966              --        105,966
                                                             69,786              --         69,786
                                                            139,551              --        139,551
                                                             50,789              --         50,789
Semiconductor Components/Integrated Circuits - 2.3%
                                                                 --       1,841,940      1,841,940
Semiconductor Equipment - 1.4%
                                                                 --       2,376,110      2,376,110
Telecommunication Equipment - 0.2%
                                                            322,640              --        322,640
Therapeutics - 0.1%
                                                             95,029              --         95,029
Tobacco - 0.2%
                                                            139,730              --        139,730
Transportation - Services - 2.3%
                                                                 --         922,720        922,720
                                                                 --         531,670        531,670
Transport - Truck - 0.1%
                                                             48,164              --         48,164
Travel Services - 0.7%
                                                                 --         665,045        665,045
Web Portals/Internet Service Providers - 0.7%
                                                             11,928              --         11,928
                                                                 --       1,270,885      1,270,885
                                                                                                --
                                                                        MARKET VALUE

Staples, Inc.*                                            3,517,009              --      3,517,009
                                                                                                --
Kohls Corp.                                               1,796,227              --      1,796,227
                                                                                                --
California Pizza Kitchen, Inc.*                           2,946,642              --      2,946,642
P.F. Chang's China Bistro, Inc.*                          2,908,247              --      2,908,247
Sonic Corp.*                                              2,475,998              --      2,475,998
Starbucks Corp.*                                          3,644,612              --      3,644,612
                                                                                                --
Blockbuster, Inc. - Class A#                                     --      10,206,186     10,206,186
Movie Gallery, Inc.                                       2,588,055              --      2,588,055
                                                                                                --
New York Community Bancorp., Inc.                         2,744,599              --      2,744,599
Staten Islands BanCorp., Inc.                             5,532,062              --      5,532,062
                                                                                                --
Apollo Group, Inc. - Class A*                               666,905              --        666,905
Career Education Corp.*                                   4,250,296              --      4,250,296
Corinthian Colleges, Inc.*                                2,650,472              --      2,650,472
ITT Educational Services, Inc.*                           3,049,189              --      3,049,189
Strayer Education, Inc.                                   2,699,435              --      2,699,435
                                                                                                --
Maxim Integrated Products, Inc.*                                 --      58,647,370     58,647,370
                                                                                                --
Applied Materials, Inc.*                                         --      35,712,933     35,712,933
                                                                                                --
UTStarcom, Inc.*                                          5,510,691              --      5,510,691
                                                                                                --
Gilead Sciences, Inc.*                                    3,301,307              --      3,301,307
                                                                                                --
Philip Morris Cos., Inc.                                  5,693,998              --      5,693,998
                                                                                                --
C.H. Robinson Worldwide, Inc.                                    --      27,284,830     27,284,830
United Parcel Service, Inc. - Class B                            --      31,905,517     31,905,517
                                                                                                --
Landstar System, Inc.*                                    2,347,513              --      2,347,513
                                                                                                --
USA Interactive*                                                 --      16,818,988     16,818,988
                                                                                                --
Overture Services, Inc.*                                    328,378              --        328,378
Yahoo!, Inc.*                                                    --      18,961,604     18,961,604
                                                                                                --

SCHEDULE OF INVESTMENTS (Unaudited)
As of October 31, 2002

                                               SHARES                                                   MARKET VALUE

                              BERGER      JANUS OLYMPUS                                                    BERGER
                           GROWTH FUND         FUND           COMBINED                                  GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
Total Common Stock (cost   $455,373,294   $1,945,588,340   $2,400,961,634   )                           $477,124,497
--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.5%
                                     --       16,650,000       16,650,000   CSC Holdings, Inc.,
                                                                            7.625%, senior notes due
                                                                            4/1/11 (cost $13,458,754)
                   (cost   $         --   $   13,458,754   $   13,458,754   )
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -
  4.6%
                             20,761,000                        20,761,000   State Street, 1.75%, 11/1/02  20,761,000
                                                                            (cost $20,761,000)
                                              97,600,000       97,600,000   Salomon Smith Barney                  --
                                                                            Holdings, Inc., 1.925%,
                                                                            11/1/02 (cost $97,600,000)
Total Repurchase
  Agreements (cost         $ 20,761,000   $   97,600,000   $  118,361,000   )
--------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT - 3.2%
                                              83,900,000       83,900,000   ABN Amro Bank N.V.,                   --
                                                                            1.85%, 11/1/02 (cost
                                                                            $83,900,000)
                   (cost   $         --   $   83,900,000   $    83,900,00   )
--------------------------------------------------------------------------------------------------------------------
Total Investments (total
  cost                     $476,134,294   $2,140,547,094   $2,616,681,388   )-99.6%                     $467,885,497
--------------------------------------------------------------------------------------------------------------------
Cash, Receivables and
  Other Assets, Net of
  Liabilities                                                               -0.4%                       $ (1,639,160)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS - 100%                                                                                       $466,246,337
--------------------------------------------------------------------------------------------------------------------

                                  MARKET VALUE

                           JANUS OLYMPUS
                                FUND           COMBINED
-------------------------
Total Common Stock (cost   $1,929,651,091   $2,376,755,588
-------------------------
CORPORATE BONDS - 0.5%
                               13,611,375       13,611,375
(cost
-------------------------
REPURCHASE AGREEMENTS -
  4.6%
                                                20,761,000
                               97,600,000       97,600,000
Total Repurchase
  Agreements (cost                                      --
-------------------------
TIME DEPOSIT - 3.2%
                               83,900,000       83,900,000
(cost
-------------------------
Total Investments (total
  cost                     $2,124,762,466   $2,592,647,963
-------------------------
Cash, Receivables and
  Other Assets, Net of
  Liabilities              $   11,404,518   $    9,765,358
-------------------------
NET ASSETS - 100%          $2,136,166,984   $2,602,413,321
-------------------------

SCHEDULE OF INVESTMENTS (Unaudited)

AS OF OCTOBER 31, 2002


                                                                               SHARES
                                                              -----------------------------------------
                                                                 BERGER
                                                              SMALL COMPANY      JANUS
                                                               GROWTH FUND    VENTURE FUND   COMBINED 1
                                                              -------------   ------------   ----------
Common Stock -- 96.9%
Advertising Sales -- 0.8%                                             --         248,645       248,645
Advertising Services -- 1.9%                                          --         702,580       702,580
Aerospace/Defense Equipment -- 0.1%                               19,750              --        19,750
Airlines -- 0.7%                                                      --         621,816       621,816
Apparel Manufacturers -- 1.2%                                    100,314         526,890       627,204
                                                                  69,943              --        69,943
Applications Software -- 0.7%                                     18,053              --        18,053
                                                                  71,223              --        71,223
                                                                 161,926              --       161,926
                                                                 136,808              --       136,808
                                                                 439,014              --       439,014
Automotive/Truck -- Original Equipment -- 0.1%                    15,360              --        15,360
Automotive -- Medium and Heavy Duty Trucks -- 0.2%                29,540              --        29,540
Batteries/Battery System -- 0.2%                                  61,041              --        61,041
Broadcast Services and Programming -- 0.8%                            --         930,190       930,190
Building -- Mobile Home and Manufactured Housing -- 0.9%          43,755         182,460       226,215
Building -- Residential/Commercial -- 0.3%                        49,259              --        49,259
                                                                  29,996              --        29,996
Building and Construction -- Miscellaneous -- 0%                  25,557              --        25,557
Building and Construction Products -- Miscellaneous -- 0.3%       65,943              --        65,943
                                                                  42,357              --        42,357
Chemicals -- Diversified -- 0.1%                                  57,845              --        57,845
Chemicals -- Specialty -- 0.6%                                    53,469              --        53,469
                                                                      --         502,625       502,625
Circuit Boards -- 0.3%                                                --       1,983,015     1,983,015
Collectibles -- 0.8%                                              18,871              --        18,871
                                                                      --         621,568       621,568
Commercial Banks -- 1.5%                                          37,197              --        37,197
                                                                  61,600              --        61,600
                                                                 112,936              --       112,936
                                                                  98,330              --        98,330
                                                                  76,130              --        76,130
                                                                  18,831              --        18,831
                                                                  60,420              --        60,420
                                                                  75,494              --        75,494
Commercial Services -- 0.3%                                       51,635              --        51,635
                                                                  60,024              --        60,024
Commercial Services -- Finance -- 0.7%                                --       1,437,695     1,437,695
                                                                  42,780              --        42,780
Communications Software -- 0.1%                                   21,704              --        21,704
Computer Aided Design -- 0%




                                                                            MARKET VALUE
                                                              -----------------------------------------
                                                                 BERGER
                                                              SMALL COMPANY      JANUS
                                                               GROWTH FUND    VENTURE FUND    COMBINED
                                                              -------------   ------------   ----------
Lamar Advertising Co.*                                                          8,439,011     8,439,011
Getty Images, Inc.*                                                            20,135,943    20,135,943
DRS Technologies, Inc.*                                           654,515                       654,515
WestJet Airlines, Ltd.*                                                         7,785,212     7,785,212
Gymboree Corp.*                                                 1,841,765       9,673,700    11,515,465
Quiksilver, Inc.*                                               1,679,331              --     1,679,331
Barra, Inc.*                                                      647,922                       647,922
Epiq Systems, Inc.*                                             1,188,712                     1,188,712
Pinnacle Systems, Inc.*                                         1,925,300                     1,925,300
Progress Software Corp.*                                        1,707,364                     1,707,364
Red Hat, Inc.*                                                  1,971,173                     1,971,173
Superior Industries International, Inc.                           652,339                       652,339
OshKosh Truck Corp.                                             1,682,303                     1,682,303
Wilson Great Batch Tech*                                        1,707,317                     1,707,317
Gray Television, Inc.*,#                                                        8,232,182     8,232,182
Winnebago Industries, Inc.*                                     1,983,414       8,270,912    10,254,326
Hovnanian Enterprises, Inc. -- Class A*                         1,862,975                     1,862,975
Meritage Corp.*                                                 1,199,840                     1,199,840
Instituform Technologies, Inc.*                                   406,612                       406,612
Simpson Manufacturing Co., Inc.*                                2,327,788                     2,327,788
Trex, Inc.*                                                     1,207,175                     1,207,175
Georgia Gulf Corp.                                              1,258,129                     1,258,129
Cabot Microelectronics Corp.*                                   2,426,958                     2,426,958
Methanex Corp.*                                                                 4,302,470     4,302,470
TTM Technologies, Inc.*                                                         3,628,917     3,628,917
Action Performance Cos, Inc.                                      389,497                       389,497
Racing Champions Corp.*                                                         8,080,384     8,080,384
Chittenden Corp.                                                1,017,710                     1,017,710
East West Bancorp                                               2,125,200                     2,125,200
First Bancorp                                                   2,826,788                     2,826,788
Pacific Capital Bancorp.                                        2,638,194                     2,638,194
R & G Financial Corp.                                           1,818,746                     1,818,746
Southwestern Bacorporation*                                       531,976                       531,976
UCBH Holdings, Inc.                                             2,530,994                     2,530,994
United Bankshares, Inc.                                         2,281,429                     2,281,429
Arbitron, Inc.*                                                 1,763,335                     1,763,335
Prepaid Legal Services, Inc.*                                   1,294,117                     1,294,117
Euronet Worldwide, Inc.*,#                                                      6,972,821     6,972,821
PRG Shultz International, Inc.*                                   399,223                       399,223
Inter Tel, Inc.                                                   586,659                       586,659


-------------

1  No adjustments will be made as a result of the transaction.

SCHEDULE OF INVESTMENTS (Unaudited)

AS OF OCTOBER 31, 2002

                                                           23,400                --                 23,400
Computer Services - 2.0%
                                                           79,555                --                 79,555
                                                           34,404                --                 34,404
                                                           25,150                --                 25,150
                                                           75,095                --                 75,095
                                                           56,281                --                 56,281
                                                               --           653,135                653,135
Computers - Integrated Systems - 0.5%
                                                           30,217                --                 30,217
                                                          112,526                --                112,526
                                                           61,642                --                 61,642
                                                           20,050                --                 20,050
Computers - Voice Recognition - 1.3%
                                                          118,620           944,968              1,083,588
Consulting Services - 3.3%
                                                           99,378           530,350                629,728
                                                           76,985           275,515                349,500
Consumer Products - Miscellaneous - 0.9%
                                                           24,000                --                 24,000
                                                           50,151           242,785                292,936
                                                           52,267                --                 52,267
Cosmetics and Toiletries - 0.1%
                                                           27,856                --                 27,856
Data Processing and Management - 1.2%
                                                          146,131                --                146,131
                                                           37,167                --                 37,167
                                                               --           694,655                694,655
Diagnostic Kits - 2.7%
                                                           46,538           934,520                981,058
                                                           32,396                --                 32,396
Distribution/Wholesale - 0.2%
                                                           56,322                --                 56,322
Diversified Operations - 0.5%
                                                           15,790                --                 15,790
                                                           94,520                --                 94,520
                                                           78,820                --                 78,820
Drug Delivery Systems - 0.2%
                                                          143,160                --                143,160
E-Commerce/Products - 0.3%
                                                               --           571,775                571,775
E-Marketing/Information - 0.1%
                                                          153,250                --                153,250
Educational Software - 0.8%
                                                           80,063                --                 80,063
                                                               --         1,814,316              1,814,316
Electric Products - Miscellaneous - 0.1%
                                                           40,000                --                 40,000
Electric - Integrated - 0.2%
                                                           69,487                --                 69,487
Electronic Components - Semiconductors - 0.5%
                                                               --         1,013,965              1,013,965
                                                          100,430                --                100,430
                                                           87,528                --                 87,528
Electronic Measuring Instruments - 0.4%
                                                           51,369                --                 51,369
                                                           76,844                --                 76,844
Electronic Security Devices - 0.2%
                                                           60,450                --                 60,450
Electronics - Military - 0%
                                                           10,173                --                 10,173
Energy - Alternate Sources - 0.2%
                                                          126,350                --                126,350
Entertainment Software - 0.3%
                                                          121,982                --                121,982
Filtration/Separation Products - 0.4%
                                                           82,690                --                 82,690
                                                           61,325                --                 61,325
Food - Baking - 0.1%
                                                           60,138                --                 60,138
Ansys, Inc.*                                              458,640                                  458,640

Caci International, Inc*                                3,254,595                                3,254,595
Cognizant Technology Solutions*                         2,276,513                                2,276,513
Factset Resh System, Inc.*                                687,853                                  687,853
Fidelity National Information Solutions*                1,437,318                                1,437,318
PEC Solutions, Inc.*                                    1,950,137                                1,950,137
Tier Technologies, Inc.-Class B*                                         12,442,222             12,442,222

Echelon Corp.*                                         382,245.05                                  382,245
Intergraph Corp.*                                    2,070,478.40                                2,070,478
Kronos, Inc.*                                        2,212,331.38                                2,212,331
Micro Systems, Inc.*                                   416,238.00                                  416,238

TALX Corp.*,#                                           1,589,508        12,662,571             14,252,079

Corporate Executive Board Co.*                          3,298,356        17,602,317             20,900,672
FTI Consulting, Inc.*                                   3,202,576        11,336,624             14,539,200

Fossil, Inc.*                                             470,640                                  470,640
Jarden Corp.*                                           1,200,113         5,809,845              7,009,958
WD 40 Co.                                               1,500,063                                1,500,063

Chattem, Inc.*                                          1,168,281                                1,168,281

Documentum, Inc.*                                       2,134,974                                2,134,974
Filenet Corp.*                                            403,262                                  403,262
InterCept, Inc.*                                                         10,982,496             10,982,496

Biosite, Inc.*,#                                        1,344,017        26,988,938             28,332,955
Idexx Labs, Inc.*                                       1,117,662                                1,117,662

SCP Pool Corp.*                                         1,605,177                                1,605,177

Carlisle Cos, Inc.                                        588,493                                  588,493
Mathews International Corp.                             2,207,042                                2,207,042
Roper Industries                                        3,042,452                                3,042,452

Noven Pharmaceuticals, Inc.*                            1,833,880                                1,883,880

GSI Commerce, Inc*                                                        2,807,415              2,807,415

Digital Riv,Inc.*                                       1,599,930                                1,599,930

Renaissance Learning, Inc.*                             1,559,627                                1,559,627
SmartForce PLC(ADR)*                                                      7,275,407              7,275,407

Ametek Aerospace Products, Inc.                         1,411,600                                1,411,600
Otter Tail Corp.                                        1,949,805                                1,949,805

ChipPAC, Inc.-Class A*                                                    2,688,021              2,688,021
Rambus, Inc.*                                             560,399                                  560,399
Silicon Laboratories, Inc.*                             1,863,471                                1,863,471

Flir Systems, Inc.*                                     2,431,295                                2,431,295
Itron, Inc.*                                            1,682,115                                1,682,115

Invision Technologies, Inc.*                            2,140,535                                2,140,535

Engineered Support Systems, Inc.                          497,765                                  497,765

Headwaters, Inc.*                                       2,166,903                                2,166,903

Take Two Interactive Software*                          3,144,696                                3,144,696

Clarcor, Inc.                                           2,555,948                                2,555,948
Cuno, Inc.*                                             1,905,981                                1,905,981

Interstate Bakeries Corp.                               1,498,038                                1,498,038

SCHEDULE OF INVESTMENTS (Unaudited)
AS OF OCTOBER 31, 2002

Food - Confectionary - 0.2%
                                                             52,575              --         52,575
Foods - Miscellaneous/Diversified - 0.4%
                                                             44,791              --         44,791
                                                            101,564              --        101,564
                                                             55,591              --         55,591
Gas - Distribution - 0.2%
                                                             42,825              --         42,825
Hazardous Waste Disposal - 0.2%
                                                             69,167              --         69,167
Home Furnishings - 0.2%
                                                             35,106              --         35,106
Hotels and Motels - 2.0%
                                                                 --         520,903        520,903
                                                                 --          95,090         95,090
                                                                 --         468,290        468,290
Human Resources - 4.9%
                                                                 --         987,805        987,805
                                                                 --       1,414,490      1,414,490
                                                                 --       1,732,025      1,732,025
                                                                 --         621,660        621,660
                                                                 --         453,885        453,885
Identification Systems/Devices - 0.2%
                                                            129,557              --        129,557
Industrial Gases - 0.2%
                                                            162,780              --        162,780
Instruments - Controls - 1.1%
                                                                 --         406,880        406,880
Instruments - Scientific - 0.2%
                                                             90,216              --         90,216
                                                             33,536              --         33,536
Insurance Brokers - 1.6%
                                                                 --         507,800        507,800
                                                             60,082              --         60,082
Internet Applications Software - 0.2%
                                                            115,756              --        115,756
Internet Content - Entertainment - 0.1%
                                                            148,321              --        148,321
Internet Infrastructure Equipment - 0.2%
                                                            113,789              --        113,789
Internet Infrastructure Software - 0.1%
                                                                 --         425,000        425,000
Internet Security - 0.2%
                                                            120,282              --        120,282
Lasers - Systems and Components - 0.5%
                                                                 --         215,125        212,125
Leisure - Gaming/Equipment - 0%
                                                             13,410              --         13,410
Machine - Tools & Related Products - 0.2%
                                                             91,818              --         91,818
Machinery - General Industrial - 0.4%
                                                             86,566              --         86,566
                                                             55,000              --         55,000
                                                             18,670              --         18,670
Machinery - Pumps - 0.9%
                                                                 --         795,345        795,345
Medical - Drugs - 1.5%
                                                                 --         262,225        262,225
                                                            125,444         494,055        619,499
Medical - Generic Drugs - 1.2%
                                                                 --         255,025       255,0225
                                                            204,300              --        204,300
                                                             21,782              --         21,782
                                                                 --         102,820        102,820
Medical - Generics - 0.8%
                                                             76,577              --         76,577
                                                             65,400              --         65,400
                                                            171,571              --        171,571
Medical - HMO - 1.5%
                                                                 --         511,675        511,675
J.M. Smucker Co.                                          1,924,771                      1,924,771
American Italian Pasta Co. - Class A*                     1,543,050                      1,543,050
Chiquita Brands International, Inc.*                      1,243,143                      1,243,143
Sensient Technologies Corp.                               1,353,641                      1,353,641
UGI Corp.                                                 1,653,424                      1,653,424
Stericycle, Inc.*                                         2,303,261                      1,303,261
American Woodmark Corp.                                   1,855,001                      1,855,001
Fairmont Hotels and Resorts, Inc.*                                       12,644,246     12,644,246
Four Seasons Hotels, Inc.*                                                3,123,707      3,123,707
Orient-Express Hotel, Ltd. - Class A*                                     6,134,599      6,134,599
AMN Healthcare Services, Inc.*                                           14,283,660     14,283,660
Cross Country, Inc.*                                                     17,426,517     17,426,517
Exuit, Inc.*                                                              4,936,271      4,936,271
Medical Staffing Network Holdings, Inc.*                                  8,292,944      8,292,944
Resources Connection, Inc.*                                               7,770,511      7,770,511
Paxar Corp.*                                              1,868,212                      1,868,212
AirGas, Inc.*                                             2,484,023                      2,484,023
Meltier-Toledo International, Inc.*                                      12,186,056     12,186,056
FEI Co.*                                                  1,447,967                      1,447,967
Varian, Inc.*                                               966,294                        966,294
Brown & Brown, Inc.*                                                     15,437,120     15,437,120
Hilb, Rogal & Hamilton Co.                                2,463,362                      2,463,362
Webex Communications, Inc*                                1,815,054                      1,815,054
Alloy, Inc.*                                              1,428,183                      1,428,183
Avocent Corp.*                                            2,275,780                      2,275,780
Plumtree Software, Inc*,***                                                 928,625        928,625
(acquisition date 5/19/00, cost of $$4,003,003)
Internet Security Systems, Inc.*                          2,220,406                      2,220,406
Cymer, Inc.*                                                              5,328,580      5,328,580
Multimedia Games, Inc.*                                     297,702                        297,702
Lincoln Electronics Holdings, Inc.                        2,161,396                      2,161,396
Albany International Corp. - Class A                      1,834,334                      1,834,334
Idex Corp.                                                1,652,200                      1,652,200
Manitowac Co., Inc.                                         440,425                        440,425
Flowserve Corp.*                                                          9,321,443      9,321,443
Ligand Pharmaceuticals, Inc. - Class B*                                   1,725,441      1,725,441
Priority Healthcare Corp. - Class B*                      3,047,035      12,000,596     15,047,631
Eon labs, Inc.                                                            5,745,713      5,745,713
Perrigo Co.*                                              2,574,180                      2,574,180
Pharmaceutical Resources, Inc.*                             512,930                        512,930
Taro Pharmaceutical Industries, Ltd.                                      3,572,995      3,572,995
                                                                                                --
Bio-Rad Laboratories, Inc.*                               3,262,946                      3,262,946
Cambrex Corp.*                                            1,820,736                      1,820,736
Enzon, Inc.                                               3,328,477                      3,328,477
                                                                                                --
Centene Corp.*, #                                                        15,570,270     15,570,270

SCHEDULE OF INVESTMENTS (Unaudited)
AS OF OCTOBER 31, 2002

                                                               28,763           --       28,763
Medical - Hospitals - 4.0%
                                                                   --      250,965      250,965
                                                                   --      611,291      611,291
                                                               62,275      998,812    1,061,087
                                                                   --      729,285      729,285
Medical - Outpatient and Home Medical Care - 1.7%
                                                               84,470           --       84,470
                                                              143,651      509,265      652,916
Medical Information Systems - 0%
                                                               27,426           --       27,426
Medical Instruments - 0.9%
                                                               38,940           --       38,940
                                                                   --      737,375      737,375
                                                               51,777           --       51,777
                                                               36,128           --       36,128
Medical Labs and Testing Services - 0.5%
                                                              117,695           --      117,695
                                                               10,215           --       10,215
                                                                   --      150,910      150,910
Medical Products - 1.2%
                                                               35,792           --       35,792
                                                               76,480           --       76,480
                                                               70,540           --       70,540
                                                                   --      378,465      378,465
Metal - Diversified - 0.1%
                                                              345,559           --      345,559
Multilevel Direct Selling - 0.1%
                                                               93,952           --       93,952
Multi-Line Insurance - 0.7%
                                                                   --      321,245      321,245
Networking Products - 0.2%
                                                               17,607           --       17,607
                                                              245,195           --      245,195
Non-Hazardous Waste Disposal - 0.2%
                                                               55,169           --       55,169
Office Supplies & Forms - 0.1%
                                                               78,580           --       78,580
Oil - Field Services - 0.8%
                                                              116,180           --      116,180
                                                                   --      493,875      493,875
                                                               69,900           --       69,900
Oil and Gas Drilling - 0.6%
                                                               50,154           --       50,154
                                                                   --      171,785      171,785
Oil Companies - Exploration and Production - 0.3%
                                                               47,842           --       47,842
                                                               62,562           --       62,562
Oil Field Machinery and Equipment - 0.6%
                                                               71,381           --       71,381
                                                                   --      254,545      254,545
Optical Supplies - 0.1%
                                                               73,431           --       73,431
Pharmacy Services - 2.9%
                                                                   --      451,765      451,765
                                                                   --    1,289,260    1,289,260
                                                               49,825           --       49,825
Physician Practice Management - 0.3%
                                                               72,299           --       72,299
Printing - Commercial - 0.1%
                                                               39,734           --       39,734
Property and Casualty Insurance - 3.2%
                                                                   --      460,925      460,925
                                                                   --      853,720      853,720
                                                                   --      264,967      264,967
Publishing - Books - 0.2%
                                                                   --      113,410      113,410
Radio - 3.9%
                                                                   --      977,025      977,025
                                                                   --      774,965      774,965
Sierra Health Services, Inc.*                                 362,126                   362,126
                                                                                             --
LifePoint Hospitals, Inc.*                                               7,867,753    7,867,753
Medcath Corp.*                                                           6,883,137    6,883,137
Province Healthcare Co.*                                      812,689   13,034,497   13,847,185
United Surgical Partners International, Inc.*                           14,483,600   14,483,600
                                                                                             --
Amsurg Corp.*                                               2,353,334                 2,353,334
Apria Healthcare Group, Inc.*                               3,503,648   12,420,973   15,924,621
                                                                                             --
NDC Health Corp.                                              484,069                   484,069
                                                                                             --
Advanced Neuromodulation Systems, Inc.*                     1,187,281                 1,187,281
MedSource Technologies, Inc.*                                            5,692,535    5,692,535
SurModics, Inc.*                                            1,771,809                 1,771,809
Techne Corp.*                                               1,192,224                 1,192,224
                                                                                             --
Covance, Inc.*                                              2,622,245                 2,622,245
DIANON Systems, Inc.*                                         408,600                   408,600
LabOne, Inc.*                                                            2,630,361    2,630,361
                                                                                             --
Cooper Companies, Inc.                                      1,896,976                 1,896,976
Invacare Corp.                                              2,416,768                 2,416,768
Mentor Corp.                                                2,673,466                 2,673,466
Wright Medical Group, Inc.*                                              6,513,761    6,513,761
                                                                                             --
Hecia Mining Co.*                                           1,250,924                 1,250,924
                                                                                             --
Nu Skin Enterprises, Inc.                                   1,079,508                 1,079,508
                                                                                             --
HCC Insurance Holdings, Inc.*                                            7,880,140    7,880,140
                                                                                             --
Black Box Corp.*                                              744,424                   744,424
Foundry Networks, Inc.*                                     1,733,529                 1,733,529
                                                                                             --
Waste Connections, Inc.*                                    2,018,082                 2,018,082
                                                                                             --
John H. Harland Co.                                         1,504,807                 1,504,807
                                                                                             --
Cal Dive International, Inc.*                               2,552,475                 2,552,475
Key Energy Services, Inc.*                                               4,410,304    4,410,304
Oceaneering International, Inc.*                            1,936,230                 1,936,230
                                                                                             --
Atwood Oceanics, Inc.*                                      1,494,589                 1,494,589
Patterson-UTI Energy, Inc.*                                              4,968,022    4,968,022
                                                                                             --
Evergreen Resources, Inc.*                                  1,967,741                 1,967,741
Patina Oil & Gas Corp.                                      1,823,682                 1,823,682
                                                                                             --
Hydril Co.*                                                 1,930,858                 1,930,856
Universal Compression Holdings, Inc.*                                    4,938,173    4,938,173
                                                                                             --
Ocular Sciences, Inc.*                                      1,567,752                 1,567,752
                                                                                             --
Accredo Health, Inc.*                                                   20,907,684   20,907,684
MIM Corp.*,#                                                             9,231,102    9,231,102
Syncor International Corp.*                                 1,785,230                 1,785,230
                                                                                             --
Pediatrix Medical Group, Inc.*                              2,891,960                 2,891,960
                                                                                             --
Banta Corp.                                                 1,223,807                 1,223,807
                                                                                             --
Arch Capital Group, Ltd.*                                               12,910,509   12,910,509
PMA Capital Corp.*                                                      11,610,592   11,610,592
W. R. Berkley Corp.*                                                     9,843,524    9,843,524
                                                                                             --
Information Holdings, Inc.*                                              1,712,491    1,712,491
                                                                                             --
Cumulus Media, Inc. - Class A*                                          16,746,209   16,746,209
Radio One, Inc. - Class D*                                              12,926,416   12,926,416

SCHEDULE OF INVESTMENTS (Unaudited)
AS OF OCTOBER 31, 2002

                                                                      --         781,800       781,800
Recreational Vehicles -- 0.7%                                         --         103,830       103,830
                                                                  46,870              --        46,870
Reinsurance -- 1.4%                                                   --         480,155       480,155
Real Estate Investment Trust -- Diversified -- 0.2%              102,714              --       102,714
Real Estate Investment Trust -- Office Property -- 0.2%           55,620              --        55,620
Real Estate Investment Trust -- Outlet Centers -- 0.2%            59,435              --        59,435
Real Estate Investment Trust -- Regional Malls -- 0.2%            68,435              --        68,435
Real Estate Investment Trust -- Shopping Centers -- 0.2%         101,360              --       101,360
Real Estate Investment Trust -- Storage -- 0.2%                   73,100              --        73,100
Research & Development -- 0%                                      25,026              --        25,026
Resorts and Theme Parks -- 0.3%                                       --         750,585       750,585
Respiratory Products -- 0.6%                                      86,047              --        86,047
                                                                 103,946              --       103,946
Retail -- Apparel and Shoe -- 2.5%                                    --         837,690       837,690
                                                                      --         259,010       259,010
                                                                  28,268              --        28,268
                                                                  96,162         440,885       539,047
                                                                  28,944              --        28,944
                                                                  51,117              --        51,117
Retail -- Arts and Crafts -- 0.6%                                 63,976         316,400       380,376
Retail -- Bedding -- 0.7%                                         41,391         301,420       342,811
Retail -- Computer Equipment -- 0.7%                              54,303              --        54,303
                                                                      --         815,055       815,055
Retail -- Discount -- 0.2%                                        86,530              --        86,530
Retail -- Gardening Products -- 0.1%                              40,897              --        40,897
Retail -- Hair Salons -- 0.3%                                    101,990              --       101,990
Retail -- Home Furnishings -- 0.2%                                71,204              --        71,204
Retail -- Mail Order -- 0.2%                                      21,893              --        21,893
                                                                  69,130              --        69,130
Retail -- Music Store -- 1.1%                                         --         620,475       620,475
Retail -- Office Supplies -- 1.4%                                     --         634,752       634,752
Retail -- Restaurants -- 1.0%                                     86,850              --        86,850
                                                                  76,018              --        76,018
                                                                  19,476              --        19,476
                                                                  62,039              --        62,039
                                                                  69,486              --        69,486
                                                                  52,900              --        52,900
                                                                  84,503              --        84,503
Retail -- Sporting Goods -- 1.6%                                      --         483,705       483,705
                                                                      --         516,010       516,010
Retail -- Video Rental -- 2.3%                                   134,669         598,525       733,194
                                                                 111,810         482,820       594,630

Radio One, Inc.*                                                              13,134,240    13,134,240
                                                                                                    --
Polaris Industries, Inc.*                                                      6,540,252     6,540,252
Thor Industries, Inc.                                          1,567,802                     1,567,802
                                                                                                    --
IPC Holdings, Ltd.*                                                           14,966,431    14,966,431
                                                                                                    --
Washington Real Estate Investment Trust                        2,473,353                     2,473,353
                                                                                                    --
Alexandria Real Estate Equities, Inc.                          2,336,040                     2,336,040
                                                                                                    --
Chelsea Property Group, Inc.                                   1,934,609                     1,934,609
                                                                                                    --
Macerich Co.                                                   1,946,976                     1,946,976
                                                                                                    --
Federal Realty Investment Trust                                2,670,836                     2,670,836
                                                                                                    --
Shurgard Storage Centers, Inc.                                 2,207,620                     2,207,620
                                                                                                    --
Albany Molecular Research, Inc.*                                 386,401                       386,401
                                                                                                    --
Six Flags, Inc.*                                                               3,430,173     3,430,173
                                                                                                    --
ResMed, Inc.*                                                  2,905,807                     2,905,807
Respironics, Inc.*                                             3,320,035                     3,320,035
                                                                                                    --
Aeropostale, Inc.*                                                            10,027,149    10,027,149
Bebe Stores, Inc.*                                                             3,361,950     3,361,950
Christopher & Banks Corp.*                                       754,755                       754,755
Hot Topic, Inc.*                                               1,914,159       8,597,258    10,511,417
Mothers Work, Inc.*                                            1,042,583                     1,042,583
Urban Outfitters, Inc.*                                        1,227,830                     1,227,830
                                                                                                    --
A.C. Moore Arts & Crafts, Inc.*                                1,006,982       4,980,136     5,987,118
                                                                                                    --
Linens 'N Things, Inc.*                                          973,102       7,086,384     8,059,487
                                                                                                    --
Electronics Boutique Holdings Corp.*                           1,368,490                     1,368,490
Insight Enterprises, Inc.*                                                     6,227,020     6,227,020
                                                                                                    --
Fred's, Inc.                                                   2,361,490                     2,361,490
                                                                                                    --
Tractor Supply Co.*                                            1,553,677                     1,553,677
                                                                                                    --
Regis Corp.                                                    2,992,387                     2,992,387
                                                                                                    --
Cost Plus, Inc.*                                               2,057,867                     2,057,867
                                                                                                    --
J. Jill Group, Inc.*                                             472,013                       472,013
Shaper Image Corp.*                                            1,449,658                     1,449,656
                                                                                                    --
Guitar Center, Inc.*                                                          11,602,883    11,602,883
                                                                                                    --
School Specialty, Inc.*,#                                                     15,348,303    15,348,303
                                                                                                    --
California Pizza Kitchen, Inc.*                                2,303,349                     2,303,349
Jack in the Box, Inc.*                                         1,648,830                     1,648,830
P.F. Chang's China Bistro, Inc.*                                 671,922                       671,922
Panera Bread Co.*                                              2,016,268                     2,016,268
RARE Hospitality International, Inc.*                          1,853,886                     1,853,886
Ryan's Family Steak Houses, Inc.*                                542,754                       542,754
Sonic Corp.*                                                   1,966,385                     1,966,385
                                                                                                    --
                                                                                                    --
                                                                                                    --
Dick's Sporting Goods, Inc.*                                                   7,932,762     7,932,762
Gart Sports Co.*                                                               9,608,106     9,608,106
                                                                                                    --
Hollywood Entertainment Corp.*                                 2,647,593      11,767,002    14,414,594
Movie Gallery, Inc.*                                           2,033,824       8,782,496    10,816,320

SCHEDULE OF INVESTMENTS (Unaudited)
AS OF OCTOBER 31, 2002


Savings/Loan/Thrifts - 0.6%
                                                             81,271              --              81,271
                                                            193,443              --             193,443
                                                             43,925              --              43,925

Schools - 0.6%
                                                             69,372              --              69,372
                                                            102,701              --             102,701
                                                             34,612              --              34,612

Security Services - 1.2%
                                                             97,560         582,130             679,690

Semiconductor/Components/Integrated Circuits - 0.6%
                                                            114,929              --             114,929
                                                                 --         298,150             298,150

Software Tools - 0.1%
                                                             73,284              --              73,284

Television - 0.9%
                                                                 --         483,125             483,125

Therapeutics - 0.8%
                                                             71,461              --              71,461
                                                            139,616          64,385             204,001

Transportation - Air Freight - 0.6%
                                                                 --         212,300             212,300

Transportation - Services - 2.0%
                                                                 --       1,144,380           1,144,380
                                                                 --         367,850             367,850

Transportation - Trucking - 0.5%
                                                             70,036              --              70,036
                                                            112,308              --             112,308
                                                             37,190              --              37,190

Vitamins and Nutritional Products - 0.1%
                                                             49,153              --             49,153

Web Portals/Internet Service Providers - 0.7%
                                                            67,210          195,300            262,510

Wireless Equipment - 0.2%
                                                           176,270               --            176,270
                                                      ------------     ------------    ---------------


Total Common Stock (cost                              $276,954,019     $811,950,925    $ 1,088,904,944)
                                                      ------------     ------------    ---------------

Preferred Stock - 0%
Computer - Peripheral Equipment - 0%                       665,000               --            665,000

Telecommunications - Equipment - 0%                        664,462               --            664,462

Total Preferred Stock (cost                           $  3,657,500     $         --    $     3,657,500)
Repurchase Agreement - 2.0%
                                         (cost        $ 21,690,000     $         --    $    21,690,000

Time Deposits - 1.1%
                                                                          4,700,000          4,700,000
                                                                          7,600,000          7,600,000
                                                      ------------     ------------    ---------------

Time Deposits (cost                                   $         --     $ 12,300,000    $    12,300,000
                                                      ------------     ------------    ---------------
Total Investment (total cost                          $302,301,519     $824,250,925    $ 1,126,552,444 -100.0%
                                                      ------------     ------------    ---------------
Liabilities, net of Cash, Receivables and Other Assets                                                 -0%
                                                      ------------     ------------    ---------------
Net Assets - 100%
                                                      ------------     ------------    ---------------

Dime Community Bancshares                                1,706,691                           1,706,691
Staten Island Bancorp, Inc.                              3,574,827                           3,474,827
WSFS Financial Corp.                                     1,250,545                           1,250,545


Corinthian Colleges, Inc.*                               2,634,749                           2,634,749
ITT Educational Services, Inc.*                          2,244,017                           2,244,017
Strayer Education, Inc.                                  1,839,628                           1,839,628


Kroll, Inc.*                                             1,900,469       11,339,892         13,240,361


Exar Corp.*                                              1,448,105                           1,448,105
Marvel Technology Group, Ltd.*                                            4,833,011          4,833,011


Borland Software Corp.*                                    984,204                             954,204


LIN TV Corp. - Class A*                                                   9,966,869          9,966,869


Neurocrine Biosciences, Inc.*                            3,208,599                           3,208,599
Scios, Inc.*                                             4,029,318        1,858,151          5,887,469


CNF, Inc.*                                                                6,833,937          6,833,937


Pacer International, Inc.*                                               13,503,684         13,503,684
UTI Worldwide, Inc.*                                                      8,578,262          8,578,262


Heartland Express, Inc.*                                 1,374,807                           1,374,807
Knight Transportation, Inc.*                             2,216,960                           2,216,960
Landstar System, Inc.*                                   1,812,641                           1,812,641


NBTY, Inc.*                                                764,329                             764,329


Overture Services, Inc.*                                 1,850,291        5,376,609          7,226,900


InterDigital Communications Corp.*                       2,291,510                           2,291,510
                                                    --------------     ------------    ---------------
                                                    $  308,085,463     $745,841,445     $1,053,926,908
                                                    --------------     ------------    ---------------



Candescent Technologies Corp. - Series E*;                   6,650               --              6,650
  ***(acquisition cost $3,657,500;
  acquisition date 5/1/91)

Cidera, Inc. - Series D*;                                       --               --                 --
  ***(acquisition cost $0;
  acquisition date 9/1/00)
State Street Bank Repo, 1.75%, 11/1/02              $        6,650    $          --    $         6,650
                                                    $   21,690,000    $          --    $    21,690,000

ABN Amro Bank N.V., 1.85%, 11/1/02                                        4,700,000          4,700,000
UBS Financial, Inc., 1.875%, 11/1/02                                      7,600,000          7,600,000
                                                    --------------     ------------    ---------------
                                                    $           --     $ 12,300,000     $   12,300,000
                                                    --------------     ------------    ---------------
                                                    $  329,782,113     $758,141,445     $1,087,923,558
                                                    --------------     ------------    ---------------
                                                    $    1,446,219     $ (1,818,676)    $     (372,457)
                                                    --------------     ------------    ---------------
                                                    $  331,228,332     $756,322,769     $1,087,551,101
                                                    --------------     ------------    ---------------

Summary of Investments by Country, October 31, 2002

                                         MARKET VALUE                         % OF INVESTMENT SECURITIES
                  ---------------------------------------------------------   --------------------------
COUNTRY           BERGER GROWTH FUND    JANUS OLYMPUS FUND      COMBINED                COMBINED
--------------    ------------------    ------------------   --------------             --------
Canada              $           --        $   73,429,868     $   73,429,868                2.8%
France                          --            25,758,834         25,758,834                1.0%
Israel                          --            36,793,575         36,793,575                1.4%
Switzerland                     --            40,740,244         40,740,244                1.6%
United States          467,885,497         1,948,039,945      2,415,925,442               93.2%
                    --------------        --------------     --------------              -----
                    $  467,885,497        $2,124,762,466     $2,592,647,963              100.0%

* Includes Short-Term Securities (92.2% excluding Short-Term Securities)



                                         MARKET VALUE                          % OF INVESTMENT SECURITIES
                  ----------------------------------------------------------   --------------------------
                  BERGER SMALL COMPANY
COUNTRY               GROWTH FUND        JANUS VENTURE FUND     COMBINED                 COMBINED
--------------    --------------------   ------------------   --------------             --------
Bermuda                         --         $   38,844,551     $   38,844,551                3.6%
Canada                          --             27,855,634         27,855,634                2.6%
Israel                          --              3,572,995          3,572,995                0.3%
Puerto Rico         $    1,818,746                     --          1,818,746                0.2%
Switzerland                     --             12,186,056         12,186,056                1.1%
United Kingdom                  --              8,578,262           8,578,26                0.8%
United States          327,963,367            667,103,947        995,067,314               91.4%
                    --------------         --------------     --------------              -----
                    $  329,782,113         $  758,141,445     $1,087,923,558              100.0%

* Includes Short-Term Securities (96.9% excluding Short-Term Securities)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                     Janus              Berger
As of October 31, 2002                                              Olympus             Growth
(all numbers in thousand except net asset value per share)           Fund                Fund        Adjustment     Proforma
--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                               $ 2,140,547        $   476,134                   $ 2,616,681

Investments at value                                              $ 2,124,762        $   467,885                   $ 2,592,647
   Cash                                                                 1,281                  1                         1,282
   Receivables:
      Investments sold                                                 22,766                 --                        22,766
      Fund Shares sold                                                    800                 60                           860
      Dividends                                                           945                110                         1,055
      Interest                                                            110                  1                           111
   Other assets                                                             6                 66                            72
TOTAL ASSETS                                                        2,150,670            468,123                     2,618,793
Liabilities:
   Payables
      Investments purchased                                            10,461                 --                        10,461
      Fund shares repurchased                                           1,370                851                         2,221
      Advisory fees                                                     1,160                293                         1,453
      Transfer agent fees and expenses                                    781                501                         1,282
   Accrued expenses                                                       731                232                           963
TOTAL LIABILITIES                                                      14,503              1,877                        16,380
NET ASSETS                                                        $ 2,136,167        $   466,246                   $ 2,602,413
NET ASSETS CONSIST OF:
      Capital (par value and paid-in surplus)                     $ 4,215,993        $ 1,118,822                   $ 5,334,815
      Accumulated net investment income/loss)                              --               (823)                         (823)
      Accumulated net realized gain/(loss) from investments        (2,064,041)          (643,504)                   (2,707,545)
      Unrealized appreciation/(depreciation) of investments
         and foreign currency translations                            (15,785)            (8,249)                      (24,034)
                                                                  $ 2,136,167        $   466,246                   $ 2,602,413
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                       103,706             89,509    (66,876)(A)        126,339

Net Asset Value Per Share                                         $     20.60        $      5.21                   $     20.60

(A) Reflects new shares issued. (Calculation: Net Assets / NAV per share)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                     Janus       Berger Small
As of October 31, 2002                                              Venture      Company Growth
(all numbers in thousands except net asset value per share)          Fund           Fund        Adjustment            Proforma
--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                             $   824,251      $   302,302                         $ 1,126,553

Investments at value                                            $   758,141      $   329,782                         $ 1,087,923
   Cash                                                               2,657                1                               2,658
   Receivables:
      Investments sold                                                1,935            1,928                               3,863
      Fund shares sold                                                   41              182                                 223
      Dividends                                                          29               77                                 106
      Interest                                                            1                1                                   2
   Other assets                                                          19           92,898                              92,917
   Forward currency contracts                                            68               --                                  68
TOTAL ASSETS                                                        762,891          424,869                           1,187,760
Liabilities:
   Payables
      Investments purchased                                           5,674           92,873                              98,547
      Fund shares repurchased                                           200                5                                 205
      Advisory fees                                                     406              232                                 638
      Transfer agent fees and expenses                                  139              321                                 460
   Accrued expenses                                                     149              210                                 359
TOTAL LIABILITIES                                                     6,568           93,641                             100,209
NET ASSETS                                                      $   756,323      $   331,228                         $ 1,087,551
NET ASSETS CONSIST OF:
      Capital (par value and paid-in surplus)                   $ 1,102,968      $   985,809                         $ 2,088,777
      Accumulated net investment income/loss)                            --             (424)                               (424)
      Accumulated net realized gain/(loss) from investments        (280,603)        (681,637)                           (962,240)
      Unrealized appreciation/(depreciation) of investments
         and foreign currency translations                          (66,042)          27,480                             (38,562)
                                                                $   756,323      $   331,228                         $ 1,087,551
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                      23,940                        (188,678)(A)           34,425

Net Asset Value Per Share                                       $     31.59                                          $     31.59
Total Net Assets - Class A
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                                  $   330,896
Net Asset Value Per Share                                                            198,967
Total Net Assets - Class B                                                       $      1.66
Shares Outstanding, $0.01 Par Value                                              $       332
  (unlimited shares authorized)                                                          196
Net Asset Value Per Share                                                        $       169

(A) Reflects new shares issued. (Calculation: Net Assets / NAV per share)

STATEMENTS OF OPERATIONS (Unaudited)

                                                                            Janus         Berger
For the year ended October 31, 2002                                        Olympus        Growth
(all numbers in thousands)                                                  Fund           Fund        Adjustment      Proforma
----------------------------------------------------------------------   -----------    -----------    -----------    -----------
Investment income
   Interest                                                              $     7,020    $       733                   $     7,753
   Dividends                                                                  15,700          2,723                        18,423
   Foreign tax withheld                                                         (126)           (20)                         (146)
Total Investment Income                                                       22,594          3,436                        26,030

Expenses:
   Advisory fees                                                              18,735          4,866           (560)(A)     23,041
   Transfer agent fees and expenses                                            6,232          2,495           (743)(A)      7,984
   Registration fees                                                              50             51            (40)(B)         61
   Printing and Postage expenses                                               1,584            888           (476)(A)      1,996
   Custodian fees                                                                198             61            (21)(A)        238
   Audit fees                                                                     22             13            (13)(B)         22
   Trustees' fees and expenses                                                    23             (2)             2 (B)         23
   12b-1 fees                                                                     --          1,825         (1,825)(B)         --
   Other expenses                                                                133             32            (28)(B)        137
Total Expenses                                                                26,977         10,229         (3,704)        33,502
Expense and Fee Offsets                                                         (693)           (16)            --           (709)
Net Expenses                                                                  26,284         10,213         (3,704)        32,793
Excess Expense Reimbursement                                                      --           (468)            --           (468)
Net Expenses After Reimbursement                                              26,284          9,745         (3,704)        32,325
Net Investment Income/(Loss)                                                  (3,690)        (6,309)                       (6,295)
Net Realized and Unrealized Gain/(Loss)
      on Investments:
   Net realized gain/(loss) from securities
      transactions                                                          (500,932)      (226,431)                     (727,363)
   Net realized gain/(loss) from foreign
      currency transactions                                                   (1,271)            --                        (1,271)
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations                        94,769       (626,365)                     (531,596)
Net Realized and Unrealized Gain/(Loss) on Investments                      (407,434)      (852,796)                   (1,260,230)
Net Increase/(Decrease) in Net Assets Resulting from Operations          $  (411,124)   $  (859,105)                  $(1,266,525)

(A) Reflects adjustment in expenses due to effects of new contractual rates.

(B) Reflects adjustment in expenses due to elimination of duplicative services.

STATEMENTS OF OPERATIONS (Unaudited)

For the year ended October 31, 2002
(all numbers in thousands)

                                      Janus        Berger Small
                                     Venture      Company Growth
                                      Fund             Fund         Adjustment      Proforma

Investment income
    Interest                       $      274        $   1,088                     $    1,362
    Dividends                           1,143              888                          2,031
    Foreign tax withheld                   (3)              --                             (3)
----------------------------------------------------------------------------------------------
Total Investment Income                 1,414            1,976                          3,390
----------------------------------------------------------------------------------------------
Expenses:
    Advisory fees                       6,453            4,588      (1,036)(A)         10,005
    Transfer agent fees and expenses    1,886            1,841        (765)(A)          2,962
    Registration fees                      --              115        (115)(B)             --
    Printing and Postage expenses         255              460        (236)(A)            479
    Custodian fees                        100               82         (47)(A)            135
    Audit fees                             19               33         (33)(B)             19
    Trustees' fees and expenses            10               46         (46)(B)             10
    12b-1 fees                             --            1,392      (1,392)(B)             --
    Other expenses                         56              121        (121)(B)             56
---------------------------------------------------------------------------------------------
Total Expenses                          8,779            8,678      (3,791)            13,666
Expense and Fee Offsets                  (105)              --          --               (105)
Net Expenses                            8,674            8,678      (3,791)            13,561
Excess Expense Reimbursement               --             (330)         --               (330)
Net Expenses After Reimbursement        8,674            8,348      (3,791)            13,231
Net Investment Income/(Loss)           (7,260)          (6,372)                        (9,841)
---------------------------------------------------------------------------------------------
Net Realized and Unrealized
  Gain/(Loss) on Investments:
    Net realized gain/(loss) from
      securities transactions         (22,966)        (242,469)                      (265,435)
    Net realized gain/(loss) from
      foreign currency transactions        24               --                             24
    Change in net unrealized
      appreciation or depreciation
      of investments and foreign
      currency translations           (96,155)          82,308                        (13,847)
---------------------------------------------------------------------------------------------
Net Realized and Unrealized
  Gain/(Loss) on Investments         (119,097)        (160,161)                      (279,258)
Net Increase/(Decrease) in
  Net Assets Resulting from
  Operations                        $(126,357)       $(166,533)                     $(289,099)

(A) Reflects adjustment in expenses due to effects of new contractual rates.
(B) Reflects adjustment in expenses due to elimination of duplicative services.

FORWARD CURRENCY CONTRACTS, OPEN AT OCTOBER 31, 2002


                                           CURRENCY
                                             SOLD
                                             AND
                                          SETTLEMENT
        CURRENCY UNITS SOLD                 DATE                  CURRENCY VALUE IN $ U.S.             UNREALIZED GAIN/(LOSS)
  ---------------------------------    --------------     ---------------------------------------   -------------------------------
  BERGER                                                    BERGER                                  BERGER
  SMALL                                                     SMALL                                    SMALL
  COMPANY       JANUS                                      COMPANY        JANUS                     COMPANY      JANUS
  GROWTH       VENTURE                                      GROWTH       VENTURE                     GROWTH     VENTURE
   FUND          FUND      COMBINED                          FUND          FUND         COMBINED      FUND        FUND     COMBINED
  -------     ---------   ---------    --------------     ---------    -----------    -----------    -------     -------   --------
                                            Canadian
     --       8,700,000   8,700,000    Dollar 1/31/03     $      --    $ 5,539,927    $ 5,539,927    $    --     $67,550   $67,550


"INTRODUCTORY NOTE"

         The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 2002. The unaudited pro forma schedule of investments, and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Selling Fund, (as defined in Note 2 to Pro Forma Financial Statements) as well as combined, at October 31, 2002. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Selling Fund for the year ended October 31, 2002. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for both the Acquiring and Selling Fund under accounting principles generally accepted in the United States of America in the investment company industry. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Selling Fund for pre-combination periods will not be restated.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1 - SCHEDULE OF INVESTMENTS:

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange


------------------
*       Non-income producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

***     Security is Restricted and Illiquid.

         The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2002.

                                                                                                                     COMBINED
                                  PURCHASES                       SALES                REALIZED                       MARKET
                        ----------------------------  -----------------------------     GAIN/         DIVIDEND        VALUE AT
                             SHARES         COST         SHARES          COST           (LOSS)         INCOME         10/31/02
                        -------------  -------------  -------------   -------------   -------------   -------------   -------------

JANUS OLYMPUS FUND
   Blockbuster Inc.-
      Class A ..........    1,732,075  $  39,273,068      1,306,285   $  30,314,446   $   6,326,714              --   $  10,206,186

JANUS VENTURE FUND
   Biosite, Inc. .......      934,520  $  23,117,964             --              --              --              --   $  28,332,955
   Centene Corp. .......      619,030     13,239,008        107,355   $   2,745,332   $     370,706              --      15,570,270
   Dynacare, Inc. ......    1,844,415     20,288,565      1,844,415      20,288,565      20,845,590              --              --
   Euronet Worldwide,
      Inc. .............    1,403,795     18,125,223             --              --              --              --       6,972,821
   Gray Television,
      Inc. .............      930,190      7,674,068             --              --              --              --       8,232,182
   MIM Corp. ...........    1,289,260     19,764,171             --              --              --              --       9,231,102
   School Specialty,
      Inc. .............           --             --        286,023       5,477,318       1,521,172              --      15,348,303
   Stellent, Inc. ......      425,640      7,942,384      1,257,805      39,269,890     (30,215,581)             --              --
   TALX Corp. ..........       79,713      1,026,396             --              --              --   $     127,860      14,252,079
                                       -------------                  -------------   -------------   -------------   -------------
                                       $ 111,177,779                  $  67,781,105   $  (7,478,113)  $     127,860      97,939,712


* Table above reflects the Acquiring Fund transaction history for certain affiliates.

         Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

NOTE 2 - REORGANIZATION:

         On December 10, 2002, the Board of Trustees of the Janus Investment Funds and on November 26, 2002 the Board of Directors of Berger Investment Portfolio Trust, approved an Agreement and Plan of Reorganization.

         The reorganization will result in the following funds (Berger Growth Funds) moving into comparable Janus funds as follows, subject to shareholder approval:

Selling Fund                                    Acquiring Fund
------------                                    --------------
Berger Balanced Fund                            Janus Balanced Fund
Berger Growth Fund                              Janus Olympus Fund
Berger Large Cap Growth Fund                    Janus Growth and Income Fund
Berger Mid Cap Growth Fund                      Janus Enterprise Fund
Berger Small Company Growth Fund                Janus Venture Fund
Berger Information Technology Fund              Janus Global Technology Fund
Berger International Fund                       Janus Overseas Fund

         Each Acquiring Fund will acquire all of the assets of the each Selling Fund, subject to the liabilities of such Fund, in exchange for a number of shares of Acquiring Fund equal in value to the net assets of the Selling Fund. The Merger will be accounted for as a tax-free merger of investment companies.

         The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

NOTE 3 - SECURITY VALUATION:


         Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.


         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

NOTE 4 - CAPITAL SHARES:

         The unaudited pro forma net asset value per share assumes additional shares of the Acquiring Fund issued in connection with the proposed acquisition of the Selling Fund as of October 31, 2002. The number of additional shares issued was calculated by dividing the value of the assets, net of liabilities, of the Selling Fund by the net asset value of the Acquiring Fund Share.

NOTE 5 - UNAUDITED PRO FORMA ADJUSTMENTS:

         The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 2002. The Selling Fund's expenses were adjusted assuming the Acquiring Fund's fee and expense structure was in effect for the year ended October 31, 2002 and for estimated reductions due to the elimination of duplicate expenses.

NOTE 6 - MERGER COSTS:

         Janus Capital Management LLC ("Janus Capital), the investment adviser to the Funds, will bear all costs in connection with the reorganization.

NOTE 7 - FEDERAL INCOME TAXES:

         It is the policy of the Funds, to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

         The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset the Selling Fund's capital gains in any given year, may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                             JANUS INVESTMENT FUND
                               Janus Olympus Fund

                        Supplement dated August 9, 2002
         to Statement of Additional Information dated February 25, 2002 as Supplemented April 3, 2002, May 13, 2002, May 31, 2002 and June 19, 2002

Effective August 12, 2002, Janus Olympus Fund will reopen to new investors. To invest, please visit janus.com or call a Janus Representative at 1-800-525-3713. Please see the Janus Olympus Fund's prospectus for complete information, including charges and expenses. Read it carefully before you invest or send money.

                                    February 25, 2002
                                    As Supplemented April 3, 2002, May 13, 2002,
                                    May 31, 2002 and June 19, 2002

                               DOMESTIC EQUITY FUNDS    GLOBAL/INTERNATIONAL EQUITY FUNDS
                               Janus Fund               Janus Worldwide Fund
                               Janus Twenty Fund        Janus Overseas Fund
                               Janus Venture Fund       Janus Global Life Sciences Fund
                               Janus Olympus Fund       Janus Global Technology Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust.

     Although the Funds are closed, current investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. See the "Shareholder's Manual" section of the Funds' Prospectuses for more details. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 25, 2002, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies
                and Restrictions, and Investment
                Strategies and Risks............................    2
                Investment Adviser..............................   42
                Custodian, Transfer Agent
                and Certain Affiliations........................   48
                Portfolio Transactions and Brokerage............   50
                Trustees and Officers...........................   57
                Purchase of Shares..............................   68
                   Net Asset Value Determination................   68
                   Reinvestment of Dividends and Distributions..   69
                Redemption of Shares............................   71
                Shareholder Accounts............................   72
                   Online and Telephone Transactions............   72
                   Systematic Redemptions.......................   72
                Tax-Deferred Accounts...........................   73
                Income Dividends,
                Capital Gains Distributions and Tax Status......   75
                Principal Shareholders..........................   76
                Miscellaneous Information.......................   78
                   Shares of the Trust..........................   78
                   Shareholder Meetings.........................   79
                   Voting Rights................................   79
                   Master/Feeder Option.........................   80
                   Independent Accountants......................   80
                   Registration Statement.......................   80
                Performance Information.........................   81
                Financial Statements............................   85
                Appendix A......................................   86

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES
AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Twenty Fund, Janus Olympus Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund intend to operate in a nondiversified manner. Each of these Funds may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Fund, Janus Venture Fund, Janus Worldwide Fund and Janus Overseas Fund are diversified funds.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policies (1) and (2), which apply only to the Funds specifically listed in that policy.

               (1) With respect to 75% of its total assets, Janus Fund, Janus Venture Fund, Janus Worldwide Fund and Janus Overseas Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Global Life Sciences Fund. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or invest-

               ment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short. In addition, the Funds may engage in

               "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture;
               cosmetics/personal care; and biotechnology.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization

               ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending.

               Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble

               Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securi-ties include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of

               ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.

               Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the

               FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchas-ing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each of the Funds have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of

               0.65% of the average daily net assets of each Fund. The following table summarizes the advisory fees paid by the Funds for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                               2001              2000(1)            1999
Fund Name                                  Advisory Fees      Advisory Fees     Advisory Fees
---------------------------------------------------------------------------------------------
Janus Fund                                 $222,611,251       $293,095,164      $188,515,455
Janus Twenty Fund                          $131,931,417       $224,254,404      $144,062,829
Janus Venture Fund                         $  8,532,931       $ 16,377,929      $  9,179,171
Janus Olympus Fund                         $ 30,986,084       $ 49,402,033      $ 15,147,815
Janus Worldwide Fund                       $181,794,280       $251,412,428      $122,952,544
Janus Overseas Fund                        $ 45,133,454       $ 64,199,188      $ 30,154,085
Janus Global Life Sciences Fund            $ 19,225,549       $ 19,507,344      $  1,422,165(2)
Janus Global Technology Fund               $ 26,064,028       $ 57,844,006      $  7,158,824(2)

(1) Effective January 31, 2000, the management fee paid by each Fund was changed to 0.65% of the average daily net assets of such Fund.
(2) December 31, 1998 (inception) to October 31, 1999.

               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Services receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               Prior to June 1, 2001, the Funds also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

               For the fiscal year ended October 31, 2001, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name                                                  Commissions    Transactions
---------------------------------------------------------------------------------------
Janus Fund                                                 $1,848,970    $1,046,117,654
Janus Twenty Fund                                          $  761,226    $  656,688,582
Janus Venture Fund                                         $   47,336    $   29,695,017
Janus Olympus Fund                                         $  264,366    $  213,449,852
Janus Worldwide Fund                                       $  971,657    $  710,298,512
Janus Overseas Fund                                        $   88,758    $   64,366,258
Janus Global Life Sciences Fund                            $  139,283    $  143,068,022
Janus Global Technology Fund                               $    5,976    $    3,703,447

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would otherwise be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:

Fund Name                                         2001           2000           1999
----------------------------------------------------------------------------------------
Janus Fund                                     $ 2,370,919    $41,869,391    $24,220,814
Janus Twenty Fund                              $   985,784    $ 9,646,140    $ 6,924,862
Janus Venture Fund                             $   133,600    $ 1,526,096    $ 1,688,512
Janus Olympus Fund                             $   417,419    $ 6,958,829    $ 2,699,806
Janus Worldwide Fund                           $ 3,741,530    $53,216,732    $34,428,451
Janus Overseas Fund                            $   943,739    $15,689,909    $12,656,978
Janus Global Life Sciences Fund                $   353,728    $ 5,115,448    $   669,916(1)
Janus Global Technology Fund                   $    81,755    $ 7,757,183    $ 1,303,894(1)

(1) December 31, 1998 (inception) to October 31, 1999.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                 Commissions Paid Through
                                   DSTS for the Period      Reduction of    % of Total     % of Total
Fund Name                        Ended October 31, 2001*     Expenses*     Commissions+   Transactions
------------------------------------------------------------------------------------------------------
Janus Fund                               $710,427             $532,953        29.96%         28.59%
Janus Twenty Fund                        $ 85,320             $ 64,006         8.66%          8.78%
Janus Olympus Fund                       $ 58,569             $ 43,937        14.03%         10.38%
Janus Worldwide Fund                     $269,237             $201,272         7.20%          8.50%
Janus Global Life Sciences Fund          $ 32,330             $ 24,253         9.14%          8.05%
Janus Global Technology Fund             $ 19,000             $ 14,254        23.24%         28.51%

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

                                   Commission Paid                       Commission Paid
                                 through DSTS for the                  through DSTS for the
                                     Period Ended       Reduction of       Period Ended       Reduction of
Fund Name                         October 31, 2000*      Expenses*      October 31, 1999*      Expenses*
----------------------------------------------------------------------------------------------------------
Janus Fund                             $689,496           $517,122           $460,621           $345,465
Janus Twenty Fund                      $ 49,817           $ 37,363           $ 58,260           $ 43,695
Janus Venture Fund                     $      -           $      -           $    878           $    659
Janus Olympus Fund                     $ 52,620           $ 39,465           $  6,177           $  4,633
Janus Worldwide Fund                   $237,959           $178,469           $197,404           $148,053
Janus Overseas Fund                    $ 17,828           $ 13,371           $  5,354           $  4,015
Janus Global Life Sciences Fund        $    642           $    481           $      -           $      -
Janus Global Technology Fund           $  2,383           $  1,788           $      -           $      -

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Janus Capital owns, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Funds. By virtue of such ownership, E*Trade Group is considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade is considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended October 31, 2001. The Funds did not execute any transactions through E*Trade during their fiscal years ended October 31, 1999 or October 31, 2000. Funds not listed below did not pay any commissions to E*Trade.

                                                              Aggregate Commissions
Fund Name                                                        Paid to E*Trade
-----------------------------------------------------------------------------------
Janus Fund                                                           $3,050
Janus Worldwide Fund                                                 $1,501
Janus Global Technology Fund                                         $1,945

               For the most recent fiscal year ended October 31, 2001, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade.

                                                                        Percentage of Aggregate
                                            Percentage of Aggregate      Transactions Effected
Fund Name                                 Commissions Paid to E*Trade       Through E*Trade
-----------------------------------------------------------------------------------------------
Janus Fund                                           0.01%                       0.02%
Janus Worldwide Fund                                 0.003%                      0.01%
Janus Global Technology Fund                         0.04%                       0.11%

               As of October 31, 2001, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                    Value of
                                           Name of                 Securities
Fund Name                               Broker-Dealer                Owned
------------------------------------------------------------------------------
Janus Fund                    Charles Schwab Corp.                $432,504,694
Janus Fund                    Goldman Sachs Group, Inc.            254,939,162
Janus Fund                    Merrill Lynch & Company, Inc.        298,585,195
Janus Twenty Fund             Goldman Sachs Group, Inc.            534,952,051
Janus Twenty Fund             Merrill Lynch & Company, Inc.        255,881,837
Janus Olympus Fund            Goldman Sachs Group, Inc.            123,422,847
Janus Worldwide Fund          Goldman Sachs Group, Inc.            136,529,888

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 52 series or funds.

               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

----------------------------------------------------------------------------------------------------------
                                                 TRUSTEES
----------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              PORTFOLIOS IN
                                                                              FUND           OTHER
                           POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND              HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS                    FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*         President, 6/69-Present   Until July 1, 2002,      52             N/A
 100 Fillmore Street       Chairman                  President and Chief
 Denver, CO 80206          and                       Executive Officer of
 Age 64                    Trustee                   Janus Capital.
                                                     Formerly, President and
                                                     Director (1994-2002) of
                                                     the Janus Foundation;
                                                     Chairman and Director
                                                     (1978-2002) of Janus
                                                     Capital Corporation;
                                                     and Director
                                                     (1997-2001) of Janus
                                                     Distributors, Inc.
----------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

----------------------------------------------------------------------------------------------------------
                                                 TRUSTEES
----------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              PORTFOLIOS IN
                                                                              FUND           OTHER
                           POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND              HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS                    FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
 William F. McCalpin       Trustee    6/02-Present   Executive Vice           52             Founding
 100 Fillmore Street                                 President and Chief                     Director and
 Denver, CO 80206                                    Operating Officer of                    Board Chair,
 Age 45                                              The Rockefeller                         Solar
                                                     Brothers Fund (a                        Development
                                                     private family                          Foundation;
                                                     foundation). Formerly,                  Trustee and
                                                     Director of Investments                 Vice
                                                     (1991-1998) of The John                 President,
                                                     D. and Catherine T.                     Asian
                                                     MacArthur Foundation (a                 Cultural
                                                     private family                          Council.
                                                     foundation).
----------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee    6/02-Present   President and Chief      52             Chairman of
 100 Fillmore Street                                 Executive Officer of                    the Board,
 Denver, CO 80206                                    The Field Museum of                     Divergence
 Age 64                                              Natural History.                        LLC; Director
                                                     Formerly, Senior Vice                   of A.M.
                                                     President (1987-1997)                   Castle & Co.,
                                                     of Booz-Allen &                         Harris
                                                     Hamilton, Inc. (a                       Insight
                                                     management consulting                   Funds, W.W.
                                                     firm).                                  Grainger,
                                                                                             Inc.; Trustee
                                                                                             of WTTW
                                                                                             (Chicago
                                                                                             public
                                                                                             television
                                                                                             station), the
                                                                                             University of
                                                                                             Chicago and
                                                                                             Chicago
                                                                                             Public
                                                                                             Education
                                                                                             Fund.
----------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee    2/71-Present   Private Investor.        52             N/A
 100 Fillmore Street                                 Formerly (1997-1998)
 Denver, CO 80206                                    Chief Financial
 Age 58                                              Officer - Boston Market
                                                     Concepts, Boston
                                                     Chicken, Inc., Golden,
                                                     CO (a restaurant
                                                     chain).
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                 TRUSTEES
----------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              PORTFOLIOS IN
                                                                              FUND           OTHER
                           POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND              HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS                    FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CNTD.)
----------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee    1/97-Present   Professor of Business,   52             Director of
 100 Fillmore Street                                 University of Colorado,                 Optika, Inc.
 Denver, CO 80206                                    Colorado Springs, CO.                   and NeoCore
 Age 58                                              Formerly, Distinguished                 Corp.
                                                     Visiting Professor of
                                                     Business (2001-2002),
                                                     Thunderbird (American
                                                     Graduate School of
                                                     International
                                                     Management), Phoenix,
                                                     AZ; and Principal
                                                     (1988-1999) of
                                                     Phillips-Smith Retail
                                                     Group, Colorado
                                                     Springs, CO (a venture
                                                     capital firm).
----------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee    6/84-Present   Corporate Vice           52             N/A
 100 Fillmore Street                                 President and General
 Denver, CO 80206                                    Manager of MKS
 Age 57                                              Instruments - HPS
                                                     Products, Boulder, CO
                                                     (a manufacturer of
                                                     vacuum fittings and
                                                     valves).
----------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee    8/69-Present   Consultant               52             N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                OFFICERS
---------------------------------------------------------------------------------------------------------
                                                TERM OF OFFICE*
NAME, AGE AND              POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                    FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------------
 William Bales**           Executive Vice       2/97-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Analyst (1993-1997) for
 Denver, CO 80206          Portfolio Manager                        Janus Capital Corporation.
 Age 33                    Janus Venture Fund
---------------------------------------------------------------------------------------------------------
 Laurence Chang**          Executive Vice       9/99-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Co-Portfolio Manager (1998-
 Denver, CO 80206          Co-Portfolio                             2000) of Janus Overseas Fund and
 Age 36                    Manager                                  Analyst (1993-1998) for Janus Capital
                           Janus Worldwide                          Corporation.
                           Fund
---------------------------------------------------------------------------------------------------------
 Helen Young Hayes**+      Executive Vice       2/93-Present        Vice President and Managing Director
 100 Fillmore Street       President and                            of Investments of Janus Capital.
 Denver, CO 80206          Co-Portfolio                             Formerly, Director (2000-2002) for
 Age 39                    Manager                                  Janus Capital Corporation.
                           Janus Worldwide
                           Fund and Janus
                           Overseas Fund
---------------------------------------------------------------------------------------------------------
 C. Mike Lu**              Executive Vice       11/98-Present       Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Analyst, (1991-1998) for
 Denver, CO 80206          Portfolio Manager                        Janus Capital Corporation.
 Age 32                    Janus Global
                           Technology Fund
---------------------------------------------------------------------------------------------------------
 Brent A. Lynn**           Executive Vice       1/01-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Analyst (1991-2001) for
 Denver, CO 80206          Co-Portfolio                             Janus Capital Corporation.
 Age 38                    Manager
                           Janus Overseas Fund
---------------------------------------------------------------------------------------------------------
 Thomas R. Malley**        Executive Vice       11/98-Present       Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Analyst (1991- 1998) for
 Denver, CO 80206          Portfolio Manager                        Janus Capital Corporation.
 Age 33                    Janus Global Life
                           Sciences Fund
---------------------------------------------------------------------------------------------------------
 Blaine P. Rollins**       Executive Vice       1/00-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Portfolio Manager (1996-
 Denver, CO 80206          Portfolio Manager                        1999) of Janus Balanced Fund and
 Age 35                    Janus Fund                               Janus Equity Income Fund.
---------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.
 + Ms. Young and Ms. Hayes are sisters.

---------------------------------------------------------------------------------------------------------
                                                OFFICERS
---------------------------------------------------------------------------------------------------------
                                                TERM OF OFFICE*
NAME, AGE AND              POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                    FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel**      Executive Vice       8/97-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Portfolio Manager (1995-
 Denver, CO 80206          Portfolio Manager                        1997) of Janus Olympus Fund.
 Age 43                    Janus Twenty Fund
---------------------------------------------------------------------------------------------------------
 Claire Young**+           Executive Vice       8/97-Present        Vice President of Janus Capital.
 100 Fillmore Street       President and                            Formerly, Analyst (1992-1997) for
 Denver, CO 80206          Portfolio Manager                        Janus Capital Corporation.
 Age 36                    Janus Olympus Fund
---------------------------------------------------------------------------------------------------------
 Thomas A. Early**         Vice President and   3/98-Present        Vice President, General Counsel,
 100 Fillmore Street       General Counsel                          Secretary and Interim Director of
 Denver, CO 80206                                                   Janus Capital; Vice President,
 Age 47                                                             General Counsel, Secretary and
                                                                    Director of Janus Services LLC, Janus
                                                                    Capital International LLC and Janus
                                                                    Institutional Services LLC; Vice
                                                                    President, General Counsel and
                                                                    Director to Janus International
                                                                    (Asia) Limited and Janus
                                                                    International Limited; Vice
                                                                    President, General Counsel and
                                                                    Secretary to Janus Distributors LLC
                                                                    and the Janus Foundation; and
                                                                    Director for Janus Capital Trust
                                                                    Manager Limited and Janus World
                                                                    Funds. Formerly, Director (2001) of
                                                                    Janus Distributors, Inc.; Vice
                                                                    President, General Counsel, Secretary
                                                                    and Director (2000-2002) of Janus
                                                                    International Holding, Inc.; and
                                                                    Executive Vice President and General
                                                                    Counsel/Mutual Funds (1994-1998) of
                                                                    Prudential Insurance Company.
---------------------------------------------------------------------------------------------------------
 Bonnie M. Howe**          Vice President       12/99-Present       Vice President and Assistant General
 100 Fillmore Street                                                Counsel to Janus Capital, Janus
 Denver, CO 80206                                                   Distributors LLC and Janus Services
 Age 36                                                             LLC. Formerly, Assistant Vice
                                                                    President (1997-1999) and Associate
                                                                    Counsel (1995-1999) for Janus Capital
                                                                    Corporation and Assistant Vice
                                                                    President (1998-2000) for Janus
                                                                    Service Corporation.
---------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.
 + Ms. Young and Ms. Hayes are sisters.

---------------------------------------------------------------------------------------------------------
                                                OFFICERS
---------------------------------------------------------------------------------------------------------
                                                TERM OF OFFICE*
NAME, AGE AND              POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                    FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes**     Vice President and   12/99-Present       Vice President and Assistant General
 100 Fillmore Street       Secretary                                Counsel of Janus Capital, Janus
 Denver, CO 80206                                                   Distributors LLC and Janus Services
 Age 36                                                             LLC. Formerly, Assistant Vice
                                                                    President (1997-1999) of Janus
                                                                    Capital Corporation; Chief Compliance
                                                                    Officer, Director and President
                                                                    (1997-1999) of Janus Distributors
                                                                    Inc.; and Assistant Vice President
                                                                    (1998-2000) of Janus Service
                                                                    Corporation.
---------------------------------------------------------------------------------------------------------
 David R. Kowalski**       Vice President       6/02-Present        Vice President and Chief Compliance
 100 Fillmore Street                                                Officer of Janus Capital and Janus
 Denver, CO 80206                                                   Distributors LLC; and Assistant Vice
 Age 45                                                             President of Janus Services LLC.
                                                                    Formerly, Senior Vice President and
                                                                    Director (1985-2000) of Mutual Fund
                                                                    Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------------
 Glenn P. O'Flaherty**     Treasurer and Chief  1/96-Present        Vice President of Janus Capital.
 100 Fillmore Street       Accounting Officer                       Formerly, Director of Fund Accounting
 Denver, CO 80206                                                   (1991-1997) of Janus Capital
 Age 43                                                             Corporation.
---------------------------------------------------------------------------------------------------------
 Loren M. Starr**          Vice President and   9/01-Present        Vice President of Finance, Treasurer,
 100 Fillmore Street       Chief Financial                          Chief Financial Officer and Interim
 Denver, CO 80206          Officer                                  Director of Janus Capital; Vice
 Age 40                                                             President of Finance, Treasurer and
                                                                    Chief Financial Officer of Janus
                                                                    Services LLC and Janus International
                                                                    Limited; Vice President of Finance,
                                                                    Treasurer, Chief Financial Officer
                                                                    and Director of Janus Distributors
                                                                    LLC, Janus Capital International LLC
                                                                    and Janus Institutional Services LLC;
                                                                    and Director of Janus Capital Trust
                                                                    Manager Limited and Janus World
                                                                    Funds. Formerly, Vice President of
                                                                    Finance, Treasurer, Chief Financial
                                                                    Officer (2001-2002) and Director
                                                                    (2002) of Janus International
                                                                    Holding, Inc.; Managing Director,
                                                                    Treasurer and Head of Corporate
                                                                    Finance and Reporting (1998-2001) for
                                                                    Putnam Investments; and Senior Vice
                                                                    President of Financial Planning and
                                                                    Analysis (1996-1998) for Lehman
                                                                    Brothers, Inc.
---------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

---------------------------------------------------------------------------------------------------------
                                                OFFICERS
---------------------------------------------------------------------------------------------------------
                                                TERM OF OFFICE*
NAME, AGE AND              POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS                    FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------------
 Heidi J. Walter**         Vice President       4/00-Present        Vice President and Assistant General
 100 Fillmore Street                                                Counsel to Janus Capital and Janus
 Denver, CO 80206                                                   Services LLC. Formerly, Vice
 Age 34                                                             President and Senior Legal Counsel
                                                                    (1995-1999) for Stein Roe & Farnham,
                                                                    Inc.
---------------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                    MEMBERS (AS OF          HELD DURING LAST
                        FUNCTIONS                   JUNE 19, 2002)          FISCAL YEAR
--------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE        Reviews the financial       John W. McCarter, Jr.             4
                        reporting process, the      (Chairman)
                        system of internal          Dennis B. Mullen
                        control, the audit          William D. Stewart
                        process, and the Trusts'
                        process for monitoring
                        compliance with investment
                        restrictions and
                        applicable laws and the
                        Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE    Reviews and makes           James T. Rothe                    5
                        recommendations regarding   (Chairman)
                        matters related to the      William F. McCalpin
                        Trusts' use of brokerage    Dennis B. Mullen
                        commissions and placement
                        of portfolio transactions.
--------------------------------------------------------------------------------------------------
 MONEY MARKET           Reviews various matters     Martin H. Waldinger               4
 COMMITTEE              related to the operations   (Chairman)
                        of the Janus Money Market   William F. McCalpin
                        Funds, including            James T. Rothe
                        compliance with each
                        Trust's Money Market Fund
                        Procedures.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                    MEMBERS (AS OF          HELD DURING LAST
                        FUNCTIONS                   JUNE 19, 2002)          FISCAL YEAR
--------------------------------------------------------------------------------------------------
 NOMINATING AND         Identifies and recommends   Dennis B. Mullen                  3
 GOVERNANCE COMMITTEE   individuals for Trustee     (Chairman)
                        membership, consults with   John W. McCarter, Jr.
                        Management in planning      William D. Stewart
                        Trustee meetings, and
                        oversees the
                        administration of, and
                        ensures the compliance
                        with, the Governance
                        Procedures and Guidelines
                        adopted by the Trusts.
--------------------------------------------------------------------------------------------------
 PRICING COMMITTEE      Determines the fair value   William D. Stewart                15
                        of restricted securities    (Chairman)
                        and other securities for    James T. Rothe
                        which market quotations     Martin H. Waldinger
                        are not readily available,
                        pursuant to procedures
                        adopted by the Trustees.
--------------------------------------------------------------------------------------------------

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

--------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR
                                                                            RANGE OF EQUITY
                                                                            SECURITIES IN
                                                                            ALL REGISTERED
                                                                            INVESTMENT
                                                                            COMPANIES
                                                                            OVERSEEN BY
                        DOLLAR RANGE OF EQUITY                              TRUSTEE IN
NAME OF TRUSTEE         SECURITIES IN THE FUNDS                             JANUS FUNDS
--------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------
 THOMAS H. BAILEY       Janus Fund                           Over $100,000   Over $100,000
                        Janus Twenty Fund                 $50,001-$100,000
                        Janus Venture Fund                $50,001-$100,000
                        Janus Olympus Fund                   Over $100,000
                        Janus Overseas Fund                $10,001-$50,000
                        Janus Global Life Sciences Fund      Over $100,000
                        Janus Global Technology Fund         Over $100,000
--------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN*    Janus Worldwide Fund                 Over $100,000   Over $100,000
--------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.*  None                                                      None

--------------------------------------------------------------------------------------------
 DENNIS B. MULLEN        Janus Twenty Fund                  $10,001-$50,000   Over $100,000
                         Janus Venture Fund                 $10,001-$50,000
                         Janus Olympus Fund                   Over $100,000
                         Janus Worldwide Fund              $50,001-$100,000
                         Janus Overseas Fund               $50,001-$100,000
                         Janus Global Life Sciences Fund      Over $100,000
                         Janus Global Technology Fund         Over $100,000
--------------------------------------------------------------------------------------------
 JAMES T. ROTHE          Janus Fund                         $10,001-$50,000   Over $100,000
                         Janus Overseas Fund                $10,001-$50,000
                         Janus Global Life Sciences Fund    $10,001-$50,000
                         Janus Global Technology Fund       $10,001-$50,000
--------------------------------------------------------------------------------------------
 WILLIAM D. STEWART      Janus Fund                              $1-$10,000   Over $100,000
                         Janus Twenty Fund                       $1-$10,000
                         Janus Olympus Fund                 $10,001-$50,000
                         Janus Worldwide Fund              $50,001-$100,000
                         Janus Global Life Sciences Fund         $1-$10,000
                         Janus Global Technology Fund            $1-$10,000
--------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER     Janus Fund                         $10,001-$50,000   Over $100,000
                         Janus Twenty Fund                  $10,001-$50,000
                         Janus Overseas Fund                $10,001-$50,000
--------------------------------------------------------------------------------------------

* Trustee since June 2002.

               As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.

                                              Aggregate Compensation       Total Compensation
                                                From the Funds for      From the Janus Funds for
                                                Fiscal year ended         calendar year ended
Name of Person, Position*                        October 31, 2001        December 31, 2001****
-------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee**                  $0                          $0
William D. Stewart, Trustee***                       $87,847                    $185,000
Dennis B. Mullen, Trustee***                         $81,735                    $185,000
Martin H. Waldinger, Trustee***                      $88,582                    $185,000
James T. Rothe, Trustee***                           $81,245                    $185,000

   * Mr. McCalpin and Mr. McCarter were elected as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds during the periods shown in the table.
  ** Mr. Bailey is being treated as an interested person of the Funds and Janus
     Capital and is compensated by Janus Capital.
 *** Independent Trustee.
**** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Although the Funds are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed. The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each

               Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated on janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit www.janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Funds declare and make annual distributions of income (if any). The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

               As of January 31, 2002, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.

               As of January 28, 2002, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:

Fund Name                                                           Held by Schwab
----------------------------------------------------------------------------------------
Janus Fund                                                              13.54%
Janus Twenty Fund                                                       11.07%
Janus Venture Fund                                                       9.39%
Janus Olympus Fund                                                      19.35%
Janus Worldwide Fund                                                    21.11%
Janus Overseas Fund                                                     24.38%
Janus Global Life Sciences Fund                                         19.10%
Janus Global Technology Fund                                            16.33%

Fund Name                                                     Held by National Financial
----------------------------------------------------------------------------------------
Janus Twenty Fund                                                        5.71%
Janus Olympus Fund                                                      10.50%
Janus Worldwide Fund                                                     8.95%
Janus Overseas Fund                                                     10.27%
Janus Global Life Sciences Fund                                         12.53%
Janus Global Technology Fund                                             9.08%

               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

               In addition, as of January 28, 2002, more than 5% of the outstanding shares of the following Funds were owned of record by the shareholders listed below:

                                                Shareholder and                     Percentage
Fund                                           Address of Record                    Ownership
----------------------------------------------------------------------------------------------
Janus Worldwide Fund          FIIOC as Agent for Certain Employee Benefit Plans      11.17%
                              100 Magellan Way, KW1C
                              Covington, KY 41015-1987

Janus Twenty Fund             Nationwide QPVA                                         6.64%
                              c/o IPO CO 67
                              P.O. Box 182029
                              Columbus, OH 43218-2029

Janus Overseas Fund           FIIOC as Agent for Certain Employee Benefit Plans       8.66%
                              100 Magellan Way, KW1C
                              Covington, KY 41015-1987

Janus Overseas Fund           American Express Trust                                  5.18%
                              FBO American Express Trust Retirement Service Plans
                              P.O. Box 534
                              Minneapolis, MN 55440-0534

               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding Shares of any Fund as of January 28, 2002.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 26 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustee consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               The average annual total return before taxes of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                            Average Annual Total Return (Before Taxes)
                                   Date        Number      --------------------------------------------
                                 Available    of Months       One         Five       Ten       Life of
Fund Name                        for Sale    in Lifetime      Year       Years      Years       Fund
-------------------------------------------------------------------------------------------------------
Janus Fund                         2/5/70         381       (43.42)%      7.94%     10.74%      15.24%
Janus Twenty Fund                 4/30/85         198       (47.43)%     11.31%     12.41%      14.89%
Janus Venture Fund                4/30/85         198       (40.67)%      6.52%      9.38%      13.57%
Janus Olympus Fund               12/29/95          70       (50.61)%     12.88%        N/A      15.06%
Janus Worldwide Fund              5/15/91       125.5       (36.56)%      8.72%     13.34%      14.32%
Janus Overseas Fund                5/2/94          89       (37.09)%      8.63%        N/A      11.62%
Janus Global Life Sciences Fund  12/31/98          34       (24.26)%        N/A        N/A      20.53%
Janus Global Technology Fund     12/31/98          34       (59.95)%        N/A        N/A       3.65%

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                           Average Annual Return (After Taxes on
                                                                       Distributions)
                                  Date        Number      ----------------------------------------
                                Available    of Months       One       Five       Ten     Life of
Fund Name                       for Sale    in Lifetime     Year       Years     Years      Fund
--------------------------------------------------------------------------------------------------
Janus Fund                        2/5/70         381      (44.84)%     4.97%     8.31%     11.82%
Janus Twenty Fund                4/30/85         198      (47.73)%     8.79%    10.26%     12.53%
Janus Venture Fund               4/30/85         198      (43.56)%     2.93%     6.23%     10.53%
Janus Olympus Fund              12/29/95          70      (50.80)%    12.18%       N/A     14.45%
Janus Worldwide Fund             5/15/91       125.5      (38.02)%     7.19%    12.01%     13.04%
Janus Overseas Fund               5/2/94          89      (38.94)%     7.53%       N/A     10.77%
Janus Global Life Sciences
  Fund                          12/31/98          34      (24.28)%       N/A       N/A     20.52%
Janus Global Technology Fund    12/31/98          34      (60.18)%       N/A       N/A      3.34%

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                           Average Annual Total Return (After Taxes on
                                   Date        Number             Distributions and Redemption)
                                 Available    of Months       One         Five       Ten       Life of
Fund Name                        for Sale    in Lifetime      Year       Years      Years       Fund
-------------------------------------------------------------------------------------------------------
Janus Fund                         2/5/70         381       (24.28)%      6.33%      8.49%      11.67%
Janus Twenty Fund                 4/30/85         198       (28.30)%      8.53%      9.68%      11.90%
Janus Venture Fund                4/30/85         198       (20.31)%      5.50%      7.28%      10.86%
Janus Olympus Fund               12/29/95          70       (30.59)%     10.59%        N/A      12.60%
Janus Worldwide Fund              5/15/91       125.5       (20.17)%      6.88%     11.06%      12.02%
Janus Overseas Fund                5/2/94          89       (20.28)%      7.00%        N/A       9.71%
Janus Global Life Sciences Fund  12/31/98          34       (14.77)%        N/A        N/A      16.93%
Janus Global Technology Fund     12/31/98          34       (36.37)%        N/A        N/A       2.90%

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Janus Worldwide Fund may also compare its performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index. Janus Overseas Fund may also compare its performance to the record of global market indicators, such as the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS

               The following audited financial statements for the period ended October 31, 2001 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 2001:

               Schedules of Investments as of October 31, 2001

               Statements of Operations for the period ended October 31, 2001

               Statements of Assets and Liabilities as of October 31, 2001

               Statements of Changes in Net Assets for the periods ended October 31, 2001 and 2000

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Reports of Independent Accountants

               The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                    [JANUS LOGO]
                                    www.janus.com

                                    PO Box 173375
                                    Denver, CO 80217-3375
                                    1-800-525-3713

                    [JANUS LOGO]
                                    www.janus.com

                                    PO Box 173375
                                    Denver, CO 80217-3375
                                    1-800-525-3713

                                February 25, 2002
                                As Supplemented April 3, 2002, May 13, 2002,
                                May 31, 2002 and June 19, 2002

                               EQUITY FUNDS                    INCOME FUNDS
                               Janus Enterprise Fund           Janus Flexible Income Fund
                               Janus Mercury Fund              Janus Federal Tax-Exempt
                               Janus Special Situations Fund   Fund
                               Janus Strategic Value Fund      Janus High-Yield Fund
                               Janus Orion Fund                Janus Short-Term Bond Fund
                               Janus Fund 2
                               Janus Global Value Fund
                               Janus Core Equity Fund
                               (formerly Janus Equity Income
                               Fund)
                               Janus Growth and Income Fund
                               Janus Balanced Fund

                         JANUS EQUITY AND INCOME FUNDS

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust. Janus Core Equity Fund was formerly known as Janus Equity Income Fund. The name change was effective July 31, 2001.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 25, 2002, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Portfolio Turnover,
                Investment Policies and Restrictions,
                and Investment Strategies and Risks.............    2
                Investment Adviser..............................   43
                Custodian, Transfer Agent
                and Certain Affiliations........................   51
                Portfolio Transactions and Brokerage............   53
                Trustees and Officers...........................   61
                Purchase of Shares..............................   72
                   Net Asset Value Determination................   72
                   Reinvestment of Dividends and Distributions..   73
                Redemption of Shares............................   75
                Shareholder Accounts............................   76
                   Online and Telephone Transactions............   76
                   Systematic Redemptions.......................   76
                Tax-Deferred Accounts...........................   77
                Income Dividends,
                Capital Gains Distributions and Tax Status......   79
                Principal Shareholders..........................   81
                Miscellaneous Information.......................   83
                   Shares of the Trust..........................   83
                   Shareholder Meetings.........................   84
                   Voting Rights................................   84
                   Master/Feeder Option.........................   85
                   Independent Accountants......................   85
                   Registration Statement.......................   85
                Performance Information.........................   86
                Financial Statements............................   92
                Appendix A......................................   93

CLASSIFICATION, PORTFOLIO TURNOVER, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Enterprise Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Orion Fund and Janus Global Value Fund intend to operate in a nondiversified manner. Each of these Funds may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund are diversified funds.

PORTFOLIO TURNOVER

               For the fiscal year ended October 31, 2001, Janus Orion Fund's portfolio turnover rate varied significantly from its portfolio turnover rate for the fiscal year ended October 31, 2000 due to market and general economic conditions.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.

               (1) With respect to 75% of its total assets, Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities.

               JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

               JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, this Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% (without limit for Janus High-Yield Fund and Janus Flexible Income Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

               Janus Flexible Income Fund and Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, except Janus Core Equity Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,

               (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each of the Equity Funds have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund.

               Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by any of the Fixed-Income Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreement.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                 2001                     2000(1)                      1999
                       ------------------------   ------------------------   ------------------------
Fund Name              Advisory Fees    Waiver    Advisory Fees    Waiver    Advisory Fees    Waiver
-----------------------------------------------------------------------------------------------------
Janus Enterprise Fund   $31,579,339       -       $ 47,327,307       -        $ 7,724,455       -
Janus Mercury Fund      $73,061,347       -       $103,376,727       -        $34,579,777       -
Janus Special
  Situations Fund       $ 8,604,180       -       $ 11,046,610       -        $ 6,903,567       -
Janus Strategic Value
  Fund                  $17,326,328       -       $ 12,410,248(2)    -                N/A       -
Janus Orion Fund        $ 4,953,922       -       $  2,393,411(3)    -                N/A       -
Janus Fund 2            $ 2,540,859(4)    -                N/A       -                N/A       -
Janus Global Value
  Fund                  $   122,058(5)    -                N/A       -                N/A       -
Janus Core Equity
  Fund(6)               $ 5,690,845       -       $  6,724,651       -        $ 4,084,064       -
Janus Growth and
  Income Fund           $50,426,105       -       $ 55,928,716       -        $28,839,302       -
Janus Balanced Fund     $30,309,706               $ 26,568,643       -        $13,099,760       -
Janus Flexible Income
  Fund                  $ 6,609,724       -       $  6,558,853       -        $ 7,263,539       -
Janus Federal
  Tax-Exempt Fund       $   630,395    $394,781   $    466,766    $271,741    $   614,197    $352,448
Janus High-Yield Fund   $ 2,783,120       -       $  2,140,904    $ 35,287    $ 2,217,408    $ 75,922
Janus Short-Term Bond
  Fund                  $ 1,814,236    $913,061   $    837,123    $475,646    $   883,230    $504,515

(1) Effective January 31, 2000, the management fee paid by each Equity Fund was changed to 0.65% of the average daily net assets of such Fund.
(2) February 29, 2000 (inception) to October 31, 2000.
(3) June 30, 2000 (inception) to October 31, 2000.
(4) December 29, 2000 (inception) to October 31, 2001.
(5) June 29, 2001 (inception) to October 31, 2001.
(6) Formerly, Janus Equity Income Fund.

               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Services receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund and, in addition, $4 per open shareholder account in each Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               Prior to June 1, 2001, the Funds also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

               For the fiscal period ended October 31, 2001, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name                                                      Commissions   Transactions
-----------------------------------------------------------------------------------------
Janus Enterprise Fund                                          $  491,759    $244,822,707
Janus Mercury Fund                                             $1,295,645    $857,440,917
Janus Special Situations Fund                                  $  128,351    $ 77,368,297
Janus Strategic Value Fund                                     $  418,043    $289,305,821
Janus Orion Fund                                               $  129,294    $ 81,326,431
Janus Fund 2(1)                                                $  173,224    $ 82,642,634
Janus Global Value Fund(2)                                     $      584    $    245,654
Janus Core Equity Fund(3)                                      $  114,571    $ 88,811,163
Janus Growth and Income Fund                                   $  341,974    $182,956,760
Janus Balanced Fund                                            $  303,101    $197,652,773

(1) December 29, 2000 (inception) to October 31, 2001.
(2) June 29, 2001 (inception) to October 31, 2001.
(3) Formerly, Janus Equity Income Fund.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:

Fund Name                                           2001          2000           1999
----------------------------------------------------------------------------------------
Janus Enterprise Fund                            $  803,218    $ 4,583,253    $1,437,645
Janus Mercury Fund                               $1,956,037    $13,866,778    $7,635,143
Janus Special Situations Fund                    $  177,235    $ 3,001,448    $2,062,789
Janus Strategic Value Fund                       $  621,938    $ 7,156,098(1)        N/A
Janus Orion Fund                                 $  240,695    $   998,890(2)        N/A
Janus Fund 2                                     $  225,412(3)         N/A           N/A
Janus Global Value Fund                          $    5,535(4)         N/A           N/A
Janus Core Equity Fund(5)                        $  129,018    $ 1,355,115    $  493,786
Janus Growth and Income Fund                     $  586,980    $ 5,807,271    $3,425,984
Janus Balanced Fund                              $  451,600    $ 3,466,502    $1,046,051
Janus Flexible Income Fund                           -         $    22,597    $    5,000
Janus High-Yield Fund                                -         $     6,633    $   12,353
Janus Federal Tax-Exempt Fund                        -         $        68        -
Janus Short-Term Bond Fund                                          -         $    1,411

(1) February 29, 2000 (inception) to October 31, 2000.
(2) June 30, 2000 (inception) to October 31, 2000.
(3) December 29, 2000 (inception) to October 31, 2001.
(4) June 29, 2001 (inception) to October 31, 2001.
(5) Formerly, Janus Equity Income Fund.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                    Commission Paid
                                  through DSTS for the
                                      Period Ended       Reduction of    % of Total     % of Total
Fund Name                          October 31, 2001*      Expenses*     Commissions+   Transactions
----------------------------------------------------------------------------------------------------
Janus Enterprise Fund                    $66,888           $50,179          8.33%          7.79%
Janus Mercury Fund                       $29,688           $22,272          1.52%          2.48%
Janus Special Situations Fund            $18,950           $14,216         10.69%          6.51%
Janus Strategic Value Fund               $56,298           $42,234          9.05%         11.43%
Janus Orion Fund                         $13,472           $10,106          5.60%          2.74%
Janus Fund 2(1)                          $ 4,500           $ 3,376          2.00%          4.95%
Janus Global Value Fund(2)               $   933           $   700         16.86%         10.46%
Janus Core Equity Fund(3)                $12,637           $ 9,480          9.80%          8.36%
Janus Growth and Income Fund             $37,480           $28,117          6.39%         11.33%
Janus Balanced Fund                      $41,217           $30,920          9.13%          5.71%

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
 + Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1) December 29, 2000 (inception) to October 31, 2001.
(2) June 29, 2001 (inception) to October 31, 2001.
(3) Formerly, Janus Equity Income Fund.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

                                Commission Paid                       Commission Paid
                              through DSTS for the                  through DSTS for the
                                  Period Ended       Reduction of       Period Ended       Reduction of
Fund Name                      October 31, 2000*      Expenses*      October 31, 1999*      Expenses*
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                   N/A                N/A            $   917            $   688
Janus Mercury Fund                  $90,323            $67,743            $77,757            $58,318
Janus Special Situations Fund       $ 5,500            $ 4,125            $24,048            $18,036
Janus Core Equity Fund(1)           $ 8,119            $ 6,089                N/A                N/A
Janus Growth and Income Fund        $77,670            $58,253            $33,857            $25,393
Janus Balanced Fund                 $ 2,448            $ 1,836            $ 3,274            $ 2,456

 * The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(1) Formerly, Janus Equity Income Fund.
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Janus Capital owns, in the aggregate, more than 5% of the outstanding securities of E*Trade Group in various accounts, including the Funds. By virtue of such ownership, E*Trade Group is considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade is considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended October 31, 2001. The Funds did not execute any transactions through E*Trade during their fiscal years ended October 31, 1999 or October 31, 2000. Funds not listed below did not pay any commissions to E*Trade.

                                                              Aggregate Commissions
Fund Name                                                        Paid to E*Trade
-----------------------------------------------------------------------------------
Janus Mercury Fund                                                    $795

               For the most recent fiscal year ended October 31, 2001, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade.

                                                                        Percentage of Aggregate
                                            Percentage of Aggregate      Transactions Effected
Fund Name                                 Commissions Paid to E*Trade       Through E*Trade
-----------------------------------------------------------------------------------------------
Janus Mercury Fund                                  0.01%                        0.01%

               As of October 31, 2001, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                    Value of
                                            Name of                Securities
Fund Name                                Broker-Dealer                Owned
------------------------------------------------------------------------------
Janus Enterprise Fund          Charles Schwab Corp.                $17,989,045
Janus Enterprise Fund          E*TRADE Group, Inc.                  16,847,302
Janus Mercury Fund             E*TRADE Group, Inc.                  81,743,977
Janus Mercury Fund             Goldman Sachs Group, Inc.            73,485,641
Janus Special Situations Fund  E*TRADE Group, Inc.                  16,681,251
Janus Special Situations Fund  Lehman Brothers Holdings, Inc.       13,531,022
Janus Strategic Value Fund     Lehman Brothers Holdings, Inc.       77,239,285
Janus Orion Fund               E*TRADE Group, Inc.                  19,968,577
Janus Orion Fund               Goldman Sachs Group, Inc.            14,530,335
Janus Growth and Income Fund   Charles Schwab Corp.                 39,978,232
                               Goldman Sachs Group, Inc.            81,481,018
                               Merrill Lynch, Pierce, Fenner and    71,605,113
                                Smith, Inc.
Janus Balanced Fund            Charles Schwab Corp.                 15,833,000
Janus Balanced Fund            J.P. Morgan Securities, Inc.         58,850,199
Janus Balanced Fund            Merrill Lynch, Pierce, Fenner and    16,371,580
                                Smith, Inc.
Janus Balanced Fund            Salomon Smith Barney Holdings,       25,193,150
                                Inc.
Janus High-Yield Fund          Labranche & Company, Inc.             3,240,000
Janus Short-Term Bond Fund     Merrill Lynch, Pierce, Fenner and     9,139,063
                                Smith, Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 52 series or funds.

               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

--------------------------------------------------------------------------------------------------
                                             TRUSTEES
--------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND           OTHER
                   POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND      HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS            FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 Thomas H.         President, 6/69-Present   Until July 1, 2002,      52             N/A
 Bailey*           Chairman                  President and Chief
 100 Fillmore      and                       Executive Officer of
 Street            Trustee                   Janus Capital.
 Denver, CO 80206                            Formerly, President and
 Age 64                                      Director (1994-2002) of
                                             the Janus Foundation;
                                             Chairman and Director
                                             (1978-2002) of Janus
                                             Capital Corporation;
                                             and Director
                                             (1997-2001) of Janus
                                             Distributors, Inc.
--------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             TRUSTEES
--------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND           OTHER
                   POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND      HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS            FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 William F.        Trustee    6/02-Present   Executive Vice           52             Founding
 McCalpin                                    President and Chief                     Director and
 100 Fillmore                                Operating Officer of                    Board Chair,
 Street                                      The Rockefeller                         Solar
 Denver, CO 80206                            Brothers Fund (a                        Development
 Age 45                                      private family                          Foundation;
                                             foundation). Formerly,                  Trustee and
                                             Director of Investments                 Vice
                                             (1991-1998) of The John                 President,
                                             D. and Catherine T.                     Asian
                                             MacArthur Foundation (a                 Cultural
                                             private family                          Council.
                                             foundation).
--------------------------------------------------------------------------------------------------
 John W.           Trustee    6/02-Present   President and Chief      52             Chairman of
 McCarter, Jr.                               Executive Officer of                    the Board,
 100 Fillmore                                The Field Museum of                     Divergence
 Street                                      Natural History.                        LLC; Director
 Denver, CO 80206                            Formerly, Senior Vice                   of A.M.
 Age 64                                      President (1987-1997)                   Castle & Co.,
                                             of Booz-Allen &                         Harris
                                             Hamilton, Inc. (a                       Insight
                                             management consulting                   Funds, W.W.
                                             firm).                                  Grainger,
                                                                                     Inc.; Trustee
                                                                                     of WTTW
                                                                                     (Chicago
                                                                                     public
                                                                                     television
                                                                                     station), the
                                                                                     University of
                                                                                     Chicago and
                                                                                     Chicago
                                                                                     Public
                                                                                     Education
                                                                                     Fund.
--------------------------------------------------------------------------------------------------
 Dennis B. Mullen  Trustee    2/71-Present   Private Investor.        52             N/A
 100 Fillmore                                Formerly (1997-1998)
 Street                                      Chief Financial
 Denver, CO 80206                            Officer - Boston Market
 Age 58                                      Concepts, Boston
                                             Chicken, Inc., Golden,
                                             CO (a restaurant
                                             chain).
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             TRUSTEES
--------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND           OTHER
                   POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND      HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS            FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------
 James T. Rothe    Trustee    1/97-Present   Professor of Business,   52             Director of
 100 Fillmore                                University of Colorado,                 Optika, Inc.
 Street                                      Colorado Springs, CO.                   and NeoCore
 Denver, CO 80206                            Formerly, Distinguished                 Corp.
 Age 58                                      Visiting Professor of
                                             Business (2001-2002),
                                             Thunderbird (American
                                             Graduate School of
                                             International
                                             Management), Phoenix,
                                             AZ; and Principal
                                             (1988-1999) of
                                             Phillips-Smith Retail
                                             Group, Colorado
                                             Springs, CO (a venture
                                             capital firm).
--------------------------------------------------------------------------------------------------
 William D.        Trustee    6/84-Present   Corporate Vice           52             N/A
 Stewart                                     President and General
 100 Fillmore                                Manager of MKS
 Street                                      Instruments - HPS
 Denver, CO 80206                            Products, Boulder, CO
 Age 57                                      (a manufacturer of
                                             vacuum fittings and
                                             valves).
--------------------------------------------------------------------------------------------------
 Martin H.         Trustee    8/69-Present   Consultant               52             N/A
 Waldinger
 100 Fillmore
 Street
 Denver, CO 80206
 Age 63
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Jonathan D.         Executive Vice       2/02-Present        Vice President of Janus Capital.
 Coleman**           President and                            Formerly, Co-Portfolio Manager (1997-
 100 Fillmore        Portfolio Manager                        2000) for Janus Venture Fund and
 Street              Janus Enterprise                         Analyst (1994-1997 and 2000-2002) for
 Denver, CO 80206    Fund                                     Janus Capital Corporation.
 Age 31
---------------------------------------------------------------------------------------------------
 David J.            Executive Vice       8/97-Present        Vice President of Janus Capital.
 Corkins**+          President and                            Formerly, Analyst (1995-1997) for
 100 Fillmore        Portfolio Manager                        Janus Capital Corporation.
 Street              Janus Growth and
 Denver, CO 80206    Income Fund
 Age 35
---------------------------------------------------------------------------------------------------
 David C. Decker**   Executive Vice       9/96-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Assistant Vice President
 Street              Portfolio Manager                        (1996-1997) of Janus Capital
 Denver, CO 80206    Janus Special                            Corporation.
 Age 36              Situations Fund
                     Janus Strategic
                     Value Fund
---------------------------------------------------------------------------------------------------
 Warren B. Lammert,  Executive Vice       2/93-Present        Vice President of Janus Capital.
 III**+              President and
 100 Fillmore        Portfolio Manager
 Street              Janus Mercury Fund
 Denver, CO 80206
 Age 40
---------------------------------------------------------------------------------------------------
 Sharon S.           Executive Vice       1/01-Present        Vice President of Janus Capital.
 Pichler**           President and
 100 Fillmore        Portfolio Manager
 Street              Janus Federal Tax-
 Denver, CO 80206    Exempt Fund
 Age 53
---------------------------------------------------------------------------------------------------
 Karen L. Reidy**    Executive Vice       1/00-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Analyst (1995-1999) of
 Street              Portfolio Manager                        Janus Capital Corporation.
 Denver, CO 80206    Janus Balanced Fund
 Age 35              Janus Core Equity
                     Fund
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital. + Mr. Lammert and Mr. Corkins are related by marriage.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Sandy R.            Executive Vice       12/95-Present       Vice President of Janus Capital.
 Rufenacht, Jr.**    President and                            Formerly, Portfolio Manager (1996-
 100 Fillmore        Portfolio Manager                        1998) of Janus Flexible Income Fund
 Street              Janus High-Yield                         and Assistant Vice President (1996-
 Denver, CO 80206    Fund                                     1997) of Janus Capital Corporation.
 Age 37              Janus Short-Term
                     Bond Fund
---------------------------------------------------------------------------------------------------
 Ron Sachs**         Executive Vice       4/00-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Analyst (1996-2000) for
 Street              Portfolio Manager                        Janus Capital Corporation.
 Denver, CO 80206    Janus Orion Fund
 Age 34
---------------------------------------------------------------------------------------------------
 John H.             Executive Vice       9/00-Present        Vice President of Janus Capital.
 Schreiber**         President and                            Formerly, Analyst (1997-2000) for
 100 Fillmore        Portfolio Manager                        Janus Capital Corporation and Analyst
 Street              Janus Fund 2                             (1995- 1997) for Fidelity
 Denver, CO 80206                                             Investments.
 Age 32
---------------------------------------------------------------------------------------------------
 Ronald V.           Executive Vice       7/92-Present        Vice President of Janus Capital.
 Speaker**           President and                            Formerly, Portfolio Manager (1995-
 100 Fillmore        Portfolio Manager                        1998) of Janus High-Yield Fund.
 Street              Janus Flexible
 Denver, CO 80206    Income Fund
 Age 37
---------------------------------------------------------------------------------------------------
 Jason P. Yee**      Executive Vice       3/01-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Portfolio Manager and
 Street              Portfolio Manager                        Managing Director (1996-2000) for Bee
 Denver, CO 80206    Janus Global Value                       & Associates and Analyst (2000- 2001)
 Age 32              Fund                                     for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Thomas A. Early**   Vice President and   3/98-Present        Vice President, General Counsel,
 100 Fillmore        General Counsel                          Secretary and Interim Director of
 Street                                                       Janus Capital; Vice President,
 Denver, CO 80206                                             General Counsel, Secretary and
 Age 47                                                       Director of Janus Services LLC, Janus
                                                              Capital International LLC and Janus
                                                              Institutional Services LLC; Vice
                                                              President, General Counsel and
                                                              Director to Janus International
                                                              (Asia) Limited and Janus
                                                              International Limited; Vice
                                                              President, General Counsel and
                                                              Secretary to Janus Distributors LLC
                                                              and the Janus Foundation; and
                                                              Director for Janus Capital Trust
                                                              Manager Limited and Janus World
                                                              Funds. Formerly, Director (2001) of
                                                              Janus Distributors, Inc.; Vice
                                                              President, General Counsel, Secretary
                                                              and Director (2000-2002) of Janus
                                                              International Holding, Inc.; and
                                                              Executive Vice President and General
                                                              Counsel/Mutual Funds (1994-1998) of
                                                              Prudential Insurance Company.
---------------------------------------------------------------------------------------------------
 Bonnie M. Howe**    Vice President       12/99-Present       Vice President and Assistant General
 100 Fillmore                                                 Counsel to Janus Capital, Janus
 Street                                                       Distributors LLC and Janus Services
 Denver, CO 80206                                             LLC. Formerly, Assistant Vice
 Age 36                                                       President (1997-1999) and Associate
                                                              Counsel (1995-1999) for Janus Capital
                                                              Corporation and Assistant Vice
                                                              President (1998-2000) for Janus
                                                              Service Corporation.
---------------------------------------------------------------------------------------------------
 Kelley Abbott       Vice President and   12/99-Present       Vice President and Assistant General
 Howes**             Secretary                                Counsel of Janus Capital, Janus
 100 Fillmore                                                 Distributors LLC and Janus Services
 Street                                                       LLC. Formerly, Assistant Vice
 Denver, CO 80206                                             President (1997-1999) of Janus
 Age 36                                                       Capital Corporation; Chief Compliance
                                                              Officer, Director and President
                                                              (1997-1999) of Janus Distributors
                                                              Inc.; and Assistant Vice President
                                                              (1998-2000) of Janus Service
                                                              Corporation.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 David R.            Vice President       6/02-Present        Vice President and Chief Compliance
 Kowalski**                                                   Officer of Janus Capital and Janus
 100 Fillmore                                                 Distributors LLC; and Assistant Vice
 Street                                                       President of Janus Services LLC.
 Denver, CO 80206                                             Formerly, Senior Vice President and
 Age 45                                                       Director (1985-2000) of Mutual Fund
                                                              Compliance for Van Kampen Funds.
---------------------------------------------------------------------------------------------------
 Glenn P.            Treasurer and Chief  1/96-Present        Vice President of Janus Capital.
 O'Flaherty**        Accounting Officer                       Formerly, Director of Fund Accounting
 100 Fillmore                                                 (1991-1997) of Janus Capital
 Street                                                       Corporation.
 Denver, CO 80206
 Age 43
---------------------------------------------------------------------------------------------------
 Loren M. Starr**    Vice President and   9/01-Present        Vice President of Finance, Treasurer,
 100 Fillmore        Chief Financial                          Chief Financial Officer and Interim
 Street              Officer                                  Director of Janus Capital; Vice
 Denver, CO 80206                                             President of Finance, Treasurer and
 Age 40                                                       Chief Financial Officer of Janus
                                                              Services LLC and Janus International
                                                              Limited; Vice President of Finance,
                                                              Treasurer, Chief Financial Officer
                                                              and Director of Janus Distributors
                                                              LLC, Janus Capital International LLC
                                                              and Janus Institutional Services LLC;
                                                              and Director of Janus Capital Trust
                                                              Manager Limited and Janus World
                                                              Funds. Formerly, Vice President of
                                                              Finance, Treasurer, Chief Financial
                                                              Officer (2001-2002) and Director
                                                              (2002) of Janus International
                                                              Holding, Inc.; Managing Director,
                                                              Treasurer and Head of Corporate
                                                              Finance and Reporting (1998-2001) for
                                                              Putnam Investments; and Senior Vice
                                                              President of Financial Planning and
                                                              Analysis (1996-1998) for Lehman
                                                              Brothers, Inc.
---------------------------------------------------------------------------------------------------
 Heidi J. Walter**   Vice President       4/00-Present        Vice President and Assistant General
 100 Fillmore                                                 Counsel to Janus Capital and Janus
 Street                                                       Services LLC. Formerly, Vice
 Denver, CO 80206                                             President and Senior Legal Counsel
 Age 34                                                       (1995-1999) for Stein Roe & Farnham,
                                                              Inc.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                    MEMBERS (AS OF          HELD DURING LAST
                        FUNCTIONS                   JUNE 19, 2002)          FISCAL YEAR
--------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE        Reviews the financial       John W. McCarter, Jr.             4
                        reporting process, the      (Chairman)
                        system of internal          Dennis B. Mullen
                        control, the audit          William D. Stewart
                        process, and the Trusts'
                        process for monitoring
                        compliance with investment
                        restrictions and
                        applicable laws and the
                        Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE    Reviews and makes           James T. Rothe                    5
                        recommendations regarding   (Chairman)
                        matters related to the      William F. McCalpin
                        Trusts' use of brokerage    Dennis B. Mullen
                        commissions and placement
                        of portfolio transactions.
--------------------------------------------------------------------------------------------------
 MONEY MARKET           Reviews various matters     Martin H. Waldinger               4
 COMMITTEE              related to the operations   (Chairman)
                        of the Janus Money Market   William F. McCalpin
                        Funds, including            James T. Rothe
                        compliance with each
                        Trust's Money Market Fund
                        Procedures.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                    MEMBERS (AS OF          HELD DURING LAST
                        FUNCTIONS                   JUNE 19, 2002)          FISCAL YEAR
--------------------------------------------------------------------------------------------------
 NOMINATING AND         Identifies and recommends   Dennis B. Mullen                  3
 GOVERNANCE COMMITTEE   individuals for Trustee     (Chairman)
                        membership, consults with   John W. McCarter, Jr.
                        Management in planning      William D. Stewart
                        Trustee meetings, and
                        oversees the
                        administration of, and
                        ensures the compliance
                        with, the Governance
                        Procedures and Guidelines
                        adopted by the Trusts.
--------------------------------------------------------------------------------------------------
 PRICING COMMITTEE      Determines the fair value   William D. Stewart                15
                        of restricted securities    (Chairman)
                        and other securities for    James T. Rothe
                        which market quotations     Martin H. Waldinger
                        are not readily available,
                        pursuant to procedures
                        adopted by the Trustees.
--------------------------------------------------------------------------------------------------

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
 THOMAS H. BAILEY    Janus Enterprise Fund              $10,001-$50,000         Over $100,000
                     Janus Mercury Fund                   Over $100,000
                     Janus Special Situations             Over $100,000
                      Fund
                     Janus Strategic Value Fund           Over $100,000
                     Janus Orion Fund                     Over $100,000
                     Janus Fund 2                         Over $100,000
                     Janus Global Value Fund              Over $100,000
                     Janus Core Equity Fund               Over $100,000
                     Janus Growth and Income Fund         Over $100,000
                     Janus Balanced Fund                $10,001-$50,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 WILLIAM F.          None                                                       Over $100,000
 MCCALPIN*
---------------------------------------------------------------------------------------------------
                     None                                                           None
 JOHN W. MCCARTER, JR.*
---------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN    Janus Enterprise Fund             $50,001-$100,000         Over $100,000
                     Janus Mercury Fund                   Over $100,000
                     Janus Special Situations          $50,001-$100,000
                      Fund
                     Janus Strategic Value Fund        $50,001-$100,000
                     Janus Orion Fund                  $50,001-$100,000
                     Janus Fund 2                      $50,001-$100,000
                     Janus Global Value Fund              Over $100,000
                     Janus Growth and Income Fund         Over $100,000
---------------------------------------------------------------------------------------------------
 JAMES T. ROTHE      Janus Enterprise Fund              $10,001-$50,000         Over $100,000
                     Janus Fund 2                       $10,001-$50,000
---------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART  Janus Enterprise Fund                   $1-$10,000         Over $100,000
                     Janus Flexible Income Fund              $1-$10,000
                     Janus Mercury Fund                $50,001-$100,000
                     Janus Special Situations                $1-$10,000
                      Fund
                     Janus Orion Fund                        $1-$10,000
---------------------------------------------------------------------------------------------------
 MARTIN H.           Janus Strategic Value Fund         $10,001-$50,000         Over $100,000
 WALDINGER
                     Janus Orion Fund                  $50,001-$100,000
---------------------------------------------------------------------------------------------------

* Trustee since June 2002.

               As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.

                                              Aggregate Compensation       Total Compensation
                                                From the Funds for      From the Janus Funds for
                                                Fiscal year ended         calendar year ended
Name of Person, Position*                        October 31, 2001        December 31, 2001****
-------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee**                  $0                          $0
William D. Stewart, Trustee***                       $32,035                    $185,000
Dennis B. Mullen, Trustee***                         $29,872                    $185,000
Martin H. Waldinger, Trustee***                      $32,328                    $185,000
James T. Rothe, Trustee***                           $29,677                    $185,000

   * Mr. McCalpin and Mr. McCarter were elected as Trustees in June 2002. Therefore, they did not receive any compensation from the Funds described in this SAI or the Janus Funds during the periods shown in the table.
  ** Mr. Bailey is being treated as an interested person of the Funds and Janus
     Capital and is compensated by Janus Capital.
 *** Independent Trustee.
**** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed. The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Enterprise Fund, Janus Mercury Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Orion Fund, Janus Fund 2, Janus Global Value Fund and Janus Core Equity Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

               As of January 31, 2002, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.

               As of January 28, 2002, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94140-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:

Fund Name                                                             Held by Schwab
------------------------------------------------------------------------------------------
Janus Enterprise Fund                                                     14.11%
Janus Mercury Fund                                                        17.55%
Janus Special Situations Fund                                             15.29%
Janus Strategic Value Fund                                                17.78%
Janus Orion Fund                                                          10.77%
Janus Fund 2                                                              22.75%
Janus Global Value Fund                                                   26.16%
Janus Core Equity Fund(1)                                                 18.53%
Janus Growth and Income Fund                                              21.51%
Janus Balanced Fund                                                       18.82%
Janus Flexible Income Fund                                                26.79%
Janus Federal Tax-Exempt Fund                                              8.02%
Janus High-Yield Fund                                                     29.15%
Janus Short-Term Bond Fund                                                 6.82%

Fund Name                                                       Held by National Financial
------------------------------------------------------------------------------------------
Janus Enterprise Fund                                                      7.07%
Janus Mercury Fund                                                         8.27%
Janus Special Situations Fund                                              8.42%
Janus Strategic Value Fund                                                 6.64%
Janus Orion Fund                                                           8.62%
Janus Fund 2                                                               5.04%
Janus Core Equity Fund(1)                                                 10.84%
Janus Growth and Income Fund                                              10.62%
Janus Balanced Fund                                                        7.53%
Janus Flexible Income Fund                                                 8.50%
Janus High-Yield Fund                                                     15.08%
Janus Short-Term Bond Fund                                                 5.26%

(1) Formerly, Janus Equity Income Fund.

               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

               In addition, as of January 28, 2002, more than 5% of the outstanding shares of the following Funds were owned of record by the shareholders listed below:

                                        Shareholder and                  Percentage
Fund                                   Address of Record                 Ownership
-----------------------------------------------------------------------------------
Janus Enterprise Fund    FIIOC as Agent for Certain Employee Benefit        7.88%
                         Plans
                         100 Magellan Way, KW1C
                         Covington, KY 41015-1987
                         The Manufacturers Life Insurance Company (USA)     7.28%
                         250 Bloor Street East, 7th Floor
                         Toronto, ON M4W
                         Canada M4W 1E5
Janus Balanced Fund      FIIOC as Agent for Certain Employee Benefit        8.22%
                         Plans
                         100 Magellan Way, KW1C
                         Covington, KY 41015-1987

               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund as of January 28, 2002.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 26 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               The average annual total return before taxes of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                         Average Annual Total Return (Before Taxes)
                                 Date        Number      ------------------------------------------
                               Available    of Months       One        Five       Ten      Life of
          Fund Name            for Sale    in Lifetime     Year        Years     Years      Fund
---------------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110      (56.63)%      4.57%       N/A      12.55%
Janus Mercury Fund                5/3/93        102      (46.21)%     12.44%       N/A      16.89%
Janus Special Situations Fund   12/31/96         58      (34.49)%        N/A       N/A      11.78%
Janus Strategic Value Fund       2/29/00         20      (23.61)%        N/A       N/A     (8.47)%
Janus Orion Fund                 6/30/00         16      (40.69)%        N/A       N/A    (38.46)%
Janus Fund 2                    12/29/00         10           N/A        N/A       N/A    (31.70)%(1)
Janus Global Value Fund          6/29/01          4           N/A        N/A       N/A     (3.10)%(2)
Janus Core Equity Fund(3)        6/28/96         64      (21.70)%     14.50%       N/A      16.18%
Janus Growth and Income Fund     5/15/91      125.5      (27.66)%     15.17%    14.94%      16.38%
Janus Balanced Fund               9/1/92        110       (8.83)%     12.94%       N/A      13.79%
Janus Flexible Income Fund        7/7/87        172        12.41%      7.33%     8.88%       8.52%
Janus Federal Tax-Exempt Fund     5/3/93        102         8.80%      5.21%       N/A       5.11%
Janus High-Yield Fund           12/29/95         70         2.23%      5.98%       N/A       8.37%
Janus Short-Term Bond Fund        9/1/92        110         9.50%      6.61%       N/A       5.69%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                         Average Annual Return (After Taxes on
                                                                     Distributions)
                                 Date        Number      --------------------------------------
                               Available    of Months      One        Five     Ten     Life of
          Fund Name            for Sale    in Lifetime     Year      Years    Years      Fund
-----------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110      (56.63)%     3.25%      N/A     11.19%
Janus Mercury Fund                5/3/93        102      (48.03)%     8.87%      N/A     14.00%
Janus Special Situations Fund   12/31/96         58      (35.53)%       N/A      N/A     10.01%
Janus Strategic Value Fund       2/29/00         20      (24.33)%       N/A      N/A    (8.99)%
Janus Orion Fund                 6/30/00         16      (40.76)%       N/A      N/A   (38.51)%
Janus Fund 2                    12/29/00         10           N/A       N/A      N/A   (31.70)%(1)
Janus Global Value Fund          6/29/01          4           N/A       N/A      N/A    (3.10)%(2)
Janus Core Equity Fund(3)        6/28/96         64      (24.06)%    12.56%      N/A     14.31%
Janus Growth and Income Fund     5/15/91      125.5      (28.59)%    12.90%   13.12%     14.61%
Janus Balanced Fund               9/1/92        110      (10.98)%    10.20%      N/A     11.53%
Janus Flexible Income Fund        7/7/87        172         9.68%     4.28%    5.66%      5.33%
Janus Federal Tax-Exempt Fund     5/3/93        102         8.77%     5.17%      N/A      5.07%
Janus High-Yield Fund           12/29/95         70       (0.93)%     2.13%      N/A      4.48%
Janus Short-Term Bond Fund        9/1/92        110         7.40%     4.26%      N/A      3.37%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                          Average Annual Total Return (After Taxes on
                                                                 Distributions and Redemption)
                                 Date        Number      ----------------------------------------------
                               Available    of Months       One          Five       Ten       Life of
          Fund Name            for Sale    in Lifetime      Year        Years      Years        Fund
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110       (34.49)%       3.64%        N/A       10.38%
Janus Mercury Fund                5/3/93        102       (26.14)%       9.44%        N/A       13.45%
Janus Special Situations Fund   12/31/96         58       (19.80)%         N/A        N/A        9.45%
Janus Strategic Value Fund       2/29/00         20       (14.30)%         N/A        N/A      (6.93)%
Janus Orion Fund                 6/30/00         16       (24.76)%         N/A        N/A     (30.24)%
Janus Fund 2                    12/29/00         10            N/A         N/A        N/A     (19.31)%(1)
Janus Global Value Fund          6/29/01          4            N/A         N/A        N/A      (1.89)%(2)
Janus Core Equity Fund(3)        6/28/96         64       (11.47)%      11.38%        N/A       12.91%
Janus Growth and Income Fund     5/15/91      125.5       (15.96)%      11.91%     12.13%       13.54%
Janus Balanced Fund               9/1/92        110        (4.74)%       9.38%        N/A       10.56%
Janus Flexible Income Fund        7/7/87        172          7.46%       4.34%      5.58%        5.36%
Janus Federal Tax-Exempt Fund     5/3/93        102          7.17%       5.12%        N/A        5.06%
Janus High-Yield Fund           12/29/95         70          1.35%       2.88%        N/A        4.83%
Janus Short-Term Bond Fund        9/1/92        110          5.73%       4.11%        N/A        3.37%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund.

               Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                 YIELD = 2[(a - b + 1)(6) - 1]
                                            -----
                                             cd

               where a = dividend and interest income
                     b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                     d = maximum net asset value per share on the last day of
                         the period

               The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.

               The yield for the 30-day period ending October 31, 2001, for the Fixed-Income Funds is shown below:

Janus Flexible Income Fund                 5.20%
Janus Federal Tax-Exempt Fund              4.15%
Janus High-Yield Fund                      8.17%
Janus Short-Term Bond Fund                 3.34%

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS

               The following audited financial statements for the period ended October 31, 2001 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 2001:

               Schedules of Investments as of October 31, 2001

               Statements of Operations for the period ended October 31, 2001

               Statements of Assets and Liabilities as of October 31, 2001

               Statements of Changes in Net Assets for the periods ended October 31, 2001 and 2000

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Reports of Independent Accountants

               The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

                    [JANUS LOGO]
                                    www.janus.com

                                    PO Box 173375
                                    Denver, CO 80217-3375
                                    1-800-525-3713

                               BERGER GROWTH FUND

                          BERGER LARGE CAP GROWTH FUND

                           BERGER MID CAP GROWTH FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

               BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                  BERGER NEW GENERATION FUND - INVESTOR SHARES
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                               BERGER SELECT FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

              BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                  BERGER LARGE CAP VALUE FUND - INVESTOR SHARES
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                            BERGER MID CAP VALUE FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                              BERGER BALANCED FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)



                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-551-5849

                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Funds listed above (the "Funds"), dated January 29, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-333-1001.

                  The Funds are all "no-load" mutual funds, meaning that a buyer pays no commissions or sales loads when buying or redeeming shares of the Funds, although each Fund pays certain costs of distributing its shares. See "Section
5. Expenses of the Funds -- 12b-1 Plans." This SAI describes each of these Funds, which have many features in common, but may have different investment objectives and different investment emphases.

                  The financial statements of each of the Funds for the fiscal year ended September 30, 2001, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Funds' 2001 Annual Report to Shareholders dated September 30, 2001.

                  Copies of the Annual Report are available, without charge, upon request, by calling 1-800-333-1001.






                             DATED JANUARY 29, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS



                                                                    CROSS-REFERENCES TO
                                                         PAGE       RELATED DISCLOSURES
SECTION                                                   NO.       IN PROSPECTUS
-------                                                  ----       -------------
Introduction                                                1       Table of Contents

1.  Investment Strategies and Risks of the Funds.           1       Berger Funds; Investment Techniques,
                                                                    Securities and the Associated Risks

2.  Investment Restrictions                                17       Berger Funds; Investment Techniques,
                                                                    Securities and the Associated Risks

3.  Management of the Funds                                20       Organization of the Berger Funds
                                                                          Family

4.  Investment Advisers and Sub-Advisers                   26       Organization of the Berger Funds
                                                                          Family

5.  Expenses of the Funds                                  30       Berger Funds; Organization of the
                                                                    Berger Funds Family; Financial
                                                                    Highlights for the Berger Funds
                                                                          Family

6.  Brokerage Policy                                       36       Organization of the Berger Funds
                                                                          Family

7.  How to Purchase and Redeem Shares in the Funds         39       To Open an Account or Purchase
                                                                    Shares; Selling (Redeeming) Shares

8.  How the Net Asset Value is Determined                  40       Your Share Price

9.  Income Dividends, Capital Gains Distributions          41       Distributions and Taxes
    and Tax Treatment

10. Suspension of Redemption Rights                        43       Information About Your Account

11. Tax-Sheltered Retirement Plans                         43       Tax-Sheltered Retirement Plans

12. Exchange Privilege and Systematic Withdrawal           46       Exchanging Shares; Selling (Redeeming)
    Plan                                                            Shares

13. Performance Information                                47       Financial Highlights for the Berger
                                                                    Funds Family

14. Additional Information                                 49       Organization of the Berger Funds
                                                                    Family; Special Fund Structures

Financial Information                                      54       Financial Highlights

                                  INTRODUCTION

         The Funds described in this SAI are all mutual funds, or open-end, management investment companies. All of the Funds are diversified funds, except the Berger Select Fund. See under "Non-Diversification" in Section 1 for further information concerning the Berger Select Fund. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.

1.       INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

         The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

         This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

         COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

         DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the directors or trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

         Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

         Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

         CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities that are convertible into common stock when the Fund's adviser or sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser or sub-adviser. Each Fund has no preestablished minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Funds will not invest in any security in default at the time of purchase, and each of the Funds will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the directors or trustees of the Fund, in consultation with the Fund's adviser or sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI. Convertible securities will be included in the 25% of total assets the Berger Balanced Fund will keep in fixed-income senior securities. However, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25%.

         ZEROS/STRIPS. Each Fund, except the Berger New Generation Fund and the Berger Small Company Growth Fund, may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

         SECURITIES OF SMALLER COMPANIES. Each Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each Fund may invest in securities of companies with limited operating histories. Each Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

         INITIAL PUBLIC OFFERINGS. Each Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

         Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

         There can be no assurance that IPOs will continue to be available for any of the Funds to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

         The adviser's or sub-adviser's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of Berger Financial Group LLC, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any Fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

         FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) that are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts
(GDRs).

         Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

         There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Funds may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of a Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants and keeps its own assets separated from the assets of participants; (d) provides periodic reports to participants; and (e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

         Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Funds may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

         ILLIQUID AND RESTRICTED SECURITIES. Each Fund is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. None of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the directors or trustees of that Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the directors or trustees, a Fund's adviser or sub-adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

         REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the directors or trustees will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

         These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

         When a Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

         LENDING OF PORTFOLIO SECURITIES. Each Fund, except the Berger Growth Fund and the Berger Large Cap Growth Fund, may lend their securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

         Each Fund permitted to lend its portfolio securities may lend to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

         A Fund lending securities bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

         Although voting rights with respect to loaned securities pass to the borrower, lending Funds retain the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the lending Fund's adviser, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

         SHORT SALES. Each Fund is permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

         Under prior law, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box, and accordingly it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

         SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

         HEDGING TRANSACTIONS. Each Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures that may be established by the directors or trustees from time to time. In addition, none of the Funds is required to hedge. Decisions regarding hedging are subject to the adviser's or sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser or sub-adviser considers pertinent.

         A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation or, in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

         The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

         Following is additional information concerning the futures, forwards and options that each of the Funds may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, those Funds may only write call options that are covered and only up to 25% of the Fund's total assets.


         Futures Contracts. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

         Each Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.

         In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

         Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

         Although a Fund will hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position.

         The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated, and the Fund could buy equity securities on the cash market.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

         Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund utilizing futures contracts intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

         The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not exactly match the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

         Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired.

         Options on Futures Contracts. Each Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

         The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

         Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds authorized to utilize forward contracts currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

         The following discussion summarizes the relevant Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund may also enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

         These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

         A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

         While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund utilizing forward contracts intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

         Options on Securities and Securities Indices. Each Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

         A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

         The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following:
(a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

         An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

         An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds utilizing put options expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Berger Balanced Fund may invest in certain mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Asset-backed securities are similar, except that they are backed by assets other than mortgages, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards).

         The primary risk of any mortgage-backed or asset-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Special Risks of Mortgage-Backed Securities" below for more information about prepayment and extension risks. Also, see the subheading "Asset-Backed Securities" below for more information about asset-backed securities.

         There are currently three basic types of mortgage-backed securities:
(a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); (b) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         U.S. Government Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

         Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Berger Balanced Fund may also invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as Mortgage Assets). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least BBB by S&P or Baa by Moody's) or, if unrated, are determined to be of comparable quality.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

         Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

         The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities (IOs) or principal-only securities (POs)) or in mortgage-backed securities known as "inverse floaters."

         Adjustable Rate Mortgages. The Berger Balanced Fund may also invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

         Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, these securities generally are structured with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P/Moody's) or above.

         Special Risks of Mortgage-Backed Securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.

         Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time, usually without penalty. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to investors, will be taxable as ordinary income.

         Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates (extension risk). Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

         The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

         In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA/Aa (S&P/Moody's) or above.

         Asset-Backed Securities. The Berger Balanced Fund may also invest in asset-backed securities. Asset-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and are subject to many of the same risks. See the subheading "Special Risks of Mortgage-Backed Securities" above for a discussion of those risks. In addition, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, since asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

         New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable legal requirements.

         TEMPORARY DEFENSIVE MEASURES. Although the Funds reserve the right to take temporary defensive measures, it is the intention of the Funds to remain fully invested at all times. Each Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force a Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

         NON-DIVERSIFICATION. The Berger Select Fund is classified as a "non-diversified" Fund under the Investment Company Act of 1940, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.

         However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code, which will generally relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to investors. See Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment below. To qualify as a regulated investment company, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. government securities.

         PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of some of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for all the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

         Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of a Fund, although sales of certain stocks will lead to realization of gains and, possibly, increased taxable distributions to investors. The Funds' brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.       INVESTMENT RESTRICTIONS

         As indicated in the Prospectus, the investment objective of each Fund is as follows:


FUND                                      INVESTMENT OBJECTIVE
----                                      --------------------
Berger Growth Fund                        Long-term capital appreciation

Berger Large Cap Growth Fund              Capital appreciation

Berger Mid Cap Growth Fund                Capital appreciation

Berger Small Company Growth Fund          Capital appreciation

Berger New Generation Fund                Capital appreciation

Berger Select Fund                        Capital appreciation

Berger Information Technology Fund        Capital appreciation

Berger Large Cap Value Fund               Capital appreciation

Berger Mid Cap Value Fund                 Capital appreciation

Berger Balanced Fund                      Capital appreciation and current income

         The investment objectives of each of the Funds are considered fundamental, meaning that they cannot be changed without an investor vote. There can be no assurance that any of the Funds' investment objectives will be realized.

         Effective January 2001, the Trustees of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective.

         Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Funds are described in the Prospectus.

         In addition, each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without investor vote.

BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER LARGE CAP VALUE FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND

         Except as noted, the following fundamental restrictions apply to each of the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. The Fund may not:

         1. (Does not apply to the Berger Select Fund) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

         2. Invest in any one industry (other than U.S. government securities) 25% or more (more than 25%, in the case of the Berger Small Company Growth Fund) of the value of its total assets at the time of such investment.

         3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

         4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

         5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         In applying the industry concentration investment restriction (no. 2 above), each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Berger Small Company Growth Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

         The trustees have adopted additional non-fundamental investment restrictions for the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Large Cap Value Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

         1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

         2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

         3. The Fund may not invest in companies for the purposes of exercising control of management.

         4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

         5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

         6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

BERGER GROWTH FUND AND BERGER LARGE CAP GROWTH FUND

         The following fundamental restrictions apply to the Berger Growth Fund and the Berger Large Cap Growth Fund. The Funds may not:

         1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

         2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

         3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

         4. Make loans, except that the Fund may enter into repurchase agreements in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

         5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

         6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

         7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

         8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (a) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (b) forward foreign currency exchange contracts and other forward commitments and (c) securities index put or call options.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Invest in companies for the purposes of exercising control of management.

         In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

         The directors have adopted additional non-fundamental investment restrictions for the Berger Growth Fund and the Berger Large Cap Growth Fund. The directors may change these limitations without an investor vote. The non-fundamental investment restrictions include the following:

         1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

         2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

         3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

         4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

3.       MANAGEMENT OF THE FUNDS

         Each Fund is supervised by a board of directors or trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

         The directors or trustees and executive officers of each of the Funds are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations.

    MICHAEL OWEN, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB:
         1937. Dean of Zayed University (since September 2000). Formerly self-employed as a financial and management consultant, and in real estate development (from June 1999 to September 2000). Dean (from 1993 to June 1999), and a member of the Finance faculty (from 1989 to 1993), of the College of Business, Montana State University. Formerly, Chairman and Chief Executive Officer of Royal Gold, Inc. (mining) (1976 to 1989). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

  * JACK R. THOMPSON, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger Financial Group LLC (formerly Berger LLC). Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment adviser) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the Janus Aspen Funds from May 1993 through June 1995.

    DENNIS E. BALDWIN, 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1928. President, Baldwin Financial Counseling (since July 1991). Formerly, Vice President and Denver Office Manager of Merrill Lynch Capital Markets (1978 to 1990). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

    KATHERINE A. CATTANACH, 210 University Boulevard, Suite 800, Denver, CO
         80206, DOB: 1945. Managing Principal (since September 1987), Sovereign Financial Services, Inc. (investment consulting firm). Executive Vice President (1981 to 1988), Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

    PAUL R. KNAPP, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB:
         1945. Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent (since October 2000). President of Vermont Western Assurance, Inc., a wholly owned subsidiary of DST Systems (since December 2000). Director and Vice President (February 1998 to November 2000) of West Side Investments, Inc. (investments), a wholly owned subsidiary of DST Systems, Inc. President, Chief Executive Officer and a director (September 1997 to October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST). Previously (1991 to October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 to September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988 to 1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

    HARRY T. LEWIS, JR., 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1933. Lewis Investments (since June 1988) (self-employed private investor). Formerly, Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee (1981 to 1988). Director (1995 to March 2002) of J.D. Edwards & Co. (computer software company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

    WILLIAM SINCLAIRE, 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1928. President (since January 1998), Santa Clara LLC (privately owned agriculture company). President (January 1963 to January 1998), Sinclaire Cattle Co. (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

    ALBERT C. YATES, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB:
         1941. President (since 1990), Chancellor and Professor of Chemistry Department of Chemistry, of Colorado State University. Formerly Executive Vice President and Provost (1983 to 1990) Academic Vice President and Provost (1981 to 1983) and Professor of Chemistry (1981 to 1990) of Washington State University. Vice President and University Dean for Graduate Studies and Research and Professor of Chemistry of the University of Cincinnati (1977 to 1981). Director of the Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

  * JAY W. TRACEY CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1954. Executive Vice President of the Berger Funds (since August 2000). Executive Vice President and Chief Investment Officer of Berger Financial Group LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); team portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (from January 2001 through December 2001). Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and team interim portfolio manager (since December 2001) of the Berger New Generation Fund. Formerly, Vice President and Portfolio Manager at Oppenheimer Funds, Inc. (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September
         1994).

  * PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1958. Vice President (since February 2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (since February 2001) and team portfolio manager (since January 2001) of the Berger Select Fund. Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and interim team portfolio manager (since December 2001) of the Berger New Generation Fund. Vice President of Berger Financial Group LLC (since December
         2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with Oppenheimer Funds (from January 1993 through March 1998).

  * STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1968. Vice President (since August 2000) and portfolio manager (since June 2000) of the Berger Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June 2000) of the Berger Select Fund. Vice President (since February 2001); portfolio manager (since December 2001) of the Berger Large Cap Growth Fund; and team portfolio manager (from January 2001 through December 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst with Berger Financial Group LLC (from March 1998 to June 2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).

  * JANICE M. TEAGUE, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1954. Vice President and Secretary of Bay Isle Financial LLC (since January 2002). Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger Financial Group LLC. Vice President and Secretary with Berger Distributors LLC (since August 1998). Formerly, self-employed as a business consultant (from June 1995 through September 1996), Secretary of the Janus Funds (from January 1990 to May
         1995) and Assistant Secretary of Janus Capital Corporation from (October 1989 to May 1995).

  * ANDREW J. ISEMAN, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1964. Vice President of the Berger Funds (since March
         2001). Vice President (since September 1999) and Chief Operating Officer (since November 2000) of Berger Financial Group LLC. Manager (since September 1999) and Director (June 1999 to September 1999) of Berger Distributors LLC. Vice President-Operations (February 1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998 to February 1999) with DeRemer & Associates (a consulting firm). Vice President-Operations (February 1997 to November 1998) and Director of Research and Development (May 1996 to February 1997) of Berger Financial Group LLC.

  * ANTHONY R. BOSCH, 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1965. Vice President of Bay Isle Financial LLC (since January
         2002). Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger Financial Group LLC. Chief Compliance Officer with Berger Distributors LLC (since September 2001). Formerly, Assistant Vice President of Federated Investors, Inc. (December 1996 through May
         1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

  * BRIAN S. FERRIE, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB:
         1958. Vice President of the Berger Funds (since November 1998). Vice President (since February 1997), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial Group LLC. Vice President (since May
         1996), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from May 1996 to September 2001) with Berger Distributors LLC. Formerly, Compliance Officer with

         United Services Advisor, Inc. (from January 1988 to July 1994) and Director of Internal Audit of United Services Funds (from January 1987 to July 1994).

  *      JOHN PAGANELLI, 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1967. Vice President (since November 1998), Treasurer (since March
         2001) and Assistant Treasurer (November 1998 to March 2001) of the Berger Funds. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December
         1994) with Palmeri Fund Administrators, Inc.

  *      SUE VREELAND, 210 University Boulevard, Suite 800, Denver, CO 80206,
         DOB: 1948. Secretary of the Berger Funds (since February 2000). Assistant Secretary of Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from February 1992 to May 1999).

----------

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' advisers or sub-advisers.

         The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.

DIRECTOR/TRUSTEE COMPENSATION

         The officers of the Funds received no compensation from the Funds during the fiscal year ended September 30, 2001. However, directors and trustees of the Funds who are not "interested persons" of the Funds or their advisers or sub-advisers are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the directors or trustees receive any form of pension or retirement benefit compensation from the Funds.

         The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2001, for each director or trustee of the Funds:


NAME AND POSITION WITH
BERGER FUNDS                AGGREGATE COMPENSATION FROM
=================================================================================================================================
                                           BERGER                        BERGER
                                           LARGE          BERGER         SMALL          BERGER                        BERGER
                            BERGER         CAP            MID CAP        COMPANY        NEW            BERGER         INFORMATION
                            GROWTH         GROWTH         GROWTH         GROWTH         GENERATION     SELECT         TECHNOLOGY
                            FUND           FUND           FUND           FUND           FUND           FUND           FUND
                            ------         ------         -------        -------        ----------     ------         -----------
Dennis E. Baldwin(3)        $10,924        $ 4,382        $   584        $ 9,232        $ 3,291        $   482        $   694
Louis Bindner(6)            $ 4,416        $ 1,675        $   256        $ 3,486        $ 1,631        $   218        $   304
Katherine A. Cattanach(3)   $10,983        $ 4,407        $   587        $ 9,287        $ 3,304        $   484        $   698
Paul R. Knapp(3)            $10,260        $ 4,110        $   550        $ 8,653        $ 3,110        $   454        $   653
Harry T. Lewis(3)           $10,260        $ 4,110        $   550        $ 8,653        $ 3,110        $   454        $   653
Michael Owen(3)             $12,740        $ 5,106        $   682        $10,752        $ 3,853        $   563        $   811
William Sinclaire(3)        $10,260        $ 4,110        $   550        $ 8,653        $ 3,110        $   454        $   653
Albert C. Yates(3),(7)      $ 5,844        $ 2,435        $   294        $ 5,167        $ 1,479        $   236        $   350
Jack R. Thompson            $     0        $     0        $     0        $     0        $     0        $     0        $     0
(3),(4),(5)



NAME AND POSITION WITH
BERGER FUNDS                AGGREGATE COMPENSATION FROM
================================================================================
                            BERGER         BERGER
                            LARGE          MID
                            CAP            CAP            BERGER         ALL
                            VALUE          VALUE          BALANCED       BERGER
                            FUND(1)        FUND           FUND           FUNDS(2)
                            -------        ------         --------       --------
Dennis E. Baldwin(3)        $   584        $   909        $ 1,185        $57,984
Louis Bindner(6)            $     0        $   137        $   428        $19,234
Katherine A. Cattanach(3)   $   584        $   968        $ 1,192        $58,400
Paul R. Knapp(3)            $   539        $   885        $ 1,110        $54,234
Harry T. Lewis(3)           $   539        $   885        $ 1,110        $54,234
Michael Owen(3)             $   674        $ 1,105        $ 1,380        $67,448
William Sinclaire(3)        $   539        $   885        $ 1,110        $54,234
Albert C. Yates(3),(7)      $   539        $   748        $   682        $35,000
Jack R. Thompson            $     0        $     0        $     0        $     0
(3),(4),(5)

================================================================================

(1) The Fund was not added as a series of the Trust until September 28, 2001. Figures are estimates for the first year of operations of the Fund as a series of the Trust.

(2) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund, and the Berger Balanced Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $31,960; Lou Bindner $2,499; Katherine A. Cattanach $58,400; William Sinclaire $54,234; Albert C. Yates $17,500.

(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(4) Interested person of Berger Financial Group LLC.

(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(6) Resigned effective March 1, 2001.

(7) Appointed Trustee effective March 1, 2001.

         Directors or trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by each of the Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the director or trustee for this purpose. Pursuant to an SEC exemptive order, the Funds are permitted to purchase shares of the designated funds in order to offset their obligation to the directors/trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. A Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

         As of December 31, 2001, the officers and directors/trustees of the Funds as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of each class of each of the Funds except the Berger Large Cap Value Fund Investor Shares, of which the officers and directors/trustees of the Fund as a group owned of record 3.9% of the investor shares class. When combined with the Institutional shares class of the Berger Large Cap Value Fund, officers and directors/trustees of the Fund as a group owned of record an aggregate of 1.9% of the outstanding shares of the total outstanding shares of the Fund.

         The Trust, the Funds' investment adviser, sub-advisers and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.       INVESTMENT ADVISER AND SUB-ADVISERS

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

         Berger Financial Group LLC ("BFG") (formerly Berger LLC), 210 University Boulevard, Suite 800, Denver, Colorado 80206, is the investment adviser to all the Berger Funds. BFG is responsible for managing the investment operations of these Funds and the composition of their investment portfolios. BFG also acts as each Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

         BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $8.7 billion as of December 31, 2001. BFG is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of BFG, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.

         Stilwell Financial was previously a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Funds or the Adviser to the Funds.


PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISER

         Perkins, Wolf, McDonnell & Company ("PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been engaged as the investment sub-adviser for the Berger Mid Cap Value Fund. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC.

         PWM has been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.

         Thomas M. Perkins has been the lead investment manager for the Berger Mid Cap Value Fund since its inception in August 1998. As lead manager, Tom Perkins is responsible for the daily decisions on security selection for the Fund's portfolio. Robert H. Perkins, brother of Thomas Perkins, has also served as investment manager of the Berger Mid Cap Value Fund since its inception. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 12% of PWM.

BAY ISLE FINANCIAL CORPORATION

         Prior to December 31, 2001, Bay Isle Financial LLC (formerly Bay Isle Financial Corporation), 160 Sansome Street, 17th Floor, San Francisco, California 94104, served as the investment sub-adviser for the Berger Information Technology Fund. Effective December 2001, BFG acquired all of the outstanding shares of Bay Isle Financial Corporation. Bay Isle Financial LLC ("Bay Isle") is now a subsidiary of BFG. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. Previously, Bay Isle served as investment adviser to the Berger Information Technology Fund (originally known as the InformationTech 100(R)
Fund) from its inception in April 1997 until July 1999, when the InformationTech 100(R) Fund was reorganized into the Berger Information Technology Fund with investor approval. At that time, Bay Isle became the investment sub-adviser to the Fund under a Sub-Advisory Agreement between BFG as adviser and Bay Isle as sub-adviser. The Sub-Advisory Agreement was terminated effective December 31, 2001.

         In addition to its other activities, Bay Isle maintains the InformationWeek(R) 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. InformationWeek(R) is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff, President of Bay Isle, also writes articles on investments for InformationWeek magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS

         Under the Investment Advisory Agreements between each Fund and its adviser, the adviser is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets that each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

         Under each Investment Advisory Agreement in effect, the adviser is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.

         The following schedule reflects the advisory fees charged to the Funds for the fiscal year ended September 30, 2001:


        FUND                             ADVISER    INVESTMENT ADVISORY FEE
        ----                             -------    -----------------------
Berger Growth Fund                         BFG             0.71%(1)
Berger Large Cap Growth Fund               BFG             0.75%(1)
Berger Mid Cap Growth Fund                 BFG             0.75%(2)
Berger Small Company Growth Fund           BFG             0.82%(1)
Berger New Generation Fund                 BFG             0.85%(2)
Berger Select Fund                         BFG             0.75%
Berger Information Technology Fund         BFG             0.85%(4)
Berger Large Cap Value Fund                BFG             0.00%(5)
Berger Mid Cap Value Fund                  BFG             0.75%(3)
Berger Balanced Fund                       BFG             0.70%(2)

(1) Under a written agreement, the Fund's investment adviser waives its fee to the extent that the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 2-1/2% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1-1/2% of the balance of the average daily net assets of the Fund attributable to the Investor Shares for that fiscal year. The agreement may be terminated by the adviser upon 90 days' prior written notice to the Fund. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(2) Under a written contract, the Fund's investment adviser waives its fee to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses (or, if applicable, for the Investor Shares class of the Fund) in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% in the case of the Investor Shares class of the Berger New Generation Fund, 2.00% in the case of the Berger Mid Cap Growth Fund, and 1.50% in the case of the Berger Balanced Fund, of the average daily net assets of the Fund (or applicable class) for that fiscal year. The adviser's contract with the Berger Mid Cap Growth Fund and the Berger Balanced Fund may not be terminated or amended except by a vote of the Fund's Board of Trustees. The agreement with the Berger New Generation Fund may be terminated by the adviser upon 90 days' prior written notice to the Fund. For the Berger New Generation Fund, the investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(3) Fund is sub-advised by PWM. See text preceding and following table.

(4) Under a written contract, the Fund's investment adviser waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the Fund's average daily net assets attributable to the Investor Shares for that fiscal year. The contract also provides that the adviser will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Investor Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(5) The Fund paid no investment advisory fee for the one day of operations during the period ended September 30, 2001.


         Investment advisory fees are charged to the Berger Funds according to the following schedule:


  FUND                                  AVERAGE DAILY NET ASSETS      ANNUAL RATE
  ----                                  ------------------------      -----------
Berger Small Company Growth Fund            First $500 million            .85%
Berger New Generation Fund                  Next $500 million             .80%
Berger Information Technology Fund          Over $1 billion               .75%

Berger Growth Fund                          First $500 million            .75%
Berger Large Cap Growth Fund                Next $500 million             .70%
Berger Mid Cap Growth Fund                  Over $1 billion               .65%
Berger Select Fund
Berger Large Cap Value Fund
Berger Mid Cap Value Fund
Berger Balanced Fund                        First $1 billion              .70%
                                            Over $1 billion               .65%

         Each Fund's current Investment Advisory Agreement will continue in effect until the end of April 2002, with the exception of Berger Large Cap Value which will continue in effect until the end of April 2003, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the adviser. Each Agreement is subject to termination by the Fund or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

         Under the Sub-Advisory Agreement between the advisers and the sub-advisers for the Berger Mid Cap Value Fund and the Berger Information Technology Fund, the sub-adviser is responsible for day-to-day investment management. The sub-adviser manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. Each Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

         No fees are paid directly to the sub-advisers by the Funds. As the sub-adviser of the Berger Mid Cap Value Fund, PWM receives from the adviser a fee at the annual rate of 0.375% of the first $500 million of average daily net assets of the Fund, 0.35% of the next $500 million and 0.325% of any amount in excess of $1 billion.

         The Sub-Advisory Agreements will continue in effect until April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the adviser or the sub-adviser. The Sub-Advisory Agreements are subject to termination by the Fund or the sub-adviser on 60 days' written notice, and terminate automatically in the event of their assignment and in the event of termination of the related Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN BFG AND PWM

         BFG and PWM entered into an Agreement, dated November 18, 1996, as amended January 27, 1997, April 8, 1998 and November 17, 1999 (the "November 18 Agreement"), under which, among other things, PWM agreed that, so long as BFG acts as the adviser to the Berger Mid Cap Value Fund, and PWM provides sub-advisory or other services in connection with the Fund, PWM will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.

OTHER ARRANGEMENTS BETWEEN BFG AND BAY ISLE

         BFG and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. Mr. Schaff and Steve Block are compensated as employees and portfolio managers of BFG.

TRADE ALLOCATIONS

         While investment decisions for the Funds are made independently by the adviser or sub-adviser, the same investment decision may be made for a Fund and one or more accounts advised by the adviser or sub-adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser or sub-adviser in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser or sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

         BFG has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

         The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

RESTRICTIONS ON PERSONAL TRADING

         BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing in each of the Codes of Ethics for BFG, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or BFG's other advisory clients. Directors and officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

         In addition to the pre-clearance requirements described here for BFG and Berger Distributors LLC, the policy subjects directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by BFG and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.

         PWM has adopted a Code of Ethics that is substantially similar to the Code adopted by BFG.

         Bay Isle Financial LLC has adopted a Code of Ethics that is substantially similar to the Code adopted by BFG.

5.       EXPENSES OF THE FUNDS

         In addition to paying an investment advisory fee to its adviser, each Fund pays all of its expenses not assumed by its adviser, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investors' meetings, compensation of directors or trustees who are not interested persons of BFG, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

         Under a separate Administrative Services Agreement with respect to each of such Funds, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2001, BFG did not charge an administrative fee to the Funds. The administrative services fees may be changed by the directors or trustees without investor approval.

         The following tables show the total dollar amounts of advisory fees and administrative services fees paid by each of such Funds for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. For the Funds that have two classes of shares, the Berger Small Company Growth Fund, Berger New Generation Fund, Berger Large Cap Value Fund and the Berger Information Technology Fund, each class bears pro rata its share of the Fund's investment advisory fee based on assets. Except where noted, these amounts were paid to BFG.

                               BERGER GROWTH FUND



        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER              TOTAL
        -----------------       ------------      --------------     ------------        -----------
               2001             $ 8,512,000        $         0        $         0        $ 8,512,000
               2000             $12,519,000        $         0        $         0        $12,519,000
               1999             $10,835,000        $   144,000        $         0        $10,979,000

                          BERGER LARGE CAP GROWTH FUND



        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER              TOTAL
        -----------------       ------------      --------------     ------------        -----------
               2001             $ 3,593,000        $         0        $         0        $ 3,593,000
               2000             $ 4,362,000        $         0        $         0        $ 4,362,000
               1999             $ 2,740,000        $    37,000        $         0        $ 2,777,000

                           BERGER MID CAP GROWTH FUND


        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER              TOTAL
        -----------------       ------------      --------------     ------------        -----------
               2001             $   473,000        $         0        $         0        $   473,000
               2000             $   727,000        $         0        $         0        $   727,000
               1999             $    88,000        $     1,000        $         0        $    89,000

                        BERGER SMALL COMPANY GROWTH FUND


        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE       EXPENSE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE     REIMBURSEMENT(4)         TOTAL
        -----------------       ------------      --------------   ----------------      -----------
               2001              $ 8,204,000        $         0      $   (10,000)        $ 8,194,000
               2000              $10,140,000        $         0      $   (14,000)        $10,126,000
               1999              $ 5,582,000        $    62,000      $         0         $ 5,644,000

                           BERGER NEW GENERATION FUND


        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE       EXPENSE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE     REIMBURSEMENT(4)         TOTAL
        -----------------       ------------      --------------   ----------------      -----------
               2001              $3,100,000        $        0          $(10,000)         $3,090,000
               2000              $6,069,000        $        0          $(14,000)         $6,055,000
               1999              $1,714,000        $   19,000          $      0          $1,733,000

                               BERGER SELECT FUND


        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER              TOTAL
        -----------------       ------------      --------------     ------------        -----------
               2001              $401,000           $      0           $      0           $401,000
               2000              $999,000           $      0           $      0           $999,000
               1999              $740,000           $ 10,000           $      0           $750,000

                       BERGER INFORMATION TECHNOLOGY FUND

                                                                        ADVISORY FEE
                                                                         WAIVER AND
        FISCAL YEAR ENDED         INVESTMENT         ADMINISTRATIVE       EXPENSES
         SEPTEMBER 30(1)        ADVISORY FEE(2)      SERVICE FEE(3)     REIMBURSEMENT        TOTAL
        -----------------       ---------------      --------------     -------------       -----------
               2001               $654,000             $      0           $      0           $654,000
               2000               $849,000             $      0           $      0           $849,000
               1999               $ 97,000             $ 11,000           $(47,000)          $ 61,000

                            BERGER MID CAP VALUE FUND



        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER              TOTAL
        -----------------       ------------      --------------     ------------        -----------
               2001               $754,000          $      0           $      0           $754,000
               2000               $191,000          $      0           $      0           $191,000
               1999               $176,000          $  2,000           $      0           $178,000

                              BERGER BALANCED FUND

        FISCAL YEAR ENDED        INVESTMENT       ADMINISTRATIVE     ADVISORY FEE
           SEPTEMBER 30         ADVISORY FEE       SERVICE FEE          WAIVER             TOTAL
        -----------------       ------------      --------------     ------------       -----------
             2001                $  908,000         $        0        $        0        $  908,000
             2000                $1,151,000         $        0        $        0        $1,151,000
             1999                $  616,000         $    9,000        $        0        $  625,000

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999.

(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the investment advisory fee of 0.90% payable to BFG came into effect. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.

(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. As part of the reorganization, the administrative service fee of 0.01% payable to BFG came into effect. Effective October 1, 1999, BFG eliminated the 0.01% administrative fee charged to the Funds.

(4) For the institutional share class only, BFG reimburses the Fund to the extent the normal transfer agency and registration expenses of the Institutional Shares exceed .20%.

         Each Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each of the Funds has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. Stilwell owns approximately 33% of the outstanding shares of DST.

         As recordkeeping and pricing agent, State Street calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

         State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

         As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Funds' investors; calculates the amount of, and delivers to the Funds' investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Funds at an annual rate of $14.85 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

         All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.


12b-1 PLANS

         Each of the Funds has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to BFG of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

         The expenses paid by BFG may include, but are not limited to:

    -- payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;

    -- payments made to and expenses of other persons (including employees of BFG) who are engaged in or provide support services in connection with the distribution of Fund shares, such as answering routine telephone inquiries and processing investor requests for information;

    -- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a
         Fund) paid to securities dealers, financial institutions and other organizations that render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;

    -- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

    -- costs of printing and distributing prospectuses and reports to prospective investors of Fund shares;

    -- costs involved in preparing, printing and distributing sales literature for Fund shares;

    -- costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of a Fund relating to Fund shares that BFG deems advisable;

    -- and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

         Such 12b-1 fee payments are to be made by each Fund to BFG with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by BFG in such year; that is, if the distribution expenditures incurred by BFG are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by BFG, and if the distribution expenditures incurred by BFG are more than the total of such payments, the excess is not to be reimbursed to BFG by the Fund.

         From time to time a Fund may engage in activities that jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by BFG, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. BFG allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

         The current 12b-1 Plans will continue in effect until the end of April 2002 and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without investor approval.

         Following are the payments made to BFG pursuant to the Plans for the fiscal year ended September 30, 2001:


              FUND                                            12B-1 PAYMENTS
              ----                                            --------------
     Berger Growth Fund                                          $2,990,000
     Berger Large Cap Growth Fund                                $1,198,000
     Berger Mid Cap Growth Fund                                  $  158,000
     Berger Small Company Growth Fund(1)                         $2,481,000
     Berger New Generation Fund(1)                               $  903,000
     Berger Select Fund                                          $  134,000
     Berger Information Technology Fund(1)                       $  110,000
     Berger Large Cap Value Fund(1),(2)                          $        0
     Berger Mid Cap Value Fund                                   $  251,000
     Berger Balanced Fund                                        $  324,000

      (1) The Berger Small Company Growth Fund, Berger New Generation Fund, Berger Information Technology Fund and Berger Large Cap Value Fund have adopted a 12b-1 Plan only with respect to the Investor Shares class of shares, which is the class of shares of those Funds covered by this SAI.

      (2) The Fund was not added as a series of the Trust until September 28, 2001.

OTHER EXPENSE INFORMATION

         The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

         The Funds and/or their advisers have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Funds through those firms or companies. A Fund's adviser or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

         The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Funds.

DISTRIBUTOR

         The distributor (principal underwriter) of each Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Funds' shares.

6.       BROKERAGE POLICY

         Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, the adviser is directed to place the portfolio transactions of the Fund. Where applicable, the adviser may delegate placement of brokerage to a Fund's sub-adviser. A report on the placement of brokerage business is given to the directors or trustees of each Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:


                              BROKERAGE COMMISSIONS


                                                          FISCAL YEAR ENDED SEPTEMBER 30,

                                                     2001               2000              1999
                                                  ----------        ----------        ----------
     BERGER GROWTH FUND                           $2,732,000        $1,815,000        $6,010,000

     BERGER LARGE CAP GROWTH FUND                 $  730,000        $  692,000        $  805,000

     BERGER MID CAP GROWTH FUND                   $  131,000        $   86,000        $   27,000

     BERGER SMALL COMPANY GROWTH FUND             $1,267,000        $  616,000        $  807,000

     BERGER NEW GENERATION FUND                   $  768,000        $  935,000        $  349,000

     BERGER SELECT FUND                           $  124,000        $  179,000        $  972,000

     BERGER INFORMATION TECHNOLOGY FUND(1)        $   61,000        $   41,000        $    4,000

     BERGER LARGE CAP VALUE FUND(2)               $        0        $        0        $        0

     BERGER MID CAP VALUE FUND                    $  563,000        $  141,000        $  129,000

     BERGER BALANCED FUND                         $  169,000        $  193,000        $  291,000

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions for 1998 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Brokerage commissions shown for 1999 were paid by the Fund for the period from March 1, 1999 through September 30, 1999.

(2) The Fund was not added as a series of the Trust until September 28, 2001.

         The Investment Advisory Agreement each Fund has with its adviser authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Where applicable, the Sub-Advisory Agreement for each sub-advised Fund similarly directs the sub-adviser. However, each Agreement specifically authorizes the adviser or sub-adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser or sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser or sub-adviser. Accordingly, the adviser or sub-adviser does not have an obligation to seek the lowest available commission.

         In accordance with this provision of the Agreement, portfolio brokerage business of each Fund may be placed with brokers who provide useful brokerage and research services to the adviser or, where applicable, the sub-adviser. The Fund's adviser or sub-adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These include a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

         In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser or sub-adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser or sub-adviser in the investment decision-making process may be paid for with a Fund's commission dollars. The adviser or sub-adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the adviser or sub-adviser.

         The Funds' advisers and sub-advisers do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An adviser or sub-adviser may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the adviser's or sub-adviser's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The adviser or sub-adviser then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on the adviser's or sub-adviser's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

         During the fiscal year ended September 30, 2001, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Funds:



     FUND                                AMOUNT OF TRANSACTIONS    AMOUNT OF COMMISSIONS
     ----                                ----------------------    ---------------------
     Berger Growth Fund                        $580,339,000             $  1,011,000

     Berger Large Cap Growth Fund              $227,541,000             $    331,000

     Berger Mid Cap Growth Fund                $ 26,885,000             $     49,000

     Berger Small Company Growth Fund          $116,072,000             $    270,000

     Berger New Generation Fund                $125,909,000             $    294,000

     Berger Select Fund                        $ 24,582,000             $     49,000

     Berger Information Technology Fund        $  9,328,000             $     16,000

     Berger Large Cap Value Fund(1)            $          0             $          0

     Berger Mid Cap Value Fund                 $ 58,410,000             $    128,000

     Berger Balanced Fund                      $ 57,347,000             $     93,000

(1) The Fund was not added as a series of the Trust until September 28, 2001.

         These brokerage and research services received from brokers are often helpful to the adviser or sub-adviser in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of the adviser's or sub-adviser's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to the adviser or sub-adviser in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the adviser or sub-adviser in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to the adviser or sub-adviser, they are not expected to decrease the expenses that the adviser or sub-adviser would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by the adviser or sub-adviser from the Funds be reduced as a result of the availability of such brokerage and research services from brokers.

         The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stillwell in both DST and BFG.

         Included in the brokerage commissions paid by the Funds during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS


                                              DSTS        REDUCTION IN      DSTS      REDUCTION IN       DSTS         REDUCTION IN
                                          COMMISSIONS       EXPENSES    COMMISSIONS     EXPENSES      COMMISSIONS       EXPENSES
                                              PAID            FYE           PAID          FYE            PAID              FYE
                                          FYE 9/30/01      9/30/01(1)    FYE 9/30/00   9/30/00(1)     FYE 9/30/99       9/30/99(1)
                                          -----------     ------------  ------------  ------------    -----------     ------------
     Berger Growth Fund                   $      0        $      0        $ 35,000     $ 26,000        $399,000         $299,000

     Berger Large Cap Growth Fund         $      0        $      0        $  9,000     $  7,000        $ 32,000         $ 24,000

     Berger Mid Cap Growth Fund           $      0        $      0        $      0     $      0        $      0         $      0

     Berger Small Company Growth Fund     $      0        $      0        $      0     $      0        $  6,000         $  4,500

     Berger New Generation Fund           $      0        $      0        $  2,000     $  1,500        $  6,000         $  4,500

     Berger Select Fund                   $      0        $      0        $ 16,000     $ 12,000        $ 61,000         $ 46,000

     Berger Information Technology Fund   $      0        $      0        $      0     $      0        $      0(2)      $      0

     Berger Large Cap Value Fund(3)       $      0        $      0        $      0     $      0        $      0         $      0

     Berger Mid Cap Value Fund            $      0        $      0        $      0     $      0        $      0         $      0

     Berger Balanced Fund                 $      0        $      0        $  8,000     $  6,000        $  1,500         $  1,000
                                          ========        ========        ========     ========        ========         ========

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999. Accordingly, amounts for the fiscal year ended February 28, 1999 were paid by the Fund's predecessor. Amounts shown for FYE 9/30/99 cover the period of March 1, 1998 to September 30, 1999.

(3) The Fund was not added as a series of the Trust until September 28, 2001.

         Each Fund's adviser or sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser and its clients; and knowledge of other buyers and sellers. The adviser or sub-adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the adviser or sub-adviser may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser will seek the best execution of each transaction.

         During the fiscal year ended September 30, 2001, Berger Large Cap Growth Fund and Berger Balanced Fund acquired securities of the Funds' regular broker dealers. As of September 30, 2001, these Funds owned the following securities of its regular broker-dealers with the following values:


    FUND                                                BROKER/DEALER                            VALUE            SECURITY
    ----                                                -------------                            -----            --------
Berger Large Cap Growth Fund                     Morgan Stanley Dean Witter & Co.             $ 3,475,000       Common Stock
                                                 The Bank of New York Co., Inc.                 3,525,000       Common Stock
                                                 Citigroup, Inc.                                8,343,000       Common Stock

Berger Balanced Fund                             Morgan Stanley Dean Witter & Co.             $   742,000       Common Stock
                                                 Morgan Stanley Dean Witter & Co.               2,075,000       Bonds
                                                 Citigroup, Inc.                                1,484,000       Common Stock
                                                 Citigroup, Inc.                                2,181,000       Bonds
                                                 The Bank of New York Co., Inc.                   630,000       Common Stock

                 HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS


     MINIMUM INITIAL INVESTMENTS:
               Regular investment                                    $2,500
               Low Minimum Investment Plan                           $   50
               IRA                                                   $  500
     MINIMUM SUBSEQUENT INVESTMENTS:
               Regular investment                                    $   50
               Regular systematic investment                         $   50
               Low Minimum Investment Plan
               (required monthly systematic investments)             $   50

         To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

         Berger Funds
         P.O. Box 219958
         Kansas City, MO  64121-9958

         If an investor is adding to an existing account that has electronic funds transfer privileges, shares may be purchased online at bergerfunds.com or by telephone to the Funds at 1-800-551-5849. In addition, shares may be purchased by placing an order by telephone to the Funds. In order to make sure that payment for telephone purchase orders is received on time, investors are encouraged to remit payment by wire or by overnight delivery of a check.

         In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to investors who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from a Fund as described here.

         Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and on-line are described in the Prospectus. The Funds may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

         As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% redemption fee from an investor's redemption proceeds if the investor redeems shares of that Fund held less than 6 months. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor. These fees are paid to the Fund and are intended to discourage investors from short-term trading of shares of the Fund, and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. The Fund may modify, terminate or waive these fees at any time.

         Also described in the Prospectus, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in an investor's account if the account balance drops below $2,000 - but only if it drops below this amount because shares have been redeemed, not because the share value has declined. Investors will be given at least 60 days' notice before a Fund undertakes any involuntary redemption. During that time, the investor may buy more shares to bring the account to or above the minimum. Existing investors of the following Funds have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:

                                           IF THE ACCOUNT WAS ESTABLISHED     IF THE ACCOUNT WAS ESTABLISHED
                                           ON OR BEFORE JANUARY 26, 1996,      BETWEEN JANUARY 27, 1996 AND
                                            THE REQUIRED MINIMUM ACCOUNT      NOVEMBER 28, 1996, THE REQUIRED
     FUND                                            BALANCE IS:                MINIMUM ACCOUNT BALANCE IS:
     ----                                  ------------------------------     -------------------------------
     Berger Large Cap Growth Fund                       $  250                              $  500

     Berger Small Company Growth Fund                   $  250                              $  500

     Berger New Generation Fund                             --                              $1,000

8.       HOW THE NET ASSET VALUE IS DETERMINED

         The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

         For those Funds offering classes of shares, net asset value is calculated by class, and since the Investor Shares and each other class of those Funds has its own expenses, the per share net asset value of those Funds will vary by class.

         In determining net asset value for each of the Funds, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the directors or trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

         A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.       INCOME DIVIDENDS, CAPITAL GAINS
         DISTRIBUTIONS AND TAX TREATMENT

         This discussion summarizes certain U.S. federal income tax issues relating to the Funds. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

         TAX STATUS OF THE FUNDS. If a Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. Each of the Funds intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

         TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Funds will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

         In general, net capital gains from assets held by a Fund for more than 12 months will be subject to the applicable long term capital gains rate and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long an investor has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

         If a Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

         If an investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if an investor's checks remain uncashed for six months, the Funds reserve the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

         Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

         TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale-giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

         INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Funds, unless a Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, for the Funds that make an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

         If a Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause a Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of a Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.

         INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Funds' investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to a gain or loss that could affect a Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If a Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

         BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, a Fund will be required to withhold federal income tax at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

         FOREIGN INVESTORS. Foreign investors of a Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by a Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.


10.      SUSPENSION OF REDEMPTION RIGHTS

         The Funds may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of a Fund.

         Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.      TAX-SHELTERED RETIREMENT PLANS

         The Funds offer several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA, a Coverdell Education Savings Account (formerly the Education IRA) and a 403(b) Custodial Account, a SEP-IRA or SIMPLE IRA for adoption by employers and individuals who wish to participate in such Plans. For information on other types of retirement plans offered by the Funds, please call 1-800-333-1001, or write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS

         Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains accumulated in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

         If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your employees' compensation or your earned income. By adopting both the Profit Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

         If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. State Street serves as trustee of the Plan, for which it charges an annual trustee's fee for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

         Distributions from the Profit Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser regarding the Plans is recommended. You should also consult with your tax adviser regarding state tax law implications of participation in the Plans.

         In order to receive the necessary materials to establish a Profit Sharing or Money Purchase Pension Plan, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Berger Funds at 1-800-333-1001.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

         If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you may be able to provide for your own retirement by adopting an IRA. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to IRA's in general, including increases in contribution limits. As an example, between 2002 and 2008, the individual limit on annual contributions to traditional IRAs is scheduled to gradually rise from $2,000 to $5,000. After 2008, the limits may be adjusted annually for inflation. In addition, individuals aged 50 and older may be able to take advantage of new "catch-up" contributions to IRAs. Catch-up contributions to traditional IRAs may be tax deductible, depending on whether the individual meets certain income restrictions. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

         Generally, if neither you nor your spouse is an active participant in an existing qualified retirement plan or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

         If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form, which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, State Street will serve as custodian for the Fund and for each Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

         Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser is recommended. You should also consult with your tax adviser about state taxation of your account.

         In order to receive the necessary materials to establish an IRA account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

ROTH IRA

         If you are an individual with compensation or earned income, you may contribute to a Roth IRA, as long as your income does not exceed specified income levels. A Roth IRA is similar in many respects to a traditional IRA, as described above. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to Roth IRAs, as well as traditional IRAs. The maximum amount you may contribute to a Roth IRA is phased out between specified income levels, and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Generally, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

         Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first-time home purchase, or upon death or disability.

         An individual with a modified adjusted gross income (AGI) of $100,000 or less (single or joint filing status) may be eligible to roll his or her existing IRA into a Roth IRA. However, the individual may have to pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult a qualified tax or financial professional concerning Roth IRA rollovers.

         In order to receive the necessary materials to establish a Roth IRA account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

COVERDELL EDUCATION SAVINGS ACCOUNT

         A parent or legal guardian may open a Coverdell Education Savings Account (formerly the Education IRA) as long as it is established on behalf of a child who is less than 18 years of age at the time of contribution. Contributions up to $2,000 may be made by anyone for the benefit of any one student as long as the contributors' income does not exceed the specified income levels. Like a Roth IRA, the maximum amount you may contribute to a Coverdell Education Savings Account is phased out between specified income levels, and you may not make any contribution at all to a Coverdell Education Savings Account if your income exceeds the maximum income amount.

         Contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, and any amount contributed to a Coverdell Education Savings Account above the maximum of $2,000 for any one student is considered "excess contribution", which is subject to an excise tax.

         Withdrawals from a Coverdell Education Savings Account are tax free if the amounts withdrawn are made to cover the cost of qualified education expenses of a student who is attending an eligible educational institution, so long as the amount withdrawn in a year does not exceed the qualified education expenses for that year. If the withdrawal does not meet the tax-free requirements, the portion of the account attributable to dividends or gains may be subject to a withdrawal penalty. For more information on Coverdell Education Savings Account withdrawals, please consult a qualified tax or financial professional.

403(b) CUSTODIAL ACCOUNTS

         If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.

         If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. You should consult with a qualified tax or financial professional regarding the amount you can contribute. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.

         Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59 1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or qualified tax or financial professional regarding the 403(b) Custodial Account is recommended. You should also consult with a qualified tax or financial professional about state taxation of your account.

         Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. State Street serves as custodian of the 403(b) Custodial Account and for each Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.

         In order to receive the necessary materials to establish a 403(b) Custodial Account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

12.      EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

         Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

         Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% exchange fee from an investor's exchange proceeds if the investor exchanges out shares of that Fund held less than 6 months. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor. These fees are paid to the Fund and are intended to discourage investors from short-term trading of share of the Fund, and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. The Fund may modify, terminate or waive these fees at any time.

         An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

         An investor who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the investor at regular intervals by the Fund in which the investor is invested.

         To establish a Systematic Withdrawal account, the investor deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the investor's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the investor of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

         Withdrawal payments are not yield or income on the investor's investment, since portions of each payment will normally consist of a return of the investor's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

         The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The investor may, of course, make additional deposits of Fund shares in the investor's account at any time.

         Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax adviser concerning proper tax treatment of the redemption.

13.      PERFORMANCE INFORMATION

         From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

         The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

         Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

         All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                        n
                                 P(1 + T) = ERV

                     Where     P    =   a hypothetical initial payment of $1,000

                               T    =   the average annual total return

                               n    =   the number of years

                               ERV      = the ending redeemable value of a
                                        hypothetical $1,000 payment made at the
                                        beginning of the period).

         All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS

         BERGER INFORMATION TECHNOLOGY FUND. The Berger Information Technology Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100(R) Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

         The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization. Accordingly, performance data for the Investor Shares for periods prior to the date of the reorganization do not reflect the 0.25% per year 12b-1 fee currently borne by the Investor Shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total return for each of the Funds for various periods ending September 30, 2001, are shown on the following table:



FUND                                            1-YEAR        3-YEAR         5-YEAR        10-YEAR    LIFE OF FUND
----                                           -------       -------         ------        -------    ------------
     Berger Growth Fund(2)                     (59.38)%       (3.15)%        (0.73)%         6.15%            11.93%
                                                                                                     (since 9/30/74)

     Berger Large Cap Growth Fund(2)           (47.79)%        4.16%          8.40%         10.25%            12.58%
                                                                                                     (since 9/30/74)

     Berger Mid Cap Growth Fund                (68.35)%        7.93%           N/A            N/A              8.85%
                                                                                                    (since 12/31/97)

     Berger Small Company Growth
     Fund - Investor Shares                    (59.36)%        6.83%          1.56%           N/A              9.71%
                                                                                                    (since 12/30/93)

     Berger New Generation Fund -
     Investor Shares                           (79.44)%      (10.19)%        (3.90)%          N/A             (0.58)%
                                                                                                     (since 3/29/96)

     Berger Select Fund                        (65.47)%       (6.29)%          N/A            N/A              2.36%
                                                                                                    (since 12/31/97)

Berger Information Technology
Fund  - Investor Shares(1)            (71.64)%        4.01%           N/A          N/A               13.33%
                                                                                             (since 4/8/97)

Berger Mid Cap Value Fund               9.70%          N/A            N/A          N/A               19.72%
                                                                                            (since 8/12/98)

Berger Balanced Fund                  (25.82)%       10.39%           N/A          N/A               20.50%
                                                                                            (since 9/30/97)

(1) Performance data for the Investor Shares include periods prior to the Fund's adoption of share classes as part of its reorganization on July 2, 1999, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee that has been paid by the Investor Shares since the inception of the class on that date.

(2) Life of Fund covers the period from September 30, 1974 (immediately prior to BFG assuming the duties as the investment adviser for those Funds) through September 30, 2001. Since the 12b-1 fees for the Berger Growth Fund and the Berger Large Cap Growth Fund did not take effect until June 19, 1990, the performance figures on the table do not reflect the deduction of the 12b-1 fees for the full length of the life of fund period.


14.      ADDITIONAL INFORMATION

FUND ORGANIZATION

         BERGER GROWTH FUND AND BERGER LARGE CAP GROWTH FUND. The Berger Growth Fund and Berger Large Cap Growth Fund are separate corporations that were incorporated under the laws of the State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund(R)", "Berger 100 Fund(SM)", "Berger One Hundred and One Fund(R)" and "Berger 101 Fund(R)" were adopted by the respective Funds as service marks and trade names in November 1989 and were registered as service marks in December 1991. In 1990, the investors of the The One Hundred and One Fund, Inc. approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996. The name "Berger Growth and Income Fund(R)" was registered as a service mark in August 1998. In January 2000, The One Hundred Fund, Inc. and the Berger One Hundred and One Fund, Inc. formally changed their corporate names to the "Berger Growth Fund, Inc." and the "Berger Growth and Income Fund, Inc." respectively and the name "Berger Growth Fund(SM)" was adopted as a trade name. In January 2001, the Berger Growth and Income Fund formally changed its corporate name to the "Berger Large Cap Growth Fund, Inc." and the name "Berger Large Cap Growth Fund(SM)" was adopted as a trade name.

         Each of the Berger Growth Fund and the Berger Large Cap Growth Fund has only one class of securities, its Capital Stock, with a par value of one cent per share, of which 200,000,000 shares are authorized for issue by the Berger Growth Fund and 100,000,000 shares are authorized for issue by the Berger Large Cap Growth Fund. Shares of the Funds are fully paid and nonassessable when issued. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

         BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND. The Berger Small Company Growth Fund is a separate series established on August 23, 1993, under the Berger Investment Portfolio Trust, a Delaware business trust established under the Delaware Business Trust Act. The name "Berger Small Company Growth Fund(R)" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.

         The Berger New Generation Fund was the second series created under the Berger Investment Portfolio Trust, established on December 21, 1995. The name "Berger New Generation Fund(R)" was registered as a service mark in December 1996. The Berger Balanced Fund was the third series created under the Berger Investment Portfolio Trust, established on August 22, 1997. The name "Berger Balanced Fund(R)" was registered as a service mark in September 1998. The Berger New Generation Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.

         The Berger Select Fund and the Berger Mid Cap Growth Fund were the fourth and fifth series created under the Trust, established on November 13, 1997. The Berger Mid Cap Value Fund was the sixth series created under the Berger Investment Portfolio Trust, established on May 21, 1998.

         The Berger Information Technology Fund was the seventh series created under the Berger Investment Portfolio Trust, established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100(R) Fund. The InformationTech 100(R) Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100(R) Fund was then reorganized into the Fund in a transaction that became effective in July 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

         The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Funds named above are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

         DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, investors of the Funds organized as series of Delaware Business Trusts will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instruments of those Trusts provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trusts or any particular series (fund) of the Trusts. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trusts are not entitled to the limitations of liability set forth in Delaware law or the Trust Instruments and, accordingly, that they may be personally liable for the obligations of the Trusts.

         In order to protect investors from such potential liability, the Trust Instruments require that every written obligation of the Trusts or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trusts or such series. The Trust Instruments also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been an investor, and that the Trusts shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

         As a result, the risk of an investor of the Funds in those Trusts incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trusts believe that the risk of personal liability to investors of the Fund is therefore remote. The trustees intend to conduct the operations of the Trusts and the Funds so as to avoid, to the extent possible, liability of investors for liabilities of the Trusts or the Funds.

         CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO ALL FUNDS. None of the Funds is required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the directors or trustees. If investors owning at least 10% of the outstanding shares of the Berger Growth Fund, the Berger Large Cap Growth Fund or any of the Trusts so request, a special investors' meeting of that Fund or Trust will be held for the purpose of considering the removal of a director or trustee, as the case may be. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of any of those Funds or Trusts so request. Subject to certain limitations, the Funds/Trusts will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a director or trustee.

         Investors of the Funds and, when applicable, the other series/classes of the same business trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the same business trust in the election of trustees of the trust and on all matters relating to the trust as a whole. Each full share of each Fund has one vote.

         Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors or trustees can elect 100% of the directors or trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors or trustees will not be able to elect any person or persons as directors or trustees.

         Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions that may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Berger Information Technology Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

         Under governing corporate law, each Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the directors or trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURES

         MULTI-CLASS. All of the Funds are permitted to divide their shares into classes. However, currently only the Berger Small Company Growth Fund, the Berger New Generation Fund and the Berger Information Technology Fund have divided their shares into classes and have two classes of shares outstanding, the Investor Shares covered by this SAI and the Institutional Shares offered through a separate Prospectus and SAI. These Funds implemented their multi-class structure by adopting Rule 18f-3 Plans under the 1940 Act permitting them to issue shares in classes. The Rule 18f-3 Plans govern such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Institutional Shares are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Information concerning Institutional Shares is available from the Funds at 1-800-259-2820.

         Subject to the relevant Declaration of Trust or Trust Instrument and any other applicable provisions, the trustees of those Funds have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL INVESTORS

         Insofar as the management of the Funds is aware, as of December 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:


OWNER                                            FUND                                                         PERCENTAGE
-----                                            ----                                                         ----------
Charles Schwab & Co. Inc. ("Schwab")             Berger Growth Fund                                             19.90%
101 Montgomery Street
San Francisco, CA 94104                          Berger Large Cap Growth Fund                                   26.00%

                                                 Berger Mid Cap Growth Fund                                     25.39%

                                                 Berger Small Company Growth Fund (Investor Shares)             22.45%

                                                 Berger New Generation Fund (Investor Shares)                   23.65%

                                                 Berger Select Fund                                             24.28%

                                                 Berger Information Technology Fund (Investor Shares)           18.83%

                                                 Berger Large Cap Value Fund                                    38.66%

                                                 Berger Mid Cap Value Fund                                      42.90%

                                                 Berger Balanced Fund                                           27.24%

National Financial Services Corporation          Berger Growth Fund                                              7.01%
("Fidelity")
200 Liberty St., Fl. 5                           Berger Mid Cap Growth Fund                                     12.44%
New York, NY  10281-5500
                                                 Berger Small Company Growth Fund (Investor Shares)              7.20%

                                                 Berger New Generation Fund (Investor Shares)                    8.95%

                                                 Berger Select Fund                                              9.23%

                                                 Berger Mid Cap Value Fund                                      16.77%

                                                 Berger Balanced Fund                                            9.10%

Pan American Life Insurance Company              Berger New Generation Fund (Investor Shares)                    5.76%
601 Poydras St., Fl. 15
New Orleans, LA  70130-6029

         Any person owning more than 25% of the outstanding securities of a Fund may be deemed to control it. Schwab is believed to hold its shares of the Funds as nominees for the benefit of its clients.

         In addition, Schwab owned of record 24.41% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Berger New Generation Fund, Berger Select Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Mid Cap Value Fund, Berger Large Cap Value Fund, Berger Information Technology Fund and the Berger Balanced Fund are outstanding series.

         As of December 31, 2001, Schwab owned of record 39.58% of the outstanding shares of the Berger Information Technology Fund, and 38.80% of the Berger Large Cap Value Fund, both series of the Berger Investment Portfolio Trust, when Schwab's record ownership of each of the Funds' Trust shares is added together with record ownership of Institutional Shares of each Fund. In addition, Bay Isle has advised the Trust that, as December 31, 2001, it had voting discretion over approximately 14.02% of the Berger Information Technology Fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.

DISTRIBUTION

         Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

         Each of the Funds and the Distributor are parties to a Distribution Agreement that continues through April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Funds and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

         The Funds have each filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statements and the exhibits filed as a part thereof.

         Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Funds.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for each of the Funds for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Funds referenced below under "Financial Information" and assisted the Funds in connection with the preparation of their 2000 tax returns.

         PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Funds for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Funds and assist the Funds in connection with the preparation of their 2001 income tax returns.

FINANCIAL INFORMATION

         A copy of the Annual Report referenced below is enclosed with this SAI. Additional copies of that Report may be obtained upon request without charge by calling the Funds at 1-800-333-1001.

Year-End Financial Statements

         The following financial statements for each of the named Funds are incorporated herein by reference from the Annual Report to Shareholders of the Berger Funds dated September 30, 2001, in each case along with the Report of Independent Accountants thereon dated November 7, 2001.

FOR THE BERGER GROWTH FUND, BERGER LARGE CAP GROWTH FUND, BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER LARGE CAP VALUE FUND, BERGER MID CAP VALUE FUND, AND BERGER BALANCED FUND:

         Schedule of Investments as of September 30, 2001

         Statements of Assets and Liabilities as of September 30, 2001

         Statements of Operations for the Year Ended September 30, 2001

         Statements of Changes in Net Assets for each of the periods indicated

         Notes to Financial Statements, September 30, 2001

         Financial Highlights for each of the periods indicated

                                   APPENDIX A


HIGH-YIELD/HIGH-RISK SECURITIES

         Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's adviser deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        BERGER SMALL COMPANY GROWTH FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                              INSTITUTIONAL SHARES



                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-960-8427



                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Small Company Growth Fund (the "Fund") -- Institutional Shares, dated January 29, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-259-2820.

                  This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund.

                  The financial statements of the Fund for the fiscal year ended September 30, 2001, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2001 Annual Report to Shareholders dated September 30, 2001.

                  A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820.















                             DATED JANUARY 29, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS



                                                               PAGE     CROSS-REFERENCES TO RELATED
SECTION                                                        NO.      DISCLOSURES IN PROSPECTUS
-------                                                        ----     ---------------------------
     Introduction                                               3      Table of Contents

1.   Investment Strategies and Risks of the Fund                3      Berger Small Company Growth Fund; The Fund's Goal and
                                                                       Principal Investment Strategies; Principal Risks;
                                                                       Investment Techniques, Securities and Associated Risks

2.   Investment Restrictions                                    15     Berger Small Company Growth Fund; Investment Techniques,
                                                                       Securities and Associated Risks

3.   Management of the Fund                                     17     Berger Small Company Growth Fund; Organization of the Fund

4.   Investment Adviser                                         21     Berger Small Company Growth Fund; Organization of the Fund

5.   Expenses of the Fund                                       23     Berger Small Company Growth Fund; Financial Highlights
                                                                       for the Fund; Organization of the Fund

6.   Brokerage Policy                                           25     Berger Small Company Growth Fund; Organization of the Fund

7.   How to Purchase and Redeem Shares in                       27     To Open an Account and Purchase Shares; Selling
     the Fund                                                          (Redeeming) Shares

8.   How the Net Asset Value is Determined                      28     Your Share Price

9.   Income Dividends, Capital Gains,                           29     Distributions and Taxes
     Distributions and Tax Treatment

10.  Suspension of Redemption Rights                            30     Information About Your Account

11.  Tax-Sheltered Retirement Plans                             31     Tax-Sheltered Retirement Plans

12.  Exchange Privilege                                         31     Exchanging Shares

13.  Performance Information                                    31     Berger Small Company Growth Fund; Financial Highlights
                                                                       for the Fund

14.  Additional Information                                     32     Organization of the Fund; Special Fund Structure

     Financial Information                                      36     Financial Highlights for the Fund

                                  INTRODUCTION

                  The Fund described in this SAI is a mutual fund, or open-end, management investment company. The Fund is a diversified fund.


1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus describes the investment objective of the Fund and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases in which the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities that are convertible into common stock when the Fund's adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories".

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The adviser's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of Berger Financial Group LLC, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (d) provides periodic reports to participants; and (e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  If the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Fund's adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The liquidity of the Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Fund bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, the Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the Fund's adviser, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. The Fund currently is permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, the Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price but also wished to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has eliminated the ability to defer recognition of gain or loss in short sales against the box, and accordingly it is not anticipated that the Fund will be engaging in these transactions unless there are further legislative changes.

                  HEDGING TRANSACTIONS. The Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation or, in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options that the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  Futures Contracts Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  The Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. The Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although the Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when the Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated, and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although the Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, the Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not exactly match the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

                  Options on Futures Contracts. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, the Fund may buy a call option on a futures contract to hedge against a market advance, and the Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. The Fund may also enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                  The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when the Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction."

This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (f) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  TEMPORARY DEFENSIVE MEASURES. Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force the Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. The annual portfolio turnover rates of the Fund have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Fund anticipates that its portfolio turnover rate may exceed 100%, and investment changes in the Fund will be made whenever the investment manager deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains and, possibly, increased taxable distributions to investors. The Fund's brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation. The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without an investor vote. There can be no assurance that the Fund's investment objective will be realized.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without investor vote.

                  The following fundamental restrictions apply to the Berger Small Company Growth Fund. The Fund may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, the Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investments.

                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations.

          MICHAEL OWEN, 210 University Boulevard, Suite 800, Denver, CO 80206,
                  DOB: 1937. Dean of Zayed University (since September 2000). Formerly self-employed as a financial and management consultant, and in real estate development (from June 1999 to September 2000). Dean (from 1993 to June 1999), and a member of the Finance faculty (from 1989 to 1993), of the College of Business, Montana State University. Formerly, Chairman and Chief Executive Officer of Royal Gold, Inc. (mining) (1976 to
                  1989). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         * JACK R. THOMPSON, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger Financial Group LLC (formerly Berger LLC). Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment adviser) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the Janus Aspen Funds from May 1993 through June 1995.

           DENNIS E. BALDWIN, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President, Baldwin Financial Counseling (since July 1991). Formerly, Vice President and Denver Office Manager of Merrill Lynch Capital Markets (1978 to 1990). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           KATHERINE A. CATTANACH, 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1945. Managing Principal (since September
                  1987), Sovereign Financial Services, Inc. (investment consulting firm). Executive Vice President (1981 to 1988), Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional

                  Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

          PAUL R. KNAPP, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1945. Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent (since October 2000). President of Vermont Western Assurance, Inc., a wholly owned subsidiary of DST Systems (since December
                  2000). Director and Vice President (February 1998 to November
                  2000) of West Side Investments, Inc. (investments), a wholly owned subsidiary of DST Systems, Inc. President, Chief Executive Officer and a director (September 1997 to October
                  2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST). Previously (1991 to October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 to September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988 to 1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

          HARRY T. LEWIS, JR., 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1933. Lewis Investments (since June 1988) (self-employed private investor). Formerly, Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee (1981 to 1988). Director (1995 to March 2002) of J.D. Edwards & Co. (computer software company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

          WILLIAM SINCLAIRE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President (since January 1998), Santa Clara LLC (privately owned agriculture company). President (January 1963 to January 1998), Sinclaire Cattle Co. (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

          ALBERT C. YATES, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1941. President (since 1990), Chancellor and Professor of Chemistry Department of Chemistry, of Colorado State University. Formerly Executive Vice President and Provost (1983 to 1990) Academic Vice President and Provost (1981 to 1983) and Professor of Chemistry (1981 to 1990) of Washington State University. Vice President and University Dean for Graduate Studies and Research and Professor of Chemistry of the University of Cincinnati (1977 to 1981). Director of the Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

          * JAY W. TRACEY CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1954. Executive Vice President of the Berger Funds (since August 2000). Executive Vice President and Chief Investment Officer of Berger Financial Group LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); team portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (from January 2001 through December 2001). Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and team interim portfolio manager (since December 2001) of the Berger New Generation Fund. Formerly, Vice President and Portfolio Manager at Oppenheimer Funds, Inc. (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).

         * PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1958. Vice President (since February
                  2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (since February
                  2001) and team portfolio manager (since January 2001) of the Berger Select Fund. Team portfolio manager (since December
                  2001) of the Berger Mid Cap Growth Fund and interim team portfolio manager (since December 2001) of the Berger New Generation Fund. Vice President of Berger Financial Group LLC (since December 2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with Oppenheimer Funds (from January 1993 through March 1998).

         * STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1968. Vice President (since August
                  2000) and portfolio manager (since June 2000) of the Berger Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June 2000) of the Berger Select Fund. Vice President (since February 2001); portfolio manager (since December 2001) of the Berger Large Cap Growth Fund; and team portfolio manager (from January 2001 through December 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst with Berger Financial Group LLC (from March 1998 to June
                  2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).

         * JANICE M. TEAGUE, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1954. Vice President and Secretary of Bay Isle Financial LLC (since January 2002). Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger Financial Group LLC. Vice President and Secretary with Berger Distributors LLC (since August
                  1998). Formerly, self-employed as a business consultant (from June 1995 through September 1996), Secretary of the Janus Funds (from January 1990 to May 1995) and Assistant Secretary of Janus Capital Corporation from (October 1989 to May 1995).

         * ANDREW J. ISEMAN, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1964. Vice President of the Berger Funds (since March 2001). Vice President (since September 1999) and Chief Operating Officer (since November 2000) of Berger Financial Group LLC. Manager (since September 1999) and Director (June 1999 to September 1999) of Berger Distributors LLC. Vice President-Operations (February 1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998 to February 1999) with DeRemer & Associates (a consulting firm). Vice President-Operations (February 1997 to November 1998) and Director of Research and Development (May 1996 to February
                  1997) of Berger Financial Group LLC.

         * ANTHONY R. BOSCH, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1965. Vice President of Bay Isle Financial LLC (since January 2002). Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger Financial Group LLC. Chief Compliance Officer with Berger Distributors LLC (since September 2001). Formerly, Assistant Vice President of Federated Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

         * BRIAN S. FERRIE, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1958. Vice President of the Berger Funds (since November 1998). Vice President (since February 1997), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial Group LLC. Vice President (since May

                  1996), Treasurer and Chief Financial Officer (since March
                  2001) and Chief Compliance Officer (from May 1996 to September
                  2001) with Berger Distributors LLC. Formerly, Compliance Officer with United Services Advisor, Inc. (from January 1988 to July 1994) and Director of Internal Audit of United Services Funds (from January 1987 to July 1994).

         * JOHN PAGANELLI, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1967. Vice President (since November 1998), Treasurer (since March 2001) and Assistant Treasurer (November 1998 to March 2001) of the Berger Funds. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

         * SUE VREELAND, 210 University Boulevard, Suite 800, Denver, CO 80206, DOB: 1948. Secretary of the Berger Funds (since February 2000). Assistant Secretary of Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from February 1992 to May 1999).

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's adviser.

                   The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                   The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 2001. However, trustees of the Fund who are not "interested persons" of the Fund or its adviser are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

                   The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2001, for each trustee of the Fund:

                                                AGGREGATE COMPENSATION FROM
      NAME AND POSITION          --------------------------------------------------------
      WITH BERGER FUNDS          BERGER SMALL COMPANY GROWTH FUND     ALL BERGER FUNDS(1)
      -----------------          --------------------------------     -------------------

Dennis E. Baldwin(2)                         $ 9,232                       $ 57,984

Louis Bindner(5)                             $ 3,486                       $ 19,234

Katherine A. Cattanach(2)                    $ 9,287                       $ 58,400

Paul R. Knapp(2)                             $ 8,653                       $ 54,234

Harry T. Lewis(2)                            $ 8,653                       $ 54,234

Michael Owen(2)                              $10,752                       $ 67,448

William Sinclaire(2)                         $ 8,653                       $ 54,234

Albert C. Yates(2),(6)                       $ 5,167                       $ 35,000

Jack R. Thompson(2),(3),(4)                  $     0                       $      0

(1) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund, and the Berger Balanced Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $31,960; Lou Bindner $2,499; Katherine A. Cattanach $58,400; William Sinclaire $54,234; Albert C. Yates $17,500.

(2) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(3)  Interested person of Berger Financial Group LLC.

(4) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(5)  Resigned effective March 1, 2001.

(6)  Appointed Trustee effective March 1, 2001.

                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Fund. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, the Fund is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

                   As of December 31, 2001, the officers and trustees of the Fund as a group owned, of record or beneficially, an aggregate of less than 1% of the outstanding shares of the Institutional Shares class and the Fund.

                   The Trust, the Funds' investment adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                 INVESTMENT ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                   Berger Financial Group LLC ("BFG") (formerly Berger LLC), 210 University Boulevard, Suite 800, Denver, Colorado 80206, is the investment adviser to the Fund. BFG is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. BFG also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

                   BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $8.7 billion as of December 31, 2001. BFG is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of BFG, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.

                   Stilwell Financial was previously a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Funds or the adviser to the Funds.

INVESTMENT ADVISORY AGREEMENT

                   Under the Investment Advisory Agreement between the Fund and its adviser, the adviser is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                   Under the Agreement the adviser is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.

                  The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 2001:


                      FUND                                 ADVISER                  INVESTMENT ADVISORY FEE
------------------------------------------------- -------------------------- ---------------------------------------

Berger Small Company Growth Fund                             BFG                             0.82%



                   Investment advisory fees are charged to the Fund according to the following schedule:

                                                      AVERAGE DAILY NET ASSETS                 ANNUAL RATE
                                                         First $500 million                       .85%
      Berger Small Company Growth Fund                   Next $500 million                        .80%
                                                          Over $1 billion                         .75%

                   The Fund's Investment Advisory Agreement will continue in effect until the last day of April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the adviser. The Agreement is subject to termination by the Fund or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

TRADE ALLOCATIONS

                   While investment decisions for the Fund are made independently by the adviser, the same investment decision may be made for the Fund and one or more accounts advised by the adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  BFG has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing in each of the Codes of Ethics for BFG, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or BFG's other advisory clients. Directors and officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described here for BFG and Berger Distributors LLC, the policy subjects directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by BFG and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.

5.                 EXPENSES OF THE FUND

                   In addition to paying an investment advisory fee to its adviser, the Fund pays all of its expenses not assumed by its adviser, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investor meetings, compensation of trustees who are not interested persons of BFG, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

                  Under a separate Administrative Services Agreement with respect to the Fund, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2001, BFG did not charge an administrative fee to the Fund. The administrative services fee may be changed by the trustees without investor approval.

                   The following table shows the cost to the Fund of the previously applicable advisory fee and administrative services fee for the years shown and the amount of such fees waived on account of excess expenses under applicable expense limitations.

                        BERGER SMALL COMPANY GROWTH FUND


     FISCAL YEAR ENDED            INVESTMENT          ADMINISTRATIVE            EXPENSE                TOTAL
       SEPTEMBER 30,           ADVISORY FEE(1)        SERVICE FEE(2)        REIMBURSEMENT(3)
---------------------------- --------------------- --------------------- ----------------------- -------------------

           2001                  $ 8,204,000             $      0              $ (10,000)           $  8,194,000

           2000                  $ 10,140,000            $      0              $ (14,000)           $ 10,126,000

           1999                  $ 5,582,000             $ 62,000              $       0            $  5,644,000

(1) Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from .90% to the following rates of average daily net assets:
     0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.

(2) Effective October 1, 1999, the 0.01% administrative services fee was eliminated.

(3) For the Institutional Share class only, BFG reimburses the Fund to the extent the normal transfer agency and registration expenses of the Institutional Shares exceed .20%.

                   The Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each of the Funds has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. Stilwell owns approximately 33% of the outstanding shares of DST.

                   As recordkeeping and pricing agent, State Street calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

                   State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                   As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Fund's investors; calculates the amount of, and delivers to the Fund's investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Fund at an annual rate of $14.85 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                   All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

OTHER EXPENSE INFORMATION

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by

DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                   The Fund and/or its adviser have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's adviser or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                   The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Fund's Institutional Shares.

6.                 BROKERAGE POLICY

                   Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, BFG as the Fund's adviser is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Fund during the past three fiscal years were as follows:

                              BROKERAGE COMMISSIONS


                                                   FISCAL YEAR ENDED           FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                  SEPTEMBER 30, 2001          SEPTEMBER 30, 2000         SEPTEMBER 30, 1999
--------------------------------------------- ---------------------------- -------------------------- --------------------------

Berger Small Company Growth Fund                      $ 1,267,000                  $ 616,000                  $ 807,000


                   The Investment Advisory Agreement authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser. Accordingly, the adviser does not have an obligation to seek the lowest available commission.

                   In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the adviser. The Fund's adviser may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These include a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                   In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser in the investment decision-making process may be paid for with the Fund's commission dollars. The adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for BFG.

                   BFG does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. BFG may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to BFG's clients, including the Fund. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. BFG then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on BFG's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Fund's brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                   During the fiscal year ended September 30, 2001, of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:


FUND                                                 AMOUNT OF TRANSACTIONS             AMOUNT OF COMMISSIONS
------------------------------------------------ -------------------------------- -----------------------------------

Berger Small Company Growth Fund                          $ 116,072,000                       $ 270,000

                   These brokerage and research services received from brokers are often helpful to BFG in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of BFG's advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to BFG in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by BFG in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to BFG, they are not expected to decrease the expenses that BFG would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by BFG from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                   Included in the brokerage commissions paid by the Fund during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:


                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

                                  DSTS                            DSTS                           DSTS
                              COMMISSIONS     REDUCTION IN    COMMISSIONS    REDUCTION IN     COMMISSIONS    REDUCTION IN
                                  PAID        EXPENSES FYE        PAID       EXPENSES FYE        PAID        EXPENSES FYE
                              FYE 9/30/01        9/30/01      FYE 9/30/00     9/30/00(1)      FYE 9/30/99     9/30/99(1)
                             --------------- --------------- --------------- -------------- ---------------- --------------

   Berger Small Company
   Growth Fund                    $ 0             $ 0             $ 0             $ 0           $ 6,000         $ 4,500

(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

                   The Fund's adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser and its clients; and knowledge of other buyers and sellers. The adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the adviser may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser of the Fund will seek the best execution of each transaction.

7.                 HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                   Minimum Initial Investment                         $250,000

                   Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000.

                   To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                   Berger Funds
                   P.O. Box 219958
                   Kansas City, MO  64121-9958

                   Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                   Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined here.

                   In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to investors who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described here.

                   Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

                   The Fund also offers a Systematic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained online at bergerfunds.com or by calling 1-800-960-8427.

8.                 HOW THE NET ASSET VALUE IS DETERMINED

                   The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

                   The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                   In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                   The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAX
                  TREATMENT

                   This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                   TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                   TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                   In general, net capital gains from assets held by the Fund for more than 12 months will be subject to the applicable long-term capital gains rates and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long an investor has held Fund shares. Assets contributed to the Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                   If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  If a investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if a investor's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

                   TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, such redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of the Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, the Fund will be required to withhold federal income tax at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                  FOREIGN INVESTORS. Foreign investors of the Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The Fund may not suspend the right of redemption, or postpone the day of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.                TAX-SHELTERED RETIREMENT PLANS

                   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.

12.               EXCHANGE PRIVILEGE

                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes.

                  An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-960-8427. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                   The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                   The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                   All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                                     n
                                             P(1 + T)  = ERV

                  Where P = a hypothetical initial payment of $1,000 T = the average annual total return n = the number of years ERV = the ending redeemable value of a hypothetical $1,000 payment made at the
                                   beginning of the period).

                  All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS

                   Shares of the Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares and the Institutional Shares class of the Fund covered in this Statement of Additional Information was established. The Institutional Shares class of the Fund commenced investment operations on October 16, 1999. Performance data for the Institutional Shares include periods prior to the commencement of investment operations of the Institutional Shares class on that date, and therefore reflect a 0.25% per year 12b-1 fee applicable to the Investor Shares that is not paid by the Institutional Shares. Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS

                   The average annual total return for the Fund for various periods ending September 30, 2001, are shown on the following table:


FUND                                                1-YEAR        3-YEAR       5-YEAR       10-YEAR    LIFE OF FUND

Berger Small Company Growth Fund(1)                (59.03)%       7.30%         1.83%         N/A             9.90%
                                                                                                         (since 12/30/93)

(1) Performance data reflects a 0.25% 12b-1 fee not paid by the Institutional Shares.

14.                ADDITIONAL INFORMATION

FUND ORGANIZATION

                   The Fund is a separate series of the Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust established under the Delaware Business Trust Act. The Fund was established on August 23, 1993. The name "Berger Small Company Growth Fund(R)" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in a separate Prospectus and Statement of

Additional Information, and the Fund commenced offering the class known as Institutional Shares covered in this Statement of Additional Information.

                   The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is one of eight series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund currently has two classes of shares, although others may be added in the future.

                   Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                   DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, investors of the Fund will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                   In order to protect investors from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been a investor, and that the Trust shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                   As a result, the risk of an investor of the Fund incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to investors of the Fund is therefore remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of investors for liabilities of the Trust or the Fund.

                   CORPORATE GOVERNANCE INFORMATION PERTAINING TO THE FUND. The Fund is not required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If investors owning at least 10% of the outstanding shares of the Trust so request, a special investors' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a trustee.

                   Investors of the Fund and, when applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                   Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                   Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions that may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

                   Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

MORE INFORMATION ON SPECIAL MULTI-CLASS FUND STRUCTURE

                   The Fund currently has divided its shares into two classes of shares, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate Prospectus and SAI. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

                    Subject to the Trust's Trust Instrument and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL INVESTORS

                   Insofar as the management of the Fund is aware, as of December 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Institutional Shares class of the Fund, except for the following:


OWNER                                                                                      PERCENTAGE
-----                                                                              ----------------------------
Charles Schwab & Co. Inc. ("Schwab")                                                         51.37%
101 Montgomery Street
San Francisco, CA  94104-4122

Sheldon & Co.                                                                                15.93%
C/O National City Bank
PO Box 94484
Cleveland, OH  44101-4484

Leonard Strear                                                                                8.92%
Strear Family Foundation
6825 E. Tennessee #235
Denver, CO  80224-1630

Herbert L. Wittow Tr.                                                                         6.83%
4600 S. Ulster Street, Ste 660
Denver, CO  80237-2872

Southwest Securities Inc.                                                                     5.25%
FBO Sisk Charitable Trust
PO Box 509002
Dallas, TX  75250-9002

Kenneburt & Co.                                                                               5.22%
PO Box 12365
Birmingham, AL  35202-2365

                   As of December 31, 2001, Schwab owned of record 24.41% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Fund is one outstanding series.

                   Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Fund as nominee for the benefit of its clients or customers.

DISTRIBUTION

                   Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                   The Fund and the Distributor are parties to a Distribution Agreement that continues through April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

                   The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

                   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 2000 tax return.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2001 income tax return.

FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

Year-End Financial Statements

                  The following financial statements are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 2001, in each case along with the Report of Independent Accountants thereon dated November 7, 2001.

                  Schedule of Investments as of September 30, 2001

                  Statement of Assets and Liabilities as of September 30, 2001

                  Statement of Operations for the Year Ended September 30, 2001

                  Statements of Changes in Net Assets for the Years Ended September 30, 2001 and 2000

                  Notes to Financial Statements, September 30, 2001

                  Financial Highlights for each of the periods indicated

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P) (sometimes referred to as "junk bonds"). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's adviser deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. \\PIKE\shared\Registration Statements\SCG FUND\B January 2000 SCG Institutional SAI.doc

                       BERGER INFORMATION TECHNOLOGY FUND
                 (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                              INSTITUTIONAL SHARES



                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-960-8427



                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Information Technology Fund (the "Fund") -- Institutional Shares, dated January 29, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-259-2820.

                  This SAI is about the class of shares of the Fund designated as Institutional Shares. Institutional Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals, who are willing to maintain a minimum account balance of $250,000. Shares of the Fund may be offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. Institutional Shares are also made available for purchase and dividend reinvestment in the account of all holders of Institutional Shares who received their shares in the Fund's reorganization in July 1999.

                  The Fund is the successor to the InformationTech 100(R) Fund, which was reorganized into the Fund effective July 2, 1999.

                  The financial statements of the Fund for the fiscal year ended September 30, 2001, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2001 Annual Report to Shareholders dated September 30, 2001.

                  A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820.




                             DATED JANUARY 29, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                             PAGE     CROSS-REFERENCES TO RELATED
SECTION                                                       NO.     DISCLOSURES IN PROSPECTUS
-------                                                      -----    ---------------------------

    Introduction                                                1     Contents

1.  Investment Strategies and Risks of the Fund                 1     Berger Information Technology Fund; The Fund's Goal and
                                                                      Principal Investment Strategies; Principal Risks; Investment
                                                                      Techniques, Securities and Associated Risks

2.  Investment Restrictions                                    13     Berger Information Technology Fund; Investment Techniques,
                                                                      Securities and the Associated Risks

3.  Management of the Fund                                     14     Berger Information Technology Fund; Organization of the Fund

4.  Investment Adviser                                         19     Berger Information Technology Fund; Organization of the Fund

5.  Expenses of the Fund                                       22     Berger Information Technology Fund; Financial Highlights for
                                                                      the Fund; Organization of the Fund

6.  Brokerage Policy                                           24     Berger Information Technology Fund; Organization of the Fund

7.  How to Purchase and Redeem Shares In the Fund              26     To Open an Account or Purchase Shares; Selling (Redeeming)
                                                                          Shares

8.  How the Net Asset Value is Determined                      27     Your Share Price

9.  Income Dividends, Capital Gains, Distributions             28     Distributions and Taxes
    and Tax Treatment

10. Suspension of Redemption Rights                            29     Information About Your Account

11. Tax-Sheltered Retirement Plans                             30     Tax-Sheltered Retirement Plans

12. Exchange Privilege                                         30     Exchanging Shares

13. Performance Information                                    31     Berger Information Technology Fund; Financial Highlights for
                                                                        the Fund

14. Additional Information                                     32     Organization of the Fund; Special Fund Structures

      Financial Information                                    35     Financial Highlights for the Fund

                                  INTRODUCTION


                  The Fund described in this SAI is a mutual fund, or open-end, management investment company. The Fund is a diversified fund.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus describes the investment objective of the Fund and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Fund will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases in which the ratings assigned by more than one rating agency differ, the Fund will consider the security as rated in the higher category. If nonconvertible securities purchased by the Fund are downgraded to below investment grade following purchase, the trustees of the Fund will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

                  CONVERTIBLE SECURITIES. The Fund may also purchase debt or equity securities that are convertible into common stock when the Fund's adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's adviser. The Fund has no preestablished minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SPECIAL SITUATIONS. The Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  ZEROS/STRIPS. The Fund may invest also in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Fund will not invest in mortgage-backed or other asset-backed securities.

                  SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories".

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                   The adviser's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of Berger Financial Group LLC, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. The Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Fund's investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants, and keeps its own assets separated from the assets of participants; (d) provides periodic reports to participants; and (e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  If the Fund is invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Fund may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund will not purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Fund's adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The liquidity of the Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Fund expects that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund currently does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by the Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

                  When the Fund purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

                  LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

                  The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Fund bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, the Fund retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the Fund's adviser, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.

                  SHORT SALES. The Fund currently is permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, the Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the

Internal Revenue Code. However, federal tax legislation has eliminated the ability to defer recognition of gain or loss in short sales against the box, and accordingly it is not anticipated that the Fund will be engaging in these transactions unless there are further legislative changes.

                  HEDGING TRANSACTIONS. Although it has historically not done so, the Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk caused by market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Fund is not required to hedge. Decisions regarding hedging are subject to the adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the adviser considers pertinent.

                  A hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire. Use of these instruments by the Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation or, in the case of a call option written by the Fund, may exceed the premium received for the option. However, the Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by the Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  Following is additional information concerning the futures, forwards and options that the Fund may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, the Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  Futures Contracts. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  The Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. The Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although the Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when the Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated, and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market.

Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although the Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, the Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not exactly match the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

                  Options on Futures Contracts. The Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, the Fund may buy a call option on a futures contract to hedge against a market advance, and the Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund currently intends that it will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. The Fund may also enter into a forward currency contract with respect to a currency when the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another limits the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

                  The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. The Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when the Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  Options on Securities and Securities Indices. The Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when the Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If the Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only when a secondary market exists for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (a) there may be insufficient trading interest in certain options, (b) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (d) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (e) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when the Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  The Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. The Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if the Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect, the Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  TEMPORARY DEFENSIVE MEASURES. Although the Fund reserves the right to take temporary defensive measures, it is the intention of the Fund to remain fully invested at all times. The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force the Fund to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of the Fund are shown in the Financial Highlights table included in the Prospectus. Investment changes in the Fund will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. In addition, portfolio turnover for the Fund may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Fund. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of the Fund, although sales of certain stocks will lead to realization of gains and, possibly, increased taxable distributions to investors. The Fund's brokerage policy is discussed further under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Fund is capital appreciation. The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without an investor vote. There can be no assurance that the Fund's investment objective will be realized.

                  The Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Fund are described in the Prospectus.

                  In addition, the Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Fund present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the trustees without investor vote.

                  The following fundamental restrictions apply to the Berger Information Technology Fund. The Fund may not:

                  1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

                  The trustees have adopted additional non-fundamental investment restrictions for the Fund. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's trustees hire the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations.

           MICHAEL OWEN, 210 University Boulevard, Suite 800, Denver, CO 80206,
                  DOB: 1937. Dean of Zayed University (since September 2000). Formerly self-employed as a financial and management consultant, and in real estate development (from June 1999 to September 2000). Dean (from 1993 to June 1999), and a member of the Finance faculty (from 1989 to 1993), of the College of Business, Montana State University. Formerly, Chairman and Chief Executive Officer of Royal Gold, Inc. (mining) (1976 to
                  1989). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

       *   JACK R. THOMPSON, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger Financial Group LLC (formerly Berger LLC). Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment adviser) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the Janus Aspen Funds from May 1993 through June 1995.

           DENNIS E. BALDWIN, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President, Baldwin Financial Counseling (since July 1991). Formerly, Vice President and Denver Office Manager of Merrill Lynch Capital Markets (1978 to 1990). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           KATHERINE A. CATTANACH, 210 University Boulevard, Suite 800,
                  Denver, CO 80206, DOB: 1945. Managing Principal (since September 1987), Sovereign Financial Services, Inc. (investment consulting firm). Executive Vice President (1981 to 1988), Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           PAUL R. KNAPP, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1945. Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent (since October 2000). President of Vermont Western Assurance, Inc., a wholly owned subsidiary of DST Systems (since December
                  2000).

                  Director and Vice President (February 1998 to November 2000) of West Side Investments, Inc. (investments), a wholly owned subsidiary of DST Systems, Inc. President, Chief Executive Officer and a director (September 1997 to October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST). Previously (1991 to October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 to September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988 to 1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           HARRY T. LEWIS, JR., 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1933. Lewis Investments (since June 1988) (self-employed private investor). Formerly, Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee (1981 to 1988). Director (1995 to March 2002) of J.D. Edwards & Co. (computer software company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           WILLIAM SINCLAIRE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President (since January 1998), Santa Clara LLC (privately owned agriculture company). President (January 1963 to January 1998), Sinclaire Cattle Co. (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           ALBERT C. YATES, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1941. President (since 1990), Chancellor and Professor of Chemistry Department of Chemistry, of Colorado State University. Formerly Executive Vice President and Provost (1983 to 1990) Academic Vice President and Provost (1981 to 1983) and Professor of Chemistry (1981 to 1990) of Washington State University. Vice President and University Dean for Graduate Studies and Research and Professor of Chemistry of the University of Cincinnati (1977 to 1981). Director of the Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

       *   JAY W. TRACEY CFA, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1954. Executive Vice President of the Berger Funds (since August 2000). Executive Vice President and Chief Investment Officer of Berger Financial Group LLC (since June
                  2000). Portfolio manager of the Berger Growth Fund (since August 2000); team portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (from January 2001 through December 2001). Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and team interim portfolio manager (since December 2001) of the Berger New Generation Fund. Formerly, Vice President and Portfolio Manager at Oppenheimer Funds, Inc. (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).

       *   PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1958. Vice President (since February 2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (since February 2001) and team portfolio manager (since January 2001) of the Berger Select Fund. Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and interim team portfolio manager (since December 2001) of the Berger New Generation Fund. Vice President of Berger Financial Group LLC (since December

                  2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with Oppenheimer Funds (from January 1993 through March 1998).

       *   STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1968. Vice President (since August 2000) and portfolio manager (since June 2000) of the Berger Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June 2000) of the Berger Select Fund. Vice President (since February 2001); portfolio manager (since December 2001) of the Berger Large Cap Growth Fund; and team portfolio manager (from January 2001 through December 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst with Berger Financial Group LLC (from March 1998 to June
                  2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).

       *   JANICE M. TEAGUE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1954. Vice President and Secretary of Bay Isle Financial LLC (since January 2002). Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger Financial Group LLC. Vice President and Secretary with Berger Distributors LLC (since August
                  1998). Formerly, self-employed as a business consultant (from June 1995 through September 1996), Secretary of the Janus Funds (from January 1990 to May 1995) and Assistant Secretary of Janus Capital Corporation from (October 1989 to May 1995).

       *   ANDREW J. ISEMAN, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1964. Vice President of the Berger Funds (since March 2001). Vice President (since September 1999) and Chief Operating Officer (since November 2000) of Berger Financial Group LLC. Manager (since September 1999) and Director (June 1999 to September 1999) of Berger Distributors LLC. Vice President-Operations (February 1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998 to February 1999) with DeRemer & Associates (a consulting firm). Vice President-Operations (February 1997 to November 1998) and Director of Research and Development (May 1996 to February
                  1997) of Berger Financial Group LLC.

       *   ANTHONY R. BOSCH, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1965. Vice President of Bay Isle Financial LLC (since January 2002). Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger Financial Group LLC. Chief Compliance Officer with Berger Distributors LLC (since September 2001). Formerly, Assistant Vice President of Federated Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

       *   BRIAN S. FERRIE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1958. Vice President of the Berger Funds (since November 1998). Vice President (since February 1997), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial Group LLC. Vice President (since May 1996), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from May 1996 to September 2001) with Berger Distributors LLC. Formerly, Compliance Officer with United Services Advisor, Inc. (from January 1988 to July
                  1994) and Director of Internal Audit of United Services Funds (from January 1987 to July 1994).

       *   JOHN PAGANELLI, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1967. Vice President (since November 1998), Treasurer (since March 2001) and Assistant Treasurer

                  (November 1998 to March 2001) of the Berger Funds. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

       *     SUE VREELAND, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1948. Secretary of the Berger Funds (since February 2000). Assistant Secretary of Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from February 1992 to May 1999).

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and/or of the Fund's adviser.

  The trustees of the Fund have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                   The officers of the Fund received no compensation from the Fund during the fiscal year ended September 30, 2001. However, trustees of the Fund who are not "interested persons" of the Fund or its adviser are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Fund nor the trustees receive any form of pension or retirement benefit compensation from the Fund.

                   The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2001, for each trustee of the Fund:


         NAME AND POSITION
         WITH BERGER FUNDS                                    AGGREGATE COMPENSATION FROM
         -----------------                  -------------------------------------------------------------------------

                                            BERGER INFORMATION TECHNOLOGY FUND                   ALL BERGER FUNDS(1)
                                            ----------------------------------                   --------------------

       Dennis E. Baldwin(2)                              $ 694                                        $ 57,984

       Louis Bindner(5)                                  $ 304                                        $ 19,234

       Katherine A. Cattanach(2)                         $ 698                                        $ 58,400

       Paul R. Knapp(2)                                  $ 653                                        $ 54,234

       Harry T. Lewis(2)                                 $ 653                                        $ 54,234

       Michael Owen(2)                                   $ 811                                        $ 67,448

       William Sinclaire(2)                              $ 653                                        $ 54,234

       Albert C. Yates(2),(6)                            $ 350                                        $ 35,000

       Jack R. Thompson(2),(3),(4)                       $   0                                        $      0

(1) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund, and the Berger Balanced Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $31,960; Lou Bindner $2,499; Katherine A. Cattanach $58,400; William Sinclaire $54,234; Albert C. Yates $17,500.

(2) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(3)  Interested person of Berger Financial Group LLC.

(4) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(5)  Resigned effective March 1, 2001.

(6)  Appointed Trustee effective March 1, 2001.

                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Fund. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustee for this purpose. Pursuant to an SEC exemptive order, the Fund is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.

                   As of December 31, 2001, the officers and trustees of the Fund as a group owned, of record or beneficially, an aggregate of less than 1% of the outstanding shares of the Institutional Shares class and the Fund.

                   The Trust, the Funds' investment adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                 INVESTMENT ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                   Berger Financial Group LLC ("BFG") (formerly Berger LLC), 210 University Boulevard, Suite 800, Denver, Colorado 80206, is the investment adviser to the Fund. BFG is responsible for managing the investment operations of the Fund and the composition of its investment portfolio. BFG also acts as the Fund's administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

                   BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $8.7 billion as of December 31, 2001. BFG is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of BFG, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Fund's transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.

                  Stilwell Financial was previously a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Funds or the adviser to the Funds.

BAY ISLE FINANCIAL CORPORATION

                  Prior to December 31, 2001, Bay Isle Financial LLC (formerly Bay Isle Financial Corporation), 160 Sansome Street, 17th Floor, San Francisco, California 94104, served as the investment sub-adviser for the Berger Information Technology Fund. Effective December 2001, BFG acquired all of the outstanding shares of Bay Isle Financial Corporation. Bay Isle Financial LLC ("Bay Isle") is now a subsidiary of BFG. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment adviser or sub-adviser to mutual funds, institutional investors and individual separate accounts. Previously, Bay Isle served as investment adviser to the Berger Information Technology Fund (originally known as the InformationTech 100(R)
Fund) from its inception in April 1997 until July 1999, when the InformationTech 100(R) Fund was reorganized into the Berger Information Technology Fund with investor approval. At that time, Bay Isle became the investment sub-adviser to the Fund under a Sub-Advisory Agreement between BFG as adviser and Bay Isle as sub-adviser. The Sub-Advisory Agreement was terminated effective December 31, 2001.

                  In addition to its other activities, Bay Isle maintains the InformationWeek(R) 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. InformationWeek(R) is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff, President of Bay Isle, also writes articles on investments for InformationWeek magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS

                   Under the Investment Advisory Agreement between the Fund and its adviser, the adviser is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. The Investment Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                   Under the Agreement the adviser is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.

                   The following schedule reflects the advisory fees charged to the Fund for the fiscal year ended September 30, 2001:


             FUND                                          ADVISER                  INVESTMENT ADVISORY FEE
             ----                                          -------                  -----------------------

Berger Information Technology Fund                           BFG                           0.85%(1)

(1) Under a written contract, the Fund's investment adviser waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Institutional Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets attributable to the Institutional Shares for that fiscal year. The contract also provides that the adviser will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Institutional Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Institutional Shares and the other class of the Fund on the basis of net assets attributable to each such class.

                   Investment advisory fees are charged to the Fund according to the following schedule:


                 FUND                                      ADVISER              INVESTMENT ADVISORY FEE
                 ----                                      -------              -----------------------


Berger Information Technology Fund                           BFG             0.85% of the first $500 million
                                                                             0.80% of the next $500 million
                                                                             0.75% in excess of $1 billion

                   The Fund's Investment Advisory Agreement will continue in effect until the last day of April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the adviser. The Agreement is subject to termination by the Fund or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

                   Prior to December 31, 2001, BFG paid to Bay Isle, as the former sub-adviser of the Fund, an adviser fee at the annual rate of 0.425% for the first $500 million of the Fund's average daily net assets, 0.40% of the next $500 million and 0.375% of any amount in excess of $1 billion. The Sub-Advisory Agreement was terminated December 31,2001.

OTHER ARRANGEMENTS BETWEEN BFG AND BAY ISLE

                   BFG and Bay Isle have formed a joint venture to provide asset management services to certain private accounts.

TRADE ALLOCATIONS

                   While investment decisions for the Fund are made independently by the adviser, the same investment decision may be made for the Fund and one or more accounts advised by the adviser. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the adviser in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. Although in some cases this policy might adversely affect the price paid or received by the Fund or other participating accounts, or the size of the position obtained or liquidated, the adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  BFG has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing in each of the Codes of Ethics for BFG, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or BFG's other advisory clients. Directors and officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described here for BFG and Berger Distributors LLC, the policy subjects directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by BFG and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.

                  Bay Isle Financial LLC has adopted a Code of Ethics that is substantially similar to the Code adopted by BFG.

5.                 EXPENSES OF THE FUND

                   In addition to paying an investment advisory fee to its adviser, the Fund pays all of its expenses not assumed by its adviser, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of investors' meetings, compensation of trustees who are not interested persons of BFG, expenses of printing and distributing reports to investors and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of the Fund. The Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for investors of the Fund.

                   Under a separate Administrative Services Agreement with respect to the Fund, BFG performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2001, BFG did not charge an administrative fee to the Fund. The administrative services fee may be changed by the trustees without investor approval.

                   The following table shows the cost to the Fund of the previously applicable advisory fee and administrative services fee for the years shown and the amount of such fees waived on account of excess expenses under applicable expense limitations. For the Funds that have two classes of shares, each class bears pro rata its share of the Fund's investment advisory fee based on assets.

                       BERGER INFORMATION TECHNOLOGY FUND


      FISCAL YEAR(1)                                                             ADVISORY FEE
          ENDED              INVESTMENT            ADMINISTRATIVE             WAIVER AND EXPENSE
       SEPTEMBER 30,       ADVISORY FEE(2)         SERVICE FEE(3)              REIMBURSEMENT(4)                TOTAL
      -------------        ---------------         --------------             ------------------             ----------

          2001               $ 654,000               $      0                   $       0                    $ 654,000

          2000               $ 849,000               $      0                   $       0                    $ 849,000

          1999               $  97,000               $ 11,000                   $ (47,000)                   $  61,000

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999.

(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the investment advisory fee of 0.90% payable to BFG came into effect. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced from .90% to the following rates of average daily net assets: 0.85% of the first $500 million; 0.80% of the next $500 million and 0.75% in excess of $1 billion.

(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. Effective October 1, 1999, BFG eliminated the 0.01% administrative fee charged to the Fund.

(4) Prior to the reorganization referenced in note (1), the Fund's prior adviser had voluntarily agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's expenses did not exceed 1.50%. During 1998, in addition to waiving its entire advisory fee and reimbursing the Fund for the entire administrative service fee, the Fund's prior adviser reimbursed the Fund for $59,000 of additional expenses in order to meet the applicable expense limitation. As part of the reorganization, the current expense limitation arrangements came into effect with BFG, which are described in note (2) to the table appearing above under the heading "Investment Advisory Agreements."

                   The Fund has appointed State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each of the Funds has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. Stilwell owns approximately 33% of the outstanding shares of DST.

                   As recordkeeping and pricing agent, State Street calculates the daily net asset value of the Fund and performs certain accounting and recordkeeping functions required by the Fund. The Fund pays State Street a monthly asset-based fee for such services. State Street is also reimbursed for certain out-of-pocket expenses.

                   State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Fund's securities and cash, and receive and remit the income thereon as directed by the management of the Fund. The custodian and subcustodians do not perform any managerial or policy-making functions for the Fund. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                   As transfer agent and dividend disbursing agent, DST maintains all investor accounts of record; assists in mailing all reports, proxies and other information to the Fund's investors; calculates the amount of, and delivers to the Fund's investors, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Fund at an annual rate of $14.85 per open Fund investor account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                   All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Fund. Earnings credits received by the Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information

OTHER EXPENSE INFORMATION

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                   The Fund and/or its adviser have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's adviser or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                   The Fund's adviser may also enter into arrangements with organizations that solicit clients for the adviser, which may include clients who purchase shares of the Fund. While the specific terms of each arrangement may differ, generally the fee paid by the adviser under such arrangements is based on the value of the referred client's assets managed by the adviser. None of the fees paid to such organizations will be borne by the Fund.

DISTRIBUTOR

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Fund's Institutional Shares.

6.                 BROKERAGE POLICY

                   Although the Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, BFG as the Fund's adviser is directed to place the portfolio transactions of the Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement.

                   The brokerage commissions paid by the Fund were as follows:


                FISCAL YEAR (PERIOD ENDED)                                   BROKERAGE COMMISSIONS
                --------------------------                                   ---------------------

                           2001                                                    $ 61,000

                           2000                                                    $ 41,000(1)

                           1999                                                    $  4,000(1)

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions for 1998 were paid by the Fund's predecessor for the fiscal year ended February 28, 1999. Brokerage commissions for 1999 were paid by the Fund for the period March 1, 1999 to September 30, 1999.

                   The Investment Advisory Agreement authorizes and directs the adviser to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Agreement specifically authorizes the adviser to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the adviser. Accordingly, the adviser does not have an obligation to seek the lowest available commission.

                   In accordance with this provision of the Agreement, portfolio brokerage business of the Fund may be placed with brokers who provide useful brokerage and research services to the adviser. During the Fund's fiscal year ended February 28, 1999, brokerage was placed by the Fund's then adviser Bay Isle, and none of the brokerage commissions paid by the Fund were paid to brokers who provided to the Fund such brokerage or research services. Currently, however, the Fund's brokerage is placed by BFG, the Fund's adviser, which may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings that furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends and portfolio strategies. Research may be provided orally, in print or electronically. These include a service used by the independent trustees of the Fund in reviewing the Investment Advisory Agreement.

                   In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the adviser will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the adviser in the investment decision-making process may be paid for with the Fund's commission dollars. The adviser pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for BFG.

                   BFG does not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. BFG may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to BFG's clients, including the Fund. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. BFG then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on BFG's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Fund's brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                   During the fiscal year ended September 30, 2001, of the brokerage commissions paid by the Fund, the following amounts were paid to brokers who provided to the Fund selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Fund:


                     FUND                                  AMOUNT OF TRANSACTIONS             AMOUNT OF COMMISSIONS
                     ----                                  ----------------------             ---------------------

      Berger Information Technology Fund                         $ 9,328,000                         $ 16,000


                   These brokerage and research services received from brokers are often helpful to BFG in performing its investment advisory responsibilities to the Fund, and the availability of such services from brokers does not reduce the responsibility of BFG's advisory personnel to analyze and evaluate the securities in which the Fund invests. The brokerage and research services obtained as a result of the Fund's brokerage business also will be useful to BFG in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by BFG in rendering investment advice to the Fund. Although such brokerage and research services may be deemed to be of value to BFG, they are not expected to decrease the expenses that BFG would otherwise incur in performing its investment advisory services for the Fund nor will the advisory fees that are received by BFG from the Fund be reduced as a result of the availability of such brokerage and research services from brokers.

                   The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                  Included in the brokerage commissions paid by the Fund during the fiscal year ended September 30, 2001, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce the Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS


                             DSTS        REDUCTION IN        DSTS        REDUCTION IN         DSTS        REDUCTION IN
                         COMMISSIONS       EXPENSES       COMMISSIONS      EXPENSES        COMMISSIONS      EXPENSES
                             PAID            FYE             PAID             FYE             PAID             FYE
                         FYE 9/30/01      9/30/01(1)      FYE 9/30/00      9/30/00(1)      FYE 9/30/99     9/30/99(1)
                         -----------     -------------    -----------    ------------      ------------   ------------

 Berger Information          $ 0              $ 0             $ 0              $ 0            $ 0(2)            $ 0
 Technology Fund


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999. Accordingly, amounts for the fiscal year ended February 28, 1999 were paid by the Fund's predecessor. Amounts shown for FYE 9/30/99 cover the period of March 1, 1999 to September 30, 1999.

                   The Fund's adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the adviser and its clients; and knowledge of other buyers and sellers. The adviser selects the broker for each order based on the factors stated, as well as the size, difficulty and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the adviser may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the adviser of the Fund will seek the best execution of each transaction.

7.                 HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                   Minimum Initial Investment                          $250,000

                   Institutional Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for Institutional Shares of the Fund is $250,000. (This requirement is not applicable to investor accounts opened prior to the Fund's reorganization in July 1999, since those accounts met the initial investment minimum in effect for the Fund at the time those accounts were opened.)

                   To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                   Berger Funds
                   P.O. Box 219958
                   Kansas City, MO  64121-9958

                   Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                   Additional investments may be made at any time by mail, telephone (1-800-960-8427) or online (bergerfunds.com) at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

                   In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to investors who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from the Fund as described here.

                   Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and online are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

                   As described in the Prospectus, the Fund is intended as a long-term investment, and not as a short-term trading vehicle. Therefore, the Fund will deduct a 1% redemption fee from an investor's redemption proceeds if the investor redeems Fund shares held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor.

                   The Fund also offers a Systematic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained online at bergerfunds.com or by calling 1-800-960-8427.

8.                 HOW THE NET ASSET VALUE IS DETERMINED

                   The net asset value of the Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year.

                   The per share net asset value of the Institutional Shares is determined by dividing the Institutional Shares' pro rata portion of the total value of the Fund's securities and other assets, less the Institutional Shares' pro rata portion of the Fund's liabilities and the liabilities attributable to the Institutional Shares, by the total number of Institutional Shares outstanding. Since net asset value for the Fund is calculated by class, and since the Institutional Shares and each other class of the Fund has its own expenses, the per share net asset value of the Fund will vary by class.

                   In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Fund will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                   The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.                 INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAX
                   TREATMENT

                   This discussion summarizes certain U.S. federal income tax issues relating to the Fund. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                   TAX STATUS OF THE FUND. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                   TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                   In general, net capital gains from assets held by the Fund for more than 12 months will be subject to the applicable long-term capital gains rates and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long an investor has held Fund shares. Assets contributed to the Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                   If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  If an investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if a investor's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

                   TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, such redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                   INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the fund makes an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                   If the Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of the Fund holding PFIC shares may differ substantially as compared with a fund that did not invest in PFIC shares.

                   INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Fund's investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to gain or loss that could affect the Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If the Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                   BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, the Fund will be required to withhold federal income tax at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                   FOREIGN INVESTORS. Foreign investors of the Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

10.                SUSPENSION OF REDEMPTION RIGHTS

                   The Fund may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund.

                   The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.                TAX-SHELTERED RETIREMENT PLANS

                   The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820, or write to The Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.

12.                EXCHANGE PRIVILEGE

                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. As described in the Prospectus, the Fund will deduct a 1% exchange fee from an investor's exchange proceeds if the investor exchanges out shares of the Fund held less than 6 months. This fee is paid to the Fund and is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor.

                   An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-960-8427. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.                PERFORMANCE INFORMATION

                   From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                   The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                   The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                   All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                                     n
                                             P(1 + T) = ERV

                  Where P = a hypothetical initial payment of $1,000 T = the average annual total return n = the number of years ERV = the ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the period).

                   All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS

                   The Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100(R) Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund. The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization.

                   Total return of the Institutional Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

                   The average annual total returns for the Fund for the periods shown ending September 30, 2001 are as follows:


                                                                                                     LIFE OF FUND
                                                            1-YEAR              3-YEAR             (APRIL 8, 1997)
                                                           --------            --------           -----------------

    Berger Information Technology Fund -                   (71.48)%              4.82%                13.92%
    Institutional Shares

14.                ADDITIONAL INFORMATION

FUND ORGANIZATION

                   The Fund is a separate series of the Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust established under the Delaware Business Trust Act. The Fund was established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100(R) Fund. The InformationTech 100(R) Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100(R) Fund was then reorganized into the Fund in a transaction that became effective on July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund.

                   The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Fund is one of eight series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. The Fund currently has two classes of shares, although others may be added in the future.

                   Shares of the Fund are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                   DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, investors of the Fund will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                   In order to protect investors from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been a investor, and that the Trust shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                   As a result, the risk of an investor of the Fund incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to investors of the Fund is therefore remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of investors for liabilities of the Trust or the Fund.

                   CORPORATE GOVERNANCE INFORMATION PERTAINING TO THE FUND. The Fund is not required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If investors owning at least 10% of the outstanding shares of the Trust so request, a special investors' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a trustee.

                   Investors of the Fund and, when applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                   Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                   Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions that may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that investors of any class of the Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the investor ceases to be eligible to purchase or hold shares of the original class or becomes eligible to purchase shares of a different class, by reason of a change in the investor's status under the conditions of eligibility in effect for such class at that time. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

                   Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.

MORE INFORMATION ON SPECIAL MULTI-CLASS FUND STRUCTURE

                   The Fund currently has divided its shares into two classes of shares, the Institutional Shares covered by this SAI and the Investor Shares offered through a separate Prospectus and SAI. The Fund implemented its multi-class structure by adopting a Rule 18f-3 Plan under the 1940 Act permitting it to issue its shares in classes. The Fund's Rule 18f-3 Plan governs such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Investor Shares are available to the general public and bear a 0.25% 12b-1 fee. Information concerning Investor Shares is available from the Fund at 1-800-333-1001.

                    Subject to the Trust's Trust Instrument and any other applicable provisions, the trustees of the Trust have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

PRINCIPAL INVESTORS

                   Insofar as the management of the Fund is aware, as of December 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Institutional Shares class of the Fund, except for the following:


                 OWNER                                                                PERCENTAGE HELD
                 -----                                                                ---------------

       Charles Schwab & Co., Inc.                                                           71.02%
       101 Montgomery Street
       San Francisco, CA 94104

       Myron Du Bain Tr                                                                     5.71%
       160 Sansome Street, 17th Floor
       San Francisco, CA 94104

                   In addition, as of December 31, 2001, Schwab owned of record 18.83% of the Investor Shares class of the Fund, which together with its Institutional Shares, constitute 39.56% of the Fund's total outstanding shares. Also as of December 31, 2001, Schwab owned of record 24.41% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Fund is one outstanding series.

                   In addition, Bay Isle has advised the Trust that, as of December 31, 2001, it had voting discretion over approximately 35.27% of the Fund's Institutional Shares class (14.02% of the Fund's outstanding shares) in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.

                   Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Fund as nominee for the benefit of its clients or customers.

DISTRIBUTION

                   Berger Distributors LLC, as the Fund's Distributor, is the principal underwriter of the Fund's shares. The Distributor is a wholly owned subsidiary of BFG. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                   The Fund and the Distributor are parties to a Distribution Agreement that continues through April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Fund and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by BFG for its costs in distributing Fund shares.

OTHER INFORMATION

                   The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Fund of which this Statement of Additional Information is a part. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                   Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Fund.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 2000 tax return.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2001 income tax return.

FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

Year-End Financial Statements

                  The following financial statements are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 2001, in each case along with the Report of Independent Accountants thereon dated November 7, 2001.

                  Schedule of Investments as of September 30, 2001

                  Statement of Assets and Liabilities as of September 30, 2001

                  Statement of Operations for the Year Ended September 30, 2001

                  Statements of Changes in Net Assets for the Years Ended September 30, 2001 and 2000

                  Notes to Financial Statements, September 30, 2001

                  Financial Highlights for each of the periods indicated

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         The Fund may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P) (sometimes referred to as "junk bonds"). However, the Fund will not purchase any security in default at the time of purchase. The Fund will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Fund's percentage limits for investments rated below investment grade, unless the Fund's adviser deems such securities to be the equivalent of investment grade. If securities purchased by the Fund are downgraded following purchase or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Fund, in consultation with the Fund's adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            BERGER INTERNATIONAL FUND
                   (A SERIES OF BERGER WORLDWIDE FUNDS TRUST)




                       STATEMENT OF ADDITIONAL INFORMATION
                        INVESTOR SERVICES: 1-800-551-5849




                  This Statement of Additional Information ("SAI") about the Berger International Fund (the "Fund"), a series of the Berger Worldwide Funds Trust (the "Trust"), is not a prospectus. It relates to the Prospectus describing the Fund, dated January 29, 2002, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217-5005, or calling 1-800-333-1001.

                  The Fund is an open-end management investment company organized as a diversified series of the Trust. UNLIKE MANY OTHER MUTUAL FUNDS THAT DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE BERGER INTERNATIONAL PORTFOLIO (THE "PORTFOLIO"). Accordingly, the investment performance of the Fund will derive from the investment performance of the Portfolio. The Portfolio is an open-end management investment company and a diversified series of a separate trust known as the Berger Worldwide Portfolios Trust ("Worldwide Portfolios"). The Portfolio's investment objective and policies are identical to those of the Fund. The Portfolio is advised by Berger Financial Group LLC ("BFG" or the "adviser") (formerly Berger LLC), which has delegated daily portfolio management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "sub-adviser").

                  The financial statements of the Fund for the fiscal year ended September 30, 2001, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2001 Annual Report to Shareholders dated September 30, 2001.

                  A copy of that Annual Report is available, without charge, upon request, by calling 1-800-333-1001.





                             DATED JANUARY 29, 2002

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS

                                                              PAGE   CROSS-REFERENCES TO RELATED
SECTION                                                        NO.   DISCLOSURES IN PROSPECTUS
-------                                                       ----   -------------------------
     Introduction                                              1     Table of Contents

1.   Investment Strategies and Risks of the Fund               1     Principal Investment Strategies; Principal Risks;
                                                                     Investment Techniques, Securities and the Associated
                                                                     Risks

2.   Investment Restrictions                                   8     Investment Techniques, Securities and the Associated
                                                                     Risks

3.   Management of the Fund                                   10     Organization of the Fund

4.   Investment Adviser and Sub-Adviser                       14     Organization of the Fund

5.   Expenses of the Fund                                     17     Organization of the Fund; Financial Highlights for the
                                                                     Fund

6.   Brokerage Policy                                         21     Organization of the Fund

7.   How to Purchase and Redeem Shares in the Fund            22     To Open an Account or Purchase Shares; Selling
                                                                     (Redeeming) Shares

8.   How the Net Asset Value is Determined                    23     Your Share Price

9.   Income Dividends, Capital Gains, Distributions           24     Distributions and Taxes
     and Tax Treatment

10.  Suspension of Redemption Rights                          26     Information About Your Account

11.  Tax-Sheltered Retirement Plans                           26     Tax-Sheltered Retirement Plans

12.  Exchange Privilege and Systematic                        29     Exchanging Shares; Selling (Redeeming) Shares
     Withdrawal Plan

13.  Performance Information                                  30     Financial Highlights for the Fund

14.  Additional Information                                   31     Organization of the Fund; Special Fund Structure

     Financial Information                                    35     Financial Highlights for the Fund

                                  INTRODUCTION


                  The Berger International Fund is a mutual fund, or an open-end, management investment company. The Fund is a diversified fund. The investment objective of the Fund is long-term capital appreciation. This is also the investment objective of the Portfolio in which the Fund invests all of its investable assets. The Fund does not invest to provide current income, although some income may be produced while managing the Portfolio.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus discusses the investment objective of the Fund and the Portfolio and the principal investment strategies employed to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Portfolio will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases in which the ratings assigned by more than one rating agency differ, the Portfolio will consider the security as rated in the higher category. If nonconvertible securities purchased by the Portfolio are downgraded to below investment grade following purchase, the trustees of Worldwide Portfolios, in consultation with the sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Portfolio. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Portfolio will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Portfolio could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Portfolio.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories".

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal investors. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's investors. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The sub-adviser's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4. Under the IPO allocation procedures of BFG, the Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

                  FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Portfolio. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature and to political systems that can be expected to have less stability than developed countries. The Portfolio's investments may include American Depositary Receipts
(ADRs). The Portfolio may also invest in European Depositary Receipts (EDRs), which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which the Portfolio invests may be considered passive foreign investment companies (PFICs), which are described in greater detail below.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (a) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (b) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (c) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (d) provides periodic reports to participants; and (e) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation; the quality of its services, its financial strength, and insurance or indemnification arrangements; the extent and quality of regulation and independent examination of the depository; its standing in published ratings; its internal controls and other procedures for safeguarding investments; and any related legal proceedings.

                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Portfolio will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  Since the Portfolio will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Portfolio may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), investors will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9.

                  HEDGING TRANSACTIONS. As described in the Prospectus, the Portfolio is authorized to make limited commitments in certain foreign currency forward contracts, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value (in foreign currency or U.S. dollar terms) of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. The utilization of forwards is also subject to policies and procedures that may be established by the trustees from time to time. In addition, the Portfolio is not required to hedge. Decisions regarding hedging are subject to the sub-adviser's judgment of the cost of the hedge, its potential effectiveness and other factors the sub-adviser considers pertinent.

                  A hedging transaction may partially protect the Portfolio from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Portfolio's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire. Use of these instruments by the Portfolio involves the potential for a loss that may exceed the Portfolio's initial commitment to a forward contract. However, the Portfolio is permitted to use forwards for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Portfolio is attempting to hedge, such as a portion or all of its exposure to equity securities denominated in a particular currency. To help ensure that the Portfolio will be able to meet its obligations under forward contracts entered into by the Portfolio, the Portfolio will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Portfolio utilizing forward contracts are: (a) losses resulting from market movements not anticipated by the Portfolio; (b) possible imperfect correlation between movements in the prices of forwards and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular contract at any particular time; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

                  Any utilization of forwards or any other hedging technique (investing, for example, in futures or options) is subject to policies and procedures that may be established and changed by the trustees from time to time without investor vote. Currently, the Portfolio is authorized to utilize forward contracts only for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Portfolio to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Portfolio would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the adviser or sub-adviser may be required to obtain bank regulatory approval before the Portfolio engages in futures and options transactions. The following information should be read in conjunction with the information concerning the Portfolio's investment in forwards and the risks of such investments contained in the Prospectus.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the asset at the time of delivery. The Portfolio currently intends that the only forward contracts or commitments that it might use are forward foreign currency exchange contracts and that it may use such contracts solely for hedging purposes, although the Portfolio may enter into additional forms of forward contracts or commitments in the future for hedging purposes if they become available and advisable in light of the Portfolio's objective and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized, exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Portfolio's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Portfolio may enter into forward currency contracts with aggregate stated contract values of up to the value of the Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Portfolio also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge"). The Portfolio may also enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward foreign currency exchange contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Portfolio's currency exposure from one foreign currency to another limits the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

                  The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the

Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts may be restricted. The Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets. In addition, when the Portfolio enters into a privately negotiated forward contract with a counterparty, the Portfolio assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Portfolio intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Portfolio becomes unacceptably high.

                  CONVERTIBLE SECURITIES. The Portfolio may also purchase debt or equity securities that are convertible into common stock when the sub-adviser believes they offer the potential for a higher total return than nonconvertible securities. Although fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities that the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the sub-adviser. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Portfolio are downgraded following purchase, or if other circumstances cause 20% or more of the Portfolio's assets to be invested in convertible securities rated below investment grade, the trustees of Worldwide Portfolios, in consultation with the sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SECURITIES OF SMALLER COMPANIES. The Portfolio may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies because smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  LENDING OF PORTFOLIO SECURITIES. As discussed in the Prospectus, the Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

                  The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the

Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Portfolio will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by Worldwide Portfolio's trustees.

                  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio is authorized to invest in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Portfolio may not purchase any security, the purchase of which would cause the Portfolio to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Portfolio's net assets to be invested in illiquid securities, the trustees of Worldwide Portfolios, in consultation with the sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Portfolio's sub-adviser will determine whether securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (a) the frequency of trades and quotes for the security; (b) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is a means of investing cash for a short period. A repurchase agreement is an agreement under which the Portfolio acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument.

                  In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the

Portfolio's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the sub-adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) but involve certain risks, such as credit risk to the Portfolio if the other party defaults on its obligation and the Portfolio is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may automatically be stayed and delayed. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Portfolio expects that these risks can be controlled through careful monitoring procedures.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Portfolio may invest in securities of companies with limited operating histories. The Portfolio considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  SPECIAL SITUATIONS. The Portfolio may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or that enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or that are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. However, the Portfolio does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into but in no event later than 90 days. However, no payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction.

                  When the Portfolio purchases securities on a when-issued basis, it will maintain, in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitments.

                  TEMPORARY DEFENSIVE MEASURES. Although the Portfolio reserves the right to take temporary defensive measures, it is the intention of the Portfolio to remain fully invested at all times. The Portfolio may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Portfolio's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or sub-adviser believes market, economic or political conditions warrant a temporary defensive position. In addition, certain unusual circumstances may force the Portfolio to temporarily depart from the investment requirement implied by its name. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Portfolio could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Portfolio might have been able to participate in if it had remained more fully invested.

                  PORTFOLIO TURNOVER. The portfolio turnover rate of the Portfolio is shown in the Financial Highlights table in the Prospectus. In pursuit of the Portfolio's investment objective, the sub-adviser continuously monitors the Portfolio's investments and makes portfolio changes whenever changes in investment themes, the fundamentals of any portfolio company or the price of any portfolio security indicate to the sub-adviser that more attractive alternatives exist or that the Portfolio's investment objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Portfolio due to economic, market or other factors that are not within the control of management.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Portfolio and the Fund is long-term capital appreciation.

                  The Fund has adopted an investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund.

                  All other fundamental and non-fundamental investment policies and restrictions of the Fund and the Portfolio in which all the Fund's investable assets are invested are identical. Therefore, although the following investment restrictions refer to the Portfolio and the trustees of Worldwide Portfolios, they apply equally to the Fund and the trustees of the Trust.

                  The Portfolio has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without an investor vote. The principal policies and strategies used by the Portfolio are described in the Prospectus.

                  In addition, the Portfolio has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (a) 67% or more of the voting securities of the Portfolio present at a meeting of investors thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its investors and will cast its votes as instructed by the investors. Non-fundamental restrictions may be changed in the future by action of the trustees without investor vote.

                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without an investor vote. The non-fundamental investment restrictions include the following:

                  1. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  4. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  5. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  6. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information that includes their principal occupations during the past five years and other principal business affiliations.

           MICHAEL OWEN, 210 University Boulevard, Suite 800, Denver, CO 80206,
                  DOB: 1937. Dean of Zayed University (since September 2000). Formerly self-employed as a financial and management consultant, and in real estate development (from June 1999 to September 2000). Dean (from 1993 to June 1999), and a member of the Finance faculty (from 1989 to 1993), of the College of Business, Montana State University. Formerly, Chairman and Chief Executive Officer of Royal Gold, Inc. (mining) (1976 to
                  1989). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

       *   JACK R. THOMPSON, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger Financial Group LLC (formerly Berger LLC). Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment adviser) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the Janus Aspen Funds from May 1993 through June 1995.

           DENNIS E. BALDWIN, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President, Baldwin Financial Counseling (since July 1991). Formerly, Vice President and Denver Office Manager of Merrill Lynch Capital Markets (1978 to 1990). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           KATHERINE A. CATTANACH, 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1945. Managing Principal (since September
                  1987), Sovereign Financial Services, Inc. (investment consulting firm). Executive Vice President (1981 to 1988), Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           PAUL R. KNAPP, 210 University Boulevard, Suite 800, Denver, CO 80206,
                  DOB: 1945. Executive

                  Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Funds' transfer agent (since October 2000). President of Vermont Western Assurance, Inc., a wholly owned subsidiary of DST Systems (since December 2000). Director and Vice President (February 1998 to November 2000) of West Side Investments, Inc. (investments), a wholly owned subsidiary of DST Systems, Inc. President, Chief Executive Officer and a director (September 1997 to October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST). Previously (1991 to October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 to September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988 to 1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           HARRY T. LEWIS, JR., 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1933. Lewis Investments (since June 1988) (self-employed private investor). Formerly, Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee (1981 to 1988). Director (1995 to March 2002) of J.D. Edwards & Co. (computer software company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           WILLIAM SINCLAIRE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1928. President (since January 1998), Santa Clara LLC (privately owned agriculture company). President (January 1963 to January 1998), Sinclaire Cattle Co. (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

           ALBERT C. YATES, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1941. President (since 1990), Chancellor and Professor of Chemistry Department of Chemistry, of Colorado State University. Formerly Executive Vice President and Provost (1983 to 1990) Academic Vice President and Provost (1981 to 1983) and Professor of Chemistry (1981 to 1990) of Washington State University. Vice President and University Dean for Graduate Studies and Research and Professor of Chemistry of the University of Cincinnati (1977 to 1981). Director of the Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

       *   JAY W. TRACEY CFA, 210 University  Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1954. Executive Vice President of the Berger Funds (since August 2000). Executive Vice President and Chief Investment Officer of Berger Financial Group LLC (since June
                  2000). Portfolio manager of the Berger Growth Fund (since August 2000); team portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (from January 2001 through December 2001). Team portfolio manager (since December 2001) of the Berger Mid Cap Growth Fund and team interim portfolio manager (since December 2001) of the Berger New Generation Fund. Formerly, Vice President and Portfolio Manager at Oppenheimer Funds, Inc. (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).

       *   PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1958. Vice President (since February 2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (since February 2001) and team portfolio manager (since January 2001) of the Berger Select Fund. Team portfolio manager (since December 2001) of the Berger

                  Mid Cap Growth Fund and interim team portfolio manager (since December 2001) of the Berger New Generation Fund. Vice President of Berger Financial Group LLC (since December 2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with Oppenheimer Funds (from January 1993 through March 1998).

       *   STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 800, Denver,
                  CO 80206, DOB: 1968. Vice President (since August 2000) and portfolio manager (since June 2000) of the Berger Balanced Fund. Vice President (since August 2000) and team portfolio manager (since June 2000) of the Berger Select Fund. Vice President (since February 2001); portfolio manager (since December 2001) of the Berger Large Cap Growth Fund; and team portfolio manager (from January 2001 through December 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst with Berger Financial Group LLC (from March 1998 to June
                  2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).

       *   JANICE M. TEAGUE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1954. Vice President and Secretary of Bay Isle Financial LLC (since January 2002). Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger Financial Group LLC. Vice President and Secretary with Berger Distributors LLC (since August
                  1998). Formerly, self-employed as a business consultant (from June 1995 through September 1996), Secretary of the Janus Funds (from January 1990 to May 1995) and Assistant Secretary of Janus Capital Corporation from (October 1989 to May 1995).

       *   ANDREW J. ISEMAN, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1964. Vice President of the Berger Funds (since March 2001). Vice President (since September 1999) and Chief Operating Officer (since November 2000) of Berger Financial Group LLC. Manager (since September 1999) and Director (June 1999 to September 1999) of Berger Distributors LLC. Vice President-Operations (February 1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998 to February 1999) with DeRemer & Associates (a consulting firm). Vice President-Operations (February 1997 to November 1998) and Director of Research and Development (May 1996 to February
                  1997) of Berger Financial Group LLC.

       *   ANTHONY R. BOSCH, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1965. Vice President of Bay Isle Financial LLC (since January 2002). Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger Financial Group LLC. Chief Compliance Officer with Berger Distributors LLC (since September 2001). Formerly, Assistant Vice President of Federated Investors, Inc. (December 1996 through May 1999), and Attorney with the U.S. Securities and Exchange Commission (June 1990 through December 1996).

       *   BRIAN S. FERRIE, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1958. Vice President of the Berger Funds (since November 1998). Vice President (since February 1997), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial Group LLC. Vice President (since May 1996), Treasurer and Chief Financial Officer (since March 2001) and Chief Compliance Officer (from May 1996 to September 2001) with Berger Distributors LLC. Formerly, Compliance Officer with United Services Advisor, Inc. (from January 1988 to July
                  1994) and Director of Internal Audit of United Services Funds (from January 1987 to July 1994).

       *   JOHN PAGANELLI, 210 University Boulevard, Suite 800, Denver, CO
                  80206, DOB: 1967. Vice

                  President (since November 1998), Treasurer (since March 2001) and Assistant Treasurer (November 1998 to March 2001) of the Berger Funds. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

       *   SUE VREELAND, 210 University Boulevard, Suite 800, Denver, CO 80206,
                  DOB: 1948. Secretary of the Berger Funds (since February
                  2000). Assistant Secretary of Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund Administration for Janus Capital Corporation (from February 1992 to May 1999).

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and of the Portfolio's adviser or sub-adviser.

                  The trustees of the Trust have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                  Officers of the Trust receive no compensation from the Trust. However, trustees of the Trust who are not interested persons of the Portfolio's adviser or sub-adviser, who are also trustees of Worldwide Portfolios, are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Trust nor the trustees receive any form of pension or retirement benefit compensation from the Trust.

                  The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2001, for each trustee of the Trust and of the other Berger Funds.

      NAME AND POSITION
      WITH BERGER FUNDS                       AGGREGATE COMPENSATION FROM
      -----------------          -------------------------------------------------------
                                 BERGER INTERNATIONAL FUND(1)        ALL BERGER FUNDS(2)
                                 ----------------------------        -------------------
Dennis E. Baldwin(3)                        $ 2,652                        $57,984

Louis Bindner(6)                            $   896                        $19,234

Katherine A. Cattanach(3)                   $ 2,670                        $58,400

Paul R. Knapp(3)                            $ 2,480                        $54,234

Harry T. Lewis(3)                           $ 2,480                        $54,234

Michael Owen(3)                             $ 3,084                        $67,448

William Sinclaire(3)                        $ 2,480                        $54,234

Albert C. Yates(3),(7)                      $ 1,584                        $35,000

Jack R. Thompson(3),(4),(5)                 $     0                        $     0

(1) Trustee compensation is paid by Worldwide Portfolios to its trustees and borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

(2) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Mid Cap

     Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund, and the Berger Balanced Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $31,960; Lou Bindner $2,499; Katherine A. Cattanach $58,400; William Sinclaire $54,234; Albert C. Yates $17,500.

(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(4)  Interested person of Berger Financial Group LLC.

(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(6)  Resigned effective March 1, 2001.

(7)  Appointed Trustee effective March 1, 2001.

                  Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Worldwide Portfolios Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, Worldwide Portfolios is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. Worldwide Portfolios' obligation to make payments of deferred fees under the plan is a general obligation of Worldwide Portfolios.

                  As of December 31, 2001, the officers and trustees of the Fund as a group owned, of record or beneficially, 1.04% of the outstanding shares of the Fund. When combined with the outstanding shares of the Berger International CORE Fund and International Equity Fund, officers and trustees of the Trust as a group owned of record an aggregate of less than 1% of the outstanding shares of the Trust.

                  The Trust, the Funds' investment adviser, sub-adviser and principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds in certain circumstances. The Codes of Ethics are described fully under Restrictions on Personal Trading in Section 4 of this SAI.

4.                INVESTMENT ADVISER AND SUB-ADVISER

BERGER FINANCIAL GROUP LLC - INVESTMENT ADVISER

                  The investment adviser to the Portfolio is Berger Financial Group LLC ("BFG" or the "adviser") (formerly Berger LLC), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The adviser oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Portfolio's sub-adviser and is responsible for furnishing general business management and administrative services to the Portfolio.

                  BFG is a Nevada Limited Liability Company, and has been in the investment advisory business since 1974. It serves as investment adviser or sub-adviser to mutual funds and institutional investors and had assets under management of approximately $8.7 billion as of December 31, 2001. BFG is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns approximately 89.5% of BFG, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), a publicly traded company. Stilwell also owns approximately 33% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company, which acts as the Fund's sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer.

                  Stilwell Financial was previously a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Fund or the adviser to the Fund.

BBOI WORLDWIDE LLC - INVESTMENT ADVISER

                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, Colorado 80206, a joint venture between BFG and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as adviser and administrator to the Portfolio. Effective May 12, 2000, the Berger International Portfolio entered into a new advisory agreement with BFG replacing BBOI Worldwide LLC as the Fund's investment adviser and administrator, and BBOI was subsequently dissolved. BFG is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-adviser.

SUB-ADVISER

                  As permitted in its Investment Advisory Agreement with the Portfolio, the adviser has delegated day-to-day portfolio management responsibility to Bank of Ireland Asset Management (U.S.) Limited (the "sub-adviser" or "BIAM"). As sub-adviser, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich CT 06830. BIAM is an indirect wholly owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM, which serves primarily institutional clients in the United States and Canada. As of September 30, 2001, Bank of Ireland and its affiliates managed $42.6 billion in assets for clients worldwide.

                  Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

                  Under the Investment Advisory Agreement between the adviser and Berger Worldwide Portfolios Trust with respect to the Portfolio, the adviser oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the sub-adviser and is responsible for furnishing general business management and administrative services to the Portfolio. Under the Investment Advisory Agreement for the Portfolio, the adviser is compensated for its services to the Portfolio by the payment of a fee in accordance with the following schedule:

                                    AVERAGE DAILY NET ASSETS       ANNUAL RATE
                                    ------------------------       -----------
Berger International Portfolio         First $500 million            .85%
                                       Next $500 million             .80%
                                        Over $1 billion              .75%

                  The following schedule reflects the advisory fees charged to the Portfolio for the fiscal year ended September 30, 2001:

             FUND                        ADVISER        INVESTMENT ADVISORY FEE
             ----                        -------        -----------------------
Berger International Portfolio            BFG                   0.85%

                  The Fund bears a pro rata portion of the fee paid by the Portfolio to the adviser. The Investment Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  Under a written agreement, the Portfolio's adviser waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.

                  The Investment Advisory Agreement will continue in effect until April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the adviser. The Agreement is subject to termination by the Portfolio or the adviser on 60 days' written notice and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreement between the adviser and the sub-adviser, the adviser has delegated day-to-day portfolio management responsibility to the sub-adviser. The sub-adviser manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. The Portfolio pays no fees directly to the sub-adviser. The sub-adviser will receive from the adviser a fee at the annual rate of 0.45% for the first $50 million of the Fund's average daily net assets, 0.40% of the next $50 million and 0.30% of any amount in excess of $100 million. During certain periods, the sub-adviser may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the adviser. The Sub-Advisory Agreement provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  The Sub-Advisory Agreement will continue in effect until the last day of April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the adviser or the sub-adviser. The Sub-Advisory Agreement is subject to termination by the Portfolio, the adviser or the sub-adviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

TRADE ALLOCATIONS

                  Investment decisions for the Portfolio and other accounts advised by the sub-adviser are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investment decisions may be appropriate for the Portfolio and one or more such accounts. If the Portfolio and other accounts advised by the sub-adviser are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Portfolio and each participating account pursuant to procedures adopted by the Portfolio's sub-adviser. Although in some cases this policy might adversely affect the price paid or received by the Portfolio or other participating accounts, or the size of the position obtained or liquidated, the sub-adviser will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

                  BFG has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size or total equity assets.

                  The key criterion for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if BFG believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.

RESTRICTIONS ON PERSONAL TRADING

                  BFG, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Funds, in accordance with a policy regarding personal investing in each of the Codes of Ethics for BFG, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds or BFG's other advisory clients. Directors and officers of BFG and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

                  In addition to the pre-clearance requirements described here for BFG and Berger Distributors LLC, the policy subjects directors and officers of BFG, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by BFG and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.

                  BIAM has adopted a Code of Ethics that permits its directors, officers and employees to purchase and sell securities for their own accounts, including securities that may be held or acquired by the Berger International Fund. BIAM's Code of Ethics restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM is required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

5.                EXPENSES OF THE FUND

                  The Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Portfolio, since all of the investable assets of the Fund are invested in the Portfolio. Expenses of the Portfolio include, among others, its pro rata share of the expenses of Worldwide Portfolios of which the Portfolio is a series, such as: expenses of registering Worldwide Portfolios with securities authorities; the compensation of its Independent Trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of Worldwide Portfolios; legal fees; and insurance premiums of Worldwide Portfolios. Expenses of the Portfolio also include, among others, the fees payable to the adviser under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio);

custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                  Under a written agreement, the Portfolio's adviser waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.

                  Expenses of the Fund include, among others, its pro rata share of the expenses of the Trust, such as expenses of meetings of the investors of the Trust. Expenses of the Fund also include, among others, taxes imposed on the Fund; the fee payable to the adviser under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.

Service Arrangements for the Fund

                  Under an Administrative Services Agreement with the Fund, BFG serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. Berger is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to investors of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to investors of the Fund. Under the Administrative Services Agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of (a) 0.45% of its average daily net assets, or (b) Berger's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by Berger), plus an additional 0.02% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred pursuant to the Administrative Services Agreement. In addition, in the event that Berger's duties under the Administrative Services Agreement are delegated to another party, Berger may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties. Prior to May 12, 2000 BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  Also prior to May 12, 2000, under a Sub-Administration Agreement then in effect between BBOI Worldwide and BFG, Berger was delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by BFG. Under the Sub-Administration Agreement, BFG was paid a fee of 0.25% of the Fund's average daily net assets for its services. During certain periods, BFG voluntarily waived all or a portion of its fee, which did not affect the fee paid by the Fund to BBOI Worldwide.

                  The Fund and/or its adviser may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, investor communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's adviser may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                  State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, State Street has been appointed to serve as the Portfolio's custodian. The Fund has appointed

DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, as its transfer agent and dividend-disbursing agent. Stilwell owns approximately 33% of the outstanding shares of DST. The fees of BFG, State Street and DST are all paid by the adviser.

Service Arrangements for the Portfolio

                  Under the Investment Advisory Agreement between the adviser and the Portfolio, in addition to providing advisory services, the adviser is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. The adviser is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to BFG as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services. Prior to May 12, 2000, BBOI Worldwide served as the Fund's Administrator, in which capacity it was responsible for providing these services. The Portfolio has appointed State Street as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed State Street as its custodian. The Portfolio has appointed DST to serve as its transfer agent. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to State Street based on a percentage of its net assets, subject to certain minimums, and reimburses State Street for certain out-of-pocket expenses.

                  The following table shows the total dollar amounts of advisory fees paid by the Portfolio to BFG or BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. The investment advisory fee is paid by the Portfolio and is borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                         BERGER INTERNATIONAL PORTFOLIO

      FISCAL YEAR ENDED              INVESTMENT(1)                ADVISORY FEE
        SEPTEMBER 30,                 ADVISORY FEE                   WAIVER                       TOTAL
      -----------------              -------------                ------------                 ----------
            2001                       $2,444,000                   $      0                   $2,444,000

            2000                       $2,816,000                   $      0                   $2,816,000(2)

            1999                       $2,010,000                   $(17,000)                  $1,993,000

(1)  Advisory fees prior to May 12, 2000 were paid to BBOI Worldwide.

(2) Under the investment advisory agreement in effect prior to May 12, 2000, the Portfolio paid an advisory fee totaling $1,715,000 at an annual rate of 0.90% of its average daily net assets to BBOI Worldwide. Effective May 12, 2000, the investment advisory fee charged to the Portfolio by BFG was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.

                  In addition, the Fund paid BFG or BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

                            BERGER INTERNATIONAL FUND

                  FISCAL YEAR ENDED
                     SEPTEMBER 30            ADMINISTRATIVE SERVICE FEE(1)
                  -----------------          -----------------------------
                        2001                           $77,000

                        2000                           $95,000(2)

                        1999                           $87,000

(1)  Administrative service fees prior to May 12, 2000 were paid to BBOI
     Worldwide.

(2) Under the administrative services agreement in effect prior to May 12, 2000, the Fund paid to BBOI Worldwide an administrative services fee totaling $56,000.

                   All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio are disclosed on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

12b-1 PLANS

                   Each of the Funds has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to BFG of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

                   The expenses paid by BFG may include, but are not limited to:

         -- payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;

         -- payments made to and expenses of other persons (including employees of BFG) who are engaged in or provide support services in connection with the distribution of Fund shares, such as answering routine telephone inquiries and processing investor requests for information;

         -- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) paid to securities dealers, financial institutions and other organizations that render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;

         -- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

         -- costs of printing and distributing prospectuses and reports to prospective investors of Fund shares;

         -- costs involved in preparing, printing and distributing sales literature for Fund shares;

         -- costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of a Fund relating to Fund shares that BFG deems advisable;

         -- and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

                   Such 12b-1 fee payments are to be made by each Fund to BFG with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by BFG in such year; that is, if the distribution expenditures incurred by BFG are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by BFG, and if the distribution expenditures incurred by BFG are more than the total of such payments, the excess is not to be reimbursed to BFG by the Fund.

                   From time to time a Fund may engage in activities that jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by BFG, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. BFG allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

                  The current 12b-1 Plans will continue in effect until the end of April 2002 and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without investor approval.

                  For the fiscal year ended September 30, 2001, $89,000 was paid to BFG pursuant to the Plan.

OTHER EXPENSE INFORMATION

                  The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

DISTRIBUTOR

                  The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 800, Denver, Colorado 80206. The Distributor may be reimbursed by BFG for its costs in distributing the Fund's shares.

6.                BROKERAGE POLICY

                  Although the Portfolio retains full control over its own investment policies, the sub-adviser is authorized to place the portfolio transactions of the Portfolio. A report on the placement of brokerage business is given to the trustees of Worldwide Portfolios every quarter, indicating the brokers with whom portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Portfolio during the past three fiscal years were as follows:

                         BROKERAGE COMMISSIONS

                                      FISCAL YEAR ENDED        FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     SEPTEMBER 30, 2001       SEPTEMBER 30, 2000         SEPTEMBER 30, 1999
                                     ------------------       ------------------         ------------------
BERGER INTERNATIONAL PORTFOLIO(1)         $ 317,000                $ 244,000                 $ 155,000

(1) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                  The Investment Advisory Agreement that the Portfolio has with the adviser and the Sub-Advisory Agreement between the adviser and the sub-adviser authorizes and directs portfolio transactions for the Portfolio to be placed only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the sub-adviser is specifically authorized to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the sub-adviser.

                  In accordance with these provisions, the sub-adviser may place portfolio brokerage business of the Portfolio with brokers who provide useful research services to the sub-adviser. Such services could include computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, broker and other third-party equity research, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services.

                  Any brokerage and research services the sub-adviser may receive from brokers could be helpful to the sub-adviser in performing its investment advisory responsibilities to the Portfolio, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of the sub-adviser's advisory personnel to analyze and evaluate the securities in which the Portfolio invests. Any brokerage and research services obtained as a result of the Portfolio's brokerage business may also be useful to the sub-adviser in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the sub-adviser in rendering investment advice to the Portfolio. Although such brokerage and research services may be deemed to be of value to the sub-adviser, they are not expected to decrease the expenses that the sub-adviser would otherwise incur in performing its investment advisory services for the Portfolio nor will the fee that is received by the sub-adviser from the adviser or the advisory fee received by the adviser from the Portfolio be reduced as a result of the availability of such brokerage and research services from brokers.

                  If the sub-adviser determines that any such brokerage or research service has a mixed use, such that it also serves functions that do not assist the sub-adviser in the investment decision-making process or otherwise benefits the Portfolio or the Fund, the sub-adviser may allocate the costs of such service accordingly. Only that portion of the service that the sub-adviser determines will assist it in the investment decision-making process or will otherwise benefit the Portfolio or the Fund may be paid for by the placement of the Portfolio's brokerage business. The decision whether and how to allocate the costs of such service presents a conflict of interest for the sub-adviser.

                  The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of BFG due to the ownership interest of Stilwell in both DST and BFG.

                  The Portfolio's sub-adviser places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research; coverage of major companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the sub-adviser and its clients; and knowledge of other buyers and sellers. The sub-adviser selects the broker for each order based on the factors above, as well as the size, difficulty, and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the sub-adviser may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the sub-adviser will seek the best execution of each transaction.

7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

                  MINIMUM INITIAL INVESTMENTS:
                           Regular investment                            $2,500
                           Low Minimum Investment Plan                   $   50
                           IRA                                           $  500
                  MINIMUM SUBSEQUENT INVESTMENTS:
                           Regular investment                            $   50
                           Regular systematic investment                 $   50
                           Low Minimum Investment Plan
                           (required monthly systematic investments)     $   50

                  To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121-9958

                  If an investor is adding to an existing account that has electronic funds transfer privileges, shares may be purchased online at bergerfunds.com or by telephone to the Funds at 1-800-551-5849. In addition, shares may be purchased by placing an order by telephone to the Funds. In order to make sure that payment for telephone purchase orders is received on time, investors are encouraged to remit payment by wire or by overnight delivery of a check.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to investors who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing an investor's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from a Fund as described here.

                   Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and on-line are described in the Prospectus. The Funds may terminate or modify those procedures and related requirements at any time. BFG may, at its own risk, waive certain of those procedures and related requirements.

                   The Fund also offers a Systematic Investment Plan (minimum $50 per month) and a Systematic Withdrawal Plan (minimum of $50 withdrawn monthly, quarterly, semiannually or annually). Forms for these plans may be obtained online at bergerfunds.com or by calling 1-800-551-5849.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Fund is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding. Since the Fund invests all of its investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio.

                  The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio will be determined by using prices provided by pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Portfolio's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets that may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when investors cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAX
                  TREATMENT

                  This discussion summarizes certain federal income tax issues relating to the Fund and the Portfolio. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, investors are urged to consult with their tax advisers with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND AND THE PORTFOLIO. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to investors. It may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  The Trust anticipates that (a) the Portfolio will be treated for federal income tax purposes as a partnership, and (b) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own an allocable share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service, and to each investor, information about the tax treatment of the investor's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the investors. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the investors, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the investors on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to the applicable long-term capital gains rates and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long an investor has held Fund shares.

                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, an investor's basis in his or her Fund shares will be reduced by that amount.

                  Under the Internal Revenue Code, gains recognized by the Portfolio upon a disposition of assets contributed in-kind to it by the Fund will be specially allocated to the Fund and not to other investors in the Portfolio to the extent of the unrealized appreciation in those assets at the time of their transfer. As a result, investors of the Fund may receive distributions of a greater amount of gains than if the Portfolio had purchased those assets in the open market upon commencement of Fund operations or in a transaction that did not involve contributions of assets in-kind.

                  If a investor has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the investor's address of record or if a investor's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is canceled, and to convert the investor's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.

                  TAX ON REDEMPTIONS OF FUND SHARES. Investors may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the investor's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the investor reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, investors of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Portfolio invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Portfolio to incur tax and IRS interest charges. However, the Portfolio may be eligible to elect one of two alternative tax treatments with respect to PFIC shares that would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to investors of the Portfolio holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Portfolio. If the Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if an investor is subject to backup withholding, the Fund will be required to withhold federal income tax at the applicable rate from distributions to that investor. These payments are creditable against the investor's federal income tax liability.

                  FOREIGN INVESTORS. Foreign investors of the Fund generally will be subject to the applicable U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign investor dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

                  TAX STATUS OF THE BERGER INTERNATIONAL PORTFOLIO. The Berger International Portfolio, in which the Berger International fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The Berger International Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The Fund may not suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable shares for more than seven days except for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining investors, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one investor. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one investor. Should redemptions by any investor during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming investor generally will incur brokerage costs in converting the assets to cash. The redeeming investor may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS

                  The Funds offer several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA, a Coverdell Education Savings Account (formerly the Education IRA) and a 403(b) Custodial Account, a SEP-IRA or SIMPLE IRA for adoption by employers and individuals who wish to participate in such Plans. For information on other types of retirement plans offered by the Funds, please call 1-800-333-1001, or write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS

                  Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains accumulated in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

                  If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your employees' compensation or your earned income. By adopting both the Profit Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

                  If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. State Street serves as trustee of the Plan, for which it charges an annual trustee's fee for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

                  Distributions from the Profit Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser regarding the Plans is recommended. You should also consult with your tax adviser regarding state tax law implications of participation in the Plans.

                  In order to receive the necessary materials to establish a Profit Sharing or Money Purchase Pension Plan, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Berger Funds at 1-800-333-1001.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

                  If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you may be able to provide for your own retirement by adopting an IRA. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to IRA's in general, including increases in contribution limits. As an example, between 2002 and 2008, the individual limit on annual contributions to traditional IRAs is scheduled to gradually rise from $2,000 to $5,000. After 2008, the limits may be adjusted annually for inflation. In addition, individuals aged 50 and older may be able to take advantage of new "catch-up" contributions to IRAs. Catch-up contributions to traditional IRAs may be tax deductible, depending on whether the individual meets certain income restrictions. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                  Generally, if neither you nor your spouse is an active participant in an existing qualified retirement plan or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

                  If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form, which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, State Street will serve as custodian for the Fund and for each Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

                  Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax adviser is recommended. You should also consult with your tax adviser about state taxation of your account.

                  In order to receive the necessary materials to establish an IRA account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

ROTH IRA

                  If you are an individual with compensation or earned income, you may contribute to a Roth IRA, as long as your income does not exceed specified income levels. A Roth IRA is similar in many respects to a traditional IRA, as described above. The Economic Growth and Tax Relief Reconciliation Act of 2001 presents a number of changes related to Roth IRAs, as well as traditional IRAs. The maximum amount you may contribute to a Roth IRA is phased out between specified income levels, and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Generally, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death. For information regarding how these changes may impact you, you should consult a qualified tax or financial professional.

                  Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first-time home purchase, or upon death or disability.

                  An individual with a modified adjusted gross income (AGI) of $100,000 or less (single or joint filing status) may be eligible to roll his or her existing IRA into a Roth IRA. However, the individual may have to pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult a qualified tax or financial professional concerning Roth IRA rollovers.

                   In order to receive the necessary materials to establish a Roth IRA account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

COVERDELL EDUCATION SAVINGS ACCOUNT

                  A parent or legal guardian may open a Coverdell Education Savings Account (formerly the Education IRA) as long as it is established on behalf of a child who is less than 18 years of age at the time of contribution. Contributions up to $2,000 may be made by anyone for the benefit of any one student as long as the contributors' income does not exceed the specified income levels. Like a Roth IRA, the maximum amount you may contribute to a Coverdell Education Savings Account is phased out between specified income levels, and you may not make any contribution at all to a Coverdell Education Savings Account if your income exceeds the maximum income amount.

                  Contributions to a Coverdell Education Savings Account are not deductible for federal income tax purposes, and any amount contributed to a Coverdell Education Savings Account above the maximum of $2,000 for any one student is considered "excess contribution", which is subject to an excise tax.

                  Withdrawals from a Coverdell Education Savings Account are tax free if the amounts withdrawn are made to cover the cost of qualified education expenses of a student who is attending an eligible educational institution, so long as the amount withdrawn in a year does not exceed the qualified education expenses for that year. If the withdrawal does not meet the tax-free requirements, the portion of the account attributable to dividends or gains may be subject to a withdrawal penalty. For more information on Coverdell Education Savings Account withdrawals, please consult a qualified tax or financial professional.

403(b) CUSTODIAL ACCOUNTS

                  If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.

                  If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. You should consult with a qualified tax or financial professional regarding the amount you can contribute. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.

                  Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59 1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions that do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or qualified tax or financial professional regarding the 403(b) Custodial Account is recommended. You should also consult with a qualified tax or financial professional about state taxation of your account.

                  Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. State Street serves as custodian of the 403(b) Custodial Account and for each Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.

                  In order to receive the necessary materials to establish a 403(b) Custodial Account, please write to the Berger Funds, c/o Berger Financial Group LLC, P.O. Box 5005, Denver, CO 80217-5005, or call 1-800-333-1001.

12.               EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

                  Any investor may exchange any or all of the investor's shares in any of the Funds, subject to stated minimums, for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or BFG. BFG is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% exchange fee from an investor's exchange proceeds if the investor exchanges out shares of that Fund held less than 6 months. This fee will not be charged to reinvested dividends and capital gains, certain retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the investor. These fees are paid to the Fund and are intended to discourage investors from short-term trading of share of the Fund, and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. If the investor has purchased shares on different days, shares held the longest will be redeemed first for purposes of determining if a fee is applicable. The Fund may modify, terminate or waive these fees at any time.

                  An exchange of shares may be made by written request, via on-line access or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Investors automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

                  An investor who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the investor at regular intervals by the Fund in which the investor is invested.

                  To establish a Systematic Withdrawal account, the investor deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the investor's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the investor of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

                  Withdrawal payments are not yield or income on the investor's investment, since portions of each payment will normally consist of a return of the investor's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The investor may, of course, make additional deposits of Fund shares in the investor's account at any time.

                  Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax adviser concerning proper tax treatment of the redemption.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, Russell 1000 Growth Index, Russell Mid Cap Growth, Russell 2000 Growth Index, Russell 3000 Growth Index, Russell 2000 Value Index, Russell Mid Cap Value Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly based or blended indices that reflect the market sectors in which that Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:
                                         n
                                 P(1 + T)  = ERV

                  Where    P     =  a hypothetical initial payment of $1,000
                           T     =  the average annual total return
                           n     =  the number of years
                           ERV   =  the ending redeemable value of a
                                    hypothetical $1,000 payment made at the
                                    beginning of the period).

                   All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                  The Portfolio commenced operations in October 1996, upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM has provided day-to-day portfolio management as sub-adviser since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Fund and the Portfolio. Assets from the Pool were transferred on October 11, 1996, to a separate "feeder" fund investing in the Portfolio, which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio (in which the Fund invests all of its investable assets) were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by BFG.

                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940. Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at the time of the transfer to reflect any anticipated increase in fees and expenses for the Fund (that is, adjusted to reflect any anticipated increase in expenses, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio in which all of the investable assets of the Fund are invested).

                  For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2001, and for the period from July 31, 1989 (inception of the Pool) through September 30, 2001, the average annual total returns for the Fund were (28.43)%, 0.51%, 1.46%, 7.53% and 8.15%, respectively.

14.               ADDITIONAL INFORMATION

BERGER WORLDWIDE FUNDS TRUST AND THE FUND

                  The Trust is a Delaware business trust organized on May 31, 1996, under the name Berger/BIAM Worldwide Funds Trust. In May 2000, the Trust changed its name to Berger Worldwide Funds Trust. The Berger International Fund was established on May 31, 1996, as a series of the Trust. The Fund was originally named the Berger/BIAM International Fund and changed its name in May 2000 to the Berger International Fund.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio. Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its investors and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's investors. Fund investors who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's investors who do not vote will be voted by the Fund in the same proportion as the Fund's investors who do, in fact, vote.

                  Under Delaware law, investors of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no investor shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the investors of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect investors from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any investor by reason of being or having been a investor, and that the Trust shall, upon request, assume the defense of any such claim made against such investor for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a Berger International Fund investor incurring financial loss on account of investor liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to investors of the Fund is remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of investors for liabilities of the Trust or the Fund.

BERGER WORLDWIDE PORTFOLIOS TRUST AND THE PORTFOLIO

                  Worldwide Portfolios is also a Delaware business trust organized on May 31, 1996. The Portfolio was established on May 31, 1996, as a series of Worldwide Portfolios. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See Section 13-Performance Information for additional information on the asset transfer.

                  Worldwide Portfolios is authorized to sell unlimited interests in series or portfolios. Currently, the series comprising the Portfolio is the only series established under Worldwide Portfolios, although others may be added in the future. The Delaware law information set forth above with respect to the Trust also applies to Worldwide Portfolios and investors in the Portfolio. Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio.

CORPORATE GOVERNANCE AND OTHER INFORMATION

                  The Fund is not required to hold annual investor meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If investors owning at least 10% of the outstanding shares of the Trust so request, a special investor meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by investors desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Investors of the Fund and, when applicable, the other series of the Trust, generally vote separately on matters relating to those respective series, although they vote together and with the holders of any other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                  Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                  Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions that may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its investors, and may require obtaining investor approval.


MORE INFORMATION ON SPECIAL FUND STRUCTURE

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the Portfolio. The Fund will invest only in the Portfolio, and the Fund's investors will therefore acquire only an indirect interest in the investments of the Portfolio.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences might result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the International Equity Fund (designed for eligible trusts or bank trust departments) which has a minimum balance requirement of $1,000,000, and the Berger International CORE Fund, which has a minimum balance requirement of $250,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's investors. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the investors of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment adviser.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds that have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its investors and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's investors. Fund investors who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's investors who do not vote will be voted by the Fund in the same proportion as the Fund's investors who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.

                  The trustees of the Berger Worldwide Funds Trust and the Berger Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.
 DISTRIBUTION

                  The Distributor is the principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which the Distributor is qualified as a broker-dealer. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Fund. Brian Ferrie, Vice President and Chief Financial Officer of the Distributor, is also Vice President of the Fund. Anthony Bosch, Vice President and Chief Compliance Officer of the Distributor is also Vice President of the Fund. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Fund.

                  The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues through April 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value.

PRINCIPAL INVESTORS

                  Insofar as the management of the Fund is aware, as of December 31, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:

OWNER                                                    PERCENTAGE OF THE FUND
-----                                                    ----------------------
Charles Schwab & Co., Inc. ("Schwab")                            29.90%
101 Montgomery Street
San Francisco, CA 94104

National Investor Services Corporation                            5.33%
55 Water Street, 32nd Flr
New York, NY  10041-0028

National Financial Svcs. Corporation ("Fidelity")                 5.07%
200 Liberty St., Fl. 5
New York NY  10281-5500

                  Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. Schwab is believed to hold its shares of the Funds as nominees for the benefit of its clients.

                  In addition, the following investors own shares of other funds (series) of the Trust constituting more than 5% of the total outstanding shares of the Trust:

OWNER                                     PERCENTAGE OF THE TRUST
-----                                     -----------------------
Charles Schwab & Co., Inc.                          8.69%
101 Montgomery Street
San Francisco, CA 94104

Atlantic Trust Co. NA                               6.37%
Nominee Account
100 Federal St., Fl. 37
Boston, MA 02110

Pell Rudman Trust Co. NA                           10.67%
Nominee Account
100 Federal St., 37th Fl.
Boston, MA 02110

Allmerica Financial                                 7.36%
105 Rosemont Rd.
Westwood, MA 02090-2318

OTHER INFORMATION

                  The Berger Worldwide Funds Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Berger International Fund, of which this SAI is a part. If further information is desired with respect to the Fund or its securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, has acted as counsel for the Trust and the Fund.

INDEPENDENT ACCOUNTANTS

                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 2000 tax return.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2002. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2001 income tax return.

FINANCIAL INFORMATION

                  A copy of the Annual Report referenced below is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

Year-End Financial Statements

                  The following financial statements are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 2001, in each case along with the Report of Independent Accountants thereon dated November 7, 2001.

For the Berger International Fund:

                  Statement of Assets and Liabilities as of September 30, 2001

                  Statement of Operations for the Year Ended September 30, 2001

                  Statements of Changes in Net Assets for the Years Ended

                  September 30, 2001 and 2000 Notes to Financial Statements, September 30, 2001

                  Financial Highlights for each of the periods indicated

For the Berger International Portfolio:

                  Schedule of Investments as of September 30, 2001

                  Statement of Assets and Liabilities as of September 30, 2001

                  Statement of Operations for the Year Ended September 30, 2001

                  Statements of Changes in Net Assets for the Years Ended September 30, 2001 and 2000

                  Ratios/Supplementary Data for each of the periods indicated

                  Notes to Financial Statements, September 30, 2001

                                   APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

         The Portfolio may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Portfolio will not purchase any security in default at the time of purchase. The Portfolio will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers, or in general economic conditions or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Portfolio will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Portfolio's percentage limits for investments rated below investment grade, unless the Portfolio's sub-adviser deems such securities to be the equivalent of investment grade. If securities purchased by the Portfolio are downgraded following purchase or if other circumstances cause the Portfolio to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Portfolio, in consultation with the Portfolio's sub-adviser, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities will decline in value, because credit ratings represent evaluations of the safety of principal, dividend and/or interest payments and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

-------------------------------------------------------------------------------
2002 Annual Report
-------------------------------------------------------------------------------

                                                 Janus Fund

                                                 Janus Fund 2

                                                 Janus Balanced Fund

                                                 Janus Core Equity Fund

                                                 Janus Enterprise Fund

                                                 Janus Global Life Sciences Fund

                                                 Janus Global Technology Fund

                JANUS EQUITY FUNDS               Janus Global Value Fund

                                                 Janus Growth and Income Fund

                                                 Janus Mercury Fund

                                                 Janus Olympus Fund

                                                 Janus Orion Fund

                                                 Janus Overseas Fund

                                                 Janus Special Situations Fund

                                                 Janus Strategic Value Fund

                                                 Janus Twenty Fund

                                                 Janus Venture Fund

                                                 Janus Worldwide Fund


                                                         [LOGO] JANUS

-------------------------------------------------------------------------------

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

-------------------------------------------------------------------------------

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TABLE OF CONTENTS

     Market Overview - Equities ....................................      1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Fund ...............................................      2

          Janus Fund 2 .............................................      7

          Janus Balanced Fund ......................................     10

          Janus Core Equity Fund ...................................     16

          Janus Enterprise Fund ....................................     20

          Janus Global Life Sciences Fund ..........................     24

          Janus Global Technology Fund .............................     27

          Janus Global Value Fund ..................................     31

          Janus Growth and Income Fund .............................     35

          Janus Mercury Fund .......................................     40

          Janus Olympus Fund .......................................     44

          Janus Orion Fund .........................................     48

          Janus Overseas Fund ......................................     51

          Janus Special Situations Fund ............................     56

          Janus Strategic Value Fund ...............................     59

          Janus Twenty Fund ........................................     63

          Janus Venture Fund .......................................     66

          Janus Worldwide Fund .....................................     70

     Statements of Assets and Liabilities ..........................     76

     Statements of Operations ......................................     78

     Statements of Changes in Net Assets ...........................     80

     Financial Highlights ..........................................     85

     Notes to Schedules of Investments .............................     94

     Notes to Financial Statements .................................     97

     Report of Independent Accountants .............................    105

     Explanations of Charts, Tables and Financial Statements .......    106

     Trustees and Officers .........................................    108

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MARKET OVERVIEW - EQUITIES

If any single theme defined the stock market this year it was the tug-of-war between an uncertain economic outlook and a massive liquidity injection by the Federal Reserve.

The period began with the National Bureau of Economic Research confirming what markets had known for months - the U.S. economy was in recession. But by the time economists had certified the current downturn as a bona fide recession, equity markets were already focusing on a return to growth. Stocks, which had recovered nicely from their post-9/11 lows, marched higher in November and December of 2001 in anticipation of what many investors hoped would be a robust economic recovery.

But even as investors were positioning themselves for a return to growth, some observers remained unconvinced. Among the skeptics were Federal Reserve Chairman Alan Greenspan and his fellow policymakers at the Federal Reserve, who by December had cut the federal funds rate twice to a near-historic low of 1.75% and then left it there for the next 11 months in a continuing bid to reinvigorate the economy. In addition to this extremely accommodative monetary stance, the economy received what should have been a powerful lift from a sizable federal tax cut, enormous (and unsustainable) subsidies on auto sales by virtually all the major auto manufacturers and a massive cash injection provided by an unprecedented boom in mortgage refinancing activity - itself inspired by historically low interest rates.

Still, whatever recovery there was remained almost exclusively a consumer-driven phenomenon. In fact, if the Federal Reserve wasn't convinced of the U.S. economy's ability to rally back, neither was corporate America. Given a persistent lack of visibility in the outlook for demand and the lukewarm recovery in corporate profits, business executives remained almost entirely unwilling to invest in new equipment or hire new workers, and by mid-summer the downturn looked dangerously close to becoming a self-reinforcing cycle. Business sentiment followed stocks lower throughout the summer as a result, and the one consistent note sounded by the scores of corporate leaders our portfolio managers and analysts met with during those difficult days was one of resignation, if not despair.

The seemingly endless stream of corporate scandals that began in late 2001 with Enron and has continued beyond the close of our fiscal year only added to the gloom by eroding confidence in the market - and perhaps even the free enterprise system itself. More recently, the addition of Iraq to the daily headlines has injected further uncertainty into a market already plagued by scandal, economic weakness and persistent share price volatility.

With that said, things are not necessarily as bleak as they appear. Stocks should ultimately react to the one-two punch of monetary and fiscal stimulus we've seen over the last 18 months, which should give those inclined to walk away from the market reason to pause. Indeed, the economy itself has shown tangible signs of strength in recent months - perhaps most notably in the form of four consecutive quarters of positive GDP growth and greater labor market stability after nearly a year and a half of rising joblessness.

Meanwhile, valuations now stand at levels where the combined dividend and earnings yields offered by stocks rival those available on government bonds, a situation that should favor equities over other alternatives in the near to mid-term. At the same time, earnings expectations are more realistic and eminently more achievable than in the recent past - particularly given the relatively easy year-on-year comparisons many firms now face in the wake of last year's sharp slowdown. As if to confirm the point, corporate profits grew by 7% during the third quarter of 2002, and while that may not represent the kind of double-digit growth some of the more aggressive bulls were hoping for, it is certainly conducive to the kind of moderate-growth environment in which equity investors often thrive.

Add to this the fact that markets showed tangible signs of stability in October, the final month of the period, and it seems increasingly likely that the elements necessary for a sustained market recovery are finally beginning to align.

Of course, trying to predict the future direction of the market-at-large is a fool's game. As stock-pickers, the best we can do is intensify our efforts to understand our companies better than anyone, meanwhile remaining confident that when stability and growth return, our efforts will be rewarded.

In the letters that follow, your portfolio managers will discuss the factors that have driven performance over the last 12 months. They will also provide insight into their outlook for the future and tell you where they're finding opportunities today.

Thank you for your continued investment with Janus.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Equity Funds  October 31, 2002  1

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


JANUS FUND                                     Blaine Rollins, portfolio manager

For the 12 months ended October 31, 2002, Janus Fund declined 16.82%, trailing the 15.10% decline of its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking, placing it 178th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Uncertainty surrounding lingering terrorist threats and, later, a potential war with Iraq overshadowed the economy and stock market for much of the period. Ongoing corporate scandals added to Wall Street's woes and undermined the confidence of investors and consumers alike. In turn, companies maintained a conservative spending mindset and households scaled back their purchases, leading to sluggish economic growth and some high-profile corporate earnings disappointments that further depressed share prices. Consequently, as the period came to a close, all three major stock benchmarks had declined.

The worldwide slowdown in the financial industry significantly affected one of the Fund's longtime holdings, Bank of New York. The financial services provider, which caters to institutional banks, not only posted weakened results, but also absorbed a substantial charge for writing off a number of bad debts and investments. The company's management team has demonstrated that it can successfully navigate market volatility, however, so we are standing by Bank of New York.

We also remain invested in conglomerate Tyco International, although with a reduced position. High-profile misdeeds by former executives and significant debt issues undercut the stock through the first half of the year, but a new team has assumed management of the company, which we believe still possesses some healthy attributes. In addition to controlling extremely strong franchises in the home security, healthcare supply and fire protection businesses, Tyco spun off its CIT Group financial arm to raise cash and allay concerns about its ability to pay down debt. As long as the company's valuation is attractive, we will continue to be interested in Tyco's turnaround story.

Elsewhere, the ongoing slowdown in corporate spending hurt semiconductor manufacturers Maxim Integrated Products and Linear Technology. With a focus on diverse end markets ranging from home appliances to laptop computers, however, Maxim and Linear are not subject to the overcapacity concerns facing chipmakers supplying the personal computer market. Instead, both companies are developing products that further integrate advanced electronics into everyday life. The way we see it, Maxim and Linear are better positioned for a recovery than their PC-dependent peers.

On the plus side, many of the Fund's winners were companies with resilient business models that allowed for adjustments to the stagnating economy. For example, one of our leaders was Sysco Corp., the largest institutional food distributor in North America. Despite a slowing economy, people have continued to either dine out or purchase meals prepared away from home. Sysco, which has effectively leveraged its market position to thwart competitive threats, has capitalized on this trend to deliver consistent sales growth.

We also experienced continued gains from diversified media giant Viacom. From its cable television properties such as MTV and Nickelodeon to its Infinity radio group, this company has executed well on its business plan and taken share from competitors in the process. With the No. 1-rated drama, "CSI," the top-rated comedy, "Everybody Loves Raymond," and the leading reality show, "Survivor," CBS Television performed remarkably well as it benefited from an improving advertising climate.

Meanwhile, we took some profits in Lockheed Martin. The defense contractor first caught our attention when current CEO Bob Stevens was leading the company's battle for survival. Since then, Lockheed has improved operations across all of its business segments and currently wins more than half of its government bids. Furthermore, with specialties in military aircraft and intelligence gathering, Lockheed, in our view, is in a prime position to gain from the nation's ongoing war and defense efforts.

Among the Fund's new holdings was Apollo Group, the operator of advanced degree programs targeting working adults. As the economy cooled, the importance of higher education reemerged. Employees competing for promotions, especially those in the technology industry, found they needed to return to class and shore up their resumes with additional schooling. Absent the high cost structure of a state or private institution, Apollo's University of Phoenix offers students a reasonably priced option while maintaining solid margins.

In the midst of such uncertain times, managing the Fund is definitely a challenge. While our relative performance may be better than our peer group average, I am very unhappy with the Fund's absolute returns. Nevertheless, I am optimistic that the companies we invest in can generate better long-term earnings growth than that of the overall market. We own many great, sustainable business franchises run by good people who are committed to allocating capital efficiently and growing shareholder value. While the current economic environment may have reduced near-term growth prospects for some of our companies, we are invested for the long term and believe that these names will emerge leaner, wiser and in a better competitive position as the recovery occurs. That said, I remain excited about the future and thank you again for your continued investment in Janus Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds with in a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains an dividends reinvested. As of October 31, 2002, Lipper ranked Janus Fund 104th out of 298 and 30th out of 89 large-cap growth funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Equity Funds  October 31, 2002

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              99.7%                98.9%
  Foreign                                              7.9%                10.0%
    European                                           2.2%                 2.8%
Top 10 Equities                                       41.3%                42.8%
Number of Stocks                                         98                   97
Cash, Cash Equivalents and
  Fixed-Income Securities                              0.3%                 1.1%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                            11.6%                13.8%
Semiconductor Components/
  Integrated Circuits                                  8.5%                 8.9%
Cosmetics and Toiletries                               6.4%                 4.5%
Cable Television                                       6.0%                 7.7%
Diversified Operations                                 4.6%                 6.5%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------

Viacom, Inc. - Class B                                 6.4%                 4.3%
Comcast Corp. - Special Class A                        6.0%                 6.6%
AOL Time Warner, Inc.                                  5.2%                 9.2%
Colgate-Palmolive Co.                                  4.7%                 3.5%
Linear Technology Corp.                                4.3%                 4.4%
Maxim Integrated Products, Inc.                        4.2%                 4.2%
Walgreen Co.                                           3.1%                 2.0%
Tenet Healthcare Corp.                                 2.8%                 2.5%
Bank of New York Company, Inc.                         2.5%                 2.4%
XL Capital, Ltd. - Class A                             2.1%                 1.5%

--------------------------------------------------------------------------------

Average Annual Total Return - for the periods ended October 31, 2002


                              One Year    Five Year    Ten Year    Since 2/5/70*

Janus Fund                    (16.82)%     (0.37)%       7.75%        14.10%
S&P 500(R)Index               (15.10)%      0.73%        9.88%        11.14%

Janus Fund
$750,205

S&P 500(R) Index
$317,177

--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($750,205) as compared to the S&P 500 Index ($317,177).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.7%
Advertising Sales - 0.7%
   3,398,340    Lamar Advertising Co.* ......................     $  115,339,660

Aerospace and Defense - 2.1%
   2,386,830    General Dynamics Corp. ......................        188,869,858
   2,599,950    Lockheed Martin Corp. .......................        150,537,105

                                                                     339,406,963

Airlines - 1.7%
   3,618,177    Ryanair Holdings PLC (ADR)* .................        134,632,366
  10,076,628    Southwest Airlines Co. ......................        147,118,769

                                                                     281,751,135

Beverages - Non-Alcoholic - 1.0%
   3,360,995    Coca-Cola Co. ...............................     $  156,219,048

Broadcast Services and Programming - 1.5%
   6,505,538    Clear Channel Communications, Inc.* .........        241,030,183

Building - Mobile Home and Manufactured Housing - 0.5%
   6,363,055    Clayton Homes, Inc. .........................         72,029,783
     248,700    Winnebago Industries, Inc. ..................         11,273,571

                                                                      83,303,354

Building - Residential and Commercial - 0.3%
     158,045    NVR, Inc.* ..................................         53,577,255

Cable Television - 6.0%
  42,181,355    Comcast Corp. - Special Class A* ............        970,592,979

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Casino Services - 0.4%
     855,325    International Game Technology* ..............     $   64,328,993

Chemicals - Specialty - 1.4%
   1,338,765    Ecolab, Inc. ................................         64,595,411
   3,742,290    Sigma-Aldrich Corp.# ........................        171,209,767

                                                                     235,805,178

Commercial Banks - 0.5%
   1,074,110    M&T Bank Corp. ..............................         87,991,091

Commercial Services - Finance - 1.3%
   5,108,510    Concord EFS, Inc.* ..........................         72,949,523
   5,076,142    Paychex, Inc. ...............................        146,294,412

                                                                     219,243,935

Computer Services - 0.5%
   5,623,715    Ceridian Corp.* .............................         77,494,793

Containers - Metal and Glass - 0.4%
   1,390,210    Ball Corp. ..................................         67,327,870

Containers - Paper and Plastic - 1.1%
   2,695,120    Bemis Company, Inc.# ........................        140,388,801
   2,564,625    Sealed Air Corp.* ...........................         39,290,055

                                                                     179,678,856

Cosmetics and Toiletries - 6.4%
  14,056,155    Colgate-Palmolive Co. .......................        772,807,402
   3,036,760    Procter & Gamble Co. ........................        268,601,422

                                                                   1,041,408,824

Data Processing and Management - 1.4%
   1,385,765    Automatic Data Processing, Inc. .............         58,936,585
   4,306,925    Fiserv, Inc.* ...............................        134,548,337
   1,026,110    SEI Investments Co. .........................         27,386,876

                                                                     220,871,798

Distribution and Wholesale - 0.4%
   1,286,040    W.W. Grainger, Inc. .........................         62,321,498

Diversified Operations - 4.6%
   1,728,295    3M Co. ......................................        219,389,767
   3,052,065    ARAMARK Corp. - Class B* ....................         64,398,572
  16,746,095    Cendant Corp.* ..............................        192,580,093
   1,474,685    Illinois Tool Works, Inc. ...................         90,545,659
   1,081,695    ITT Industries, Inc. ........................         70,288,541
   7,659,750    Tyco International, Ltd. ....................        110,759,985

                                                                     747,962,617

E-Commerce/Products - 1.0%
   8,172,115    Amazon.com, Inc.* ...........................        158,212,146

E-Commerce/Services - 0.9%
   2,450,831    eBay, Inc.* .................................        155,039,569

Electronic Components - Semiconductors - 0.4%
   2,162,060    National Semiconductor Corp.* ...............         28,712,157
   2,845,965    NVIDIA Corp.* ...............................         33,866,983

                                                                      62,579,140

Fiduciary Banks - 3.7%
  15,780,720    Bank of New York Company, Inc. ..............        410,298,720
   5,446,225    Northern Trust Corp. ........................        189,637,554

                                                                     599,936,274

Finance - Commercial - 0.9%
   8,503,635    CIT Group, Inc. .............................     $  151,449,739

Financial Guarantee Insurance - 2.3%
   7,006,360    MGIC Investment Corp.# ......................        293,986,866
   2,842,790    PMI Group, Inc. .............................         84,715,142

                                                                     378,702,008

Food - Retail - 0.2%
     855,205    Whole Foods Market, Inc.* ...................         39,898,734

Food - Wholesale/Distribution - 1.0%
   5,119,245    Sysco Corp. .................................        162,177,682

Hazardous Waste Disposal - 0%
     224,575    Stericycle, Inc.* ...........................          7,478,347

Health Care Cost Containment - 0.4%
   2,308,335    First Health Group Corp.* ...................         59,970,543

Hospital Beds and Equipment - 0.6%
   2,006,795    Hillenbrand Industries, Inc. ................        104,353,340

Hotels and Motels - 0.1%
     854,865    Starwood Hotels & Resorts Worldwide, Inc. ...         19,918,355

Human Resources - 0.4%
   3,666,900    Robert Half International, Inc.* ............         61,237,230

Industrial Gases - 0.3%
     857,575    Praxair, Inc. ...............................         46,737,837

Instruments - Scientific - 0.5%
   2,319,400    Millipore Corp.# ............................         78,882,794

Insurance Brokers - 0.4%
   2,479,670    Arthur J. Gallagher & Co. ...................         66,504,749

Internet Brokers - 1.7%
  30,379,557    Charles Schwab Corp. ........................        278,884,333

Life and Health Insurance - 1.8%
   9,569,770    AFLAC, Inc. .................................        291,303,799

Machine Tools and Related Products - 0.3%
   1,372,000    Kennametal, Inc. ............................         42,765,240

Medical - Drugs - 0.6%
   1,085,810    Forest Laboratories, Inc.* ..................        106,398,522

Medical - HMO - 1.4%
   2,428,355    UnitedHealth Group, Inc. ....................        220,858,887

Medical - Hospitals - 2.8%
  15,727,800    Tenet Healthcare Corp.* .....................        452,174,250

Medical - Outpatient and Home Medical Care - 0.6%
   3,819,555    Apria Healthcare Group, Inc.*,# .............         93,158,946

Medical - Wholesale Drug Distributors - 0.2%
     419,370    Cardinal Health, Inc. .......................         29,024,598

Medical Instruments - 1.1%
   6,210,880    Apogent Technologies, Inc.*,# ...............        112,913,798
   2,050,190    St. Jude Medical, Inc.* .....................         73,007,266

                                                                     185,921,064

Medical Products - 1.5%
     641,205    Johnson & Johnson ...........................         37,670,794
   2,161,210    Stryker Corp. ...............................        136,372,351
     123,971    Synthes-Stratec, Inc.** .....................         74,994,481

                                                                     249,037,626

See Notes to Schedules of Investments and Financial Statements.

4  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Metal Processors and Fabricators - 0.2%
   1,880,975    Precision Castparts Corp. ...................     $   36,509,725

Motorcycle and Motor Scooter Manufacturing - 0.8%
   2,349,450    Harley-Davidson, Inc. .......................        122,876,235

Multi-Line Insurance - 0.7%
   2,150,260    PartnerRe, Ltd. .............................        113,963,780

Multimedia - 11.6%
  57,790,599    AOL Time Warner, Inc.* ......................        852,411,335
  23,266,091    Viacom, Inc. - Class B* .....................      1,037,900,320

                                                                   1,890,311,655

Networking Products - 0.9%
  12,656,045    Cisco Systems, Inc.* ........................        141,494,583

Optical Supplies - 0.9%
   3,746,335    Alcon, Inc. (New York Shares)*,** ...........        153,674,662

Pharmacy Services - 0.5%
   2,477,825    Syncor International Corp.*,# ...............         88,780,470

Pipelines - 0.1%
     250,000    Kinder Morgan, Inc. .........................          9,152,500

Property and Casualty Insurance - 2.6%
   2,249,467    W. R. Berkley Corp. .........................         83,567,699
   4,425,705    XL Capital, Ltd. - Class A ..................        337,017,436

                                                                     420,585,135

Radio - 0.3%
   2,608,365    Hispanic Broadcasting Corp.* ................         56,079,848

Reinsurance - 2.9%
         304    Berkshire Hathaway, Inc. - Class A* .........         22,553,760
      89,175    Berkshire Hathaway, Inc. - Class B* .........        219,370,500
   1,686,195    Everest Re Group, Ltd. ......................         97,833,034
   3,147,135    RenaissanceRe Holdings, Ltd. ................        129,032,535

                                                                     468,789,829

Retail - Building Products - 1.2%
   6,750,015    Home Depot, Inc. ............................        194,940,433

Retail - Consumer Electronics - 0.3%
   2,100,250    Best Buy Company, Inc.* .....................         43,286,153

Retail - Discount - 0.9%
   3,523,004    Costco Wholesale Corp.* .....................        119,535,526
   1,282,320    TJX Companies, Inc. .........................         26,313,206

                                                                     145,848,732

Retail - Drug Store - 3.1%
  14,868,065    Walgreen Co. ................................        501,797,194

Schools - 0.7%
   2,794,275    Apollo Group, Inc. - Class A* ...............        115,962,413

Semiconductor Components/Integrated Circuits - 8.5%
  25,587,705    Linear Technology Corp.# ....................        707,244,166
  21,679,735    Maxim Integrated Products, Inc.*,# ..........        690,282,762

                                                                   1,397,526,928

Semiconductor Equipment - 0.4%
   2,008,205    KLA-Tencor Corp.* ...........................     $   71,512,180

Super-Regional Banks - 0.3%
     854,415    Fifth Third Bancorp .........................         54,255,352

Television - 1.9%
  11,804,548    Univision Communications, Inc. - Class A*,# .        305,855,839

Textile-Home Furnishings - 0.1%
     293,895    Mohawk Industries, Inc.* ....................         15,738,077

Tools - Hand Held - 0.6%
   3,175,945    Stanley Works ...............................        102,805,340

Transportation - Railroad - 0.8%
   1,101,093    Canadian National Railway Co. ...............         46,548,237
   1,954,830    Canadian National Railway Co.
                  (New York Shares) .........................         83,412,596

                                                                     129,960,833

Transportation - Services - 2.1%
   2,662,260    Expeditors International of Washington, Inc.          83,887,813
   4,214,555    United Parcel Service, Inc. - Class B .......        252,915,446

                                                                     336,803,259
--------------------------------------------------------------------------------
Total Common Stock (cost $15,761,192,799) ...................     16,266,772,937
--------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
$ 73,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $73,503,930
                  collateralized by $113,621,433
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,733,542 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $72,971,476
                  and $1,998,527 (cost $73,500,000) .........         73,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $15,834,692,799) - 100.1% .....     16,340,272,937
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%     (19,851,696)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $16,320,421,241
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.8%        $   788,606,770
Canada                                               0.8%            129,960,833
Ireland                                              0.8%            134,632,366
Switzerland                                          1.4%            228,669,143
United States++                                     92.2%         15,058,403,825
--------------------------------------------------------------------------------
Total                                              100.0%        $16,340,272,937


++Includes Short-Term Securities (91.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------

Swiss Franc 4/15/03              54,000,000      $   36,736,304    $   (567,517)
--------------------------------------------------------------------------------
Total                            54,000,000      $   36,736,304    $   (567,517)

See Notes to Schedules of Investments and Financial Statements.

6  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2                                   John Schreiber, portfolio manager

For the 12 months ended October 31, 2002, Janus Fund 2 fell 27.23%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) In turn, the Fund earned a fourth-quartile ranking, placing 344th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Consumer sentiment soured significantly during the year and contributed to a treacherous stock market that remained mired in what many have called the worst bear market in 70 years. Not surprisingly, investor psychology remained extremely negative, driven by additional scandalous headlines out of corporate America and renewed concerns about a double-dip recession. Meanwhile, lukewarm economic indicators and a steady hand at the Federal Reserve failed to generate optimism for a near-term recovery. Additionally, as the nation grappled with the one-year anniversary of the September 11 terrorist attacks, war-related rhetoric regarding Iraq increased, further rattling already frayed nerves.

Turning to the Fund's holdings, we sold our position in Laboratory Corporation of America Holdings, the owner and operator of a national network of labs for medical clinical tests. Although the company broadened its geographic reach with the acquisition of Dynacare, questions about the durability of long-term volume growth arose later in the period.

In a market full of uncertainty, situations can change quickly. Such is the case with two holdings which, in my previous letter to you, I reported offered positive Fund contributions, but declined substantially in the second half and therefore detracted from our overall results. Leading credit card issuer Capital One's stock fell after it reached an informal agreement with federal regulators to boost its capital reserves to hedge against customer defaults. Although the company's flexible business model should allow it to continue to beat earnings estimates, the uncertainty associated with a regulatory overhang caused us to sell our remaining position.

Similarly, we had little choice but to liquidate our holdings in home improvement retailer Home Depot, which continued to struggle despite beating earnings estimates and delivering strong cash flow performance. As part of the normal maturation process faced by any large-cap retailer, the company has slowed expansion and focused on delivering better working capital toward performance. Although the result was a gusher of free cash flow for the first time in the company's history, transitional phases can be awkward. While Home Depot is clearly pulling levers to drive continued comparable store sales growth, we sold off the remainder of our position.

Meanwhile, helping to fuel the Fund's performance was International Game Technology (IGT), one of the world's leading slot-machine manufacturers. Much like the early 1990s, when the country was recovering from its last recession, cash-strapped states are considering legalized gaming as a way to replenish overdrawn coffers. Proliferation of gaming means more demand for market-leader IGT's products. IGT's new product roadmap, healthy share buyback program and strong balance sheet also bode well for the company.

Another standout was Forest Laboratories. The pharmaceutical company received U.S. Food and Drug Administration approval for its depression treatment Lexapro, and enjoyed a successful launch into the marketplace. We believe the new drug, which is expected to hold a strong competitive position, should contribute solid revenue and earnings growth. In contrast to mega-cap drug companies, Forest's more modest market capitalization potentially allows the market penetration of a single blockbuster drug to truly move the needle.

Smart acquisitions can also bolster a company's prospects, and we enjoyed gains from Ball Corp., which purchased fellow aluminum can manufacturer
Schmalbach-Lubeca of Germany. Ball, already North America's largest beverage can producer, secured the No. 2 spot in Europe at a very attractive price and the deal's favorable terms immediately translated into increased earnings projections.

In general, I remain encouraged about the economy's outlook. Consumers make up roughly two-thirds of the nation's economic activity and I am less bearish than many about the health of their spending habits. Between the ongoing mortgage refinancing boom and the free-flowing money supply from the Federal Reserve's spigot, I believe there's plenty of cash in the system to prop up household spending.

By sticking to our strategy of buying high-quality growth companies at reasonable prices, we are confident the Fund is in a prime spot to profit from an economic recovery. Regardless of the market's whims, I've always been a big fan of trying to keep investing simple, and one of the simplest messages is that, in the long run, stock prices follow earnings growth. Given that the Fund consists of what I believe are an attractive assortment of earnings growers with strong competitive positions, I'm hopeful that we'll see outperformance when the environment improves.

Thank you for your continued investment in Janus Fund 2.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Fund 2 will merge into Janus Fund, which reopens to new investors on December 31, 2002. Janus Fund has an investment objective similar to that of Janus Fund 2.

                                         Janus Equity Funds  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              94.5%                93.4%
  Foreign                                              2.0%                 8.7%
    European                                             --                 5.7%
Top 10 Equities                                       44.0%                56.9%
Number of Stocks                                         44                   40
Cash and Cash Equivalents                              5.5%                 6.6%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
Broadcast Services and Programming                     7.1%                12.5%
Multimedia                                             6.6%                10.4%
Casino Services                                        5.1%                   --
Applications Software                                  4.7%                 5.3%
Retail - Home Furnishings                              4.7%                   --


Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          7.1%                12.5%
International Game Technology                          5.1%                   --
Intuit, Inc.                                           4.7%                 0.5%
Pier 1 Imports, Inc.                                   4.7%                   --
Medtronic, Inc.                                        4.6%                 1.1%
RealNetworks, Inc.                                     4.4%                   --
Smith International, Inc.                              3.7%                   --
Viacom, Inc. - Class B                                 3.6%                 2.0%
Forest Laboratories, Inc.                              3.1%                 0.5%
AOL Time Warner, Inc.                                  3.0%                 8.4%

--------------------------------------------------------------------------------

Average Annual Total Return - for the periods ended October 31, 2002


                              One Year          Since 12/29/00*
Janus Fund 2                  (27.23)%             (31.64)%
S&P 500(R) Index              (15.10)%             (18.40)%

Janus Fund 2
$4,970

S&P 500(R) Index
$6,889

--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($4,970) as compared to the S&P 500 Index ($6,889).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.5%
Aerospace and Defense - 1.4%
      40,000    General Dynamics Corp. ......................     $    3,165,200

Aerospace and Defense-Equipment - 0.4%
      15,000    Alliant Techsystems, Inc.* ..................            902,250

Applications Software - 4.7%
     200,000    Intuit, Inc.* ...............................         10,384,000

Athletic Footwear - 1.1%
      50,000    NIKE, Inc. - Class B ........................     $    2,359,500

Beverages - Non-Alcoholic - 1.3%
      60,000    Coca-Cola Co. ...............................          2,788,800

Broadcast Services and Programming - 7.1%
   1,900,000    Liberty Media Corp. - Class A* ..............         15,713,000

Casino Hotels - 1.0%
      70,000    MGM Mirage, Inc.* ...........................          2,177,000

See Notes to Schedules of Investments and Financial Statements.

8  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND 2

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Casino Services - 5.1%
     150,000    International Game Technology* ..............     $   11,281,500

Computers - Memory Devices - 2.1%
     700,000    EMC Corp.* ..................................          3,577,000
      50,000    SanDisk Corp.* ..............................            988,500

                                                                       4,565,500

Containers - Metal and Glass - 1.1%
      50,000    Ball Corp. ..................................          2,421,500

Cosmetics and Toiletries - 2.5%
     100,000    Colgate-Palmolive Co. .......................          5,498,000

Diversified Financial Services - 2.2%
     130,000    Citigroup, Inc. .............................          4,803,500

E-Commerce/Products - 1.8%
     200,000    Amazon.com, Inc.* ...........................          3,872,000

Finance - Credit Card - 2.1%
     125,000    American Express Co. ........................          4,546,250

Finance - Investment Bankers/Brokers - 4.7%
      75,000    Lehman Brothers Holdings, Inc. ..............          3,995,250
     165,000    Merrill Lynch & Company, Inc. ...............          6,261,750

                                                                      10,257,000

Insurance Brokers - 0.5%
      40,000    Brown & Brown, Inc. .........................          1,216,000

Internet Applications Software - 4.4%
   2,725,000    RealNetworks, Inc.* .........................          9,564,750

Internet Security - 1.5%
     200,000    CheckFree Corp.* ............................          3,256,000

Medical - Biomedical and Genetic - 2.7%
     175,000    Genentech, Inc.* ............................          5,965,750

Medical - Drugs - 3.1%
      70,000    Forest Laboratories, Inc.* ..................          6,859,300

Medical - HMO - 2.1%
      50,000    UnitedHealth Group, Inc. ....................          4,547,500

Medical - Wholesale Drug Distributors - 1.4%
      15,000    AmerisourceBergen Corp. .....................          1,067,250
      30,000    Cardinal Health, Inc. .......................          2,076,300

                                                                       3,143,550

Medical Instruments - 4.6%
     225,000    Medtronic, Inc. .............................         10,080,000

Motorcycle and Motor Scooter Manufacturing - 0.8%
      35,000    Harley-Davidson, Inc. .......................          1,830,500

Multi-Line Insurance - 1.7%
      60,000    American International Group, Inc. ..........          3,753,000

Multimedia - 6.6%
     450,000    AOL Time Warner, Inc.* ......................          6,637,500
     175,000    Viacom, Inc. - Class B* .....................          7,806,750

                                                                      14,444,250

Oil - Field Services - 2.1%
     160,000    Baker Hughes, Inc. ..........................     $    4,648,000

Oil and Gas Drilling - 2.0%
     125,000    Nabors Industries, Ltd.* ....................          4,371,250

Oil Companies - Exploration and Production - 3.9%
      85,000    Anadarko Petroleum Corp. ....................          3,785,900
      70,000    Apache Corp. ................................          3,784,200
      25,000    EOG Resources, Inc. .........................            925,750

                                                                       8,495,850

Oil Field Machinery and Equipment - 3.7%
     260,000    Smith International, Inc.* ..................          8,127,600

Reinsurance - 2.0%
          60    Berkshire Hathaway, Inc. - Class A* .........          4,451,400

Retail - Discount - 2.1%
     225,000    TJX Companies, Inc. .........................          4,617,000

Retail - Home Furnishings - 4.7%
     550,000    Pier 1 Imports, Inc. ........................         10,367,500

Retail - Office Supplies - 1.8%
     260,000    Staples, Inc.* ..............................          4,030,000

Semiconductor Equipment - 1.4%
     100,000    Novellus Systems, Inc.* .....................          3,160,000

Television - 1.7%
     500,000    ACME Communications, Inc.* ..................          3,810,000

Transportation - Services - 0.6%
      25,000    FedEx Corp. .................................          1,329,750

Transportation - Truck - 0.5%
      40,000    J.B. Hunt Transport Services, Inc.* .........          1,107,600
--------------------------------------------------------------------------------
Total Common Stock (cost $217,841,962) ......................        207,911,550
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$  8,800,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $8,800,471
                  collateralized by $13,603,655
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $207,553 in U.S. Treasury
                  Notes/Bonds; 0% - 9.125%
                  1/31/03 - 2/15/29; with respective
                  values of $8,736,721
                  and $239,279 (cost $8,800,000) ............          8,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $226,641,962) - 98.5% .........        216,711,550
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%          3,414,602
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  220,126,152
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.0%         $    4,371,250
United States++                                     98.0%            212,340,300
--------------------------------------------------------------------------------
Total                                              100.0%         $  216,711,550

++Includes Short-Term Securities (93.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Equity Funds  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND                            Karen L. Reidy, portfolio manager

Janus Balanced Fund declined 3.85% for the 12 months ended October 31, 2002, topping the 15.10% decline of the S&P 500(R) Index but lagging the 5.49% gain of the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the Fund.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 27th out of 508 balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending moderated as stock losses mounted and jobless claims steadily increased. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indices ended the period lower as a result.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs, so we sold some of our Treasury holdings at a profit and began to position the Fund for an eventual stock market recovery. Nonetheless, price appreciation left our fixed-income weighting roughly unchanged at 45%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Fund's top-10 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong.

Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Fund's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.

A newer position and standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Fund. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, I believe a recovering economy and rising rates will allow the company's earnings to rebound on several fronts. For this reason, I still find ADP a compelling long-term investment.

Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

In this volatile market, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Balanced Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Balanced Fund 4 out of 319 and 2 out of 81 balanced funds for the 5- and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              43.6%                44.1%
Fixed-Income Securities
  U.S. Government Obligations                         21.3%                21.1%
  Corporate Bonds
    Investment Grade                                  20.9%                19.8%
    High-Yield/High-Risk                               0.7%                 1.3%
Preferred Stock                                        1.3%                 1.5%
Top 10 Equities                                       15.4%                15.4%
Number of Stocks                                         75                   66
Cash and Cash Equivalents                             12.2%                12.2%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             5.2%                 1.7%
Diversified Financial Services                         3.8%                 5.6%
Diversified Operations                                 3.8%                 4.8%
Oil Companies - Integrated                             3.2%                 2.7%
Multi-Line Insurance                                   2.5%                 1.2%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        1.9%                 1.3%
Marsh & McLennan Companies, Inc.                       1.8%                 1.4%
Gannett Co.                                            1.7%                   --
Exxon Mobil Corp.                                      1.7%                 1.8%
Viacom, Inc. - Class B                                 1.5%                 0.9%
Citigroup, Inc.                                        1.5%                 2.7%
Berkshire Hathaway, Inc. - Class B                     1.4%                 0.9%
3M Co.                                                 1.4%                 1.2%
Anheuser-Busch Companies, Inc.                         1.3%                 1.0%
American International Group, Inc.                     1.2%                 1.2%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                             One Year    Five Year    Ten Year    Since 9/1/92*
Janus Balanced Fund           (3.85)%       7.45%       11.43%        11.92%
S&P 500(R)Index              (15.10)%       0.73%        9.88%         9.87%
Lehman Brothers Government/
  Credit Index                  5.49%       7.38%        7.50%         7.35%

Janus Balanced
Fund
$31,403

S&P 500(R) Index
$26,037

Lehman Brothers
Government/Credit
Index
$20,572

--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($31,403) as compared to the S&P 500 Index ($26,037) and the Lehman Brothers Government/Credit Index ($20,572).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.6%
Aerospace and Defense - 0.7%
     332,375    General Dynamics Corp. ......................     $   26,300,834

Applications Software - 1.1%
     779,535    Microsoft Corp.* ............................         41,681,736

Automotive - Cars and Light Trucks - 0.9%
     954,045    BMW A.G. ....................................         34,013,292

Beverages - Non-Alcoholic - 0.8%
     705,850    PepsiCo, Inc. ...............................     $   31,127,985

Beverages - Wine and Spirits - 0.8%
   2,780,981    Diageo PLC ..................................         31,223,900

Brewery - 1.3%
     995,105    Anheuser-Busch Companies, Inc. ..............         52,501,740

Broadcast Services and Programming - 0.7%
   3,227,155    Liberty Media Corp. - Class A* ..............         26,688,572

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds October 31, 2002 11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Cable Television - 0.6%
     532,012    Comcast Corp. - Special Class A* ............     $   12,241,596
     379,400    Cox Communications, Inc. - Class A* .........         10,395,560

                                                                      22,637,156

Chemicals - Diversified - 0.5%
     431,815    E.I. du Pont de Nemours and Co. .............         17,812,369

Computers - 0.2%
     592,550    Apple Computer, Inc.* .......................          9,522,279

Computers - Peripheral Equipment - 0.8%
     527,970    Lexmark International Group, Inc. - Class A*          31,371,977

Consulting Services - 0.4%
     842,690    Accenture, Ltd. - Class A (New York Shares)*          14,224,607

Cosmetics and Toiletries - 2.0%
      89,495    Avon Products, Inc. .........................          4,339,613
     317,985    Colgate-Palmolive Co. .......................         17,482,815
     631,860    Estee Lauder Companies, Inc. - Class A ......         18,399,763
     422,635    Procter & Gamble Co. ........................         37,382,066

                                                                      77,604,257

Data Processing and Management - 1.9%
   1,735,335    Automatic Data Processing, Inc. .............         73,803,798

Diversified Financial Services - 1.5%
   1,644,982    Citigroup, Inc. .............................         60,782,085

Diversified Minerals - 0%
       4,540    Companhia Vale do Rio Doce (ADR)* ...........            119,629

Diversified Operations - 3.1%
     426,045    3M Co. ......................................         54,082,152
     832,250    General Electric Co. ........................         21,014,313
   1,493,560    Honeywell International, Inc. ...............         35,755,826
     276,025    SPX Corp.* ..................................         11,595,810

                                                                     122,448,101

Electronic Components - Semiconductors - 0.3%
     758,025    Texas Instruments, Inc. .....................         12,022,277

Electronic Design Automation - 0.3%
   1,186,185    Cadence Design Systems, Inc.* ...............         12,016,054

Food - Diversified - 0.9%
     521,170    H.J. Heinz Co. ..............................         16,760,827
     312,090    Unilever N.V. (New York Shares) .............         19,976,881

                                                                      36,737,708

Food - Retail - 0.3%
     912,095    Kroger Co.* .................................         13,535,490

Hotels and Motels - 1.2%
     327,802    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          8,050,817
     944,005    Marriott International, Inc. - Class A ......         29,198,075
     399,945    Starwood Hotels & Resorts Worldwide, Inc. ...          9,318,719

                                                                      46,567,611

Insurance Brokers - 1.8%
   1,524,820    Marsh & McLennan Companies, Inc. ............         71,224,342

Life and Health Insurance - 0.9%
   1,190,165    AFLAC, Inc. .................................         36,228,623

Medical - Drugs - 1.6%
   1,081,090    Pfizer, Inc. ................................     $   34,346,229
     661,030    Schering-Plough Corp. .......................         14,112,991
     434,115    Wyeth .......................................         14,542,853

                                                                      63,002,073

Medical Instruments - 0.7%
     642,600    Medtronic, Inc. .............................         28,788,480

Medical Products - 0.6%
     371,065    Johnson & Johnson ...........................         21,800,069

Motorcycle and Motor Scooter Manufacturing - 0.3%
     226,430    Harley-Davidson, Inc. .......................         11,842,289

Multi-Line Insurance - 2.0%
     769,600    Allstate Corp. ..............................         30,614,688
     745,375    American International Group, Inc. ..........         46,623,206

                                                                      77,237,894

Multimedia - 4.0%
   1,836,670    AOL Time Warner, Inc.* ......................         27,090,883
     883,475    Gannett Company, Inc. .......................         67,082,257
   1,363,320    Viacom, Inc. - Class B* .....................         60,817,705
     212,570    Walt Disney Co. .............................          3,549,919

                                                                     158,540,764

Non-Hazardous Waste Disposal - 0.1%
     163,365    Waste Management, Inc. ......................          3,760,662

Oil Companies - Exploration and Production - 1.6%
     516,320    Apache Corp. ................................         27,912,259
     869,710    Burlington Resources, Inc. ..................         35,832,052

                                                                      63,744,311

Oil Companies - Integrated - 3.0%
     200,329    EnCana Corp. ................................          5,816,078
     471,365    EnCana Corp. (New York Shares) ..............         13,716,722
   1,941,925    Exxon Mobil Corp. ...........................         65,365,196
     233,372    Total Fina Elf S.A. .........................         32,147,942

                                                                     117,045,938

Property and Casualty Insurance - 0.7%
      74,519    Travelers Property Casualty Corp. - Class A*             988,867
     153,103    Travelers Property Casualty Corp. - Class B*           2,069,953
     318,500    XL Capital, Ltd. - Class A ..................         24,253,775

                                                                      27,312,595

Reinsurance - 1.4%
      22,208    Berkshire Hathaway, Inc. - Class B* .........         54,631,680

Retail - Building Products - 0.2%
     280,310    Home Depot, Inc. ............................          8,095,353

Retail - Discount - 0.7%
     117,284    Costco Wholesale Corp.* .....................          3,979,446
      19,580    Target Corp. ................................            589,750
     457,930    Wal-Mart Stores, Inc. .......................         24,522,152

                                                                      29,091,348

Semiconductor Components/Integrated Circuits - 0.5%
     347,925    Linear Technology Corp. .....................          9,616,647
     347,330    Maxim Integrated Products, Inc.* ............         11,058,987

                                                                      20,675,634

See Notes to Schedules of Investments and Financial Statements.

12  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Super-Regional Banks - 1.5%
     393,740    Bank of America Corp. .......................     $   27,483,052
   1,515,168    U.S. Bancorp ................................         31,954,893

                                                                      59,437,945

Telephone - Integrated - 0.2%
     749,845    AT&T Corp. ..................................          9,777,979

Tobacco - 0.2%
     223,305    Philip Morris Companies, Inc. ...............          9,099,679

Toys - 0.2%
     528,570    Mattel, Inc. ................................          9,704,545

Transportation - Railroad - 0.4%
     344,070    Canadian National Railway Co.
                  (New York Shares) .........................         14,681,467

Transportation - Services - 0.5%
     356,250    FedEx Corp. .................................         18,948,938

Web Portals/Internet Service Providers - 0.2%
     466,770    Yahoo!, Inc.* ...............................          6,964,208
--------------------------------------------------------------------------------
Total Common Stock (cost $1,835,616,670) ....................      1,716,380,273
--------------------------------------------------------------------------------
Corporate Bonds - 21.6%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,700,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,406,150
   7,050,000      8.20%, notes, due 12/1/09 .................          8,537,338
  17,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         21,001,127

                                                                      35,944,615

Automotive - Truck Parts and Equipment - 0.6%
  11,810,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         12,417,790
   9,939,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         10,286,865

                                                                      22,704,655

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,518,747
  10,600,000      4.375%, notes, due 9/15/09 ................         10,632,945
  12,275,000      7.125%, notes, due 9/30/09 ................         14,199,069
  13,400,000      6.125%, notes, due 8/15/11 ................         14,728,999

                                                                      49,079,760

Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          9,205,870
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,744,079
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,779,861
   5,050,000      7.55%, notes, due 10/1/30 .................          6,215,368
   5,300,000      6.80%, notes, due 1/15/31 .................          5,974,743
   6,650,000      6.80%, notes, due 8/20/32 .................          7,514,826

                                                                      39,434,747

Broadcast Services and Programming - 0.3%
$ 10,150,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................     $   10,445,263

Cable Television - 1.1%
   2,100,000    Comcast Cable Communications, Inc., 7.125%
                  senior notes, due 6/15/13 .................          2,005,685
                Cox Communications, Inc.:
  24,550,000      6.375%, senior notes, due 5/1/03 ..........         24,450,081
   6,275,000      7.50%, notes, due 8/15/04 .................          6,447,493
   1,550,000      8.65%, senior notes, due 9/15/04 ..........          1,566,509
   3,585,000      7.75%, notes, due 8/15/06 .................          3,803,266
   4,435,000      7.125%, notes, due 10/1/12 ................          4,582,184

                                                                      42,855,218

Cellular Telecommunications - 0.4%
  13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         14,310,820

Chemicals - Diversified - 0.3%
  14,325,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................         14,200,301

Commercial Banks - 0.3%
   9,940,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................         10,784,671

Computers - 0.5%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          8,852,813
                Sun Microsystems, Inc.:
   1,735,000      7.35%, senior notes, due 8/15/04 ..........          1,736,093
   8,610,000      7.65%, senior notes, due 8/15/09 ..........          8,679,939

                                                                      19,268,845

Cosmetics and Toiletries - 0.3%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         11,548,951

Diversified Financial Services - 2.3%
                Citigroup, Inc.:
  13,615,000      7.25%, subordinated notes, due 10/1/10 ....         15,427,878
   3,925,000      6.625%, notes, due 6/15/32 ................          3,999,131
                General Electric Capital Corp.:
  19,055,000      5.375%, notes, due 4/23/04 ................         19,958,016
   9,530,000      7.25%, notes, due 5/3/04 ..................         10,249,153
  13,390,000      4.25%, notes, due 1/28/05 .................         13,857,432
  17,770,000      5.35%, notes, due 3/30/06 .................         18,841,033
   6,360,000      6.75%, notes, due 3/15/32 .................          6,661,114

                                                                      88,993,757

Diversified Operations - 0.7%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,160,727
  11,205,000      6.125%, notes, due 11/1/11 ................         11,892,091

                                                                      26,052,818

Finance - Auto Loans - 1.1%
                General Motors Acceptance Corp.:
  21,500,000      6.75%, notes, due 12/10/02 ................         21,551,149
   8,220,000      5.80%, notes, due 3/12/03 .................          8,258,897
   7,308,000      5.36%, notes, due 7/27/04 .................          7,292,748
   5,055,000      5.25%, notes, due 5/16/05 .................          4,943,638

                                                                      42,046,432

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 0.4%
                American General Finance Corp.:
$ 11,750,000      5.875%, notes, due 7/14/06 ................     $   12,488,241
   3,890,000      5.375%, notes, due 9/1/09 .................          3,960,965

                                                                      16,449,206

Finance - Credit Card - 0.5%
  18,800,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         20,201,596

Finance - Investment Bankers/Brokers - 0.5%
  17,210,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................         18,913,084

Food - Diversified - 1.1%
                General Mills, Inc.:
   8,730,000      5.125%, notes, due 2/15/07 ................          9,168,150
   5,765,000      6.00%, notes, due 2/15/12 .................          6,175,018
                Kellogg Co.:
  24,800,000      5.50%, notes, due 4/1/03 ..................         25,100,427
   2,450,000      7.45%, debentures, due 4/1/31 .............          2,893,626

                                                                      43,337,221

Food - Retail - 1.1%
  13,535,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......         15,232,303
                Kroger Co.:
   5,275,000      7.80%, notes, due 8/15/07 .................          5,974,185
   2,025,000      7.00%, senior notes, due 5/1/18 ...........          2,092,092
   3,655,000      6.80%, notes, due 12/15/18 ................          3,690,326
                Safeway, Inc.:
   6,195,000      6.15%, notes, due 3/1/06 ..................          6,707,017
   4,813,000      6.50%, notes, due 11/15/08 ................          5,325,820
   5,580,000      6.50%, notes, due 3/1/11 ..................          6,077,608

                                                                      45,099,351

Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....          4,724,399

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,300,000      7.375%, notes, due 5/1/07 .................          4,106,500
   3,220,000      7.875%, notes, due 5/1/12 .................          3,083,150

                                                                       7,189,650

Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07 ........................          9,434,392

Internet Brokers - 0.4%
  14,200,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         16,650,196

Life and Health Insurance - 0.1%
   4,500,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................          5,067,198

Medical - Drugs - 0.5%
$ 13,700,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................     $   14,903,819
   4,000,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          4,415,160

                                                                      19,318,979

Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
   7,085,000      7.50%, notes, due 11/15/05 ................          7,973,579
   6,600,000      5.20%, notes, due 1/17/07 .................          6,999,927

                                                                      14,973,506

Multi-Line Insurance - 0.5%
  17,950,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................         18,837,394

Multimedia - 1.2%
                AOL Time Warner, Inc.:
  10,895,000      9.15%, debentures, due 2/1/23 .............         11,140,639
   6,355,000      7.70%, notes, due 5/1/32 ..................          5,836,775
                Viacom, Inc.:
  12,215,000      7.75%, senior notes, due 6/1/05 ...........         13,538,043
   9,430,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................         11,037,476
   5,720,000      5.625%, notes, due 8/15/12 ................          5,939,699

                                                                      47,492,632

Oil Companies - Exploration and Production - 0.3%
   9,310,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................         10,178,055

Oil Companies - Integrated - 0.2%
   7,910,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          8,687,047

Resorts and Theme Parks - 0%
   1,450,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          1,341,250

Retail - Building Products - 0.8%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,758,160

Retail - Discount - 1.5%
                Target Corp.:
  12,320,000      5.50%, notes, due 4/1/07 ..................         13,161,789
   3,700,000      5.40%, notes, due 10/1/08 .................          3,936,848
   8,415,000      5.375%, notes, due 6/15/09 ................          8,923,796
                Wal-mart Stores, Inc.:
  10,495,000      5.45%, notes, due 8/1/06 ..................         11,440,001
  19,760,000      6.875%, senior notes, due 8/10/09 .........         22,907,511

                                                                      60,369,945

Retail - Restaurants - 0.2%
   6,445,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          6,670,575

Super-Regional Banks  - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,466,380

See Notes to Schedules of Investments and Financial Statements.

14  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Textile - Home Furnishings - 0.1%
$  2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................     $    2,935,050

Tools - Hand Held - 0.2%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,443,800
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $794,223,673) ...................        847,209,919
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 1.1%
     716,605    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         26,335,234
     798,415    General Motors Corp. - Series B
                  convertible, 5.25% ........................         16,467,309

                                                                      42,802,543

Publishing - Newspapers - 0.2%
     136,060    Tribune Co., convertible, 2.00% .............          9,626,245
--------------------------------------------------------------------------------
Total Preferred Stock (cost $74,237,640) ....................         52,428,788
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+ (cost $0) ..                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.3%
U.S. Government Agencies - 8.9%
                Fannie Mae:
$  8,240,000      3.625%, due 4/15/04 .......................          8,470,596
  49,050,000      5.625%, due 5/14/04 .......................         51,956,507
   8,240,000      6.50%, due 8/15/04 ........................          8,909,343
  21,060,000      5.50%, due 5/2/06 .........................         23,039,808
  11,995,000      4.75%, due 1/2/07 .........................         12,653,933
  30,225,000      5.00%, due 1/15/07 ........................         32,609,480
  10,100,000      5.25%, due 1/15/09 ........................         10,943,138
   1,775,000      6.375%, due 6/15/09 .......................          2,035,066
  16,485,000      6.25%, due 2/1/11 .........................         18,192,533
   2,130,000      6.00%, due 5/15/11 ........................          2,373,261
  38,835,000      5.375%, due 11/15/11 ......................         41,466,848
                Federal Home Loan Bank System:
  27,820,000      4.875%, due 5/14/04 .......................         29,118,832
  25,635,000      3.375%, due 6/15/04 .......................         26,289,692
  35,000,000      6.50%, due 11/15/05 .......................         39,082,750
                Freddie Mac:
  20,760,000      4.25%, due 6/15/05 ........................         21,805,910
   7,975,000      5.75%, due 4/15/08 ........................          8,879,190
  13,000,000      5.875%, due 3/21/11 .......................         14,056,536

                                                                     351,883,423

U.S. Treasury Notes/Bonds - 12.4%
$ 18,955,000      3.375%, due 4/30/04 .......................     $   19,474,102
  18,515,000      2.125%, due 8/31/04 .......................         18,677,265
  36,640,000      5.875%, due 11/15/04 ......................         39,694,750
  10,195,000      6.50%, due 5/15/05 ........................         11,347,137
  22,500,000      5.75%, due 11/15/05 .......................         24,880,950
  34,880,000      6.50%, due 10/15/06 .......................         40,102,443
  25,740,000      5.625%, due 5/15/08 .......................         29,129,289
  20,615,000      6.00%, due 8/15/09 ........................         23,827,229
  17,210,000      5.75%, due 8/15/10 ........................         19,652,340
  17,250,000      5.00%, due 8/15/11 ........................         18,790,063
   3,425,000      4.875%, due 2/15/12 .......................          3,693,027
  51,592,000      7.25%, due 5/15/16 ........................         65,136,912
  20,185,000      7.875%, due 2/15/21 .......................         27,155,123
  20,185,000      7.25%, due 8/15/22 ........................         25,727,195
  21,845,000      6.25%, due 8/15/23 ........................         25,085,050
  30,540,000      6.00%, due 2/15/26 ........................         34,142,773
  17,745,000      5.25%, due 2/15/29 ........................         17,981,363
  37,485,000      6.25%, due 5/15/30 ........................         43,539,690

                                                                     488,036,701
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $794,191,096) .......        839,920,124
--------------------------------------------------------------------------------
Time Deposits - 9.1%
                ABN Amro Bank N.V.
 167,100,000      1.85%, 11/1/02 ............................        167,100,000
                UBS Financial, Inc.
 190,000,000      1.875%, 11/1/02 ...........................        190,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $357,100,000) .....................        357,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
  50,000,000      1.70%, 12/02/02 ...........................         49,926,806
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $74,904,507) .         74,904,507
--------------------------------------------------------------------------------
Total Investments (total cost $3,930,273,586) - 98.8% .......      3,887,943,611
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%         48,049,113
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,935,992,724
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------

Bermuda                                              1.0%         $   38,478,382
Brazil                                                 0%                119,629
Canada                                               1.1%             42,265,083
France                                               0.8%             32,147,942
Germany                                              0.9%             34,013,292
Netherlands                                          0.5%             19,976,881
United Kingdom                                       0.8%             31,223,900
United States++                                     94.9%          3,689,718,502
--------------------------------------------------------------------------------
Total                                              100.0%         $3,887,943,611

++Includes Short-Term Securities (83.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND                         Karen L. Reidy, portfolio manager

For the 12-month period ended October 31, 2002, Janus Core Equity Fund declined 10.26%, surpassing its benchmark, the S&P 500(R) Index, which declined 15.10%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 60th out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Encouraging news early in our fiscal year suggested an economic recovery was at hand. Those signs proved premature, however, as the economy took a turn for the worse during the spring. Mirroring this downturn, stocks struggled under the weight of ongoing corporate scandals and lingering weakness in company profits. Meanwhile, despite interest rates at 41-year lows, consumer spending moderated as Americans reacted to plunging share prices and tepid job growth by tightening their belts. Adding to the relentless uncertainty was a looming war with Iraq. As the period drew to a close, the most widely watched stock market measures had posted disappointing losses.

It goes without saying that the past two years have been particularly difficult for investors. What's more, I see further challenges ahead for both the economy and stock market. Given that, I believe it is more important than ever to adhere to our strategy of focusing on companies with clean balance sheets, rising returns on capital, improving free cash flow and trustworthy managements that have proven to be good shepherds of capital.

Perennial standout and longtime holding Anheuser-Busch exemplifies these qualities. Among the reasons I was first attracted to the brewer was its history of consistent, predictable earnings growth. And Anheuser-Busch has not disappointed. Despite a sluggish economy, the company has continued to deliver, recently turning in its 16th straight quarter of double-digit earnings growth. Plus, in a climate where pricing power is rare, the maker of Budweiser, Bud Light and Michelob has been able to raise prices and boost volume as it grows its market share and solidifies its industry dominance.

Another contributor was Procter & Gamble. Over the past two years, the largest U.S. household-goods maker has undergone a sweeping restructuring as new CEO A.G. Lafley has streamlined the company's product line and concentrated on core brands. Rather than overreaching on new product development and overspending on initial marketing launches, Lafley is improving current brands, which has reduced costs and increased sales. Moreover, in my view, the acquisition of haircare company Clairol has further enhanced Procter & Gamble's appeal.

Gannett Co., a new addition to the Fund, also supported our performance. My interest in the media giant was piqued by the strength of its USA Today brand. In researching the company, we were pleased to discover that Gannett, which also owns a variety of local newspapers and television stations from Des Moines to the United Kingdom, enjoys substantial asset value, healthy cash flow and relatively low debt. Furthermore, unlike many of its peers Gannett has been able to navigate the recent slump in advertising spending, benefiting from a shift from national advertising to more targeted and cost-effective local ad campaigns.

Hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

Industrial conglomerate Honeywell International also hindered the Fund's results. The biggest maker of cockpit systems and electronics has been hard hit by the near-collapse in the aviation industry and the sharp slowdown in business capital investment. I believe both the economy and capital spending, however, eventually will rebound. Additionally, Honeywell has unique market share strength in its products. In light of the company's position and focus on cost removal, as well as increasing defense budgets, Honeywell remains in the Fund.

Looking ahead, despite the most attractive equity valuations I have seen in years, emotion may continue to drive the market. Nevertheless, I am focused on using the market disruption to find compelling investment opportunities with the potential for long-term rewards.

Thank you for your investment in Janus Core Equity Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Core Equity Fund 3 out of 452 large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

16  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.6%                87.0%
  Foreign                                             11.3%                 7.1%
Top 10 Equities                                       28.7%                28.3%
Number of Stocks                                         76                   64
Cash, Cash Equivalents and
  Fixed-Income Securities                              9.4%                13.0%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             7.2%                 3.4%
Diversified Operations                                 5.7%                 7.2%
Oil Companies - Integrated                             5.0%                 2.9%
Multi-Line Insurance                                   4.2%                 3.0%
Automotive - Cars and Light Trucks                     4.0%                 2.3%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                        3.4%                 2.4%
Marsh & McLennan Companies, Inc.                       3.2%                 2.6%
Gannett Company, Inc.                                  3.1%                 0.6%
Viacom, Inc. - Class B                                 2.9%                 2.1%
Berkshire Hathaway, Inc. - Class B                     2.8%                 1.8%
Exxon Mobil Corp.                                      2.8%                 2.1%
Citigroup, Inc.                                        2.7%                 5.7%
Anheuser-Busch Companies, Inc.                         2.6%                 2.1%
CNF, Inc.                                              2.6%                   --
3M Co.                                                 2.6%                 2.4%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                   One Year     Five Year     Since 6/28/96*

Janus Core Equity Fund             (10.26)%       6.41%           11.54%
S&P 500(R)Index                    (15.10)%       0.73%            6.06%

Janus Core Equity
Fund
$19,990

S&P 500(R) Index
$14,515
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($19,990) as compared to the S&P 500 Index ($14,515).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.4%
Advertising Sales - 0.9%
     195,560    Lamar Advertising Co.* ......................     $    6,637,306

Aerospace and Defense - 1.3%
     114,515    General Dynamics Corp. ......................          9,061,572

Applications Software - 2.1%
     278,340    Microsoft Corp.* ............................         14,882,840

Automotive - Cars and Light Trucks - 1.3%
     263,296    BMW A.G. ....................................          9,386,941

Automotive - Truck Parts and Equipment - 0.5%
     104,115    Lear Corp.* .................................     $    3,805,403

Beverages - Non-Alcoholic - 1.7%
     270,260    PepsiCo, Inc. ...............................         11,918,466

Beverages - Wine and Spirits - 1.3%
     834,704    Diageo PLC ..................................          9,371,770

Brewery - 2.6%
     350,230    Anheuser-Busch Companies, Inc. ..............         18,478,135

Broadcast Services and Programming - 1.9%
     104,770    Clear Channel Communications, Inc.* .........          3,881,728
   1,168,350    Liberty Media Corp. - Class A* ..............          9,662,254

                                                                      13,543,982

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Cable Television - 1.1%
     126,483    Comcast Corp. - Special Class A* ............     $    2,910,374
     168,558    Cox Communications, Inc. - Class A* .........          4,618,489

                                                                       7,528,863

Chemicals - Diversified - 1.0%
     162,180    E.I. du Pont de Nemours and Co. .............          6,689,925

Computers - Peripheral Equipment - 1.7%
     196,985    Lexmark International Group, Inc. - Class A*          11,704,849

Consulting Services - 0.6%
     233,745    Accenture, Ltd. - Class A (New York Shares)*           3,945,616

Cosmetics and Toiletries - 3.9%
      25,945    Avon Products, Inc. .........................          1,258,073
     108,520    Colgate-Palmolive Co. .......................          5,966,430
     217,510    Estee Lauder Companies, Inc. - Class A ......          6,333,891
     113,460    International Flavors & Fragrances, Inc. ....          3,806,583
     112,630    Procter & Gamble Co. ........................          9,962,123

                                                                      27,327,100

Data Processing and Management - 3.4%
     563,660    Automatic Data Processing, Inc. .............         23,972,460

Diversified Financial Services - 2.7%
     517,435    Citigroup, Inc. .............................         19,119,223

Diversified Operations - 5.7%
     140,915    3M Co. ......................................         17,887,750
     134,270    Cooper Industries, Ltd. - Class A ...........          4,228,162
     290,310    General Electric Co. ........................          7,330,327
     463,350    Honeywell International, Inc. ...............         11,092,599

                                                                      40,538,838

Electronic Components - Semiconductors - 0.4%
     182,415    Texas Instruments, Inc. .....................          2,893,102

Electronic Design Automation - 0.4%
     291,415    Cadence Design Systems, Inc.* ...............          2,952,034

Food - Diversified - 1.8%
     163,350    H.J. Heinz Co. ..............................          5,253,336
     117,750    Unilever N.V. (New York Shares) .............          7,537,177

                                                                      12,790,513

Food - Retail - 0.7%
     324,680    Kroger Co.* .................................          4,818,251

Hotels and Motels - 3.0%
     295,773    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          7,264,185
     274,160    Marriott International, Inc. - Class A ......          8,479,769
     246,380    Starwood Hotels & Resorts Worldwide, Inc. ...          5,740,654

                                                                      21,484,608

Insurance Brokers - 3.2%
     490,060    Marsh & McLennan Companies, Inc. ............         22,890,703

Life and Health Insurance - 1.8%
     418,465    AFLAC, Inc. .................................         12,738,075

Medical - Drugs - 2.6%
     380,390    Pfizer, Inc. ................................     $   12,084,990
     136,665    Schering-Plough Corp. .......................          2,917,798
     100,025    Wyeth .......................................          3,350,837

                                                                      18,353,625

Medical Instruments - 1.3%
     204,855    Medtronic, Inc. .............................          9,177,504

Medical Products - 0.9%
     111,325    Johnson & Johnson ...........................          6,540,344

Multi-Line Insurance - 4.2%
     314,490    Allstate Corp. ..............................         12,510,412
     273,918    American International Group, Inc. ..........         17,133,571

                                                                      29,643,983

Multimedia - 7.2%
     568,525    AOL Time Warner, Inc.* ......................          8,385,744
     290,480    Gannett Company, Inc. .......................         22,056,146
     454,938    Viacom, Inc. - Class B* .....................         20,294,784

                                                                      50,736,674

Non-Hazardous Waste Disposal - 0.7%
     206,300    Waste Management, Inc. ......................          4,749,026

Oil Companies - Exploration and Production - 2.7%
     164,100    Apache Corp. ................................          8,871,246
     238,390    Burlington Resources, Inc. ..................          9,821,668

                                                                      18,692,914

Oil Companies - Integrated - 5.0%
     157,183    EnCana Corp. ................................          4,563,436
     168,505    EnCana Corp. (New York Shares) ..............          4,903,496
     586,410    Exxon Mobil Corp. ...........................         19,738,561
      45,292    Total Fina Elf S.A. .........................          6,239,157

                                                                      35,444,650

Pipelines - 0.6%
     138,315    Kinder Morgan Management LLC* ...............          4,112,105

Property and Casualty Insurance - 0.8%
      77,580    XL Capital, Ltd. - Class A ..................          5,907,717

Reinsurance - 2.8%
       8,108    Berkshire Hathaway, Inc. - Class B* .........         19,945,680

Retail - Discount - 1.9%
      48,955    Costco Wholesale Corp.* .....................          1,661,043
       5,990    Target Corp. ................................            180,419
     140,455    TJX Companies, Inc. .........................          2,882,137
     165,630    Wal-Mart Stores, Inc. .......................          8,869,486

                                                                      13,593,085

Semiconductor Components/Integrated Circuits - 1.2%
     140,565    Linear Technology Corp. .....................          3,885,217
     149,320    Maxim Integrated Products, Inc.* ............          4,754,349

                                                                       8,639,566

Super-Regional Banks - 2.3%
     114,395    Bank of America Corp. .......................          7,984,771
     407,023    U.S. Bancorp ................................          8,584,115

                                                                      16,568,886

See Notes to Schedules of Investments and Financial Statements.

18  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.4%
     211,405    AT&T Corp. ..................................     $    2,756,721

Textile-Home Furnishings - 0.9%
     115,000    Mohawk Industries, Inc.* ....................          6,158,250

Tobacco - 0.4%
      62,170    Philip Morris Companies, Inc. ...............          2,533,428

Toys - 0.9%
     324,600    Mattel, Inc. ................................          5,959,656

Transportation - Air Freight - 2.6%
     564,205    CNF, Inc. ...................................         18,161,759

Transportation - Railroad - 1.2%
     203,625    Canadian National Railway Co.
                  (New York Shares) .........................          8,688,679

Transportation - Services - 1.2%
     155,585    FedEx Corp. .................................          8,275,566

Web Portals/Internet Service Providers - 0.6%
     287,060    Yahoo!, Inc.* ...............................          4,282,935
--------------------------------------------------------------------------------
Total Common Stock (cost $642,728,623) ......................        617,403,328
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Brewery - 0.1%
$    780,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................            861,420

Cellular Telecommunications - 0.4%
   2,774,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          2,857,220
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $3,564,512) .....................          3,718,640
--------------------------------------------------------------------------------
Preferred Stock - 3.2%
Automotive - Cars and Light Trucks - 2.7%
     178,015    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          6,542,051
     223,275    General Motors Corp. - Series A
                  convertible, 4.50% ........................          5,023,688
      16,162    Porsche A.G. ................................          7,714,707

                                                                      19,280,446

Publishing - Newspapers - 0.5%
      50,455    Tribune Co., convertible, 2.00% .............          3,569,691
--------------------------------------------------------------------------------
Total Preferred Stock (cost $25,698,643) ....................         22,850,137
--------------------------------------------------------------------------------
U.S. Government Obligations - 0.4%
                Fannie Mae:
$    590,000      3.625%, due 4/15/04 .......................            606,511
   1,010,000      5.625%, due 5/14/04 .......................          1,069,849
     595,000      6.50%, due 8/15/04 ........................            643,332
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $2,281,360) .........          2,319,692
--------------------------------------------------------------------------------
Repurchase Agreement - 7.0%
$ 49,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $49,502,647
                  collateralized by $76,520,557
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,167,487 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $49,144,055
                  and $1,345,947 (cost $49,500,000) .........     $   49,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $723,773,138) - 98.5% .........        695,791,797
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         10,756,526
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  706,548,323
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.0%         $   14,081,495
Canada                                               3.7%             25,419,796
France                                               0.9%              6,239,157
Germany                                              2.5%             17,101,648
Netherlands                                          1.1%              7,537,177
United Kingdom                                       1.3%              9,371,770
United States++                                     88.5%            616,040,754
--------------------------------------------------------------------------------
Total                                              100.0%         $  695,791,797

++Includes Short-Term Securities (81.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND                        Jonathan Coleman, portfolio manager

For the 12 months ended October 31, 2002, Janus Enterprise Fund declined 22.72%, lagging the 4.78% decline posted by its benchmark, the S&P MidCap 400 Index.(1) This performance earned the Fund a third-quartile ranking, placing it 258th out of 414 multi-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

The year offered a wild ride for the market, which was mired in negative investor sentiment fueled by an uncertain corporate earnings picture and, more importantly, the ongoing weight of corporate accounting scandals.

[PHOTO]

I have not changed my investment approach since taking over as portfolio manager of the Fund in February 2002. I have positioned the portfolio more broadly across industries and continue to focus on identifying companies with strong market positions, as evidenced by stable and improving margins over time. Most importantly, I want to own businesses with low debt levels that generate significant free cash flow from their operations. This is a time when many question the integrity of corporate income statements and balance sheets. Free cash flow remains the ultimate barometer on which the value of a company can be measured, and it is very difficult to fake. I put substantial effort into identifying companies that generate significant free cash flow today and will use it to the benefit of shareholders, via dividends, share repurchase, debt repayment, or smart acquisitions.

Moving on to the performance of the Fund, let me say that I am not happy with the results this year. The first goal is to make money for our shareholders, and we failed to achieve this objective. However, I am encouraged that our relative performance improved during the year, and I feel we have identified many companies at very attractive prices relative to their free cash flow.(3)

Detracting from our performance was Mortgage Guarantee Investment Corporation
(MGIC), which provides private mortgage insurance - a requirement on all residential real estate purchased with less than a 20% down payment. Given the upfront costs the company bears on a mortgage origination, MGIC suffered from a surge in refinancings caused by the substantial drop in interest rates during the year. Refinancing levels tend to be quite volatile and have recently been at an all-time high. Furthermore, even though MGIC suffers in the very near term, the company continues to write insurance that should produce strong cash flow in the years to come. We feel the stock is substantially undervalued and it remains a holding in the Fund.

We also suffered losses in clinical testing provider Laboratory Corporation of America. Although it was a positive contributor to the Fund for the first half of the period, more recently the company lowered its earnings expectations due to pricing competition. We find the threat of competition concerning, and while the Fund continues to own a substantial amount of the stock, we will keep a close watch on Laboratory Corporations' pricing developments.

Another disappointment was Concord EFS, Inc. The electronic transaction and data processing firm was hit hard by its poor second-quarter earnings. Concord disclosed a one-time sale of equipment that contributed to its second-quarter results. This was troubling to the market and to us as the company makes the vast majority of its income from a recurring revenue transaction model, not a hardware sale. We consequently trimmed our position.

There were some bright spots in the midst of a dreary market. We achieved gains from our investment in International Game Technology (IGT), a slot machine manufacturer that controls roughly 70% market share in the United States. IGT maintains its strong position by substantially outspending its competition in R&D, resulting in a product line that remains innovative. Unit demand is strong as existing local and destination casinos thrive in the midst of a difficult economic environment.

Another longtime holding that performed well was Apollo Group, which operates the University of Phoenix. Apollo continues to expand operating margins impressively at both its physical campuses and within its online course offerings. In addition to the growing demand for adult education, the company also benefiting from the pricing umbrella created by double-digit tuition increases at many public and private universities around the country.

Going forward, I continue to focus on balancing the Fund in this unpredictable environment. To me, this means looking broadly across all industries and market capitalizations for investment ideas while remaining true to the Fund's investment discipline. Volatility in the market is here to stay - this is both good and bad. It provides the opportunity to buy great franchises at discounts to their fair value (our research team uncovers these opportunities every day) and also creates risk. I feel the best way to insulate against that risk on a forward basis is by running a flat portfolio. As such, I keep the top position size in the portfolio capped at approximately 3%. I believe this positioning may help to provide the best opportunity for outperformance in both good and bad markets.

Thank you for your continued investment in Janus Enterprise Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Enterprise Fund 76th out of 162 and 27th out of 50 multi-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Enterprise Fund 3-month and 6-month performance are reported as a loss of 2.09% and a loss of 19.40%, respectively. The S&P MidCap 400 Index performance for the same time period was a loss of 3.58% and a loss of 20.66%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

20  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              86.5%                93.7%
  Foreign                                              6.1%                   --
Top 10 Equities                                       22.7%                34.0%
Number of Stocks                                         94                   70
Cash, Cash Equivalents and
  Fixed-Income Securities                             13.5%                 6.3%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Reinsurance                                            5.6%                 2.0%
Radio                                                  3.8%                 1.3%
Medical Instruments                                    3.8%                 1.5%
Oil Companies
  - Exploration and Production                         3.5%                 1.0%
Schools                                                3.4%                 4.1%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                     3.3%                 2.0%
Lamar Advertising Co.                                  2.9%                 1.6%
St. Jude Medical, Inc.                                 2.8%                 0.9%
International Game Technology                          2.5%                   --
Apollo Group, Inc. - Class A                           2.4%                 3.7%
Kinder Morgan, Inc.                                    2.0%                 3.2%
AFLAC, Inc.                                            1.9%                 0.7%
Laboratory Corporation of
  America Holdings                                     1.7%                 2.3%
Health Management Associates,
  Inc. - Class A                                       1.6%                 1.4%
Moody's Corp.                                          1.6%                 0.6%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                              One Year    Five Year    Ten Year    Since 9/1/92*
Janus Enterprise Fund         (22.72)%     (1.33)%       7.20%         8.46%
S&P MidCap 400 Index           (4.78)%      7.23%       12.78%        12.98%

Janus Enterprise
Fund
$22,835

S&P MidCap
400 Index
$34,567

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($22,835) as compared to the S&P MidCap 400 Index ($34,567).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includeds reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.5%
Advertising Sales - 2.9%
   1,568,310    Lamar Advertising Co.* ......................     $   53,228,441

Agricultural Operations - 0.2%
     123,040    Bunge, Ltd. .................................          3,122,755

Airlines - 0.9%
     445,533    Ryanair Holdings PLC (ADR)* .................         16,578,283

Automotive - Truck Parts and Equipment - 0.4%
     206,815    Lear Corp.* .................................          7,559,088

Building - Mobile Home and Manufactured Housing - 0.3%
     555,395    Clayton Homes, Inc. .........................     $    6,287,071

Building - Residential and Commercial - 1.3%
      68,400    NVR, Inc.* ..................................         23,187,600

Casino Services - 2.5%
     611,655    International Game Technology* ..............         46,002,573

Commercial Banks - 2.9%
     201,950    Commerce Bancorp, Inc. ......................          9,271,524
     151,315    M&T Bank Corp. ..............................         12,395,725
     683,520    National Commerce Financial Corp. ...........         16,732,570
     273,870    North Fork Bancorporation, Inc. .............         10,533,040
     101,875    TCF Financial Corp. .........................          4,323,575

                                                                      53,256,434

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 3.3%
     362,315    Concord EFS, Inc.* ..........................     $    5,173,858
     627,280    Moody's Corp. ...............................         29,544,888
     910,576    Paychex, Inc. ...............................         26,242,800

                                                                      60,961,546

Computer Services - 0.6%
     579,090    BISYS Group, Inc.* ..........................         10,365,711

Computers - 0.7%
     769,710    Apple Computer, Inc.* .......................         12,369,240

Containers - Metal and Glass - 1.4%
     536,705    Ball Corp. ..................................         25,992,623

Data Processing and Management - 0.4%
     376,250    Certegy, Inc.* ..............................          7,901,250

Disposable Medical Products - 0.7%
     224,830    C.R. Bard, Inc. .............................         12,574,742

Distribution and Wholesale - 1.0%
     109,160    Fastenal Co. ................................          3,705,982
     306,655    W.W. Grainger, Inc. .........................         14,860,501

                                                                      18,566,483

Diversified Operations - 2.1%
   2,194,205    Cendant Corp.* ..............................         25,233,357
      65,397    Lancaster Colony Corp. ......................          2,972,294
     233,810    SPX Corp.* ..................................          9,822,358

                                                                      38,028,009

E-Commerce/Services - 1.1%
     314,480    eBay, Inc.* .................................         19,894,005

Electric Products - Miscellaneous - 0.7%
     352,790    AMETEK, Inc. ................................         12,449,959

Electronic Components - Semiconductors - 0.9%
     474,660    Cree, Inc.*,# ...............................          8,187,885
     698,495    National Semiconductor Corp.* ...............          9,276,014

                                                                      17,463,899

Electronic Design Automation - 0.4%
     714,280    Cadence Design Systems, Inc.* ...............          7,235,656

Entertainment Software - 1.1%
     307,075    Electronic Arts, Inc.* ......................         19,996,724

Fiduciary Banks - 1.3%
     690,675    Northern Trust Corp. ........................         24,049,303

Finance - Investment Bankers/Brokers - 1.1%
     394,940    Lehman Brothers Holdings, Inc. ..............         21,038,454

Financial Guarantee Insurance - 1.3%
     563,630    MGIC Investment Corp. .......................         23,649,915

Food - Dairy Products - 1.3%
     630,315    Dean Foods Co.* .............................         23,630,509

Health Care Cost Containment - 1.4%
   1,016,445    First Health Group Corp.* ...................         26,407,241

Hotels and Motels - 1.3%
     296,075    Marriott International, Inc. - Class A ......          9,157,600
     664,525    Starwood Hotels & Resorts Worldwide, Inc. ...         15,483,432

                                                                      24,641,032

Human Resources - 1.0%
   1,152,655    Robert Half International, Inc.* ............     $   19,249,338

Industrial Gases - 0.3%
     100,890    Praxair, Inc. ...............................          5,498,505

Instruments - Scientific - 0.3%
     151,315    Millipore Corp. .............................          5,146,223

Internet Brokers - 0.4%
     901,465    Charles Schwab Corp. ........................          8,275,449

Investment Management and Advisory Services - 1.0%
     634,275    T. Rowe Price Group, Inc. ...................         17,905,583

Life and Health Insurance - 1.9%
   1,193,310    AFLAC, Inc. .................................         36,324,356

Medical - Biomedical and Genetic - 0.7%
     703,035    Enzon, Inc.* ................................         13,638,879

Medical - Drugs - 1.4%
     173,140    Forest Laboratories, Inc.* ..................         16,965,989
     625,145    King Pharmaceuticals, Inc.* .................          9,595,976

                                                                      26,561,965

Medical - Generic Drugs - 0.4%
     136,745    Barr Laboratories, Inc.* ....................          8,044,708

Medical - HMO - 0.9%
     275,130    Anthem, Inc.* ...............................         17,333,190

Medical - Hospitals - 2.3%
     571,920    Community Health Care Corp.* ................         13,440,120
   1,552,535    Health Management Associates, Inc. - Class A          29,684,469

                                                                      43,124,589

Medical Instruments - 3.8%
   1,072,885    Apogent Technologies, Inc.* .................         19,505,049
   1,441,575    St. Jude Medical, Inc.* .....................         51,334,486

                                                                      70,839,535

Medical Labs and Testing Services - 3.0%
   1,292,800    Laboratory Corporation of America Holdings* .         31,156,480
     379,450    Quest Diagnostics, Inc.* ....................         24,220,293

                                                                      55,376,773

Medical Products - 1.1%
     311,340    Stryker Corp. ...............................         19,645,554

Non-Hazardous Waste Disposal - 0.2%
     548,350    Allied Waste Industries, Inc.* ..............          4,469,053

Oil Companies - Exploration and Production - 3.5%
     793,865    EOG Resources, Inc. .........................         29,396,821
     267,985    Murphy Oil Corp. ............................         22,465,183
     724,685    Ocean Energy, Inc. ..........................         13,500,882

                                                                      65,362,886

Oil Field Machinery and Equipment - 0.7%
     407,660    Smith International, Inc.* ..................         12,743,452

Optical Supplies - 0.4%
     195,595    Alcon, Inc. (New York Shares)* ..............          8,023,307

Pipelines - 2.0%
   1,034,585    Kinder Morgan, Inc. .........................         37,876,157

Printing - Commercial - 0.5%
     359,937    Valassis Communications, Inc.* ..............          9,286,375

See Notes to Schedules of Investments and Financial Statements.

22  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Property and Casualty Insurance - 2.1%
     362,677    W. R. Berkley Corp. .........................     $   13,473,451
     322,700    XL Capital, Ltd. - Class A ..................         24,573,605

                                                                      38,047,056

Radio - 3.8%
     658,750    Cox Radio, Inc. - Class A* ..................         15,638,725
     368,550    Entercom Communications Corp.* ..............         18,140,031
     832,845    Hispanic Broadcasting Corp.* ................         17,906,168
     533,810    Westwood One, Inc.* .........................         19,377,303

                                                                      71,062,227

Reinsurance - 5.6%
      24,930    Berkshire Hathaway, Inc. - Class B* .........         61,327,800
     259,035    Everest Re Group, Ltd. ......................         15,029,211
     187,485    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,762,119
     574,725    RenaissanceRe Holdings, Ltd. ................         23,563,725

                                                                     104,682,855

Retail - Discount - 0.2%
     145,940    Fred's, Inc. ................................          3,982,849

Retail - Office Supplies - 0.8%
     926,010    Staples, Inc.* ..............................         14,353,155

Retail - Restaurants - 0.9%
      77,905    Darden Restaurants, Inc. ....................          1,478,637
     689,185    Yum! Brands, Inc.* ..........................         15,527,338

                                                                      17,005,975

Satellite Telecommunications - 1.3%
   1,153,035    EchoStar Communications Corp.* ..............         23,510,384

Savings/Loan/Thrifts - 0.4%
     543,640    Sovereign Bancorp, Inc. .....................          7,654,451

Schools - 3.4%
   1,089,463    Apollo Group, Inc. - Class A* ...............         45,212,714
     585,105    University of Phoenix Online* ...............         18,196,765

                                                                      63,409,479

Semiconductor Components/Integrated Circuits - 0.8%
     742,345    Integrated Device Technology, Inc.* .........          7,332,142
     472,820    Marvell Technology Group, Ltd.* .............          7,664,412

                                                                      14,996,554

Semiconductor Equipment - 2.0%
     486,595    KLA-Tencor Corp.* ...........................         17,327,648
     610,825    Novellus Systems, Inc.* .....................         19,302,070

                                                                      36,629,718

Textile - Home Furnishings - 1.4%
     467,715    Mohawk Industries, Inc.* ....................         25,046,138

Tools - Hand Held - 0.7%
     427,840    Stanley Works ...............................         13,849,181

Transportation - Air Freight - 0.9%
     489,605    CNF, Inc. ...................................         15,760,385

Transportation - Railroad - 0.8%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         10,052,625
     152,500    CSX Corp. ...................................          4,209,000

                                                                      14,261,625

Transportation - Services - 0.4%
     226,860    Expeditors International of Washington, Inc.      $    7,148,359

Travel Services - 1.7%
      69,860    Hotels.com - Class A* .......................          4,355,771
   1,097,690    USA Interactive* ............................         27,760,580

                                                                      32,116,351
--------------------------------------------------------------------------------
Total Common Stock (cost $1,738,208,579) ....................      1,604,681,165
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Wireless Equipment - 0.1%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,551,017)           1,925,000
--------------------------------------------------------------------------------
Repurchase Agreement - 4.1%
  75,100,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $75,104,016
                  collateralized by $116,094,825
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,771,279 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $74,559,970
                  and $2,042,033 (cost $75,100,000) .........         75,100,000
--------------------------------------------------------------------------------
Time Deposits - 7.8%
                ABN Amro Bank N.V.
  90,000,000      1.85%, 11/1/02 ............................         90,000,000
                Societe Generale, New York
  54,700,000      1.875%, 11/1/02 ...........................         54,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $144,700,000) .....................        144,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.7%
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $49,972,979) .         49,972,979
--------------------------------------------------------------------------------
Total Investments (total cost $2,010,532,575) - 101.2% ......      1,876,379,144
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2)%     (22,186,857)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,854,192,287
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              4.2%         $   78,715,827
Canada                                               0.5%             10,052,625
Ireland                                              0.9%             16,578,283
Switzerland                                          0.4%              8,023,307
United States++                                     94.0%          1,763,009,102
--------------------------------------------------------------------------------
Total                                              100.0%         $1,876,379,144

++Includes Short-Term Securities (79.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND                 Thomas Malley, portfolio manager

For the 12 months ended October 31, 2002, Janus Global Life Sciences Fund fell 24.35%, lagging the 15.10% loss posted by its benchmark, the S&P 500(R) Index.(1) In turn, the Fund earned a third-quartile ranking, placing it 105th out of 178 health/ biotechnology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

Restrained corporate spending, increasingly uneasy consumers and fears of war weighed on investors through much of the period, contributing to the broader stock market's losses. The pessimism spread to the traditionally resilient life sciences sector, which was also tarnished by some high-profile earnings disappointments and drug development missteps.

[PHOTO]

Generally speaking, the life sciences industry is less sensitive to economic swings, and we believe the nation's aging demographics still point to continually strong demand for effective healthcare products and services. That said, competitive and regulatory challenges abound, and the challenge remains identifying the better-run companies with the potential to thrive.

Two Fund holdings that significantly detracted from our overall returns, despite contributing strongly during the first six months of the period, were Wyeth and Laboratory Corporation of America.

Specifically, pharmaceutical company Wyeth experienced recent delays in manufacturing approvals for a number of products, especially involving the Prevnar vaccine for pneumonia. Controversy surrounding hormone replacement treatments such as the company's Premarin and Prempro products also pressured the stock, as did weakened consumer business. In our view, Wyeth remains undervalued. Although we continue to own it, we are watching developments carefully.

Similarly, Laboratory Corporation of America worked against us. The operator of a national network of clinical testing facilities suffered as some market observers expressed concern over an end to a period of solid growth and pricing power. While acknowledging the growth rate has moderated, we believe the market overreacted in its sell-off.

We chose to exit Sanofi-Synthelabo, a large French pharmaceutical company caught up in concerns over patent expirations and potential competition from new generic compounds. The company's results also suffered as a result of inventory accounting issues, which affected sales figures for its blood-clotting medication Plavix and blood-pressure treatment Avapro, both marketed in the U.S. by Bristol-Myers Squibb.

On the positive side, vision care company Alcon posted gains. Along with renewed confidence in its core ophthalmic business, the Switzerland-based firm's outlook brightened as its Anecortave Acetate treatment moved into a Phase III study following encouraging results in previous studies. The medication treats wet age-related macular degeneration, a leading cause of vision loss in older people, and requires two series of injections per year - a more convenient dosage regimen than the sole drug currently on the market.

Another winner was pharmaceutical firm Forest Laboratories, which received Food and Drug Administration (FDA) approval for its depression treatment Lexapro. Early feedback on Lexapro has been positive and we believe its promising competitive position should augment Forest's already-strong antidepressant position with Celexa.

Within the healthcare area, two stocks in particular contributed positively:
WellPoint Health Networks, Inc. and Anthem, Inc. WellPoint is a 12 million member-strong managed healthcare company offering a wide product line of network-based managed care plans. Anthem, which specializes in health benefits, provides a much-sought mix of managed care, administrative and partially insured products for employer self-funded plans. Both companies' shares rose surrounding excellent earnings news for the second and third quarters of 2002. While the stocks tapered off due to investors' recent rotation away from healthcare stocks, we believe the near-term fall off is temporary.

New positions included a stake in medical device developer Boston Scientific. The company reported upbeat results from an early-stage study of Taxus II, its next-generation drug-coated stent, which is a wire mesh device that props open damaged blood vessels. If studies continue to produce positive outcomes and the technology is approved by the FDA, the coated stents, which are engineered to reduce scarring, have the potential to accelerate the company's profits in about 18 months.

Looking ahead, we're hopeful that the October confirmation of Dr. Mark McClellan as FDA commissioner helps smooth the way for pharmaceutical companies and other life sciences innovators. The regulatory agency had been without a leader since January 2000, and we believe, like many others, that the situation affected the drug approval process. Of course, there's no telling if the high rejection rate of new drug applications will continue, but we're pleased the vacancy was finally filled.

Given the world's instability, it may take some time before conditions normalize and the U.S. experiences steady, consistent economic growth. But no matter how the market undulates in the coming months and years, we remain focused on life sciences companies with strong free cash flow, exposure to robust markets and the ability to meet new medical demands.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

24  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              97.8%                99.0%
  Foreign                                             23.0%                24.7%
Top 10 Equities                                       30.2%                33.4%
Number of Stocks                                         51                   60
Cash and Cash Equivalents                              2.2%                 1.0%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                       32.9%                37.6%
Medical - HMO                                         12.9%                 7.2%
Medical Instruments                                    9.5%                 5.9%
Medical - Hospitals                                    8.1%                 6.5%
Medical Products                                       6.4%                 9.3%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oxford Health Plans, Inc.                              3.7%                 2.0%
UnitedHealth Group, Inc.                               3.2%                 1.9%
WellPoint Health Networks, Inc.                        3.1%                 2.3%
Medtronic, Inc.                                        3.0%                 1.3%
HCA, Inc.                                              2.9%                 2.1%
Biomet, Inc.                                           2.9%                 1.9%
Anthem, Inc.                                           2.9%                 0.9%
Boston Scientific Corp.                                2.9%                   --
Priority Healthcare Corp. - Class B                    2.8%                 1.8%
Pharmaceutical Resources, Inc.                         2.8%                 2.4%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                         One Year          Since 12/31/98*

Janus Global Life Sciences Fund          (24.35)%               6.74%
S&P 500(R)Index                          (15.10)%              (6.98)%

Janus Global Life
Sciences Fund
$12,840

S&P 500(R) Index
$7,579
-------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($12,840) as compared to the S&P 500 Index ($7,579).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Agricultural Operations - 1.9%
   1,624,568    Monsanto Co. ................................     $   26,854,109

Drug Delivery Systems - 0.8%
     683,074    Andrx Corp.* ................................         10,553,493

Health Care Cost Containment - 2.3%
   1,075,585    McKesson Corp. ..............................         32,063,189

Instruments - Scientific - 1.5%
   1,043,350    Applera Corp. - Applied Biosystems Group ....     $   21,106,971

Medical - Biomedical and Genetic - 4.4%
     296,530    Amgen, Inc.* ................................         13,806,437
     207,310    Biogen, Inc.* ...............................          7,606,204
     281,490    Chiron Corp.* ...............................         11,118,855
     827,250    Genentech, Inc.* ............................         28,200,953

                                                                      60,732,449

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Medical - Drugs - 32.9%
     493,620    Abbott Laboratories .........................     $   20,667,869
     310,466    Altana A.G.** ...............................         14,945,724
     267,585    Aventis S.A.** ..............................         16,018,999
   1,072,435    Biovail Corp. (New York Shares)* ............         33,942,568
     632,160    Bristol-Myers Squibb Co. ....................         15,557,458
     310,830    Cephalon, Inc.* .............................         15,616,099
   1,363,000    Daiichi Pharmaceutical Co., Ltd.** ..........         19,915,498
     306,365    Forest Laboratories, Inc.* ..................         30,020,706
     958,505    King Pharmaceuticals, Inc.* .................         14,713,052
     930,820    Pfizer, Inc. ................................         29,572,151
     470,005    Pharmacia Corp. .............................         20,210,215
   1,626,390    Priority Healthcare Corp. - Class B* ........         39,505,013
     315,090    Schering A.G.** .............................         14,463,109
     782,985    Schering-Plough Corp. .......................         16,716,730
      30,226    Serono S.A. - Class B** .....................         16,871,964
   1,136,210    Shire Pharmaceuticals Group PLC (ADR)*,** ...         26,541,866
  21,330,628    SkyePharma PLC*,** ..........................         16,018,489
     504,240    Teva Pharmaceutical Industries, Ltd. (ADR) ..         39,043,303
     638,825    Wyeth .......................................         21,400,638
   1,463,500    Yamanouchi Pharmaceutical Co., Ltd.** .......         35,839,032

                                                                     457,580,483

Medical - Generic Drugs - 3.7%
     196,820    Barr Laboratories, Inc.* ....................         11,578,921
   1,670,120    Pharmaceutical Resources, Inc.*,ss.,# .......         39,364,728

                                                                      50,943,649

Medical - HMO - 12.9%
     635,820    Anthem, Inc.* ...............................         40,056,660
   1,441,920    Oxford Health Plans, Inc.* ..................         51,274,675
     488,355    UnitedHealth Group, Inc. ....................         44,415,887
     572,020    WellPoint Health Networks, Inc.* ............         43,021,624

                                                                     178,768,846

Medical - Hospitals - 8.1%
     938,495    HCA, Inc. ...................................         40,815,148
   2,029,030    Health Management Associates, Inc.
                  - Class A* ................................         38,795,054
   1,168,655    Tenet Healthcare Corp.* .....................         33,598,831

                                                                     113,209,033

Medical - Wholesale Drug Distributors - 3.4%
     454,035    AmerisourceBergen Corp. .....................         32,304,590
     209,755    Cardinal Health, Inc. .......................         14,517,144

                                                                      46,821,734

Medical Instruments - 9.5%
   1,053,045    Boston Scientific Corp.* ....................         39,626,083
     672,385    Guidant Corp.* ..............................         19,882,424
     913,780    Medtronic, Inc. .............................         40,937,344
     871,935    St. Jude Medical, Inc.* .....................         31,049,605

                                                                     131,495,456

Medical Labs and Testing Services - 4.1%
   1,239,260    Laboratory Corporation of America Holdings* .         29,866,166
     425,745    Quest Diagnostics, Inc.* ....................         27,175,303

                                                                      57,041,469

Medical Products - 6.4%
   1,363,395    Biomet, Inc. ................................     $   40,165,617
   4,872,395    Smith & Nephew PLC** ........................         29,322,938
      31,274    Synthes-Stratec, Inc.** .....................         18,918,758

                                                                      88,407,313

Optical Supplies - 2.7%
     934,180    Alcon, Inc. (New York Shares)*,** ...........         38,320,064

Retail - Drug Store - 1.8%
     888,785    CVS Corp. ...................................         24,646,008

Therapeutics - 1.4%
     381,445    Trimeris, Inc.* .............................         20,178,441
--------------------------------------------------------------------------------
Total Common Stock (cost $1,373,181,387) ....................      1,358,722,707
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
$  9,000,000    Salomon Smith Barney Holdings, Inc., 1.925%
                  dated 10/31/02, maturing 11/1/02
                  to be repurchased at $9,000,481
                  collateralized by $13,912,829
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $212,270 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $8,935,283 and $244,718
                  (cost $9,000,000) .........................          9,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,382,181,387) - 98.4% .......      1,367,722,707
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6%         22,000,210
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,389,722,917
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               2.5%         $   33,942,568
France                                               1.2%             16,018,999
Germany                                              2.1%             29,408,833
Israel                                               2.8%             39,043,303
Japan                                                4.1%             55,754,530
Switzerland                                          5.4%             74,110,786
United Kingdom                                       5.3%             71,883,293
United States++                                     76.6%          1,047,560,395
--------------------------------------------------------------------------------
Total                                              100.0%         $1,367,722,707

++Includes Short-Term Securities (75.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02             4,400,000      $    6,880,713    $    (88,771)
British Pound 4/15/03             5,400,000           8,359,254         (78,354)
Euro 11/7/02                     11,800,000          11,681,543        (348,708)
Euro 2/21/03                     10,000,000           9,851,047        (111,047)
Japanese Yen 11/7/02          1,200,000,000           9,799,119        (361,447)
Japanese Yen 1/31/03          1,150,000,000           9,428,732         (26,393)
Japanese Yen 2/21/03          1,750,000,000          14,359,663        (242,616)
Swiss Franc 11/7/02              20,100,000          13,619,922        (244,407)
Swiss Franc 4/15/03               4,800,000           3,265,449         (50,446)
--------------------------------------------------------------------------------
Total                                            $   87,245,442    $ (1,552,189)

See Notes to Schedules of Investments and Financial Statements.

26  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND                          Mike Lu, portfolio manager

For the 12-months ended October 31, 2002, Janus Global Technology Fund declined 31.67%. This compares to a 15.10% loss posted by its benchmark, the S&P 500(R) Index, and a 21.33% decline by the technology-heavy NASDAQ Composite Index.(1) These results earned the Fund a second-quartile ranking, placing it 129th among 378 science and technology funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A number of key economic indicators boosted investors' optimism early in 2002 that an economic recovery was near. However, by the end of the period, hopes for a resurgence had dissipated under a cloud of discouraging news that included rising unemployment claims, falling consumer confidence, disappointing corporate earnings results, and a potential war between the U.S. and Iraq.

In this challenging environment, we held steadfast to our end-demand-driven portfolio management approach and assessed the spending intentions of corporate IT departments across multiple sectors. Our research again confirmed that, at the corporate level, near-term and medium-term demand for technology-related products and services remains weak. At the consumer level, however, spending is relatively robust with video-game consoles, audio-visual components and digital cameras facing strong demand. While this discretionary spending spree benefited a number of our top holdings, missteps by a few others caused the Fund to decline.

Contributing to our poor performance was Cadence Design Systems, a leader in electronic design automation. Cadence is a premier provider of advanced design tools to the semiconductor industry and has held up well in this difficult market. However, recent pricing issues and a somewhat rough transition from a licensing business model to a subscription-based model pressured Cadence's share price during the period. Because semiconductor component companies need to continually reinvest in the latest design software to maintain their competitive edge, we continue to believe in the long-term fundamentals of Cadence and maintained a position in the stock.

Another long-term holding that detracted from our performance was Celestica, a leader in the electronic manufacturing services (EMS) space, with leading-edge processes in high-density, multi-layer integrated circuit board manufacturing and assembly. Its outsourcing services are deployed broadly by major networking, storage and server original equipment manufacturers (OEMs). As part of our ongoing demand-driven research, we've been carefully observing the deteriorating systems-level infrastructure demand from corporate end-users. While Celestica managed the initial volume declines well, the overall end-demand outlook became so dire that we trimmed and eventually sold our stake in Celestica, anticipating potential earnings and revenue shortfalls. However, we continue to keep a close watch on end-demand trends as Celestica remains a well-positioned player in the EMS field.

Stocks that contributed positively to our performance included Electronic Arts, the leading game console software vendor. Electronic Arts is benefiting from the continuing strength in consumer discretionary spending, which remains unabated in the area of entertainment. In addition, the company has continued to broaden its range of popular software titles and tightened its grip on the lucrative sports game franchise by releasing well-received titles in football, basketball and soccer. We expect Electronic Arts' strong track record of execution to continue in its quest to release compelling game titles with strong player appeal and its initial foray into online gaming.

Nissan Motor Co. also turned in solid results. Our investment thesis for Nissan is premised upon new and ever-growing applications of technology in automobiles. Car manufacturers now depend upon semiconductors, integrated circuits and software in everything from advanced anti-lock brakes to stability control to drive-by-wire steering, turning today's cars into literal PCs on wheels. In addition to being among the innovators in this area, Nissan is nearing completion of a restructuring process, which has enabled it to slash costs while simultaneously improving cycle times for design and production. We believe Nissan's approach of releasing a multitude of differentiated, high-value vehicles addressing a range of niche markets has legs in an environment where sales incentives and commoditization reign.

Going forward, we expect the challenging demand outlook for tech companies to linger through the remainder of 2002, but remain optimistic in the long-term drivers of demand as they pervade all aspects of our personal and professional lives. In light of this, we continue to engage in field research, meeting with industry contacts, information technology officers and, most importantly, end-users with buying-decision authority so that we can better gauge demand for technology from multiple fronts and position the Fund appropriately.

Our focus during these trying times has not changed. We continue to seek businesses with sustainable franchises and the foresight and wherewithal to continue to spend strategically on R&D so that they can emerge from this recessionary period in a stronger position. In addition, we continue to look for companies with stable, subscription-based revenue streams and those that are experiencing specific secular growth drivers. Although such drivers are difficult to find in this broad-based technology downturn, our demand-based research has led us to some that have benefited the Fund, including wireless and consumer demand-driven sectors. We aim to continue our intense research process to ferret out the most promising ideas and areas.

Thank you for your continued investment in Janus Global Technology Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              85.1%                77.2%
  Foreign                                             27.4%                26.1%
    European                                          13.0%                14.7%
Top 10 Equities                                       39.8%                29.1%
Number of Stocks                                         65                   66
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.9%                22.8%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Applications Software                                 14.4%                 8.7%
Telecommunication Equipment                            8.8%                 7.1%
Electronic Components
  - Semiconductors                                     7.3%                10.9%
Entertainment Software                                 6.9%                 2.1%
Aerospace and Defense                                  4.4%                 0.9%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Nokia Oyj                                              6.6%                 5.3%
Electronic Arts, Inc.                                  6.4%                 2.1%
Microsoft Corp.                                        6.1%                 6.0%
Intuit, Inc.                                           5.9%                 2.1%
eBay, Inc.                                             2.6%                 1.1%
Nissan Motor Company, Ltd.                             2.6%                 0.7%
Mattel, Inc.                                           2.6%                 1.1%
Amazon.com, Inc.                                       2.5%                   --
QUALCOMM, Inc.                                         2.3%                 0.9%
Lockheed Martin Corp.                                  2.2%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                        One Year          Since 12/31/98*
Janus Global Technology Fund            (31.67)%              (7.03)%
S&P 500(R)Index                         (15.10)%              (6.98)%
NASDAQ Composite Index                  (21.33)%             (12.23)%

Janus Global
Technology Fund
$7,563

S&P 500(R) Index
$7,579
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($7,563) as compared to the S&P 500 Index ($7,579).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.3%
Aerospace and Defense - 4.4%
   1,119,747    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $   17,557,633
     119,225    General Dynamics Corp. ......................          9,434,274
     480,760    Lockheed Martin Corp. .......................         27,836,004

                                                                      54,827,911

Applications Software - 13.2%
     148,984    Infosys Technologies, Ltd. ..................     $   11,674,369
   1,426,770    Intuit, Inc.* ...............................         74,077,898
   1,434,280    Microsoft Corp.* ............................         76,690,952
     515,461    Satyam Computer Services, Ltd. ..............          2,509,671

                                                                     164,952,890

See Notes to Schedules of Investments and Financial Statements.

28  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.5%
     133,600    Sony Corp.** ................................     $    5,747,240
     694,521    Thomson S.A.*,** ............................         12,799,973

                                                                      18,547,213

Automotive - Cars and Light Trucks - 3.2%
     266,940    Hyundai Motor Company, Ltd.** ...............          6,780,514
   4,263,000    Nissan Motor Company, Ltd.** ................         32,745,169

                                                                      39,525,683

Cable Television - 0.5%
     680,659    British Sky Broadcasting Group PLC*,** ......          6,426,634

Cellular Telecommunications - 1.2%
   2,127,269    Carphone Warehouse PLC*,** ..................          3,233,269
     960,575    China Mobile, Ltd. (ADR)*,** ................         11,767,044

                                                                      15,000,313

Computer Services - 1.2%
     259,866    Atos S.A.*,** ...............................          9,594,065
   1,605,002    Misys PLC** .................................          5,241,779

                                                                      14,835,844

Computers - 4.1%
     872,240    Dell Computer Corp.* ........................         24,954,786
     225,515    IBM Corp. ...................................         17,802,154
  25,102,000    Legend Group, Ltd.** ........................          9,092,479

                                                                      51,849,419

Computers - Integrated Systems - 1.1%
     383,420    Diebold, Inc. ...............................         13,668,923

Computers - Memory Devices - 1.1%
     904,380    VERITAS Software Corp.* .....................         13,791,795

Computers - Peripheral Equipment - 2.6%
   6,909,710    Hon Hai Precision Industry Company, Ltd. ....         24,951,685
     220,667    Logitech International* .....................          7,249,981

                                                                      32,201,666

Consulting Services - 0.7%
     531,420    Accenture, Ltd. - Class A (New York Shares)*           8,970,370

Data Processing and Management - 1.3%
     330,745    Acxiom Corp.* ...............................          4,167,387
     278,030    Automatic Data Processing, Inc. .............         11,824,616

                                                                      15,992,003

Distribution and Wholesale - 1.0%
     336,485    Ingram Micro, Inc. - Class A* ...............          4,821,830
     224,060    Tech Data Corp.* ............................          7,158,717

                                                                      11,980,547

E-Commerce/Products - 2.5%
   1,591,330    Amazon.com, Inc.* ...........................         30,808,149

E-Commerce/Services - 2.6%
     519,920    eBay, Inc.* .................................         32,890,139

Electronic Components - Miscellaneous - 2.2%
     742,043    Koninklijke (Royal) Philips Electronics N.V.**        13,301,020
     237,110    Samsung SDI Company, Ltd.** .................         14,731,063

                                                                      28,032,083

Electronic Components - Semiconductors - 6.4%
      85,750    Samsung Electronics Company, Ltd.** .........     $   24,279,602
     361,677    STMicroelectronics N.V.** ...................          7,181,457
     763,920    STMicroelectronics N.V. (New York Shares)** .         15,026,306
   1,322,275    Texas Instruments, Inc. .....................         20,971,282
     644,040    Xilinx, Inc.* ...............................         12,230,320

                                                                      79,688,967

Electronic Design Automation - 2.7%
   2,028,390    Cadence Design Systems, Inc.* ...............         20,547,591
     345,570    Synopsys, Inc.* .............................         13,079,824

                                                                      33,627,415

Entertainment Software - 6.9%
   1,217,445    Electronic Arts, Inc.* ......................         79,280,018
     268,155    Take-Two Interactive Software, Inc.* ........          6,913,036

                                                                      86,193,054

Human Resources - 0.5%
     207,960    Hewitt Associates, Inc. - Class A* ..........          6,124,422

Internet Applications Software - 0.1%
     162,325    RealNetworks, Inc.* .........................            569,761

Internet Security - 0.7%
     231,060    Symantec Corp.* .............................          9,242,400

Life and Health Insurance - 1.3%
     547,490    AFLAC, Inc. .................................         16,665,596

Medical Instruments - 0.8%
     212,905    Medtronic, Inc. .............................          9,538,144

Multimedia - 1.1%
     578,860    AOL Time Warner, Inc.* ......................          8,538,185
     301,855    Walt Disney Co. .............................          5,040,979

                                                                      13,579,164

Networking Products - 0.5%
     605,815    Cisco Systems, Inc.* ........................          6,773,012
   2,307,692    Yipes Communication Group, Inc.*,ss.,# ......                  0

                                                                       6,773,012

Retail - Computer Equipment - 1.2%
     578,675    Electronics Boutique Holdings Corp.* ........         14,583,189

Satellite Telecommunications - 0.4%
         270,060  EchoStar Communications Corp.* ............          5,506,523

Security Services - 0.1%
      73,500    Kroll, Inc.* ................................          1,431,780

Semiconductor Components/Integrated Circuits - 2.2%
     594,230    Marvell Technology Group, Ltd.* .............          9,632,468
     546,350    Maxim Integrated Products, Inc.* ............         17,395,784

                                                                      27,028,252

Semiconductor Equipment - 0.8%
     263,090    Applied Materials, Inc.* ....................          3,954,243
     545,130    Teradyne, Inc.* .............................          6,601,524

                                                                      10,555,767

Telecommunication Equipment - 8.8%
     230,145    Harris Corp. ................................          6,071,225
     252,900    Nokia Oyj** .................................          4,295,268
   4,693,450    Nokia Oyj (ADR)** ...........................         78,005,139
   1,277,465    UTStarcom, Inc.* ............................         21,819,102

                                                                     110,190,734

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Toys - 2.6%
   1,764,995    Mattel, Inc. ................................     $   32,405,308

Web Portals/Internet Service Providers - 0.5%
     431,790    Yahoo!, Inc.* ...............................          6,442,307

Wireless Equipment - 2.3%
     825,840    QUALCOMM, Inc.* .............................         28,507,997
--------------------------------------------------------------------------------
Total Common Stock (cost $1,133,641,557) ....................      1,052,955,374
--------------------------------------------------------------------------------
Corporate Bonds - 2.9%
Applications Software - 1.2%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ ............         15,237,375

Computers - Memory Devices - 0.6%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          6,710,000

Electronic Components - Semiconductors - 0.9%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          6,220,875
   6,300,000    NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ..............................          4,969,125

                                                                      11,190,000

Networking Products - 0.2%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03+,(omega),(delta) ...............          2,694,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $63,530,415) ....................         35,831,875
--------------------------------------------------------------------------------
Preferred Stock - 0.8%
Wireless Equipment - 0.8%
     648,335    Crown Castle International Corp.
                  convertible, 6.25% (cost $32,416,750) .....         10,130,234
--------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
$ 71,300,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $71,303,813
                  collateralized by $110,220,520
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $1,681,653 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $70,787,295
                  and $1,938,707 (cost $71,300,000) .........         71,300,000
--------------------------------------------------------------------------------
Time Deposit - 4.8%
                Societe Generale, New York
$ 60,000,000      1.875%, 11/1/02 (cost $60,000,000) ........     $   60,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.0%
                Federal Home Loan Bank System
  25,000,000      1.66%, 11/6/02
                  (amortized cost $24,994,236) ..............         24,994,236
--------------------------------------------------------------------------------
Total Investments (total cost $1,385,882,958) - 100.5% ......      1,255,211,719
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%      (5,697,593)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,249,514,126
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.5%         $   18,602,838
Brazil                                               1.4%             17,557,633
Finland                                              6.5%             82,300,407
France                                               1.8%             22,394,038
Hong Kong                                            1.7%             20,859,523
India                                                1.1%             14,184,040
Japan                                                3.1%             38,492,409
Netherlands                                          1.1%             13,301,020
South Korea                                          3.6%             45,791,179
Switzerland                                          2.3%             29,457,744
Taiwan                                               2.0%             24,951,685
United Kingdom                                       1.2%             14,901,682
United States++                                     72.7%            912,417,521
--------------------------------------------------------------------------------
Total                                              100.0%         $1,255,211,719

++Includes Short-Term Securities (60.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------

British Pound 4/15/03             1,200,000      $    1,857,612    $    (17,412)
Euro 11/7/02                     33,500,000          33,163,704        (491,253)
Euro 2/21/03                      5,000,000           4,925,524         (55,524)
Euro 4/15/03                      2,000,000           1,965,851         (22,851)
Hong Kong Dollar
  2/21/03                       131,000,000          16,781,721            8,974
Japanese Yen 11/7/02          1,350,000,000          11,024,008        (137,495)
Japanese Yen 2/21/03            460,000,000           3,774,540         (52,857)
Japanese Yen 4/15/03            550,000,000           4,522,259         (50,714)
South Korean Won
  2/3/03                     14,500,000,000          11,814,552          297,278
South Korean Won
  2/25/03                    13,000,000,000          10,573,404        (189,760)
--------------------------------------------------------------------------------
Total                                            $  100,403,175    $   (711,614)

See Notes to Schedules of Investments and Financial Statements.

30  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND                             Jason Yee, portfolio manager

The past 12 months proved to be difficult for equity investors across the globe. With economic growth sputtering in most geographies and the looming threat of war on the horizon, the financial markets experienced precipitous declines in the latter half of the period. Virtually no geography or industry managed to escape unscathed, and the holdings in Janus Global Value Fund were certainly no exception. For the year ended October 31, 2002, the Fund declined 10.59%, outpacing the benchmark Morgan Stanley Capital International World Index's(SM) loss of 14.85%.(1) This performance earned the Fund a top-quartile ranking for the one-year ended October 31, 2002, placing it 60th out of 311 global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

However, as a fellow shareholder I assure you that I am not pleased with anything less than positive absolute returns. Despite recovering quite well in the aftermath of the September 11 terrorist attacks, the Fund's poor short-term performance is the result of declines in nearly every holding during the past six months. While there were a few slight positive contributions from investments such as Pioneer Natural Resources, the majority of the portfolio contributed negatively to returns, particularly Reuters, Pfeiffer Vacuum and Philips Electronics.

Despite recent performance, there is reason to be optimistic. The good news is that company valuations are finally beginning to look attractive, and lower prices translate into great opportunities for the long-term investor. In my semiannual letter to you back in April, I expressed my beliefs that "overall market valuations were not wholly compelling" and "the resulting combination of economic uncertainty and extended equity valuations present a challenging market environment in the near term." What a difference six months makes. Stock prices have dropped significantly more than intrinsic business values, valuations of the Fund's holdings are unreasonably depressed, and a multitude of new, attractive investment ideas are available around the world. Although it is still impossible to predict when or if we have seen "the bottom," I believe the risk/reward environment for equities is more favorable than it has been in years.

Many of the Fund's existing names have fallen to even more attractive prices, and we have continued to add to these positions. One such holding is Koninklijke Philips Electronics N.V. This Netherlands-based conglomerate has a number of divisions, including lighting, consumer electronics, semiconductors, medical equipment, and industrial components. The stock has declined significantly on concerns of a weakening outlook for the economy and for semiconductor sales. While the near-term fundamentals for the business are clearly difficult, these pressures are already more than discounted into its stock price. Though it has slightly recovered from its lows, we estimate that Philips is presently trading at less than 60% of its intrinsic value. In fact, at current valuations, the market is assigning virtually no value to the semiconductor operations, which represent nearly 4.9 billion Euros (approximately $4.8 billion) in sales. Needless to say, we think that this is a very compelling investment from a risk/reward standpoint and have increased our holdings.

With large declines in equity markets also come many new investment opportunities. FKI PLC, a recent addition to the Fund, is a diversified industrial business based in the United Kingdom. When we first visited the company in the summer of 2000, we were quite impressed with the business and management team but less so with its valuation. Finally, after waiting patiently for more than two years, we were able to invest in the company at half the price. While earnings and cash flow have weakened slightly due to slowing customer demand, we believe these issues are short-term and cyclical, rather than structural, in nature. Trading at less than five times its normalized free cash flow, FKI is one of the most attractive new ideas in the Fund.

As noted in the previous examples, we often invest in companies that are out of favor with the market and face somewhat uncertain near-term prospects. Obviously, this uncertainty is what offers us opportunity at a bargain price. While these investments are never without some risk, we try to manage this risk through a fundamental understanding of the company and always strive to be very conservative in our assessment of business prospects and valuation. But no matter how careful we are in our investment philosophy, invariably there may be a short-term cost to performance as we establish these positions. As long as we are conservative, confident, and ultimately correct in our assessment of a company's intrinsic value, I believe we should be more than amply rewarded as market value eventually converges with business value.

True investment opportunities arise in distressed environments, much like the one we face today. Capital is in short supply and the overall investment mood is despondent at best. No one knows when this prevailing sense of pessimism and despair will end, but we are encouraged by the valuations and prospects we are finding around the world. After many years of a bull market, we are excited to finally have more investment ideas than cash and are working hard to select the very best of these investments for the Fund.

Thank you for your continued support.

(1) Returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.1%                86.5%
  Foreign                                             62.1%                53.0%
    European                                          44.9%                40.2%
Top 10 Equities                                       45.1%                37.2%
Number of Stocks                                         29                   38
Cash and Cash Equivalents                              9.9%                13.5%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                             7.3%                   --
Electronic Components                                  5.9%                 1.9%
Reinsurance                                            5.7%                 4.7%
Machinery - Pumps                                      5.5%                 4.0%
Diversified Operations                                 5.4%                 9.5%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.                                     5.9%                   --
Berkshire Hathaway, Inc. - Class B                     5.7%                 4.7%
Pfeiffer Vacuum Technology A.G.                        5.5%                 4.0%
Pioneer Natural Resources Co.                          4.8%                   --
Walt Disney Co.                                        4.7%                   --
Nippon Broadcasting System, Inc.                       3.8%                   --
Hunter Douglas N.V.                                    3.7%                 2.6%
FKI PLC                                                3.7%                   --
Syngenta A.G.                                          3.7%                 1.9%
Granada PLC                                            3.6%                 3.9%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                              One Year          Since 6/29/01*
Janus Global Value Fund                       (10.59)%             (10.16)%
Morgan Stanley Capital International
  World Index(SM)                             (14.85)%             (19.97)%

Janus Global Value
Fund
$8,663

Morgan Stanley
Capital
International
World Index(SM)
$7,430
-------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Value Fund ($8,663) as compared to the Morgan Stanley Capital International World Index ($7,430).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Common Stock - 88.8%
Advertising Agencies - 4.2%
     221,000    Asatsu-Dk, Inc.** ...........................     $    3,815,443
     208,165    Interpublic Group of Companies, Inc. ........          2,491,735

                                                                       6,307,178

Aerospace and Defense - 2.0%
       9,110    Dassault Aviation S.A.** ....................     $    2,976,309

Chemicals - Specialty - 3.7%
      91,208    Syngenta A.G. ...............................          5,427,908

Diversified Operations - 5.4%
   1,124,219    BBA Group PLC** .............................          3,108,935
     435,371    Smiths Group PLC** ..........................          4,958,220

                                                                       8,067,155

See Notes to Schedules of Investments and Financial Statements.

32  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 5.9%
     492,619    Koninklijke (Royal) Philips Electronics N.V.**    $    8,830,129

Electronic Design Automation - 2.8%
     141,265    Cadence Design Systems, Inc.* ...............          1,431,014
      73,800    Synopsys, Inc.* .............................          2,793,330

                                                                       4,224,344

Electronic Measuring Instruments - 2.0%
     233,505    Orbotech, Ltd.* .............................          2,965,514

Home Decoration Products - 3.7%
     225,072    Hunter Douglas N.V.** .......................          5,527,776

Hotels and Motels - 3.0%
     146,000    Marriott International, Inc. - Class A ......          4,515,780

Machinery - Pumps - 5.5%
     442,647    Pfeiffer Vacuum Technology A.G.**,# .........          8,109,733

Medical Information Systems - 1.8%
     174,255    IMS Health, Inc. ............................          2,620,795

Miscellaneous Manufacturing - 3.7%
   4,996,701    FKI PLC** ...................................          5,476,060

Multimedia - 7.3%
   1,290,941    Reuters Group PLC** .........................          3,845,071
     422,080    Walt Disney Co. .............................          7,048,736

                                                                      10,893,807

Oil Companies - Exploration and Production - 4.8%
     287,830    Pioneer Natural Resources Co.* ..............          7,158,332

Oil Companies - Integrated - 3.3%
     170,325    EnCana Corp. ................................          4,944,982

Paper and Related Products - 3.5%
     122,370    Rayonier, Inc. ..............................          5,161,566

Property and Casualty Insurance - 3.6%
   1,530,000    Nipponkoa Insurance Company, Ltd.** .........          5,332,877

Publishing - Newspapers - 3.5%
   3,745,349    Independent News & Media PLC** ..............          5,192,753

Publishing - Periodicals - 2.9%
     246,496    Wolters Kluwer N.V.** .......................          4,323,204

Radio - 3.8%
     201,000    Nippon Broadcasting System, Inc.** ..........     $    5,660,534

Reinsurance - 5.7%
       3,476    Berkshire Hathaway, Inc. - Class B* .........          8,550,960

Rubber - Tires - 1.2%
      59,856    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................          1,740,368

Rubber/Plastic Products - 1.9%
     328,000    Tenma Corp.** ...............................          2,811,289

Television - 3.6%
   4,656,281    Granada PLC** ...............................          5,354,306
--------------------------------------------------------------------------------
Total Common Stock (cost $159,328,137) ......................        132,173,659
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Soap and Cleaning Preparations - 1.3%
      31,508    Henkel KGaA** (cost $2,079,654) .............          2,001,681
--------------------------------------------------------------------------------
Repurchase Agreement - 10.5%
$ 15,600,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $15,600,834
                  collateralized by $24,115,570
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $367,935 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $15,487,823
                  and $424,177 (cost $15,600,000) ...........         15,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $177,007,791) - 100.6% ........        149,775,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%        (885,263)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  148,890,077
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               3.3%         $    4,944,982
France                                               3.1%              4,716,677
Germany                                              6.7%             10,111,414
Ireland                                              3.5%              5,192,753
Israel                                               2.0%              2,965,514
Japan                                               11.8%             17,620,143
Netherlands                                         12.5%             18,681,109
Switzerland                                          3.6%              5,427,908
United Kingdom                                      15.2%             22,742,592
United States++                                     38.3%             57,372,248
--------------------------------------------------------------------------------
Total                                              100.0%         $  149,775,340

++Includes Short-Term Securities (27.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02             1,850,000      $    2,893,027    $    (99,887)
British Pound 2/21/03               650,000           1,009,602          (2,752)
British Pound 4/15/03             4,900,000           7,585,248         (71,099)
Euro 11/7/02                     22,000,000          21,779,149        (970,514)
Japanese Yen 11/7/02          1,110,000,000           9,064,185          170,686
Japanese Yen 2/21/03            255,000,000           2,092,408         (29,301)
--------------------------------------------------------------------------------
Total                                            $   44,423,619    $ (1,002,867)

See Notes to Schedules of Investments and Financial Statements.

34  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND                    David Corkins, portfolio manager

To paraphrase Franklin Roosevelt, the one thing investors feared most during the past year was fear itself. Fear was certainly in abundance as the markets reacted to accounting irregularities, corporate scandals and war talk by sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved dramatically higher. Better-than-expected company earnings seemed to lift the market's spirits. However, in light of lowered growth forecasts, it was unclear whether the market had turned a corner or simply sidestepped another downturn.

[PHOTO]

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our security selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. We also trimmed a number of positions in order to create a "flatter" portfolio, thereby lessening the potential impact of any one holding. Meanwhile, we maintained a fixed-income position of roughly 9% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.

As Winston Churchill once remarked, "However beautiful the strategy, you should occasionally look at the results." For the fiscal year ended October 31, 2002, Janus Growth and Income Fund declined 14.62%, outperforming the 15.10% loss of its benchmark, the S&P 500(R) Index.(1) This performance earned the Fund a second-quartile ranking for the year ended October 31, 2002, placing it 272nd out of 921 large-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

All things considered, a number of our companies made positive contributions. Among them was Anheuser-Busch, the world's largest brewer, which proved it could thrive in both good times and bad. With nearly 50% of the U.S. beer market, the company was able to exercise rare pricing power amid a contracting economy, enabling it to maintain substantial leverage in marketing and distribution - all but ensuring further market share gains.

Pricing power also benefited Berkshire Hathaway, which incurred tremendous losses in the aftermath of the September 11 attacks. Chairman and CEO Warren Buffett successfully managed through these losses in the company's insurance business to take advantage of rising prices and leveraged his AAA rating to boost market share - both of which we believe signal strong relative performance in the years to come. In addition, the increased float income from these businesses will enable Buffett to find even more investment opportunities in the future.

Elsewhere, a sweeping two-year restructuring effort helped to revive household products giant Procter & Gamble. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and the recently acquired Clairol, and divesting more capital-intensive units, the company hoped to produce as much as $2 billion in annual cost savings. Despite retreating late in the period on the unexpectedly deep plunge in consumer confidence, P&G continued to exceed our expectations with double-digit gains in volume, sales and profits.

In contrast, our disappointments involved stocks whose downside risk turned out to be more damaging than we had anticipated. This was certainly the case with consumer finance company Household International, which moved sharply lower on its announcement in August that it would restate earnings dating back to 1994. More recently, the firm struggled with rising defaults as well as ensuing government regulations requiring lenders to raise capital ratios. In any event, we were remiss in reading the headline risk and the severity of its weakening balance sheet. Consequently, we liquidated Household International at a loss.

Likewise, we dramatically reduced our position in J.P. Morgan Chase & Co., the nation's second-largest bank. Again, we did not correctly ascertain headline risk as the company endured weakness in capital markets activity and credit concerns surrounding its commercial loans. Moreover, this misreading was compounded when the bank recently warned that its quarterly earnings would come in well below expectations.

Meanwhile, shares of industrial conglomerate Honeywell International fell when it, too, announced lower quarterly and full-year profits. The company not only expressed little hope for a broad economic recovery, but also voiced worries about prospects for the commercial aviation sector, where it has substantial exposure. The ominous news convinced us to cut our losses and trim the position.

In light of our more defensive posture during the year, we have had to be content with wringing out the excess. After the strong economic growth of the late 1990s, followed by three years of decline in which overcapacity in numerous sectors of the economy has been addressed, we expect continued volatility as the economy finds its way. In this kind of environment, it's important to take lessons from the past as well as look to the future for opportunity. As my professor and noted business guru Edwards Deming liked to say, "Learning is not compulsory, neither is survival." We're constantly looking for new ideas for the Fund as well as taking advantage of short-term disruptions to add to our existing holdings.

Thank you for your continued investment in Janus Growth and Income Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Growth and Income Fund 15 out of 452 and 2 out of 142 large-cap core funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              75.5%                78.3%
  Foreign                                              5.8%                 6.9%
    European                                           2.7%                 3.9%
Fixed-Income Securities
  U.S. Government Obligations                          5.7%                 4.6%
  Corporate Bonds
    Investment Grade                                   3.0%                 2.7%
    High-Yield/High-Risk                               0.2%                 0.8%
Preferred Stock                                        3.1%                 2.2%
Top 10 Equities                                       26.6%                27.1%
Number of Stocks                                         72                   74
Cash and Cash Equivalents                             12.5%                11.4%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oil Companies - Integrated                             6.0%                 3.8%
Multimedia                                             4.6%                 3.0%
Diversified Financial Services                         4.5%                 4.5%
Broadcast Services and Programming                     3.7%                 2.6%
Diversified Operations                                 3.7%                 5.5%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        4.5%                 4.5%
Exxon Mobil Corp.                                      3.3%                 2.6%
Viacom, Inc. - Class B                                 2.9%                 1.9%
Marsh & McLennan Companies, Inc.                       2.8%                 2.0%
Microsoft Corp.                                        2.7%                 2.2%
Liberty Media Corp. - Class A                          2.4%                 2.4%
Anheuser-Busch Companies, Inc.                         2.2%                 1.4%
Berkshire Hathaway, Inc. - Class B                     2.0%                 0.9%
U.S. Bancorp                                           1.9%                 2.1%
Comcast Corp. - Special Class A                        1.9%                 2.7%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                One Year   Five Year   Ten Year   Since 5/15/91*
Janus Growth and Income Fund    (14.62)%     4.66%      12.27%        13.28%
S&P 500(R)Index                 (15.10)%     0.73%       9.88%        10.20%

Janus Growth and
Income Fund
$41,738

S&P 500(R) Index
$30,437
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($41,738) as compared to the S&P 500 Index ($30,437).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Common Stock - 75.5%
Advertising Sales - 0.3%
     415,405    Lamar Advertising Co.* ......................     $   14,098,846

Aerospace and Defense - 0.8%
     519,105    General Dynamics Corp. ......................         41,076,779

Airlines - 0.2%
     700,840    Southwest Airlines Co. ......................         10,232,264

Applications Software - 2.7%
   2,707,950    Microsoft Corp.* ............................     $  144,794,086

Automotive - Cars and Light Trucks - 0.5%
     749,180    BMW A.G.** ..................................         26,709,514

Beverages - Non-Alcoholic - 1.4%
   1,659,827    PepsiCo, Inc. ...............................         73,198,371

Brewery - 2.2%
   2,279,950    Anheuser-Busch Companies, Inc. ..............        120,290,162

See Notes to Schedules of Investments and Financial Statements.

36  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Broadcast Services and Programming - 3.7%
   1,914,365    Clear Channel Communications, Inc.* .........     $   70,927,223
  15,588,504    Liberty Media Corp. - Class A* ..............        128,916,928

                                                                     199,844,151

Cable Television - 3.4%
   4,418,330    Comcast Corp. - Special Class A* ............        101,665,773
   2,828,685    Cox Communications, Inc. - Class A* .........         77,505,969

                                                                     179,171,742

Casino Hotels - 0.4%
   3,008,540    Park Place Entertainment Corp.* .............         21,811,915

Chemicals - Diversified - 1.9%
   2,414,400    E.I. du Pont de Nemours and Co. .............         99,594,000

Commercial Services - Finance - 1.0%
   1,827,605    Paychex, Inc. ...............................         52,671,576

Computer Services - 0.7%
   2,693,625    Ceridian Corp.* .............................         37,118,152

Computers - 0.5%
   1,816,535    Apple Computer, Inc.* .......................         29,191,717

Computers - Peripheral Equipment - 0.3%
     280,595    Lexmark International Group, Inc. - Class A*          16,672,955

Consulting Services - 0.5%
   1,454,785    Accenture, Ltd. - Class A (New York Shares)*          24,556,771

Cosmetics and Toiletries - 2.5%
     602,040    Colgate-Palmolive Co. .......................         33,100,159
     456,600    International Flavors & Fragrances, Inc. ....         15,318,930
     960,325    Procter & Gamble Co. ........................         84,940,746

                                                                     133,359,835

Data Processing and Management - 0.6%
     715,855    Automatic Data Processing, Inc. .............         30,445,313

Diversified Financial Services - 4.5%
   6,433,751    Citigroup, Inc. .............................        237,727,099

Diversified Operations - 3.7%
     571,405    3M Co. ......................................         72,534,151
   3,292,125    General Electric Co. ........................         83,126,156
   1,662,300    Honeywell International, Inc. ...............         39,795,462

                                                                     195,455,769

Entertainment Software - 0.7%
     545,380    Electronic Arts, Inc.* ......................         35,515,146

Finance - Commercial - 1.0%
   3,008,850    CIT Group, Inc.* ............................         53,587,618

Finance - Investment Bankers/Brokers - 1.6%
     767,155    Goldman Sachs Group, Inc. ...................         54,928,298
   1,370,960    J.P. Morgan Chase & Co. .....................         28,447,420

                                                                      83,375,718

Finance - Mortgage Loan Banker - 1.7%
   1,383,900    Fannie Mae ..................................         92,527,554

Financial Guarantee Insurance - 0.8%
     976,885    MGIC Investment Corp. .......................         40,990,095

Food - Retail - 0.6%
   2,242,405    Kroger Co.* .................................     $   33,277,290

Hotels and Motels - 1.1%
   1,717,923    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         42,192,189
     743,100    Starwood Hotels & Resorts Worldwide, Inc. ...         17,314,230

                                                                      59,506,419

Insurance Brokers - 2.8%
   3,153,905    Marsh & McLennan Companies, Inc. ............        147,318,903

Internet Brokers - 0.2%
   1,351,705    Charles Schwab Corp. ........................         12,408,652

Life and Health Insurance - 1.7%
   1,301,460    AFLAC, Inc. .................................         39,616,442
   1,676,925    John Hancock Financial Services, Inc. .......         49,133,902

                                                                      88,750,344

Medical - Drugs - 2.7%
   2,991,400    Pfizer, Inc. ................................         95,036,778
   1,485,315    Wyeth .......................................         49,758,052

                                                                     144,794,830

Medical - HMO - 0.4%
     230,345    UnitedHealth Group, Inc. ....................         20,949,878

Medical - Hospitals - 0.2%
     399,095    Tenet Healthcare Corp.* .....................         11,473,981

Medical Instruments - 1.9%
   2,241,710    Medtronic, Inc. .............................        100,428,608

Motorcycle and Motor Scooter Manufacturing - 0.6%
     604,785    Harley-Davidson, Inc. .......................         31,630,256

Multi-Line Insurance - 1.7%
   1,457,503    American International Group, Inc. ..........         91,166,813

Multimedia - 4.6%
     683,890    AOL Time Warner, Inc.* ......................         10,087,377
     587,575    Gannett Company, Inc. .......................         44,614,570
   3,448,630    Viacom, Inc. - Class B* .....................        153,843,384
   2,223,030    Walt Disney Co. .............................         37,124,601

                                                                     245,669,932

Non-Hazardous Waste Disposal - 0.2%
     485,905    Waste Management, Inc. ......................         11,185,533

Oil Companies - Integrated - 6.0%
   1,476,708    ConocoPhillips ..............................         71,620,338
   2,598,109    EnCana Corp. (New York Shares) ..............         75,604,972
   5,201,415    Exxon Mobil Corp. ...........................        175,079,629

                                                                     322,304,939

Pipelines - 0.4%
     623,705    Kinder Morgan, Inc. .........................         22,833,840

Printing - Commercial - 0.6%
   1,222,865    Valassis Communications, Inc.* ..............         31,549,917

Property and Casualty Insurance - 0.1%
     566,529    Travelers Property Casualty Corp. - Class B*           7,659,472

Reinsurance - 2.0%
      43,164    Berkshire Hathaway, Inc. - Class B* .........        106,183,440

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Retail - Discount - 0.4%
     733,205    Target Corp. ................................     $   22,084,135

Semiconductor Components/Integrated Circuits - 2.0%
   1,008,655    Linear Technology Corp. .....................         27,879,224
   2,462,945    Maxim Integrated Products, Inc.* ............         78,420,169

                                                                     106,299,393

Super-Regional Banks - 3.4%
   1,095,230    Bank of America Corp. .......................         76,447,054
   4,925,213    U.S. Bancorp ................................        103,872,742

                                                                     180,319,796

Telecommunication Equipment - 0.5%
   1,644,210    Nokia Oyj (ADR)** ...........................         27,326,770

Tools - Hand Held - 0.8%
   1,320,980    Stanley Works ...............................         42,760,123

Toys - 1.2%
   3,400,390    Mattel, Inc. ................................         62,431,160

Transportation - Railroad - 0.5%
     609,795    Canadian National Railway Co.
                  (New York Shares) .........................         26,019,953

Transportation - Services - 0.1%
     176,775    C.H. Robinson Worldwide, Inc. ...............          5,227,237

Travel Services - 1.2%
   2,557,400    USA Interactive* ............................         64,676,646
--------------------------------------------------------------------------------
Total Common Stock (cost $4,380,691,699) ....................      4,020,255,408
--------------------------------------------------------------------------------
Corporate Bonds - 3.2%
Advertising Sales - 0.1%
$  6,370,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          6,385,925

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          6,488,414

Cellular Telecommunications - 0.1%
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,347,500

Non-Hazardous Waste Disposal - 0.4%
                Waste Management, Inc.:
  15,945,000      6.375%, notes, due 12/1/03 ................         16,020,850
   3,140,000      7.00%, senior notes, due 10/1/04 ..........          3,233,227
   4,275,000      7.00%, notes, due 5/15/05 .................          4,482,124

                                                                      23,736,201

Oil Companies - Exploration and Production - 0.2%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,398,000

Radio - 0.1%
   3,000,000    Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ...          3,120,000

Retail - Discount - 1.3%
  66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................         68,185,623

Telephone - Integrated - 0.2%
$  9,650,000    CenturyTel, Inc., 8.375%
                  senior notes, due 10/15/10 ................     $   11,121,210

Toys - 0.4%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,142,650
  13,900,000      6.125%, notes, due 7/15/05 ................         14,184,658

                                                                      21,327,308

Transportation - Railroad - 0.3%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         16,648,530
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $162,750,419) ...................        168,758,711
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 2.6%
   2,431,745    General Motors Corp. - Series B
                  convertible, 5.25% ........................         50,154,741
     184,523    Porsche A.G.** ..............................         88,079,502

                                                                     138,234,243

Electric - Integrated - 0.5%
   1,343,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(omega) ............         28,564,617
--------------------------------------------------------------------------------
Total Preferred Stock (cost $204,475,942) ...................        166,798,860
--------------------------------------------------------------------------------
U.S. Government Obligations - 5.7%
                U.S. Treasury Notes:
$    550,000      3.00%, due 1/31/04 ........................            560,594
 190,100,000      5.25%, due 5/15/04 ........................        200,859,660
  52,000,000      2.25%, due 7/31/04 ........................         52,568,880
  49,700,000      3.50%, due 11/15/06 .......................         51,544,069
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $294,702,719) .......        305,533,203
--------------------------------------------------------------------------------
Time Deposits - 11.6%
                ABN Amro Bank N.V.
 265,000,000      1.85%, 11/1/02 ............................        265,000,000
                Societe Generale, New York
  92,600,000      1.875%, 11/1/02 ...........................         92,600,000
                UBS Financial, Inc.
 260,000,000      1.875%, 11/1/02 ...........................        260,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $617,600,000) .....................        617,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.3%
                Fannie Mae
  50,000,000      1.63%, 12/31/02 ...........................         49,872,500
                Federal Home Loan Bank System
  20,000,000      1.63%, 12/9/02 ............................         19,965,589
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $69,829,756) ...........         69,838,089
--------------------------------------------------------------------------------
Total Investments (total cost $5,730,050,535) - 100.4% ......      5,348,784,271
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (21,110,462)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $5,327,673,809
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

38  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              0.5%         $   24,556,771
Canada                                               2.7%            143,817,114
Finland                                              0.5%             27,326,770
Germany                                              2.1%            114,789,016
United States++                                     94.2%          5,038,294,600
--------------------------------------------------------------------------------
Total                                              100.0%         $5,348,784,271

++Includes Short-Term Securities (81.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/7/02                     91,900,000      $   90,977,443    $ (7,855,094)
Euro 2/21/03                     14,000,000          13,791,466        (155,466)
Euro 4/15/03                      1,500,000           1,474,389         (17,139)
--------------------------------------------------------------------------------
Total                                            $  106,243,298    $ (8,027,699)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND                             Warren Lammert, portfolio manager

Janus Mercury Fund declined 21.88% during the 12-month period ended October 31, 2002. That placed us behind the 15.10% loss of our benchmark, the S&P 500(R) Index and nearly on par with the 21.33% loss of the NASDAQ Composite Index.(1) In turn, the Fund earned a third-quartile ranking, placing 480th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

These disappointing results came during what has been perhaps the most difficult environment for stocks in recent memory, as economic weakness, geopolitical strife and an unprecedented crisis of confidence wrought by a seemingly endless string of corporate governance scandals have all conspired to send markets lower from an already depressed base. Although the Fund's performance against the S&P 500 was disappointing, results improved during the final three months of the period in which the Fund gained 0.81% against the 2.38% loss by our benchmark. We hope to build on our stronger recent performance as we move into the new year.

We responded to this difficult environment by broadening the portfolio to reduce our overall exposure to sectors of the economy most at risk from continued economic weakness. In particular, we steadily cut our technology exposure over the last two years. While that decision has undoubtedly saved us from even sharper losses than reported above, we were admittedly slow to recognize the severity of this decline in technology end-market demand.

Therefore, it isn't surprising that two technology-related positions, Flextronics and Celestica, were among our most notable disappointments. Both firms provide outsourcing and manufacturing services to original equipment manufacturers in the electronics industry and have suffered alongside their largest customers as end-demand has failed to improve after many months of declines. While we still believe in the long-term viability of the outsourcing business model in general, we chose to exit both positions during the year as a result of continued conditions of oversupply in the markets they serve.

Other setbacks included Liberty Media, a cable and media holding company. By our estimate, Liberty is now trading at around a 40% discount to its net asset value
- - a disconnect between the stock's price and what we believe to be its fundamental value that is almost certainly a result of the market's current distaste for even a modest amount of complexity in a firm's capital structure. Because that discount has continued to grow despite rapid subscriber growth and substantial improvements in profitability at several of Liberty's key media properties, we have taken advantage of recent declines to add to our position.

Meanwhile, companies such as Cablevision and Comcast fell victim to a crisis of confidence that engulfed nearly the entire cable industry. Cable industry valuations were impacted both by the broad meltdown in the telecom service sector and the exposure of serious fraud and self-dealing by management at failed operator Adelphia Communications - a stock we did not own. While the conduct alleged in these and other corporate governance scandals is reprehensible, we believe the discount being applied to many public companies - some of which have been deemed guilty by association only - has reached extreme levels. We expect companies such as Cablevision and Comcast to benefit substantially in coming years from the addition of value-added services like high-speed data and cable-based telephony. We believe these companies will also benefit significantly from their transformation from consumers of capital to generators of substantial free cash flow with the upgrade to digital two-way systems now largely complete.

Despite these setbacks, we also enjoyed a number of successes. Video-game maker Electronic Arts achieved outstanding earnings gains and performed quite well on the strength of a broad array of successful new product launches. The company has also taken advantage of the aggressive promotion of next-generation game consoles by Sony, Microsoft and Nintendo, a trend that has encouraged gamers to purchase new software designed to take full advantage of the consoles' capabilities.

Other standouts included drug maker Forest Laboratories, which has benefited from strong sales of anti-depressant Celexa and an extremely positive reception for its successor drug, Lexapro. Also in the medical arena, leading device maker Medtronic benefited from new studies indicating that implantable cardiac defibrillators significantly improve both the long-term prognosis and the quality of life of patients who suffer from chronic heart failure, at least doubling the available market for this key product segment from established use in sudden cardiac death survivors.

In closing, the economic uncertainty that has pressured markets throughout much of the last two years has not dissipated. Yet, on the positive side, the market has now declined in three successive years to levels which appear to reflect much of the bad news. The Federal Reserve has responded to the weakness in economic activity with what now totals 11 rate cuts since the downturn began, and interest rates on U.S. Treasuries are at the lowest levels seen in decades across a broad range of maturities. Meanwhile, corporate spreads remain at historically high levels, there is significant liquidity in the system and earnings yields are extremely competitive against bond yields.

While we continue to maintain substantial exposure to areas including pharmaceuticals, insurance, cable, and defense where we see earnings visibility and attractive valuations, we have recently increased our exposure to more economically sensitive areas. These include positions in media, technology, finance, and energy where there is evidence of improving fundamentals and a favorable risk/ reward in valuations despite the ongoing economic uncertainty. We continue to seek a balance between continued volatility in the markets and the economy on one hand and the substantial long-term opportunity in selected stocks on the other.

Thank you for your continued investment in Janus Mercury Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Mercury Fund 19th out of 298 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              97.8%                92.8%
  Foreign                                             12.7%                16.0%
    European                                           3.7%                 6.9%
Top 10 Equities                                       34.3%                39.3%
Number of Stocks                                         64                   60
Cash and Cash Equivalents                              2.2%                 7.2%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        9.6%                 7.9%
Broadcast Services and Programming                     6.2%                 3.7%
Aerospace and Defense                                  5.2%                 2.7%
Reinsurance                                            5.1%                 2.5%
Applications Software                                  4.9%                 0.3%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.2%                 3.7%
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.5%
Forest Laboratories, Inc.                              3.5%                   --
Pfizer, Inc.                                           3.3%                 4.5%
Allstate Corp.                                         3.1%                 0.9%
Nokia Oyj (ADR)                                        2.7%                 6.6%
Samsung Electronics Company, Ltd.                      2.7%                   --
AOL Time Warner, Inc.                                  2.7%                 4.3%
USA Interactive                                        2.6%                   --
Goldman Sachs Group, Inc.                              2.4%                 0.9%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                One Year        Five Year        Since 5/3/93*
Janus Mercury Fund              (21.88)%          3.70%             12.03%
S&P 500(R)Index                 (15.10)%          0.73%              9.68%
NASDAQ Composite Index          (21.33)%         (3.56)%             7.63%

Janus Mercury
Fund
$29,408

S&P 500(R) Index
$24,061
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($29,408) as compared to the S&P 500 Index ($24,061).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology and consumer discretionary sectors. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.8%
Aerospace and Defense - 5.2%
     984,845    General Dynamics Corp. ......................     $   77,930,785
     917,930    Lockheed Martin Corp. .......................         53,148,147
     519,320    Northrop Grumman Corp. ......................         53,557,472
   2,567,155    Raytheon Co. ................................         75,731,072

                                                                     260,367,476

Applications Software - 4.9%
     985,059    Infosys Technologies, Ltd. ..................     $   77,189,108
     539,370    Intuit, Inc.* ...............................         28,004,090
   1,965,950    Microsoft Corp.* ............................        105,119,346
   2,169,195    Rational Software Corp.* ....................         14,360,071
   4,363,322    Satyam Computer Services, Ltd. ..............         21,244,094

                                                                    245,916,709,

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 6.2%
  37,528,853    Liberty Media Corp. - Class A* ..............     $  310,363,614

Cable Television - 3.9%
   8,564,957    Cablevision Systems New York Group
                  - Class A*,# ..............................         81,880,989
   2,533,800    Comcast Corp.-Special Class A* ..............         58,302,738
   2,148,210    Cox Communications, Inc. - Class A* .........         58,860,954

                                                                     199,044,681

Computers - 2.0%
   6,123,804    Apple Computer, Inc.* .......................         98,409,530

Diversified Financial Services - 0.7%
     994,908    Citigroup, Inc. .............................         36,761,851

E-Commerce/Products - 1.9%
   4,853,910    Amazon.com, Inc.* ...........................         93,971,698

E-Commerce/Services - 1.1%
   3,452,323    TMP Worldwide, Inc.* ........................         53,441,960

Electronic Components - Semiconductors - 2.7%
     480,180    Samsung Electronics Company, Ltd.** .........        135,960,106

Entertainment Software - 1.6%
   1,218,305    Electronic Arts, Inc.* ......................         79,336,022

Finance - Investment Bankers/Brokers - 2.4%
   1,720,795    Goldman Sachs Group, Inc. ...................        123,208,922

Finance - Mortgage Loan Banker - 2.1%
   1,559,260    Fannie Mae ..................................        104,252,124

Health Care Cost Containment - 1.5%
   2,511,080    McKesson Corp. ..............................         74,855,295

Insurance Brokers - 1.0%
   1,639,405    Willis Group Holdings, Ltd.* ................         50,165,793

Internet Brokers - 0.5%
   5,783,955    E*TRADE Group, Inc.* ........................         26,027,797

Life and Health Insurance - 2.1%
   3,419,500    AFLAC, Inc. .................................        104,089,580

Medical - Biomedical and Genetic - 2.3%
   1,810,605    Genentech, Inc.* ............................         61,723,524
   1,908,020    Genzyme Corp.* ..............................         53,138,357

                                                                     114,861,881

Medical - Drugs - 9.6%
     665,670    Biovail Corp. (New York Shares)* ............         21,068,456
   1,782,125    Forest Laboratories, Inc.* ..................        174,630,429
   1,269,365    Novartis A.G. (ADR) .........................         48,159,708
   5,260,255    Pfizer, Inc. ................................        167,118,301
   2,178,405    Wyeth .......................................         72,976,568

                                                                     483,953,462

Medical - HMO - 2.7%
   1,178,220    Anthem, Inc.* ...............................         74,227,860
     695,485    UnitedHealth Group, Inc. ....................         63,254,361

                                                                     137,482,221

Medical - Hospitals - 1.0%
   1,691,352    Tenet Healthcare Corp.* .....................         48,626,370

Medical - Wholesale Drug Distributors - 3.3%
   1,246,370    AmerisourceBergen Corp. .....................     $   88,679,226
   1,157,195    Cardinal Health, Inc. .......................         80,089,466

                                                                     168,768,692

Medical Instruments - 3.1%
   2,111,390    Guidant Corp.* ..............................         62,433,802
   2,069,530    Medtronic, Inc. .............................         92,714,944

                                                                     155,148,746

Multi-Line Insurance - 3.1%
   3,879,935    Allstate Corp. ..............................        154,343,814

Multimedia - 4.7%
   9,046,259    AOL Time Warner, Inc.* ......................        133,432,320
   2,360,053    Viacom, Inc. - Class B* .....................        105,281,964

                                                                     238,714,284

Oil - Field Services - 1.1%
   1,840,940    BJ Services Co.* ............................         55,835,710

Oil and Gas Drilling - 0.3%
     490,430    Patterson-UTI Energy, Inc.* .................         14,183,236

Oil Companies - Exploration and Production - 2.4%
   1,176,315    Anadarko Petroleum Corp. ....................         52,393,070
     845,870    Murphy Oil Corp. ............................         70,909,282

                                                                     123,302,352

Oil Field Machinery and Equipment - 1.5%
   2,359,395    Smith International, Inc.* ..................         73,754,688

Property and Casualty Insurance - 1.6%
   1,083,045    XL Capital, Ltd. - Class A ..................         82,473,877

Reinsurance - 5.1%
     104,844    Berkshire Hathaway, Inc. - Class B* .........        257,916,240

Retail - Building Products - 1.0%
   1,686,080    Home Depot, Inc. ............................         48,693,990

Retail - Discount - 2.3%
   2,089,703    Dollar Tree Stores, Inc.* ...................         54,938,292
   2,914,815    TJX Companies, Inc. .........................         59,812,004

                                                                     114,750,296

Retail - Restaurants - 0.4%
     800,780    Yum! Brands, Inc.* ..........................         18,041,573

Satellite Telecommunications - 1.4%
   3,440,475    EchoStar Communications Corp.* ..............         70,151,285

Semiconductor Components/Integrated Circuits - 0.8%
   1,467,780    Analog Devices, Inc.* .......................         39,336,504

Semiconductor Equipment - 0.6%
     667,175    Applied Materials, Inc.* ....................         10,027,640
     284,250    KLA-Tencor Corp.* ...........................         10,122,143
     318,410    Novellus Systems, Inc.* .....................         10,061,756

                                                                      30,211,539

Super-Regional Banks - 1.4%
   1,117,400    Fifth Third Bancorp .........................         70,954,900

Telecommunication Equipment - 2.7%
   8,318,282    Nokia Oyj (ADR)** ...........................        138,249,847


See Notes to Schedules of Investments and Financial Statements.

42  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Tools - Hand Held - 0.4%
     619,310    Stanley Works ...............................     $   20,047,065

Transportation - Railroad - 1.2%
   1,480,020    Canadian National Railway Co.
                  (New York Shares) .........................         63,152,453

Travel Services - 2.6%
   5,254,236    USA Interactive* ............................        132,879,628

Web Portals/Internet Service Providers - 1.4%
   4,637,685    Yahoo!, Inc.* ...............................         69,194,260
--------------------------------------------------------------------------------
Total Common Stock (cost $5,095,017,110) ....................      4,921,202,071
--------------------------------------------------------------------------------
Time Deposits - 3.6%
                UBS Financial, Inc.
$182,600,000      1.875%, 11/1/02 (cost $182,600,000) .......        182,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.0%
                Federal Farm Credit Bank
  25,000,000      1.64%, 11/6/02 ............................         24,994,305
                Freddie Mac
  25,000,000      1.70%, 11/5/02 ............................         24,995,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $49,989,583) .         49,989,583
--------------------------------------------------------------------------------
Total Investments (total cost $5,327,606,693) - 102.4% ......      5,153,791,654
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%    (119,750,239)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $5,034,041,415
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------

Bermuda                                              2.6%         $  132,639,670
Canada                                               1.6%             84,220,909
Finland                                              2.7%            138,249,847
India                                                1.9%             98,433,202
South Korea                                          2.7%            135,960,106
Switzerland                                          0.9%             48,159,708
United States++                                     87.6%          4,516,128,212
--------------------------------------------------------------------------------
Total                                              100.0%         $5,153,791,654

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------

Euro 1/31/03                     35,150,000      $   34,656,779    $   (670,600)
Euro 4/15/03                     40,500,000          39,808,491        (462,741)
South Korean Won
  2/25/03                    72,700,000,000          59,129,727        (515,684)
--------------------------------------------------------------------------------
Total                                            $  133,594,997    $ (1,649,025)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND                               Claire Young, portfolio manager

Janus Olympus Fund lost 15.89% for the fiscal year ended October 31, 2002, keeping pace with its benchmark, the S&P 500(R) Index, which lost 15.10%.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended October 31, 2002, placing it 150th out of 643 large-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund-rating company.(2)

[PHOTO]

I find little solace in the Fund's essentially in-line return as three years of a bear market have inured me to relative performance. The fiscal year started with a market bounce off the lows that followed the September 11 terrorist attacks. Despite the uncertainty of additional attacks, a resilient consumer was the bolster of the U.S. economy. Corporate America, on the other hand, was cautious in its spending, worried about conserving cash and a lack of demand visibility in the slow economic environment. At the same time, ongoing corporate scandals rocked investors' confidence in the stock market, increasing volatility and diminishing their patience at any hint of malfeasance or missed earnings expectations.

Consumers continued to drive economic growth, stimulated by zero-percent auto financing and home equity extraction via low interest rate refinancings. Accordingly, some of our best performers were those companies with consumer exposure. Harley-Davidson, the motorcycle manufacturer, enjoyed strong demand for its bikes, parts and accessories as it entered its 100th anniversary celebration. The company's push into financing of motorcycles sales also successfully boosted profits. Meanwhile, Electronic Arts benefitted from the proliferation of Xbox, Playstation2 and Nintendo systems last Christmas. The video-game software leader introduced several new titles that were well received by consumers and has plans to launch a number of exciting games this winter.

Another area that performed well during the year was the healthcare industry as demand for medical products and services was unhindered by the slower economy. Forest Laboratories, a specialty pharmaceutical company, continued to gain market share with its anti-depressant drug Celexa. The firm recently introduced a replacement product, Lexapro, which has been selling faster than expected due to its superior side-effect profile and lower dosing requirements. Elsewhere, Zimmer Holdings, a manufacturer of reconstructive orthopedic implants, benefitted from strong demand for its minimally invasive knee- and hip-replacement products. Since being spun off from Bristol-Myers, the company has focused on streamlining its manufacturing processes and strengthening its international sales organization.

On the negative side, fears of corporate improprieties impacted our performance. Citigroup, the financial services giant, was buffeted by questions regarding the independence of its research organization and potential conflicts of interest. While we sold stock to reduce our exposure, we are maintaining a smaller Citigroup position at these prices. Additionally, Tyco International, an industrial conglomerate, declined precipitously over allegations of aggressive accounting. As a result, the company struggled against debt ratings downgrades and questions of financial viability. We therefore elected to sell our Tyco position as resolution of these issues did not seem imminent.

Other companies that had been consistent growers in the past were hurt by negative surprises. Concord EFS, the owner of the largest debit-card network in the U.S., suffered from higher acquisition-related expenses and slowing revenue growth as the downturn in the economy took its toll on transaction volume. Consequently, we eliminated our position in the company. Also during the period, mortgage insurer MGIC Investment was hit by high refinance volumes, which elevated underwriting expenses and negatively impacted revenue. We opted to maintain our position in the stock, however, on the belief that as the refinancing booms tapers off, MGIC's true earnings potential will emerge.

Finally, corporate information technology spending continued to languish with no pickup in sight. Leading graphics chip maker NVIDIA was hurt by sluggish personal computer sales and tepid Xbox acceptance in Europe and Japan. The company suffered a further setback as competitors introduced products that eroded NVIDIA's market share. Celestica, an electronic manufacturing services company, also declined as its telecommunication and high-end technology customers cut back on orders due to weak demand. In both cases, we sold our positions in the stocks.

Looking forward, it seems as if fear is at its peak: There are worries that consumer spending will slow if housing prices stagnate, a potential war with Iraq raises concerns in the economic and political arena, and corporate America remains on the capital spending sideline until evidence of a stronger recovery appears. On the flip side, the Federal Reserve's recent one-half percent decrease in interest rates and reasonable valuations evident in the stock market give me hope. I am trying to balance these opposing views by focusing, on a stock-by-stock basis, on the fundamentals of prospective investments, taking into account the potential for either scenario to come to fruition.

Thank you for your investment in Janus Olympus Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Olympus Fund 12th out of 298 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

44  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              90.3%                95.3%
  Foreign                                              8.3%                 6.0%
    European                                           3.1%                 0.4%
Top 10 Equities                                       24.9%                30.9%
Number of Stocks                                         64                   65
Cash, Cash Equivalents and
  Fixed-Income Securities                              9.7%                 4.7%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Cosmetics and Toiletries                               6.5%                 1.8%
Medical - Drugs                                        5.7%                 3.7%
Medical Instruments                                    3.6%                 2.7%
Medical - Biomedical and Genetic                       3.3%                 1.7%
Motorcycle and Motor Scooter
  Manufacturing                                        3.1%                 1.6%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                  3.1%                 1.6%
Medtronic, Inc.                                        3.0%                 1.7%
Maxim Integrated Products, Inc.                        2.7%                 3.9%
Whole Foods Market, Inc.                               2.5%                   --
Avon Products, Inc.                                    2.5%                   --
Pfizer, Inc.                                           2.4%                 3.0%
Amgen, Inc.                                            2.2%                   --
Pactiv Corp.                                           2.2%                   --
Walgreen Co.                                           2.2%                 3.0%
Fannie Mae                                             2.1%                 2.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                              One Year        Five Year        Since 12/29/95*
Janus Olympus Fund            (15.89)%          4.28%               9.91%
S&P 500(R)Index               (15.10)%          0.73%               7.10%

Janus Olympus
Fund
$19,087

S&P 500(R) Index
$15,979
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($19,087) as compared to the S&P 500 Index ($15,979).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 90.3%
Aerospace and Defense - 1.9%
     526,220    General Dynamics Corp. ......................     $   41,639,789

Airlines - 2.0%
   2,956,460    Southwest Airlines Co. ......................         43,164,316

Applications Software - 0.7%
     298,570    Microsoft Corp.* ............................         15,964,538

Broadcast Services and Programming - 1.3%
     755,200    Clear Channel Communications, Inc.* .........     $   27,980,160

Cable Television - 1.4%
   1,274,575    Comcast Corp. - Special Class A* ............         29,327,971

Casino Hotels - 1.5%
   1,025,175    MGM Mirage, Inc.* ...........................         31,882,942

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Commercial Services - 1.3%
     200,760    Iron Mountain, Inc.* ........................     $    5,663,440
     465,565    Weight Watchers International, Inc.* ........         22,044,503

                                                                      27,707,943

Computer Services - 0.3%
     344,960    BISYS Group, Inc.* ..........................          6,174,784

Containers - Paper and Plastic - 2.2%
   2,336,410    Pactiv Corp.* ...............................         46,354,374

Cosmetics and Toiletries - 6.5%
   1,113,350    Avon Products, Inc. .........................         53,986,342
     744,940    Colgate-Palmolive Co. .......................         40,956,801
     421,750    Estee Lauder Companies, Inc. - Class A ......         12,281,360
     357,250    Procter & Gamble Co. ........................         31,598,762

                                                                     138,823,265

Data Processing and Management - 1.5%
   1,000,883    Fiserv, Inc.* ...............................         31,267,585

Diversified Financial Services - 1.9%
   1,113,930    Citigroup, Inc. .............................         41,159,713

Diversified Operations - 2.6%
     210,700    3M Co. ......................................         26,746,258
   1,105,190    General Electric Co. ........................         27,906,048

                                                                      54,652,306

Electronic Components - Semiconductors - 0.9%
   1,272,790    Texas Instruments, Inc. .....................         20,186,449

Entertainment Software - 1.3%
     425,500    Electronic Arts, Inc.* ......................         27,708,560

Fiduciary Banks - 1.5%
     692,105    Bank of New York Company, Inc. ..............         17,994,730
     383,195    Northern Trust Corp. ........................         13,342,850

                                                                      31,337,580

Finance - Consumer Loans - 1.1%
     236,570    SLM Corp. ...................................         24,305,202

Finance - Investment Bankers/Brokers - 1.6%
     480,390    Goldman Sachs Group, Inc. ...................         34,395,924

Finance - Mortgage Loan Banker - 2.1%
     671,150    Fannie Mae ..................................         44,873,089

Financial Guarantee Insurance - 1.7%
     884,330    MGIC Investment Corp. .......................         37,106,487

Food - Retail - 2.5%
   1,165,598    Whole Foods Market, Inc.* ...................         54,379,809

Food - Wholesale/Distribution - 1.3%
     876,900    Sysco Corp. .................................         27,780,192

Hazardous Waste Disposal - 0.6%
     356,815    Stericycle, Inc.* ...........................         11,881,940

Health Care Cost Containment - 1.6%
   1,155,485    McKesson Corp. ..............................         34,445,008

Hotels and Motels - 2.6%
     591,850    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................     $   14,535,836
     636,270    Four Seasons Hotels, Inc. ...................         20,901,469
     819,550    Starwood Hotels & Resorts Worldwide, Inc. ...         19,095,515

                                                                      54,532,820

Human Resources - 1.4%
     867,475    Manpower, Inc. ..............................         29,580,897

Life and Health Insurance - 1.5%
   1,048,650    AFLAC, Inc. .................................         31,920,906

Medical - Biomedical and Genetic - 3.3%
   1,017,215    Amgen, Inc.* ................................         47,361,530
     689,070    Genentech, Inc.* ............................         23,490,396

                                                                      70,851,926

Medical - Drugs - 5.7%
     349,255    Forest Laboratories, Inc.* ..................         34,223,497
   1,618,850    Pfizer, Inc. ................................         51,430,865
     475,185    Teva Pharmaceutical Industries, Ltd. (ADR) ..         36,793,575

                                                                     122,447,937

Medical - HMO - 1.1%
     262,090    UnitedHealth Group, Inc. ....................         23,837,085

Medical - Hospitals - 1.1%
     802,142    Tenet Healthcare Corp.* .....................         23,061,582

Medical Instruments - 3.6%
     425,715    Guidant Corp.* ..............................         12,588,393
   1,421,870    Medtronic, Inc. .............................         63,699,776

                                                                      76,288,169

Medical Products - 1.5%
     764,880    Zimmer Holdings, Inc.* ......................         31,528,354

Medical Sterilization Products - 0.4%
     335,435    STERIS Corp.* ...............................          8,899,091

Motorcycle and Motor Scooter Manufacturing - 3.1%
   1,261,865    Harley-Davidson, Inc. .......................         65,995,540

Multimedia - 1.9%
   2,054,100    AOL Time Warner, Inc.* ......................         30,297,975
     252,655    Viacom, Inc. - Class B* .....................         11,270,940

                                                                      41,568,915

Oil Companies - Exploration and Production - 1.2%
     577,180    Anadarko Petroleum Corp. ....................         25,707,597

Oil Companies - Integrated - 3.0%
   1,308,616    EnCana Corp. ................................         37,992,563
     378,695    Total Fina Elf S.A. (ADR) ...................         25,758,834

                                                                      63,751,397

Optical Supplies - 1.9%
     993,180    Alcon, Inc. (New York Shares)* ..............         40,740,244

Publishing - Newspapers - 1.8%
     803,440    New York Times Co. - Class A ................         38,894,530

See Notes to Schedules of Investments and Financial Statements.

46  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================

Reinsurance - 1.3%
         383    Berkshire Hathaway, Inc. - Class A* .........     $   28,414,770

Retail - Discount - 1.0%
     636,610    Costco Wholesale Corp.* .....................         21,600,177

Retail - Drug Store - 2.2%
   1,362,720    Walgreen Co. ................................         45,991,800

Retail - Video Rental - 0.5%
     425,790    Blockbuster, Inc. - Class A# ................         10,206,186

Semiconductor Components/Integrated Circuits - 2.7%
   1,841,940    Maxim Integrated Products, Inc.* ............         58,647,370

Semiconductor Equipment - 1.7%
   2,376,110    Applied Materials, Inc.* ....................         35,712,933

Transportation - Services - 2.8%
     922,720    C.H. Robinson Worldwide, Inc. ...............         27,284,830
     531,670    United Parcel Service, Inc. - Class B .......         31,905,517

                                                                      59,190,347

Travel Services - 0.8%
     665,045    USA Interactive* ............................         16,818,988

Web Portals/Internet Service Providers - 0.9%
   1,270,885    Yahoo!, Inc.* ...............................         18,961,604
--------------------------------------------------------------------------------
Total Common Stock (cost $1,945,588,340) ....................      1,929,651,091
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Cable Television - 0.7%
$ 16,650,000    CSC Holdings, Inc., 7.625%
                  senior notes due 4/1/11 (cost $13,458,754)          13,611,375
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
  97,600,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $97,605,219
                  collateralized by $150,876,896
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $2,301,955 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03 - 2/15/29; with respective
                  values of $96,898,177
                  and $2,653,827 (cost $97,600,000) .........         97,600,000
--------------------------------------------------------------------------------
Time Deposit - 3.9%
                ABN Amro Bank N.V.
  83,900,000      1.85%, 11/1/02 (cost $83,900,000) .........         83,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,140,547,094) - 99.5% .......      2,124,762,466
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, Net of Liabilities - 0.5%         11,404,518
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $2,136,166,984
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                               3.5%         $   73,429,868
France                                               1.2%             25,758,834
Israel                                               1.7%             36,793,575
Switzerland                                          1.9%             40,740,244
United States++                                     91.7%          1,948,039,945
--------------------------------------------------------------------------------
Total                                              100.0%         $2,124,762,466

++Includes Short-Term Securities (83.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND                                    Ron Sachs, portfolio manager

The U.S. stock market was weighed down by a combination of fears during the period, including those of corporate corruption, accounting fraud, terrorism, and a potential war with Iraq. On the upside, consumer spending remained the strongest leg of the economy, driven by continued mortgage refinancing activity and falling interest rates. Corporate spending, however, remained quiet as managers faced a potential war, a double-dip recession and unwelcoming capital markets. Against this backdrop, the Fund declined 16.70%, underperforming its benchmark, the S&P(R) 500 Index, which declined 15.10%.(1) For the same period, the Fund ranked 340th out of 469 multi-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) earning it a third-quartile ranking. Of course, I am disappointed with these results and look forward to delivering better performance going forward.

[PHOTO]

Given this challenging environment, I positioned the Fund in stocks that I expected to perform well despite a weak economy. These included businesses with histories of delivering strong earnings in any economic environment. In addition, I continued to invest in "broken growth stocks" trading at inexpensive valuations that I believed already reflected the lowered earnings expectations. Because a few of these broken holdings represented a significant share of the Fund's decline during the period, I would like to discuss them in some detail.

Flowserve was among our biggest disappointments. Until recently, this manufacturer of pumps and valves used primarily in the energy and chemical industries was a strong performer. When the stock initially retreated, the valuation remained attractive, in my opinion. After visiting the company multiple times this year, I believed that high-margin replacement and repair business for Flowserve's pumps and valves would enable it to weather any decline in new projects. Furthermore, cost-cutting opportunities were expected to enable Flowserve to deliver strong earnings growth with flat-to-declining revenues. Unfortunately, a simultaneous and deep slowdown in capital expenditures and maintenance spending made it impossible for Flowserve to meet earnings expectations. The stock fell further when equity investors became concerned that Flowserve might violate debt covenants, something we have researched thoroughly with help from our fixed-income analysts and believe is highly unlikely. We continue to hold a position in Flowserve because we believe in management and the opportunities to improve operations. That said, we are monitoring developments closely.

Also weighing on performance was HealthSouth, a stock we have owned in different position sizes for the past 18 months. Among our reasons for investing in this company were improving trends on HealthSouth's core outpatient physical therapy business and the potential for tremendous upside from high-return-on-investment inpatient rehabilitation hospitals and outpatient surgery centers. The stock has been extremely cheap because of Wall Street's skepticism regarding HealthSouth's management.

However, it fell precipitously when management revealed that Medicare determined that the company over-billed for therapy when a physical therapist worked with more than one patient at a time. Although this appears to have been an industry standard, the impact on HealthSouth's profitability was profound, and I chose to sell the position.

A third detractor was Cendant Corporation, a major player in the travel, real-estate and mortgage industries. Cendant's portfolio of diverse businesses appeared to offer effective counterbalances in a challenging economy because conditions that might make some of its businesses struggle might be the same conditions that would help its other businesses thrive. Unfortunately, Cendant is a complicated business to understand and investor skepticism in this environment caused the stock to decline. Also weighing on the stock was the surge in mortgage refinancing, which forced Cendant to write down the value of mortgage servicing rights on its overall mortgage portfolio.

On a positive note, some of our holdings performed strongly during the period. These included Getty Images, whose main business is renting out and delivering photos from its image library. The company's scale and technology makes it the preferred provider for advertisers and the favored library partner among photographers. The valuation remains compelling and we expect the company to deliver strong earnings and cash-flow growth as the economy rebounds.

Another strong contributor was Paychex, the leading payroll processor for small businesses that has seen its earnings growth rate slowed by both tepid employment growth and low interest rates. We have followed this stock closely for years and were able to build a position in this fantastic long-term growth franchise at attractive prices. We expect Paychex's growth will reaccelerate as interest rates stabilize and the economy strengthens. Even without those two macroeconomic drivers, however, we believe Paychex's management can tweak products and pricing to drive growth.

Going forward, I will continue to use the market's weakness as an opportunity to upgrade the Fund with strong franchises at attractive valuations. I continue to focus on companies that can deliver earnings growth in any economic environment and have reduced the Fund's exposure to the broken growth stocks that have been such a drag on performance. I am heartened to say that our investment team remains squarely focused on identifying companies delivering strong growth at attractive valuations.

Thank you for your continued investment in Janus Orion Fund.

(1) Returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

48  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              85.2%                83.1%
  Foreign                                             14.6%                11.1%
Top 10 Equities                                       48.1%                39.2%
Number of Stocks                                         35                   35
Cash, Cash Equivalents and
  Fixed-Income Securities                             14.8%                16.9%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Commercial Services - Finance                          6.5%                   --
Multimedia                                             5.9%                   --
Food - Wholesale/Distribution                          5.7%                 0.7%
Reinsurance                                            5.6%                 5.8%
Travel Services                                        5.0%                   --

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Paychex, Inc.                                          6.5%                   --
AOL Time Warner, Inc.                                  5.9%                   --
Performance Food Group Co.                             5.7%                 0.7%
Berkshire Hathaway, Inc. - Class B                     5.1%                 5.8%
USA Interactive                                        5.0%                   --
XL Capital, Ltd. - Class A                             4.9%                 2.7%
EnCana Corp.                                           4.2%                 1.9%
Costco Wholesale Corp.                                 4.0%                 1.9%
Flowserve Corp.                                        3.5%                   --
LNR Property Corp.                                     3.3%                 1.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                              One Year          Since 6/30/00*

Janus Orion Fund              (16.70)%             (29.95)%
S&P 500(R)Index               (15.10)%             (18.03)%

Janus Orion Fund
$4,353

S&P 500(R) Index
$6,289
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($4,353) as compared to the S&P 500 Index ($6,289).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 85.2%
Advertising Services - 3.0%
     437,950    Getty Images, Inc.* .........................     $   12,551,647

Athletic Footwear - 1.7%
     150,355    NIKE, Inc. - Class B ........................          7,095,252

Brewery - 1.1%
     242,051    Molson, Inc. - Class A* .....................          4,555,039

Commercial Banks - 0.7%
     459,520    Koram Bank* .................................     $    2,926,540

Commercial Services - Finance - 6.5%
     944,720    Paychex, Inc. ...............................         27,226,830

Computers - 1.2%
     300,500    Apple Computer, Inc.* .......................          4,829,035

Cosmetics and Toiletries - 1.0%
      84,720    Avon Products, Inc. .........................          4,108,073

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Diversified Financial Services - 2.1%
     243,950    Citigroup, Inc. .............................     $    9,013,952

Diversified Operations - 3.4%
     302,895    General Electric Co.* .......................          7,648,099
     578,005    Cendant Corp.* ..............................          6,647,058

                                                                      14,295,157

Electronic Components - Semiconductors - 0.7%
     200,975    Semtech Corp.* ..............................          2,839,777

Food - Wholesale/Distribution - 5.7%
     640,290    Performance Food Group Co.* .................         23,812,385

Human Resources - 1.4%
     417,840    AMN Healthcare Services, Inc.* ..............          6,041,966

Internet Security - 2.4%
     725,700    Check Point Software Technologies, Ltd.* ....         10,007,403

Machinery - Pumps - 3.5%
   1,271,385    Flowserve Corp.* ............................         14,900,632

Medical - Drugs - 2.7%
      68,355    Forest Laboratories, Inc.* ..................          6,698,106
     527,795    Sepracor, Inc.* .............................          4,591,817

                                                                      11,289,923

Medical - Generic Drugs - 0.8%
     100,665    Taro Pharmaceutical Industries, Ltd.* .......          3,498,109

Medical - HMO - 1.0%
     120,600    Oxford Health Plans, Inc.* ..................          4,288,536

Medical - Hospitals - 1.3%
     194,645    Tenet Healthcare Corp.* .....................          5,596,044

Motion Pictures and Services - 1.8%
     604,565    Metro-Goldwyn-Mayer, Inc.* ..................          7,738,432

Multimedia - 5.9%
   1,684,805    AOL Time Warner, Inc.* ......................         24,850,874

Oil Companies - Integrated - 4.2%
     612,955    EnCana Corp. ................................         17,795,695

Property and Casualty Insurance - 4.9%
     269,200    XL Capital, Ltd. - Class A ..................         20,499,580

Radio - 4.9%
     575,795    Hispanic Broadcasting Corp.* ................         12,379,593
     485,370    Radio One, Inc. - Class D* ..................          8,095,972

                                                                      20,475,565

Real Estate Management/Services - 3.3%
     391,700    LNR Property Corp. ..........................         13,964,105

Reinsurance - 5.6%
       8,779    Berkshire Hathaway, Inc. - Class B* .........         21,596,340
      85,740    Platinum Underwriters Holdings, Ltd.* .......          2,152,074

                                                                      23,748,414

Retail - Bookstore - 1.9%
     383,005    Barnes & Noble, Inc.* .......................          8,081,405

Retail - Consumer Electronics - 0.8%
     169,450    Best Buy Company, Inc.* .....................          3,492,364

Retail - Discount - 5.0%
     494,515    Costco Wholesale Corp.* .....................     $   16,778,894
     152,390    Fred's, Inc. ................................          4,158,876

                                                                      20,937,770

Television - 1.7%
     273,420    Univision Communications, Inc. - Class A* ...          7,084,312

Travel Services - 5.0%
     840,670    USA Interactive* ............................         21,260,544
--------------------------------------------------------------------------------
Total Common Stock (cost $364,180,264) ......................        358,805,360
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Medical - Drugs - 0.9%
$  4,580,000    Sepracor, Inc., 7.00%
                  convertible subordinated debentures
                  due 12/15/05 (cost $3,464,742) ............          3,675,450
--------------------------------------------------------------------------------
Repurchase Agreement - 6.9%
  29,200,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $29,201,561
                  collateralized by $45,139,399
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $688,700 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $28,990,028
                  and $793,973 (cost $29,200,000) ...........         29,200,000
--------------------------------------------------------------------------------
U.S. Government Agency - 5.9%
                Federal Home Loan Bank System
  25,000,000      1.66%, 11/6/02
                  (amortized cost $24,994,236) ..............         24,994,236
--------------------------------------------------------------------------------
Total Investments (total cost $421,839,242) - 98.9% .........        416,675,046
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%          4,782,961
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  421,458,007
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              5.4%         $   22,651,654
Canada                                               5.4%             22,350,734
Israel                                               3.2%             13,505,512
South Korea                                          0.7%              2,926,540
United States++                                     85.3%            355,240,606
--------------------------------------------------------------------------------
Total                                              100.0%         $  416,675,046

++Includes Short-Term Securities (72.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

50  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND                         Helen Young Hayes, portfolio manager
(closed to new investors)                   Brent Lynn, portfolio manager

Over the past 12 months, the main theme that emerged was the inconsistency of the nascent global economic recovery. Beginning with the surge of optimism created by the surprising strength in equity markets following the terrorist attacks in the U.S. last fall and ending with the frustrating decline in the markets to close out the third quarter, investors have experienced the full range of the market's emotions. Layered on top of this was the backlash from various accounting scandals and the growing geopolitical unrest. Against this backdrop, Janus Overseas Fund posted a loss of 15.78% for the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned a loss of 13.21%.(1) For the same period, the Fund ranked 592nd out of 814 international funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) placing it in the third quartile.

[PHOTO]

[PHOTO]

Looking to Europe, the Morgan Stanley Capital International Europe Index fell 13.88% for the period. Economic growth in countries like England, Germany and France has been modest, with pressure building daily on the Bank of England and the European Central Bank to become more aggressive in cutting rates to stimulate growth.

In Asia, the Japanese Nikkei market fell 16.01%, skidding to a 19-year low. We continued to have difficulty finding solid investment ideas in Japan, given concerns about ongoing deflation and the slow pace of structural reform. Therefore, our exposure to Japan remained underweighted versus the benchmark during the period.

Given the fragile nature of the global economic recovery, our strategy has been to position Janus Overseas Fund fairly defensively until we get better clarity on earnings growth going forward. Our frustration lies in the fact that our returns do not reflect this more defensive posture.

The main stock that hurt performance was Bermuda-based conglomerate Tyco International, which declined 82.80% for the year. We owned Tyco for over three years because of the attractive businesses it owned, ranging from ADT home security systems to Curad bandages. We felt these were the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined substantially due to rumors of aggressive accounting practices. We welcomed news from Tyco that it planned to break itself up into four separate companies, as our in-house analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, we lost confidence in management in late April when they decided against this break-up plan, and we sold the position.

Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its fundamentals started to soften. Therefore, we made the decision to exit the stock until Ahold improves its operating metrics.

Companies with exposure to financial markets proved to be difficult investments given the continued decline in global equity markets. Our investments in German companies MLP, a financial services firm, and Muenchener Rueckversicherungs-Gesellschaft A.G. (Munich Re), a reinsurance company, held back performance due to their exposure to falling equity markets. We chose to sell our position in MLP.

Stocks that gained ground were primarily consumer-oriented, ranging from automobiles to household products to pharmaceuticals.

Porsche was our top performer, gaining 74.26% for the year. Despite a soft economy, the Porsche brand remains very healthy, evidenced by steady high demand for its vehicles. Strong sales growth of Porsche's flagship 911 sports car enabled the company to maintain healthy margins. Its new sport utility vehicle is currently being launched in Europe to favorable reviews and will launch in the U.S. in 2003.

Nissan Motor Corporation was also a strong performer. The company is benefiting from dynamic change at the hands of a new management team, led by Carlos Ghosn. Furthermore, it remains focused on "Nissan 180" - a goal to sell one million new cars, reach an 8% profit margin and have zero debt by 2004. Nissan's success in launching new products and gaining market share versus Detroit's "Big Three" automakers gives us confidence that it will continue to deliver results.

Reckitt Benckiser, a UK-based household goods manufacturer that markets products like Lysol, Woolite and Calgon, also gained impressively. Reckitt is benefiting from textbook execution of product innovation, brand marketing, cost cutting, and working capital efficiency, all of which resulted in healthy organic growth and improving margins.

As mentioned earlier, we continue to run a broad and flat portfolio. For example, the total number of stocks in the Fund has increased in the last 12 months, while the concentration of the top holdings has declined. The industry weightings reflect a mix of stable, predictable businesses as well as companies with some leverage to improving economic fundamentals and equity markets. Our focus is on companies that are executing well in this environment, regardless of their diverse end markets.

In closing, while disappointed that recent data suggests the global economic recovery remains sluggish, we remain very focused on our mandate - finding companies with strong fundamentals that are gaining profitable share and selling at reasonable valuations. We have confidence that, over time, our research will uncover these "best-of-breed" companies that will prove to be long-term winners.

We know this has been a trying time for all Janus investors and we appreciate your continued support.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Overseas Fund 64th out of 413 international funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              96.6%                86.2%
  Foreign                                             96.6%                84.7%
Top 10 Equities/Preferred                             18.6%                24.9%
Number of Stocks                                        134                  120
Cash and Cash Equivalents                              3.4%                13.8%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Oil Companies - Integrated                             9.3%                 8.3%
Medical - Drugs                                        6.4%                 8.0%
Money Center Banks                                     4.2%                 2.8%
Automotive - Cars and Light Trucks                     3.8%                 2.0%
Electronic Components
  - Semiconductors                                     3.8%                 1.8%

Top 5 Countries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------

United Kingdom                                        18.7%                13.6%
Japan                                                 12.5%                10.8%
Switzerland                                           10.5%                 6.9%
France                                                10.2%                 5.8%
Canada                                                 7.3%                 5.4%

Top 10 Equity/Preferred Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Total Fina Elf S.A.                                    2.5%                 2.8%
Grupo Televisa S.A. (ADR)                              2.0%                 1.6%
Accor S.A.                                             1.8%                 0.6%
Porsche A.G.                                           1.8%                 1.6%
Reliance Industries, Ltd.                              1.8%                 1.8%
Reckitt Benckiser PLC                                  1.8%                 2.6%
STMicroelectronics N.V.                                1.8%                 1.4%
UBS A.G.                                               1.7%                   --
EnCana Corp.                                           1.7%                   --
Diageo PLC                                             1.7%                 1.0%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                  One Year        Five Year        Since 5/2/94*
Janus Overseas Fund               (15.78)%          0.62%              7.98%
Morgan Stanley Capital
  International EAFE(R)Index      (13.21)%         (3.12)%             0.29%

Janus Overseas
Fund
$19,210

Morgan Stanley
Capital
International
EAFE(R) Index
$10,250
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($19,210) as compared to the Morgan Stanley Capital International EAFE Index ($10,250).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 0.1%
     837,797    Telefonica Publicidad e Informacion S.A.** ..     $    2,978,589

Advertising Services - 1.6%
   7,356,182    WPP Group PLC** .............................         50,330,686

Aerospace and Defense - 0.1%
     177,159    Embraer-Empresa Brasileira de Aeronautica
                  S.A. (ADR) ................................     $    2,777,853

Applications Software - 1.5%
     234,447    Infosys Technologies, Ltd. ..................         18,371,239
   6,040,953    Satyam Computer Services, Ltd. ..............         29,412,125

                                                                      47,783,364

See Notes to Schedules of Investments and Financial Statements.

52  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Audio and Video Products - 1.6%
   1,219,500    Sony Corp.** ................................     $   52,460,775

Automotive - Cars and Light Trucks - 2.0%
     316,921    BMW A.G.** ..................................         11,298,761
     293,300    Honda Motor Company, Ltd.** .................         10,510,391
     332,810    Hyundai Motor Company, Ltd.** ...............          8,453,671
   4,549,000    Nissan Motor Company, Ltd.** ................         34,942,007

                                                                      65,204,830

Beverages - Wine and Spirits - 1.7%
   4,913,082    Diageo PLC** ................................         55,162,398

Brewery - 2.8%
   1,786,000    Asahi Breweries, Ltd.** .....................         11,750,566
   2,101,671    Interbrew S.A.** ............................         47,350,377
   4,028,000    Kirin Brewery Company, Ltd.** ...............         24,923,036
     340,685    Molson, Inc. - Class A ......................          6,411,184

                                                                      90,435,163

Broadcast Services and Programming - 2.0%
   2,357,070    Grupo Televisa S.A. (ADR)*,** ...............         66,233,667

Building - Heavy Construction - 0.4%
     194,105    Technip-Coflexip S.A.** .....................         12,619,692

Cable Television - 0.7%
   2,452,015    Shaw Communications, Inc. - Class B .........         23,980,089

Cellular Telecommunications - 2.6%
  22,297,000    China Mobile, Ltd.*,** ......................         54,748,311
      15,981    NTT DoCoMo, Inc.** ..........................         29,481,846

                                                                      84,230,157

Chemicals - Diversified - 1.6%
     308,481    Akzo Nobel N.V.** ...........................          9,225,983
   3,131,440    BOC Group PLC** .............................         44,043,362

                                                                      53,269,345

Chemicals - Specialty - 1.8%
      37,914    Givaudan S.A.** .............................         15,872,518
     725,920    Syngenta A.G.** .............................         43,200,450

                                                                      59,072,968

Commercial Banks - 2.9%
   2,190,161    Anglo Irish Bank Corporation PLC** ..........         14,662,230
   1,004,968    Danske Bank A/S .............................         16,003,016
     170,298    Julius Baer Holding, Ltd.** .................         41,646,115
     363,095    Kookmin Bank** ..............................         12,098,586
      84,510    Kookmin Bank (ADR)** ........................          2,733,899
   1,154,310    Koram Bank*,** ..............................          7,351,442

                                                                      94,495,288

Computer Services - 0.6%
     253,556    Atos S.A.*,** ...............................          9,361,105
     292,144    Cap Gemini S.A.** ...........................          7,183,746
   1,511,829    Logica PLC** ................................          3,697,974

                                                                      20,242,825

Computers - 1.0%
  88,368,000    Legend Group, Ltd.** ........................         32,008,770

Cooperative Banks - 0.7%
   1,845,223    Banco Popolare di Verona e Novara Scrl** ....         22,440,087

Cosmetics and Toiletries - 1.4%
   1,920,000    Kao Corp.** .................................     $   43,883,529

Diversified Financial Services - 1.8%
     830,448    Deutsche Boerse A.G.** ......................         29,771,336
   1,427,072    Euronext N.V.** .............................         28,406,599

                                                                      58,177,935

Diversified Minerals - 1.2%
   1,308,696    Anglo American PLC** ........................         16,748,224
     856,560    Companhia Vale do Rio Doce (ADR)* ...........         22,570,356

                                                                      39,318,580

Diversified Operations - 1.5%
   8,081,144    BBA Group PLC** .............................         22,347,735
   4,530,051    Hays PLC** ..................................          6,343,118
   1,785,003    Smiths Group PLC** ..........................         20,328,496

                                                                      49,019,349

Electronic Components - 0.7%
   1,106,133    Koninklijke (Royal) Philips Electronics N.V.**        19,827,284
     255,041    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          4,514,226

                                                                      24,341,510

Electronic Components - Semiconductors - 3.8%
     137,600    Rohm Company, Ltd.** ........................         17,331,121
     171,850    Samsung Electronics Company, Ltd.** .........         48,658,303
   2,546,500    STMicroelectronics N.V.** ...................         50,563,294
     294,778    STMicroelectronics N.V. (New York Shares)** .          5,798,283

                                                                     122,351,001

Electronic Security Devices - 1.1%
  26,638,967    Chubb PLC** .................................         36,042,071

Finance - Mortgage Loan Banker - 0.7%
   1,787,875    Housing Development Finance
                  Corporation, Ltd. .........................         23,264,544

Food - Diversified - 3.7%
     313,616    Groupe Danone** .............................         40,686,170
   2,129,000    Kikkoman Corp.** ............................         12,703,849
     121,764    Nestle S.A.** ...............................         26,106,603
   1,596,893    Orkla A.S.A. ................................         25,339,225
     251,902    Unilever N.V.** .............................         16,152,833

                                                                     120,988,680

Hotels and Motels - 2.7%
   1,671,693    Accor S.A.** ................................         59,350,309
   1,155,296    Fairmont Hotels & Resorts, Inc. .............         28,043,315

                                                                      87,393,624

Human Resources - 0.1%
     570,047    Vedior N.V.** ...............................          3,471,867

Industrial Gases - 0.3%
      70,206    L'Air Liquide S.A.** ........................          8,996,753

Instruments - Controls - 0.7%
     724,150    Mettler-Toledo International, Inc.*,** ......         21,688,293

Insurance Brokers - 1.4%
   2,568,095    Jardine Lloyd Thompson Group** ..............         26,919,226
     561,585    Willis Group Holdings, Ltd.* ................         17,184,501

                                                                      44,103,727

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.2%
     587,110    Check Point Software Technologies, Ltd.* ....     $    8,096,247

Investment Management and Advisory Services - 0.2%
     680,966    Schroders PLC** .............................          6,112,317

Machinery - Electrical - 0.6%
     450,089    Schneider Electric S.A.** ...................         20,860,348

Medical - Drugs - 6.4%
     235,600    Aventis S.A.** ..............................         14,104,214
   1,299,783    GlaxoSmithKline PLC** .......................         25,118,942
     600,256    Novartis A.G.** .............................         22,892,997
     165,461    Sanofi-Synthelabo S.A.** ....................         10,118,355
     723,018    Schering A.G.** .............................         33,187,623
      22,403    Serono S.A. - Class B** .....................         12,505,214
     480,000    Takeda Chemical Industries, Ltd.** ..........         19,943,497
     318,165    Teva Pharmaceutical Industries, Ltd. (ADR) ..         24,635,516
   1,837,000    Yamanouchi Pharmaceutical Company, Ltd.** ...         44,985,515

                                                                     207,491,873

Medical Products - 1.7%
   6,736,756    Smith & Nephew PLC** ........................         40,542,994
      23,350    Synthes-Stratec, Inc.** .....................         14,125,248

                                                                      54,668,242

Metal - Aluminum - 0.5%
     505,037    Pechiney S.A.** .............................         15,584,682

Metal Processors and Fabricators - 2.2%
   4,762,836    Assa Abloy A.B. - Class B ...................         47,045,669
     909,100    SKF A.B. - Class B ..........................         22,771,928

                                                                      69,817,597

Miscellaneous Manufacturing - 0.6%
  17,178,732    FKI PLC** ...................................         18,826,775

Money Center Banks - 4.2%
   1,903,213    Banco Bilbao Vizcaya Argentaria S.A.** ......         18,131,752
   1,347,600    HBOS PLC** ..................................         14,762,262
   3,429,594    Standard Chartered PLC** ....................         39,920,165
   1,167,069    UBS A.G.** ..................................         55,618,385
   2,086,566    UniCredito Italiano S.p.A.** ................          7,810,903

                                                                     136,243,467

Multimedia - 0.7%
   1,093,693    Corus Entertainment, Inc. - Class B* ........         15,090,432
   1,003,334    News Corporation, Ltd. ......................          5,925,155
     114,295    News Corporation, Ltd. (ADR) ................          2,655,073

                                                                      23,670,660

Oil - Field Services - 1.7%
   3,081,389    John Wood Group PLC** .......................          7,713,353
   4,736,583    Saipem S.p.A.** .............................         25,423,875
     551,465    Schlumberger, Ltd.** ........................         22,119,261

                                                                      55,256,489

Oil Companies - Exploration and Production - 0.6%
     580,383    Canadian Natural Resources, Ltd. ............         15,774,904
   3,360,500    CNOOC, Ltd.** ...............................          4,201,110

                                                                      19,976,014

Oil Companies - Integrated - 8.6%
   6,223,095    BP PLC** ....................................     $   39,917,834
   1,913,939    EnCana Corp. ................................         55,566,681
   2,351,614    Eni S.p.A.** ................................         32,301,285
   2,930,869    Husky Energy, Inc. ..........................         29,823,915
   2,217,670    Suncor Energy, Inc. .........................         32,086,150
     592,748    Total Fina Elf S.A.** .......................         81,653,449
      62,570    Yukos (ADR) .................................          8,665,945

                                                                     280,015,259

Oil Refining and Marketing - 0.5%
   2,329,000    TonenGeneral Sekiyu K.K.** ..................         14,619,688

Optical Supplies - 1.1%
     326,600    Alcon, Inc. (New York Shares)*,** ...........         13,397,132
     312,000    Hoya Corp.** ................................         21,418,688

                                                                      34,815,820

Paper and Related Products - 0.7%
   1,073,959    Stora Enso Oyj - Class R** ..................         11,167,457
     365,754    UPM - Kymmene Oyj** .........................         11,862,540

                                                                      23,029,997

Petrochemicals - 1.8%
  10,549,284    Reliance Industries, Ltd. ...................         58,203,988

Printing - Commercial - 0.6%
   1,170,000    Dai Nippon Printing Company, Ltd.** .........         11,957,282
     896,000    Toppan Printing Company, Ltd.** .............          6,662,983

                                                                      18,620,265

Public Thoroughfares - 1.1%
   1,435,406    Autoroutes du Sud de la France S.A.*,** .....         35,808,014

Publishing - Books - 1.2%
   1,624,665    Reed Elsevier N.V.** ........................         20,256,614
   1,978,929    Reed Elsevier PLC** .........................         17,477,159

                                                                      37,733,773

Publishing - Newspapers - 1.0%
   3,126,196    Pearson PLC** ...............................         33,289,736

Publishing - Periodicals - 0.7%
   1,350,232    Wolters Kluwer N.V.** .......................         23,681,230

Reinsurance - 1.0%
     115,982    Muenchener Rueckversicherungs
                  -Gesellschaft A.G.** ......................         14,931,768
     234,430    Swiss Re** ..................................         16,277,766

                                                                      31,209,534

Retail - Consumer Electronics - 0.4%
   4,808,409    Dixons Group PLC** ..........................         14,572,292

Rubber - Tires - 0.7%
     469,134    Compagnie Generale des Etablissements
                  Michelin - Class B** ......................         13,640,499
     563,404    Continental A.G.** ..........................          8,006,618

                                                                      21,647,117

Security Services - 1.4%
   3,376,638    Securitas A.B. - Class B ....................         46,989,425

Soap and Cleaning Preparations - 1.8%
   3,181,843    Reckitt Benckiser PLC** .....................         57,744,871

See Notes to Schedules of Investments and Financial Statements.

54  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.4%
     262,784    Nokia Oyj** .................................     $    4,463,138
     534,820    Nokia Oyj (ADR)** ...........................          8,888,708

                                                                      13,351,846

Telephone - Integrated - 1.0%
     576,626    Telecom Italia S.p.A.** .....................          4,579,793
   1,273,741    Telecom Italia S.p.A. - RNC** ...............          6,705,689
     743,355    Telefonos de Mexico S.A. (ADR)** ............         22,672,328

                                                                      33,957,810

Television - 0.8%
   7,458,214    Granada PLC** ...............................          8,576,278
   5,131,000    Television Broadcasts, Ltd.** ...............         17,664,519

                                                                      26,240,797

Tobacco - 2.0%
       7,413    Japan Tobacco, Inc.** .......................         47,622,371
   2,157,999    Korea Tobacco & Ginseng Corp. (GDR)**,+ .....         15,818,133

                                                                      63,440,504

Transportation - Railroad - 0.9%
     249,935    Canadian National Railway Co. ...............         10,565,896
     430,690    Canadian National Railway Co.
                  (New York Shares) .........................         18,377,542

                                                                      28,943,438
--------------------------------------------------------------------------------
Total Common Stock (cost $3,202,110,984) ....................      3,053,288,124
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.8%
     122,601    Porsche A.G.** ..............................         58,521,892

Oil Companies - Integrated - 0.7%
   1,744,845    Petroleo Brasileiro S.A. (ADR) ..............         21,042,831
--------------------------------------------------------------------------------
Total Preferred Stock (cost $62,409,967) ....................         79,564,723
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
$109,800,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $109,805,871
                  collateralized by $169,736,508
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $2,589,699 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $109,010,449
                  and $2,985,555 (cost $109,800,000) ........        109,800,000
--------------------------------------------------------------------------------
Time Deposit - 0.8%
                ABN Amro Bank N.V.
  26,900,000      1.85%, 11/1/02 (cost $26,900,000) .........         26,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,401,220,951) - 100.8% ......      3,269,552,847
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%     (26,955,957)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,242,596,890
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.3%         $    8,580,228
Belgium                                              1.4%             47,350,377
Bermuda                                              0.5%             17,184,501
Brazil                                               1.4%             46,391,040
Canada                                               7.2%            235,720,106
Denmark                                              0.5%             16,003,016
Finland                                              1.1%             36,381,844
France                                              10.1%            329,967,337
Germany                                              4.8%            155,717,998
Hong Kong                                            3.3%            108,622,710
India                                                4.0%            129,251,896
Ireland                                              0.4%             14,662,230
Israel                                               1.0%             32,731,763
Italy                                                3.0%             99,261,632
Japan                                               12.4%            405,197,145
Mexico                                               2.7%             88,905,995
Netherlands                                          4.5%            147,655,897
Norway                                               0.8%             25,339,225
Russia                                               0.3%              8,665,945
South Korea                                          2.9%             95,114,034
Spain                                                0.6%             21,110,341
Sweden                                               3.6%            116,807,023
Switzerland                                         10.4%            339,692,297
United Kingdom                                      18.6%            606,538,267
United States                                        4.2%            136,700,000
--------------------------------------------------------------------------------
Total                                              100.0%         $3,269,552,847

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02           137,300,000      $  214,709,526    $ (2,521,220)
British Pound 4/15/03            66,000,000         102,168,654        (957,655)
Euro 11/7/02                    226,900,000         224,622,217      (2,620,417)
Euro 1/31/03                    139,200,000         137,246,761      (1,491,169)
Euro 2/21/03                    136,100,000         134,072,754      (1,994,857)
Euro 4/15/03                     82,700,000          81,287,955        (866,214)
Hong Kong Dollar
  2/21/03                       673,200,000          86,240,113           46,118
Japanese Yen 11/7/02          3,660,000,000          29,887,312        (118,729)
Japanese Yen 1/31/03          2,300,000,000          18,857,464          177,991
Japanese Yen 2/21/03         21,325,000,000         174,982,750      (2,290,070)
Japanese Yen 4/15/03          8,630,000,000          70,958,348        (796,070)
Mexican Peso 11/22/02           416,500,000          40,883,077          870,453
South Korean Won
  2/3/03                     16,400,000,000          13,362,666          384,191
South Korean Won
  2/25/03                    49,100,000,000          39,934,933        (857,548)
Swiss Franc 11/7/02              99,400,000          67,354,243      (1,304,473)
Swiss Franc 4/15/03             107,500,000          73,132,462        (971,514)
--------------------------------------------------------------------------------
Total                                            $1,509,701,235    $(15,311,183)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL SITUATIONS FUND                    David Decker, portfolio manager

For the 12 months ended October 31, 2002, Janus Special Situations Fund fell 21.21%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) For the same period, the Fund ranked 409th out of 469 multi-cap core funds tracked by Lipper, a Reuters Company and leading mutual fund rating company,(2) placing it in the fourth quartile.

There were very few positives over the past year. While the Fund performed well during the first five months of the calendar year, performance during the June-September period was, in a word, dreadful.(3)

[PHOTO]

Despite what has been a very difficult environment, I am very optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we use scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. Because the market is essentially the collective opinion of all participants, it can often be driven both up and down in a manner that can appear irrational from a valuation perspective. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war and terrorism - converged in a downward selling cycle that manifested upon itself.

In some instances, when we do not yet own a position, it provides us unique opportunities to exploit the divergence. Such was the case with Blockbuster. In early 2002, the market value of Blockbuster came under severe pressure due to concern over the possibility of a missed quarterly earnings predicated on weak rental sales during the Olympics. Because we believe that value is a function of the future cash flows a company will generate over time and not over the next quarter or two, we very aggressively purchased Blockbuster at $20 per share. We had valued the company at well over $30. The market value did rebound over the next few months and we sold most of the position above $29. Recently, concerns about video-on-demand and retail DVD sales have again caused the stock to come under severe pressure. Given our style of trying to exploit disconnects between intrinsic value and market value, it would be consistent for us to revisit this company. It is important to note that we are not traders. We invest in undervalued companies and will hold them until we believe they are fairly valued. However, if the market pushes a company's market value to fair value more quickly than we anticipate, we will not hesitate to sell a company that we no longer deem attractively valued.

That said, we are not always right, and the past six months exposed several bad decisions that I made. The first, and by far the most damaging, was El Paso, which I have discussed in the past. What first attracted me to this company was its powerful asset base. Unfortunately, two events later occurred. First, the company dramatically scaled back from the merchant energy business which proved to be more costly than I had anticipated. Second, El Paso was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes: I incorrectly analyzed the impact of the merchant energy withdrawal and I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Fund.

Elsewhere, I discussed in my semiannual letter to you a decision to buy Tyco International for a share price in its $20s after it had suffered a severe decline in market value. I believed, and still do, that Tyco was worth, at its worst, a price in the low $20s. Buying it at that price gave me the downside protection I wanted. Unfortunately, it was short-lived. CEO Dennis Kozlowski was indicted for tax evasion and resigned. The reaction by the market was swift and severe, as investors were rightly concerned that Kozlowski's personal indiscretions may have extended to the company. However, the initial results of an independent accounting review strongly suggest otherwise. The reason I still own the position is that I believe there is real value in the company. Tyco is a conglomerate that owns some excellent businesses in fire and security, as well as medical. The company generates excellent cash flow and I believe that under new CEO Ed Breen, it will once again flourish. Unfortunately, while the stock is well off its lows of under $10 a share, at the current price of roughly $15, it has had a large negative impact on the performance of the Fund.

In conclusion, I firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that, while the economy is certainly not accelerating rapidly, it is recovering. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, market value and intrinsic value will converge.

Thank you for your continued support during this very difficult period.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Special Situations Fund 110th out of 185 multi-cap core funds for the 5-year period.

(3) The Janus Special Situations Fund 3-month and 6-month performance are reported as a loss of 3.98% and a loss of 28.88%, respectively. The S&P 500(R) Index performance for the same time period was a loss of 2.38% and a loss of 17.01%, respectively

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Special Situations Fund will merge into Janus Strategic Value Fund. These funds have similar investment objectives and are both managed by David Decker. Once the two funds merge, Janus Strategic Value Fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities. The surviving fund will continue to be managed by David Decker.

56  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                             100.1%               100.4%
  Foreign                                             14.6%                 9.5%
Top 10 Equities                                       50.3%                49.1%
Number of Stocks                                         34                   37
Cash, Cash Equivalents and
  Fixed-Income Securities                            (0.1)%               (0.4)%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     9.3%                 4.4%
Diversified Operations                                 6.3%                 0.7%
Computer Services                                      6.0%                 4.9%
Computers                                              5.7%                 4.0%
Petrochemicals                                         4.7%                 3.0%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          9.3%                   --
Ceridian Corp.                                         6.0%                 4.9%
Apple Computer, Inc.                                   5.7%                 4.0%
Reliance Industries, Ltd.                              4.7%                 3.0%
Arbitron, Inc.                                         4.3%                 3.6%
SK Corp.                                               4.3%                 4.1%
Westwood One, Inc.                                     4.2%                 2.1%
Lear Corp.                                             4.0%                   --
Mattel, Inc.                                           3.9%                 3.3%
Computer Associates International, Inc.                3.9%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002

                                    One Year      Five Year      Since 12/31/96*
Janus Special Situations Fund       (21.21)%       (0.84)%            5.27%
S&P 500(R)Index                     (15.10)%        0.73%             4.60%

Janus Special
Situations Fund
$13,497

S&P 500(R) Index
$12,997
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($13,497) as compared to the S&P 500 Index ($12,997).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 100.1%
Advertising Sales - 0.8%
     149,305    Lamar Advertising Co.* ......................     $    5,067,412

Apparel Manufacturers - 2.0%
     410,260    Liz Claiborne, Inc. .........................         12,192,927

Automotive - Truck Parts and Equipment - 4.0%
     679,685    Lear Corp.* .................................         24,842,487

Broadcast Services and Programming - 9.3%
   6,894,270    Liberty Media Corp. - Class A* ..............     $   57,015,613

Casino Hotels - 3.7%
   1,251,535    Station Casinos, Inc.* ......................         22,515,115

Commercial Services - 4.3%
     772,066    Arbitron, Inc.* .............................         26,366,054

Commercial Services - Finance - 1.7%
     217,945    Moody's Corp. ...............................         10,265,209

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL SITUATIONS FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Computer Services - 6.0%
   2,690,620    Ceridian Corp.* .............................     $   37,076,744

Computers - 5.7%
   2,170,550    Apple Computer, Inc.* .......................         34,880,738

Diagnostic Kits - 1.3%
     275,000    Biosite, Inc.* ..............................          7,942,000

Diversified Operations - 6.3%
     444,880    SPX Corp.* ..................................         18,689,409
   1,358,730    Tyco International, Ltd. ....................         19,647,236

                                                                      38,336,645

Electronic Design Automation - 3.8%
   2,310,610    Cadence Design Systems, Inc.* ...............         23,406,479

Enterprise Software and Service - 3.9%
   1,602,665    Computer Associates International, Inc. .....         23,815,602

Identification Systems and Devices - 0%
         970    Brady Corp. - Class A .......................             32,000

Internet Brokers - 3.1%
   4,204,556    E*TRADE Group, Inc.* ........................         18,920,502

Medical Information Systems - 2.7%
   1,083,710    IMS Health, Inc. ............................         16,298,998

Multimedia - 3.1%
     429,190    Viacom, Inc. - Class B* .....................         19,146,166

Non-Hazardous Waste Disposal - 1.7%
   1,300,000    Allied Waste Industries, Inc.* ..............         10,595,000

Oil Companies - Exploration and Production - 1.9%
   2,278,075    Magnum Hunter Resources, Inc.*,# ............         11,845,990

Oil Refining and Marketing - 4.3%
   2,322,930    SK Corp.** ..................................         26,213,629

Petrochemicals - 4.7%
   5,208,741    Reliance Industries, Ltd. ...................         28,738,396

Pipelines - 2.6%
     534,486    Kinder Morgan Management LLC* ...............         15,890,269

Publishing - Periodicals - 1.2%
     916,900    Playboy Enterprises, Inc. - Class B* ........          7,601,101

Radio - 4.2%
     703,785    Westwood One, Inc.* .........................         25,547,396

Recreational Centers - 2.2%
   1,941,905    Bally Total Fitness Holding Corp.*,# ........         13,204,954

Retail - Toy Store - 2.2%
   1,363,490    Toys "R" Us, Inc.* ..........................         13,621,265

Retail - Video Rental - 1.4%
     360,385    Blockbuster, Inc. - Class A .................          8,638,428

Satellite Telecommunications - 2.8%
     829,975    EchoStar Communications Corp.* ..............         16,923,190

Television - 2.5%
   1,009,350    SBS Broadcasting S.A.* ......................     $   15,140,250

Tobacco - 0.6%
     368,447    Vector Group, Ltd. ..........................          3,868,694

Toys - 3.9%
   1,309,000    Mattel, Inc. ................................         24,033,240

Travel Services - 1.7%
     425,000    USA Interactive* ............................         10,748,250

Web Portals/Internet Service Providers - 0.5%
     490,195    EarthLink, Inc.* ............................          2,995,091
--------------------------------------------------------------------------------
Total Common Stock (cost $743,141,862) ......................        613,725,834
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Retail - Discount - 0%
$  6,700,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi)
                  (cost $3,139,242) .........................             75,375
--------------------------------------------------------------------------------
Total Investments (total cost $746,281,104) - 100.1% ........        613,801,209
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%        (833,715)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  612,967,494
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              3.2%         $   19,647,236
India                                                4.6%             28,738,396
Luxembourg                                           2.5%             15,140,250
South Korea                                          4.3%             26,213,629
United States++                                     85.4%            524,061,698
--------------------------------------------------------------------------------
Total                                              100.0%         $  613,801,209

++Includes Short-Term Securities (85.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  2/3/03                     26,600,000,000      $   21,673,592    $     456,191
South Korean Won
  2/25/03                     2,500,000,000           2,033,347         (48,700)
--------------------------------------------------------------------------------
Total                                            $   23,706,939    $     407,491

See Notes to Schedules of Investments and Financial Statements.

58  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND                       David Decker, portfolio manager

For the 12 months ended October 31, 2002, Janus Strategic Value Fund fell 17.23%, lagging the 15.10% loss by its benchmark, the S&P 500(R) Index.(1) For this same period, the Fund ranked 356th out of the 485 multi-cap value funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

There were very few positives over the past year. While the Fund performed well during the first five months of the calendar year, performance during the June-September period was, in a word, dreadful.

[PHOTO]

Despite what has been a very difficult environment, I am very optimistic about the Fund. I firmly believe our process is sound and we have built a portfolio of excellent companies that will compound value for shareholders over time.

I often discuss intrinsic value, which I define as the value of a company based on its future discounted cash flows. When intrinsic value is less than the current market value, I look to buy, and when it is above, I look to sell. However, unlike current market value, intrinsic value is actually a range of values. This is because intrinsic value is a function of the many assumptions that are made about the future. Therefore, when we value companies, we use scenario analysis. In other words, we make differing assumptions in our valuation models, and then apply probabilities to those scenarios, while always trying to err on the side of caution. However, even if we apply a low probability to a scenario, there is a chance that that scenario will play out. Because of this, we try to find companies where, if we are wrong, the damage will not be overly severe.

The spread between market value and intrinsic value is also driven by the psychology of the market. Because the market is essentially the collective opinion of all participants, it can often be driven both up and down in a manner that can appear irrational from a valuation perspective. In my opinion, we saw this most evidently in September 2002, where fear of the unknown - economic outlook, war and terrorism - converged in a downward selling cycle that manifested upon itself. An example where psychology drove a divergence between market value and intrinsic value in the Fund was Station Casinos.

Station Casinos has been a very long-term holding of the Fund due to what I believe is a superior collection of assets that dominates the locals market in Las Vegas. The stock had appreciated 70% in the first half of the year before collapsing and losing almost the entire amount of the gain in a period of a couple of weeks. A month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this time? The answer is, quite simply, no. The market is often driven by emotion more than logic. This is why we invest in companies based on what we believe the true intrinsic value is and then remain patient. If we are right, market value and intrinsic value will converge as the fundamental strength of the business model becomes apparent. In fact, Station Casinos fully rebounded from its near-term setback and was a positive contributor to the Fund.

Unfortunately, we are not always right, and the past six months exposed several bad decisions that I made. The first, and by far the most damaging, was El Paso, which I have discussed in the past. What first attracted me to this company was its powerful asset base. Unfortunately, two events occurred. First, the company dramatically scaled back from the merchant energy business, which proved to be more costly than I had anticipated. Second, El Paso was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. Drawing from my discussion of scenario analysis, I made two important mistakes: I incorrectly analyzed the impact of the merchant energy withdrawal and I underestimated the probability of these events occurring at all. These mistakes caused severe damage to the performance of the Fund.

Elsewhere, I discussed in my semiannual letter to you a decision to buy Tyco International for a share price in its $20s after it had suffered a severe decline in market value. I believed, and still do, that Tyco was worth, at its worst, a price in the low $20s. Buying it at that price gave me the downside protection I wanted. Unfortunately, it was short-lived. CEO Dennis Kozlowski was indicted for tax evasion and resigned. The reaction by the market was swift and severe, as investors were rightly concerned that Kozlowski's personal indiscretions may have extended to the company. However, the initial results of an independent accounting review strongly suggest otherwise. The reason I still own the position is that I believe there is real value in the company. Tyco is a conglomerate that owns some excellent businesses in fire and security, as well as medical. The company generates excellent cash flow and I believe that under new CEO Ed Breen, it will once again flourish. Unfortunately, while the stock is well off its lows of under $10 a share, at the current price of roughly $15, it has had a large negative impact on the performance of the Fund.

In conclusion, I firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that, while the economy is certainly not accelerating rapidly, it is recovering. Although I do not necessarily believe the market will rebound rapidly, I think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, and as we have seen already with Station Casinos, market value and intrinsic value will converge.

Thank you for your continued support during this very difficult period.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2003, Janus Special Situations Fund will merge into Janus Strategic Value Fund. These funds have similar investment objectives and are both managed by David Decker. Once the two funds merge, Janus Strategic Value Fund will be renamed Janus Special Equity Fund and will, under normal circumstances, invest at least 80% of its net assets in equity securities. The surviving fund will continue to be managed by David Decker.

                                        Janus Equity Funds  October 31, 2002  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.9%                98.4%
  Foreign                                             18.7%                14.1%
    European                                           1.2%                 1.0%
Top 10 Equities                                       50.9%                44.1%
Number of Stocks                                         36                   47
Cash, Cash Equivalents and
  Fixed-Income Securities                              1.1%                 1.6%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                     6.4%                 2.0%
Building Products - Cement
  and Aggregate                                        5.9%                 4.8%
Finance - Mortgage Loan Banker                         5.4%                   --
Reinsurance                                            5.1%                 2.2%
Computers                                              5.0%                 3.7%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                          6.4%                   --
Cemex S.A. de C.V. (ADR)                               5.9%                 4.8%
Fannie Mae                                             5.4%                   --
Berkshire Hathaway, Inc. - Class B                     5.1%                 2.2%
Apple Computer, Inc.                                   5.0%                 3.7%
Kinder Morgan Management LLC                           5.0%                 1.2%
Packaging Corporation of America                       5.0%                 3.8%
Lear Corp.                                             4.7%                 1.7%
Ceridian Corp.                                         4.7%                 3.7%
Mattel, Inc.                                           3.7%                 3.6%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                   One Year          Since 2/29/00*
Janus Strategic Value Fund         (17.23)%             (11.86)%
S&P 500(R)Index                    (15.10)%             (13.85)%

Janus Strategic
Value Fund
$7,138

S&P 500(R) Index
$6,720
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($7,138) as compared to the S&P 500 Index ($6,720).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.9%
Apparel Manufacturers - 2.1%
     920,045    Liz Claiborne, Inc. .........................     $   27,343,737

Automotive - Cars and Light Trucks - 3.2%
   5,391,000    Nissan Motor Company, Ltd.** ................         41,409,620

Automotive - Truck Parts and Equipment - 4.7%
   1,671,600    Lear Corp.* .................................         61,096,980

Broadcast Services and Programming - 6.4%
   9,899,750    Liberty Media Corp. - Class A* ..............     $   81,870,932

Building Products - Cement and Aggregate - 5.9%
   3,724,550    Cemex S.A. de C.V. (ADR) ....................         75,496,628

Casino Hotels - 2.3%
   1,675,820    Station Casinos, Inc.* ......................         30,148,002

Commercial Services - 0.7%
     271,160    Arbitron, Inc.* .............................          9,260,114

See Notes to Schedules of Investments and Financial Statements.

60  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Commercial Services - Finance - 2.0%
     533,475    Moody's Corp. ...............................     $   25,126,672

Computer Services - 4.7%
   4,390,995    Ceridian Corp.* .............................         60,507,911

Computers - 5.0%
   4,049,495    Apple Computer, Inc.* .......................         65,075,385

Containers - Paper and Plastic - 5.0%
   3,734,160    Packaging Corporation of America* ...........         64,899,701

Diversified Operations - 4.9%
     801,280    SPX Corp.* ..................................         33,661,773
   1,926,570    Tyco International, Ltd. ....................         27,858,202

                                                                      61,519,975

Electronic Design Automation - 3.3%
   4,252,560    Cadence Design Systems, Inc.* ...............         43,078,433

Enterprise Software and Services - 1.9%
   1,644,800    Computer Associates International, Inc. .....         24,441,728

Finance - Consumer Loans - 1.5%
     187,670    SLM Corp. ...................................         19,281,216

Finance - Credit Card - 1.2%
     429,535    American Express Co. ........................         15,622,188

Finance - Mortgage Loan Banker - 5.4%
   1,031,860    Fannie Mae ..................................         68,990,160

Multimedia - 2.0%
     589,715    Viacom, Inc. - Class B* .....................         26,307,186

Non-Hazardous Waste Disposal - 1.2%
   1,842,420    Allied Waste Industries, Inc.* ..............         15,015,723

Oil Companies - Exploration and Production - 3.0%
     598,825    Apache Corp. ................................         32,372,480
     300,000    Ocean Energy, Inc. ..........................          5,589,000

                                                                      37,961,480

Oil Refining and Marketing - 3.5%
   3,961,180    SK Corp.** ..................................         44,700,832

Paper and Related Products - 2.0%
     612,065    Rayonier, Inc. ..............................         25,816,902

Petrochemicals - 2.7%
   6,378,859    Reliance Industries, Ltd. ...................         35,194,335

Pipelines - 5.0%
   2,183,266    Kinder Morgan Management LLC*,# .............         64,908,498

Printing - Commercial - 2.5%
   1,265,525    Valassis Communications, Inc.* ..............         32,650,545

Publishing - Newspapers - 1.2%
     325,025    New York Times Co. - Class A ................         15,734,460

Recreational Centers - 0.3%
     535,060    Bally Total Fitness Holding Corp.* ..........     $    3,638,408

Reinsurance - 5.1%
      26,569    Berkshire Hathaway, Inc. - Class B* .........         65,359,740

Retail - Toy Store - 2.0%
   2,558,745    Toys "R" Us, Inc.* ..........................         25,561,863

Retail - Video Rental - 0.4%
     224,160    Blockbuster, Inc. - Class A .................          5,373,115

Satellite Telecommunications - 1.9%
   1,182,470    EchoStar Communications Corp.* ..............         24,110,563

Television - 1.2%
   1,067,640    SBS Broadcasting S.A.* ......................         16,014,600

Tobacco - 1.0%
   1,197,736    Vector Group, Ltd. ..........................         12,576,228

Toys - 3.7%
   2,598,820    Mattel, Inc. ................................         47,714,335
--------------------------------------------------------------------------------
Total Common Stock (cost $1,437,803,134) ....................      1,273,808,195
--------------------------------------------------------------------------------
Corporate Bonds - 0.5%
Retail - Discount - 0%
$ 10,225,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(beta) ...........            115,031

Tobacco - 0.5%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ..............................          5,850,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $14,761,403) ....................          5,965,031
--------------------------------------------------------------------------------
Total Investments (total cost $1,452,564,537) - 99.4% .......      1,279,773,226
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%          7,720,664
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,287,493,890
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS STRATEGIC VALUE FUND

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              2.2%         $   27,858,202
India                                                2.8%             35,194,335
Japan                                                3.2%             41,409,620
Luxembourg                                           1.2%             16,014,600
Mexico                                               5.9%             75,496,628
South Korea                                          3.5%             44,700,832
United States                                       81.2%          1,039,099,009
--------------------------------------------------------------------------------
Total                                              100.0%         $1,279,773,226

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 2/21/03          4,100,000,000      $   33,642,639    $   (471,118)
South Korean Won
  2/3/03                     45,500,000,000          37,073,250          780,327
South Korean Won
  2/25/03                     3,500,000,000           2,846,686         (68,180)
--------------------------------------------------------------------------------
Total                                            $   73,562,575    $     241,029

See Notes to Schedules of Investments and Financial Statements.

62  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (closed to new investors)   Scott Schoelzel, portfolio manager

For the year ended October 31, 2002, Janus Twenty Fund lost 15.35%. This compares to the 15.10% decline posted by its benchmark, the S&P 500(R) Index, and a 21.33% loss by the technology-heavy NASDAQ Composite Index.(1) The Fund earned a top-quartile ranking for this period, placing 132nd out of 643 Large-Cap Growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Although our year-over-year performance remains poor, it has improved dramatically since the Fund's semiannual report six months ago. For example, in the second half of this fiscal year, the Fund lost 9.02% vs. a 17.01% decline by the S&P 500(R) and a 21.23% decline by the NASDAQ. While I am not satisfied with our absolute performance, I am encouraged by signs that we are beginning to turn the corner.

Issues affecting the outlook for stocks included the ever-widening accounting and integrity scandals, the escalating war on terrorism and the anticipated war in Iraq. These three issues dominated the headlines, resulting in a continued erosion of the public's confidence in the financial markets as well as in its own sense of safety and security. A very tough one-two punch, to be sure. Against this backdrop, we have continued to cautiously diversify your investments.

In my letter to you in April, I highlighted three investments: Bank of America, United Healthcare and eBay. Each of these companies subsequently put in strong six-month corporate performances, and their stocks reacted accordingly.

Bank of America has done an excellent job of managing the quality of its loan portfolio during this economic downturn. Its continued focus on integrating past acquisitions, a back-to-basics approach with its retail customers and judicious management of its expense structure has enabled it to become the fifth most profitable company in the country. It has used this profitability to continue to grow its business while, at the same time, demonstrating high regard for its shareholders by returning capital to them via an aggressive share repurchase program.

United Healthcare continues to profitably grow its enrollment in a geographically diverse collection of healthcare plans, while also managing its own networks' healthcare costs. Like Bank of America, United Healthcare has used its profitability to expand its businesses and return cash to shareholders by repurchasing its shares in the open market.

Ebay's business continues to grow at nothing less than a torrid pace. On any given day there are more than 12 million auctions taking place on eBay in over 15 broad categories. Ebay has truly become part of the lexicon and has established itself as an increasingly credible medium for individuals and companies looking to buy or sell both new and used goods and services. Autos alone have become a multibillion-dollar business, with a car being sold every six minutes via eBay. The viral nature of the service combined with its scale economics has enabled eBay to profitably expand both domestically and globally.

We initiated a couple of new investments, including Cardinal Healthcare Systems, the world's largest distributor of name-brand and generic pharmaceuticals. We like this business because it is an effective proxy for the increased consumption of pharmaceuticals by an aging population and has a history of consistent operating returns. The market's move toward generic drugs has sparked controversy among investors. Some believe the market will focus on a slight decrease in revenue growth implied by the fact that generic drugs are cheaper than their branded peers. If so, companies like Cardinal could suffer. However, others believe the market will see through weaker top-line growth to the higher margins and better gross profitability associated with generic drugs and therefore send the stock higher. While we tend toward the latter argument, we are wading in slowly and will continue to monitor this tug-of-war.

We also initiated a small position in QUALCOMM. QUALCOMM is the inventor of CDMA wireless technology, which it licenses to cell phone and infrastructure manufacturers around the world. QUALCOMM is a controversial stock, and it worked against us slightly during the period. Nonetheless, we believe that CDMA is gaining in stature and that the market for CDMA technologies in general may be larger than first thought by many investors.

Meanwhile, we sold our larger positions in Citicorp, General Electric and Merrill Lynch. Although these are fine companies, they are each embroiled in complex controversies involving outcomes that are currently impossible to predict.

No recent discussion of the Fund would be complete without an update on our investment in AOL Time Warner. Unlike General Electric, Citicorp and Merrill Lynch, the controversy surrounding AOL is generally limited to the AOL division and, to our way of thinking, is somewhat quantifiable. As I stated in the semiannual letter, we sold about one-third of our position late last year. Since that time, the shares have continued to fall, but have recently risen sharply. There has been a significant housecleaning at the AOL division. Meanwhile, the other components of its business continue to perform at near-record levels. HBO, CNN, TNT, Warner Bros. Filmed Entertainment and Time Warner Cable all continue to meet and or exceed our expectations. We believe that AOL Time Warner has one of the two best collections of media assets (Viacom has the other), but this situation remains fluid.

Finally, we purchased more stock than we sold during the period and our cash position is much smaller than it was at the time of our last report. As I did in my last letter to you, I want to emphasize that the Fund's cash position is a residual of our investment process and not a macro call on "the market," as some have speculated. Simply put, when we find companies that we believe have improving businesses, impressive financial models and unquestioned managerial integrity that are trading at compelling valuations, we will invest your money. When we are not convinced that these characteristics exist, we are content to wait patiently and continue our search.

Thank you for your continued confidence and investment in Janus Twenty Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Twenty Fund 30th out of 298 and 10th out of 89 large-cap growth funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              77.8%                77.9%
  Foreign                                              2.0%                12.2%
Top 10 Equities                                       56.6%                63.5%
Number of Stocks                                         25                   19
Cash, Cash Equivalents and
  Fixed-Income Securities                             22.2%                22.1%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Multimedia                                            13.2%                17.5%
Applications Software                                  8.8%                 7.4%
Super-Regional Banks                                   7.2%                 0.8%
Oil Companies - Integrated                             7.1%                 6.7%
Medical - HMO                                          6.5%                   --

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Microsoft Corp.                                        8.8%                 7.4%
Viacom, Inc. - Class B                                 7.5%                 4.2%
Exxon Mobil Corp.                                      7.1%                 5.4%
UnitedHealth Group, Inc.                               6.5%                   --
AOL Time Warner, Inc.                                  5.7%                13.3%
eBay, Inc.                                             4.9%                   --
Bank of America Corp.                                  4.8%                   --
American International Group, Inc.                     4.1%                 6.1%
Goldman Sachs Group, Inc.                              3.8%                 3.7%
SLM Corp.                                              3.4%                   --

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                             One Year    Five Year    Ten Year    Since 4/30/85*
Janus Twenty Fund            (15.35)%      1.90%       9.86%          12.90%
S&P 500(R)Index              (15.10)%      0.73%       9.88%          12.38%

Janus Twenty Fund
$83,684

S&P 500(R) Index
$77,096
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($83,684) as compared to the S&P 500 Index ($77,096).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 77.8%
Aerospace and Defense - 1.3%
   1,622,380    General Dynamics Corp. ......................     $  128,378,929

Applications Software - 8.8%
  16,633,520    Microsoft Corp.* ............................        889,394,314

Athletic Footwear - 1.9%
   4,029,065    NIKE, Inc. - Class B ........................        190,131,577

Beverages - Non-Alcoholic - 1.8%
   3,851,485    Coca-Cola Co. ...............................     $  179,017,023

Diversified Operations - 1.0%
     838,760    3M Co. ......................................        106,472,194

E-Commerce/Services - 4.9%
   7,893,975    eBay, Inc.* .................................        499,372,859

Entertainment Software - 1.7%
   2,593,625    Electronic Arts, Inc.* ......................        168,896,860

See Notes to Schedules of Investments and Financial Statements.

64  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 3.4%
   3,366,755    SLM Corp. ...................................     $  345,900,409

Finance - Investment Bankers/Brokers - 3.8%
   5,342,545    Goldman Sachs Group, Inc. ...................        382,526,222

Finance - Mortgage Loan Banker - 2.4%
   3,627,295    Fannie Mae ..................................        242,520,944

Medical - Biomedical and Genetic - 1.1%
   3,284,970    Genentech, Inc.* ............................        111,984,627

Medical - Drugs - 0.4%
     380,280    Forest Laboratories, Inc.* ..................         37,263,637

Medical - HMO - 6.5%
   7,199,680    UnitedHealth Group, Inc. ....................        654,810,896

Medical - Wholesale Drug Distributors - 1.4%
   1,016,940    AmerisourceBergen Corp. .....................         72,355,281
   1,017,390    Cardinal Health, Inc. .......................         70,413,562

                                                                     142,768,843

Medical Instruments - 0.7%
   1,586,155    Medtronic, Inc. .............................         71,059,744

Multi-Line Insurance - 4.1%
   6,563,867    American International Group, Inc. ..........        410,569,881

Multimedia - 13.2%
  39,277,299    AOL Time Warner, Inc.* ......................        579,340,160
  16,998,418    Viacom, Inc. - Class B* .....................        758,299,427

                                                                   1,337,639,587

Oil Companies - Integrated - 7.1%
  21,279,055    Exxon Mobil Corp. ...........................        716,252,991

Retail - Building Products - 2.5%
   8,810,775    Home Depot, Inc. ............................        254,455,182

Super-Regional Banks - 7.2%
   6,894,630    Bank of America Corp. .......................        481,245,174
   4,970,515    Wells Fargo & Co. ...........................        250,861,892

                                                                     732,107,066

Telecommunication Equipment - 2.0%
  12,171,775    Nokia Oyj (ADR) .............................        202,294,901

Wireless Equipment - 0.6%
   1,669,935    QUALCOMM, Inc.* .............................         57,646,156
--------------------------------------------------------------------------------
Total Common Stock (cost $8,039,905,852) ....................      7,861,464,842
--------------------------------------------------------------------------------
Corporate Bonds - 2.8%
Cable Television - 0.8%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........         82,130,000

Medical - Drugs - 0.5%
  50,000,000    Eli Lilly and Co., 6.00%
                  notes, due 3/15/12 ........................         55,112,600

Retail - Major Department Stores - 0.4%
  50,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         41,693,200

Telephone - Integrated - 1.1%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        107,350,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $478,938,776) ...................        286,285,800
--------------------------------------------------------------------------------
U.S. Government Obligation - 0.5%
$ 46,685,000    U.S. Treasury Note, 1.875%
                  due 9/30/04 (cost $46,798,200) ............     $   46,881,731
--------------------------------------------------------------------------------
Money Market - 3.2%
                Janus Institutional Cash Reserves Fund
 325,000,000      1.84% (cost $325,000,000) .................        325,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0%
   2,500,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $2,500,134
                  collateralized by $3,864,675
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $58,964 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $2,482,023
                  and $67,977 (cost $2,500,000) .............          2,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.3%
                Comerica, Inc.
 130,000,000      1.70%, 12/2/02 ............................        129,809,695
                Wells Fargo & Co.
 100,000,000      1.72%, 11/6/02 ............................         99,976,111
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $229,785,806)       229,785,806
--------------------------------------------------------------------------------
Time Deposits - 13.3%
                Society Generale, New York
 500,000,000      1.875%, 11/1/02 ...........................        500,000,000
                UBS Financial, Inc.
 440,000,000      1.875%, 11/1/02 ...........................        440,000,000
                Wachovia Bank N.A.
 404,600,000      1.8125%, 11/1/02 ..........................        404,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,344,600,000) ...................      1,344,600,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.5%
                Fannie Mae
  50,000,000      1.63%, 12/31/02 (cost $49,864,167) ........         49,872,500
--------------------------------------------------------------------------------
Total Investments (total cost $10,517,392,801) - 100.4% .....     10,146,390,679
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (39,147,618)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $10,107,243,061
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Finland                                              2.0%        $   202,294,901
United States++                                     98.0%          9,944,095,778
--------------------------------------------------------------------------------
Total                                              100.0%        $10,146,390,679

++Includes Short-Term Securities (78.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (closed to new investors)       Will Bales, portfolio manager

For the 12 months ended October 31, 2002, Janus Venture Fund fell 14.60%, lagging the 11.57% loss by its benchmark, the Russell 2000(R) Index.(1) While negative, this performance earned the Fund a top-quartile ranking for the year ended October 31, 2002, placing it 107th out of 435 small-cap growth funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

A never-ending pattern of volatility offered many market challenges throughout the year, as investors remained uncertain about when the bottom will occur. Many of the same political, economic and corporate catalysts that began in late 2001 continued to wield considerable influence in the emotion-driven environment.

Turning to individual holdings, among the detractors from performance was Euronet Worldwide, Inc., which provides ATMs and other electronic financial transaction solutions. To better focus on their core competencies, banks are increasingly outsourcing the administration and maintenance of ATM services to regional specialists like Euronet. Its stock suffered, however, when anticipated contracts with several European banks were slightly delayed. With these deals all but sealed, we believe the stock will rebound and added to the position.

Another disappointment was Insight Enterprises, a global marketer of computer hardware, software and peripherals whose brand affiliations include Compaq, Hewlett-Packard, IBM and Microsoft. Although Insight had been a solid, long-term contributor to the Fund, it recently couldn't escape the tightening clutches of the stagnating PC business cycle and the slowing economy. In our view, Insight's diversified business strategy, which includes a fast-growing direct mail and sales outsourcing unit, should be a large contributor to its balance sheet when the PC-market and the economy eventually improve.

We also missed with Retek Inc., a high-end software company that helps retailers manage their supply chain. With consumer confidence weakening, major retailers increasingly delayed capital spending decisions, such as those to purchase IT products like Retek's. Given this resulting lack of visibility for Retek's products, we chose to liquidate the position.

Meanwhile, we gained ground with Ball Corporation, which manufactures a wide range of food and beverage containers. Ball Corporation is an excellent example of how we follow a strict fund discipline, particularly in terms of our adherence to act upon carefully set price targets. Ball continues to execute well on its business plan and recently made an accretive purchase of German-based can producer Schmalbach-Lubeca. At the same time, its aerospace unit continues to execute well and recently was selected to help build high-powered mirror systems for a new NASA telescope. As the market significantly rewarded Ball's shares for these successes, our price target was met and we sold what was the Fund's largest position for a substantial gain.

We also won with media holding Radio One, which owns about 65 radio outlets in 22 larger-market states. As a group, media stocks have shown marked improvement, and Radio One has benefited. Rising demand for advertising time has begun to firm radio spot pricing, which quickly leads to increased profitability. While the demand jump could be rooted in cyclical political ad spending, we believe it is suggestive of an economic rebound.

Biosite, Inc., a life sciences company that helps physicians more efficiently diagnose diseases, also advanced. The company's deep product line includes the successful Triage BNP device - a point-of-care mechanism that quickly tests blood for cardiac deficiencies by measuring hormonal complications. In addition to solid second-quarter growth, Biosite's shares soared on news of a mutual agreement with pharmaceutical firm Xoma to drop a patent dispute and instead openly exchange key patents with the company for future product developments. With this potentially costly legal event behind it and well-laid plans to expand the Triage line, we believe Biosite has earned its place as the Fund's largest holding.

Looking ahead, there's little one can do in this environment to anticipate where the market will go. Investors have nearly reached the end of their ropes as the bear market nears the completion of a third consecutive year. While we are seeing some positive signs of economic recovery, we still have work to do.(3) As we continue to focus on turning the corner, our sights are set on finding the companies whose solid fundamentals will enable them to lead their respective industries in any environment.

Thank you for your continued investment in Janus Venture Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performances of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Venture Fund 51st out of 213 and 28th out of 45 small-cap growth funds for the 5-, and 10-year periods, respectively.

(3) The Janus Venture Fund 3-month and 6-month performance are reported as a loss of 1.22% and a loss of 27.96%, respectively. The Russell 2000(R) Index performance for the same time period was a loss of 4.45% and a loss of 26.33%, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

66  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              98.6%                97.5%
  Foreign                                             12.0%                 3.8%
    European                                           2.7%                 0.8%
Top 10 Equities                                       23.9%                26.8%
Number of Stocks                                         82                   90
Cash and Cash Equivalents                              1.4%                 2.5%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Human Resources                                        7.0%                 3.3%
Radio                                                  5.7%                 6.9%
Medical - Hospitals                                    5.6%                 6.3%
Property and Casualty Insurance                        4.5%                   --
Pharmacy Services                                      4.0%                 2.4%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Biosite, Inc.                                          3.6%                   --
Accredo Health, Inc.                                   2.7%                 2.4%
Getty Images, Inc.                                     2.7%                 1.1%
Corporate Executive Board Co.                          2.3%                 1.1%
Cross Country, Inc.                                    2.3%                 0.4%
Cumulus Media, Inc. - Class A                          2.2%                   --
Centene Corp.                                          2.1%                   --
Brown & Brown, Inc.                                    2.0%                 1.6%
School Specialty, Inc.                                 2.0%                 2.8%
IPC Holdings, Ltd.                                     2.0%                 0.3%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                             One Year    Five Year    Ten Year    Since 4/30/85*
Janus Venture Fund           (14.60)%      0.66%       6.80%          11.73%
Russell 2000(R)Index         (11.57)%     (1.70)%      8.01%           8.85%

Janus Venture
Fund
$69,722

Russell 2000(R)
Index
$44,090
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($69,722) as compared to the Russell 2000 Index ($44,090).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $393.3 million as of October 31, 2002. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 98.6%
Advertising Sales - 1.1%
     248,645    Lamar Advertising Co.* ......................     $    8,439,011

Advertising Services - 2.7%
     702,580    Getty Images, Inc.* .........................         20,135,943

Airlines - 1.0%
     621,816    WestJet Airlines, Ltd.*,** ..................          7,785,212

Apparel Manufacturers - 1.3%
     526,890    Gymboree Corp.* .............................     $    9,673,700

Broadcast Services and Programming - 1.1%
     930,190    Gray Television, Inc.# ......................          8,232,182

Building-Mobile Home and Manufactured Housing - 1.1%
     182,460    Winnebago Industries, Inc. ..................          8,270,912

Chemicals - Specialty - 0.6%
     502,625    Methanex Corp. ..............................          4,302,470

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Circuit Boards - 0.5%
   1,983,015    TTM Technologies, Inc.* .....................     $    3,628,917

Collectibles - 1.1%
     621,568    Racing Champions Corp.* .....................          8,080,384

Commercial Services - Finance - 0.9%
   1,437,695    Euronet Worldwide, Inc.*,# ..................          6,972,821

Computer Services - 1.6%
     653,135    Tier Technologies, Inc.- Class B* ...........         12,442,222

Computers - Voice Recognition - 1.7%
     944,968    TALX Corp.# .................................         12,662,571

Consulting Services - 3.8%
     530,350    Corporate Executive Board Co.* ..............         17,602,317
     272,515    FTI Consulting, Inc.* .......................         11,336,624

                                                                      28,938,941

Consumer Products - Miscellaneous - 0.8%
     242,785    Jarden Corp.* ...............................          5,809,845

Data Processing and Management - 1.4%
     694,655    InterCept, Inc.* ............................         10,982,496

Diagnostic Kits - 3.6%
     934,520    Biosite, Inc.*,# ............................         26,988,938

E-Commerce/Products - 0.4%
     571,775    GSI Commerce, Inc.* .........................          2,807,415

Educational Software - 1.0%
   1,814,316    SmartForce PLC (ADR)* .......................          7,275,407

Electronic Components - Semiconductors - 0.4%
   1,013,965    ChipPAC, Inc. - Class A* ....................          2,688,021

Hotels and Motels - 2.9%
     520,903    Fairmont Hotels & Resorts, Inc.** ...........         12,644,246
      95,090    Four Seasons Hotels, Inc. ...................          3,123,707
     468,290    Orient-Express Hotel, Ltd. - Class A* .......          6,134,599

                                                                      21,902,552

Human Resources - 7.0%
     987,805    AMN Healthcare Services, Inc.* ..............         14,283,660
   1,414,490    Cross Country, Inc.* ........................         17,426,517
   1,732,025    Exult, Inc.* ................................          4,936,271
     621,660    Medical Staffing Network Holdings, Inc.* ....          8,292,944
     453,885    Resources Connection, Inc.* .................          7,770,511

                                                                      52,709,903

Instruments - Controls - 1.6%
     406,880    Mettler-Toledo International, Inc.* .........         12,186,056

Insurance Brokers - 2.0%
     507,800    Brown & Brown, Inc.* ........................         15,437,120

Internet Infrastructure Software - 0.1%
     425,000    Plumtree Software, Inc*,ss. .................            928,625

Lasers - Systems and Components - 0.7%
     212,125    Cymer, Inc.* ................................          5,328,580

Machinery - Pumps - 1.2%
     795,345    Flowserve Corp.* ............................          9,321,443

Medical - Drugs - 1.8%
     262,225    Ligand Pharmaceuticals, Inc. - Class B* .....     $    1,725,441
     494,055    Priority Healthcare Corp. - Class B* ........         12,000,596

                                                                      13,726,037

Medical - Generic Drugs - 1.2%
     255,025    Eon Labs, Inc.* .............................          5,745,713
     102,820    Taro Pharmaceutical Industries, Ltd.* .......          3,572,995

                                                                       9,318,708

Medical - HMO - 2.1%
     511,675    Centene Corp.*,# ............................         15,570,270

Medical - Hospitals - 5.6%
     250,965    LifePoint Hospitals, Inc.* ..................          7,867,753
     611,291    Medcath Corp.* ..............................          6,883,137
     998,812    Province Healthcare Co.* ....................         13,034,497
     729,285    United Surgical Partners International, Inc.*         14,483,600

                                                                      42,268,987

Medical - Outpatient and Home Medical Care - 1.6%
     509,265    Apria Healthcare Group, Inc.* ...............         12,420,973

Medical Instruments - 0.8%
     737,375    MedSource Technologies, Inc.* ...............          5,692,535

Medical Labs and Testing Services - 0.3%
     150,910    LabOne, Inc.* ...............................          2,630,361

Medical Products - 0.9%
     378,465    Wright Medical Group, Inc.* .................          6,513,761

Multi-Line Insurance - 1.0%
     321,245    HCC Insurance Holdings, Inc. ................          7,880,140

Oil - Field Services - 0.6%
     493,875    Key Energy Services, Inc.* ..................          4,410,304

Oil and Gas Drilling - 0.7%
     171,785    Patterson-UTI Energy, Inc.* .................          4,968,022

Oil Field Machinery and Equipment - 0.7%
     254,545    Universal Compression Holdings, Inc.* .......          4,938,173

Pharmacy Services - 4.0%
     451,765    Accredo Health, Inc.* .......................         20,907,684
   1,289,260    MIM Corp.*,# ................................          9,231,102

                                                                      30,138,786

Property and Casualty Insurance - 4.5%
     460,925    Arch Capital Group, Ltd.* ...................         12,910,509
     853,720    PMA Capital Corp. ...........................         11,610,592
     264,967    W. R. Berkley Corp. .........................          9,843,524

                                                                      34,364,625

Publishing - Books - 0.2%
     113,410    Information Holdings, Inc.* .................          1,712,491

Radio - 5.7%
     977,025    Cumulus Media, Inc. - Class A* ..............         16,746,209
     781,800    Radio One, Inc. - Class A* ..................         13,134,240
     774,965    Radio One, Inc. - Class D* ..................         12,926,416

                                                                      42,806,865

See Notes to Schedules of Investments and Financial Statements.

68  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Recreational Vehicles - 0.9%
     103,830    Polaris Industries, Inc. ....................     $    6,540,252

Reinsurance - 2.0%
     480,155    IPC Holdings, Ltd.* .........................         14,966,431

Resorts and Theme Parks - 0.5%
     750,585    Six Flags, Inc.* ............................          3,430,173

Retail - Apparel and Shoe - 2.9%
     837,690    Aeropostale, Inc.* ..........................         10,027,149
     259,010    Bebe Stores, Inc.* ..........................          3,361,950
     440,885    Hot Topic, Inc.* ............................          8,597,258

                                                                      21,986,357

Retail - Arts and Crafts - 0.7%
     316,400    A.C. Moore Arts & Crafts, Inc.* .............          4,980,136

Retail - Bedding - 0.9%
     301,420    Linens 'N Things, Inc.* .....................          7,086,384

Retail - Computer Equipment - 0.8%
     815,055    Insight Enterprises, Inc.* ..................          6,227,020

Retail - Music Store - 1.5%
     620,475    Guitar Center, Inc.* ........................         11,602,883

Retail - Office Supplies - 2.0%
     634,752    School Specialty, Inc.*,# ...................         15,348,303

Retail - Sporting Goods - 2.3%
     483,705    Dick's Sporting Goods, Inc.* ................          7,932,762
     516,010    Gart Sports Co.* ............................          9,608,106

                                                                      17,540,868

Retail - Video Rental - 2.7%
     598,525    Hollywood Entertainment Corp.* ..............         11,767,002
     482,820    Movie Gallery, Inc.* ........................          8,782,496

                                                                      20,549,498

Security Services - 1.5%
     582,130    Kroll, Inc.* ................................         11,339,892

Semiconductor Components/Integrated Circuits - 0.6%
     298,150    Marvell Technology Group, Ltd.* .............          4,833,011

Television - 1.3%
     483,125    LIN TV Corp. - Class A* .....................          9,966,869

Therapeutics - 0.2%
      64,385    Scios, Inc.* ................................          1,858,151

Transportation - Air Freight - 0.9%
     212,300    CNF, Inc. ...................................          6,833,937

Transportation - Services - 2.9%
   1,144,380    Pacer International, Inc.* ..................         13,503,684
     367,850    UTI Worldwide, Inc. .........................          8,578,262

                                                                      22,081,946

Web Portals/Internet Service Providers - 0.7%
     195,300    Overture Services, Inc.* ....................          5,376,609
--------------------------------------------------------------------------------
Total Common Stock (cost $811,950,925) ......................        745,841,445
--------------------------------------------------------------------------------
Time Deposits - 1.6%
                ABN Amro Bank N.V.
   4,700,000      1.85%, 11/1/02 ............................     $    4,700,000
                UBS Financial, Inc.
   7,600,000      1.875%, 11/1/02 ...........................          7,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $12,300,000) ......................         12,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $824,250,925) - 100.2% ........        758,141,445
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%      (1,818,676)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  756,322,769
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              5.1%         $   38,844,551
Canada                                               3.7%             27,855,634
Israel                                               0.5%              3,572,995
Switzerland                                          1.6%             12,186,056
United Kingdom                                       1.1%              8,578,262
United States++                                     88.0%            667,103,947
--------------------------------------------------------------------------------
Total                                              100.0%         $  758,141,445

++Includes Short-Term Securities (86.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 1/31/03           8,700,000      $    5,539,927    $      67,550
--------------------------------------------------------------------------------
Total                             8,700,000      $    5,539,927    $      67,550

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND                        Helen Young Hayes, portfolio manager
                                            Laurence Chang, portfolio manager

The past 12 months comprise one of the more volatile and challenging periods in the recent history of world equity markets. Starting with the surprising rebound in stocks following the terrorist attacks in the U.S. last fall and ending with one of the market's worst quarterly losses on record, investors' emotions have been repeatedly tested. Against this backdrop, Janus Worldwide Fund declined 18.15% during the fiscal year ended October 31, 2002, while its benchmark, the Morgan Stanley Captial International World Index(SM) declined 14.85%.(1) This performance earned the Fund a fourth-quartile ranking for the one-year period, placing it 244th out of 311 global funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

[PHOTO]

The biggest source of frustration was the inconsistent performance of the U.S. economy, which grew at a healthy clip earlier in the year, but later became more sluggish. The shock to the equity markets caused by accounting irregularities and corporate malfeasance has caused businesses to be cautious about undertaking initiatives. Therefore, business spending remained anemic. Meanwhile, recent softness in auto and retail sales suggests that U.S. consumer spending, which has provided stability to economic growth, may be waning.

The "stop and start" U.S. economy also had an adverse effect on international equity markets, many of which are dependent on a healthy U.S. economy for exports. The London FTSE declined 17.26%, while the German DAX fell 30.85% in the period, as its economy continued to suffer from high unemployment rates and low job creation. Consequently, the European Union has been forced to lower expectations for economic growth in 2003.

Asian economies, with their dependence on technology exports, also found it difficult to sidestep the sluggish U.S. economy, as evidenced by the 16.01% decline in the Japanese Nikkei market, which recently skidded to a 19-year low. Meanwhile, equity markets in Latin America were knocked off balance by the debt default in Argentina and the election of a left-wing president in Brazil.

Finally, the ongoing tension between the U.S. and Iraq, as well as continued terrorist activity across the world, has also contributed to the cautious stance exhibited by business leaders.

Turning to the Fund, performance was negatively impacted by our decision earlier in the year to hold onto Bermuda-based conglomerate Tyco, which declined 80.59% during the period. We owned a large position in Tyco as we felt its diverse collection of businesses, ranging from ADT home security systems to Curad bandages, were just the steady, predictable, defensive business models to own in a choppy economic environment. However, the stock declined due to rumors about aggressive accounting practices. We welcomed news from Tyco that it planned to break into four separate companies to unlock shareholder value, as our analysis showed healthy upside potential based on a "sum-of-the-parts" valuation. However, following the company's abandonment of this plan, we sold the majority of our position.

Netherlands-based food retailer Ahold also was penalized by a skittish market wary of complex financial statements and acquisition-driven growth, and suffered further when its investment started to soften. Therefore, we made the decision to exit the stock until the company improves its operating metrics.

Another detractor was Petroleo Brasileiro (PetroBras), the giant Brazilian oil company. We were initially attracted to PetroBras because of the defensive nature of its operations, its valuation discount versus the peer group and efforts by new management to streamline its operations. However, the stock was hit by concerns that the recently elected leftist president could result in re-regulation of portions of the energy market and a de-emphasis on profitability for PetroBras. As a result, we cut our position.

On the positive side, stocks that moved ahead during the quarter can be characterized by improving fundamentals, market share gains and attractive valuations versus future growth prospects.

Viacom, the U.S. media conglomerate, rose 22.18% during the 12-month period and was the top contributor to the Fund's performance. Viacom is attractive because its appetite for capital is diminimous, costs are variable and free cash flow is healthy.

UK-based consumer goods company Unilever was also a strong performer. The company is disposing of weaker products and focusing on its strongest and best-known brands, which have enabled it to grow its top line and improve its operating margin.

Finally, our contrarian investment in auto manufacturers like Porsche and Nissan have paid dividends over the year. Immediately after the terrorist attacks, investor sentiment assumed that spending on big-ticket items like automobiles would evaporate, which caused these stocks to sell off. However, strong new product lineups and expanding profit margins attracted us to these companies and enabled them to show impressive results.

We continue to run a flat and broad portfolio. The total number of stocks has increased in the last year, while the concentration of the top holdings has declined. Industry weightings reflect a mix of stable, predictable businesses and companies with more leverage to improving economic fundamentals and equity markets.

Despite uncertainty about the pace of the global economic recovery, our objective has not changed - we continue to search out attractive, growing companies that are controlling costs, gaining market share, creating shareholder value, and selling at reasonable valuations. We are confident that our research can uncover "best-of-breed" companies that exhibit these critical characteristics.

In closing, we know this has been a very difficult and trying time for all Janus shareholders. We appreciate your continued support, patience and loyalty.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Worldwide Fund 58th out of 147 and 6th out of 28 global funds for the 5-, and 10-year periods, respectively.

Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing.

70  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Equities                                              91.3%                88.1%
  Foreign                                             55.6%                51.6%
    European                                          33.6%                30.3%
Top 10 Equities                                       17.6%                23.5%
Number of Stocks                                        136                  130
Cash and Cash Equivalents                              8.7%                11.9%

Top 5 Industries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Medical - Drugs                                        9.8%                12.2%
Oil Companies - Integrated                             7.6%                 7.7%
Money Center Banks                                     4.2%                 2.8%
Multimedia                                             4.1%                 4.1%
Electronic Components
  - Semiconductors                                     3.2%                 2.3%

Top 5 Countries


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
United States                                         44.7%                36.4%
United Kingdom                                        11.0%                 7.8%
Japan                                                  8.6%                 6.8%
Switzerland                                            6.3%                 4.6%
France                                                 5.3%                 3.7%

Top 10 Equity Holdings


                                           October 31, 2002     October 31, 2001
--------------------------------------------------------------------------------
Citigroup, Inc.                                        2.7%                 2.9%
Total Fina Elf S.A.                                    2.1%                 2.0%
Philip Morris Companies, Inc.                          1.9%                   --
Microsoft Corp.                                        1.8%                 1.1%
STMicroelectronics N.V.                                1.7%                 1.7%
Pfizer, Inc.                                           1.5%                 2.4%
Samsung Electronics Company, Ltd.                      1.5%                 0.3%
EnCana Corp.                                           1.5%                 0.8%
Medtronic, Inc.                                        1.5%                 1.0%
China Mobile, Ltd.                                     1.4%                 1.2%

--------------------------------------------------------------------------------
Average Annual Total Return - for the periods ended October 31, 2002


                                 One Year   Five Year   Ten Year   Since 5/15/91*
Janus Worldwide Fund             (18.15)%      0.16%       10.11%        11.04%
Morgan Stanley Capital
  International World Index(SM)  (14.85)%     (1.59)%       6.50%         5.55%

Janus Worldwide
Fund
$33,208

Morgan Stanley
Capital
International
World Index(SM)
$18,577
--------------------------------------------------------------------------------

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($33,208) as compared to the Morgan Stanley Capital International World Index ($18,577).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.8%
Advertising Services - 1.0%
  19,073,259    WPP Group PLC** .............................     $  130,498,432

Aerospace and Defense - 2.1%
   1,575,980    General Dynamics Corp. ......................        124,707,297
     542,880    Lockheed Martin Corp. .......................         31,432,752
     404,210    Northrop Grumman Corp. ......................         41,686,177
   2,827,600    Raytheon Co. ................................         83,414,200

                                                                     281,240,426

Applications Software - 1.8%
   4,427,425    Microsoft Corp.* ............................     $  236,734,415

Athletic Footwear - 0.6%
   1,619,845    NIKE, Inc. - Class B ........................         76,440,486

Audio and Video Products - 1.4%
   4,378,100    Sony Corp.** ................................        188,338,271

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Automotive - Cars and Light Trucks - 2.3%
   2,669,600    Honda Motor Company, Ltd.** .................     $   95,664,983
   2,635,070    Hyundai Motor Company, Ltd.** ...............         66,933,131
  19,652,000    Nissan Motor Company, Ltd.** ................        150,951,928

                                                                     313,550,042

Beverages - Non-Alcoholic - 0.5%
   1,515,760    Coca-Cola Co. ...............................         70,452,525

Beverages - Wine and Spirits - 1.4%
  16,979,839    Diageo PLC** ................................        190,643,803

Brewery - 0.5%
   7,289,000    Asahi Breweries, Ltd.** .....................         47,956,257
   2,967,062    SABMiller PLC** .............................         20,035,405

                                                                      67,991,662

Broadcast Services and Programming - 2.7%
   4,830,792    Clear Channel Communications, Inc.* .........        178,980,844
   3,848,405    Grupo Televisa S.A. (ADR)*,**,# .............        108,140,180
   8,501,060    Liberty Media Corp. - Class A* ..............         70,303,766

                                                                     357,424,790

Cable Television - 0.3%
   1,489,255    Comcast Corp. - Special Class A* ............         34,267,758

Cellular Telecommunications - 1.9%
  79,350,050    China Mobile, Ltd.*,** ......................        194,837,027
  37,127,868    Vodafone Group PLC** ........................         59,658,117

                                                                     254,495,144

Chemicals - Diversified - 2.2%
   1,641,529    Akzo Nobel N.V.** ...........................         49,094,496
   2,448,034    BASF A.G.** .................................         90,913,006
  10,781,247    BOC Group PLC** .............................        151,637,063

                                                                     291,644,565

Chemicals - Specialty - 0.5%
     110,278    Givaudan S.A.** .............................         46,167,366
     324,040    Syngenta A.G.** .............................         19,284,045

                                                                      65,451,411

Commercial Banks - 2.1%
   1,626,495    Banco Popular Espanol S.A.** ................         69,649,134
   5,378,148    Danske Bank A/S .............................         85,641,125
   2,590,940    Kookmin Bank** ..............................         86,331,984
     348,276    Kookmin Bank (ADR)** ........................         11,266,729
   4,518,267    Westpac Banking Corporation, Ltd. ...........         35,610,066

                                                                     288,499,038

Cosmetics and Toiletries - 1.8%
   3,998,315    Estee Lauder Companies, Inc. - Class A ......        116,430,933
   5,726,000    Kao Corp.** .................................        130,873,483

                                                                     247,304,416

Data Processing and Management - 1.7%
   2,390,070    Automatic Data Processing, Inc. .............        101,649,677
   1,644,260    First Data Corp. ............................         57,450,444
   2,335,990    Fiserv, Inc.* ...............................         72,976,328

                                                                     232,076,449

Diversified Financial Services - 2.7%
  10,033,751    Citigroup, Inc. .............................     $  370,747,099

Diversified Minerals - 0.6%
   2,789,717    Anglo American PLC** ........................         35,701,801
   1,593,435    Companhia Vale do Rio Doce (ADR)* ...........         41,987,012

                                                                      77,688,813

Diversified Operations - 2.2%
   1,478,525    ARAMARK Corp. - Class B* ....................         31,196,878
   5,014,285    General Electric Co. ........................        126,610,696
   3,007,455    Honeywell International, Inc. ...............         71,998,473
   4,368,205    Tyco International, Ltd. ....................         63,164,244

                                                                     292,970,291

Electronic Components - 0.4%
   2,523,498    Koninklijke (Royal) Philips Electronics N.V.**        45,233,359
     464,334    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          8,218,712

                                                                      53,452,071

Electronic Components - Semiconductors - 3.2%
     709,350    Samsung Electronics Company, Ltd.** .........        200,848,226
   8,865,243    STMicroelectronics N.V.** ...................        176,028,231
   2,767,199    STMicroelectronics N.V. (New York Shares)** .         54,430,804

                                                                     431,307,261

Entertainment Software - 0.4%
     847,105    Electronic Arts, Inc.* ......................         55,163,478

Fiduciary Banks - 0.6%
   3,170,420    Bank of New York Company, Inc. ..............         82,430,920

Finance - Consumer Loans - 0.7%
     938,195    SLM Corp. ...................................         96,390,154

Finance - Investment Bankers/Brokers - 0.3%
     480,855    Goldman Sachs Group, Inc. ...................         34,429,218

Finance - Mortgage Loan Banker - 1.3%
   2,650,755    Fannie Mae ..................................        177,229,479

Food - Catering - 0.5%
  15,248,104    Compass Group PLC** .........................         67,571,326

Food - Diversified - 2.4%
     694,185    Groupe Danone** .............................         90,058,317
     679,028    Nestle S.A.** ...............................        145,585,841
   1,265,554    Unilever N.V.** .............................         81,151,725

                                                                     316,795,883

Health Care Cost Containment - 1.0%
   4,495,815    McKesson Corp. ..............................        134,020,245

Hotels and Motels - 0.3%
   1,680,810    Starwood Hotels & Resorts Worldwide, Inc. ...         39,162,873

Industrial Gases - 0.2%
     242,976    L'Air Liquide S.A.** ........................         31,136,870

Insurance Brokers - 1.3%
   3,140,220    Marsh & McLennan Companies, Inc. ............        146,679,676
   1,127,325    Willis Group Holdings, Ltd.* ................         34,496,145

                                                                     181,175,821

See Notes to Schedules of Investments and Financial Statements.

72  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Internet Security - 0.2%
   1,864,220    Check Point Software Technologies, Ltd.* ....     $   25,707,594

Life and Health Insurance - 0.2%
     879,430    CIGNA Corp. .................................         31,782,600

Machinery - Electrical - 0.7%
   2,097,550    Schneider Electric S.A.** ...................         97,215,492

Medical - Biomedical and Genetic - 0.3%
   1,232,255    Genentech, Inc.* ............................         42,007,573

Medical - Drugs - 9.8%
   3,443,990    Abbott Laboratories .........................        144,199,861
     587,655    Aventis S.A.** ..............................         35,180,017
   7,697,294    GlaxoSmithKline PLC** .......................        148,753,968
   2,909,752    Novartis A.G.** .............................        110,974,223
   6,557,496    Pfizer, Inc. ................................        208,331,648
   1,783,790    Sanofi-Synthelabo S.A.** ....................        109,083,230
      54,573    Serono S.A. - Class B** .....................         30,462,306
   4,454,700    Takeda Chemical Industries, Ltd.** ..........        185,088,114
   2,407,225    Teva Pharmaceutical Industries, Ltd. (ADR) ..        186,391,432
   6,377,700    Yamanouchi Pharmaceutical Company, Ltd.** ...        156,180,794

                                                                   1,314,645,593

Medical - HMO - 0.8%
   1,187,330    UnitedHealth Group, Inc. ....................        107,987,664

Medical - Wholesale Drug Distributors - 0.6%
   1,206,975    Cardinal Health, Inc. .......................         83,534,740

Medical Instruments - 1.5%
   4,382,165    Medtronic, Inc. .............................        196,320,992

Medical Products - 0.7%
   4,266,862    Amersham PLC** ..............................         38,300,811
     958,590    Johnson & Johnson ...........................         56,317,163

                                                                      94,617,974

Metal Processors and Fabricators - 1.0%
  13,102,693    Assa Abloy A.B. - Class B ...................        129,423,932

Money Center Banks - 4.2%
   4,547,271    Barclays PLC** ..............................         31,320,469
   2,623,069    HBOS PLC** ..................................         28,734,366
   4,760,237    Royal Bank of Scotland Group PLC** ..........        110,595,823
   1,299,898    Societe Generale** ..........................         65,846,428
   7,021,035    Standard Chartered PLC** ....................         81,724,214
   4,024,191    UBS A.G.** ..................................        191,778,726
  12,967,817    UniCredito Italiano S.p.A.** ................         48,544,047

                                                                     558,544,073

Multi-Line Insurance - 1.2%
   4,151,060    Allstate Corp. ..............................        165,129,167

Multimedia - 4.1%
  12,875,210    AOL Time Warner, Inc.* ......................        189,909,347
   1,974,720    McGraw-Hill Companies, Inc. .................        127,369,440
  13,888,450    News Corporation, Ltd. ......................         82,017,769
     193,521    News Corporation, Ltd. (ADR) ................          4,495,493
   2,108,500    Viacom, Inc. - Class B* .....................         94,060,185
   3,568,505    Walt Disney Co. .............................         59,594,034

                                                                     557,446,268

Non-Hazardous Waste Disposal - 0.6%
   3,290,805    Waste Management, Inc. ......................     $   75,754,331

Oil Companies - Exploration and Production - 1.0%
   2,381,785    Anadarko Petroleum Corp. ....................        106,084,704
  22,207,500    CNOOC, Ltd.** ...............................         27,762,578

                                                                     133,847,282

Oil Companies - Integrated - 6.7%
  22,307,004    BP PLC** ....................................        143,087,528
     283,265    BP PLC (ADR)** ..............................         10,891,539
   6,450,941    EnCana Corp. ................................        187,287,777
     315,289    EnCana Corp. (New York Shares) ..............          9,174,910
  10,858,407    Eni S.p.A.** ................................        149,148,840
 379,357,200    PetroChina Company, Ltd.** ..................         71,016,080
   1,624,665    Petroleo Brasileiro S.A. (ADR) ..............         21,494,318
   2,034,427    Total Fina Elf S.A.** .......................        280,250,596
     260,535    Yukos (ADR) .................................         36,084,098

                                                                     908,435,686

Optical Supplies - 0.5%
   1,078,000    Hoya Corp.** ................................         74,004,315

Paper and Related Products - 0.9%
   5,295,118    Stora Enso Oyj - Class R** ..................         55,060,766
   1,858,891    UPM - Kymmene Oyj** .........................         60,289,618

                                                                     115,350,384

Petrochemicals - 0.7%
  16,605,542    Reliance Industries, Ltd. ...................         91,618,423

Printing - Commercial - 0.4%
   5,594,000    Dai Nippon Printing Company, Ltd.** .........         57,170,116

Publishing - Books - 0.6%
   2,567,410    Reed Elsevier N.V.** ........................         32,010,928
   6,310,631    Reed Elsevier PLC** .........................         55,733,127

                                                                      87,744,055

Publishing - Newspapers - 0.7%
   1,115,940    New York Times Co. - Class A ................         54,022,655
   4,086,765    Pearson PLC** ...............................         43,518,489

                                                                      97,541,144

Publishing - Periodicals - 1.0%
   7,370,836    Wolters Kluwer N.V.** .......................        129,274,425

Reinsurance - 0.7%
     236,712    Muenchener Rueckversicherungs
                  - Gesellschaft A.G.** .....................         30,474,805
     955,983    Swiss Re** ..................................         66,379,164

                                                                      96,853,969

Retail - Consumer Electronics - 0.4%
  17,421,458    Dixons Group PLC** ..........................         52,797,210

Retail - Discount - 0.4%
   1,594,170    Costco Wholesale Corp.* .....................         54,090,188

Retail - Diversified - 0.2%
     982,000    Ito-Yokado Company, Ltd.** ..................         30,620,843

Security Services - 1.1%
  10,720,752    Securitas A.B. - Class B ....................        149,190,401

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

Schedule of Investments


Shares or Principal Amount                                          Market Value
================================================================================
Soap and Cleaning Preparations - 0.4%
   3,084,505    Reckitt Benckiser PLC** .....................     $   55,978,357

Telecommunication Equipment - 0.3%
   2,519,296    Nokia Oyj** .................................         42,787,866

Telecommunication Services - 0.2%
     145,980    Sk Telecom Company, Ltd.** ..................         26,956,544

Telephone - Integrated - 1.9%
  10,558,474    BT Group PLC** ..............................         29,862,971
   6,431,346    Telecom Italia S.p.A.** .....................         51,080,313
  11,504,222    Telecom Italia S.p.A. - RNC** ...............         60,564,694
   3,709,390    Telefonos de Mexico S.A. (ADR)** ............        113,136,395

                                                                     254,644,373

Tobacco - 2.2%
       6,502    Japan Tobacco, Inc.** .......................         41,769,953
   6,236,235    Philip Morris Companies, Inc. ...............        254,126,576

                                                                     295,896,529

Travel Services - 0.7%
   3,501,875    USA Interactive* ............................         88,562,419
--------------------------------------------------------------------------------
Total Common Stock (cost $12,417,688,134) ...................     12,092,207,957
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 0.6%
     173,209    Porsche A.G.** ..............................         82,678,920

Oil Companies - Integrated - 0.9%
   9,920,795    Petroleo Brasileiro S.A. (ADR) ..............        119,644,788
--------------------------------------------------------------------------------
Total Preferred Stock (cost $270,435,479) ...................        202,323,708
--------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
$ 12,100,000    Salomon Smith Barney Holdings, Inc.
                  1.925%, dated 10/31/02, maturing 11/1/02
                  to be repurchased at $12,100,647
                  collateralized by $18,705,025
                  in U.S. Government Agencies
                  0%-11.75%, 10/24/05-10/1/32
                  $285,386 in U.S. Treasury
                  Notes/Bonds; 0%-9.125%
                  1/31/03-2/15/29; with respective
                  values of $12,012,991
                  and $329,009 (cost $12,100,000) ...........         12,100,000
--------------------------------------------------------------------------------
Time Deposits - 7.1%
                Rabobank, London
 450,000,000      1.875%, 11/1/02 ...........................        450,000,000
                Societe Generale, New York
 500,000,000      1.875%, 11/1/02 ...........................        500,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $950,000,000) .....................        950,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae:
$ 50,000,000      1.65%, 11/27/02 ...........................     $   49,940,417
  50,000,000      1.63%, 12/31/02 ...........................         49,872,500
  30,000,000      1.64%, 1/8/03 .............................         29,916,120
                Federal Home Loan Bank System
  30,000,000      1.59%, 1/13/03 ............................         29,909,970
                Freddie Mac:
  50,000,000      1.70%, 11/5/02 ............................         49,990,833
  50,000,000      1.65%, 11/19/02 ...........................         49,958,750
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $259,564,508) ..........        259,588,590
--------------------------------------------------------------------------------
Total Investments (total cost $13,909,788,121) - 100.4% .....     13,516,220,255
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (51,052,557)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $13,465,167,698
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

74  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002


Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Australia                                            0.9%        $   122,123,328
Bermuda                                              0.7%             97,660,389
Brazil                                               1.3%            183,126,118
Canada                                               1.4%            196,462,687
Denmark                                              0.6%             85,641,125
Finland                                              1.2%            158,138,250
France                                               5.2%            708,770,950
Germany                                              1.5%            204,066,731
Hong Kong                                            2.2%            293,615,685
India                                                0.7%             91,618,423
Israel                                               1.6%            212,099,026
Italy                                                2.3%            309,337,894
Japan                                                8.6%          1,158,619,057
Mexico                                               1.6%            221,276,575
Netherlands                                          2.6%            344,983,645
Russia                                               0.3%             36,084,098
South Korea                                          2.9%            392,336,614
Spain                                                0.5%             69,649,134
Sweden                                               2.1%            278,614,333
Switzerland                                          6.2%            841,090,706
United Kingdom                                      11.0%          1,487,044,819
United States++                                     44.6%          6,023,860,668
--------------------------------------------------------------------------------
Total                                              100.0%        $13,516,220,255

++Includes Short-Term Securities (35.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2002


Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/7/02           319,200,000      $  499,164,463    $ (4,773,895)
British Pound 4/15/03           152,000,000         235,297,507      (2,205,507)
Euro 11/7/02                    438,800,000         434,395,014      (5,231,944)
Euro 1/31/03                    334,800,000         330,102,123      (3,620,775)
Euro 2/21/03                    270,900,000         266,864,871      (4,028,266)
Euro 4/15/03                    309,800,000         304,510,382      (3,341,922)
Hong Kong Dollar
  2/21/03                     2,065,700,000         264,625,968          141,513
Japanese Yen 11/7/02         10,770,000,000          87,947,090        (369,530)
Japanese Yen 1/31/03         11,800,000,000          96,746,987          316,614
Japanese Yen 2/21/03         69,045,000,000         566,550,246      (7,603,891)
Japanese Yen 4/15/03         13,033,000,000         107,161,083      (1,203,330)
Mexican Peso 11/22/02         1,062,400,000         104,283,748        2,244,361
South Korean Won
  2/3/03                     39,100,000,000          31,858,551          823,921
South Korean Won
  2/25/03                   274,800,000,000         223,505,490      (5,397,514)
Swiss Franc 11/7/02             256,100,000         173,535,430      (2,930,666)
Swiss Franc 4/15/03             278,500,000         189,464,096      (2,633,503)
--------------------------------------------------------------------------------
Total                                            $3,916,013,049    $(39,814,334)

See Notes to Schedules of Investments and Financial Statements.

                                        Janus Equity Funds  October 31, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 Janus                       Janus         Janus
As of October 31, 2002                                             Janus          Core         Janus         Global        Global
(all numbers in thousands              Janus          Janus       Balanced       Equity      Enterprise   Life Sciences  Technology
except net asset value per share)       Fund          Fund 2        Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $15,834,693   $   226,642   $ 3,930,274   $   723,773   $ 2,010,533   $ 1,382,181   $ 1,385,883

Investments at value                 $16,340,273   $   216,712   $ 3,887,944   $   695,792   $ 1,876,379   $ 1,367,723   $ 1,255,212
  Cash                                     1,999         1,588         1,953         1,344         1,283         1,508         2,099
  Receivables:
    Investments sold                          --         4,642        34,479         9,905        11,780        38,593        14,381
    Fund shares sold                       6,783           110         5,083           702         3,699            83           401
    Dividends                              6,450            90         2,081           608           353         1,333           793
    Interest                                   4            --        27,729           173            79            --           434
  Other assets                                98             1             9             2             1            --             2
  Forward currency contracts                  --            --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                          16,355,607       223,143     3,959,278       708,526     1,893,574     1,409,240     1,273,322
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --            --            --            --
    Investments purchased                  4,361         2,452        10,421           777        33,062        14,995        20,185
    Fund shares repurchased               16,788           225         9,724           494         4,459         1,377         1,338
    Advisory fees                          8,847           118         2,144           377         1,012           784           660
    Transfer agent fees and expenses       3,086           136           836           191           463           348           409
  Accrued expenses                         1,536            86           160           139           386           461           504
  Indian tax liability                        --            --            --            --            --            --            --
  Forward currency contracts                 568            --            --            --            --         1,552           712
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                         35,186         3,017        23,285         1,978        39,382        19,517        23,808
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $16,320,421   $   220,126   $ 3,935,993   $   706,548   $ 1,854,192   $ 1,389,723   $ 1,249,514
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          887,397        44,297       217,737        47,126        80,862       108,435       168,673

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $     18.39   $      4.97   $     18.08   $     14.99   $     22.93   $     12.82   $      7.41
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

76  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       Janus         Janus                                                                 Janus
As of October 31, 2002                 Global        Growth        Janus         Janus         Janus         Janus        Special
(all numbers in thousands              Value       and Income     Mercury       Olympus        Orion        Overseas     Situations
except net asset value per share)       Fund          Fund          Fund          Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $   177,008   $ 5,730,051   $ 5,327,607   $ 2,140,547   $   421,839   $ 3,401,221   $   746,281

Investments at value                 $   149,775   $ 5,348,784   $ 5,153,792   $ 2,124,762   $   416,675   $ 3,269,553   $   613,801
  Cash                                       815           981         1,136         1,281         1,063         1,926            --
  Receivables:
    Investments sold                          --         6,205        40,721        22,766         9,933        45,360         2,637
    Fund shares sold                         810         6,184         3,566           800           303        15,636           808
    Dividends                                456         4,387         1,842           945           156         7,322           443
    Interest                                   1         7,854            10           110           123             7            --
  Other assets                                --            19            13             6             1             9             1
  Forward currency contracts                  --            --            --            --            --            --           407
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                             151,857     5,374,414     5,201,080     2,150,670       428,254     3,339,813       618,097
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --            --            --           629
    Investments purchased                    694        28,591       102,334        10,461         5,937        20,750         2,047
    Fund shares repurchased                1,088         5,616        55,358         1,370           200        58,086         1,650
    Advisory fees                             85         2,843         2,738         1,160           222         1,769           325
    Transfer agent fees and expenses          71         1,117         1,668           781           223           720           252
  Accrued expenses                            26           545         1,002           731           214           580           227
  Indian tax liability                        --            --         2,290            --            --            --            --
  Forward currency contracts               1,003         8,028         1,649            --            --        15,311            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                          2,967        46,740       167,039        14,503         6,796        97,216         5,130
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $   148,890   $ 5,327,674   $ 5,034,041   $ 2,136,167   $   421,458   $ 3,242,597   $   612,967
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)           17,240       224,803       337,487       103,706        97,371       210,077        59,135

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      8.64   $     23.70   $     14.92   $     20.60   $      4.33   $     15.44   $     10.37
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus
As of October 31, 2002               Strategic       Janus         Janus         Janus
(all numbers in thousands              Value         Twenty       Venture       Worldwide
except net asset value per share)       Fund          Fund          Fund          Fund

------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $ 1,452,565   $10,517,393   $   824,251   $13,909,788

Investments at value                 $ 1,279,773   $10,146,391   $   758,141   $13,516,220
  Cash                                     7,346           844         2,657         2,038
  Receivables:
    Investments sold                       5,192            --         1,935        70,845
    Fund shares sold                         259         2,619            41        11,393
    Dividends                              1,069         2,266            29        20,143
    Interest                                 184        12,496             1            50
  Other assets                                 6            57            19            49
  Forward currency contracts                 241            --            68            --
------------------------------------------------------------------------------------------
Total Assets                           1,294,070    10,164,673       762,891    13,620,738
------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                          --            --            --            --
    Investments purchased                  3,308        29,992         5,674        56,982
    Fund shares repurchased                1,508        18,681           200        47,219
    Advisory fees                            703         5,419           406         7,294
    Transfer agent fees and expenses         527         1,996           139         2,651
  Accrued expenses                           530         1,342           149         1,610
  Indian tax liability                        --            --            --            --
  Forward currency contracts                  --            --            --        39,814
------------------------------------------------------------------------------------------
Total Liabilities                          6,576        57,430         6,568       155,570
------------------------------------------------------------------------------------------
Net Assets                           $ 1,287,494   $10,107,243   $   756,323   $13,465,168
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          185,314       331,692        23,940       409,704

------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      6.95   $     30.47   $     31.59   $     32.87
------------------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                                           Janus
                                                                                           Janus            Core           Janus
For the fiscal year ended October 31, 2002                 Janus           Janus          Balanced         Equity        Enterprise
(all numbers in thousands)                                  Fund           Fund 2           Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      4,405    $        281    $    107,978    $      1,736    $      6,170
  Dividends                                                  125,693           1,243          32,639          10,760           5,647
  Foreign tax withheld                                         (726)              --           (258)            (79)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                      129,372           1,524         140,359          12,417          11,817
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                              140,732           2,078          27,805           5,209          16,365
  Transfer agent fees and expenses                            37,957           1,102           7,937           1,760           5,838
  Registration fees                                               48              35              33              24              19
  Postage and mailing expenses                                 1,198              92             176              97             345
  Custodian fees                                                 953              51             283              90             131
  Printing expenses                                            1,614             138             242              89             492
  Audit fees                                                      40              22              22              14              23
  Trustees' fees and expenses                                    124               7              29               9              23
  Other expenses                                                 807              35             182              45             113
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                               183,473           3,560          36,709           7,337          23,349
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                      (2,211)           (192)           (601)           (190)           (594)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                 181,262           3,368          36,108           7,147          22,755
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                (51,890)         (1,844)         104,251           5,270        (10,938)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions  (2,548,622)       (101,893)       (338,540)        (92,889)     (1,126,737)
  Net realized gain/(loss) from foreign
    currency transactions                                         18             177               6               1              --
  Net realized gain/(loss) from futures contracts                 --              --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (810,432)          11,126          68,144         (5,686)         531,932
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments   (3,359,036)        (90,590)       (270,390)        (98,574)       (594,805)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $(3,410,926)    $   (92,434)    $  (166,139)    $   (93,304)    $  (605,743)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Janus           Janus
                                                           Global          Global
For the fiscal year ended October 31, 2002              Life Sciences    Technology
(all numbers in thousands)                                  Fund            Fund

------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        616    $      5,957
  Dividends                                                    8,520          10,094
  Foreign tax withheld                                         (315)           (754)
------------------------------------------------------------------------------------
Total Investment Income                                        8,821          15,297
------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               12,530          12,390
  Transfer agent fees and expenses                             3,740           4,406
  Registration fees                                                8              17
  Postage and mailing expenses                                   212             438
  Custodian fees                                                 315             288
  Printing expenses                                              245             566
  Audit fees                                                      31              42
  Trustees' fees and expenses                                     17              14
  Other expenses                                                 100             104
------------------------------------------------------------------------------------
Total Expenses                                                17,198          18,265
------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (209)           (266)
------------------------------------------------------------------------------------
Net Expenses                                                  16,989          17,999
------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                 (8,168)         (2,702)
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions    (234,990)       (829,914)
  Net realized gain/(loss) from foreign
    currency transactions                                   (16,145)         (3,054)
  Net realized gain/(loss) from futures contracts                 --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (254,581)         199,849
------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (505,716)       (633,119)
------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $  (513,884)    $  (635,821)
------------------------------------------------------------------------------------

See Notes to Financial Statements.

78  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           Janus           Janus
                                                           Global          Growth          Janus           Janus           Janus
For the fiscal year ended October 31, 2002                 Value         and Income       Mercury         Olympus          Orion
(all numbers in thousands)                                  Fund            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $        454    $     31,741    $     11,805    $      7,020    $      1,861
  Dividends                                                    2,184          72,839          46,932          15,700           2,409
  Foreign tax withheld                                         (211)           (303)         (1,136)           (126)           (100)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        2,427         104,277          57,601          22,594           4,170
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                1,010          42,103          44,094          18,735           3,656
  Transfer agent fees and expenses                               465          13,633          16,353           6,232           1,782
  Registration fees                                               93              56              --              50              39
  Postage and mailing expenses                                    21             625           1,082             672             201
  Custodian fees                                                  89             446             398             198              78
  Printing expenses                                              123             882           1,356             912             288
  Audit fees                                                      23              28              30              22              17
  Trustees' fees and expenses                                      2              46              54              23               8
  Other expenses                                                  22             247             294             133              48
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 1,848          58,066          63,661          26,977           6,117
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (41)           (844)         (1,166)           (693)           (244)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   1,807          57,222          62,495          26,284           5,873
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                     620          47,055         (4,894)         (3,690)         (1,703)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (15,014)       (838,680)     (2,560,114)       (500,932)        (64,479)
  Net realized gain/(loss) from foreign
    currency transactions                                    (2,059)         (7,287)         (7,598)         (1,271)            (30)
  Net realized gain/(loss) from futures contracts                 --              --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations        (26,266)       (194,062)       1,014,490          94,769        (20,548)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments      (43,339)     (1,040,029)     (1,553,222)       (407,434)        (85,057)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $   (42,719)    $  (992,974)    $(1,558,116)    $  (411,124)    $   (86,760)
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Janus           Janus
                                                           Janus          Special        Strategic         Janus           Janus
For the fiscal year ended October 31, 2002                Overseas       Situations        Value           Twenty         Venture
(all numbers in thousands)                                  Fund            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $      5,622    $         78    $        677    $     92,626    $        274
  Dividends                                                   71,659           5,657          18,256          84,154           1,143
  Foreign tax withheld                                       (6,948)           (422)           (624)         (1,850)             (3)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                       70,333           5,313          18,309         174,930           1,414
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                               28,898           5,751          11,755          81,444           6,453
  Transfer agent fees and expenses                             7,850           2,289           5,046          21,501           1,886
  Registration fees                                              129              63              55              20              --
  Postage and mailing expenses                                   156             156             435             561              97
  Custodian fees                                               2,814              97             191             493             100
  Printing expenses                                              216             230             627             895             158
  Audit fees                                                      55              17              28              30              19
  Trustees' fees and expenses                                     37               9              14             107              10
  Other expenses                                                 193              55              88             476              56
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                40,348           8,667          18,239         105,527           8,779
------------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                        (577)           (331)           (450)           (622)           (105)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                  39,771           8,336          17,789         104,905           8,674
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                  30,562         (3,023)             520          70,025         (7,260)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions    (615,282)       (122,354)       (195,933)       (135,047)        (22,966)
  Net realized gain/(loss) from foreign
    currency transactions                                   (28,200)         (3,606)         (8,815)             (2)              24
  Net realized gain/(loss) from futures contracts                 --              --              --         (2,210)              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations          27,251        (47,270)        (71,260)     (1,946,569)        (96,155)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (616,231)       (173,230)       (276,008)     (2,083,828)       (119,097)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $  (585,669)    $  (176,253)    $  (275,488)    $(2,013,803)   $   (126,357)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Janus
For the fiscal year ended October 31, 2002               Worldwide
(all numbers in thousands)                                  Fund

--------------------------------------------------------------------
Investment Income:
  Interest                                              $     24,276
  Dividends                                                  260,987
  Foreign tax withheld                                      (16,170)
--------------------------------------------------------------------
Total Investment Income                                      269,093
--------------------------------------------------------------------
Expenses:
  Advisory fees                                              118,119
  Transfer agent fees and expenses                            31,718
  Registration fees                                              117
  Postage and mailing expenses                                   726
  Custodian fees                                               6,186
  Printing expenses                                              790
  Audit fees                                                      46
  Trustees' fees and expenses                                    132
  Other expenses                                                 694
--------------------------------------------------------------------
Total Expenses                                               158,528
--------------------------------------------------------------------
Expense and Fee Offsets                                      (2,483)
--------------------------------------------------------------------
Net Expenses                                                 156,045
--------------------------------------------------------------------
Net Investment Income/(Loss)                                 113,048
--------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions  (3,085,394)
  Net realized gain/(loss) from foreign
    currency transactions                                   (39,107)
  Net realized gain/(loss) from futures contracts                 --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (128,006)
--------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments   (3,252,507)
--------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                       $(3,139,459)
--------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Janus                             Janus
For the fiscal year or period ended October 31                                   Fund                             Fund 2
(all numbers in thousands)                                                2002            2001             2002           2001(1)

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $    (51,890)    $    (55,825)    $     (1,844)    $       (545)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (2,548,604)      (6,974,186)        (101,716)        (172,328)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (810,432)     (12,624,524)           11,126         (21,056)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (3,410,926)     (19,654,535)         (92,434)        (193,929)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --               --               --
  Net realized gain from investment transactions*                              --      (4,625,372)               --               --
  Tax return of capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --      (4,625,372)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,663,342        3,371,412          122,799          797,289
  Reinvested dividends and distributions                                       --        4,488,568               --               --
  Shares repurchased                                                  (5,445,431)      (6,534,384)        (180,672)        (232,927)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (3,782,089)        1,325,596         (57,873)          564,362
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (7,193,015)     (22,954,311)        (150,307)          370,433
Net Assets:
  Beginning of period                                                  23,513,436       46,467,747          370,433               --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $  16,320,421    $  23,513,436    $     220,126    $     370,433
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $  25,499,920    $  29,333,976    $     504,104    $     563,821
  Accumulated net investment income/(loss)*                                    --               45               --               --
  Accumulated net realized gain/(loss) from investments*              (9,684,511)      (7,136,029)        (274,048)        (172,332)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                         505,012        1,315,444          (9,930)         (21,056)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $  16,320,421    $  23,513,436    $     220,126    $     370,433
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              74,515          108,690           18,667           81,489
  Reinvested distributions                                                     --          128,723               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      74,515          237,413           18,667           81,489
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (250,492)        (230,139)         (28,627)         (27,232)
Net Increase/(Decrease) in Fund Shares                                  (175,977)            7,274          (9,960)           54,257
Shares Outstanding, Beginning of Period                                 1,063,374        1,056,100           54,257               --
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         887,397        1,063,374           44,297           54,257
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   5,745,802    $  16,868,264    $     532,965    $   1,580,894
  Proceeds from sales of securities                                     9,454,060       18,028,778          580,214        1,041,577
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                               Balanced
For the fiscal year or period ended October 31                                   Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     104,251    $     130,285
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (338,534)        (207,983)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                       68,144        (356,940)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (166,139)        (434,638)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (102,836)        (135,718)
  Net realized gain from investment transactions*                              --        (216,441)
  Tax return of capital*                                                       --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (102,836)        (352,159)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             950,617        1,435,862
  Reinvested dividends and distributions                                  100,793          344,351
  Shares repurchased                                                  (1,256,682)      (1,356,557)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (205,272)          423,656
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (474,247)        (363,141)
Net Assets:
  Beginning of period                                                   4,410,240        4,773,381
--------------------------------------------------------------------------------------------------
  End of period                                                     $   3,935,993    $   4,410,240
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   4,507,511    $   4,712,771
  Accumulated net investment income/(loss)*                                15,173           12,913
  Accumulated net realized gain/(loss) from investments*                (544,405)        (205,014)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (42,286)        (110,430)
--------------------------------------------------------------------------------------------------
                                                                    $   3,935,993    $   4,410,240
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              49,830           69,406
  Reinvested distributions                                                  5,367           16,599
--------------------------------------------------------------------------------------------------
Total                                                                      55,197           86,005
--------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (66,285)         (66,245)
Net Increase/(Decrease) in Fund Shares                                   (11,088)           19,760
Shares Outstanding, Beginning of Period                                   228,825          209,065
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         217,737          228,825
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   2,189,960    $   3,300,872
  Proceeds from sales of securities                                     2,231,029        2,858,566
  Purchases of long-term U.S. government obligations                    1,168,837        1,684,922
  Proceeds from sales of long-term U.S. government obligations          1,290,035        1,980,124

(1) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

80  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Janus                             Janus
                                                                             Core Equity                        Enterprise
For the fiscal year or period ended October 31                                   Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $       5,270    $       7,456    $    (10,938)    $    (26,495)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (92,888)        (108,515)      (1,126,737)      (2,903,394)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                      (5,686)        (114,106)          531,932      (1,581,463)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (93,304)        (215,165)        (605,743)      (4,511,352)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (4,035)          (5,617)               --               --
  Net realized gain from investment transactions*                              --        (105,882)               --               --
  Tax return of capital*                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (4,035)        (111,499)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             362,651          347,259          666,476        2,193,574
  Reinvested dividends and distributions                                    3,872          106,992               --               --
  Shares repurchased                                                    (295,585)        (421,141)      (1,278,359)      (2,694,968)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    70,938           33,110        (611,883)        (501,394)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (26,401)        (293,554)      (1,217,626)      (5,012,746)
Net Assets:
  Beginning of period                                                     732,949        1,026,503        3,071,818        8,084,564
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     706,548    $     732,949    $   1,854,192    $   3,071,818
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     931,929    $     860,891    $   6,642,263    $   7,265,084
  Accumulated net investment income/(loss)*                                 4,545            3,186               --               --
  Accumulated net realized gain/(loss) from investments*                (201,954)        (108,842)      (4,653,917)      (3,527,180)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (27,972)         (22,286)        (134,154)        (666,086)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     706,548    $     732,949    $   1,854,192    $   3,071,818
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              21,099           17,726           24,669           49,057
  Reinvested distributions                                                    221            5,248               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      21,320           22,974           24,669           49,057
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (17,864)         (21,632)         (47,327)         (63,712)
Net Increase/(Decrease) in Fund Shares                                      3,456            1,342         (22,658)         (14,655)
Shares Outstanding, Beginning of Period                                    43,670           42,328          103,520          118,175
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          47,126           43,670           80,862          103,520
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     789,868    $     899,852    $   1,404,006    $   3,946,533
  Proceeds from sales of securities                                       694,144          876,107        2,086,373        4,407,859
  Purchases of long-term U.S. government obligations                        7,465           32,825               --               --
  Proceeds from sales of long-term U.S. government obligations             13,171           25,710               --               --

                                                                             Janus Global                      Janus Global
                                                                             Life Sciences                      Technology
For the fiscal year or period ended October 31                                   Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (8,168)    $     (9,398)    $     (2,702)    $      21,943
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (251,135)        (448,036)        (832,968)      (1,824,335)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (254,581)        (546,739)          199,849      (2,363,212)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (513,884)      (1,004,173)        (635,821)      (4,165,604)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (3,081)               --         (42,160)
  Net realized gain from investment transactions*                              --               --               --               --
  Tax return of capital*                                                       --               --               --         (44,371)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (3,081)               --         (86,531)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             129,432          356,580          280,776          703,507
  Reinvested dividends and distributions                                       --            2,992               --           83,844
  Shares repurchased                                                    (640,911)      (1,204,690)        (671,132)      (1,824,017)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (511,479)        (845,118)        (390,356)      (1,036,666)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,025,363)      (1,852,372)      (1,026,177)      (5,288,801)
Net Assets:
  Beginning of period                                                   2,415,086        4,267,458        2,275,691        7,564,492
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   1,389,723    $   2,415,086    $   1,249,514    $   2,275,691
------------------------------------------------------------------------------------------------------------------------------------


Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   2,556,770    $   3,076,380    $   4,252,438    $   4,644,134
  Accumulated net investment income/(loss)*                                    --               --          (2,972)          (1,267)
  Accumulated net realized gain/(loss) from investments*              (1,151,059)        (899,887)      (2,868,565)      (2,035,940)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (15,988)          238,593        (131,387)        (331,236)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $   1,389,723    $   2,415,086    $   1,249,514    $   2,275,691
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               8,508           19,062           27,696           40,335
  Reinvested distributions                                                     --              148               --            3,767
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       8,508           19,210           27,696           44,102
------------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (42,472)         (67,232)         (69,184)        (109,580)
Net Increase/(Decrease) in Fund Shares                                   (33,964)         (48,022)         (41,488)         (65,478)
Shares Outstanding, Beginning of Period                                   142,399          190,421          210,161          275,639
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         108,435          142,399          168,673          210,161
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $   1,389,827    $   2,406,721    $   1,095,348    $   2,163,912
  Proceeds from sales of securities                                     1,933,538        3,069,083        1,201,259        3,270,692
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                             Global Value
For the fiscal year or period ended October 31                                   Fund
(all numbers in thousands)                                               2002           2001(2)

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $         620    $         120
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (17,073)               29
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (26,266)          (1,962)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (42,719)          (1,813)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (123)               --
  Net realized gain from investment transactions*                            (97)               --
  Tax return of capital*                                                       --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (220)               --
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             547,787           88,987
  Reinvested dividends and distributions                                      215               --
  Shares repurchased                                                    (419,598)         (23,749)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   128,404           65,238
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                      85,465           63,425
Net Assets:
  Beginning of period                                                      63,425               --
--------------------------------------------------------------------------------------------------
  End of period                                                     $     148,890    $      63,425
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $     193,642    $      65,238
  Accumulated net investment income/(loss)*                                   641              123
  Accumulated net realized gain/(loss) from investments*                 (17,165)               26
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (28,228)          (1,962)
--------------------------------------------------------------------------------------------------
                                                                    $     148,890    $      63,425
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              51,756            9,010
  Reinvested distributions                                                     21               --
--------------------------------------------------------------------------------------------------
Total                                                                      51,777            9,010
--------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (41,086)          (2,461)
Net Increase/(Decrease) in Fund Shares                                     10,691            6,549
Shares Outstanding, Beginning of Period                                     6,549               --
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          17,240            6,549
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                           $     227,829    $      56,876
  Proceeds from sales of securities                                       108,283               --
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

(2) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                Janus                             Janus
                                                                          Growth and Income                      Mercury
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      47,055    $      74,581    $     (4,894)    $      17,987
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (845,967)        (217,461)      (2,567,712)      (4,190,555)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    (194,062)      (2,438,313)        1,014,490      (3,177,828)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (992,974)      (2,581,193)      (1,558,116)      (7,350,396)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (49,459)         (80,987)         (17,961)         (10,751)
  Net realized gain from investment transactions*                              --        (366,055)               --      (1,759,634)
  Tax return of capital                                                        --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (49,459)        (447,042)         (17,961)      (1,770,385)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,563,948        1,834,291        1,843,292        2,624,338
  Reinvested dividends and distributions                                   47,770          433,991           16,761        1,639,530
  Shares repurchased                                                  (1,816,892)      (1,970,601)      (3,160,417)      (3,580,540)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (205,174)          297,681      (1,300,364)          683,328
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,247,607)      (2,730,554)      (2,876,441)      (8,437,453)
Net Assets:
  Beginning of period                                                   6,575,281        9,305,835        7,910,482       16,347,935
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $   5,327,674    $   6,575,281    $   5,034,041    $   7,910,482
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   6,800,667    $   7,004,691    $  12,084,495    $  13,390,082
  Accumulated net investment income/(loss)*                                 8,082           11,588               --           17,973
  Accumulated net realized gain/(loss) from investments*              (1,091,827)        (245,812)      (6,872,669)      (4,305,299)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (389,248)        (195,186)        (177,785)      (1,192,274)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $   5,327,674    $   6,575,281    $   5,034,041    $   7,910,482
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              56,191           55,639          109,513           97,016
  Reinvested distributions                                                  1,784           12,340              823           51,917
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      57,975           67,979          110,336          148,933
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (68,056)         (60,742)        (186,075)        (138,465)
Net Increase/(Decrease) in Fund Shares                                   (10,081)            7,237         (75,739)           10,468
  Shares Outstanding, Beginning of Period                                 234,884          227,647          413,224          402,756
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         224,803          234,884          337,485          413,224
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   2,716,175    $   3,969,456    $   5,940,713    $   8,899,237
  Proceeds from sales of securities                                     2,857,552        3,915,859        6,818,658        8,266,257
  Purchases of long-term U.S. government obligations                      201,003          193,577               --               --
  Proceeds from sales of long-term U.S. government obligations            204,720          196,886               --               --

                                                                                Janus
                                                                               Olympus
For the fiscal year ended October 31                                             Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (3,690)    $      16,022
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (502,203)      (1,536,613)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                       94,769      (2,129,633)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (411,124)      (3,650,224)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (13,411)         (34,686)
  Net realized gain from investment transactions*                              --         (57,716)
  Tax return of capital                                                        --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (13,411)         (92,402)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             288,196          704,758
  Reinvested dividends and distributions                                   13,092           89,940
  Shares repurchased                                                    (814,903)      (1,673,539)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (513,615)        (878,841)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (938,150)      (4,621,467)
Net Assets:
  Beginning of period                                                   3,074,317        7,695,784
--------------------------------------------------------------------------------------------------
  End of period                                                     $   2,136,167    $   3,074,317
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   4,215,993    $   4,733,294
  Accumulated net investment income/(loss)*                                    --           13,411
  Accumulated net realized gain/(loss) from investments*              (2,064,041)      (1,561,834)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                               (15,785)        (110,554)
--------------------------------------------------------------------------------------------------
                                                                    $   2,136,167    $   3,074,317
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              11,519           20,030
  Reinvested distributions                                                    483            2,081
--------------------------------------------------------------------------------------------------
Total                                                                      12,002           22,111
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (33,339)         (49,471)
Net Increase/(Decrease) in Fund Shares                                   (21,337)         (27,360)
  Shares Outstanding, Beginning of Period                                 125,043          152,403
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         103,706          125,043
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   2,452,513    $   5,049,452
  Proceeds from sales of securities                                     3,099,277        5,106,471
  Purchases of long-term U.S. government obligations                           --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

82  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                Janus                             Janus
                                                                                Orion                            Overseas
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (1,703)    $       (494)    $      30,562    $      53,233
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (64,509)        (627,022)        (643,482)        (959,793)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (20,548)          164,704           27,251      (2,335,413)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (86,760)        (462,812)        (585,669)      (3,241,973)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --          (2,740)         (26,693)         (53,439)
  Net realized gain from investment transactions*                              --               --               --        (998,947)
  Tax return of capital                                                        --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --          (2,740)         (26,693)      (1,052,386)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             207,620          326,303        4,445,938        3,946,820
  Reinvested dividends and distributions                                       --            2,669           25,428        1,005,590
  Shares repurchased                                                    (301,705)        (388,745)      (5,605,044)      (5,049,722)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (94,085)         (59,773)      (1,133,678)         (97,312)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (180,845)        (525,325)      (1,746,040)      (4,391,671)
Net Assets:
  Beginning of period                                                     602,303        1,127,628        4,988,637        9,380,308
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     421,458    $     602,303    $   3,242,597    $   4,988,637
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,136,006    $   1,231,821    $   5,028,307    $   6,161,894
  Accumulated net investment income/(loss)*                                    --                3           28,518           24,903
  Accumulated net realized gain/(loss) from investments*                (709,384)        (644,905)      (1,667,485)      (1,024,166)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                                (5,164)           15,384        (146,743)        (173,994)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     421,458    $     602,303    $   3,242,597    $   4,988,637
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              39,222           49,464          249,524          166,468
  Reinvested distributions                                                     --              369            1,309           36,916
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      39,222           49,833          250,833          203,384
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (57,511)         (62,198)        (311,336)        (213,306)
Net Increase/(Decrease) in Fund Shares                                   (18,289)         (12,365)         (60,503)          (9,922)
  Shares Outstanding, Beginning of Period                                 115,660          128,025          270,580          280,502
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          97,371          115,660          210,077          270,580
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     774,991    $   1,325,728    $   2,595,748    $   3,898,770
  Proceeds from sales of securities                                       861,514        1,442,333        3,181,660        4,368,849
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus                             Janus
                                                                          Special Situations                  Strategic Value
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (3,023)    $     (1,987)    $         520    $       7,736
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (125,960)        (253,972)        (204,748)        (381,570)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (47,270)        (300,787)         (71,260)        (314,346)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (176,253)        (556,746)        (275,488)        (688,180)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --          (5,454)          (4,735)
  Net realized gain from investment transactions*                              --        (101,051)               --         (63,224)
  Tax return of capital                                                     (706)               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               (706)        (101,051)          (5,454)         (67,959)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             264,362          329,281          277,734          636,568
  Reinvested dividends and distributions                                      688           98,300            5,315           66,182
  Shares repurchased                                                    (414,044)        (531,178)        (669,280)      (1,118,892)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (148,994)        (103,597)        (386,231)        (416,142)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (325,953)        (761,394)        (667,173)      (1,172,281)
Net Assets:
  Beginning of period                                                     938,920        1,700,314        1,954,667        3,126,948
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     612,967    $     938,920    $   1,287,494    $   1,954,667
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,132,301    $   1,284,992    $   2,054,941    $   2,441,172
  Accumulated net investment income/(loss)*                                 (238)            (238)              231            5,090
  Accumulated net realized gain/(loss) from investments*                (387,023)        (261,031)        (595,129)        (390,306)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (132,073)         (84,803)        (172,549)        (101,289)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     612,967    $     938,920    $   1,287,494    $   1,954,667
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              19,728           18,775           31,621           61,255
  Reinvested distributions                                                     48            5,557              598            6,501
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      19,776           24,332           32,219           67,756
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (31,962)         (31,719)         (78,988)        (112,590)
Net Increase/(Decrease) in Fund Shares                                   (12,186)          (7,387)         (46,769)         (44,834)
  Shares Outstanding, Beginning of Period                                  71,321           78,708          232,083          276,917
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          59,135           71,321          185,314          232,083
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     645,253    $   1,478,623    $   1,081,676    $   2,024,781
  Proceeds from sales of securities                                       804,308        1,679,974        1,472,074        2,515,878
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

                                                                                Janus
                                                                                Twenty
For the fiscal year ended October 31                                             Fund
(all numbers in thousands)                                               2002             2001

--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $      70,025    $     128,351
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (137,259)      (4,007,491)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                  (1,946,569)     (10,470,952)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (2,013,803)     (14,350,092)
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (131,262)               --
  Net realized gain from investment transactions*                              --        (760,204)
  Tax return of capital                                                        --               --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (131,262)        (760,204)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             970,322        2,567,807
  Reinvested dividends and distributions                                  128,042          742,316
  Shares repurchased                                                  (3,224,509)      (4,829,640)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (2,126,145)      (1,519,517)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (4,271,210)     (16,629,813)
Net Assets:
  Beginning of period                                                  14,378,453       31,008,266
--------------------------------------------------------------------------------------------------
  End of period                                                     $  10,107,243    $  14,378,453
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $  14,558,266    $  16,682,411
  Accumulated net investment income/(loss)*                                65,082          128,320
  Accumulated net realized gain/(loss) from investments*              (4,145,103)      (4,007,845)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              (371,002)        1,575,567
--------------------------------------------------------------------------------------------------
                                                                    $  10,107,243    $  14,378,453
--------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              28,005           53,023
  Reinvested distributions                                                  3,353           12,270
--------------------------------------------------------------------------------------------------
Total                                                                      31,358           65,293
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (95,696)        (105,548)
Net Increase/(Decrease) in Fund Shares                                   (64,338)         (40,255)
  Shares Outstanding, Beginning of Period                                 396,030          436,285
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         331,692          396,030
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $   4,927,132    $   8,206,403
  Proceeds from sales of securities                                     6,166,157       11,022,989
  Purchases of long-term U.S. government obligations                       67,090               --
  Proceeds from sales of long-term U.S. government obligations             20,623               --

Janus Equity Funds  October 31, 2002  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                Janus                             Janus
                                                                               Venture                          Worldwide
For the fiscal year ended October 31                                             Fund                              Fund
(all numbers in thousands)                                               2002             2001             2002             2001

------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                      $     (7,260)    $     (4,689)    $     113,048    $     147,975
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (22,942)        (254,656)      (3,124,501)      (3,999,127)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (96,155)        (493,334)        (128,006)      (9,146,957)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (126,357)        (752,679)      (3,139,459)     (12,998,109)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                       --               --          (6,067)        (216,419)
  Net realized gain from investment transactions*                              --        (377,370)               --      (3,433,186)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                  --        (377,370)          (6,067)      (3,649,605)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              38,437           72,253        3,593,405        4,400,917
  Reinvested dividends and distributions                                       --          354,857            5,915        3,556,158
  Shares repurchased                                                    (165,035)        (210,432)      (7,320,009)      (8,753,221)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (126,598)          216,678      (3,720,689)        (796,146)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (252,955)        (913,371)      (6,866,215)     (17,443,860)
Net Assets:
  Beginning of period                                                   1,009,278        1,922,649       20,331,383       37,775,243
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                                     $     756,323    $   1,009,278    $  13,465,168    $  20,331,383
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                          $   1,102,968    $   1,236,824    $  21,137,813    $  24,858,301
  Accumulated net investment income/(loss)*                                    --                1          111,650            6,314
  Accumulated net realized gain/(loss) from investments*                (280,603)        (257,660)      (7,351,251)      (4,228,194)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    (66,042)           30,113        (433,044)        (305,038)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    $     756,323    $   1,009,278    $  13,465,168    $  20,331,383
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                                 964            1,505           93,344           85,230
  Reinvested distributions                                                     --            6,959              140           60,334
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         964            8,464           93,484          145,564
------------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (4,310)          (4,515)        (189,860)        (173,452)
Net Increase/(Decrease) in Fund Shares                                    (3,346)            3,949         (96,376)         (27,888)
  Shares Outstanding, Beginning of Period                                  27,286           23,337          506,080          533,968
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          23,940           27,286          409,704          506,080
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                           $     931,401    $     871,695    $  12,259,366    $  19,655,930
  Proceeds from sales of securities                                     1,050,472          924,919       14,678,530       23,685,720
  Purchases of long-term U.S. government obligations                           --               --               --               --
  Proceeds from sales of long-term U.S. government obligations                 --               --               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

84  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the                                                     Janus Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      22.11     $      44.00     $      42.78     $      27.97     $      29.36
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --            (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.72)          (17.50)             6.44            15.63             3.70
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.72)          (17.50)             6.44            15.63             3.68
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --            (.23)
  Distributions (from capital gains)*                         --           (4.39)           (5.22)            (.82)           (4.84)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --           (4.39)           (5.22)            (.82)           (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      18.39     $      22.11     $      44.00     $      42.78     $      27.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (16.82)%         (43.42)%           15.60%           56.75%           15.12%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 16,320,421     $ 23,513,436     $ 46,467,747     $ 35,834,730     $ 20,721,262
Average Net Assets for the Period (in thousands)    $ 21,651,285     $ 34,254,548     $ 45,103,049     $ 28,993,305     $ 20,777,322
Ratio of Gross Expenses to Average Net Assets(1)           0.85%            0.84%            0.85%            0.85%            0.87%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.83%            0.84%            0.84%            0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.24)%          (0.16)%          (0.19)%          (0.14)%               --
Portfolio Turnover Rate                                      27%              51%              65%              63%              70%

For a share outstanding during the                          Janus Fund 2
fiscal year or period ended October 31                  2002            2001(2)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       6.83     $      10.00
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.86)           (3.17)
---------------------------------------------------------------------------------
Total from Investment Operations                          (1.86)           (3.17)
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --
  Distributions (from capital gains)*                         --               --
---------------------------------------------------------------------------------
Total Distributions                                           --               --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       4.97     $       6.83
---------------------------------------------------------------------------------
Total Return**                                          (27.23)%         (31.70)%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    220,126     $    370,433
Average Net Assets for the Period (in thousands)    $    319,701     $    464,753
Ratio of Gross Expenses to Average Net Assets***(1)        1.11%            1.06%
Ratio of Net Expenses to Average Net Assets***(1)          1.05%            1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.58)%          (0.14)%
Portfolio Turnover Rate***                                  177%             276%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                Janus Balanced Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.27     $      22.83     $      21.79     $      17.22     $      16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .47              .56              .61              .42              .33
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.20)           (2.48)             1.33             4.69             2.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.73)           (1.92)             1.94             5.11             2.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.46)            (.61)            (.58)            (.43)            (.35)
  Distributions (from capital gains)*                         --           (1.03)            (.32)            (.11)           (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.46)           (1.64)            (.90)            (.54)           (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      18.08     $      19.27     $      22.83     $      21.79     $      17.22
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (3.85)%          (8.83)%            8.93%           29.89%           15.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  3,935,993     $  4,410,240     $  4,773,381     $  2,929,769     $    830,049
Average Net Assets for the Period (in thousands)    $  4,278,174     $  4,663,032     $  4,072,183     $  1,953,809     $    536,524
Ratio of Gross Expenses to Average Net Assets(1)           0.86%            0.85%            0.87%            0.92%            1.03%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.83%            0.85%            0.91%            1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             2.44%            2.79%            2.92%            2.37%            2.34%
Portfolio Turnover Rate                                      88%             117%              87%              64%              73%

For a share outstanding during the                                               Janus Core Equity Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      16.78     $      24.25     $      22.57     $      15.59     $      13.98
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .11              .17              .15              .14              .05
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.81)           (4.98)             2.25             7.17             2.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.70)           (4.81)             2.40             7.31             2.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.09)            (.13)            (.14)            (.15)            (.03)
  Distributions (from capital gains)*                         --           (2.53)            (.58)            (.18)            (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.09)           (2.66)            (.72)            (.33)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      14.99     $      16.78     $      24.25     $      22.57     $      15.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (10.26)%         (21.70)%           10.65%           47.22%           19.21%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    706,548     $    732,949     $  1,026,503     $    781,319     $    200,782
Average Net Assets for the Period (in thousands)    $    801,601     $    875,515     $  1,019,261     $    571,009     $    133,613
Ratio of Gross Expenses to Average Net Assets(1)           0.92%            0.95%            0.95%            1.02%            1.21%
Ratio of Net Expenses to Average Net Assets(1)             0.89%            0.93%            0.93%            1.01%            1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.66%            0.85%            0.65%            0.81%            0.41%
Portfolio Turnover Rate                                      98%             115%             116%              81%             101%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

86  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                               Janus Enterprise Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      29.67     $      68.41     $      58.64     $      32.33     $      30.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (6.74)          (38.74)            13.10            30.61             3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --               --
  Distributions (from capital gains)*                         --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --               --           (3.33)           (4.30)           (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      22.93     $      29.67     $      68.41     $      58.64     $      32.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (22.72)%         (56.63)%           22.29%          104.09%           11.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,854,192     $  3,071,818     $  8,084,564     $  2,329,698     $    558,999
Average Net Assets for the Period (in thousands)    $  2,518,273     $  4,858,360     $  7,265,824     $  1,126,839     $    551,467
Ratio of Gross Expenses to Average Net Asset*(1)           0.93%            0.92%            0.90%            0.98%            1.08%
Ratio of Net Expenses to Average Net Assets(1)             0.90%            0.90%            0.88%            0.95%            1.06%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.43)%          (0.55)%          (0.65)%          (0.67)%          (0.67)%
Portfolio Turnover Rate                                      64%              85%              80%              98%             134%

For a share outstanding during the                                  Janus Global Life Sciences Fund
fiscal year or period ended October 31                  2002             2001             2000            1999(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      16.96     $      22.41     $      11.97     $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --              .02               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.14)           (5.43)            10.42             1.97
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.14)           (5.43)            10.44             1.97
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.02)               --               --
  Distributions (from capital gains)*                         --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.02)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      12.82     $      16.96     $      22.41     $      11.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (24.35)%         (24.26)%           87.22%           19.70%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,389,723     $  2,415,086     $  4,267,458     $    344,436
Average Net Assets for the Period (in thousands)    $  1,927,734     $  2,957,777     $  2,987,158     $    227,552
Ratio of Gross Expenses to Average Net Assets***(1)        0.89%            0.93%            0.97%            1.21%
Ratio of Net Expenses to Average Net Assets***(1)          0.88%            0.91%            0.94%            1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.42)%          (0.32)%            0.14%          (0.41)%
Portfolio Turnover Rate***                                   73%              84%             147%             235%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                   Janus Global Technology Fund
fiscal year or period ended October 31                  2002             2001             2000            1999(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      10.83     $      27.44     $      20.95     $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.01)              .36            (.02)               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.41)          (16.64)             6.71            10.95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.42)          (16.28)             6.69            10.95
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.16)            (.02)               --
  Distributions (from capital gains)*                         --               --            (.18)               --
  Tax return of capital*                                      --            (.17)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.33)            (.20)               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       7.41     $      10.83     $      27.44     $      20.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (31.67)%         (59.95)%           31.99%          109.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,249,514     $  2,275,691     $  7,564,492     $  3,334,514
Average Net Assets for the Period (in thousands)    $  1,906,518     $  4,009,850     $  8,883,777     $  1,265,552
Ratio of Gross Expenses to Average Net Assets***(1)        0.96%            0.92%            0.91%            1.04%
Ratio of Net Expenses to Average Net Assets***(1)          0.94%            0.90%            0.90%            1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.14)%            0.55%            0.17%          (0.11)%
Portfolio Turnover Rate***                                   66%              60%              47%              31%

For a share outstanding during the                     Janus Global Value Fund
fiscal year or period ended October 31                  2002            2001(3)

---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       9.68     $      10.00
---------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03              .02
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.04)            (.34)
---------------------------------------------------------------------------------
Total from Investment Operations                          (1.01)            (.32)
---------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.02)               --
  Distributions (from capital gains)*                      (.01)               --
---------------------------------------------------------------------------------
Total Distributions                                        (.03)               --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       8.64     $       9.68
---------------------------------------------------------------------------------
Total Return**                                          (10.59)%          (3.10)%
---------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    148,890     $     63,425
Average Net Assets for the Period (in thousands)    $    155,411     $     54,832
Ratio of Gross Expenses to Average Net Assets***(1)        1.19%            1.52%
Ratio of Net Expenses to Average Net Assets***(1)          1.16%            1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                          0.40%            0.64%
Portfolio Turnover Rate***                                   84%               0%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

88  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                            Janus Growth and Income Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      27.99     $      40.88     $      36.84     $      26.45     $      25.07
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .20              .32              .18              .26              .08
  Net gain/(loss) on securities
    (both realized and unrealized)                        (4.28)          (11.24)             5.84            12.27             3.72
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.08)          (10.92)             6.02            12.53             3.80
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.21)            (.35)            (.14)            (.27)            (.04)
  Distributions (from capital gains)*                         --           (1.62)           (1.84)           (1.87)           (2.38)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.21)           (1.97)           (1.98)           (2.14)           (2.42)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      23.70     $      27.99     $      40.88     $      36.84     $      26.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (14.62)%         (27.66)%           16.44%           49.59%           16.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  5,327,674     $  6,575,281     $  9,305,835     $  5,836,885     $  2,819,079
Average Net Assets for the Period (in thousands)    $  6,479,535     $  7,758,499     $  8,594,302     $  4,375,277     $  2,478,899
Ratio of Gross Expenses to Average Net Assets(1)           0.90%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)             0.88%            0.86%            0.88%            0.90%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.73%            0.96%            0.49%            0.37%            0.33%
Portfolio Turnover Rate                                      49%              59%              41%              43%              95%

For a share outstanding during the                                                 Janus Mercury Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.14     $      40.59     $      35.65     $      20.77     $      18.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .04              .03               --            (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.18)          (17.05)             8.18            16.89             4.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.18)          (17.01)             8.21            16.89             4.06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.04)            (.03)               --               --            (.04)
  Distributions (from capital gains)*                         --           (4.41)           (3.27)           (2.01)           (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.04)           (4.44)           (3.27)           (2.01)           (1.94)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      14.92     $      19.14     $      40.59     $      35.65     $      20.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.88)%         (46.21)%           22.99%           86.02%           24.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  5,034,041     $  7,910,482     $ 16,347,935     $  9,059,883     $  2,368,077
Average Net Assets for the Period (in thousands)    $  6,783,864     $ 11,243,108     $ 15,903,790     $  5,258,427     $  2,103,414
Ratio of Gross Expenses to Average Net Assets(1)           0.94%            0.89%            0.89%            0.93%            0.97%
Ratio of Net Expenses to Average Net Assets(1)             0.92%            0.88%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.07)%            0.16%            0.08%          (0.39)%          (0.33)%
Portfolio Turnover Rate                                      97%              83%              71%              89%             105%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                                                 Janus Olympus Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      24.59     $      50.50     $      40.87     $      21.70     $      18.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .13              .21              .02               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.88)          (25.42)            11.21            19.15             4.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.88)          (25.29)            11.42            19.17             4.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.11)            (.23)            (.01)               --            (.04)
  Distributions (from capital gains)*                         --            (.39)           (1.78)               --            (.72)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.11)            (.62)           (1.79)               --            (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      20.60     $      24.59     $      50.50     $      40.87     $      21.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.89)%         (50.61)%           28.05%           88.34%           23.10%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  2,136,167     $  3,074,317     $  7,695,784     $  3,887,448     $    947,494
Average Net Assets for the Period (in thousands)    $  2,882,934     $  4,767,090     $  7,594,158     $  2,268,894     $    774,434
Ratio of Gross Expenses to Average Net Assets(1)           0.94%            0.91%            0.91%            0.95%            1.01%
Ratio of Net Expenses to Average Net Assets(1)             0.91%            0.89%            0.90%            0.93%            0.98%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.13)%            0.34%            0.51%            0.06%          (0.21)%
Portfolio Turnover Rate                                      90%             118%              96%              91%             123%

For a share outstanding during the                                 Janus Orion Fund
fiscal year or period ended October 31                  2002             2001            2000(2)

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       5.21     $       8.81     $      10.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --              .02
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.88)           (3.58)           (1.21)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.88)           (3.58)           (1.19)
--------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --            (.02)               --
  Distributions (from capital gains)*                         --               --               --
--------------------------------------------------------------------------------------------------
Total Distributions                                           --            (.02)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       4.33     $       5.21     $       8.81
--------------------------------------------------------------------------------------------------
Total Return**                                          (16.70)%         (40.69)%         (11.90)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    421,458     $    602,303     $  1,127,628
Average Net Assets for the Period (in thousands)    $    562,457     $    762,142     $  1,086,834
Ratio of Gross Expenses to Average Net Assets***(1)        1.09%            1.06%            1.14%
Ratio of Net Expenses to Average Net Assets***(1)          1.04%            1.03%            1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.30)%          (0.06)%            0.82%
Portfolio Turnover Rate***                                  161%             206%              35%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from June 30, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

90  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                Janus Overseas Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      18.44     $      33.44     $      25.35     $      17.95     $      17.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .15              .28              .01               --              .08
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.05)          (11.42)             8.22             7.49              .54
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (2.90)          (11.14)             8.23             7.49              .62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.10)            (.20)               --            (.09)            (.10)
  Distributions (from capital gains)*                         --           (3.66)            (.14)               --            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.10)           (3.86)            (.14)            (.09)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      15.44     $      18.44     $      33.44     $      25.35     $      17.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.78)%         (37.09)%           32.59%           41.77%            3.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  3,242,597     $  4,988,637     $  9,380,308     $  5,639,980     $  3,889,098
Average Net Assets for the Period (in thousands)    $  4,445,864     $  6,945,505     $  9,862,835     $  4,577,552     $  3,948,710
Ratio of Gross Expenses to Average Net Assets(1)           0.91%            0.87%            0.89%            0.92%            0.96%
Ratio of Net Expenses to Average Net Assets(1)             0.89%            0.85%            0.88%            0.91%            0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.69%            0.77%            0.22%          (0.03)%            0.58%
Portfolio Turnover Rate                                      63%              65%              62%              92%             105%

For a share outstanding during the                                            Janus Special Situations Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      13.16     $      21.60     $      22.75     $      14.57     $      14.08
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01               --               --               --               --
  Net gains/(losses) on securities
    (both realized and unrealized)                        (2.79)           (7.12)             2.16             8.22             1.15
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (2.78)           (7.12)             2.16             8.22             1.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --               --
  Distributions (from capital gains)*                         --           (1.32)           (3.31)            (.04)            (.66)
  Tax return of capital                                    (.01)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (1.32)           (3.31)            (.04)            (.66)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      10.37     $      13.16     $      21.60     $      22.75     $      14.57
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (21.21)%         (34.49)%            9.33%           56.54%            8.49%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    612,967     $    938,920     $  1,700,314     $  1,196,978     $    786,317
Average Net Assets for the Period (in thousands)    $    884,749     $  1,323,720     $  1,684,178     $  1,000,549     $    716,123
Ratio of Gross Expenses to Average Net Assets(1)           0.98%            0.98%            0.96%            1.00%            1.08%
Ratio of Net Expenses to Average Net Assets(1)             0.94%            0.94%            0.94%            0.98%            1.05%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.34)%          (0.15)%          (0.58)%          (0.76)%          (0.49)%
Portfolio Turnover Rate                                      74%             113%              58%             104%             117%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the                            Janus Strategic Value Fund
fiscal year or period ended October 31                  2002             2001            2000(2)

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $       8.42     $      11.29     $      10.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --              .03              .01
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.45)           (2.65)             1.28
--------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.45)           (2.62)             1.29
--------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.02)            (.02)               --
  Distributions (from capital gains)*                         --            (.23)               --
--------------------------------------------------------------------------------------------------
Total Distributions                                        (.02)            (.25)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $       6.95     $       8.42     $      11.29
--------------------------------------------------------------------------------------------------
Total Return**                                          (17.23)%         (23.61)%           12.90%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  1,287,494     $  1,954,667     $  3,126,948
Average Net Assets for the Period (in thousands)    $  1,808,435     $  2,665,589     $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(1)        1.01%            0.92%            1.02%
Ratio of Net Expenses to Average Net Assets***(1)          0.98%            0.91%            0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                          0.03%            0.29%            0.14%
Portfolio Turnover Rate***                                   60%              77%              72%

For a share outstanding during the                                                 Janus Twenty Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      36.31     $      71.07     $      69.72     $      42.98     $      35.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .21              .32               --              .21              .12
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.71)          (33.33)             5.62            26.97            12.26
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.50)          (33.01)             5.62            27.18            12.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.34)               --            (.19)            (.14)            (.10)
  Distributions (from capital gains)*                         --           (1.75)           (4.08)            (.30)           (4.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.34)           (1.75)           (4.27)            (.44)           (4.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      30.47     $      36.31     $      71.07     $      69.72     $      42.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (15.35)%         (47.43)%            7.40%           63.51%           40.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 10,107,243     $ 14,378,453     $ 31,008,266     $ 28,793,112     $ 11,254,870
Average Net Assets for the Period (in thousands)    $ 12,572,984     $ 20,320,750     $ 34,528,876     $ 22,206,982     $  8,025,121
Ratio of Gross Expenses to Average Net Assets(1)           0.84%            0.84%            0.86%            0.88%            0.91%
Ratio of Net Expenses to Average Net Assets(1)             0.83%            0.84%            0.85%            0.87%            0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.56%            0.63%          (0.13)%            0.40%            0.39%
Portfolio Turnover Rate                                      53%              50%              27%              40%              54%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

92  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                                 Janus Venture Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      36.99     $      82.39     $      89.71     $      49.81     $      58.84
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                --               --               --               --            (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.40)          (29.02)             6.94            44.31              .43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (5.40)          (29.02)             6.94            44.31              .34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     --               --               --               --            (.07)
  Distributions (from capital gains)*                         --          (16.38)          (14.26)           (4.41)           (9.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (16.38)          (14.26)           (4.41)           (9.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      31.59     $      36.99     $      82.39     $      89.71     $      49.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (14.60)%         (40.67)%            3.79%           94.42%            1.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    756,323     $  1,009,278     $  1,922,649     $  1,860,355     $  1,035,868
Average Net Assets for the Period (in thousands)    $    992,760     $  1,312,759     $  2,504,381     $  1,350,642     $  1,174,220
Ratio of Gross Expenses to Average Net Assets(1)           0.88%            0.87%            0.87%            0.93%            0.94%
Ratio of Net Expenses to Average Net Assets(1)             0.87%            0.86%            0.86%            0.92%            0.93%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.73)%          (0.36)%          (0.35)%          (0.55)%          (0.29)%
Portfolio Turnover Rate                                      90%              70%              87%             104%              90%

For a share outstanding during the                                                Janus Worldwide Fund
fiscal year ended October 31                            2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      40.17     $      70.74     $      58.87     $      41.52     $      40.05
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .27              .39              .03              .02             1.26
  Net gains/(losses) on securities
    (both realized and unrealized)                        (7.56)          (24.04)            13.15            17.51             3.01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (7.29)          (23.65)            13.18            17.53             4.27
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.01)            (.41)            (.03)            (.18)           (1.35)
  Distributions (from capital gains)*                         --           (6.51)           (1.28)               --           (1.45)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (6.92)           (1.31)            (.18)           (2.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      32.87     $      40.17     $      70.74     $      58.87     $      41.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (18.15)%         (36.56)%           22.41%           42.33%           11.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 13,465,168     $ 20,331,383     $ 37,775,243     $ 24,091,321     $ 13,931,990
Average Net Assets for the Period (in thousands)    $ 18,185,263     $ 27,993,000     $ 38,726,913     $ 18,892,896     $ 13,078,350
Ratio of Gross Expenses to Average Net Assets(1)           0.87%            0.87%            0.88%            0.89%            0.92%
Ratio of Net Expenses to Average Net Assets(1)             0.86%            0.85%            0.86%            0.88%            0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             0.62%            0.53%            0.13%            0.07%            0.47%
Portfolio Turnover Rate                                      73%              78%              58%              68%              86%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2002  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR               American Depository Receipt

GDR               Global Depository Receipt

New York Shares   Securities of foreign companies trading on the New York Stock
                  Exchange

RNC               Represents non-convertible savings shares

*       Non-income-producing security
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.
(omega) Rate is subject to change. Rate shown reflects current rate.
(pi) Security is a defaulted security in Janus Special Situations Fund with accrued interest in the amount of $238,222 that was written-off August 21, 2001.
(delta) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
(beta) Security is a defaulted security in Janus Strategic Value Fund with accrued interest in the amount of $363,565 that was written-off August 21, 2001.

ss.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                       Value as
                                Acquisition  Acquisition      Fair      % of
                                    Date        Cost          Value   Net Assets
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Pharmaceutical Resources, Inc.     9/6/01    $45,093,240   $39,364,728   2.83%
--------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.    9/19/00   $14,999,998   $         0   0.00%
--------------------------------------------------------------------------------
Janus Venture Fund
Plumtree Software, Inc.            5/19/00   $ 4,000,003   $   928,625   0.12%
--------------------------------------------------------------------------------
The Funds have registration rights for certain restricted securities held as of October 31, 2002. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

94  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended October 31, 2002.

                                                            Purchases                            Sales                  Realized
                                                      Shares           Cost              Shares           Cost         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.                           1,709,825   $   42,332,200                --               --               --
Apria Healthcare Group, Inc.                         1,623,235       35,960,392                --               --               --
Bemis Company, Inc.                                  2,695,120      134,873,322                --               --               --
Linear Technology Corp.                                     --               --         1,402,970   $   41,962,314   $   13,307,831
Maxim Integrated Products, Inc.                      1,260,000       53,907,313           345,440       17,172,548       (2,670,887)
MGIC Investment Corp.                                  429,275       23,000,868                --               --               --
Millipore Corp.(1)                                      62,195        2,609,684           240,665       12,179,043       (4,586,534)
Park Place Entertainment Corp.                              --               --        15,901,965      175,633,977      (18,022,490)
Sigma-Aldrich Corp.                                    568,785       25,051,080                --               --               --
Syncor International Corp.                           2,477,825       72,463,992                --               --               --
Univision Communications, Inc. - Class A                    --               --           583,680       29,058,917       (8,410,443)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $  390,198,851                     $  276,006,799   $  (20,382,523)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                               3,555   $       88,943         3,654,785   $  187,150,198   $ (124,747,969)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                  49,560   $      731,889         1,822,615   $   66,749,520   $  (53,122,750)
Cellegy Pharmaceuticals, Inc.                               --               --           718,000        4,487,500       (2,694,924)
Pharmaceutical Resources, Inc.                              --               --                --               --               --
Symyx Technologies, Inc.                                    --               --         1,576,740       52,211,122      (36,864,185)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $      731,889                     $  123,448,142   $  (92,681,859)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                         75,510   $    2,564,727           778,045   $   22,570,954   $   (9,487,638)
Powerchip Semiconductor Corp.                        2,044,000        8,859,309         2,044,000        8,859,309          715,219
Yipes Communication Group, Inc.                             --               --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $   11,424,036                     $   31,430,263   $   (8,772,419)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Value Fund
Pfeiffer Vacuum Technology A.G.                        355,368   $   10,832,233                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Cablevision Systems New York Group - Class A         3,064,903   $   49,449,905         2,086,690   $  151,775,672   $  (98,496,865)
------------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster Inc. - Class A                           1,732,075   $   39,273,068         1,306,285   $   30,314,446   $    6,326,714
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                      250,000   $    1,887,325                --               --               --
Magnum Hunter Resources, Inc.(2)                       775,000        5,280,654                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $    7,167,979                                 --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund
Kinder Morgan Management LLC(3)                      1,555,669   $   44,804,452            26,131   $      868,778   $     (104,518)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Dividend      Market Value
                                                     Income        at 10/31/02
--------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.                                  --   $  112,913,798
Apria Healthcare Group, Inc.                                --       93,158,946
Bemis Company, Inc.                             $    1,064,256      140,388,801
Linear Technology Corp.                              4,896,664      707,244,166
Maxim Integrated Products, Inc.                             --      690,282,762
MGIC Investment Corp.                                  700,636      293,986,866
Millipore Corp.(1)                                     274,766       78,882,794
Park Place Entertainment Corp.                              --               --
Sigma-Aldrich Corp.                                  1,224,515      171,209,767
Syncor International Corp.                                  --       88,780,470
Univision Communications, Inc. - Class A                    --      305,855,839
--------------------------------------------------------------------------------
                                                $    8,160,837   $2,682,704,209
--------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.                                                  --   $    8,187,885
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                      --               --
Cellegy Pharmaceuticals, Inc.                               --               --
Pharmaceutical Resources, Inc.                              --   $   39,364,728
Symyx Technologies, Inc.                                    --               --
--------------------------------------------------------------------------------
                                                            --   $   39,364,728
--------------------------------------------------------------------------------
Janus Global Technology Fund
Microsemi Corp.                                             --               --
Powerchip Semiconductor Corp.                               --               --
Yipes Communication Group, Inc.                             --                0
--------------------------------------------------------------------------------
                                                            --               --
--------------------------------------------------------------------------------
Janus Global Value Fund
Pfeiffer Vacuum Technology A.G.                             --   $    8,109,733
--------------------------------------------------------------------------------
Janus Mercury Fund
Cablevision Systems New York Group - Class A                --   $   81,880,989
--------------------------------------------------------------------------------
Janus Olympus Fund
Blockbuster Inc. - Class A                      $       56,657   $   10,206,186
--------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                           --   $   13,204,954
Magnum Hunter Resources, Inc.(2)                            --       11,845,990
--------------------------------------------------------------------------------
                                                            --   $   25,050,944
--------------------------------------------------------------------------------
Janus Strategic Value Fund
Kinder Morgan Management LLC(3)                             --   $   64,908,498
--------------------------------------------------------------------------------

(1)  Millipore Corp. had a .6768-per-1 spinoff into Mykrolis Corp. 2/28/02.
(2)  Magnum Hunter Resources, Inc. issued 1-per-5 warrants 3/22/02.
(3) Adjusted for 1.474% for 1 stock split 11/14/01, 1.482% for 1 stock split 2/14/02 and 1.697% for 1 stock split 5/15/02.

                                        Janus Equity Funds  October 31, 2002  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (continued)

                                                            Purchases                            Sales                  Realized
                                                      Shares           Cost              Shares           Cost         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Biosite, Inc.                                          934,520   $   23,117,964                --               --               --
Centene Corp.                                          619,030       13,239,008           107,355   $    2,745,332   $      370,706
Dynacare, Inc.                                       1,844,415       20,288,565         1,844,415       20,288,565       20,845,590
Euronet Worldwide, Inc.                              1,403,795       18,125,223                --               --               --
Gray Television, Inc.                                  930,190        7,674,068                --               --               --
MIM Corp.                                            1,289,260       19,764,171                --               --               --
School Specialty, Inc.                                      --               --           286,023        5,477,318        1,521,172
Stellent, Inc.                                         425,640        7,942,384         1,257,805       39,269,890      (30,215,581)
TALX Corp.                                              79,713        1,026,396                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $  111,177,779                     $   67,781,105   $   (7,478,113)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                                   --               --         3,168,155   $  198,831,917   $  (98,999,953)
------------------------------------------------------------------------------------------------------------------------------------

                                                    Dividend      Market Value
                                                     Income        at 10/31/02
--------------------------------------------------------------------------------
Biosite, Inc.                                               --   $   26,988,938
Centene Corp.                                               --       15,570,270
Dynacare, Inc.                                              --               --
Euronet Worldwide, Inc.                                     --        6,972,821
Gray Television, Inc.                                       --        8,232,182
MIM Corp.                                                   --        9,231,102
School Specialty, Inc.                                      --       15,348,303
Stellent, Inc.                                              --               --
TALX Corp.                                      $      127,860       12,662,571
--------------------------------------------------------------------------------
                                                $      127,860   $   95,006,187
--------------------------------------------------------------------------------
Janus Worldwide Fund
Grupo Televisa S.A. (ADR)                                   --   $  108,140,180
--------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

96  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Eighteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are classified as nondiversified.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Funds' financial statements, the Funds are no longer required to show certain distribution information as a separate line item. The Funds' current and prior year Statements of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees', the Funds may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously 100 percent secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral, may be invested in money market funds advised by Janus Capital Management LLC ("Janus Capital") to the extent consistent with exemptive relief obtained from the SEC. As with other extensions of credit, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. The Funds will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing and where Janus Capital believes the benefit from granting such loans justifies the risk.

The borrower pays fees at the Funds' direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Funds' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the period ended October 31, 2002, the following Funds earned security lending fees totaling:

Fund                                                                Lending Fees
--------------------------------------------------------------------------------
Janus Balanced Fund                                                   $106,652
Janus Growth and Income Fund                                            37,841
Janus Mercury Fund                                                     155,873
Janus Twenty Fund                                                      264,745
Janus Worldwide Fund                                                   223,550
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining sixteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

98  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Each Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an affiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.


                                 DST Securities, Inc.    Fund
                                     Commissions        Expense
                                         Paid          Reduction       DST Fees
--------------------------------------------------------------------------------
Janus Fund                            $  679,325      $  509,621      $2,491,218
Janus Fund 2                              45,200          33,908         194,672
Janus Balanced Fund                      202,991         152,281         220,043
Janus Core Equity Fund                    39,563          29,680         226,723
Janus Enterprise Fund                    379,137         284,424         727,354
Janus Global Life Sciences Fund           38,342          28,764         739,816
Janus Global Technology Fund              37,332          28,006       1,084,560
Janus Global Value Fund                       --              --          59,545
Janus Growth and Income Fund             134,835         101,152       1,151,655
Janus Mercury Fund                       328,432         246,385       1,956,455
Janus Olympus Fund                        59,306          44,490       1,243,530
Janus Orion Fund                          81,817          61,378         354,873
Janus Overseas Fund                       40,996          30,754         323,690
Janus Special Situations Fund             77,435          58,091         371,241
Janus Strategic Value Fund                58,367          43,786         804,260
Janus Twenty Fund                         43,950          32,971       2,314,585
Janus Venture Fund                        22,730          17,052         212,765
Janus Worldwide Fund                     707,313         530,617       1,292,453
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2002  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the following Funds recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                            Purchases          Sales          Dividend       Market Value
                                           Shares/Cost      Shares/Cost        Income         at 10/31/02
==========================================================================================================
Janus Money Market Fund
Janus Fund                               $   50,000,000   $   50,000,000   $       15,393               --
Janus Balanced Fund                         130,000,000      130,000,000           33,446               --
Janus Core Equity Fund                       40,000,000       40,000,000           10,137               --
Janus Enterprise Fund                       110,000,000      110,000,000           42,044               --
Janus Global Technology Fund                100,000,000      100,000,000           25,342               --
Janus Growth and Income Fund                350,000,000      350,000,000          147,290               --
Janus Olympus Fund                          150,000,000      150,000,000           43,192               --
Janus Twenty Fund                         1,855,500,000    1,855,500,000          511,943               --
Janus Worldwide Fund                      1,783,900,000    1,783,900,000          502,186               --
----------------------------------------------------------------------------------------------------------
                                         $4,569,400,000   $4,569,400,000   $    1,330,973               --
==========================================================================================================
Janus Institutional Cash Reserves Fund
Janus Twenty Fund                        $  950,000,000   $  625,000,000   $    4,299,027   $  325,000,000
Janus Worldwide Fund                        300,000,000      300,000,000          720,808               --
----------------------------------------------------------------------------------------------------------
                                         $  925,000,000   $  925,000,000   $    5,019,835   $  325,000,000
==========================================================================================================
Janus Government Money Market Fund
Janus Twenty Fund                        $  481,400,000   $  481,400,000   $       35,789               --
----------------------------------------------------------------------------------------------------------

100  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                           Net Tax AP/DP
                                    Undistributed     Undistributed                         on Foreign          Net Tax
                                       Ordinary         Long-Term        Accumulated         Currency           AP/DP on
                                        Income            Gains        Capital Losses       and Futures       Investments
---------------------------------------------------------------------------------------------------------------------------
Janus Fund                                     --          --         $(9,671,152,000)                --    $   491,653,287
Janus Fund 2                                   --          --            (269,967,532)                --       (14,010,731)
Janus Balanced Fund               $    15,172,988          --            (537,568,467)   $        44,293       (49,167,384)
Janus Core Equity Fund                  4,544,868          --            (195,096,618)             9,470       (34,838,368)
Janus Enterprise Fund                          --          --          (4,639,617,198)                --      (148,453,850)
Janus Global Life Sciences Fund                --          --          (1,130,201,935)            23,041       (36,867,937)
Janus Global Technology Fund                   --          --          (2,856,603,063)           180,019      (146,500,379)
Janus Global Value Fund                   641,156          --             (17,537,956)             7,575       (27,862,713)
Janus Growth and Income Fund            8,082,421          --          (1,040,247,620)            45,887      (440,873,493)
Janus Mercury Fund                             --          --          (6,773,174,551)         (546,522)      (276,732,811)
Janus Olympus Fund                             --          --          (2,048,586,951)                --       (31,238,668)
Janus Orion Fund                               --          --            (704,024,591)                --       (10,523,340)
Janus Overseas Fund                    28,475,042          --          (1,638,431,220)         (150,874)      (175,602,612)
Janus Special Situations Fund                  --          --            (385,373,458)           769,619      (134,729,528)
Janus Strategic Value Fund                594,782          --            (558,365,424)         1,297,659      (210,973,821)
Janus Twenty Fund                      65,081,539          --          (4,125,398,706)                --      (390,706,165)
Janus Venture Fund                             --          --            (278,279,615)                --       (68,365,399)
Janus Worldwide Fund                  111,735,233          --          (7,182,347,339)       (4,196,079)      (597,837,293)
---------------------------------------------------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

                                       Janus Equity Funds  October 31, 2002  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                    Federal Tax        Unrealized        Unrealized
Fund                                    Cost          Appreciation     (Depreciation)
--------------------------------------------------------------------------------------
Janus Fund                        $15,848,619,650   $ 2,607,293,239   $(2,115,639,952)
Janus Fund 2                          230,722,281        13,083,617       (27,094,348)
Janus Balanced Fund                 3,937,110,995       189,518,078      (238,685,462)
Janus Core Equity Fund                730,630,165        36,589,130       (71,427,498)
Janus Enterprise Fund               2,024,832,994       155,406,682      (303,860,532)
Janus Global Life Sciences Fund     1,404,590,644       158,339,760      (195,207,697)
Janus Global Technology Fund        1,401,712,098       103,288,666      (249,789,045)
Janus Global Value Fund               177,638,053         4,523,737       (32,386,450)
Janus Growth and Income Fund        5,789,657,764       352,367,352      (793,240,845)
Janus Mercury Fund                  5,428,234,581       414,160,666      (688,603,593)
Janus Olympus Fund                  2,156,001,134       157,965,160      (189,203,828)
Janus Orion Fund                      427,198,386        27,892,238       (38,415,578)
Janus Overseas Fund                 3,445,155,459       299,052,689      (474,655,301)
Janus Special Situations Fund         748,530,737        55,444,225      (190,173,753)
Janus Strategic Value Fund          1,490,747,047       120,868,795      (331,842,616)
Janus Twenty Fund                  10,537,096,844       628,101,259    (1,018,807,424)
Janus Venture Fund                    826,506,844       102,399,075      (170,764,474)
Janus Worldwide Fund               14,114,057,548     1,108,002,255    (1,705,839,548)
--------------------------------------------------------------------------------------

102  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                  Distributions
                                 -----------------------------------------------
                                 From Ordinary   From Long-Term    Tax Return of    Net Investment
Fund                                 Income       Capital Gains       Capital            Loss
--------------------------------------------------------------------------------------------------
Janus Fund                                  --               --               --     $(51,967,449)
Janus Fund 2                                --               --               --       (1,843,767)
Janus Balanced Fund               $102,836,430               --               --                --
Janus Core Equity Fund               4,034,603               --               --                --
Janus Enterprise Fund                       --               --               --      (10,938,190)
Janus Global Life Sciences Fund             --               --               --       (8,130,926)
Janus Global Technology Fund                --               --               --       (1,341,108)
Janus Global Value Fund                161,371     $     58,410               --                --
Janus Growth and Income Fund        49,458,623               --               --                --
Janus Mercury Fund                  17,961,490               --               --       (5,224,249)
Janus Olympus Fund                  13,410,712               --               --       (3,686,253)
Janus Orion Fund                            --               --               --       (1,730,302)
Janus Overseas Fund                 26,692,971               --               --                --
Janus Special Situations Fund               --               --     $    705,864       (2,990,571)
Janus Strategic Value Fund           5,453,841               --               --                --
Janus Twenty Fund                  131,262,301               --               --                --
Janus Venture Fund                          --               --               --       (7,258,643)
Janus Worldwide Fund                 6,067,055               --               --                --
--------------------------------------------------------------------------------------------------

Janus Global Value Fund, Janus Overseas Fund and Janus Worldwide Fund have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

Fund                                  Foreign Taxes Paid   Foreign Source Income
--------------------------------------------------------------------------------
Janus Global Value Fund                  $    210,450          $  1,827,334
Janus Overseas Fund                         6,919,154            71,659,119
Janus Worldwide Fund                       16,169,878           181,000,254
--------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2002  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction, on November 26, 2002, the Berger Funds' Trustees have approved the reorganization of the following Berger funds into comparable Janus funds as follows, subject to shareholder approval:

Current Fund                                 Proposed Acquiring Fund
--------------------------------------------------------------------------------
Berger Balanced Fund                         Janus Balanced Fund
Berger Growth Fund                           Janus Olympus Fund
Berger Large Cap Growth Fund                 Janus Growth and Income Fund
Berger Mid Cap Growth Fund                   Janus Enterprise Fund
Berger Small Company Growth Fund             Janus Venture Fund
Berger Information Technology Fund           Janus Global Technology Fund
Berger International Fund                    Janus Overseas Fund
--------------------------------------------------------------------------------

In addition, on December 10, 2002, the Janus Funds' Trustees approved reorganization transactions in which Janus Fund 2 will transfer its assets to Janus Fund and Janus Special Situations Fund will transfer its assets to Janus Strategic Value Fund. The surviving fund in the reorganization of Janus Special Situations Fund into Janus Strategic Value Fund will be renamed Janus Special Equity Fund. These transactions are expected to be effective on or about February 28, 2003.

104  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Fund 2, Janus Balanced Fund, Janus Core Equity Fund, Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Twenty Fund, Janus Venture Fund and Janus Worldwide Fund (eighteen of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                       Janus Equity Funds  October 31, 2002  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

106  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Equity Funds  October 31, 2002  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

108  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
-----------------------------------------------------------------------------------------------------------------------------------

                                       Janus Equity Funds  October 31, 2002  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Funds             Time Served      During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
William Bales**              Executive Vice President              2/97-Present     Vice President of Janus Capital. Formerly,
100 Fillmore Street          and Portfolio Manager                                  Analyst (1993-1997) for Janus Capital
Denver, CO 80206             Janus Venture Fund                                     Corporation.
Age 33

Laurence J. Chang**          Executive Vice President              9/99-Present     Vice President of Janus Capital.
100 Fillmore Street          and Co-Portfolio Manager                               Formerly, Co-Portfolio Manager
Denver, CO 80206             Janus Worldwide Fund                                   (1998-2000) of Janus Overseas Fund
Age 37                                                                              and Analyst (1993-1998) for Janus
                                                                                    Capital Corporation.

Jonathan D. Coleman**        Executive Vice President              2/02-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206             Janus Enterprise Fund                                  2000) for Janus Venture Fund and
Age 31                                                                              Analyst (1994-1997 and 2000-2002) for
                                                                                    Janus Capital Corporation.

David J. Corkins**+          Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1997)
Denver, CO 80206             Janus Growth and Income Fund                           for Janus Capital Corporation.
Age 36

David C. Decker**            Executive Vice President              9/96-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Assistant Vice President
Denver, CO 80206             Janus Special Situations Fund and                      (1996-1997) of Janus Capital
Age 36                       Janus Strategic Value Fund                             Corporation.

Helen Young Hayes**++        Executive Vice President              2/93-Present     Vice President and Managing Director
100 Fillmore Street          and Co-Portfolio Manager                               of Investments of Janus Capital and
Denver, CO 80206             Janus Worldwide Fund and                               Director of Janus Capital Group Inc.
Age 40                       Janus Overseas Fund                                    Formerly, Director (2000-2002) for
                                                                                    Janus Capital Corporation.

Warren B. Lammert III**+     Executive Vice President and          2/93-Present     Vice President of Janus Capital.
100 Fillmore Street          Portfolio Manager
Denver, CO 80206             Janus Mercury Fund
Age 40

C. Mike Lu**                 Executive Vice President              11/98-Present    Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst, (1991-1998) for
Denver, CO 80206             Janus Global Technology Fund                           Janus Capital Corporation.
Age 33

Brent A. Lynn**              Executive Vice President              1/01-Present     Vice President of Janus Capital.
100 Fillmore Street          and Co-Portfolio Manager                               Formerly, Analyst (1991-2001) for
Denver, CO 80206             Janus Overseas Fund                                    Janus Capital Corporation.
Age 38

Thomas R. Malley**           Executive Vice President              11/98-Present    Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1991-1998) for
Denver, CO 80206             Janus Global Life Sciences Fund                        Janus Capital Corporation.
Age 34
-----------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.
 +Mr. Lammert and Mr. Corkins are related by marriage.
++Ms. Young and Ms. Hayes are sisters.

110  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Karen L. Reidy**             Executive Vice President              1/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1999)
Denver, CO 80206             Janus Balanced Fund and                                for Janus Capital Corporation.
Age 35                       Janus Core Equity Fund

Blaine P. Rollins**          Executive Vice President              1/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager (1996-
Denver, CO 80206             Janus Fund                                             1999) of Janus Balanced Fund and
Age 35                                                                              Janus Equity Income Fund.

Ron Sachs**                  Executive Vice President              4/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1996-2000) for
Denver, CO 80206             Janus Orion Fund                                       Janus Capital Corporation.
Age 35

Scott W. Schoelzel**         Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager (1995-
Denver, CO 80206             Janus Twenty Fund                                      1997) of Janus Olympus Fund.
Age 44

John H. Schreiber**          Executive Vice President              9/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1997-2000) for
Denver, CO 80206             Janus Fund 2                                           Janus Capital Corporation and Analyst
Age 33                                                                              (1995-1997) for Fidelity Investments.

Jason P. Yee**               Executive Vice President              3/01-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Portfolio Manager and
Denver, CO 80206             Janus Global Value Fund                                Managing Director (1996-2000) for
Age 33                                                                              Bee & Associates and Analyst (2000-
                                                                                    2001) for Janus Capital Corporation.

Claire Young**++             Executive Vice President              8/97-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1992-1997) for
Denver, CO 80206             Janus Olympus Fund                                     Janus Capital Corporation.
Age 37
-----------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital. ++Ms. Young and Ms. Hayes are sisters.

                                       Janus Equity Funds  October 31, 2002  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
------------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

112  Janus Equity Funds  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                       Janus Equity Funds  October 31, 2002  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       [LOGO] Janus


                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)
                                                                111-02-100 12/02

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

September 30, 2002

Annual Report

[BERGER FUNDS LOGO]

BERGER GROWTH FUND
BERGER LARGE CAP GROWTH FUND
BERGER MID CAP GROWTH FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER INFORMATION TECHNOLOGY FUND
BERGER INTERNATIONAL FUND
BERGER SMALL CAP VALUE FUND
BERGER SMALL CAP VALUE FUND II
BERGER MID CAP VALUE FUND
BERGER LARGE CAP VALUE FUND
BERGER BALANCED FUND

Berger Funds are presenting a combined Annual Report which includes Berger Growth Fund, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger International Fund, Berger Small Cap Value Fund, Berger Small Cap Value Fund II, Berger Mid Cap Value Fund, Berger Large Cap Value Fund, and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 2002 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                                                                    Berger Funds

TABLE OF CONTENTS
================================================================================

A Message To Our Shareholders ........................................         4

BERGER FUNDS

Berger Growth Fund ...................................................         5

Berger Large Cap Growth Fund .........................................        10

Berger Mid Cap Growth Fund ...........................................        14

Berger Small Company Growth Fund .....................................        19

Berger Information Technology Fund ...................................        25

Berger International Fund ............................................        29

Berger Small Cap Value Fund ..........................................        31

Berger Small Cap Value Fund II .......................................        36

Berger Mid Cap Value Fund ............................................        41

Berger Large Cap Value Fund ..........................................        46

Berger Balanced Fund .................................................        49

FINANCIAL STATEMENTS AND NOTES

Statements Of Assets And Liabilities .................................        52

Statements Of Operations .............................................        54

Statements Of Changes In Net Assets ..................................        56

Berger International Fund Financial Statements .......................        60

Berger Funds Notes To Financial Statements ...........................        62

Berger International Portfolio Financial Statements ..................        70
      (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes To Financial Statements .........        75

FINANCIAL HIGHLIGHTS .................................................        78

Report Of Independent Accountants ....................................        89

Other Matters (Unaudited) ............................................        90

Fund Directors/Trustees And Officers (Unaudited) .....................        91

This material must be preceded or accompanied by a prospectus for the Berger Funds, which contains more complete information, including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (11/02) www.berger.com

                        Berger Funds o September 30, 2002 Combined Annual Report

4

A MESSAGE TO OUR
SHAREHOLDERS
================================================================================

DEAR BERGER INVESTOR:

As I am sure you aware by now, Stilwell Financial Inc., the parent company of Berger Financial Group, is in the process of consolidating all of its investment advisory operations under Janus Capital Management. The Independent Trustees of the Berger Funds are in the process of evaluating options for the future management and servicing of the Berger Funds. We anticipate a decision by early December and you will receive further information about their decision and the proxy process by mail.

As we have told you in previous communications, we do not anticipate any change in the investment manager of Berger Small Cap Value Fund, Berger Mid Cap Value Fund or Berger Small Cap Value Fund II. This is still the outcome we expect and this would be good news for our investors in these funds. The future of Berger Large Cap Value Fund and the International portfolios is being deliberated along with the future of the growth funds.

During the difficult markets of the past three years, the Berger team that manages our growth products has produced abysmal results in spite of their hard work to perform more competitively. We here at Berger are investors along with you and know exactly how painful it is to open a Berger growth fund statement. Based upon these results, I believe the transition of these products to a new manager will be a positive event for our investors.

We will remain in touch with you regarding the Trustees' decision and the next steps. In the meantime, Berger Financial Group LLC will continue to provide investment advisory and administrative services to the Berger Funds until the completion of the transaction.

We appreciate your continued patience.

Sincerely,

/s/ JACK R. THOMPSON

Jack R.Thompson
President

This material must be preceded or accompanied by a prospectus for Berger Funds that contains more complete information including risks, fees and expenses. Please read it carefully before you invest. Berger Distributors LLC (11/02)

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                          Ticker Symbol                                    BEONX
BERGER                    Fund Number                                         43
GROWTH FUND               PORTFOLIO MANAGER COMMENTARY      JAY W.TRACEY,    CFA
                                                        STEVEN L. FOSSEL,    CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Growth Fund (the "Fund") declined in value by 28.34% during the fiscal year, compared with a 22.22% decline posted by its benchmark, the Russell 3000 Growth Index.(1) Clearly, these results have been very disappointing. The effort we made during the past year to lower the Fund's risk profile did succeed in reducing the extent of the Fund's underperformance on the downside, compared with the previous year, but we remain unsatisfied nevertheless.

By mid-year 2002, many technology companies, including some in the Fund's portfolio, had announced surprising weaknesses in their businesses and little hope for improvement in the foreseeable future, which resulted in significant declines in their stock prices. Enterprise software vendors such as VeriSign and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but regrettably, not before they caused significant damage to relative performance.

The Fund's performance also suffered from some of its holdings in financial services. Concord EFS, which has a track record of consistent growth, experienced a significant decline in its stock price when the company guided earnings estimates down for this year and next. As one of the Fund's larger holdings, that decline hurt relative performance, and the stock was sold. Concerns about deteriorating credit quality and slowing growth drove Americredit Corp.'s stock price down. The Fund's position was sold immediately following the company's announcement that it would seek additional equity capital, but again, not before the decline had a negative impact on relative performance.

The Fund's single-most important disappointment was Tyco International Corp. A large position going into 2002, the stock began to decline in the wake of the Enron debacle as a result of allegations of improper accounting and its relatively large debt load, a decline that had a negative impact on Fund performance. Because of the company's long record of success and its positive cash flow characteristics, we continued to hold the Fund's position. However, after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

The Fund's largest sector, healthcare, made a positive contribution to relative performance during the fiscal year. This was largely a result of gains in healthcare services. Hospitals, HMOs and distributors were generally good performers. The Fund did particularly well with Tenet Healthcare Corp., a leading operator of hospitals and related facilities, Wellpoint Health Networks, a major managed-care company, and AmerisourceBergen Corp., the nation's largest distributor of pharmaceuticals. However, the Fund's investments in biotechnology and pharmaceuticals companies had a negative impact on performance. Amgen, Abgenix and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. The Fund maintained an overweighted position in the healthcare sector, but over the course of the year, we decreased the Fund's positions in the drug and biotechnology industries and increased its services holdings.

The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services, including Corinthian Colleges and Education Management; restaurants, including P.F. Chang's China Bistro and Brinker International; and consumer electronics, including Take-Two Interactive Software and Electronic Arts, contributed positively to performance. Positive results in retail were tougher to come by. The Fund's position in Bed Bath and Beyond, for example, did well, but Best Buy did not.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

                        Berger Funds o September 30, 2002 Combined Annual Report

6

PERFORMANCE OVERVIEW
================================================================================

BERGER GROWTH FUND - GROWTH OF $10,000

                         [GRAPH]

Berger Growth Fund                              $12,165

Russell 3000 Growth Index                       $18,486

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                 (28.34)%

Five Year                                (11.39)%

Ten Year                                   1.98%

(1) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth Index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%)
Auto/Truck - Original Equipment (0.28%)
        27,150        Superior Industries
                      International, Inc.                            $ 1,278,222
--------------------------------------------------------------------------------
Banks - Northeast (0.35%)
        91,400        Staten Islands BanCorp., Inc.                    1,590,360
--------------------------------------------------------------------------------
Banks - Southeast (0.23%)
        27,161        First BanCorp.                                   1,035,377
--------------------------------------------------------------------------------
Banks - West/Southwest (1.09%)
        66,755        Southwest Bancorp. of Texas, Inc.*               2,430,550
        63,590        UCBH Holdings, Inc.                              2,502,266
--------------------------------------------------------------------------------
                                                                       4,932,816
--------------------------------------------------------------------------------
Building - Construction Products/Miscellaneous (0.25%)
        58,197        Masco Corp.                                      1,137,751
--------------------------------------------------------------------------------
Building - Mobile/Manufactured/RV (0.55%)
        36,165        Thor Industries, Inc.                            1,257,095
        31,414        Winnebago Industries, Inc.                       1,241,796
--------------------------------------------------------------------------------
                                                                       2,498,891
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Building - Residential/Commercial (1.17%)
        36,400        Hovnanian Enterprises, Inc. -
                      Class A*                                       $ 1,230,320
        48,781        Lennar Corp.                                     2,721,004
         4,513        NVR, Inc.*                                       1,353,133
--------------------------------------------------------------------------------
                                                                       5,304,457
--------------------------------------------------------------------------------
Commercial Services - Healthcare (0.51%)
        74,122        Pediatrix Medical Group, Inc.*                   2,297,041
--------------------------------------------------------------------------------
Commercial Services - Miscellaneous (0.87%)
        32,939        FTI Consulting, Inc.*                            1,309,655
        91,361        The Corporate Executive Board Co.*               2,608,356
--------------------------------------------------------------------------------
                                                                       3,918,011
--------------------------------------------------------------------------------
Commercial Services - Schools (2.93%)
        67,485        Apollo Group, Inc. - Class A*                    2,930,873
       105,966        Career Education Corp.*                          5,087,216
        69,786        Corinthian Colleges, Inc.*                       2,633,724
       139,551        ITT Educational Services, Inc.*                  2,619,372
--------------------------------------------------------------------------------
                                                                      13,271,185
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

Berger                                                              Berger Funds
Growth Fund
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Computer - Graphics (0.53%)
        63,303        Synopsys, Inc.*                                $ 2,415,009
--------------------------------------------------------------------------------
Computer - Manufacturers (2.27%)
       438,250        Dell Computer Corp.*                            10,303,258
--------------------------------------------------------------------------------
Computer - Networking (2.23%)
       963,117        Cisco Systems, Inc.*                            10,093,466
--------------------------------------------------------------------------------
Computer - Peripheral Equipment (0.65%)
        62,174        Lexmark International, Inc.*                     2,922,178
--------------------------------------------------------------------------------
Computer - Services (0.77%)
        81,489        Affiliated Computer Services, Inc. -
                      Class A*                                         3,467,357
--------------------------------------------------------------------------------
Computer Software - Desktop (4.47%)
       463,189        Microsoft Corp.*                                20,236,727
--------------------------------------------------------------------------------
Computer Software - Educational/Entertainment (2.79%)
        84,840        Electronic Arts, Inc.*                           5,596,046
       159,081        Take-Two Interactive Software, Inc.*             4,613,349
       117,796        THQ, Inc.*                                       2,450,157
--------------------------------------------------------------------------------
                                                                      12,659,552
--------------------------------------------------------------------------------
Computer Software - Finance (1.32%)
        92,701        Fair, Isaac, and Co., Inc.                       3,031,323
       151,047        Sungard Data Systems, Inc.*                      2,937,864
--------------------------------------------------------------------------------
                                                                       5,969,187
--------------------------------------------------------------------------------
Cosmetics/Personal Care (0.26%)
        90,209        NBTY, Inc.*                                      1,170,913
--------------------------------------------------------------------------------
Diversified Operations (5.73%)
        51,446        3M Co.                                           5,657,517
        64,400        Carlisle Companies, Inc.                         2,362,192
       711,162        General Electric Co.                            17,530,143
        15,105        The Manitowoc Co., Inc.                            413,122
--------------------------------------------------------------------------------
                                                                      25,962,974
--------------------------------------------------------------------------------
Electrical - Control Instruments (0.54%)
        70,888        Roper Industries, Inc.                           2,445,636
--------------------------------------------------------------------------------
Electronics - Measuring Instruments (0.21%)
        52,404        Itron, Inc.*                                       963,710
--------------------------------------------------------------------------------
Electronics - Miscellaneous Products (0.49%)
        76,400        AMETEK, Inc.                                     2,224,768
--------------------------------------------------------------------------------
Electronics - Scientific Instruments (0.95%)
        64,529        Flir Systems, Inc.*                              2,248,836
        75,041        Varian, Inc.*                                    2,071,882
--------------------------------------------------------------------------------
                                                                       4,320,718
--------------------------------------------------------------------------------



                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Electronics - Semiconductor Equipment (0.45%)
        55,045        Cabot Microelectronics Corp.*                  $ 2,049,876
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing (2.73%)
       891,132        Intel Corp.                                     12,377,823
--------------------------------------------------------------------------------
Finance - Consumer/Commercial Loans (0.69%)
        89,729        Capital One Financial Corp.                      3,133,337
--------------------------------------------------------------------------------
Finance - Mortgage & Related Services (3.57%)
       121,500        Doral Financial Corp.                            2,933,010
       183,250        Fannie Mae                                      10,910,705
        99,681        New Century Financial Corp.                      2,332,535
--------------------------------------------------------------------------------
                                                                      16,176,250
--------------------------------------------------------------------------------
Finance - REIT (0.56%)
        74,884        Chelsea Property Group, Inc.                     2,527,335
--------------------------------------------------------------------------------
Financial Services - Miscellaneous (1.36%)
       105,031        Fiserv, Inc.*                                    2,949,271
        76,347        H&R Block, Inc.                                  3,207,337
--------------------------------------------------------------------------------
                                                                       6,156,608
--------------------------------------------------------------------------------
Household - Appliances (0.56%)
       108,739        Maytag Corp.                                     2,520,570
--------------------------------------------------------------------------------
Insurance - Brokers (1.22%)
       104,372        Brown & Brown, Inc.                              3,131,160
        58,243        Hilb, Rogal & Hamilton Co.                       2,402,524
--------------------------------------------------------------------------------
                                                                       5,533,684
--------------------------------------------------------------------------------
Internet - Content (0.59%)
       113,851        Overture Services, Inc.*                         2,683,468
--------------------------------------------------------------------------------
Internet - E*Commerce (0.67%)
        57,851        eBay, Inc.*                                      3,055,111
--------------------------------------------------------------------------------
Leisure - Gaming/Equipment (1.67%)
        62,176        Harrah's Entertainment, Inc.*                    2,997,505
        52,568        International Game Technology*                   3,634,552
        48,290        Multimedia Games, Inc.*                            950,878
--------------------------------------------------------------------------------
                                                                       7,582,935
--------------------------------------------------------------------------------
Leisure - Products (0.87%)
        84,395        Harley-Davidson, Inc.                            3,920,148
--------------------------------------------------------------------------------
Leisure - Toys/Games/Hobby (0.55%)
        96,835        Action Performance Companies, Inc.*              2,488,660
--------------------------------------------------------------------------------
Machine - Tools & Related Products (0.50%)
       101,524        Lincoln Electric Holdings, Inc.                  2,268,046
--------------------------------------------------------------------------------
Medical - Biomedical/Biotechnology (1.36%)
       183,680        Gilead Sciences, Inc.*                           6,158,790
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

8

BERGER
GROWTH FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Medical - Drug/Diversified (4.26%)
       357,315        Johnson & Johnson                              $19,323,595
--------------------------------------------------------------------------------
Medical - Ethical Drugs (5.91%)
        61,908        Forest Laboratories, Inc.*                       5,077,075
       748,486        Pfizer, Inc.                                    21,721,064
--------------------------------------------------------------------------------
                                                                      26,798,139
--------------------------------------------------------------------------------
Medical - Generic Drugs (1.36%)
        59,310        Barr Laboratories, Inc.*                         3,694,420
        88,251        Pharmaceutical Resources, Inc.*                  2,469,263
--------------------------------------------------------------------------------
                                                                       6,163,683
--------------------------------------------------------------------------------
Medical - Health Maintenance Organizations (1.42%)
        87,955        Wellpoint Health Networks, Inc.*                 6,447,102
--------------------------------------------------------------------------------
Medical - Hospitals (1.85%)
       176,151        HCA, Inc.                                        8,386,549
--------------------------------------------------------------------------------
Medical - Outpatient/Home Care (0.83%)
        49,374        Amsurg Corp.*                                    1,489,614
        95,900        Apria Healthcare Group, Inc.*                    2,259,404
--------------------------------------------------------------------------------
                                                                       3,749,018
--------------------------------------------------------------------------------
Medical - Products (2.23%)
        51,920        Bio-Rad Laboratories, Inc.*                      1,955,307
        49,600        Mentor Corp.                                     1,581,248
        74,300        Respironics, Inc.*                               2,378,343
       116,896        St. Jude Medical, Inc.*                          4,173,187
--------------------------------------------------------------------------------
                                                                      10,088,085
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Supplies (2.05%)
        81,532        AmerisourceBergen Corp.                          5,823,016
       138,026        Priority Healthcare Corp. - Class B*             3,478,255
--------------------------------------------------------------------------------
                                                                       9,301,271
--------------------------------------------------------------------------------
Medical/Dental - Services (1.72%)
       134,806        Caremark Rx, Inc.*                               2,291,702
       118,600        Covance, Inc.*                                   2,321,002
        58,713        Express Scripts, Inc. - Class A*                 3,201,033
--------------------------------------------------------------------------------
                                                                       7,813,737
--------------------------------------------------------------------------------
Medical/Dental - Supplies (0.58%)
        50,001        The Cooper Companies, Inc.                       2,625,053
--------------------------------------------------------------------------------
Pollution Control - Equipment (0.63%)
        93,500        Clarcor, Inc.                                    2,870,450
--------------------------------------------------------------------------------
Pollution Control - Services (0.95%)
        81,457        Stericycle, Inc.*                                2,763,021
        44,200        Waste Connections, Inc.*                         1,537,718
--------------------------------------------------------------------------------
                                                                       4,300,739
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Retail - Apparel/Shoe (1.53%)
        61,306        Abercrombie & Fitch Co. - Class A*             $ 1,205,889
        39,973        Christopher & Banks Corp.*                       1,004,122
        53,475        Pacific Sunwear of California, Inc.*             1,088,751
        39,666        Ross Stores, Inc.                                1,413,696
        47,600        Too, Inc.*                                       1,108,128
        46,598        Urban Outfitters, Inc.*                          1,131,865
--------------------------------------------------------------------------------
                                                                       6,952,451
--------------------------------------------------------------------------------
Retail - Department Stores (0.91%)
        67,431        Kohls Corp.*                                     4,100,479
--------------------------------------------------------------------------------
Retail - Discount & Variety (0.27%)
        40,198        Fred's, Inc.                                     1,200,232
--------------------------------------------------------------------------------
Retail - Home Furnishings (1.55%)
        95,402        Bed Bath & Beyond, Inc.*                         3,107,243
        65,938        Linens `n Things, Inc.*                          1,211,281
        52,018        Rent-A-Center, Inc.*                             2,702,335
--------------------------------------------------------------------------------
                                                                       7,020,859
--------------------------------------------------------------------------------
Retail - Mail Order & Direct (0.24%)
        61,376        J. Jill Group, Inc.*                             1,069,170
--------------------------------------------------------------------------------
Retail - Major Discount Chains (5.39%)
       173,494        Target Corp.                                     5,121,543
       392,028        Wal-Mart Stores, Inc.                           19,303,459
--------------------------------------------------------------------------------
                                                                      24,425,002
--------------------------------------------------------------------------------
Retail - Miscellaneous/Diversified (1.39%)
        86,757        Movie Gallery, Inc.                              1,302,223
        89,485        Regis Corp.                                      2,531,531
       142,720        Yankee Candle Co., Inc.*                         2,450,502
--------------------------------------------------------------------------------
                                                                       6,284,256
--------------------------------------------------------------------------------
Retail - Restaurants (2.47%)
       111,106        California Pizza Kitchen, Inc.*                  2,556,549
        84,297        P.F. Chang's China Bistro, Inc.*                 2,447,142
       106,403        Sonic Corp.*                                     2,457,909
       179,474        Starbucks Corp.*                                 3,716,907
--------------------------------------------------------------------------------
                                                                      11,178,507
--------------------------------------------------------------------------------
Retail - Super/Mini Markets (1.58%)
       322,270        Kroger Co.*                                      4,544,007
        61,536        Whole Foods Market, Inc.*                        2,636,202
--------------------------------------------------------------------------------
                                                                       7,180,209
--------------------------------------------------------------------------------
Retail/Wholesale - Auto Parts (0.27%)
        23,256        Advance Auto Parts, Inc.*                        1,226,521
--------------------------------------------------------------------------------
Retail/Wholesale - Building Products (2.82%)
       262,249        Home Depot, Inc.                                 6,844,699
       143,579        Lowe's Companies, Inc.                           5,944,170
--------------------------------------------------------------------------------
                                                                      12,788,869
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.43%) - CONTINUED
Retail/Wholesale - Food (0.66%)
        88,633        Performance Food Group Co.*                   $  3,009,977
--------------------------------------------------------------------------------
Retail/Wholesale - Office Supplies (0.64%)
       228,081        Staples, Inc.*                                   2,917,156
--------------------------------------------------------------------------------
Shoes & Related Apparel (0.35%)
        78,100        Fossil, Inc.*                                    1,565,905
--------------------------------------------------------------------------------
Telecommunications - Equipment (0.62%)
       184,600        UTStarcom, Inc.*                                 2,818,842
--------------------------------------------------------------------------------
Tobacco (1.92%)
       223,830        Philip Morris Cos., Inc.                         8,684,604
--------------------------------------------------------------------------------
Transportation - Airlines (0.44%)
       151,700        SkyWest, Inc.                                    1,987,270
--------------------------------------------------------------------------------
Transportation - Truck (0.52%)
        48,164        Landstar System, Inc.*                           2,369,669
--------------------------------------------------------------------------------
Trucks & Parts - Heavy Duty (0.28%)
        22,781        Oshkosh Truck Corp.                              1,284,848
--------------------------------------------------------------------------------
Total Common Stock
(Cost $482,696,651)                                                  436,984,452
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Par Value                                                                  Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.72%)
      $35,000,000     FHLB Discount Note;
                      1.83%, 10/01/02                                $35,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $35,000,000)                                                    35,000,000
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.57%)
      $34,284,000     State Street Repurchase Agreement,
                      1.88%, dated 9/30/02, due 10/1/02,
                      to be repurchased at $34,285,790#               34,284,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $34,284,000)                                                    34,284,000
--------------------------------------------------------------------------------
Total Investments (Cost $551,980,651) (111.72%)                      506,268,452
Total Other Assets, Less Liabilities (-11.72%)                       (53,104,097)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $453,164,355
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $34,970,376.
FHLB - Federal Home Loan Bank.
REIT - Real Estate Investment Trust.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

10

BERGER LARGE CAP
GROWTH FUND             Ticker Symbol                                      BEOOX
                        Fund Number                                           44
                        PORTFOLIO MANAGER COMMENTARY       STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. It began in 2000 when an overheated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

Against this backdrop the Berger Large Cap Growth Fund (the "Fund") declined 28.78% compared with a 22.51% decline in its benchmark, the Russell 1000 Growth Index.(1) Clearly, these results are very disappointing. We have reduced the Fund's risk profile to some extent by reducing large sector bets but were still hurt severely by individual stock selection. To this end, Tyco International was the largest cause of this underperformance. We were late in selling the stock, believing that its business was solid and the price was attractive, despite accounting and liquidity questions. We were wrong, and after Tyco's CEO was indicted for tax evasion, raising serious management and corporate governance issues, the position was sold.

The technology sector was the worst-performing major sector in the market again this year and severely hurt the Fund's performance. Capital spending in general and technology spending in particular did not rebound with the improving economy. This resulted in many stocks posting disappointing earnings results. Software stocks performed very poorly as a result of a slump in technology spending. VeriSign and Adobe were two of the Fund's worst-performing stocks in this arena. Both stocks were sold after reporting poor results and large declines. Semiconductor stocks including Analog Devices also hurt the Fund's performance and were sold after reporting disappointing earnings. Some technology companies, such as Fund holding Dell Computer Corp., are beginning to experience improvement in their results. They are outperforming their competitors, and we believe are well-positioned for the future.


Healthcare, the Fund's largest sector, was a bright spot this year. Healthcare services companies performed particularly well for the Fund. Both hospitals and managed-care companies had strong pricing momentum that resulted in better-than-expected earnings growth. The Fund's position in Wellpoint Health Networks, a leading managed-care company, and Tenet Healthcare Corp., a leading hospital company, both contributed positively to performance this period. The Fund also profited from its investment in Eli Lilly Corp., which was sold after it reached our price target. The Fund continues to maintain an overweight position in health-care services, in which we believe the underlying growth fundamentals should remain very strong.

On the consumer front, results were mixed. Economically sensitive areas such as retail weakened late in the year as investors questioned the sustainability of strong consumer spending. Best Buy, a leading electronics retailer, and Home Depot both hurt the Fund's performance as same-store sales slowed. More defensive names with less economic sensitivity performed better this year. Procter & Gamble Co., a new holding, performed well as both revenue and earnings growth increased.

Financial stocks generally declined in line with the market.
Growth was difficult to come by as loan growth slowed and fee income was pressured by the market's decline. Deteriorating credit quality was a problem for many consumer finance companies, particularly credit card issuers. These trends impacted Capital One Financial Corp., a once fast-growing card issuer, resulting in a steep price decline. We sold the stock following this decline. Fifth Third Bancorp. was able to buck these trends and continue to perform well.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the last year. In spite of the many challenges we face, we believe our nation, its economy and its markets will ultimately prevail. We believe the economy is on a bumpy road to recovery and that corporate profits will respond positively to that recovery. We also believe corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are currently or will be leaders in the growth markets of the future.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds


PERFORMANCE OVERVIEW
================================================================================
BERGER LARGE CAP GROWTH FUND - GROWTH OF $10,000

                                    [GRAPH]

                                     9/30/02
Berger Large Cap Growth Fund         $17,508

Russell 1000 Growth Index            $19,101

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002
One Year                            (28.78)%

Five Year                            (4.56)%

Ten Year                              5.76%




(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change. Past performance is no guarantee of future results.

Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.



================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%)
Aerospace/Defense (1.82%)
        37,857          Boeing Co.                                    $1,292,059
         6,011          General Dynamics Corp.                           488,875
         7,613          Lockheed Martin Corp.                            492,333
         8,873          Northrop Grumman Corp.                         1,100,607
--------------------------------------------------------------------------------
                                                                       3,373,874
--------------------------------------------------------------------------------

Beverages - Alcoholic (1.04%)
        38,319          Anheuser-Busch Companies, Inc.                 1,938,941
--------------------------------------------------------------------------------

Beverages - Soft Drinks (1.83%)
        70,752          Coca-Cola Co.                                  3,393,266
--------------------------------------------------------------------------------

Banks - Money Center (0.72%)
        45,177          Citigroup, Inc.                                1,339,498
--------------------------------------------------------------------------------
Banks - Super Regional (1.87%)
        49,002          Fifth Third Bancorp.                           3,000,393
         9,846          Wells Fargo & Co.                                474,183
--------------------------------------------------------------------------------
                                                                       3,474,576
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Building - Construction Products/Miscellaneous (0.23%)
        21,653          Masco Corp.                                   $  423,316
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.13%)
        18,371          Lennar Corp.                                   1,024,735
         3,557          NVR, Inc.*                                     1,066,495
--------------------------------------------------------------------------------
                                                                       2,091,230
--------------------------------------------------------------------------------

Computer - Manufacturers (3.24%)
       163,000          Dell Computer Corp.*                           3,832,130
        37,374          International Business
                        Machines Corp.                                 2,182,268
--------------------------------------------------------------------------------
                                                                       6,014,398
--------------------------------------------------------------------------------

Computer - Networking (1.49%)
       263,900          Cisco Systems, Inc.*                           2,765,672
--------------------------------------------------------------------------------

Computer Software - Desktop (5.00%)
       212,464          Microsoft Corp.*                               9,282,552
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

12

BERGER LARGE CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Computer Software - Educational/Entertainment (1.12%)
        31,611          Electronic Arts, Inc.*                       $ 2,085,062
--------------------------------------------------------------------------------

Computer Software - Finance (0.53%)
        30,076          Fair, Isaac, and Co., Inc.                       983,485
--------------------------------------------------------------------------------

Cosmetics/Personal Care (2.36%)
        33,148          Colgate-Palmolive Co.                          1,788,334
        46,593          Gillette Co.                                   1,379,153
        21,331          Kimberly-Clark Corp.                           1,208,188
--------------------------------------------------------------------------------
                                                                       4,375,675
--------------------------------------------------------------------------------

Diversified Operations (5.76%)
        18,051          3M Co.                                         1,985,068
       331,041          General Electric Co.                           8,160,161
         3,452          Honeywell International, Inc.                     74,770
         8,599          United Technologies Corp.                        485,758
--------------------------------------------------------------------------------
                                                                      10,705,757
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.48%)
        77,900          Applied Materials, Inc.*                         899,745
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (3.29%)
       351,902          Intel Corp.                                    4,887,919
        82,263          Texas Instruments, Inc.                        1,215,024
--------------------------------------------------------------------------------
                                                                       6,102,943
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (1.28%)
        26,037          Capital One Financial Corp.                      909,212
        79,712          MBNA Corp.                                     1,465,107
--------------------------------------------------------------------------------
                                                                       2,374,319
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (4.29%)
        25,065          Doral Financial Corp.                            605,069
        69,434          Fannie Mae                                     4,134,101
        57,707          Freddie Mac                                    3,225,821
--------------------------------------------------------------------------------
                                                                       7,964,991
--------------------------------------------------------------------------------

Finance - Savings & Loan (0.47%)
        27,736          Washington Mutual, Inc.                          872,852
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.81%)
        48,901          American Express Co.                           1,524,733
        24,200          Concord EFS, Inc.*                               384,296
        51,943          First Data Corp.                               1,451,807
--------------------------------------------------------------------------------
                                                                       3,360,836
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (1.97%)
        14,794          Kellogg Co.                                      491,901
        72,633          Pepsico, Inc.                                  2,683,789
        26,736          Sara Lee Corp.                                   489,001
--------------------------------------------------------------------------------
                                                                       3,664,691
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Insurance - Accident & Health (0.27%)
        16,438          AFLAC, Inc.                                  $   504,482
--------------------------------------------------------------------------------

Insurance - Brokers (1.36%)
        35,001          Brown & Brown, Inc.                            1,050,030
        35,265          Marsh & McLennan Companies, Inc.               1,468,435
--------------------------------------------------------------------------------
                                                                       2,518,465
--------------------------------------------------------------------------------

Insurance - Diversified (1.60%)
        54,450          American International Group, Inc.             2,978,415
--------------------------------------------------------------------------------

Insurance - Life (0.47%)
        38,442          Metlife, Inc.                                    874,940
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (0.75%)
        21,107          The Hartford Financial Services
                        Group, Inc.                                      865,387
        10,254          The Progressive Corp.                            519,160
--------------------------------------------------------------------------------
                                                                       1,384,547
--------------------------------------------------------------------------------

Internet - E*Commerce (0.25%)
         8,732          eBay, Inc.*                                      461,137
--------------------------------------------------------------------------------

Leisure - Products (0.60%)
        24,200          Harley-Davidson, Inc.                          1,124,090
--------------------------------------------------------------------------------

Leisure Services (1.00%)
        40,489          Carnival Corp.                                 1,016,274
        77,773          Cendant Corp.*                                   836,837
--------------------------------------------------------------------------------
                                                                       1,853,111
--------------------------------------------------------------------------------

Machinery - Farm (0.56%)
        22,719          Deere & Co.                                    1,032,579
--------------------------------------------------------------------------------

Media - Books (0.27%)
         8,323          McGraw-Hill Companies, Inc.                      509,534
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (0.27%)
        23,841          Comcast Corp. - Special Class A*                 497,323
--------------------------------------------------------------------------------

Media - Newspapers (0.57%)
        25,417          Tribune Co.                                    1,062,685
--------------------------------------------------------------------------------

Media - Radio/TV (1.29%)
        17,826          Clear Channel Communications, Inc.*              619,454
        43,619          Viacom, Inc. - Class B*                        1,768,750
--------------------------------------------------------------------------------
                                                                       2,388,204
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (2.02%)
        90,055          Amgen, Inc.*                                   3,755,293
--------------------------------------------------------------------------------

Medical - Drug/Diversified (6.30%)
        88,020          Abbott Laboratories                            3,556,008
       150,715          Johnson & Johnson                              8,150,667
--------------------------------------------------------------------------------
                                                                      11,706,675
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

                                                                              13
                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Medical - Ethical Drugs (10.45%)
        14,095          Forest Laboratories, Inc.*                 $   1,155,931
        73,276          Merck & Co., Inc.                              3,349,446
       317,654          Pfizer, Inc.                                   9,218,319
        96,330          Pharmacia Corp.                                3,745,310
        61,107          Wyeth                                          1,943,203
--------------------------------------------------------------------------------
                                                                      19,412,209
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.50%)
        31,144          UnitedHealth Group, Inc.                       2,716,380
        26,420          Wellpoint Health Networks, Inc.*               1,936,586
--------------------------------------------------------------------------------
                                                                       4,652,966
--------------------------------------------------------------------------------

Medical - Hospitals (2.33%)
        55,381          HCA, Inc.                                      2,636,689
        34,138          Tenet Healthcare Corp. *                       1,689,831
--------------------------------------------------------------------------------
                                                                       4,326,520
--------------------------------------------------------------------------------

Medical - Products (3.38%)
        41,941          Baxter International, Inc.                     1,281,298
        17,408          Boston Scientific Corp.*                         549,396
        29,384          Guidant Corp.*                                   949,397
        70,100          Medtronic, Inc.                                2,952,612
         9,529          Stryker Corp.*                                   548,870
--------------------------------------------------------------------------------
                                                                       6,281,573
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.51%)
        45,195          Cardinal Health, Inc.                          2,811,129
--------------------------------------------------------------------------------

Metal Products - Fasteners (0.25%)
         7,891          Illinois Tool Works, Inc.                        460,282
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (0.28%)
        11,822          Anadarko Petroleum Corp.                         526,552
--------------------------------------------------------------------------------

Pollution Control - Services (0.25%)
        20,005          Waste Management, Inc.                           466,517
--------------------------------------------------------------------------------

Real Estate (0.45%)
        49,257          The TJX Companies, Inc.                          837,369
--------------------------------------------------------------------------------

Retail - Department Stores (0.73%)
        22,389          Kohls Corp.*                                   1,361,475
--------------------------------------------------------------------------------

Retail - Drug Stores (1.05%)
        63,299          Walgreen Co.                                   1,947,077
--------------------------------------------------------------------------------

Retail - Home Furnishings (0.86%)
        15,303          Bed Bath & Beyond, Inc.*                         498,419
        20,984          Rent-A-Center, Inc.*                           1,090,119
--------------------------------------------------------------------------------
                                                                       1,588,538
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (98.68%) - CONTINUED
Retail - Major Discount Chains (5.44%)
        15,700          Costco Wholesale Corp.*                      $   508,209
        57,274          Target Corp.                                   1,690,728
       160,557          Wal-Mart Stores, Inc.                          7,905,827
--------------------------------------------------------------------------------
                                                                       10,104,76
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.22%)
        29,100          Kroger Co.*                                      410,310
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (2.41%)
        95,098          Home Depot, Inc.                               2,482,058
        48,225          Lowe's Companies, Inc.                         1,996,515
--------------------------------------------------------------------------------
                                                                       4,478,573
--------------------------------------------------------------------------------

Retail/Wholesale - Food (1.35%)
        31,800          Performance Food Group Co.*                    1,079,928
        50,333          Sysco Corp.                                    1,428,954
--------------------------------------------------------------------------------
                                                                       2,508,882
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (2.01%)
        41,800          Procter & Gamble Co.                           3,736,084
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.24%)
        70,300          Motorola, Inc.                                   715,654
        57,704          QUALCOMM, Inc.*                                1,593,784
--------------------------------------------------------------------------------
                                                                       2,309,438
--------------------------------------------------------------------------------

Tobacco (1.55%)
        74,223          Philip Morris Cos., Inc.                       2,879,852
--------------------------------------------------------------------------------

Transportation - Air Freight (0.57%)
        21,200          FedEx Corp.                                    1,061,484
--------------------------------------------------------------------------------

Transportation - Rail (0.54%)
        17,326          Union Pacific Corp.                            1,002,656
--------------------------------------------------------------------------------
Total Common Stock
(Cost $215,690,088)                                                  183,303,409
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.86%)
   $1,592,000           State Street Repurchase Agreement,
                        1.88%, dated 9/30/02, due 10/1/02,
                        to be repurchased at $1,592,083#               1,592,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,592,000)                                                      1,592,000
--------------------------------------------------------------------------------
Total Investments (Cost $217,282,088) (99.54%)                       184,895,409
Total Other Assets, Less Liabilities (0.46%)                             863,182
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $185,758,591
--------------------------------------------------------------------------------


* Non-income producing security
# - The repurchase agreement is fully collateralized by Sallie Mae Agency Note with a value of $1,625,000.



See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

14

                        Ticker Symbol                                     BEMGX
BERGER MID CAP          Fund Number                                         215
GROWTH FUND             PORTFOLIO MANAGER COMMENTARY          JAY W.TRACEY, CFA
                                                          STEVEN L. FOSSEL, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Mid Cap Growth Fund (the "Fund") declined by 28.62% this period, significantly worse than the 15.50% decline posted by its benchmark, the Russell Midcap Growth Index.1 Clearly, these results are very disappointing. Changes in portfolio managers and risk profile were made during the year; however, we remain unsatisfied by results for the year as a whole. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

The consumer sector was a significant source of the Fund's underperformance. The shares of consumer electronics retailer Best Buy declined when it became apparent that the company's revenues were slowing and that earnings expectations for this year were too high. The Fund's position was sold, but not before it had an adverse impact on relative performance. Another disappointment was Univision Communications, a leading Spanish-language media company. Concerns about advertising revenue growth, underperformance in their radio stations, and uncertainties surrounding their proposed acquisition of Hispanic Broadcasting Corp. resulted in poor stock performance. Cable T.V. stocks in general performed poorly primarily because of concerns about debt on their balance sheets. These concerns caused a significant decline in the value of the Fund's cable holdings, including Charter Communications and Cox Communications.

The Fund's performance also suffered from its financial services holdings, including NextCard, a provider of Internet-based consumer credit, which collapsed late last year when the company reported that its losses caused by fraud were much higher than previously disclosed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect, and we sold the position. On the positive side, securities broker Legg Mason performed well for the Fund, as did asset manager John Nuveen Co.

The Fund's wireless services stocks, including Alamosa Holdings and Intrado, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt, because these companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions but did not sell out of them entirely because we believed the price weakness was overdone. Later in the period, when the companies' subscriber-growth problems worsened, with negative cash flow implications, we sold the remaining positions.

The Fund's largest sector, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceuticals holdings. A tougher regulatory environment, disappointing product news and uncertainties about future growth all caused valuations to contract in these areas. Invitrogen, Cell Therapeutics and King Pharmaceuticals are examples of Fund holdings that suffered significant price declines during the year. On the other hand, hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Triad Hospitals, a major facilities operator, Wellpoint Health Networks, a large managed-care provider, and AmerisourceBergen Corp., one of the nation's largest distributors of pharmaceuticals.

The Fund was moderately underweighted in technology over the fiscal year. Enterprise software vendors such as VeriSign, Amdocs and Advent Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Those stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor and components manufacturers such as Fund holdings Amkor Technology and Atmel also hurt performance.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence.In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment and that we believe are now or will be leaders in the growth markets of the future.

Berger Funds - September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP GROWTH FUND -
GROWTH OF $10,000

                                     [GRAPH]

                                        9/30/02
Berger Mid Cap Growth Fund               $9,810

Russell Midcap Growth Index              $8,357


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                                 (28.62)%

Life of Fund (12/31/97)                   (0.40)%

(1) Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.


================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%)
Aerospace/Defense Equipment (0.89%)
     11,701      Alliant Techsystems, Inc.*                         $   810,294
--------------------------------------------------------------------------------

Beverages - Alcoholic (0.62%)
     24,528      Constellation Brands, Inc. - Class A*                  566,597
--------------------------------------------------------------------------------

Beverages - Soft Drinks (0.52%)
     20,200      Pepsi Bottling Group, Inc.                             472,680
--------------------------------------------------------------------------------

Banks - Northeast (0.85%)
     18,750      Commerce Bancorp., Inc.                                778,312
--------------------------------------------------------------------------------

Building - Heavy Construction (1.27%)
     21,287      Fluor Corp.                                            520,255
     20,523      Jacobs Engineering Group, Inc.*                        633,750
--------------------------------------------------------------------------------
                                                                      1,154,005
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.65%)
     15,832      The Valspar Corp.                                      590,534
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Building - Residential/Commercial (1.35%)
      9,655      Lennar Corp.                                       $   538,556
      2,292      NVR, Inc.*                                             687,210
--------------------------------------------------------------------------------
                                                                      1,225,766
--------------------------------------------------------------------------------

Chemicals - Specialty (1.21%)
     10,275      OM Group, Inc.                                         439,770
     13,500      Sigma-Aldrich Corp.                                    665,145
--------------------------------------------------------------------------------
                                                                      1,104,915
--------------------------------------------------------------------------------

Commercial Services - Advertising (0.67%)
     21,608      Catalina Marketing Corp.*                              606,753
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.11%)
      9,905      ChoicePoint, Inc.*                                     353,014
     26,480      Cintas Corp.                                         1,110,042
      9,536      Moody's Corp.                                          462,496
--------------------------------------------------------------------------------
                                                                      1,925,552
--------------------------------------------------------------------------------

                        Berger Funds o September 30, 2002 Combined Annual Report

16

BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Commercial Services - Schools (3.77%)
     14,908      Apollo Group, Inc. - Class A*                      $   647,454
     27,859      Career Education Corp.*                              1,337,455
     35,492      Devry, Inc.*                                           660,861
     17,792      Education Management Corp.*                            787,652
--------------------------------------------------------------------------------
                                                                      3,433,422
--------------------------------------------------------------------------------
Computer - Graphics (1.50%)
     43,027      Autodesk, Inc.                                         545,152
     21,630      Synopsys, Inc.*                                        825,185
--------------------------------------------------------------------------------
                                                                      1,370,337
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.34%)
     47,656      Henry (Jack) & Associates, Inc.                        592,364
     28,085      The Reynolds & Reynolds Co. - Class A                  630,227
--------------------------------------------------------------------------------
                                                                      1,222,591
--------------------------------------------------------------------------------

Computer - Networking (0.29%)
     10,200      QLogic Corp.*                                          265,608
--------------------------------------------------------------------------------

Computer - Peripheral Equipment (2.08%)
     26,331      Lexmark International, Inc.*                         1,237,557
     12,485      Zebra Technologies Corp. - Class A*                    657,836
--------------------------------------------------------------------------------
                                                                      1,895,393
--------------------------------------------------------------------------------

Computer - Services (1.07%)
     22,820      Affiliated Computer Services, Inc. -
                 Class A*                                               970,991
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (3.33%)
     44,092      Activision, Inc.*                                    1,055,122
     29,937      Electronic Arts, Inc.*                               1,974,644
--------------------------------------------------------------------------------
                                                                      3,029,766
--------------------------------------------------------------------------------

Computer Software - Enterprise (0.69%)
     104,118     Citrix Systems, Inc.*                                  627,832
--------------------------------------------------------------------------------

Computer Software - Finance (3.12%)
     21,077      Fair, Isaac, and Co., Inc.                             689,218
     33,293      Intuit, Inc.*                                        1,515,830
     32,780      Sungard Data Systems, Inc.*                            637,571
--------------------------------------------------------------------------------
                                                                      2,842,619
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.57%)
     33,373      Dial Corp.                                             716,185
     22,339      International Flavors & Fragrances, Inc.               711,497
--------------------------------------------------------------------------------
                                                                      1,427,682
--------------------------------------------------------------------------------

Diversified Operations (0.75%)
     6,805       SPX Corp.*                                             686,624
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.67%)
     23,502      Mettler Toledo International, Inc.*                    611,052
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Electronics - Scientific Instruments (0.46%)
     17,146      Waters Corp.*                                      $   415,791
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.68%)
     22,200      KLA-Tencor Corp.*                                      620,268
--------------------------------------------------------------------------------

Finance - Investment Brokers (0.18%)
     5,700       Investment Technology Group, Inc.*                     166,782
--------------------------------------------------------------------------------

Finance - Investment Management (0.71%)
     28,326      The John Nuveen Co. - Class A                          644,417
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.65%)
     24,529      Doral Financial Corp.                                  592,130
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (2.98%)
     22,267      Fiserv, Inc.*                                          625,257
     31,730      H&R Block, Inc.                                      1,332,977
     28,022      Investors Financial Services Corp.                     758,556
--------------------------------------------------------------------------------
                                                                      2,716,790
--------------------------------------------------------------------------------

Household - Appliances (0.23%)
     9,000       Maytag Corp.                                           208,620
--------------------------------------------------------------------------------

Insurance - Brokers (0.89%)
     27,132      Brown & Brown, Inc.                                    813,960
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (0.63%)
     10,646      Ambac Financial Group, Inc.                            573,713
--------------------------------------------------------------------------------

Internet - E*Commerce (0.69%)
     12,364      Hotels.com - Class A*                                  625,371
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (2.65%)
     23,493      Harrah's Entertainment, Inc.*                        1,132,598
     18,503      International Game Technology*                       1,279,297
--------------------------------------------------------------------------------
                                                                      2,411,895
--------------------------------------------------------------------------------

Leisure - Toys/Games/Hobby (1.45%)
     73,213      Mattel, Inc.                                         1,318,566
--------------------------------------------------------------------------------

Machinery - Farm (0.73%)
     28,705      Agco Corp.*                                            665,956
--------------------------------------------------------------------------------

Machinery - General Industrial (0.70%)
     25,667      Graco, Inc.                                            636,542
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (1.91%)
     52,007      Gilead Sciences, Inc.*                               1,743,795
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.57%)
     28,767      King Pharmaceuticals, Inc.*                            522,696
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Medical - Generic Drugs (3.03%)
     48,526      Andrx Group*                                       $ 1,074,851
     11,219      Barr Laboratories, Inc.*                               698,832
     30,045      Mylan Laboratories, Inc.                               983,673
--------------------------------------------------------------------------------
                                                                      2,757,356
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (4.40%)
     18,765      Coventry Health Care, Inc.*                            609,863
     33,077      Mid Atlantic Medical Services, Inc.*                 1,197,387
     30,000      Wellpoint Health Networks, Inc.*                     2,199,000
--------------------------------------------------------------------------------
                                                                      4,006,250
--------------------------------------------------------------------------------

Medical - Hospitals (0.85%)
     20,478      Triad Hospitals, Inc.*                                 777,140
--------------------------------------------------------------------------------

Medical - Outpatient/Home Care (1.01%)
     29,533      Lincare Holdings, Inc.*                                 916,704
--------------------------------------------------------------------------------

Medical - Products (3.00%)
     18,988      Charles River Laboratories
                 International, Inc.*                                   745,279
     14,968      Diagnostic Products Corp.                              688,528
     36,290      St. Jude Medical, Inc.*                              1,295,553
--------------------------------------------------------------------------------
                                                                      2,729,360
--------------------------------------------------------------------------------

Medical - Wholesale Drugs/Supplies (1.83%)
     23,305      AmerisourceBergen Corp.                              1,664,443
--------------------------------------------------------------------------------

Medical/Dental - Services (4.55%)
     23,643      Accredo Health, Inc.*                                1,126,731
     56,847      Caremark Rx, Inc.*                                     966,399
     17,300      Express Scripts, Inc. - Class A*                       943,196
     32,690      Laboratory Corp. of America Holdings*                1,104,268
--------------------------------------------------------------------------------
                                                                      4,140,594
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.66%)
     32,191      Apogent Technologies, Inc.*                            600,684
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.96%)
     34,893      ENSCO International, Inc.                              873,721
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (1.64%)
     33,560      National-Oilwell, Inc.*                                650,393
     28,802      Smith International, Inc.*                             844,186
--------------------------------------------------------------------------------
                                                                      1,494,579
--------------------------------------------------------------------------------

Pollution Control - Equipment (0.66%)
     17,419      Donaldson Co., Inc.                                    597,994
--------------------------------------------------------------------------------

Retail - Apparel/shoe (1.60%)
     34,448      Abercrombie & Fitch Co. - Class A*                     677,592
     22,002      Ross Stores, Inc.                                      784,151
--------------------------------------------------------------------------------
                                                                      1,461,743
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Retail - Discount & Variety (0.95%)
     28,157      99 Cents Only Stores*                              $   582,850
     12,700      Dollar Tree Stores, Inc.*                              279,908
--------------------------------------------------------------------------------
                                                                        862,758
--------------------------------------------------------------------------------

Retail - Home Furnishings (3.92%)
     47,366      Bed Bath & Beyond, Inc.*                             1,542,711
     30,336      Pier 1 Imports, Inc.                                   578,507
     13,034      Rent-A-Center, Inc.*                                   677,116
     32,603      Williams-Sonoma, Inc.*                                 770,409
--------------------------------------------------------------------------------
                                                                      3,568,743
--------------------------------------------------------------------------------

Retail - Major Discount Chains (0.66%)
     37,722      Big Lots, Inc.*                                        597,139
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.34%)
     18,885      Michaels Stores, Inc.*                                 863,045
     71,409      PETsMART, Inc.*                                      1,271,794
--------------------------------------------------------------------------------
                                                                      2,134,839
--------------------------------------------------------------------------------

Retail - Restaurants (4.41%)
     22,154      Krispy Kreme Doughnuts, Inc.*                          692,534
     22,292      Outback Steakhouse, Inc.*                              612,584
     70,000      Starbucks Corp.*                                     1,449,700
     45,626      Yum! Brands, Inc.*                                   1,264,297
--------------------------------------------------------------------------------
                                                                      4,019,115
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.81%)
     17,321      Whole Foods Market, Inc.*                              742,032
--------------------------------------------------------------------------------

Retail/Wholesale - Auto Parts (2.20%)
     13,102      Advance Auto Parts, Inc.*                              690,999
     16,672      Autozone, Inc.*                                      1,314,754
--------------------------------------------------------------------------------
                                                                      2,005,753
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (0.79%)
     22,791      Fastenal Co.                                           719,740
--------------------------------------------------------------------------------

Retail/Wholesale - Food (0.75%)
     20,025      Performance Food Group Co.*                            680,049
--------------------------------------------------------------------------------

Retail/Wholesale - Office Supplies (0.78%)
     55,400      Staples, Inc.*                                         708,566
--------------------------------------------------------------------------------

Soap & Cleaning Preparations (0.71%)
     19,496      Church & Dwight, Inc.                                  646,292
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.27%)
     75,655      UTStarcom, Inc.*                                     1,155,252
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.59%)
     15,592      Columbia Sportswear Co.*                               541,354
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

18


BERGER MID CAP
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                          Value
--------------------------------------------------------------------------------
COMMON STOCK (91.32%) - CONTINUED
Transportation - Airlines (0.52%)
     35,990      SkyWest, Inc.                                      $   471,469
--------------------------------------------------------------------------------
Total Common Stock
(Cost $86,734,833)                                                   83,170,286
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.00%)
Telecommunications - Equipment (0.00%)
    425,071      Cidera, Inc. - Series D*@o                                  --
    173,950      LuxN, Inc. - Series E*@o                                 3,409
--------------------------------------------------------------------------------
Total Preferred Stock - Convertible
(Cost $2,487,485)                                                         3,409
--------------------------------------------------------------------------------

CORPORATE DEBT - CONVERTIBLE (0.05%)
Computer - Services (0.05%)
 $2,000,000      Kestrel Solutions, Inc.;
                 5.50%, 07/15/05@o                                       47,800
--------------------------------------------------------------------------------
Total Corporate Debt - Convertible
(Cost $2,170,000)                                                        47,800
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.38%)
 $7,627,000      State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $7,627,398#                     7,627,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $7,627,000)                                                     7,627,000
--------------------------------------------------------------------------------
Total Investments (Cost $99,019,318) (99.75%)                        90,848,495
Total Other Assets, Less Liabilities (0.25%)                            226,029
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $91,074,524
--------------------------------------------------------------------------------


* Non-income producing security
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.
# - The repurchase agreement is fully collateralized by Fannie Mae Agency Note with a value of $7,784,358.
o Schedule of Restricted Securities and/or Illiquid Securities


                                                                     Fair Value
                                Date                      Fair        as a %
                              Acquired        Cost        Value    of Net Assets
--------------------------------------------------------------------------------
Cidera, Inc. -
Series D -
  Preferred Stock             9/1/2000             --         --         --
Kestrel Solutions, Inc. -
  Corp. Debt -
  Convertible                 8/8/2000     $2,170,000    $47,800        0.05%
LuxN, Inc. -
Series E -
  Preferred Stock            12/20/2000     2,487,485      3,409          --
--------------------------------------------------------------------------------
                                                         $51,209        0.05%
--------------------------------------------------------------------------------

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                        Ticker Symbol - Investor Shares                   BESCX
                                      - Institutional Shares              BSGIX
BERGER SMALL COMPANY    Fund Number   - Investor Shares                     345
GROWTH FUND                           - Institutional Shares                915
                        PORTFOLIO MANAGER COMMENTARY          JAY W.TRACEY, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929 - 32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Small Company Growth Fund (the "Fund") declined by 34.15% (Investor Shares); and 33.47% (Institutional Shares) during the fiscal year, significantly worse than the 18.16% decline posted by its benchmark, the Russell 2000 Growth Index.1 Clearly, these results are very disappointing. The effort we made during the past year to lower the Fund's risk profile did not improve the Fund's downside relative performance until late in the fiscal year, and we remain unsatisfied. In general, the Fund's underperformance had more to do with declines in specific Fund holdings than with the Fund's sector weightings.

The financial services sector was a source of underperformance for the year. This was largely the result of poor performance by specific Fund holdings. NextCard, for example, a provider of Internet-based consumer credit, collapsed late last year when the company reported that its losses caused by fraud were much larger than previously disclosed. The integrity and credibility of management, as well as the viability of the company, in our opinion, became suspect, and we sold the position. The Fund did have a few successes, including Investors Financial Services, which is a leading provider of asset administration services to the financial services industry. Unfortunately, the losers hurt more than the winners helped.

The Fund also suffered from its holdings in the technology sector,one of the worst-performing sectors in the market this past fiscal year. Enterprise software vendors such as SeeBeyond and JDA Software hurt performance when their stock prices collapsed in the wake of negative earnings news and diminished outlooks. Both stocks were sold, but, regrettably, not before they caused significant damage to relative performance. Semiconductor equipment and components manufacturers such as Fund holdings ChipPAC and RF Micro Devices also hurt performance.

The Fund's wireless services stocks, including Airgate PCS and UbiquiTel, were significant underperformers. The stocks first declined early in 2002 when investors became concerned about debt. These companies had been financing the build-out of their networks with a significant amount of debt. We reduced the Fund's positions, but did not sell out of them entirely because we believed the price weakness was overdone. Later, when the companies developed subscriber-growth problems, which had negative cash flow implications, we sold the remaining positions.

One of the Fund's largest sectors, healthcare, made a modestly negative contribution to relative performance during the fiscal year. This was largely a result of weakness in the Fund's biotechnology and specialty pharmaceutical holdings. Icos Corp., Celgene and First Horizon Pharmaceutical are examples of Fund holdings that suffered significant price declines during the year. On the other hand, thanks to strong operating trends, services companies such as hospitals, HMOs and distributors were generally good performers. The Fund benefited from its holdings in Mid Atlantic Medical Services, for example, a well-run managed-care company, and Priority Healthcare, a national distributor of specialty pharmaceuticals and related medical supplies. Throughout the year, we significantly decreased the Fund's positions in the biotechnology area, increased holdings in health care services and broadened diversification in the sector. The Fund posted mixed results in the consumer sector. Thanks to strong operating trends, the Fund's holdings in education services (e.g., Corinthian Colleges and Strayer Education), restaurants (e.g., P.F. Chang's China Bistro and Panera Bread) and consumer electronics (e.g., Take-Two Interactive Software and Harmon International) contributed positively to performance. Good results in retail were tougher to come by. Broadcasters such as Fund holdings Radio One and Cumulus Media suffered from concerns about advertising trends.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime,we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.


                        Berger Funds o September 30, 2002 Combined Annual Report

20


PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                                            9/30/02
Berger Small Company Growth Fund - Investor Shares          $13,504

Russell 2000 Growth Index                                   $10,755



AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                    (34.15)%
Five Year                    (9.58)%
Life of Fund (12/30/93)       3.49%


BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                                             9/30/02
Berger Small Company Growth Fund - Institutional Shares     $345,682

Russell 2000 Growth Index                                   $268,869


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                    (33.47)%
Five Year                    (9.15)%
Life of Fund (12/30/93)       3.77%

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%)
Aerospace/Defense Equipment (0.05%)
     50,919      Orbital Sciences Corp.*                            $   173,125
--------------------------------------------------------------------------------

Auto/Truck - Original Equipment (0.67%)
     46,300      Superior Industries International, Inc.              2,179,804
--------------------------------------------------------------------------------

Banks - Northeast (0.67%)
     37,197      Chittenden Corp.                                     1,101,031
     62,259      Staten Islands BanCorp., Inc.                        1,083,307
--------------------------------------------------------------------------------
                                                                      2,184,338
--------------------------------------------------------------------------------

Banks - Southeast (1.95%)
     46,880      First BanCorp.                                       1,787,066
     76,130      R&G Financial Corp.                                  1,661,157
    100,030      United Bankshares, Inc.                              2,901,870
--------------------------------------------------------------------------------
                                                                      6,350,093
--------------------------------------------------------------------------------

Banks - West/Southwest (3.56%)
     56,100      Cathay Bancorp., Inc.                                2,187,900
     61,600      East West Bancorp., Inc.                             2,079,616
     98,330      Pacific Capital Bancorp.                             2,670,446
     63,061      Southwest Bancorp. of Texas, Inc.*                   2,296,051
     60,420      UCBH Holdings, Inc.                                  2,377,527
--------------------------------------------------------------------------------
                                                                     11,611,540
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (1.62%)
     35,106      American Woodmark Corp.                              1,781,278
     98,737      Insituform Technologies, Inc. - Class A*             1,416,876
     65,943      Simpson Manufacturing Co., Inc.*                     2,069,951
--------------------------------------------------------------------------------
                                                                      5,268,105
--------------------------------------------------------------------------------

Building - Maintenance & Services (0.20%)

     45,660      ABM Industries, Inc.                                   643,806
--------------------------------------------------------------------------------

Building - Mobile/Manufactured/RV (1.92%)
     100,590     Monaco Coach Corp.*                                  2,014,818
     72,250      Thor Industries, Inc.                                2,511,410
     43,755      Winnebago Industries, Inc.                           1,729,635
--------------------------------------------------------------------------------
                                                                      6,255,863
--------------------------------------------------------------------------------

Building - Paint & Allied Products (0.67%)
     75,387      WD-40 Co.                                            2,178,684
--------------------------------------------------------------------------------

Building - Residential/Commercial (0.51%)
     49,259      Hovnanian Enterprises, Inc. - Class A*               1,664,954
--------------------------------------------------------------------------------

Chemicals - Specialty (0.66%)
    162,780      Airgas, Inc.*                                        2,137,301
--------------------------------------------------------------------------------

Commercial Services - Healthcare (0.82%)
     27,426      NDCHealth Corp.                                        426,474
     72,299      Pediatrix Medical Group, Inc.*                       2,240,546
--------------------------------------------------------------------------------
                                                                      2,667,020
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Commercial Services - Miscellaneous (2.42%)
     25,150      Factset Research Systems, Inc.                     $   667,732
     64,874      FTI Consulting, Inc.*                                2,579,390
    146,870      PRG-Shultz International, Inc.*                      1,818,251
     99,378      The Corporate Executive Board Co.*                   2,837,242
--------------------------------------------------------------------------------
                                                                      7,902,615
--------------------------------------------------------------------------------

Commercial Services - Schools (2.70%)
     93,903      Corinthian Colleges, Inc.*                           3,543,899
    169,730      ITT Educational Services, Inc.*                      3,185,832
     34,612      Strayer Education, Inc.                              2,059,068
--------------------------------------------------------------------------------
                                                                      8,788,799
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.76%)
    123,612      Armor Holdings, Inc.*                                1,852,944
     60,450      InVision Technologies, Inc.*                         1,935,004
     97,560      Kroll, Inc.*                                         1,934,615
--------------------------------------------------------------------------------
                                                                      5,722,563
--------------------------------------------------------------------------------

Computer - Graphics (1.72%)
     23,400      Ansys, Inc.*                                           403,182
    156,880      Intergraph Corp.*                                    2,681,079
    233,219      Pinnacle Systems, Inc.*                              2,518,765
--------------------------------------------------------------------------------
                                                                      5,603,026

Computer - Integrated Systems (0.76%)
     25,310      Kronos, Inc.*                                          623,385
     80,070      MICROS Systems, Inc.*                                1,856,824
--------------------------------------------------------------------------------
                                                                      2,480,209
--------------------------------------------------------------------------------

Computer - Networking (0.26%)
     17,607      Black Box Corp.*                                       584,552
     30,217      Echelon Corp.*                                         262,888
--------------------------------------------------------------------------------
                                                                        847,440
--------------------------------------------------------------------------------

Computer - Peripheral Equipment (0.08%)
     16,477      Planar Systems, Inc.*                                  262,643
--------------------------------------------------------------------------------

Computer - Services (1.47%)
     79,555      CACI International, Inc.*                            2,820,225
     34,404      Cognizant Technology Solutions Corp.*                1,977,198
--------------------------------------------------------------------------------
                                                                      4,797,423
--------------------------------------------------------------------------------

Computer Software - Desktop (0.81%)
     73,284      Borland Software Corp.*                                570,882
     439,014     Red Hat, Inc.*                                       2,085,317
--------------------------------------------------------------------------------
                                                                      2,656,199
--------------------------------------------------------------------------------

Computer Software - Educational/Entertainment (1.84%)
    169,400      Take-Two Interactive Software, Inc.*                 4,912,600
     51,800      THQ, Inc.*                                           1,077,440
--------------------------------------------------------------------------------
                                                                      5,990,040
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

22

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Computer Software - Enterprise (0.99%)
    225,940      HPL Technologies, Inc.*                            $    11,297
    136,808      Progress Software Corp.*                             1,655,377
    118,620      TALX Corp.                                           1,562,225
--------------------------------------------------------------------------------
                                                                      3,228,899
--------------------------------------------------------------------------------

Computer Software - Finance (0.73%)
     18,053      Barra, Inc.*                                           493,208
    120,588      Digital Insight Corp.*                               1,895,643
--------------------------------------------------------------------------------
                                                                      2,388,851
--------------------------------------------------------------------------------

Containers (0.61%)
     72,960      Jarden Corp.*                                        1,980,864
--------------------------------------------------------------------------------

Cosmetics/Personal Care (1.85%)
     48,660      Chattem, Inc.*                                       1,986,788
    143,793      NBTY, Inc.*                                          1,866,433
    204,300      Perrigo Co.*                                         2,171,709
--------------------------------------------------------------------------------
                                                                      6,024,930
--------------------------------------------------------------------------------

Diversified Operations (1.12%)
     52,020      Carlisle Companies, Inc.                             1,908,094
     63,760      The Manitowoc Co., Inc.                              1,743,836
--------------------------------------------------------------------------------
                                                                      3,651,930
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.83%)
     78,820      Roper Industries, Inc.                               2,719,290
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.17%)
     29,290      Itron, Inc.*                                           538,643
--------------------------------------------------------------------------------

Electronics - Military Systems (1.79%)
     55,740      DRS Technologies, Inc.*                              2,074,643
     38,720      Engineered Support Systems, Inc.                     2,208,589
     84,260      Herley Industries, Inc.*                             1,564,708
--------------------------------------------------------------------------------
                                                                      5,847,940
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.06%)
     90,230      AMETEK, Inc.                                         2,627,497
     51,049      Plantronics, Inc.*                                    832,099
--------------------------------------------------------------------------------
                                                                      3,459,596
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.50%)
     33,840      FEI Co.*                                               488,988
     51,369      Flir Systems, Inc.*                                  1,790,210
     94,726      Varian, Inc.*                                        2,615,385
--------------------------------------------------------------------------------
                                                                      4,894,583
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.35%)
     30,910      Cabot Microelectronics Corp.*                        1,151,088
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Electronics - Semiconductor Manufacturing (1.09%)
     36,607      ESS Technology, Inc.*                               $  225,133
     43,820      Exar Corp.*                                            506,121
    221,970      Genesis Microchip, Inc.*                             1,702,510
    100,430      Rambus, Inc.*                                          435,866
     36,660      Silicon Laboratories, Inc.*                            671,978
--------------------------------------------------------------------------------
                                                                      3,541,608
--------------------------------------------------------------------------------

Energy - Other (0.54%)
    126,350      Headwaters, Inc.*                                    1,746,157
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.56%)
    130,254      American Home Mortgage
                 Holdings, Inc.                                       1,436,702
     16,264      New Century Financial Corp.                            380,577
--------------------------------------------------------------------------------
                                                                      1,817,279
--------------------------------------------------------------------------------

Finance - Reit (4.85%)
     55,620      Alexandria Real Estate Equities, Inc.                2,362,738
     85,650      Chelsea Property Group, Inc.                         2,890,687
    101,360      Federal Realty Investment Trust                      2,736,720
     73,100      Shurgard Storage
                 Centers, Inc. - Class A                              2,311,422
     94,010      The Macerich Co.                                     2,912,430
    102,714      Washington Real Estate
                 Investment Trust                                     2,606,881
--------------------------------------------------------------------------------
                                                                     15,820,878
--------------------------------------------------------------------------------

Food - Miscellaneous Preparation (0.19%)
     17,260      American Italian Pasta Co. - Class A*                  616,009
--------------------------------------------------------------------------------

Funeral Services & Related (0.68%)
     94,520      Matthews International Corp. -
                 Class A                                              2,208,932
--------------------------------------------------------------------------------

Insurance - Brokers (1.09%)
     85,740      Hilb, Rogal & Hamilton Co.                           3,536,775
--------------------------------------------------------------------------------

Internet - Content (0.58%)
     37,620      Alloy, Inc.*                                           312,622
     67,210      Overture Services, Inc.*                             1,584,140
--------------------------------------------------------------------------------
                                                                      1,896,762
--------------------------------------------------------------------------------

Internet - Software (0.21%)
     37,167      Filenet Corp.*                                         384,679
     26,405      Websense, Inc.*                                        306,562
--------------------------------------------------------------------------------
                                                                        691,241
--------------------------------------------------------------------------------

Leisure - Gaming/Equipment (0.08%)
     13,410      Multimedia Games, Inc.*                                264,056
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Leisure - Toys/Games/Hobby (0.15%)
     18,871      Action Performance Companies, Inc.*                $   484,985
--------------------------------------------------------------------------------

Machine - Tools & Related Products (0.63%)
     91,818      Lincoln Electric Holdings, Inc.                      2,051,214
--------------------------------------------------------------------------------

Machinery - General Industrial (1.06%)
     55,000      Idex Corp.                                           1,570,250
    129,557      Paxar Corp.*                                         1,883,759
--------------------------------------------------------------------------------
                                                                      3,454,009
--------------------------------------------------------------------------------

Medical - Biomedical/Biotechnology (2.31%)
     56,560      Enzon, Inc.*                                         1,088,214
     71,461      Neurocrine Biosciences, Inc.*                        2,929,901
     60,610      Scios, Inc.*                                         1,542,525
     59,816      Techne Corp.*                                        1,961,367
--------------------------------------------------------------------------------
                                                                      7,522,007
--------------------------------------------------------------------------------

Medical - Ethical Drugs (0.54%)
    143,160      Noven Pharmaceuticals, Inc.*                         1,752,278
--------------------------------------------------------------------------------

Medical - Generic Drugs (0.71%)
     82,668      Pharmaceutical Resources, Inc.*                      2,313,051
--------------------------------------------------------------------------------

Medical - Genetics (0.69%)
     69,430      Transkaryotic Therapies, Inc.*                       2,264,668
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.62%)
    112,703      Sierra Health Services, Inc.*                        2,021,892
--------------------------------------------------------------------------------

Medical - Hospitals (0.33%)
     62,275      Province Healthcare Co.*                             1,068,016
--------------------------------------------------------------------------------

Medical - Outpatient/Home Care (1.62%)
     84,470      Amsurg Corp.*                                        2,548,460
    115,294      Apria Healthcare Group, Inc.*                        2,716,327
--------------------------------------------------------------------------------
                                                                      5,264,787
--------------------------------------------------------------------------------

Medical - Products (5.18%)
     91,080      American Medical Systems
                 Holdings, Inc.*                                      1,889,910
     88,507      Bio-Rad Laboratories, Inc.*                          3,333,174
     86,027      Biosite, Inc.*                                       2,493,923
     70,540      Mentor Corp.                                         2,248,815
     86,047      ResMed, Inc.*                                        2,460,944
    139,070      Respironics, Inc.*                                   4,451,631
--------------------------------------------------------------------------------
                                                                     16,878,397
--------------------------------------------------------------------------------

Medical - Systems/Equipment (0.40%)
     32,396      IDEXX Laboratories, Inc.*                            1,002,592
     15,310      Ventana Medical Systems, Inc.*                         286,756
--------------------------------------------------------------------------------
                                                                      1,289,348
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Medical - Wholesale Drugs/Supplies (1.20%)
    155,284      Priority Healthcare Corp. - Class B*               $ 3,913,157
--------------------------------------------------------------------------------

Medical/Dental - Services (2.84%)
    101,326      Albany Molecular Research, Inc.*                     1,725,582
    118,390      American Healthways, Inc.*                           1,914,366
    159,521      Covance, Inc.*                                       3,121,826
     52,685      DIANON Systems, Inc.*                                2,492,527
--------------------------------------------------------------------------------
                                                                      9,254,301
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.59%)
     76,480      Invacare Corp.                                       2,619,440
     48,760      The Cooper Companies, Inc.                           2,559,900
--------------------------------------------------------------------------------
                                                                      5,179,340
--------------------------------------------------------------------------------

Office Supplies Manufacturing (0.65%)
     78,580      John H. Harland Co.                                  2,133,447
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.45%)
     50,154      Atwood Oceanics, Inc.*                               1,467,005
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.88%)
    116,180      Cal Dive International, Inc.*                        2,342,189
    252,650      Key Energy Services, Inc.*                           1,990,882
     69,900      Oceaneering International, Inc.*                     1,778,955
--------------------------------------------------------------------------------
                                                                      6,112,026
--------------------------------------------------------------------------------

Oil & Gas - Machinery & Equipment (0.54%)
     71,381      Hydril Co.*                                          1,775,959
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (1.67%)
     68,503      Evergreen Resources, Inc.*                           2,807,253
     92,230      Patina Oil & Gas Corp.                               2,628,555
--------------------------------------------------------------------------------
                                                                      5,435,808
--------------------------------------------------------------------------------

Paper & Paper Products (0.50%)
     86,566      Albany International Corp. - Class A                 1,643,023
--------------------------------------------------------------------------------

Pollution Control - Equipment (1.36%)
     82,690      Clarcor, Inc.                                        2,538,583
     61,325      Cuno, Inc.*                                          1,891,876
--------------------------------------------------------------------------------
                                                                      4,430,459
--------------------------------------------------------------------------------

Pollution Control - Services (1.80%)
     89,405      Stericycle, Inc.*                                    3,032,617
     81,620      Waste Connections, Inc.*                             2,839,560
--------------------------------------------------------------------------------
                                                                      5,872,177
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (3.07%)
     65,710      AnnTaylor Stores Corp.*                              1,513,301
     66,178      Christopher & Banks Corp.*                           1,662,391
    100,314      Gymboree Corp.*                                      1,636,121
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

24

BERGER SMALL COMPANY
GROWTH FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Retail - Apparel/Shoe (3.07%) - Continued
     98,162      Hot Topic, Inc.*                                   $ 1,769,861
     32,877      Pacific Sunwear of California, Inc.*                   669,376
     96,010      The Cato Corp.                                       1,822,270
     30,334      Too, Inc.*                                             706,176
      9,813      Urban Outfitters, Inc.*                                238,358
--------------------------------------------------------------------------------
                                                                     10,017,854
--------------------------------------------------------------------------------

Retail - Consumer Electronics (0.46%)
     54,303      Electronics Boutique Holdings Corp.*                 1,490,617
--------------------------------------------------------------------------------

Retail - Discount & Variety (0.79%)
     86,530      Fred's, Inc.                                         2,583,613
--------------------------------------------------------------------------------

Retail - Home Furnishings (0.82%)
     71,204      Cost Plus, Inc.*                                     1,911,827
     41,391      Linens `n Things, Inc.*                                760,353
--------------------------------------------------------------------------------
                                                                      2,672,180
--------------------------------------------------------------------------------

Retail - Mail Order & Direct (0.12%)
     21,893      J. Jill Group, Inc.*                                   381,376
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.95%)
     70,521      Hancock Fabrics, Inc.                                1,138,914
    134,669      Hollywood Entertainment Corp.*                       1,955,394
    111,810      Movie Gallery, Inc.*                                 1,678,268
    101,990      Regis Corp.                                          2,885,297
     69,130      Sharper Image Corp.*                                 1,321,766
     36,305      Yankee Candle Co., Inc.*                               623,357
--------------------------------------------------------------------------------
                                                                      9,602,996
--------------------------------------------------------------------------------

Retail - Restaurants (2.61%)
     86,850      California Pizza Kitchen, Inc.*                      1,998,419
     76,018      Jack in the Box, Inc.*                               1,733,210
     19,476      P.F. Chang's China Bistro, Inc.*                       565,388
     29,523      Panera Bread Co.*                                      797,121
    188,220      Ryan's Family Steak Houses, Inc.                     2,290,638
     47,813      Sonic Corp.*                                         1,104,480
--------------------------------------------------------------------------------
                                                                      8,489,256
--------------------------------------------------------------------------------

Retail/Wholesale - Building Products (0.40%)
     40,897      Tractor Supply Co.*                                  1,299,707
--------------------------------------------------------------------------------

Retail/Wholesale - Jewelry (0.35%)
    107,510      Whitehall Jewellers, Inc.*                           1,131,005
--------------------------------------------------------------------------------

Retail/Wholesale Computers/Cellular (0.16%)
     50,334      Insight Enterprises, Inc.*                             510,890
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.55%)
     89,623      Fossil, Inc.*                                        1,796,941
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.57%)
     91,694      Inter-Tel, Inc.                                      1,865,973
--------------------------------------------------------------------------------

                                                             September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Valuec                                                          Value
--------------------------------------------------------------------------------
COMMON STOCK (92.16%) - CONTINUED
Telecommunications - Services (0.06%)
     20,511      Intrado, Inc.*                                    $    198,136
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (0.48%)
     69,943      Quicksilver, Inc.*                                   1,580,012
--------------------------------------------------------------------------------

Transportation - Truck (1.31%)
    112,308      Knight Transportation, Inc.*                         1,740,774
     51,650      Landstar System, Inc.*                               2,541,180
--------------------------------------------------------------------------------
                                                                      4,281,954
--------------------------------------------------------------------------------

Trucks & Parts - Heavy Duty (0.75%)
     43,090      Oshkosh Truck Corp.                                  2,430,276
--------------------------------------------------------------------------------

Total Common Stock
(Cost $294,033,812)                                                 300,306,041
--------------------------------------------------------------------------------

PREFERRED STOCK - CONVERTIBLE (0.00%)
Computer - peripheral equipment (0.00%)
    665,000      Candescent Technologies Corp. -
                 Series E*@o                                              6,650
--------------------------------------------------------------------------------

Telecommunications - Equipment (0.00%)
    644,462      Cidera, Inc. - Series D*@o                                  --
--------------------------------------------------------------------------------

Total Preferred Stock - Convertible
(Cost $3,657,500)                                                         6,650
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (6.59%)
$21,477,000      State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $21,478,121#                   21,477,000
--------------------------------------------------------------------------------

Total Repurchase Agreement
(Cost $21,477,000)                                                   21,477,000
--------------------------------------------------------------------------------
Total Investments (Cost $319,168,312) (98.75%)                      321,789,691
Total Other Assets, Less Liabilities (1.25%)                          4,079,135
--------------------------------------------------------------------------------
Net Assets (100.00%)                                               $325,868,826
--------------------------------------------------------------------------------

* Non-income producing security
@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $21,907,202. FHLB - Federal Home Loan Bank.
REIT - Real Estate Investment Trust.
o SCHEDULE OF RESTRICTED SECURITIES AND/OR ILLIQUID SECURITIES

                                                                     Fair Value
                                Date                      Fair        as a %
                              Acquired        Cost        Value    of Net Assets
--------------------------------------------------------------------------------
Candescent
Technologies Corp. -
Series E -
  Preferred Stock             5/1/1996     $ 3,657,500    $6,650       0.00%
Cidera, Inc. -
Series D -
  Preferred Stock             9/1/2000              --        --         --
--------------------------------------------------------------------------------
                                                          $6,650       0.00%
--------------------------------------------------------------------------------

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                         Ticker Symbol - Investor Shares                 BINVX
                                       - Institutional Shares            BINFX
                         Fund Number   - Investor Shares                   912
BERGER INFORMATION                     - Institutional Shares              913
TECHNOLOGY FUND          PORTFOLIO MANAGER COMMENTARY  WILLIAM F. K. SCHAFF, CFA
================================================================================

MARKET CONDITIONS

After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long -- and as ugly -- as 1929-32. It began in 2000 when an over-heated economy started to run out of gas. It continued as the recession of 2001 unfolded and collapsed in the aftermath of the 9/11 terrorist attacks. Investors saw some relief in December of 2001, when the market rallied as the news of the economy improved. Despite this positive news, the bear market resumed early in 2002 as the Enron debacle and many other corporate scandals and bankruptcies brought about a new crisis of confidence. The market crisis worsened through the third quarter of 2002 as tensions in the Middle East, the prospect of war with Iraq, and concerns about a possible slump back into recession further undermined what little investor confidence was left.

FUND PERFORMANCE

The Berger Information Technology Fund (the "Fund") declined in value by 34.67% (Investor Shares); and 34.32% (Institutional Shares) this fiscal year, compared with a 28.74% decline posted by its benchmark, the Nasdaq-100 Index.(1) Clearly, these results have been very disappointing. The decline was primarily driven by the significant decline in IT spending and its correlating negative impact on those technology companies that derive most of their sales and profits from IT budgets -- the heart and soul of the Fund's investments.

Many technology investors fully expected a technology recovery to start by mid-year 2002 as long as the economy continued to recover. In anticipation of that recovery, we remained fully committed to those companies that directly benefit from the IT capital spending cycle. The economic recovery started to materialize, but the recovery in IT-related technology companies did not. Instead, despite the improvement in the economy, IT spending has actually declined. This has had a dramatic negative impact on those technology companies that are dependent on IT budgets to grow sales and profits. In addition, we are seeing much of the allocated budget for the year being held back with the possibility of further reduction before year-end.

The major misses this period included StorageNetworks and VeriSign. The fast-growing need for storage but the limited availability and high cost of talent to run in-house storage services seemed to make a compelling proposition for StorageNetworks services. It also appealed to our sense of allowing businesses to focus on their core competencies.

Unfortunately, no one could account for the collapse of so many smaller enterprises. These were the businesses most likely to adopt these services. As of September 30, 2002, the company still had significant cash on the balance sheet, and they hope to reach cash flow break-even by year-end 2002.

Verisign, a leading security infrastructure company, is known widely for its digital certificates for e-commerce applications and as the distributor of domain names used on the Web. Unfortunately, with the significant downturn in technology, the domain name business has come under heavy pressure as well as other competitive threats. Meanwhile e-commerce has fallen off, along with pricing. The company has been slow to respond to the declines in business but we believe the worst may be over. The company hopes to shift its revenue model away from certificate fees to a per-transaction fee. Registrar revenue for domain names will likely decline but more slowly. In our opinion, most of the bad news seems to be priced into the stock today as it currently trades at very low multiples of earnings and cash flow.

On the other side of the coin, we were pleased with Symantec and Intuit. Symantec is a leading anti-virus and firewall security software company. The company is widely represented throughout the FORTUNE 1000. It has been one of the few companies continuing to put up impressive sales and profits in a very tough market. It doesn't hurt that anti-virus and firewall software has become highly recommended as part of homeland security. Intuit, a leading consumer and small-business financial applications company, has done well by focusing on the more mundane businesses such as filing tax returns and bookkeeping. Its leading products include Quicken and TurboTax. Revenue and operating profits continued to grow in high double digits last year. Their balance sheets remain very solid with high cash levels. And they remain market leaders in all their spaces. Not bad in a weak economic climate.

OUTLOOK

It is difficult to imagine a period of greater uncertainty than we have experienced in the past few months. However, despite the many challenges we face, we believe our nation will ultimately prevail. We believe that the economy is on the bumpy road to recovery, that corporate profits will respond positively to that recovery, and that corporations are taking the necessary steps to restore accountability and investor confidence. In the meantime, we will continue to seek out and invest in those companies that are succeeding in this tough environment, that we believe are now or will be leaders in the growth markets of the future.

                        Berger Funds o September 30, 2002 Combined Annual Report

26

                                                                    Berger Funds
PERFORMANCE OVERVIEW
================================================================================

BERGER INFORMATION TECHNOLOGY FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

                             9/30/02
Berger Information Technology Fund  -

Investor Shares              $11,598

Nasdaq-100 Index             $ 9,942

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                    (34.67)%

Five Year                                    (3.10)%

Life of Fund (4/8/97)                         2.74%

--------------------------------------------------------------------------------

BERGER INFORMATION TECHNOLOGY FUND -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                          [GRAPH]

                             9/30/02
Berger Information Technology Fund  -

Institutional Shares         $294,403

Nasdaq-100 Index             $248,543

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                                    (34.32)%

Five Year                                    (2.80)%

Life of Fund (4/8/97)                         3.03%

(1) The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Nasdaq-100 Index is calculated under a modified capitalization-weighted methodology. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return for that prior period. The Fund's performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown. As a sector fund, Berger Information Technology Fund may be subject to greater risk and market fluctuation than funds that have securities representing a broader range of investment alternatives. Please visit our web site at www.berger.com for more current performance information.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER INFORMATION
TECHNOLOGY FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%)
Commercial Services - Miscellaneous (8.03%)
          19,200      Accenture Ltd. - Class A*                    $     274,176
          35,980      Automatic Data Processing, Inc.                  1,251,025
--------------------------------------------------------------------------------
                                                                       1,525,201
--------------------------------------------------------------------------------

Commercial Services - Security/Safety (1.56%)
          50,000      Identix, Inc.*                                     297,500
--------------------------------------------------------------------------------

Computer - Integrated Systems (2.15%)
          16,200      NCR Corp.*                                         320,760
          27,130      Wind River Systems, Inc.*                           87,359
--------------------------------------------------------------------------------
                                                                         408,119
--------------------------------------------------------------------------------

Computer - Manufacturers (3.21%)
           6,800      Dell Computer Corp.*                               159,868
           6,400      International Business Machines Corp.              373,696
          29,720      Sun Microsystems, Inc.*                             76,975
--------------------------------------------------------------------------------
                                                                         610,539
--------------------------------------------------------------------------------

Computer - Memory Devices (1.16%)
          30,000      Network Appliance, Inc.*                           219,900
--------------------------------------------------------------------------------

Computer - Networking (2.89%)
          10,600      Brocade Communications Systems, Inc.*               79,818
          31,200      Cisco Systems, Inc.*                               326,976
           5,500      QLogic Corp.*                                      143,220
--------------------------------------------------------------------------------
                                                                         550,014
--------------------------------------------------------------------------------

Computer - Services (5.45%)
          12,000      American Management Systems, Inc.*                 152,760
           7,800      Cognizant Technology Solutions Corp.*              448,266
           9,455      Electronic Data Systems Corp.                      132,181
          22,000      Gartner, Inc. - Class A*                           178,200
          98,800      StorageNetworks, Inc.*                             123,500
--------------------------------------------------------------------------------
                                                                       1,034,907
--------------------------------------------------------------------------------

Computer Software - Desktop (4.85%)
          15,000      Borland Software Corp.*                            116,850
          18,400      Microsoft Corp.*                                   803,896
--------------------------------------------------------------------------------
                                                                         920,746
--------------------------------------------------------------------------------

Computer Software - Enterprise (14.67%)
          41,600      Actuate Corp.*                                      40,352
          74,700      Brio Technology, Inc.*                              81,423
           3,100      Business Objects SA*                                32,922
           8,800      Citrix Systems, Inc.*                               53,064
           8,000      Computer Associates International, Inc.             76,800
          22,000      Documentum, Inc.*                                  254,100
          13,593      Hyperion Solutions Corp.*                          249,431
          32,300      i2 Technologies, Inc.*                              16,796
          13,500      Informatica Corp.*                                  41,850
          16,000      IONA Technologies PLC - ADR*                        33,357
           7,500      Manugistics Group, Inc.*                            20,925
          22,400      Mercury Interactive Corp.*                         384,384
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%) CONTINUED
Computer Software - Enterprise (14.67%) (Continued)
         20,000         Oracle Corp.*                             $      157,200
         15,100         Peoplesoft, Inc.*                                186,787
         92,400         Rational Software Corp.*                         399,168
         25,400         SAP AG - Spon. ADR                               285,750
         25,000         Serena Software, Inc.*                           300,000
         30,000         Siebel Systems, Inc.*                            172,500
--------------------------------------------------------------------------------
                                                                       2,786,809
--------------------------------------------------------------------------------

Computer Software - Finance (7.82%)
         20,000         Intuit, Inc.*                                    910,600
         29,600         Sungard Data Systems, Inc.*                      575,720
--------------------------------------------------------------------------------
                                                                       1,486,320
--------------------------------------------------------------------------------

Computer Software - Security (13.56%)
         42,050         Check Point Software Techologies Ltd.*           577,767
         25,600         Internet Security Systems, Inc.*                 315,392
         50,000         Symantec Corp.*                                1,683,500
--------------------------------------------------------------------------------
                                                                       2,576,659
--------------------------------------------------------------------------------

Diversified Operations (1.82%)
          7,000         Hitachi Ltd. - Spon. ADR                         346,920
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (1.07%)
         15,200         Plexus Corp.*                                    140,600
         30,000         Solectron Corp.*                                  63,300
--------------------------------------------------------------------------------
                                                                         203,900
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (13.73%)
         25,200         Analog Devices, Inc.*                            496,440
         15,000         Cree, Inc.*                                      187,500
         18,500         Intel Corp.                                      256,965
         27,000         Marvell Technology Group Ltd.*                   427,950
         26,000         RF Micro Devices, Inc.*                          156,000
         23,840         Texas Instruments, Inc.                          352,117
         16,800         TriQuint Semiconductor, Inc.*                     59,304
         40,000         Vitesse Semiconductor Corp.*                      27,200
         40,700         Xilinx, Inc.*                                    644,606
--------------------------------------------------------------------------------
                                                                       2,608,082
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (11.17%)
         14,000         Concord EFS, Inc.*                               222,320
         52,300         First Data Corp.                               1,461,785
         15,600         Fiserv, Inc.*                                    438,048
--------------------------------------------------------------------------------
                                                                       2,122,153
--------------------------------------------------------------------------------

Internet - Content (0.41%)
            8,069       Yahoo!, Inc.*                                     77,220
--------------------------------------------------------------------------------

Internet - Security/Solutions (3.49%)
         48,000         Network Associates, Inc.*                        510,240
         30,300         VeriSign, Inc.*                                  153,015
--------------------------------------------------------------------------------
                                                                         663,255
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

28

BERGER INFORMATION
TECHNOLOGY FUND

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (100.04%) - CONTINUED
Internet - Software (1.62%)
     80,200     Interwoven, Inc.*                                       $161,042
     30,270     Webmethods, Inc.*                                        146,204
--------------------------------------------------------------------------------
                                                                         307,246

--------------------------------------------------------------------------------

Telecommunications - Equipment (1.38%)
      9,500     QUALCOMM, Inc.*                                          262,390
--------------------------------------------------------------------------------
Total Common Stock

(Cost $43,714,126)                                                    19,007,880
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (0.62%)
   $117,000     State Street Repurchase Agreement,
                1.88%, dated 9/30/02, due 10/1/02,
                to be repurchased at $117,006#                           117,000
--------------------------------------------------------------------------------
Total Repurchase Agreement

(Cost $117,000)                                                          117,000
--------------------------------------------------------------------------------
Total Investments (Cost $43,831,126) (100.66%)                        19,124,880
Total Other Assets, Less Liabilities (-0.66%)                           (124,575)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                 $19,000,305
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $120,806.

ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                      Ticker Symbol                                        BBINX
BERGER                Fund Number                                            349
INTERNATIONAL FUND    PORTFOLIO MANAGER COMMENTARY         BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
================================================================================

MARKET CONDITIONS

For the better part of the previous 12 months, global equity markets had been in recovery mode fueled by optimism that the economy would recover quickly from the shallow recession of 2001. However, the combination of corporate scandals, weaker-than-expected economic and corporate data and fears about the prospect of military conflict with Iraq caused markets to close the year under review at or near five-year lows. The TMT (technology, media and telecommunications) sectors led the Fund lower for most of the period; however, of late, traditional defensive sectors such as financials and healthcare have added to the decline. Energy and consumer stocks remain the best-performing sectors in the portfolio.

FUND PERFORMANCE

The Berger International Fund (the "Fund") declined in value by 19.17% during the fiscal year, compared with a 15.26% decline posted by its benchmark, the MSCI EAFE Index.(1)

The Fund's overweight position in financials and underexposure to the Japanese market hurt performance this period. The Japanese market has been one of the best-performing markets year-to-date as investors have anticipated a cyclical recovery. However, we continue to feel that, absent meaningful reform, investment opportunities in Japan will be limited. During the third quarter, financial sectors led the downturn as falls in equity markets caused concerns as to the solvency of many insurance companies. Banks were hurt as many reported a rise in provisions for bad loans. We believe that banks and insurance companies offer a high degree of earnings visibility and reliability in the current market as well as opportunity for growth as the global economy recovers.

Within the financial sector, we were particularly disappointed with ING Groep and Swiss Re. Netherlands-based ING, Europe's seventh-largest financial services group, could not escape the fallout from the sentiment surrounding the insurance sector as two-thirds of its profits are generated from its insurance activities. ING still possesses a healthy balance sheet, and we have taken advantage of price weakness to increase our position. Swiss Re was strongly impacted by the negative sentiment surrounding the insurance sector. However, the world's number-two reinsurer has strong reserves -- predominantly invested in fixed-income securities -- and its recent operating results indicated that the company is beginning to benefit from the rise in premiums post 9/11.

In technology, we were pleased with the performance of Canon. As one of the world's largest makers of copy machines it is highly sensitive to the yen exchange rate as 70% of its revenue is derived outside of Japan. The company continues with its cost-reduction efforts, as it plans to move 80% of its laser printer production to lower-cost areas such as China and continues to introduce technologically improved products.

Results in the healthcare sector were disappointing. GlaxoSmithKline and Aventis in particular hurt Fund performance this period. GlaxoSmithKline, the UK-based pharmaceutical company fell as it lost a key court case clearing the way for generic competition for its antibiotic Augmentin. Aventis also slumped as worries grew about the strength of its new drugs pipeline.

The consumer sector posted mixed results. We were once again pleased with Diageo, one of the world's top spirits makers. U.K.-quoted Diageo's recent results revealed good growth despite disappointments related to a new ready-to-drink product based upon its popular Captain Morgan brand rum. On the flip side,Vivendi Universal and Koninklijke Ahold hurt relative performance. The deterioration of the telecommunications sector along with adverse information emerging in relation to short-term debt refinancing prompted us to sell Vivendi in June, unfortunately not before it hurt short-term performance. Shares of Koninklijke Ahold, a global supermarket chain store, fell as fears grew about its performance in its key U.S. market.

The Fund's energy holdings performed well this period, particularly, ENI, an Italian integrated energy company with activities in oil, natural gas, power generation and petrochemicals as well as oilfield services and engineering. While it remains a regional player, the company offers a rare combination of cost cutting and growth as it increases its exposure to the higher-margin upstream production.

OUTLOOK

The apparent inability of the world's major economies to move the pace of growth up a notch has been an obstacle for equity markets as earnings have begun to reflect the economic reality. Resulting downgrades and large-scale job cuts have put pressure on consumers even as the threat of a war involving Iraq has risen. Oil prices already include a "war premium" and are likely to spike higher in the event of conflict, but we believe this should be temporary unless there is a serious disruption to supply.

Despite the diffident economic data of recent months, the U.S. economy is, in our opinion, in reasonable shape. Productivity is up, reducing unit labor costs, and earnings are rising on a year-on-year basis. This should lead to increased job opportunities as uncertainty diminishes and consumer confidence strengthens. Interest rates remain very accommodating, and the consensus expectation is that the Federal Reserve will lower rates before year-end. There is less consensus about how the European Central Bank will react to sluggish growth, given its focus on inflation.

While the global economic outlook is undoubtedly weaker than at the beginning of the year, we are cautiously optimistic that conditions may exist to allow markets to regain an upward trend.

Berger Funds o September 30, 2002 Combined Annual Report

30

PERFORMANCE OVERVIEW
================================================================================

BERGER INTERNATIONAL FUND - GROWTH OF $10,000

                                     [GRAPH]

Berger International Fund  $14,108

MSCI EAFE Index            $13,770

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (19.17)%

Five Year                   (5.56)%

Ten Year                     3.50%

(1)The Morgan Stanley Capital International (MSCI) EAFE Index represents major overseas markets.The Index is unmanaged and includes reinvestment of gross dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

Foreign investing involves special risks, such as currency fluctuations and political and economic uncertainty, which are discussed further in the prospectus. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares.Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund, net of fee waivers. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Please visit our web site at www.berger.com for more current performance information.

The financial statements of the Berger International Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with this Fund's financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL CAP             Ticker Symbol -- Investor Shares              BSCVX
VALUE FUND                                 -- Shares Institutional         BSVIX
                             Fund Number   -- Investor Shares                120
                                           -- Shares Institutional           403
                             PORTFOLIO MANAGER COMMENTARY      ROBERT H. PERKINS
                                                               THOMAS M. PERKINS
================================================================================

MARKET CONDITIONS

The market's performance in the most recent six months was the inverse image of the previous six month's rally. Most of the major averages were down in the past six months, with the decline accelerating and broadening as the period drew to a close. The reasons continue to be a slow economic recovery, weak pricing power leading to disappointing earnings, suspect business practices and geopolitical turmoil. This has led to the highest level of redemption activity from equity mutual funds in recent years, which contributed to the acceleration. In our view, stock valuations have become more reasonable, setting the stage for short-term rallies. However the intermediate term is still clouded by the uncertainty created by the aforementioned factors and the fact that stock valuations still are not unusually low.

FUND PERFORMANCE

The Berger Small Cap Value Fund (the "Fund") posted losses of 2.52% (Investor Shares); and 2.13% (Institutional Shares) for the year ended September 30, 2002, compared with a 1.46% decline in its benchmark, the Russell 2000 Value Index.1 No one sector represented in the Fund was immune to weakness. Once again, the Fund's overweighted position in technology was the cause of most of the trouble. We were, however, rewarded for the Fund's underweighting in consumer stocks late in the year as that sector was particularly weak and also for maintaining a larger-than-normal cash position reflecting our cautious view on the market environment in general.

Performance for technology this fiscal year has been a tale of two halves. After fueling the Fund's outperformance in the first half of the fiscal year, the sector has given back all of those gains (and more) in the second half of the period. With the exception of HNC Software, which was acquired in July, and Asyst Technologies, which was sold for a modest gain, the unanticipated broad-based sell-off in the sector has been very disappointing. We still believe this sector offers the most potential reward and will work to maintain the Fund's current weighting. Most importantly, we are confident that the companies the Fund owns have the products and financial strength to survive. However, we will continue to be extremely cautious in our additions.

The largest sector in the Fund continues to be financials. That weighting is however, at historically low levels, primarily because, we believe, the risk/reward ratio in smaller banks and thrifts remains unfavorable as a result of what we believe are high price-to-earnings ratios. The Fund has been underweighted compared with the benchmark all year and will continue that way until we see what are, in our opinion, unjustifiably high price-to-earnings ratios come down, resulting in more favorable risk/reward ratios. We sold into the relative strength of companies such as Downey Financial early in the third quarter in order to make small additions to the Fund's holdings in Greater Bay Bancorp. and Horace Mann Educators Corp. as their prices dipped to attractive levels.

We have maintained the Fund's energy holdings at relatively high levels. We have been rewarded for this as the political uncertainties in the Middle East and the threat of war in that region have resulted in the current premium price for oil. While we recognize that these prices are vulnerable, we like the long-term prospects for natural gas and feel that the shares of these types of safer energy producers are still undervalued even if prices weaken somewhat. Profits were taken in Pogo Producing Co. and put toward stocks trading nearer to their lows such as Noble Energy and Key Energy Services.

As stated earlier, the Fund benefited from its relative underexposure to consumer stocks in the second half of the fiscal year. Because we considered the consumer's spending levels to be uncertain in early summer, that we began to trim those positions that performed well and that we believed were vulnerable to earnings disappointments. After selling out of AnnTaylor Stores and paring back La-Z-Boy at higher prices, we initiated a position in Furniture Brands and Casey's General Stores, a company that is, in our opinion, less prone to a fall-off in discretionary spending.

Healthcare was, for the most part, a mixed bag. Shares in companies such as rural hospital manager LifePoint Hospitals and long-term care provider Manor Care held up nicely. However, we were reminded all too well of how large potential legal risks can be when an acceleration of claims at Beverly Enterprises resulted in the Fund's market value in Beverly stock to be cut more than half before we sold out of the position. After a very thorough review of the remainder of the Fund's holdings in this area, we are satisfied with the risk/reward characteristics and continue to overweight the sector.

OUTLOOK

We reduced the Fund's cash level at the end of the third calendar quarter as stocks appeared to be in a mini free fall. However, as has been the case for more than a year, we remain somewhat cautious in terms of the Fund's positioning. The economic recovery has been fueled by the consumer, and the sustainability of that strength is questionable. Thus a strong rebound in earnings is unlikely. The uncertainty regarding terrorism and geopolitics remains high. Although we have probably passed the peak of corporate governance and accounting surprises, more are likely to come. Furthermore, the trend in equity mutual fund redemptions is worrisome as an indication that investors are still overweighted in equities. In summary, this is the most difficult environment for stocks that we have faced since the 1970s. However, even during that period with much higher interest rates, there were money-making opportunities for disciplined value investors.

Berger Funds o September 30, 2002 Combined Annual Report

32

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                                     [GRAPH]

Berger Small Cap Value Fund -
Investor Shares                 $42,791

Russell 2000 Value Index        $30,231

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (2.52)%

Five Year                   6.87%

Ten Year                   15.65%

BERGER SMALL CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $250,000

                                     [GRAPH]

Berger Small Cap Value Fund -
Institutional Shares             $1,089,977

Russell 2000 Value Index         $  755,781

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30,2002

One Year                   (2.13)%

Five Year                  7.23%

Ten Year                   15.86%

(1)Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore does not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return. Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at www.berger.com for more current performance information.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                              33
                                                                    Berger Funds

BERGER SMALL CAP
VALUE FUND

================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%)
Banks - Northeast (2.83%)
  2,000,000     Seacoast Financial Services Corp.##                  $40,140,000
  1,650,000     Susquehanna Bancshares, Inc.                          35,722,500
--------------------------------------------------------------------------------
                                                                      75,862,500

--------------------------------------------------------------------------------

Banks - Southeast (1.80%)
  1,725,000     F.N.B. Corp.##                                        48,334,500
--------------------------------------------------------------------------------

Banks - West/Southwest (1.69%)
  2,500,000     Greater Bay Bancorp.##                                45,475,000
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.82%)
  1,164,420     Tecumseh Products Co. - Class A##                     48,859,063
--------------------------------------------------------------------------------

Building - Cement/Concrete/AG (0.41%)
    450,000     Texas Industries, Inc.                                10,926,000
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.74%)
  2,000,000     Standard Pacific Corp.##                              46,760,000
--------------------------------------------------------------------------------

Building Products - Wood (1.56%)
  1,000,000     Rayonier, Inc.##                                      41,910,000
--------------------------------------------------------------------------------

Chemicals - Plastics (0.96%)
  3,000,000     PolyOne Corp.                                         25,770,000
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.92%)
  3,500,000     Spherion Corp.*##                                     24,675,000
--------------------------------------------------------------------------------

Computer - Memory Devices (0.98%)
  5,500,000     Advanced Digital

                Information Corp.*##                                  26,400,000
--------------------------------------------------------------------------------

Computer - Networking (0.57%)
  2,800,000     Foundry Networks, Inc.*                               15,344,000
--------------------------------------------------------------------------------

Computer - Services (0.14%)
  2,140,630     Covansys Corp.*##                                      3,639,071
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.24%)
  2,400,000     Captaris, Inc.*##                                      5,517,600
  4,500,000     Informatica Corp.*##                                  13,950,000
  5,800,000     Micromuse, Inc.*##                                    14,616,000
  2,161,900     Progress Software Corp.*##                            26,158,990
--------------------------------------------------------------------------------
                                                                      60,242,590

--------------------------------------------------------------------------------

Computer Software - Finance (0.69%)
  3,000,000     Transaction Systems

                Architects, Inc. - Class A##                          18,600,000
--------------------------------------------------------------------------------

Diversified Operations (3.69%)
    106,010     Carlisle Companies, Inc.                               3,888,447
  2,200,000     Federal Signal Corp.##                                40,524,000
  2,000,000     The Manitowoc Co., Inc.##                             54,700,000
--------------------------------------------------------------------------------
                                                                      99,112,447

--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Electrical - Equipment (2.30%)
  2,175,000     A.O. Smith Corp.##                                   $61,813,500
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.97%)
  1,000,000     Mettler Toledo International, Inc.*                   26,000,000
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (1.35%)
  3,200,000     Newport Corp.*##                                      36,096,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.61%)
  2,700,000     Asyst Technologies, Inc.*##                           16,308,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.91%)
  2,300,000     Integrated Silicon Solutions, Inc.*##                  6,854,000
  4,500,000     Silicon Storage Technology, Inc.*                     17,595,000
--------------------------------------------------------------------------------
                                                                      24,449,000

--------------------------------------------------------------------------------

Finance - REIT (8.08%)
  1,800,000     Brandywine Reality Trust##                            40,590,000
  1,650,000     Gables Residential Trust##                            44,071,500
  1,800,000     Home Properties of New York, Inc.##                   58,500,000
  3,000,000     JDN Realty Corp.##                                    36,240,000
  1,300,000     Prentiss Properties Trust                             37,622,000
--------------------------------------------------------------------------------
                                                                     217,023,500

--------------------------------------------------------------------------------

Finance - Savings & Loan (2.82%)
  1,454,120     Downey Financial Corp.##                              49,803,610
  1,540,000     Waypoint Financial Corp.                              25,964,400
--------------------------------------------------------------------------------
                                                                      75,768,010

--------------------------------------------------------------------------------

Household/Office Furniture (3.25%)

    700,000     Furniture Brands International, Inc.*                 16,065,000
  3,071,770     La-Z-Boy, Inc.##                                      71,265,064
--------------------------------------------------------------------------------
                                                                      87,330,064

--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (3.44%)
    971,680     Horace Mann Educators Corp.                           14,283,696
  1,500,000     IPC Holdings Ltd.*##                                  44,055,000
  1,200,000     Old Republic International Corp.                      34,056,000
--------------------------------------------------------------------------------
                                                                      92,394,696

--------------------------------------------------------------------------------

Internet - Security/Solutions (0.52%)
  5,100,000     SonicWall, Inc.*##                                    14,025,000
--------------------------------------------------------------------------------

Internet - Software (2.16%)
  3,200,000     Filenet Corp.*##                                      33,120,000
  9,000,000     Openwave Systems, Inc.*##                              5,580,000
  4,000,000     Webmethods, Inc.*##                                   19,320,000
--------------------------------------------------------------------------------
                                                                      58,020,000

--------------------------------------------------------------------------------

Machinery - Construction/Mining (1.18%)
  3,800,000     Joy Global, Inc.*##                                   31,540,000
--------------------------------------------------------------------------------

Berger Funds o September 30, 2002 Combined Annual Report

4

BERGER SMALL CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Machinery - General Industrial (2.94%)
   2,100,000     Briggs & Stratton Corp.##                           $78,834,000
--------------------------------------------------------------------------------

Medical - Hospitals (2.47%)
   1,100,000     Lifepoint Hospitals, Inc.*                           34,306,800
   1,870,000     Province Healthcare Co.*                             32,070,500
--------------------------------------------------------------------------------
                                                                      66,377,300

--------------------------------------------------------------------------------

Medical - Nursing Homes (2.76%)
   3,300,000     Manor Care, Inc.*                                    74,184,000
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.04%)
   1,600,000     Invacare Corp.##                                     54,800,000
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (2.63%)
   2,200,000     Kaydon Corp.##                                       44,088,000
   3,000,000     Maverick Tube Corp.*##                               26,610,000
--------------------------------------------------------------------------------
                                                                      70,698,000

--------------------------------------------------------------------------------

Office - Equipment & Automation (0.85%)
   3,000,000     InFocus Corp.*##                                     22,860,000
--------------------------------------------------------------------------------

Oil & Gas - Field Services (2.76%)
   9,400,000     Key Energy Services, Inc.*##                         74,072,000
--------------------------------------------------------------------------------

Oil & Gas - U.S.Exploration & Production (8.19%)
   1,750,000     Newfield Exploration Co.*                            58,782,500
   2,000,000     Noble Energy, Inc.                                   67,940,000
   1,300,000     Pogo Producing Co.                                   44,278,000
   1,500,000     Stone Energy Corp.*##                                48,750,000
--------------------------------------------------------------------------------
                                                                     219,750,500

--------------------------------------------------------------------------------

Paper & Paper Products (0.27%)
   1,024,990     Longview Fibre Co.##                                  7,113,431
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (0.62%)
   1,650,000     The Children's Place

                 Retail Stores, Inc.*##                               16,665,000
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (0.58%)
   1,350,000     Casey's General Stores, Inc.                         15,592,500
--------------------------------------------------------------------------------

Shoes & Related Apparel (2.21%)
   3,948,890     Wolverine World Wide, Inc.##                         59,233,350
--------------------------------------------------------------------------------

Telecommunications - Equipment (2.72%)
   3,300,000     C-COR.net Corp.*##                                   12,243,000
   4,500,000     Dycom Industries, Inc.*##                            41,220,000
   4,000,000     Remec, Inc.*##                                       13,640,000
   4,967,500     Stratex Networks, Inc.*##                             5,811,975
--------------------------------------------------------------------------------
                                                                      72,914,975

--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (88.24%) - CONTINUED
Transportation - Air Freight (0.66%)
   1,550,000     Airborne, Inc.                                      $17,577,000
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (2.26%)
   3,000,000     Trinity Industries, Inc. ##                          49,380,000
   2,100,000     Wabash National Corp.*##                             11,361,000
--------------------------------------------------------------------------------
                                                                      60,741,000

--------------------------------------------------------------------------------

Transportation - Rail (0.81%)
   1,762,340     Kansas City Southern*                                21,853,016
--------------------------------------------------------------------------------

Transportation - Shipping (1.17%)
   1,100,000     Teekay Shipping Corp.                                31,350,000
--------------------------------------------------------------------------------

Transportation - Truck (2.67%)
   2,280,000     CNF Transportation, Inc.##                           71,569,200
--------------------------------------------------------------------------------
Total Common Stock

(Cost $2,824,213,614)                                              2,368,863,213
--------------------------------------------------------------------------------

U.S. Government Agency Obligations (3.73%)
$100,000,000     FHLB Discount Note;
                 1.83%, 10/01/02                                     100,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations

(Cost $100,000,000)                                                  100,000,000
--------------------------------------------------------------------------------

Repurchase Agreement (8.11%)
$217,823,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $217,834,375#                  217,823,000
--------------------------------------------------------------------------------
Total Repurchase Agreement

(Cost $217,823,000)                                                  217,823,000
--------------------------------------------------------------------------------
Total Investments (Cost $3,142,036,614)(100.08%)                   2,686,686,213
Total Other Assets, Less Liabilities (-0.08%)                         (2,180,560)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                              $2,684,505,653
--------------------------------------------------------------------------------

*Non-income producing security
# - The repurchase agreement is fully collateralized by Sallie Mae and FHLB Agency Notes with values totaling $222,187,590.

FHLB - Federal Home Loan Bank.

REIT - Real Estate Investment Trust.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

================================================================================

SCHEDULE OF INVESTMENTS

## The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2002.

                                                                                                    Change in
                                             Market Value       Purchases            Sales          Unrealized         Market Value
                                              9/30/2001          at Cost            at Cost        Appr./(Depr.)        9/30/2002
------------------------------------------------------------------------------------------------------------------------------------
A.O. Smith Corp.                           $    27,400,286   $    13,832,334                --    $    20,580,880    $    61,813,500
Advanced Digital Information Corp.              36,085,000        20,794,820                --        (30,479,820)        26,400,000
Alpharma, Inc.                                  48,960,000         8,105,500       (52,265,826)        (4,799,674)                --
Asyst Technologies, Inc.                        25,340,000         4,684,225        (9,253,420)        (4,462,805)        16,308,000
Beverly Enterprises, Inc.                               --        65,327,850       (65,327,850)                --                 --
Brandywine Realty Trust                         38,394,000                --                --          2,196,000         40,590,000
Briggs & Stratton Corp.                         65,541,000                --                --         13,293,000         78,834,000
Captaris, Inc.                                   5,016,000                --                --            501,600          5,517,600
C-COR.net Corp.                                 20,550,000        16,169,875       (12,833,054)       (11,643,821)        12,243,000
CNF Transportation, Inc.                        57,075,000         4,010,869       (10,886,773)        21,370,104         71,569,200
Computer Network Technology Corp.               29,456,000                --       (35,373,774)         5,917,774                 --
Covansys Corp.                                  18,709,106                --                --        (15,070,035)         3,639,071
Dollar Thrifty Automotive Group, Inc.           18,000,246                --       (33,378,980)        15,378,734                 --
Downey Financial Corp.                                  --        67,774,413       (13,612,758)        (4,358,045)        49,803,610
Dycom Industries, Inc.                          40,020,000        15,256,096                --        (14,056,096)        41,220,000
F.N.B. Corp.                                    27,457,500        17,422,149                --          3,454,851         48,334,500
Federal Signal Corp.                            26,460,000        26,768,685       (11,698,609)        (1,006,076)        40,524,000
Filenet Corp.                                   27,189,000        15,160,692        (5,838,832)        (3,390,860)        33,120,000
Fleetwood Enterprises, Inc.                     34,186,204                --       (37,478,151)         3,291,947                 --
Gables Residential Trust                        30,660,000        18,920,050                --         (5,508,550)        44,071,500
Greater Bay Bancorp                             51,194,000        13,689,665        (8,066,893)       (11,341,772)        45,475,000
Home Properties of New York, Inc.               56,952,000                --                --          1,548,000         58,500,000
Hyperion Solutions Corp.                        30,060,000                --       (34,038,262)         3,978,262                 --
InFocus Corp.                                   19,575,000        23,774,040                --        (20,489,040)        22,860,000
Informatica Corp.                                       --        34,477,811                --        (20,527,811)        13,950,000
Integrated Silicon Solutions, Inc.              19,757,000                --                --        (12,903,000)         6,854,000
Invacare Corp.                                          --        55,608,025                --           (808,025)        54,800,000
IPC Holdings Ltd.                               42,180,000                --        (8,121,293)         9,996,293         44,055,000
JDA Software Group, Inc.                        16,214,365                --       (13,100,118)        (3,114,247)                --
JDN Realty Corp.                                31,800,000                --                --          4,440,000         36,240,000
Joy Global, Inc.                                29,700,000        29,067,684                --        (27,227,684)        31,540,000
Kaydon Corp.                                    40,997,893         4,756,453                --         (1,666,346)        44,088,000
Key Energy Services, Inc.                       48,654,636        14,444,505                --         10,972,859         74,072,000
La-Z-Boy, Inc.                                  59,686,200         4,623,744       (16,451,612)        23,406,732         71,265,064
Longview Fibre Co.                              35,350,000                --       (32,336,423)         4,099,854          7,113,431
Maverick Tube Corp.                                     --        48,060,344                --        (21,450,344)        26,610,000
Micromuse, Inc.                                         --        45,070,985                --        (30,454,985)        14,616,000
Newpark Resources, Inc.                         26,304,952         2,052,529       (33,261,979)         4,904,498                 --
Newport Corp.                                   19,740,000        35,603,086                --        (19,247,086)        36,096,000
NMS Communications Corp.                         5,096,005                --       (27,124,783)        22,028,778                 --
Openwave Systems, Inc.                                  --        42,236,146                --        (36,656,146)         5,580,000
Pacific Sunwear of California, Inc.             31,422,050         6,256,386       (43,351,347)         5,672,911                 --
Progress Software Corp.                         29,970,077         7,367,769        (7,530,253)        (3,648,603)        26,158,990
Rayonier, Inc.                                  60,705,000                --       (21,639,900)         2,844,900         41,910,000
Remec, Inc.                                     27,755,000         3,486,921                --        (17,601,921)        13,640,000
Schulman (A.), Inc.                             22,550,000                --       (31,432,748)         8,882,748                 --
Seacoast Financial Services Corp.               29,740,000                --                --         10,400,000         40,140,000
SonicWall, Inc.                                         --        39,287,598                --        (25,262,598)        14,025,000
Spherion Corp.                                  25,200,000                --                --           (525,000)        24,675,000
Standard Pacific Corp.                          33,167,000         9,463,289        (2,607,360)         6,737,071         46,760,000
Stone Energy Corp.                              40,250,000         8,415,698                --             84,302         48,750,000
Stratex Networks, Inc.                          20,219,511         4,563,617                --        (18,971,153)         5,811,975
Tecumseh Products Co.                           54,636,000         4,483,871        (7,124,197)        (3,136,611)        48,859,063
The Children's Place Retail Stores, Inc.        17,930,000        19,793,108         2,518,003        (23,576,111)        16,665,000
The Manitowoc Co., Inc.                         55,752,000                --        (8,479,331)         7,427,331         54,700,000
Transaction Systems Architects, Inc.-
   Class A                                      16,328,000         4,002,887                --         (1,730,887)        18,600,000
Trinity Industries, Inc.                        62,785,000         2,085,393                --        (15,490,393)        49,380,000
Wabash National Corp.                           14,490,000                --                --         (3,129,000)        11,361,000
Watts Industries, Inc. - Class A                24,801,575                --       (21,652,257)        (3,149,318)                --
Webmethods, Inc.                                15,893,000        28,943,182        (9,477,606)       (16,038,576)        19,320,000
Wolverine World Wide, Inc.                      43,680,000        10,603,788                --          4,949,562         59,233,350
                                           ---------------                                                           ---------------
                                           $ 1,737,035,606                                                           $ 1,707,691,854
                                           ===============                                                           ===============

                                                  Dividend          Realized
                                                   Income          Gain/(Loss)
--------------------------------------------------------------------------------
A.O. Smith Corp.                              $     1,012,474                --
Advanced Digital Information Corp.                         --                --
Alpharma, Inc.                                        160,666       (19,075,939)
Asyst Technologies, Inc.                                   --          (209,090)
Beverly Enterprises, Inc.                                  --       (45,299,513)
Brandywine Realty Trust                             3,012,468                --
Briggs & Stratton Corp.                             2,667,000                --
Captaris, Inc.                                             --                --
C-COR.net Corp.                                            --         7,657,539
CNF Transportation, Inc.                              990,500         1,104,770
Computer Network Technology Corp.                          --        13,057,627
Covansys Corp.                                             --                --
Dollar Thrifty Automotive Group, Inc.                      --         3,801,900
Downey Financial Corp.                                468,122        (1,286,652)
Dycom Industries, Inc.                                     --                --
F.N.B. Corp.                                        1,186,290                --
Federal Signal Corp.                                1,552,500        (1,130,564)
Filenet Corp.                                              --           855,648
Fleetwood Enterprises, Inc.                           122,312       (10,130,185)
Gables Residential Trust                            2,772,211                --
Greater Bay Bancorp                                   815,500         1,771,807
Home Properties of New York, Inc.                   3,423,600                --
Hyperion Solutions Corp.                                   --         9,202,024
InFocus Corp.                                              --                --
Informatica Corp.                                          --                --
Integrated Silicon Solutions, Inc.                         --                --
Invacare Corp.                                         61,922                --
IPC Holdings Ltd.                                          --         1,040,795
JDA Software Group, Inc.                                   --         8,088,838
JDN Realty Corp.                                      949,920                --
Joy Global, Inc.                                           --                --
Kaydon Corp.                                        1,056,000                --
Key Energy Services, Inc.                                  --                --
La-Z-Boy, Inc.                                      1,322,400         6,964,165
Longview Fibre Co.                                    105,000        (8,922,253)
Maverick Tube Corp.                                        --                --
Micromuse, Inc.                                            --                --
Newpark Resources, Inc.                                    --       (15,183,944)
Newport Corp.                                              --                --
NMS Communications Corp.                                   --        (9,934,480)
Openwave Systems, Inc.                                     --                --
Pacific Sunwear of California, Inc.                        --        13,768,411
Progress Software Corp.                                    --          (713,095)
Rayonier, Inc.                                      1,926,000         4,220,484
Remec, Inc.                                                --                --
Schulman (A.), Inc.                                 1,041,912        12,213,637
Seacoast Financial Services Corp.                     800,000                --
SonicWall, Inc.                                            --                --
Spherion Corp.                                             --                --
Standard Pacific Corp.                                640,000           746,722
Stone Energy Corp.                                         --                --
Stratex Networks, Inc.                                     --                --
Tecumseh Products Co.                               1,642,506          (776,530)
The Children's Place Retail Stores, Inc.                   --           669,841
The Manitowoc Co., Inc.                               517,500         2,513,682
Transaction Systems Architects, Inc.-
   Class A                                                 --                --
Trinity Industries, Inc.                            1,398,000                --
Wabash National Corp.                                  21,000                --
Watts Industries, Inc. - Class A                      216,697         9,687,143
Webmethods, Inc.                                           --         9,964,823
Wolverine World Wide, Inc.                            685,100                --
                                              ---------------   ---------------
                                              $    30,567,600   $    (5,332,389)
                                              ===============   ===============

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

36

                             Ticker Symbol - Investor Shares               BVSCX
                                           - Institutional Shares          BVSIX
                                           - Service Shares                BVSSX
                             Fund Number   - Investor Shares                 918
                                           - Institutional Shares            919
BERGER SMALL CAP                           - Institutional Shares            920
VALUE FUND II                PORTFOLIO MANAGER COMMENTARY BAY ISLE FINANCIAL LLC
================================================================================

MARKET CONDITIONS

The Berger Small Cap Value Fund II's first six-months was truly dismal for stocks of any ilk. After reaching a peak in March of 2000, U.S. stocks have been locked in the grips of one of the worst bear markets on record. The current bear market in the United States has now exceeded in both time and severity the 1973/74 bear market, and has become nearly as long--and as ugly--as 1929-32. The economy does not appear to be rebounding as quickly as investors had originally expected. This dire situation combined with lofty valuations of stocks has driven down the equity markets. Investors have given up on a 2002 recovery and now look with skepticism at prospects for a resurgence in 2003. Small-cap stocks declined 28.0% during the second and third quarters of the year according to Ibbotson Associates. Small-cap value stocks did not fare any better descending 23.0%, as measured by the Russell 2000 Value Index.(1) Since the beginning of the year small-cap value stocks have declined 15.6%, a performance that would be the second worst year for small-cap value stocks since Russell started tracking this group back in 1979. Large-cap stocks, international stocks and real estate investment trusts also declined, leaving investors no haven this year.

FUND PERFORMANCE

The Berger Small Cap Value Fund II (the "Fund") declined by 17.40% (Investor Shares), 17.40% (Institutional Shares) and 17.60% (Service Shares) since its inception on March 28, 2002, compared with a 22.96% decline posted by its benchmark, the Russell 2000 Value Index during that same period. A number of stocks in the information technology and industrial sectors disappointed us during this past quarter, but the fundamentals for most continue to be as expected.

The Fund continues to have a significant overweight in financials. The two largest industry representations within financials are banks and real estate investment trusts (REITs). The performance of these two segments of the portfolio was largely responsible for the Fund's performance this period. Most of the Fund's bank holdings, including WSFS Financial Corp., The First of Long Island and BancFirst Corp., are relatively solid community-based banks with sound balance sheets, which have not come under too much stress during the recent economic downturn. Somewhat surprisingly, credit quality has held up reasonably well. REITs also held up better than the benchmark, we believe in part as a result of their stable earnings stream and high dividend yield. However, the weighting in this sector exceeded our upper limit several times during the quarter, forcing us to sell or reduce several positions.

The performance of our information technology stocks was very disappointing. A number of companies announced that their businesses were not performing as well as investors had hoped, including telecommunications companies Riverstone Networks and Optical Communications Products. Riverstone, a networking equipment manufacturer, has suffered from the spending decline in this arena. Despite an abundance of cash on its balance sheet, Optical suffered alongside its telecommunications competitors.We were also disappointed by middleware software designer IONA Technologies.U.S.businesses appear to have postponed non-vital spending on information technology until the economy recovers. Our patience is wearing thin with this stock, however, and it may be replaced during the calendar fourth quarter.

Our holdings in the consumer discretionary sector also turned in a lackluster third quarter. Investors are increasingly skeptical that U.S. consumers can keep spending at the high pace seen in recent quarters.This would likely hurt sales of retail stores and of companies selling big-ticket items such as automobiles and appliances.

Within the healthcare sector, we were disappointed by AMERIGROUP Corp., which offers managed healthcare services to the Medicaid market. Medical services price inflation is not just a problem for individuals and corporations, but also for the states. The individual states are starting to outsource Medicaid services, a trend clearly benefiting AMERIGROUP.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding what appear to be good opportunities among small-cap stocks following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. We believe the economy will generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND II -
INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Investor Shares                             $ 8,260

Russell 2000 Value Index                    $ 7,704

TOTAL RETURN AS OF SEPTEMBER 30,2002

Life of Fund (3/28/02)          (17.40)%

--------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND II -
INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Institutional Shares                        $206,500

Russell 2000 Value Index                    $192,602

TOTAL RETURN AS OF SEPTEMBER 30, 2002

Life of Fund (3/28/02)          (17.40)%


                        Berger Funds o September 30, 2002 Combined Annual Report

38


PERFORMANCE OVERVIEW
================================================================================

BERGER SMALL CAP VALUE FUND II -
SERVICE SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                            9/30/02
Berger Small Cap Value Fund II -
Service Shares                              $ 8,240

Russell 2000 Value Index                    $ 7,704

TOTAL RETURN AS OF SEPTEMBER 30, 2002

Life of Fund (3/28/02)            (17.60)%

(1) Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Returns for periods less than one year are not annualized. Investments in small-company stocks may involve greater risks, including price volatility, and rewards than investments in larger companies. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER SMALL CAP
VALUE FUND II
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Common Stock (96.70%)
Agricultural Operations (1.92%)
          7,346        Delta and Pine Land Co.                          $137,664
--------------------------------------------------------------------------------

Banks - Midwest (4.59%)
          3,663        1st Source Corp.                                   51,612
          2,997        First Defiance Financial Corp.                     51,458
          1,963        First Financial Corp.                              95,107
          1,971        Peoples Bancorp., Inc.                             50,655
          2,050        UMB Financial Corp.                                80,032
--------------------------------------------------------------------------------
                                                                         328,864
--------------------------------------------------------------------------------

Banks - Northeast (9.69%)
          3,733        Camden National Corp.                              97,058
          3,411        CCBT Financial Companies, Inc.                     89,266
          2,849        Community Bank System, Inc.                        84,416
          7,107        First Commonwealth Financial Corp.                 88,056
          2,866        Omega Financial Corp.                              96,728
          4,401        The First of Long Island Corp.                    146,333
          4,656        Washington Trust Bancorp., Inc.                    91,909
--------------------------------------------------------------------------------
                                                                         693,766
--------------------------------------------------------------------------------

Banks - Southeast (5.35%)
          2,230        BancorpSouth, Inc.                                 43,931
          4,783        Bank of Granite Corp.                              86,094
            887        First Citizens BancShares, Inc. -
                       Class A                                            93,135
          4,302        Simmons First National Corp. -
                       Class A                                           159,948
--------------------------------------------------------------------------------
                                                                         383,108
--------------------------------------------------------------------------------

Banks - West/Southwest (4.11%)
          2,261        BancFirst Corp.                                   111,286
          4,387        Nara Bancorp., Inc.                                75,764
          4,242        TriCo Bancshares                                  107,323
--------------------------------------------------------------------------------
                                                                         294,373
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (1.04%)
          1,776        Tecumseh Products Co. - Class A                    74,521
--------------------------------------------------------------------------------

Building - Construction Products/Miscellaneous (1.21%)
          2,439        The Genlyte Group, Inc.*                           86,633
--------------------------------------------------------------------------------

Chemicals - Basic (1.01%)
          6,832        Symyx Technologies, Inc.*                          72,214
--------------------------------------------------------------------------------

Chemicals - Specialty (1.47%)
          5,021        Cabot Corp.                                       105,441
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.75%)
         10,295        Information Resources, Inc.*                       38,195
         22,390        Zomax, Inc.*                                       87,321
--------------------------------------------------------------------------------
                                                                         125,516
--------------------------------------------------------------------------------

Commercial Services - Printing (1.23%)
          8,816        Bowne & Co., Inc.                                  88,160
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Common Stock (96.70%) - continued
Commercial Services - Staffing (1.16%)
         11,802        Spherion Corp.*                                  $ 83,204
--------------------------------------------------------------------------------

Computer - Integrated Systems (1.33%)
          2,817        Kronos, Inc.*                                      69,383
          7,967        Wind River Systems, Inc.*                          25,654
--------------------------------------------------------------------------------
                                                                          95,037
--------------------------------------------------------------------------------

Computer - Networking (0.48%)
          5,627        Extreme Networks, Inc.*                            23,690
         20,545        Riverstone Networks, Inc.*                         10,478
--------------------------------------------------------------------------------
                                                                          34,168
--------------------------------------------------------------------------------

Computer - Services (0.82%)
          4,632        American Management Systems, Inc.*                 58,965
--------------------------------------------------------------------------------

Computer Software - Enterprise (2.95%)
         10,921        IONA Technologies PLC - ADR*                       22,768
         11,844        Lightbridge, Inc.*                                 79,237
          9,423        Sybase, Inc.*                                     109,495
--------------------------------------------------------------------------------
                                                                         211,500
--------------------------------------------------------------------------------

Electrical - Control Instruments (0.82%)
          4,372        CIRCOR International, Inc.                         58,585
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.61%)
          5,073        KEMET Corp.*                                       43,374
--------------------------------------------------------------------------------

Electronics - Miscellaneous Products (0.24%)
          1,857        Plexus Corp.*                                      17,177
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.50%)
          6,939        Semitool, Inc.*                                    35,736
--------------------------------------------------------------------------------

Fiber Optic Components (0.58%)
         54,167        Optical Communication Products, Inc.*              41,709
--------------------------------------------------------------------------------

Finance - Index Tracking Fund (2.77%)
          1,857        iShares Russell 2000 Value Index Fund             198,513
--------------------------------------------------------------------------------

Finance - REIT (8.04%)
          1,931        Alexandria Real Estate Equities, Inc.              82,029
          1,343        CarrAmerica Realty Corp.                           33,803
          2,161        Chateau Communities, Inc.                          57,072
          3,120        Cousins Properties, Inc.                           71,760
            200        Health Care Property Investors, Inc.                8,520
            931        Home Properties of New York, Inc.                  30,258
          3,580        IRT Property Co.                                   42,065
          5,489        LTC Properties, Inc.                               44,571
          2,598        Manufactured Home Communities, Inc.                82,824
          2,249        National Health Investors, Inc.                    34,297
          1,839        Shurgard Storage Centers, Inc. -
                       Class A                                            58,149
          2,132        Taubman Centers, Inc.                              30,338
--------------------------------------------------------------------------------
                                                                         575,686
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

40

BERGER SMALL CAP VALUE FUND II
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (96.70%) - CONTINUED
Finance - Savings & Loan (6.99%)
          3,378        FirstFed Financial Corp.*              $           86,984
          3,569        Parkvale Financial Corp.                           84,050
          6,519        Provident Financial Holdings, Inc.                153,196
          6,298        WSFS Financial Corp.                              176,344
--------------------------------------------------------------------------------
                                                                         500,574
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (1.65%)
          7,273        Ohio Casualty Corp.*                              118,404
--------------------------------------------------------------------------------

Leisure - Toys/Games/Hobby (1.58%)
          6,936        Racing Champions Ertl Corp.*                      113,334
--------------------------------------------------------------------------------

Media - Cable/Satellite TV (1.71%)
          7,215        Applied Industrial Technologies, Inc.             122,294
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.42%)
          5,154        AMERIGROUP Corp.*                                 172,917
--------------------------------------------------------------------------------

Medical - Systems/Equipment (1.07%)
          2,817        Datascope Corp.                                    76,228
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.31%)
          1,779        The Cooper Companies, Inc.                         93,398
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (0.69%)
          5,600        Maverick Tube Corp.*                               49,672
--------------------------------------------------------------------------------

Office - Equipment & Automation (1.11%)
          3,121        HON INDUSTRIES, Inc.                               79,429
--------------------------------------------------------------------------------

Oil & Gas - Drilling (0.84%)
          2,045        Atwood Oceanics, Inc.*                             59,816
--------------------------------------------------------------------------------

Oil & Gas - Field Services (0.91%)
          3,218        TETRA Technologies, Inc.*                          64,843
--------------------------------------------------------------------------------

Oil & Gas - Transport/Pipeline (1.76%)
          1,379        El Paso Energy Partners, L.P.                      40,791
          1,430        TEPPCO Partners, L.P.                              41,756
          1,335        Williams Energy Partners, L.P.                     43,387
--------------------------------------------------------------------------------
                                                                         125,934
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (2.20%)
          3,276        Group 1 Automotive, Inc.*                          73,219
          5,625        Movie Gallery, Inc.*                               84,431
--------------------------------------------------------------------------------
                                                                         157,650
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (3.22%)
          8,214        Ruddick Corp.                                     124,771
          3,152        Weis Markets, Inc.                                105,529
--------------------------------------------------------------------------------
                                                                         230,300
--------------------------------------------------------------------------------

Retail/Wholesale - Jewelry (1.01%)
          2,407        Zale Corp.*                                        72,595
--------------------------------------------------------------------------------

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (96.70%) - CONTINUED
Retail/Wholesale - Office Supplies (1.30%)
          3,533        United Stationers, Inc.*               $           92,918
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.61%)
          7,686        Vans, Inc.*                                        43,733
--------------------------------------------------------------------------------

Steel - Specialty Alloys (1.61%)
         10,970        RTI International Metals, Inc.*                   115,185
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.40%)
          2,961        Dycom Industries, Inc.*                            27,123
          5,829        Scientific-Atlanta, Inc.                           72,921
--------------------------------------------------------------------------------
                                                                         100,044
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (2.09%)
         14,497        Boston Communications Group, Inc.*                149,609
--------------------------------------------------------------------------------

Textile - Apparel Manufacturing (2.54%)
          9,559        Nautica Enterprises, Inc.*                         99,413
          8,805        Tommy Hilfiger Corp.*                              82,327
--------------------------------------------------------------------------------
                                                                         181,740
--------------------------------------------------------------------------------

Tobacco (1.09%)
          2,218        Universal Corp.                                    77,785
--------------------------------------------------------------------------------

Trucks & Parts - Heavy Duty (0.71%)
          5,196        Stewart & Stevenson Services, Inc.                 50,817
--------------------------------------------------------------------------------

Utility - Gas Distribution (1.20%)
          1,926        Atmos Energy Corp.                                 41,409
          1,263        Piedmont Natural Gas Co., Inc.                     44,799
--------------------------------------------------------------------------------
                                                                          86,208
--------------------------------------------------------------------------------

Utility - Water Supply (2.01%)
          5,482        American States Water Co.                         143,738
--------------------------------------------------------------------------------
Total Common Stock
(Cost $8,278,273)                                                      6,923,079
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.13%)
 $367,000               State Street Repurchase Agreement,
                        1.88%, dated 9/30/02, due 10/1/02,
                        to be repurchased at $367,019#                   367,000
--------------------------------------------------------------------------------
Total Repurchase Agreement (Cost $367,000)                               367,000
--------------------------------------------------------------------------------
Total Investments (Cost $8,645,273) (101.83%)                          7,290,079
Total Other Assets, Less Liabilities (-1.83%)                           (130,799)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                          $        7,159,280
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by FHLB Agency Note with a value of $378,308.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds


                               Ticker Symbol -   Investor Shares           BEMVX
                                             -   Institutional Shares      BEMIX
                               Fund Number   -   Investor Shares             216
                                             -   Institutional Shares       1963
                               PORTFOLIO MANAGER COMMENTARY    THOMAS M. PERKINS
BERGER MID CAP                                                 ROBERT H. PERKINS
VALUE FUND                                                     JEFFREY KAUTZ,CFA
================================================================================

MARKET CONDITIONS

The market's performance in the most recent six months was the inverse image of the previous six month's rally. Most of the major averages were down in each of the past six months, with the decline accelerating and broadening as the period drew to a close. The reasons continue to be a slow economic recovery, weak pricing power leading to disappointing earnings, suspect business practices and geopolitical turmoil. This has led to the highest level of redemption activity from equity mutual funds in recent years. In our view, stock valuations have become more reasonable, setting the stage for short-term rallies. However, the intermediate term is still clouded by the uncertainty created by the aforementioned factors and the fact that stock valuations still are not unusually low.

FUND PERFORMANCE

The Berger Mid Cap Value Fund (the "Fund") was down 1.96% (Investor Shares); and 1.89% (Institutional Shares) for the year ended September 30, 2002, compared with a 5.46% decline in its benchmark, the Russell Midcap Value Index.(1) Reflective of the poor market environment, all sectors were down in the last six months. The Fund's over-weighting in technology--which suffered more than any other area--particularly hurt performance in calendar year 2002.

The Fund's largest sector weighting since its inception has been, and remains, financials. This area generally outperformed over the past six months as real estate investment trusts (REITs) and insurance stocks declined less than the market. In the second calendar quarter, we used price strength to reduce the Fund's insurance holdings and took gains in The St. Paul Companies, Mercury General and Travelers. In the third calendar quarter, financials were hit hard, and we reinitiated positions in Everest Reinsurance and Liberty Properties, which we had sold in 2001 at higher prices, and bought Mercantile Bancshares.

The Fund's overweight in energy also contributed to its relative outperformance as oil prices moved higher, we believe in response to the threat of war in the Middle East. Although we recognize that oil prices are vulnerable, we continue to like the long-term prospects for natural gas, safe energy assets and beneficiaries of pent-up demand for new drilling prospects.

Technology stocks had been the Fund's best performers each year until 2002. We increased the Fund's exposure in this area in late 2001 after the stocks had, in general, declined more than 50 percent, despite having strong balance sheets and what we consider good long-term prospects. Although we were expecting soft technology spending this year, it has been much weaker than we (and many other investors) had anticipated. Thus the performance of the Fund's holdings has been very disappointing. Although we are overweighted relative to value indexes, the Fund's technology weighting is at the low end of its historic range, primarily because of the price depreciation of most of the holdings.

We have done some repositioning and taken short-term losses by eliminating eight of the Fund's technology holdings. We have taken the opportunity to increase the Fund's investments in what we believe are well-positioned technology stocks that have been especially weak, including Fairchild, Vishay, Filenet and Micromuse. Although the timing is uncertain, we believe that technology is a cyclical growth business and that the current long-term risk/reward relationship of these stocks is compelling. It is interesting to note that in recent index rebalancing, technology weightings in the value component increased. Just as irrational exuberance led to excessive valuations in the late 1990s, we believe current market pessimism seems to have created some unusual bargains.

The consumer sector was also down sharply this period. Earnings shortfalls and investor concerns about consumer spending weighed heavily on the group. Particularly hard-hit were American Eagle Outfitters and Toys R US. The Fund continues to be underweighted in this sector, but we did initiate new positions in Furniture Brands International, SUPERVALU (after they had declined significantly) and also Foot Locker. These are all strong franchises that, by our estimates, are selling at less than 10 times 2003 earnings.

OUTLOOK

We reduced the Fund's cash level at the end of the quarter as stocks appeared to be in a mini free fall. However, as has been the case for more than a year, we are somewhat cautious in terms of the Fund's positioning. The economic recovery has been fueled by the consumer, and the sustainability of that strength is questionable. Thus a strong rebound in earnings is unlikely. The uncertainty regarding terrorism and geopolitics remains high. Although we have probably passed the peak of corporate governance and accounting surprises, more are likely to come. Furthermore, the trend in equity mutual fund redemptions is worrisome as an indication that investors are still overweighted in equities. In summary, this is the most difficult environment for stocks that we have faced since the 1970s. However, even during that period with much higher interest rates, there were money-making opportunities for disciplined value investors.


                        Berger Funds o September 30, 2002 Combined Annual Report

42


PERFORMANCE OVERVIEW
================================================================================

BERGER MID CAP VALUE FUND - INVESTOR SHARES - GROWTH OF $10,000

                                    [GRAPH]

                                                       9/30/02
Berger Mid Cap Value Fund - Investor Shares            $17,251

Russell Midcap Value Index                             $10,886

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                (1.96)%
Life of Fund (8/12/98)                  14.08%

--------------------------------------------------------------------------------

BERGER MID CAP VALUE FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                                    [GRAPH]

                                                      9/30/02
Berger Mid Cap Value Fund - Institutional Shares      $431,598

Russell Midcap Value Index                            $272,139

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                                (1.89)%
Life of Fund (8/12/98)                  14.10%


(1) Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

OPINIONS AND FORECASTS REGARDING SECTORS, INDUSTRIES, COMPANIES AND/OR THEMES ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY. PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Due to market volatility, the Fund's current performance may be lower than the figures shown. Performance data for Institutional Shares include periods prior to the adoption of class designations on May 17, 2002. Please visit our web site at www.berger.com for more current performance information.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%)
Auto/Truck - Original Equipment (2.15%)
     470,000     Autoliv, Inc.                                      $  9,907,600
     165,000     Magna International, Inc. - Class A                   9,302,700
--------------------------------------------------------------------------------
                                                                      19,210,300
--------------------------------------------------------------------------------

Banks - Northeast (2.25%)
     330,000     Mercantile Bankshares Corp.                          12,596,100
     260,000     Wilmington Trust Corp.                                7,519,200
--------------------------------------------------------------------------------
                                                                      20,115,300
--------------------------------------------------------------------------------

Banks - Southeast (0.86%)
     260,000     Compass Bancshares, Inc.                              7,703,800
--------------------------------------------------------------------------------

Banks - Super Regional (1.60%)
      95,000     Northern Trust Corp.                                  3,581,500
     440,000     SouthTrust Corp.                                     10,670,000
--------------------------------------------------------------------------------
                                                                      14,251,500
--------------------------------------------------------------------------------

Banks - West/Southwest (0.69%)
     340,000     Greater Bay Bancorp.                                  6,184,600
--------------------------------------------------------------------------------

Building - Air Conditioning & Heating Products (0.96%)
     204,720     Tecumseh Products Co. - Class A                       8,590,051
--------------------------------------------------------------------------------

Building - Hand Tools (0.62%)
     240,000     Snap-On, Inc.                                         5,515,200
--------------------------------------------------------------------------------

Building - Heavy Construction (1.23%)
     450,000     Fluor Corp.                                          10,998,000
--------------------------------------------------------------------------------

Building - Residential/Commercial (1.85%)
     210,000     Pulte Homes, Inc.                                     8,952,300
     325,000     Standard Pacific Corp.                                7,598,500
--------------------------------------------------------------------------------
                                                                      16,550,800
--------------------------------------------------------------------------------

Building Products - Wood (0.42%)
      90,000     Rayonier, Inc.                                        3,771,900
--------------------------------------------------------------------------------

Chemicals - Specialty (0.86%)
     830,000     Hercules, Inc.*                                       7,644,300
--------------------------------------------------------------------------------

Commercial Services - Staffing (0.28%)
     358,000     Spherion Corp.*                                       2,523,900
--------------------------------------------------------------------------------

Computer - Graphics (0.60%)
     420,000     Autodesk, Inc.                                        5,321,400
--------------------------------------------------------------------------------

Computer - Integrated Systems (0.81%)
     220,000     Diebold, Inc.                                         7,242,400
--------------------------------------------------------------------------------

Computer - Memory Devices (0.99%)
     880,000     Adaptec, Inc.*                                        3,880,800
   1,040,000     Advanced Digital Information Corp.*                   4,992,000
--------------------------------------------------------------------------------
                                                                       8,872,800
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Computer Software - Enterprise (1.09%)
     900,000     Informatica Corp.*                                 $  2,790,000
   1,400,000     IONA Technologies PLC - ADR*                          2,918,720
   1,603,000     Micromuse, Inc.*                                      4,039,560
--------------------------------------------------------------------------------
                                                                       9,748,280
--------------------------------------------------------------------------------

Diversified Operations (0.66%)
     215,000     The Manitowoc Co., Inc.                               5,880,250
--------------------------------------------------------------------------------

Electronics - Measuring Instruments (0.95%)
     325,000     Mettler Toledo International, Inc.*                   8,450,000
--------------------------------------------------------------------------------

Electronics - Miscellaneous Components (0.44%)
     450,000     Vishay Intertechnology, Inc.*                         3,960,000
--------------------------------------------------------------------------------

Electronics - Scientific Instruments (0.91%)
     395,000     Newport Corp.*                                        4,455,600
     150,000     Waters Corp.*                                         3,637,500
--------------------------------------------------------------------------------
                                                                       8,093,100
--------------------------------------------------------------------------------

Electronics - Semiconductor Equipment (0.47%)
     700,000     Asyst Technologies, Inc.*                             4,228,000
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.90%)
     520,000     Fairchild Semiconductor Corp. - Class A*              4,924,400
     785,000     Silicon Storage Technology, Inc.*                     3,069,350
--------------------------------------------------------------------------------
                                                                       7,993,750
--------------------------------------------------------------------------------

Finance - Investment Brokers (1.94%)
     125,000     Edwards (A.G.), Inc.                                  3,997,500
     250,000     Legg Mason, Inc.                                     10,640,000
     100,000     Raymond James Financial, Inc.                         2,707,000
--------------------------------------------------------------------------------
                                                                      17,344,500
--------------------------------------------------------------------------------

Finance - Investment Management (2.13%)
     285,000     Franklin Resources, Inc.                              8,863,500
     575,000     Waddell & Reed Financial, Inc. - Class A             10,154,500
--------------------------------------------------------------------------------
                                                                      19,018,000
--------------------------------------------------------------------------------

Finance - Mortgage & Related Services (0.90%)
     170,000     Countrywide Credit Industries, Inc.                   8,015,500
--------------------------------------------------------------------------------

Finance - REIT (7.56%)
     510,000     Archstone-Smith Trust                                12,178,800
     175,000     Avalonbay Communities, Inc.                           7,315,000
     355,000     Equity Residential                                    8,498,700
     265,000     Home Properties of New York, Inc.                     8,612,500
     420,000     Liberty Property Trust                               13,020,000
     220,000     Mack-Cali Realty Corp.                                7,068,600
     275,000     Vornado Realty Trust                                 10,848,750
--------------------------------------------------------------------------------
                                                                      67,542,350
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

44


BERGER MID CAP
VALUE FUND
================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Finance - Savings & Loan (1.77%)
     170,000     Astoria Financial Corp.                            $  4,148,000
     145,200     Downey Financial Corp.                                4,973,100
     200,000     Webster Financial Corp.                               6,716,000
--------------------------------------------------------------------------------
                                                                      15,837,100
--------------------------------------------------------------------------------

Household/Office Furniture (1.96%)
     450,000     Furniture Brands International, Inc.*                10,327,500
     310,000     La-Z-Boy, Inc.                                        7,192,000
--------------------------------------------------------------------------------
                                                                      17,519,500
--------------------------------------------------------------------------------

Insurance - Property/Casualty/Title (5.36%)
     350,000     Cincinnati Financial Corp.                           12,453,000
     220,000     Everest Re Group Ltd.                                12,069,200
     360,000     IPC Holdings Ltd.*                                   10,573,200
     450,000     Old Republic International Corp.                     12,771,000
--------------------------------------------------------------------------------
                                                                      47,866,400
--------------------------------------------------------------------------------

Internet - Security/Solutions (0.34%)
   1,100,000     SonicWall, Inc.*                                      3,025,000
--------------------------------------------------------------------------------

Internet - Software (1.43%)
     790,000     Filenet Corp.*                                        8,176,500
     810,000     Openwave Systems, Inc.*                                 502,200
     850,000     Webmethods, Inc.*                                     4,105,500
--------------------------------------------------------------------------------
                                                                      12,784,200
--------------------------------------------------------------------------------

Leisure - Hotels & Motels (1.15%)
     430,000     Fairmont Hotels & Resorts, Inc.                      10,234,000
--------------------------------------------------------------------------------

Leisure - Products (0.78%)
     330,000     Brunswick Corp.                                       6,943,200
--------------------------------------------------------------------------------

Leisure Services (1.21%)
     150,000     Carnival Corp.                                        3,765,000
     650,000     Cendant Corp.*                                        6,994,000
--------------------------------------------------------------------------------
                                                                      10,759,000
--------------------------------------------------------------------------------

Machinery - Construction/Mining (0.51%)
     544,500     Joy Global, Inc.*                                     4,519,350
--------------------------------------------------------------------------------

Machinery - General Industrial (0.65%)
     155,000     Briggs & Stratton Corp.                               5,818,700
--------------------------------------------------------------------------------

Media - Periodicals (1.14%)
     650,000     The Readers Digest Association, Inc. -
                 Class A                                              10,172,500
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (0.83%)
     600,000     Humana, Inc.*                                         7,440,000
--------------------------------------------------------------------------------

Medical - Hospitals (1.94%)
     225,000     Lifepoint Hospitals, Inc.*                            7,017,300
     600,000     Province Healthcare Co.*                             10,290,000
--------------------------------------------------------------------------------
                                                                      17,307,300
--------------------------------------------------------------------------------
                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------

COMMON STOCK (84.48%) - CONTINUED
Medical - Nursing Homes (1.18%)
     470,000     Manor Care, Inc.*                                  $ 10,565,600
--------------------------------------------------------------------------------

Medical/Dental - Services (1.25%)
     530,000     Omnicare, Inc.                                       11,193,600
--------------------------------------------------------------------------------

Medical/Dental - Supplies (0.90%)
     235,000     Invacare Corp.                                        8,048,750
--------------------------------------------------------------------------------

Metal - Processing & Fabrication (0.62%)
     620,000     Maverick Tube Corp.*                                  5,499,400
--------------------------------------------------------------------------------

Office - Equipment & Automation (0.40%)
     473,800     InFocus Corp.*                                        3,610,356
--------------------------------------------------------------------------------

Oil & Gas - Drilling (2.18%)
     300,000     Helmerich & Payne, Inc.                              10,269,000
     305,000     Precision Drilling Corp.*                             9,180,500
--------------------------------------------------------------------------------
                                                                      19,449,500
--------------------------------------------------------------------------------

Oil & Gas - Field Services (1.02%)
   1,150,000     Key Energy Services, Inc.*                            9,062,000
--------------------------------------------------------------------------------

Oil & Gas - International Exploration & Production (1.56%)
     320,000     Kerr-McGee Corp.                                     13,900,800
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (0.78%)
      85,000     Murphy Oil Corp.                                      6,975,950
--------------------------------------------------------------------------------

Oil & Gas - U.S. Exploration & Production (7.24%)
     315,000     Burlington Resources, Inc.                           12,083,400
      90,000     Devon Energy Corp.                                    4,342,500
     255,000     EOG Resources, Inc.                                   9,169,800
     355,000     Newfield Exploration Co.*                            11,924,450
     360,000     Noble Energy, Inc.                                   12,229,200
     450,000     Ocean Energy, Inc.                                    8,977,500
     175,000     Pogo Producing Co.                                    5,960,500
--------------------------------------------------------------------------------
                                                                      64,687,350
--------------------------------------------------------------------------------

Paper & Paper Products (0.80%)
     315,000     Boise Cascade Corp.                                   7,182,000
--------------------------------------------------------------------------------

Pollution Control - Services (1.20%)
     570,000     Republic Services, Inc.*                             10,716,000
--------------------------------------------------------------------------------

Retail - Apparel/Shoe (2.57%)
     330,000     American Eagle Outfitters, Inc.*                      3,979,800
     950,000     Foot Locker, Inc.*                                    9,490,500
     340,000     Talbots, Inc.                                         9,520,000
--------------------------------------------------------------------------------
                                                                      22,990,300
--------------------------------------------------------------------------------

Retail - Department Stores (0.63%)
     190,000     Federated Department Stores, Inc.*                    5,593,600
--------------------------------------------------------------------------------

Retail - Miscellaneous/Diversified (0.72%)
     630,000     Toys R US, Inc.*                                      6,413,400
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

================================================================================
SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (84.48%) - CONTINUED
Retail/Wholesale - Auto Parts (1.12%)
     350,000     O'Reilly Automotive, Inc.*                         $ 10,017,000
--------------------------------------------------------------------------------

Retail/Wholesale - Food (0.63%)
     350,000     SUPERVALU, INC.                                       5,652,500
--------------------------------------------------------------------------------

Shoes & Related Apparel (0.67%)
     400,000     Wolverine World Wide, Inc.                            6,000,000
--------------------------------------------------------------------------------

Telecommunications - Equipment (1.89%)
     570,000     C-COR.net Corp.*                                      2,114,700
     635,000     Comverse Technology, Inc.*                            4,438,650
     650,000     Dycom Industries,Inc.*                                5,954,000
     665,000     Remec,Inc.*                                           2,267,650
   1,800,000     Stratex Networks,Inc.*                                2,106,000
--------------------------------------------------------------------------------
                                                                      16,881,000
--------------------------------------------------------------------------------

Telecommunications - Wireless Services (0.42%)
      75,000     Telephone & Data Systems, Inc.                        3,783,750
--------------------------------------------------------------------------------

Transportation - Air Freight (0.76%)
     600,000     Airborne,Inc.                                         6,804,000
--------------------------------------------------------------------------------

Transportation - Equipment Manufacturing (0.70%)
     380,000     Trinity Industries, Inc.                              6,254,800
--------------------------------------------------------------------------------

Transportation - Shipping (1.12%)
     350,000     Teekay Shipping Corp.                                 9,975,000
--------------------------------------------------------------------------------

Transportation - Truck (0.93%)
     265,000     CNF Transportation, Inc.                              8,318,350
--------------------------------------------------------------------------------

Total Common Stock
(Cost $912,206,288)                                                  754,571,237
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (5.60%)
 $50,000,000     FHLB Discount Note;
                 1.83%, 10/01/02                                      50,000,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $50,000,000)                                                    50,000,000
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (9.91%)
 $88,526,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $88,530,623#                    88,526,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $88,526,000)                                                    88,526,000
--------------------------------------------------------------------------------
Total Investments (Cost $1,050,732,288) (99.99%)                     893,097,237
Total Other Assets, Less Liabilities (0.01%)                             104,104
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $893,201,341
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by Freddie Mac and FHLB Agency Notes with values totaling $90,298,050.
ADR - American Depositary Receipt.
FHLB - Federal Home Loan Bank.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

46


                            Ticker Symbol - Investor Shares                BLCVX
                                          - Institutional Shares           BBLVX
                            Fund Number   - Investor Shares                  217
BERGER LARGE CAP                          - Institutional Shares             917
VALUE FUND                  PORTFOLIO MANAGER COMMENTARY  BAY ISLE FINANCIAL LLC
================================================================================

MARKET CONDITIONS

The economy does not appear to be snapping back as quickly as investors had originally expected. This malaise has driven down the equity markets. Investors appear to have given up on a 2002 recovery and are now looking at prospects for resurgence in 2003 with skepticism. However, we believe the slide in the market has unveiled some interesting investment opportunities. Many companies that were once untouchable because of lofty stock valuations have declined below what we believe these companies are worth today. We also believe that many of these securities are trading at levels that reflect their businesses' worst-case scenarios. A number of stocks, especially in the consumer staples industry, have lofty valuations because they are considered safe havens. We strive to choose companies that generate good cash flow returns on investment and have less sensitivity to volatile economic factors. However, we attempt to avoid exposure to the downside price risk that many safe-haven stocks feature today. As the economy improves, we expect many of these stocks to underperform while the undervalued companies with good business prospects should rise to more appropriate values.

FUND PERFORMANCE

The Berger Large Cap Value Fund (the "Fund") declined in value by 20.59% (Investor Shares); and 20.17% (Institutional Shares) during the fiscal year, compared with a 16.95% decline posted by its benchmark, the Russell 1000 Value Index.(1) The Fund returned a disappointing performance this year primarily because of its underweighting in the consumer staples and exposure to certain financial companies.

In particular, we were disappointed with the performance of The St. Paul Companies. St. Paul was hit hard this year with issues surrounding asbestos liability, and we sold the position. Although we believe strongly in CEO Jay Fishman and his ability to leverage St. Paul's strengths and drive profitability higher, the unknown liabilities give us pause.

The consumer sector posted mixed results this period. We were disappointed with the performance of AOL Time Warner. AOL experienced slower growth in new online subscribers, and there are fears that the trend toward high-speed Internet access will drive customers away from AOL's services. In addition, the weak advertising market continued to put pressure on the stock, and we sold the Fund's position. We were relatively pleased with Black & Decker. We believe Black & Decker's hardware, tools, locks and plumbing will all be in strong demand by both new homeowners and construction crews. In addition, Black & Decker's continued focus on streamlining operations and lowering manufacturing and distribution costs has driven its stock price higher.

Within the energy sector, we were disappointed with both ExxonMobile and ChevronTexaco. As the economy shows sluggish growth, demand for energy remains modest. We believe troubles in the Middle East could put further pressure on the economy, reducing the demand for energy and thus lowering energy prices. However, if current Iraq leadership is deposed, we believe there could be less volatility in the region, which would help to stabilize the energy markets. We continue to hold these major integrated energy companies in the belief that their oil reserves offer significant value to investors.

The Fund's technology holdings also posted mixed results. The Fund's performance was hurt by Convergys Corp., but was helped by ITT Corp. Convergys' growth slowed dramatically as its telephone company customers ratcheted back spending on billing systems and call center outsourcing. We believe that these lines of business will return to health at some point, but the nearer-term outlook is not good, and we sold the position. ITT continues to win new business in the defense sector as the government scrambles to purchase the latest in electronic defense. ITT's margins are improving thanks to management's actions in streamlining costs and implementing better manufacturing, purchasing and distribution practices. As the stock continued its rise, we became uncomfortable with the lofty valuation and sold the stock.

The Fund's brightest sector was healthcare. We were pleased with the performance of both Johnson & Johnson and Aetna. J&J was added to the portfolio after its stock took a hard fall in July. We believe good growth in pharmaceuticals and medical products is driving this company's cash flow higher. Although we believe the rise in the stock this quarter makes the upside less compelling in the future, we continue to hold it as its price remains under our target price. Aetna experienced good performance this year, we believe, as a result of lower costs, better pricing and more discipline in bidding for business.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding good opportunities following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. The economy will likely generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

PERFORMANCE OVERVIEW
================================================================================

BERGER LARGE CAP VALUE FUND -
INVESTOR SHARES - GROWTH OF $10,000

                               [GRAPH]

                                      9/30/02
Berger Large Cap Value Fund -
Investor Shares                       $7,941

Russell 1000 Value Index              $8,305

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year/Life of Fund (9/28/01)        (20.59)%

--------------------------------------------------------------------------------

BERGER LARGE CAP VALUE FUND - INSTITUTIONAL SHARES - GROWTH OF $250,000

                            [GRAPH]

                                      9/30/02
Berger Large Cap Value Fund -
Institutional Shares                   $199,567

Russell 1000 Value Index               $207,628

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year/Life of Fund (9/28/01)        (20.17)%

(1) The Russell 1000(R) Value Index represents large capitalization U.S. stocks with less-than-average growth orientation. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate,and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Please visit our web site at www.berger.com for more current performance information.


                        Berger Funds o September 30, 2002 Combined Annual Report

48


BERGER LARGE CAP
VALUE FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.32%)
Banks - Money Center (3.22%)
       6,831     Bank of New York Co., Inc.                             $196,323
--------------------------------------------------------------------------------

Banks - Super Regional (14.23%)
       4,120     BB&T Corp.                                              144,365
       9,324     Mellon Financial Corp.                                  241,771
       3,794     PNC Financial Services Group                            159,993
       6,657     Wells Fargo & Co.                                       320,601
--------------------------------------------------------------------------------
                                                                         866,730
--------------------------------------------------------------------------------

Commercial Services - Advertising (2.01%)
       7,716     Interpublic Group Cos., Inc.                            122,299
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (2.05%)
       3,595     Automatic Data Processing, Inc.                         124,998
--------------------------------------------------------------------------------

Computer Software - Security (2.24%)
       4,054     Symantec Corp.*                                         136,498
--------------------------------------------------------------------------------

Diversified Operations (9.47%)
       5,272     Emerson Electric Co.                                    231,652
       7,872     Tyco International Ltd.                                 110,995
       4,149     United Technologies Corp.                               234,377
--------------------------------------------------------------------------------
                                                                         577,024
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (1.74%)
       7,627     Intel Corp.                                             105,939
--------------------------------------------------------------------------------

Finance - Investment Management (2.90%)
       4,574     State Street Corp.                                      176,739
--------------------------------------------------------------------------------

Finance - Reit (6.96%)
       5,376     Equity Office Properties Trust                          138,808
      11,443     Prologis                                                285,045
--------------------------------------------------------------------------------
                                                                         423,853
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.82%)
       3,970     First Data Corp.                                        110,962
--------------------------------------------------------------------------------

Household - Housewares (2.48%)
       4,901     Newell Rubbermaid, Inc.                                 151,294
--------------------------------------------------------------------------------

Insurance - Diversified (1.93%)
       2,151     American International Group, Inc.                      117,660
--------------------------------------------------------------------------------

Media - Books (5.28%)
       5,255     McGraw-Hill Companies, Inc.                             321,711
--------------------------------------------------------------------------------

Medical - Drug/Diversified (2.65%)
       2,982     Johnson & Johnson                                       161,267
--------------------------------------------------------------------------------

Medical - Ethical Drugs (2.30%)
       3,062     Merck & Co., Inc.                                       139,964
--------------------------------------------------------------------------------


                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (94.32%) -- CONTINUED

Medical - Health Maintenance Organizations (4.51%)
       7,677     Aetna, Inc.                                          $  274,913
--------------------------------------------------------------------------------

Medical - Products (5.26%)
       6,360     Baxter International, Inc.                              194,298
       3,902     Guidant Corp.*                                          126,074
--------------------------------------------------------------------------------
                                                                         320,372
--------------------------------------------------------------------------------

Medical/Dental - Supplies (2.81%)
       6,026     Becton Dickinson & Co.                                  171,138
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (9.83%)
       4,594     ChevronTexaco Corp.                                     318,134
       8,794     Exxon Mobil Corp.                                       280,529
--------------------------------------------------------------------------------
                                                                         598,663
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (1.66%)
       5,165     Duke Energy Corp.                                       100,976
--------------------------------------------------------------------------------

Retail - Department Stores (2.18%)
       8,355     Penney (J.C.) Co.                                       133,012
--------------------------------------------------------------------------------

Retail - Drug Stores (2.74%)
       6,595     CVS Corp.                                               167,183
--------------------------------------------------------------------------------

Retail - Restaurants (2.12%)
       7,314     McDonald's Corp.                                        129,165
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.93%)
       5,285     Safeway, Inc.*                                          117,855
--------------------------------------------------------------------------------

Total Common Stock
(Cost $7,087,818)                                                      5,746,538
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (5.98%)
    $364,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $364,019#                          364,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $364,000)                                                          364,000
--------------------------------------------------------------------------------
Total Investments (Cost $7,451,818) (100.30%)                          6,110,538
Total Other Assets, Less Liabilities (-0.30%)                            (18,056)
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                  $6,092,482
--------------------------------------------------------------------------------

*Non-income producing security
# - The repurchase agreement is fully collateralized by Fannie Mae Agency Note with a value of $374,031.
    REIT - Real Estate Investment Trust.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

                          Ticker Symbol                                    BEBAX
                          Fund Number                                        213
BERGER                    PORTFOLIO MANAGER COMMENTARY  WILLIAM F.K. SCHAFF, CFA
BALANCED FUND                                                   STEVE BLOCK, CFA
================================================================================

MARKET CONDITIONS

The economy does not appear to be snapping back as quickly as investors had originally expected. This malaise has driven down the equity markets. Investors appear to have given up on a 2002 recovery and are now looking at prospects for resurgence in 2003 with skepticism. However, we believe the slide in the market has unveiled some interesting investment opportunities. Many companies that were once untouchable because of lofty stock valuations have declined below what we believe these companies are worth today. We also believe that many of these securities are trading at levels that reflect their businesses' worst-case scenarios. A number of stocks, especially in the consumer staples industry, have lofty valuations because they are considered safe havens. We strive to choose companies that generate good cash flow returns on investment and have less sensitivity to volatile economic factors. However, we attempt to avoid exposure to the downside price risk that many safe-haven stocks feature today. As the economy improves, we expect many of these stocks to underperform while the undervalued companies with good business prospects should rise to more appropriate values.

FUND PERFORMANCE

The Berger Balanced Fund (the "Fund") declined in value by 17.76% this fiscal year, compared with declines of 20.49% in its benchmark, the S&P 500 Index,(1) and 6.92% in the Blended Index.(2) The Fund's equity component returned disappointing performance this year primarily because of its underweighting in the consumer staples and exposure to certain financial companies.

In particular, we were disappointed with the performance of The St. Paul Companies. St. Paul was hit hard this year with issues surrounding asbestos liability and we sold the position. Although we believe strongly in CEO Jay Fishman and his ability to leverage St. Paul's strengths and drive profitability higher, the unknown liabilities give us pause.

The consumer sector posted mixed results this period. We were disappointed with the performance of AOL Time Warner. AOL experienced slower growth in new online subscribers, and there are fears that the trend toward high-speed Internet access will drive customers away from AOL's services. In addition, the weak advertising market continued to put pressure on the stock, and we sold the Fund's position.

Within the energy sector, we were disappointed with both Exxon Mobil and ChevronTexaco. As the economy shows sluggish growth, demand for energy remains modest. We believe troubles in the Middle East could put further pressure on the economy, reducing the demand for energy, thus lowering energy prices. However, if current Iraq leadership is deposed, we believe there could be less volatility in the region, which would help to stabilize the energy markets. We continue to hold these major integrated energy companies in the belief that their oil reserves offer significant value to investors.

The Fund's technology holdings also posted mixed results. The Fund's performance was hurt by Convergys Corp. Convergys' growth slowed dramatically as its telephone company customers ratcheted back spending on billing systems and call center outsourcing. We believe that these lines of business will return to health at some point, but the nearer-term outlook is not good, and we sold the position.

The Fund's brightest sector was healthcare. We were pleased with the performance of both Johnson & Johnson and Aetna. J&J was added to the portfolio after its stock took a hard fall in July. We believe good growth in pharmaceuticals and medical products is driving this company's cash flow higher. Although we believe the rise in the stock this quarter makes the upside less compelling in the future, we continue to hold it as its price remains under our target price. Aetna experienced good performance this year, we believe, as a result of lower costs, better pricing and more discipline in bidding for business.

The fixed-income portion of the portfolio remains invested in high-quality bonds with shorter-term durations. This positioning has provided some income and relative stability in a volatile market. This year, however, long-term interest rates retreated to 40-year lows. Thus,the longer-term bonds in the benchmark performed quite well, thus boosting its performance. In our anticipation of rising long-term rates over the next year, we continue to believe that shorter-term and intermediate-term bonds should generate solid performance.

OUTLOOK

The economy is not growing as quickly as was expected just a few months ago. Spending by consumers, which comprises two-thirds of the country's GDP, has been responsible for keeping us out of a prolonged recession. However, consumers may cut their spending as they are frightened by further declines in the stock market and higher unemployment. Meanwhile corporations have continued to curtail capital spending because of overcapacity and a desire to conserve their cash flow. Economists now expect only flat to modest growth for corporate capital spending in 2003. We expect the U.S. economy to grow modestly in 2003 after a meager increase in 2001 and a lackluster increase forecasted for 2002. The stock market is still trying to come to terms with the largest financial bubble in U.S. history, and those excesses are not easily erased. We are finding good opportunities following the significant market declines this year. Many opportunities arise because we don't believe the market is perfectly efficient. The economy will likely generate modest growth in the coming years, but the valuations seen in the equity markets might not yet reflect these moderate growth trends of the future.


                        Berger Funds o September 30, 2002 Combined Annual Report

50


PERFORMANCE OVERVIEW
================================================================================

BERGER BALANCED FUND - GROWTH OF $10,000

                                    [GRAPH]

                                                       9/30/02
Berger Balanced Fund                                   $17,345

S&P 500 Index                                          $ 9,214

Blended Index                                          $11,959


AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2002

One Year                               (17.76)%
Five Year/Life of Fund (9/30/97)        11.64%

(1) The Standard and Poor's 500 Index is a market capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index is unmanaged and includes reinvestment of dividends and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

(2) The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Government/Credit Index. The Index is unmanaged and includes reinvestment of dividends, income and capital gains, but does not reflect management fees, trading costs and other expenses. Investors cannot actually make investments in the Index.

Opinions and forecasts regarding sectors, industries, companies and/or themes are subject to change at any time based on market conditions and should not be construed as a recommendation of any specific security. Portfolio holdings and composition are subject to change.

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Performance information provided in this report does not reflect the deduction of taxes shareholders may pay on Fund distributions or the redemption of Fund shares. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Adviser was beginning to implement the Fund's long-term approach to equity management. Please visit our web site at www.berger.com for more current performance information.

================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
COMMON STOCK (55.40%)
Banks - Money Center (1.83%)
      33,900     Bank of New York Co., Inc.                         $    974,286
--------------------------------------------------------------------------------

Banks - Super Regional (8.08%)
      19,100     BB&T Corp.                                              669,264
      46,700     Mellon Financial Corp.                                1,210,931
      19,300     PNC Financial Services Group                            813,881
      33,600     Wells Fargo & Co.                                     1,618,176
--------------------------------------------------------------------------------
                                                                       4,312,252
--------------------------------------------------------------------------------

Commercial Services - Advertising (1.23%)
      41,300     Interpublic Group Cos., Inc.                            654,605
--------------------------------------------------------------------------------

Commercial Services - Miscellaneous (1.26%)
      19,300     Automatic Data Processing, Inc.                         671,061
--------------------------------------------------------------------------------

Computer Software - Security (1.37%)
      21,700     Symantec Corp.*                                         730,639
--------------------------------------------------------------------------------

Diversified Operations (5.94%)
      26,000     Emerson Electric Co.                                 $1,142,440
      62,300     Tyco International Ltd.                                 878,430
      20,300     United Technologies Corp.                             1,146,747
--------------------------------------------------------------------------------
                                                                       3,167,617
--------------------------------------------------------------------------------

Electronics - Semiconductor Manufacturing (0.97%)
      37,200     Intel Corp.                                             516,708
--------------------------------------------------------------------------------

Finance - Investment Management (1.69%)
      23,300     State Street Corp.                                      900,312
--------------------------------------------------------------------------------

Finance - Reit (4.00%)
      27,800     Equity Office Properties Trust                          717,796
      56,900     Prologis                                              1,417,379
--------------------------------------------------------------------------------
                                                                       2,135,175
--------------------------------------------------------------------------------

Financial Services - Miscellaneous (1.09%)
      20,800     First Data Corp.                                        581,360
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds

BERGER
BALANCED FUND
================================================================================

SCHEDULE OF INVESTMENTS

                                                              September 30, 2002
--------------------------------------------------------------------------------
Shares/Par Value                                                           Value
--------------------------------------------------------------------------------
COMMON STOCK (55.40%) - CONTINUED
Household - Housewares (1.39%)
      24,000     Newell Rubbermaid, Inc.                            $    740,880
--------------------------------------------------------------------------------

Insurance - Diversified (1.23%)
      12,000     American International Group, Inc.                      656,400
--------------------------------------------------------------------------------

Media - Books (2.91%)
      25,400     McGraw-Hill Companies, Inc.                           1,554,988
--------------------------------------------------------------------------------

Medical - Drug/Diversified (1.56%)
      15,400     Johnson & Johnson                                       832,832
--------------------------------------------------------------------------------

Medical - Ethical Drugs (1.32%)
      15,400     Merck & Co., Inc.                                       703,934
--------------------------------------------------------------------------------

Medical - Health Maintenance Organizations (2.58%)
      38,500     Aetna, Inc.                                           1,378,685
--------------------------------------------------------------------------------

Medical - Products (3.12%)
      32,700     Baxter International, Inc.                              998,985
      20,700     Guidant Corp.*                                          668,817
--------------------------------------------------------------------------------
                                                                       1,667,802
--------------------------------------------------------------------------------

Medical/Dental - Supplies (1.49%)
      28,000     Becton Dickinson & Co.                                  795,200
--------------------------------------------------------------------------------

Oil & Gas - International Integrated (5.52%)
      22,500     ChevronTexaco Corp.                                   1,558,125
      43,500     Exxon Mobil Corp.                                     1,387,650
--------------------------------------------------------------------------------
                                                                       2,945,775
--------------------------------------------------------------------------------

Oil & Gas - Refining/Marketing (1.67%)
      45,700     Duke Energy Corp.                                       893,435
--------------------------------------------------------------------------------

Retail - Department Stores (1.30%)
      43,700     Penney (J.C.) Co.                                       695,704
--------------------------------------------------------------------------------

Retail - Drug Stores (1.49%)
      31,400     CVS Corp.                                               795,990
--------------------------------------------------------------------------------

Retail - Restaurants (1.22%)
      36,800     McDonald's Corp.                                        649,888
--------------------------------------------------------------------------------

Retail - Super/Mini Markets (1.14%)
      27,200     Safeway, Inc.*                                          606,560
--------------------------------------------------------------------------------

Total Common Stock
(Cost $36,080,782)                                                    29,562,088
--------------------------------------------------------------------------------

CORPORATE DEBT - NON-CONVERTIBLE (16.35%)
Banks - Money Center (4.30%)
  $2,000,000     Citigroup, Inc.;
                 7.25%, 10/01/10                                       2,295,680
--------------------------------------------------------------------------------

Computer - Manufacturers (3.94%)
  $2,000,000     International Business Machines Corp.;
                 5.63%, 04/12/04                                    $  2,101,064
--------------------------------------------------------------------------------

Finance - Consumer/Commercial Loans (4.00%)
   2,000,000     General Electric Capital Corp.;
                 5.88%, 02/15/12                                       2,134,266
--------------------------------------------------------------------------------

Retail - Major Discount Chains (4.11%)
   2,000,000     Wal-Mart Stores, Inc.;
                 5.45%, 08/01/06                                       2,195,112
--------------------------------------------------------------------------------
Total Corporate Debt - Non-Convertible
(Cost $8,066,873)                                                      8,726,122
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (20.48%)
  $2,000,000     Freddie Mac Agency Note;
                 6.25%, 07/15/04                                       2,148,746
   3,000,000     Fannie Mae Agency Note;
                 7.13%, 02/15/05                                       3,338,706
   2,000,000     Fannie Mae Agency Note;
                 4.75%, 01/02/07                                       2,105,818
   3,000,000     Fannie Mae Agency Note;
                 6.25%, 02/01/11                                       3,337,167
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
(Cost $9,986,360)                                                     10,930,437
--------------------------------------------------------------------------------

U.S. TREASURY NOTES (4.61%)
  $2,229,500     U. S.Treasury Inflation-Indexed Note;
                 3.625%, 1/15/08                                       2,460,115
--------------------------------------------------------------------------------
Total U.S.Treasury Notes
(Cost $2,331,613)                                                      2,460,115
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.80%)
  $1,495,000     State Street Repurchase Agreement,
                 1.88%, dated 9/30/02, due 10/1/02,
                 to be repurchased at $1,495,078#                      1,495,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
(Cost $1,495,000)                                                      1,495,000
--------------------------------------------------------------------------------
Total Investments (Cost $57,960,628) (99.64%)                         53,173,762
Total Other Assets, Less Liabilities (0.36%)                             193,896
--------------------------------------------------------------------------------
Net Assets (100.00%)                                                $ 53,367,658
--------------------------------------------------------------------------------

* Non-income producing security
# - The repurchase agreement is fully collateralized by Freddie Mac Agency Note with a value of $1,524,900.
REIT - Real Estate Investment Trust.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

52


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                          Berger           Berger
                                                                        Berger         Large Cap          Mid Cap
September 30, 2002                                                 Growth Fund       Growth Fund       Growth Fund
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at cost                                            $  551,980,651    $  217,282,088    $   99,019,318
---------------------------------------------------------------------------------------------------------------------
Investments, at value
     Unaffiliated issuers                                       $  506,268,452    $  184,895,409    $   90,848,495
     Affiliates                                                             --                --                --
---------------------------------------------------------------------------------------------------------------------
Total Investments                                                  506,268,452       184,895,409        90,848,495(1)
Cash                                                                       325               657               598
Receivables
     Investment securities sold                                     61,813,999         1,122,700           520,976
     Fund shares sold                                                  138,444            18,141            41,741
     Dividends                                                         400,873           291,916            21,448
     Interest                                                            1,790                83            26,065
     Due from Adviser                                                   79,867            24,811            14,026
Other investments (Note 3)                                                  --                --         6,420,257
---------------------------------------------------------------------------------------------------------------------
        Total Assets                                               568,703,750       186,353,717        97,893,606
---------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
     Investment securities purchased                               114,120,234                --                --
     Fund shares redeemed                                              400,130           227,096            95,140
     Interest                                                               --                --                --
     Securities loaned                                                      --                --         6,420,257
Accrued investment advisory fees                                       299,455           124,057            58,442
Accrued custodian and accounting fees                                    9,420             4,172             2,430
Accrued transfer agent fees                                            584,621           174,759           205,113
Accrued 12b-1 fees                                                      99,835            41,352            19,480
Accrued audit fees                                                      25,700            23,690            18,220
Other accrued expenses                                                      --                --                --
---------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                          115,539,395           595,126         6,819,082
---------------------------------------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  453,164,355    $  185,758,591    $   91,074,524
---------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                         $1,126,490,008    $  378,111,166    $  294,001,253
Undistributed net investment income/
     (Accumulated net investment loss)                                (407,231)          (84,354)           (4,776)
Undistributed net realized gain/(Accumulated net realized
     loss) on securities and foreign currency transactions        (627,206,223)     (159,881,542)     (194,751,130)
Net unrealized appreciation (depreciation) on
     securities and foreign currency transactions                  (45,712,199)      (32,386,679)       (8,170,823)
---------------------------------------------------------------------------------------------------------------------
                                                                $  453,164,355    $  185,758,591    $   91,074,524
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding                                                  91,030,115        26,801,682        11,864,727
---------------------------------------------------------------------------------------------------------------------
Shares Authorized (par value $0.01)                                200,000,000       100,000,000         Unlimited
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE        $         4.98    $         6.93    $         7.68
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
     Investor Shares                                                       N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Institutional Shares                                                  N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------
     Service Shares                                                        N/A               N/A               N/A
---------------------------------------------------------------------------------------------------------------------

(1) See Note 3 for information regarding the value of securities on loan.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                           53

                                                                                                         Financial Statements

=============================================================================================================================

        Berger            Berger             Berger             Berger            Berger             Berger            Berger
 Small Company        Information         Small Cap          Small Cap           Mid Cap          Large Cap          Balanced
   Growth Fund    Technology Fund        Value Fund      Value Fund II        Value Fund         Value Fund              Fund
------------------------------------------------------------------------------------------------------------------------------
$  319,168,312     $   43,831,126     $3,142,036,614    $    8,645,273    $1,050,732,288     $    7,451,818    $   57,960,628
------------------------------------------------------------------------------------------------------------------------------

$  321,789,691     $   19,124,880     $  978,994,359    $    7,290,079    $  893,097,237     $    6,110,538    $   53,173,762
            --                 --      1,707,691,854                --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------
   321,789,691(1)      19,124,880(1)   2,686,686,213         7,290,079       893,097,237(1)       6,110,538        53,173,762
       901,133                806                382               491               294              1,231             3,445

     4,991,737                 --         11,515,837           391,601         7,641,213                 --                --
       401,121             23,970          6,663,626            45,838        13,970,349                776            64,541
       154,983              6,645          1,997,700            12,294         1,051,688              5,132            26,982
         1,121                  6             11,375                19             4,623                 19           284,122
        45,635             21,525             39,047                --                --              4,596             4,148
    78,325,254          2,251,080                 --                --        74,611,087                 --                --
------------------------------------------------------------------------------------------------------------------------------
   406,610,675         21,428,912      2,706,914,180         7,740,322       990,376,491          6,122,292        53,557,000
------------------------------------------------------------------------------------------------------------------------------


        74,911                 --          6,795,515           547,006        17,981,907                 --                --
     1,589,937             75,707         13,076,784             3,305         3,748,710              3,880            94,311
            --                 --                 --                --                --                204                --
    78,325,254          2,251,080                 --                --        74,611,087                 --                --
       239,240             17,530          1,853,117             8,350           543,434              4,592            32,259
        10,865              2,093             43,437             2,506            10,006              1,996             1,277
       405,466             60,953            278,627             5,076            94,764              3,659            31,474
        70,276              1,564            325,387             1,099           163,342                579            11,521
        25,900             18,500             35,660            13,700            21,900             14,900            18,500
            --              1,180                 --                --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------
    80,741,849          2,428,607         22,408,527           581,042        97,175,150             29,810           189,342
------------------------------------------------------------------------------------------------------------------------------

$  325,868,826     $   19,000,305     $2,684,505,653    $    7,159,280    $  893,201,341     $    6,092,482    $   53,367,658
------------------------------------------------------------------------------------------------------------------------------

$  988,986,901     $   85,589,300     $3,021,829,566    $    8,569,816    $1,070,090,849     $    9,107,831    $   87,951,839

      (159,200)            (3,978)         4,949,471               (83)        1,709,000             39,927           790,801

  (665,580,254)       (41,878,770)       113,077,017           (55,259)      (20,963,457)        (1,713,996)      (30,588,116)

     2,621,379        (24,706,247)      (455,350,401)       (1,355,194)     (157,635,051)        (1,341,280)       (4,786,866)
------------------------------------------------------------------------------------------------------------------------------
$  325,868,826     $   19,000,305     $2,684,505,653    $    7,159,280    $  893,201,341     $    6,092,482    $   53,367,658
------------------------------------------------------------------------------------------------------------------------------
   201,177,905          5,807,125        121,938,003           866,866        65,131,968            768,639         5,226,928
------------------------------------------------------------------------------------------------------------------------------
     Unlimited          Unlimited          Unlimited         Unlimited         Unlimited          Unlimited         Unlimited
------------------------------------------------------------------------------------------------------------------------------

           N/A                N/A                N/A               N/A               N/A                N/A    $        10.21
------------------------------------------------------------------------------------------------------------------------------

$  325,454,971     $   14,657,106     $1,461,278,441    $    4,921,242    $  782,100,513     $    2,624,215               N/A
------------------------------------------------------------------------------------------------------------------------------
$      413,855     $    4,343,199     $1,223,227,212    $    1,879,144    $  111,100,828     $    3,468,267               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A    $      358,894               N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------

   200,926,976          4,496,132         66,533,211           595,844        57,036,860            331,646               N/A
------------------------------------------------------------------------------------------------------------------------------
       250,929          1,310,993         55,404,792           227,480         8,095,108            436,993               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A            43,542               N/A                N/A               N/A
------------------------------------------------------------------------------------------------------------------------------

         $1.62              $3.26             $21.96             $8.26            $13.71              $7.91               N/A
------------------------------------------------------------------------------------------------------------------------------
         $1.65              $3.31             $22.08             $8.26            $13.72              $7.94               N/A
------------------------------------------------------------------------------------------------------------------------------
           N/A                N/A                N/A             $8.24               N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

54


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF OPERATIONS

                                                                                   Berger             Berger
                                                                Berger          Large Cap            Mid Cap
For the year or period ended September 30, 2002            Growth Fund        Growth Fund        Growth Fund
-------------------------------------------------------------------------------------------------------------
Income
   Dividends (net of foreign taxes withheld)            $    2,686,599     $    1,973,108     $       96,344
   Dividends from affiliates                                        --                 --                 --
   Interest                                                    702,682            217,606            151,894
   Securities lending income                                        --                 --             39,786
-------------------------------------------------------------------------------------------------------------
      Total Income                                           3,389,281          2,190,714            288,024
-------------------------------------------------------------------------------------------------------------

EXPENSES
   Investment advisory fees                                  5,072,427          2,183,936            476,199
   Accounting fees                                              59,180             25,683              8,504
   Custodian fees                                               62,296             25,849             13,395
   Transfer agent fees
      Investor Shares or single-class Funds                  2,420,967            754,706            424,024
      Institutional Shares                                          --                 --                 --
      Service Shares                                                --                 --                 --
   Registration fees                                            37,703             34,105             22,148
   12b-1 fees
      Investor Shares or single-class Funds                  1,726,524            729,689            159,585
      Service Shares                                                --                 --                 --
   Service fees (Service Shares only)                               --                 --                 --
   Audit fees                                                   13,775             26,552             11,342
   Legal fees                                                   20,076              8,836              1,658
   Directors'/Trustees' fees and expenses                       56,717             24,689              5,049
   Shareholder reporting fees                                  887,912            200,772            132,363
   Amortization of deferred organization costs                      --                 --                 --
   Interest expense                                             14,563              5,961                760
   Other expenses                                               24,424              9,837              3,072
-------------------------------------------------------------------------------------------------------------
      Gross Expenses                                        10,396,564          4,030,615          1,258,099
      Less fees waived and/or reimbursed by Adviser           (389,930)          (124,144)           (67,917)
      Less brokerage credits                                   (13,816)           (12,100)            (3,325)
      Less earnings credits                                     (1,627)              (367)              (659)
-------------------------------------------------------------------------------------------------------------
      Net Expenses                                           9,991,191          3,894,004          1,186,198
-------------------------------------------------------------------------------------------------------------
      Net Investment Income (Loss)                          (6,601,910)        (1,703,290)          (898,174)
-------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and
   foreign currency transactions                          (263,805,674)       (98,716,621)       (46,991,570)
Net realized loss on futures contracts                              --                 --                 --
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions          91,862,074         20,987,367            515,603
-------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities
   and Foreign Currency Transactions                      (171,943,600)       (77,729,254)       (46,475,967)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (178,545,510)    $  (79,432,544)    $  (47,374,141)
-------------------------------------------------------------------------------------------------------------

FOREIGN TAXES WITHHELD                                  $       20,256     $       11,318                 --
=============================================================================================================

(1) For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                                55


                                                                                                              Financial Statements

==================================================================================================================================

        Berger             Berger             Berger               Berger             Berger             Berger             Berger
 Small Company        Information          Small Cap            Small Cap            Mid Cap          Large Cap           Balanced
   Growth Fund    Technology Fund         Value Fund     Value Fund II(1)         Value Fund         Value Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------------
$      750,430     $       57,136     $    8,012,187       $       54,061     $    6,693,829     $      149,314     $      449,162
            --                 --         30,567,600                   --                 --                 --                 --
       361,033             39,493          6,440,016                3,751          1,705,912              6,739          1,715,617
       810,487             23,070                 --                   --            153,529                 --             14,285
-----------------------------------------------------------------------------------------------------------------------------------
     1,921,950            119,699         45,019,803               57,812          8,553,270            156,053          2,179,064
-----------------------------------------------------------------------------------------------------------------------------------


     4,829,140            374,075         25,688,139               26,495          4,360,105             59,683            547,379
        68,055             19,127            293,646                9,154             54,263             15,526              7,817
        78,350              2,000            262,157               24,898             65,662              7,189              9,365

     1,799,732            177,217          1,524,385                9,516            576,686             10,698            159,334
         1,422             31,882            105,483                  428                 11              1,771                 --
            --                 --                 --                  263                 --                 --                 --
       106,638             33,359            413,819                7,094            126,748             17,864             20,221

     1,432,800             66,456          4,526,411                5,072          1,409,112              6,060            194,205
            --                 --                 --                  325                 --                 --                 --
            --                 --                 --                  334                 --                 --                 --
        32,793             23,833             48,738               13,700             27,761             15,656             20,857
        16,293              1,222             82,857                1,894             12,106                121              4,026
        47,432              3,593            271,720                  238             45,847                602              6,527
       465,120             49,694            427,993                  613            111,876              1,564             40,896
            --              1,910                 --                   --                 --                 --                 --
        12,452              1,077             52,135                   --              4,962                451              1,729
        20,122              1,530             83,410                   --             14,716                184              2,592
-----------------------------------------------------------------------------------------------------------------------------------
     8,910,349            786,975         33,780,893              100,024          6,809,855            137,369          1,014,948
      (246,154)           (34,428)          (374,258)             (10,589)                --            (25,488)           (26,534)
       (36,076)            (1,505)           (61,833)                (308)           (24,883)              (874)            (1,425)
        (5,818)               (11)            (2,994)                 (13)              (603)              (249)              (187)
-----------------------------------------------------------------------------------------------------------------------------------
     8,622,301            751,031         33,341,808               89,114          6,784,369            110,758            986,802
-----------------------------------------------------------------------------------------------------------------------------------
    (6,700,351)          (631,332)        11,677,995              (31,302)         1,768,901             45,295          1,192,262
-----------------------------------------------------------------------------------------------------------------------------------




  (246,526,202)       (13,986,976)       153,362,574              (55,259)       (19,119,589)        (1,703,012)       (18,062,227)
            --                 --                 --                   --           (583,649)                --                 --

    82,307,941          2,214,820       (315,557,924)          (1,355,194)      (142,238,809)        (1,341,280)         4,674,806
-----------------------------------------------------------------------------------------------------------------------------------

  (164,218,261)       (11,772,156)      (162,195,350)          (1,410,453)      (161,942,047)        (3,044,292)       (13,387,421)
-----------------------------------------------------------------------------------------------------------------------------------
$ (170,918,612)    $  (12,403,488)    $ (150,517,355)      $   (1,441,755)    $ (160,173,146)    $   (2,998,997)    $  (12,195,159)
-----------------------------------------------------------------------------------------------------------------------------------

            --     $        1,249                 --                   --     $        7,605                 --     $        2,131
===================================================================================================================================


                        Berger Funds o September 30, 2002 Combined Annual Report

56

FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Berger
                                                                                          Growth Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                        Years Ended September 30,
                                                                                         2002                2001
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                           $    (6,601,910)    $    (9,252,779)
Net realized loss on securities and foreign currency transactions                (263,805,674)       (351,493,347)
Net change in unrealized appreciation (depreciation) on securities and
  foreign currency transactions                                                    91,862,074        (769,010,982)
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                             (178,545,510)     (1,129,757,108)
-------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Investor Shares or single-class Funds                                                    --        (251,329,238)
  Institutional Shares                                                                     --                  --
-------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                              --        (251,329,238)
-------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE 6)
Proceeds from shares sold                                                          33,628,701          87,306,935
Shares issued in merger (Note 7)                                                   17,248,651                  --
Net asset value of shares issued in reinvestment of distributions                          --         244,279,275
Payments for shares redeemed                                                     (142,144,115)       (175,295,719)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions        (91,266,763)        156,290,491
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                            (269,812,273)     (1,224,795,855)

NET ASSETS
Beginning of period                                                               722,976,628       1,947,772,483
-------------------------------------------------------------------------------------------------------------------
End of period                                                                 $   453,164,355     $   722,976,628
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                               $      (407,231)    $      (392,786)
-------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES(1) (NOTE 6)
Shares sold                                                                         4,455,634           7,416,148
Shares issued in merger (Note 7)                                                    2,523,947                  --
Shares issued to shareholders in reinvestment of distributions                             --          19,907,779
Shares redeemed                                                                   (20,033,693)        (16,567,814)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                 (13,054,112)         10,756,113
Shares outstanding, beginning of period                                           104,084,227          93,328,114
-------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                  91,030,115         104,084,227
-------------------------------------------------------------------------------------------------------------------

(1) Share data for Berger Information Technology Fund for the year ended September 30, 2001 have been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                                 57


                                                                                                               Financial Statements

===================================================================================================================================

            Berger                            Berger                          Berger                             Berger
           Large Cap                          Mid Cap                      Small Company                      Information
          Growth Fund                       Growth Fund                     Growth Fund                     Technology Fund
     Years Ended September 30,        Years Ended September 30,          Years Ended September 30,        Years Ended September 30,
         2002             2001            2002             2001             2002              2001            2002             2001
------------------------------------------------------------------------------------------------------------------------------------
$  (1,703,290)   $     (11,823)   $   (898,174)   $    (724,126)   $  (6,700,351)   $   (8,783,958)   $   (631,332)   $    (819,838)
  (98,716,621)     (59,522,175)    (46,991,570)     (47,626,205)    (246,526,202)     (394,022,060)    (13,986,976)     (26,299,446)
   20,987,367     (259,562,540)        515,603      (29,431,862)      82,307,941      (472,059,274)      2,214,820      (73,183,337)
------------------------------------------------------------------------------------------------------------------------------------
  (79,432,544)    (319,096,538)    (47,374,141)     (77,782,193)    (170,918,612)     (874,865,292)    (12,403,488)    (100,302,621)
------------------------------------------------------------------------------------------------------------------------------------


           --      (69,979,109)             --      (13,016,358)              --      (204,748,863)             --               --
           --               --              --               --               --          (737,016)             --               --
------------------------------------------------------------------------------------------------------------------------------------
           --      (69,979,109)             --      (13,016,358)              --      (205,485,879)             --               --
------------------------------------------------------------------------------------------------------------------------------------


   42,336,173      120,535,392      39,425,721       56,207,595      220,819,242       680,871,860      10,982,522       30,101,600
           --               --     110,079,860               --               --                --              --               --
           --       66,706,853              --       12,109,872               --       198,098,099              --               --
  (95,649,238)    (204,934,895)    (41,475,382)     (69,664,746)    (312,137,574)     (684,939,842)    (18,610,988)     (24,505,589)
------------------------------------------------------------------------------------------------------------------------------------
  (53,313,065)     (17,692,650)    108,030,199       (1,347,279)     (91,318,332)      194,030,117      (7,628,466)       5,596,011
------------------------------------------------------------------------------------------------------------------------------------
 (132,745,609)    (406,768,297)     60,656,058      (92,145,830)    (262,236,944)     (886,321,054)    (20,031,954)     (94,706,610)


  318,504,200      725,272,497      30,418,466      122,564,296      588,105,770     1,474,426,824      39,032,259      133,738,869
------------------------------------------------------------------------------------------------------------------------------------
$ 185,758,591    $ 318,504,200    $ 91,074,524    $  30,418,466    $ 325,868,826    $  588,105,770    $ 19,000,305    $  39,032,259
------------------------------------------------------------------------------------------------------------------------------------
$     (84,354)   $     (75,805)   $     (4,776)   $      (3,023)   $    (159,200)   $     (142,596)   $     (3,978)   $      (2,718)
------------------------------------------------------------------------------------------------------------------------------------



    4,211,872        8,282,604       2,561,413        2,962,788       81,676,301       149,737,471       1,840,839        2,813,600
           --               --      10,509,820               --               --                --              --               --
           --        4,537,881              --          550,199               --        43,252,860              --               --
  (10,128,324)     (13,984,088)     (4,032,440)      (3,657,195)    (119,536,876)     (152,346,276)     (3,827,088)      (2,606,385)
------------------------------------------------------------------------------------------------------------------------------------
   (5,916,452)      (1,163,603)      9,038,793         (144,208)     (37,860,575)       40,644,055      (1,986,249)         207,215
   32,718,134       33,881,737       2,825,934        2,970,142      239,038,480       198,394,425       7,793,374        7,586,159
------------------------------------------------------------------------------------------------------------------------------------
   26,801,682       32,718,134      11,864,727        2,825,934      201,177,905       239,038,480       5,807,125        7,793,374
------------------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

58


FINANCIAL
STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Berger
                                                                                         Small Cap
                                                                                         Value Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                      Years Ended September 30,
                                                                                        2002               2001
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                                 $    11,677,995    $   26,776,506
Net realized gain (loss) on securities and foreign currency transactions         153,362,574       268,383,035
Net realized loss on futures contracts                                                    --                --
Net realized gain on distributions from investment companies                              --                --
Net change in unrealized appreciation (depreciation) on securities and
  foreign currency transactions                                                 (315,557,924)     (254,822,740)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                 (150,517,355)       40,336,801
----------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Investor Shares or single-class Funds                                         (136,630,580)      (69,874,850)
  Institutional Shares                                                          (124,921,066)      (72,984,688)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                   (261,551,646)     (142,859,538)
----------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE 6)
Proceeds from shares sold                                                      1,610,461,167     1,517,783,967
Net asset value of shares issued in reinvestment of distributions                223,009,178       120,761,059
Payments for shares redeemed                                                  (1,300,793,358)     (693,472,953)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions       532,676,987       945,072,073
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                            120,607,986       842,549,336

NET ASSETS
Beginning of period                                                            2,563,897,667     1,721,348,331
----------------------------------------------------------------------------------------------------------------
End of period                                                                $ 2,684,505,653    $2,563,897,667
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)        $     4,949,471    $   17,028,837
----------------------------------------------------------------------------------------------------------------


TRANSACTIONS IN FUND SHARES (NOTE 6)
Shares sold                                                                       57,431,617        56,298,486
Shares issued to shareholders in reinvestment of distributions                     8,019,308         4,976,640
Shares redeemed                                                                  (48,022,367)      (26,112,148)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                 17,428,558        35,162,978
Shares outstanding, beginning of period                                          104,509,445        69,346,467
----------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                121,938,003       104,509,445
----------------------------------------------------------------------------------------------------------------

(1) For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

(2) Includes information for the one day of operations during the period ended September 30, 2001.

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                            Financial Statements

================================================================================

         Berger                          Berger                              Berger                             Berger
       Small Cap                         Mid Cap                           Large Cap                           Balanced
     Value Fund II                      Value Fund                        Value Fund                             Fund
----------------------------------------------------------------------------------------------------------------------------------
Period Ended September 30,           Years Ended September 30,      Year Ended September 30,         Years Ended September 30,
         2002(1)                       2002              2001               2002(2)                    2002              2001
----------------------------------------------------------------------------------------------------------------------------------
        $   (31,302)        $    1,768,901      $     783,338                $    45,295          $  1,192,262    $  2,150,458
            (55,259)           (19,119,589)         7,381,296                 (1,703,012)          (18,062,227)    (11,547,137)
                 --               (583,649)          (254,555)                        --                    --              --
                 --                     --             28,800                         --                    --              --

         (1,355,194)          (142,238,809)       (18,984,240)                (1,341,280)            4,674,806     (29,576,206)
------------------------------------------------------------------------------------------------------------------------------
         (1,441,755)          (160,173,146)       (11,045,361)                (2,998,997)          (12,195,159)    (38,972,885)
------------------------------------------------------------------------------------------------------------------------------


                 --             (5,474,036)        (4,375,166)                    (6,705)             (624,300)    (17,821,966)
                 --                     --                 --                     (9,647)                   --              --
------------------------------------------------------------------------------------------------------------------------------
                 --             (5,474,036)        (4,375,166)                   (16,352)             (624,300)    (17,821,966)
------------------------------------------------------------------------------------------------------------------------------


          9,547,167          1,232,922,509        228,010,909                 14,152,834            12,015,503      41,811,377
                 --              5,242,309          4,132,892                     16,303               607,660      16,018,951
           (946,132)          (327,821,583)      (101,230,761)                (5,061,306)          (36,449,145)    (87,820,111)
------------------------------------------------------------------------------------------------------------------------------
          8,601,035            910,343,235        130,913,040                  9,107,831           (23,825,982)    (29,989,783)
------------------------------------------------------------------------------------------------------------------------------
          7,159,280            744,696,053        115,492,513                  6,092,482           (36,645,441)    (86,784,634)


                 --            148,505,288         33,012,775                         --            90,013,099     176,797,733
------------------------------------------------------------------------------------------------------------------------------
        $ 7,159,280         $  893,201,341      $ 148,505,288                $ 6,092,482          $ 53,367,658    $ 90,013,099
------------------------------------------------------------------------------------------------------------------------------
        $       (83)        $    1,709,000      $     411,645                $    39,927          $    790,801    $    181,054
------------------------------------------------------------------------------------------------------------------------------



            970,662             75,103,808         14,414,041                  1,295,475               951,650       2,662,043
                 --                314,852            302,554                      1,461                45,615       1,051,183
           (103,796)           (20,673,422)        (6,617,457)                  (528,297)           (2,968,906)     (5,638,933)
------------------------------------------------------------------------------------------------------------------------------
            866,866             54,745,238          8,099,138                    768,639            (1,971,641)     (1,925,707)
                 --             10,386,730          2,287,592                         --             7,198,569       9,124,276
------------------------------------------------------------------------------------------------------------------------------
            866,866             65,131,968         10,386,730                    768,639             5,226,928       7,198,569
------------------------------------------------------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

60


BERGER
INTERNATIONAL FUND
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in Berger International Portfolio ("Portfolio"), at value                                                   $12,591,799
Receivable from fund shares sold                                                                                             6,278
-----------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                                      12,598,077
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for fund shares redeemed                                                                                            46,768
Accrued administrative services fee                                                                                          6,460
Accrued 12b-1 fees                                                                                                           3,015
-----------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                                                     56,243
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Applicable to Shares Outstanding                                                                            $12,541,834
-----------------------------------------------------------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus)                                                                                $11,381,503
Accumulated net investment loss                                                                                            (11,580)
Undistributed net realized loss on securities
   and foreign currency transactions                                                                                    (2,954,979)
Net unrealized appreciation on securities and foreign currency transactions                                              4,126,890
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $12,541,834
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                                                        1,796,397
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                               $      6.98
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                                                         Year Ended
                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
   Dividends (net of foreign tax withholding of $61,377)                                                               $   336,463
   Interest                                                                                                                  6,574
   Securities lending income                                                                                                29,259
   Portfolio expenses (net of earnings and brokerage credits totaling $2,055)                                             (178,668)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income Allocated from Portfolio                                                                       193,628
-----------------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES
   Administrative services fee                                                                                              82,993
   12b-1 fees                                                                                                               48,128
   Registration fees                                                                                                        32,663
   Legal fees                                                                                                                  299
-----------------------------------------------------------------------------------------------------------------------------------
   Total Fund Expenses                                                                                                     164,083
-----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Income                                                                                                 29,545
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO
Net realized loss on securities and foreign currency transactions                                                       (3,773,475)
Net change in unrealized appreciation on securities and foreign currency transactions                                    2,708,455
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Securities and Foreign Currency Transactions Allocated from Portfolio               (1,065,020)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $(1,035,475)
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                                                                                         61

                                                                                                       Financial Statements

============================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                                             2002             2001
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                                        $      29,545    $     596,656
Net realized loss on securities and foreign currency transactions allocated from Portfolio      (3,773,475)      (1,947,673)
Net change in unrealized appreciation (depreciation) on securities and foreign currency
   transactions allocated from Portfolio                                                         2,708,455       (5,271,394)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                            (1,035,475)      (6,622,411)
-----------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
Distributions                                                                                   (1,121,115)      (2,266,137)
Tax return of capital                                                                              (18,790)              --
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                                   (1,139,905)      (2,266,137)
-----------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold                                                                      153,606,863      463,495,791
Net asset value of shares issued in reinvestment of distributions                                1,120,101        2,245,778
Payments for shares redeemed                                                                  (166,783,014)    (468,504,500)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Derived from Fund Share Transactions                                (12,056,050)      (2,762,931)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets                                                                     (14,231,430)     (11,651,479)

NET ASSETS
Beginning of period                                                                             26,773,264       38,424,743
-----------------------------------------------------------------------------------------------------------------------------
End of period                                                                                $  12,541,834    $  26,773,264
-----------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(Accumulated net investment loss)                        $     (11,580)   $   1,046,040
-----------------------------------------------------------------------------------------------------------------------------

TRANSACTIONS IN FUND SHARES
Shares sold                                                                                     16,796,697       40,865,615
Shares issued to shareholders in reinvestment of distributions                                     134,303          183,779
Shares redeemed                                                                                (18,064,025)     (40,926,982)
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares                                                               (1,133,025)         122,412
Shares outstanding, beginning of period                                                          2,929,422        2,807,010
-----------------------------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                                                                1,796,397        2,929,422
-----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

62

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Growth Fund ("Growth"), Berger Large Cap Growth Fund ("BLCG"), Berger Mid Cap Growth Fund ("BMCG"), Berger Small Company Growth Fund ("BSCG"), Berger Information Technology Fund ("TECH"), Berger International Fund ("BIF"), Berger Small Cap Value Fund ("BSCV"), Berger Small Cap Value Fund II ("BSCVII"), Berger Mid Cap Value Fund ("BMCV"), Berger Large Cap Value Fund ("BLCV") and Berger Balanced Fund ("BBAL") (individually the "Fund" and collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BLCG are corporations registered in the State of Maryland. BMCG, BSCG,TECH, BSCVII, BMCV, BLCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BIF is one of three series established under the Berger Worldwide Funds Trust ("BWF Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. BSCG, TECH, BSCV, BMCV and BLCV each offer two separate classes of shares; Investor Shares ("BSCG; Inv","TECH; Inv","BSCV; Inv", "BMCV;Inv" and "BLCV;Inv", respectively) and Institutional Shares ("BSCG; Inst","TECH; Inst","BSCV; Inst" "BMCV;Inst", and "BLCV;Inst", respectively). BSCVII offers three classes of shares; Investor Shares ("BSCVII;Inv"), Institutional Shares ("BSCVII;Inst") and Service Shares ("BSCVII;Scv"). All classes of each Fund have identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of BSCV were closed to new investors.

At September 30, 2002, Berger Financial Group LLC ("Berger") owned 12% of the outstanding shares of SCVII.

BIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), the only series established under the Berger Worldwide Portfolios Trust ("BWP Trust").The value of such investment reflects BIF's proportionate interest in the net assets of the Portfolio (10% at September 30, 2002). The Portfolio is also an open-end management investment company and the Fund has the same investment objective and policies as the Portfolio. Since all of BIF's assets are invested in the Portfolio, the performance of BIF will be primarily derived from the investment performance of the Portfolio.The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BIF's financial statements.

Effective January 29, 2001, the directors of the BLCG approved a change in the name and non-fundamental investment strategies of the Fund from a Growth and Income Fund, and in doing so, eliminated the Fund's secondary investment objective. As a result, BLCG will, under normal circumstances, invest at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith pursuant to consistently applied procedures established by the directors/ trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur after the close of the foreign markets but before the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BIF invests all of its investable assets in the Portfolio, the value of BIF's investable assets will be equal to the value of its beneficial interest in the Portfolio.Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements,which are included elsewhere in this report.

CALCULATION OF NET ASSET VALUE

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

FEDERAL INCOME TAX STATUS

It is the Funds' intention to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income, if any, to shareholders.Therefore, no income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Funds adopted the provisions of the Guide and, as a result, amortize discount and premium on debt securities. Prior to October 1, 2001, the Funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds; however the change resulted in a $120,477 reduction in cost of securities and a corresponding $120,477 increase in net unrealized appreciation, based on securities held on October 1, 2001 in BBAL.The effect of this change had no material impact on any other Funds' respective components of net assets or on their changes in net assets from operations for the period ended September 30, 2002.

The effect to BBAL of this change for the year ended September 30, 2002 was to decrease net investment income by $40,745; increase net unrealized depreciation by $95,289; decrease net realized losses by $136,034. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES

Income, expenses (other than those attributable to a specific share class), including earnings and brokerage credits, and gains and losses of BSCG, TECH, BSCV, BSCVII, BMCV and BLCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses, including earnings and brokerage credits of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BIF relative to the other investors in the Portfolio. Expenses directly attributable to BIF are charged against the operations of BIF.

COMMON EXPENSES

Certain expenses, which are not directly allocable to a specific Fund, are allocated pro rata to each of the Funds.

ORGANIZATION COSTS

Expenses incurred in connection with the organization of TECH were amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.  AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to Growth, BLCG, BMCG,BSCG,TECH,BIF (indirectly through its investment in the Portfolio), BSCV, BSCVII, BMCV, BLCV and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:

                                  Average Daily
Fund                              Net Assets                         Annual Rate
--------------------------------------------------------------------------------
Growth, BLCG, BMCG,               First $500 million                     .75%
BMCV, BLCV                        Next $500 million                      .70%
                                  Over $1 billion                        .65%
--------------------------------------------------------------------------------
BSCG,TECH,                        First $500 million                     .85%
BIF(1), BSCV,                     Next $500 million                      .80%
BSCVII                            Over $1 billion                        .75%
--------------------------------------------------------------------------------
BBAL                              First $1 billion                       .70%
                                  Over $1 billion                        .65%
--------------------------------------------------------------------------------

(1) Represents the investment advisory fee paid by the Portfolio based on the average daily net assets of the Portfolio.


                        Berger Funds o September 30, 2002 Combined Annual Report

64

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

All investment advisory fees are accrued daily and paid monthly. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of TECH, BSCVII and BLCV to Bay Isle Financial LLC ("Bay Isle"), a wholly-owned subsidiary of Berger.

Berger has agreed to waive its advisory fee for TECH; Inv and TECH; Inst to the extent that each class' normal operating expenses (including the advisory fee and 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) in any fiscal year exceed 2.00% and 1.50%, respectively, for the fiscal year. Berger has agreed to reimburse BSCG; Inst and BMCV; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% and .25%, respectively, of the class' average daily net assets in any fiscal year. Berger has agreed to reimburse BLCV; Inv and BLCV; Inst to the extent that each class' transfer agency, shareholder reporting and registration fees, in aggregate, exceed .15% and .05%, respectively,of the class' average net assets in any fiscal year. Berger has also agreed to reimburse all classes of BSCVII to the extent that each class' transfer agency, shareholder reporting and registration fees exceed .25% of the class' average net assets.

The Funds have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost (except BIF).

Pursuant to its administrative services agreement with Berger, BIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure all of the services necessary for the operation of BIF (including transfer agency, printing and mailing, pricing services and audit fees) plus 0.02% of BIF's average daily net assets. Under the agreement, Berger is responsible at its own expense for providing or procuring such administrative services, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The BSCG, TECH, BSCV, BMCV and BLCV Plans apply only to the Investor Shares class of each Fund. The BSCVII Plan applies only to the Investor Shares and Service Shares classes of the Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds. During the period in which BSCV; Inv is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. In addition, beginning in June 2002, Berger has voluntarily agreed to waive the 12b-1 fees payable by Growth, BLCG, BMCG, BSCG,TECH and BBAL to the extent that such fees are not utilized by Berger to compensate third-party administrators for distribution activities.

Pursuant to a shareholder services agreement with Berger, BSCVII;Svc pays to Berger a fee at an annual rate equal to 0.25% of its average daily net assets for providing, or for procuring through financial intermediaries, services to shareholders. Berger has agreed to waive such fee to the extent that the fee is not utilized by Berger to pay for costs associated with providing services to shareholders of BSCVII;Scv. The Funds (except BIF) have also entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian. The Funds could have employed these cash balances to produce income if they had not entered into this expense reduction arrangement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits, if any, are included with credits received from other third-party directed brokerage credits as Brokerage Credits on the Statement of Operations. Brokerage commissions paid, credits received and fees paid to DST for shareholder accounting services for the year ended September 30, 2002, were as follows:

Fund                       Commissions               Credit              Fees
--------------------------------------------------------------------------------
Growth                       $18,421                $ 13,816         $1,988,379
BLCG                           7,912                   5,934            567,028
BMCG                              --                      --            352,239
BSCG                           2,463                   1,847          1,273,063
TECH                              --                      --            156,939
BIF                              N/A                     N/A                N/A
BSCV                              --                      --            584,147
BSCVII                            --                      --             10,091
BMCV                              --                      --            259,911
BLCV                              44                      33             11,782
BBAL                           1,200                     900            102,970
--------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

The directors/trustees of the Funds have also authorized portfolio transactions to also be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Funds would otherwise be obligated to pay. Such credits are also included as Brokerage Credits on the Statement of Operations.

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among the entire Berger Funds complex. For the year ended September 30, 2002, such directors'/trustees' fees and expenses totaled $462,414 for the Funds.

Growth, BLCG, BIP Trust, OMNI Trust and BWP Trust have adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

A 1% redemption fee is retained by TECH;Inv and TECH;Inst to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than six months. The redemption fee, which had no impact to either class' total return for the year ended September 30, 2002, is accounted for as an addition to Paid-in Capital by each class of shares. Total redemption fees received by TECH;Inv and TECH;Inst for the year ended September 30, 2002 were $8,637 and $1,649, respectively.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002, were as follows:

Fund                                   Purchases                           Sales
--------------------------------------------------------------------------------
Growth                            $1,131,974,077                  $1,246,454,480
BLCG                                 295,662,530                     343,350,114
BMCG                                 178,700,648                     176,203,159
BSCG                               1,205,391,328                   1,310,182,628
TECH                                  17,078,292                      20,446,966
BIF(1)                                       N/A                             N/A
BSCV                               1,328,627,072                   1,133,306,079
BSCVII                                 9,167,310                         746,852
BMCV                               1,103,894,002                     323,081,833
BLCV                                  17,645,992                       8,855,163
BBAL                                  83,457,763                     107,333,383
--------------------------------------------------------------------------------

(1)See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.

BBAL had purchases of $2,327,362 of long-term U.S. government securities and no sales during the year ended September 30, 2002. No other Funds purchased or sold long-term U.S. government securities.

FUTURES AND FORWARD CONTRACTS

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as realized or unrealized gain or loss, as appropriate. Realized gains or losses on these con-tracts are presented as a separate component in the Statement of Operations. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At September 30, 2002, the Funds had no outstanding futures or forward currency contracts.

SECURITIES LENDING

Under an agreement with State Street, BMCG, BSCG, TECH, the Portfolio, BMCV and BBAL have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At September 30, 2002, the Funds had securities on loan with the following market values:

Fund                                                                      Value
--------------------------------------------------------------------------------
BMCG                                                                $ 6,231,487
BSCG                                                                 74,966,822
TECH                                                                  2,039,030
BIF(1)                                                                      N/A
BMCV                                                                 70,648,499
--------------------------------------------------------------------------------

(1) See the Portfolio's Financial Statements for market value of securities on loan.


                        Berger Funds o September 30, 2002 Combined Annual Report

66

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

REPURCHASE AGREEMENTS

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Funds may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. Certain Funds may have registration rights for specific restricted securities, which may require that registration costs be borne by that Fund.

4.  FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.The tax composition of dividends and distributions to shareholders were as follows:

                          Ordinary               Long-term           Return of
                            Income           Capital Gains             Capital
--------------------------------------------------------------------------------
BIF                   $  1,121,115                      --             $18,790
BSCV                   171,000,477             $90,551,169                  --
BMCV                     3,553,594               1,920,442                  --
BLCV                        16,352                      --                  --
BBAL                       624,300                      --                  --
--------------------------------------------------------------------------------

Dividends received by shareholders of the Funds, which are derived from foreign source income, and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. During the year ended September 30, 2002, BIF paid $61,377 of foreign taxes on $372,850 of foreign source income.

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and foreign currency transactions. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

The tax components of capital represent distribution requirements the Funds must satisfy and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years.

                   Federal       Gross Tax         Gross Tax             Net Tax
Fund              Tax Cost    Appreciation      Depreciation        Depreciation
--------------------------------------------------------------------------------
Growth      $  566,922,870    $  8,779,300    $ (69,433,718)      $ (60,654,418)
BLCG           219,522,575       4,597,668      (39,224,834)        (34,627,166)
BMCG            99,960,640       2,112,082      (11,224,227)         (9,112,145)
BSCG           324,432,300      18,735,225      (21,377,834)         (2,642,609)
TECH            44,213,698       1,598,690      (26,687,508)        (25,088,818)
BIF(1)                 N/A             N/A               N/A                 N/A
BSCV         3,142,122,878     220,458,983     (675,895,648)       (455,436,665)
BSCVII           8,661,856         178,475       (1,550,252)         (1,371,777)
BMCV         1,057,293,731      10,216,299     (174,872,513)       (164,656,214)
BLCV             7,503,773          77,527       (1,470,762)         (1,393,235)
BBAL            58,010,055       1,929,865       (6,766,158)         (4,836,293)
--------------------------------------------------------------------------------

(1) See the Portfolio's Notes to Financial Statements for information on federal tax cost of securities.

              Undistributed       Accumulated                     Cum. Effect of
                   Ordinary    Capital Gains/      Post-October     Other Timing
Fund                 Income          (Losses)     Loss Deferral      Differences
--------------------------------------------------------------------------------
Growth           $       --    $(381,041,258)    $(231,222,910)       $(407,067)
BLCG                     --      (66,647,380)      (90,993,772)         (84,257)
BMCG                     --     (147,780,918)      (46,028,891)          (4,775)
BSCG                     --     (428,500,788)     (231,815,477)        (159,201)
TECH                     --      (28,139,172)      (13,357,029)          (3,976)
BIF                      --         (599,748)       (1,698,651)          (5,678)
BSCV              5,183,749       113,163,281                --        (234,278)
BSCVII                   --                --          (38,676)             (83)
BMCV              1,728,190       (1,257,557)      (12,684,737)         (19,190)
BLCV                 40,138                --       (1,662,042)            (210)
BBAL                811,314      (14,741,105)      (15,797,584)         (20,513)
--------------------------------------------------------------------------------

The differences between book and tax appreciation/depreciation are primarily due to wash sale loss deferrals and, in the case of BSCV, returns of capital on REIT investments. Accumulated capital losses represent net capital loss carry-overs, which may be used to offset future realized capital gains for federal income tax purposes, and expire in 2009 and 2010. During the year ended September 30, 2002, the Funds elected to defer post-October 31 net capital and/or currency losses, above, to the year ended September 30, 2003. The cumulative effect of other timing differences is primarily composed of deferred directors'/trustees' fees.


Berger Funds o September 30, 2002 Combined Annual Report

                                                   Notes to Financial Statements
================================================================================

5.  LINE OF CREDIT

The Funds, excluding BIF, are party to an ongoing agreement with State Street that allows the funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the Fund that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. No Funds had line of credit borrowings outstanding at September 30, 2002.

6.  CAPITAL SHARE TRANSACTIONS

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares and dollars for the periods presented were as follows:

BERGER SMALL COMPANY GROWTH FUND

                                                                              Year Ended                       Year Ended
                                                                          September 30, 2002                September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                           81,328,963    $ 219,742,903      149,475,833    $ 679,690,393
Shares issued to shareholders in reinvestment of distributions              --               --         43,098,552      197,391,370
Shares redeemed                                                     (118,618,960)    (309,517,567)    (151,960,144)    (683,097,138)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     (37,289,997)     (89,774,664)      40,614,241      193,984,625
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                              347,338        1,076,339          261,638        1,181,467
Shares issued to shareholders in reinvestment of distributions              --               --            154,308          706,729
Shares redeemed                                                         (917,916)      (2,620,007)        (386,132)      (1,842,704)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        (570,578)      (1,543,668)          29,814           45,492
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from Capital Share Transactions            (37,860,575)   $ (91,318,332)      40,644,055    $ 194,030,117
------------------------------------------------------------------------------------------------------------------------------------


BERGER INFORMATION TECHNOLOGY FUND

                                                                               Year Ended                       Year Ended
                                                                           September 30, 2002               September 30, 2001(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                             1,280,679    $  7,330,998         2,087,383    $ 22,204,749
Shares issued to shareholders in reinvestment of distributions               --              --                --              --
Shares redeemed                                                        (1,549,833)     (8,711,498)       (1,424,139)    (13,569,166)
------------------------------------------------------------------------------------------------------------------------------------
                                                                         (269,154)     (1,380,500)          663,244       8,635,583
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                               560,160       3,651,524           768,620       7,896,851
Shares issued to shareholders in reinvestment of distributions               --              --                --              --
Shares redeemed                                                        (2,277,255)     (9,899,490)       (1,224,649)    (10,936,423)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,717,095)     (6,247,966)         (456,029)     (3,039,572)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) from Capital Share Transactions              (1,986,249)   $ (7,628,466)          207,215    $  5,596,011
------------------------------------------------------------------------------------------------------------------------------------

BERGER SMALL CAP VALUE FUND

                                                                              Year Ended                        Year Ended
                                                                          September 30, 2002                September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                           37,495,014    $1,052,632,541      34,530,924    $ 931,233,180
Shares issued to shareholders in reinvestment of distributions         4,108,932       114,105,214       2,430,541       58,916,317
Shares redeemed                                                      (31,375,812)     (849,533,643)    (15,327,877)    (407,415,589)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      10,228,134       317,204,112      21,633,588      582,733,908
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                           19,936,603       557,828,626      21,767,562      586,550,787
Shares issued to shareholders in reinvestment of distributions         3,910,376       108,903,964       2,546,099       61,844,742
Shares redeemed                                                      (16,646,555)     (451,259,715)    (10,784,271)    (286,057,364)
------------------------------------------------------------------------------------------------------------------------------------
                                                                       7,200,424       215,472,875      13,529,390      362,338,165
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                        17,428,558    $  532,676,987      35,162,978    $ 945,072,073
------------------------------------------------------------------------------------------------------------------------------------

(1) All per share data for Berger Information Technology Fund for the year ended September 30, 2001 has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


                        Berger Funds o September 30, 2002 Combined Annual Report

68

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
================================================================================

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)
BERGER SMALL CAP VALUE FUND II

                                                                                 Period Ended
                                                                             September 30, 2002(1)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES

Shares sold                                                               698,547       $ 6,828,081
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                          (102,703)         (936,301)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          595,844         5,891,780
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                               228,352         2,295,846
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                              (872)           (7,911)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          227,480         2,287,935
------------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Shares sold                                                                43,763           423,240
Shares issued to shareholders in reinvestment of distributions               --                --
Shares redeemed                                                              (221)           (1,920)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           43,542           421,320
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                            866,866       $ 8,601,035
------------------------------------------------------------------------------------------------------------------------------------

BERGER MID CAP VALUE FUND

                                                                              Year Ended                        Year Ended
                                                                         September 30, 2002(2)              September 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                          66,533,111    $1,103,416,314       14,414,041    $ 228,010,909
Shares issued to shareholders in reinvestment of distributions          314,852         5,242,309          302,554        4,132,892
Shares redeemed                                                     (20,197,833)     (321,001,723)      (6,617,457)    (101,230,761)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     46,650,130       787,656,900        8,099,138      130,913,040
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                           8,570,697       129,506,195
Shares issued to shareholders in reinvestment of distributions             --                --
Shares redeemed                                                        (475,589)       (6,819,860)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      8,095,108       122,686,335
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                       54,745,238    $  910,343,235        8,099,138    $ 130,913,040
------------------------------------------------------------------------------------------------------------------------------------

BERGER LARGE CAP VALUE FUND

                                                                          Year Ended
                                                                     September 30, 2002(3)
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Shares sold                                                          414,887    $ 4,450,304
Shares issued to shareholders in reinvestment of distributions           597          6,656
Shares redeemed                                                      (83,838)      (832,343)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     331,646      3,624,617
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
Shares sold                                                          880,588      9,702,530
Shares issued to shareholders in reinvestment of distributions           864          9,647
Shares redeemed                                                     (444,459)    (4,228,963)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     436,993      5,483,214
------------------------------------------------------------------------------------------------------------------------------------
Total Increase from Capital Share Transactions                       768,639    $ 9,107,831
------------------------------------------------------------------------------------------------------------------------------------

(1)For the period from March 28, 2002 (commencement of operations) to September 30, 2002.

(2)Share data for Institutional Shares is for the period from May 17, 2002 (commencement of operations for Institutional shares to September 30, 2002.

(3)Includes share data for the one day of operations during the period ended September 30, 2001.


Berger Funds o September 30, 2002 Combined Annual Report

================================================================================

7. REORGANIZATIONS

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented in the Statement of Changes. Berger incurred the costs associated with the reorganizations. Net assets and unrealized depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                 Acquired Fund             Net
Acquiring                               Acquired       Acquiring Fund       Acquired Fund         Unrealized          Assets After
Fund                                        Fund          Net Assets         Net Assets          Depreciation        Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Growth                        Berger Select Fund        $645,614,489        $17,248,651          $(1,676,094)         $662,863,140
BMCG                  Berger New Generation Fund          26,550,625        110,079,860          (11,811,529)          136,630,485
------------------------------------------------------------------------------------------------------------------------------------

Utilization of acquired capital loss carryovers for Growth and BMCG may be limited in future years due to federal income tax rules.

8.  OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory and Fund administrative operations under Janus Capital Management LLC ("Janus") on or before December 31,2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is anticipated that portfolio management of BSCV, BSCVII, BMCV and BLCV, which are advised by sub-advisers to Berger, will not be affected. It is presently anticipated that a change in administration for all Funds and a change in portfolio management of Growth, BLCG, BMCG, BSCG,TECH, BIF and BBAL will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser and administrator for the Funds and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Funds until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Funds will be completed in the first quarter of 2003.


                        Berger Funds o September 30, 2002 Combined Annual Report

70

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                 September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany    Industry                                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%)
Australia (3.80%)
  183,114                Brambles Industries Ltd.                        Transport                                      $   641,388
  315,558                Fosters Group Ltd.                              Restaurants/Pubs/Breweries                         789,987
   75,010                National Australia Bank Ltd.                    Banks                                            1,363,781
  155,738                News Corp. Ltd.                                 Media & Photography                                743,401
  167,720                Westpac Banking Corp. Ltd.                      Banks                                            1,261,463
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,800,020
------------------------------------------------------------------------------------------------------------------------------------

Finland (0.98%)
   92,767                Nokia Oyj                                       Information Technology Hardware                  1,232,681
------------------------------------------------------------------------------------------------------------------------------------

France (8.54%)
   68,710                Aventis SA                                      Pharmaceuticals                                  3,597,748
  130,112                AXA                                             Insurance                                        1,276,444
   16,880                Lafarge SA                                      Construction & Building Materials                1,347,469
   34,683                TotalFinaElf SA - Class B                       Oil & Gas                                        4,564,107
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,785,768
------------------------------------------------------------------------------------------------------------------------------------

Germany (6.50%)
    8,032                Allianz AG - Reg.                               Insurance                                          687,586
   71,415                Bayer AG                                        Chemicals - Commodity                            1,231,175
   66,610                Bayerische Motoren Werke AG                     Automobiles                                      2,139,397
   18,327                Deutsche Bank AG - Reg.                         Banks                                              833,789
   70,254                E.On AG                                         Diversified Industrials                          3,317,675
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,209,622
------------------------------------------------------------------------------------------------------------------------------------

Hong Kong (2.97%)
  195,000                Cheung Kong (Holdings) PLC                      Real Estate                                      1,232,571
  114,000                Hong Kong Electric Holdings Ltd.                Electricity                                        485,259
5,740,000                Petrochina Co. Ltd.                             Oil & Gas                                        1,162,785
  148,000                Sun Hung Kai Properties Ltd.                    Real Estate                                        869,076
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,749,691
------------------------------------------------------------------------------------------------------------------------------------

Italy (4.00%)
  221,832                ENI S.p.A.                                      Oil & Gas                                        3,041,926
  283,758                Telecom Italia S.p.A.                           Telecommunications Services                      2,021,242
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,063,168
------------------------------------------------------------------------------------------------------------------------------------

Japan (14.60%)
   15,610                ACOM Co. Ltd.                                   Specialty & Other Finance                          659,099
  124,000                Canon, Inc.                                     Electronic & Electrical Equipment                 4,054,052
   57,000                Fuji Photo Film Co. Ltd.                        Media & Photography                              1,699,675
  241,000                Hitachi Ltd.                                    Information Technology Hardware                  1,207,623
   54,200                Honda Motor Co. Ltd.                            Automobiles                                      2,194,981
   23,200                Hoya Corp. +                                    Electronic & Electrical Equipment                 1,438,863
   13,100                Nintendo Co. Ltd.                               Entertainment/Leisure/Toys                       1,525,921
      573                NTT DoCoMo, Inc.                                Telecommunications Services                        979,045
    6,700                Rohm Co. Ltd.                                   Information Technology Hardware                    786,487
    7,800                SMC Corp. +                                     Engineering & Machinery                            702,247
   20,300                Sony Corp.                                      Household Goods & Textiles                         852,121
   58,300                Takeda Chemicals Industries Ltd.                Pharmaceuticals                                  2,351,444
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,451,558
------------------------------------------------------------------------------------------------------------------------------------


Berger Funds o September 30, 2002 Combined Annual Report

                                                         International Portfolio
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                  September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany         Industry                                                                                        Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
Netherlands (9.58%)
  167,572                     ABN Amro Holdings NV                           Banks                                     $  1,834,325
   27,392                     Heineken NV                                    Beverages                                    1,074,629
  208,906                     ING Groep NV                                   Banks                                        2,891,505
  131,330                     Koninklijke Ahold NV                           Food & Drug Retailers                        1,555,672
  123,261                     Koninklijke Phillips Electronics NV            Household Goods & Textiles                   1,790,103
  124,527                     Reed Elsevier NV                               Media & Photography                          1,487,390
   48,340                     TPG NV                                         Support Services                               809,967
   28,456                     VNU NV                                         Media & Photography                            660,939
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,104,530
------------------------------------------------------------------------------------------------------------------------------------

Portugal (0.21%)
  178,052                     Electricidade de Portugal SA                   Electricity                                    265,619
------------------------------------------------------------------------------------------------------------------------------------

South Korea (2.29%)
   22,400                     Kookmin Bank - Spon. ADR                       Banks                                          793,632
   25,202                     Pohang Iron & Steel Co. - Spon. ADR            Steel & Other Materials                        543,859
   13,149                     Samsung Electronics Co. Ltd. - GDR Reg.        Electronic & Electrical Equipment            1,558,157
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,895,648
------------------------------------------------------------------------------------------------------------------------------------

Spain (2.91%)
  344,272                     Banco Santander Central Hispano SA             Banks                                        1,758,438
  257,083                      Telefonica SA*                                Telecommunications Services                  1,915,048
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,673,486
------------------------------------------------------------------------------------------------------------------------------------

Switzerland (13.04%)
   24,150                     Nestle SA Reg.                                 Food Producers & Processors                  5,268,496
   75,874                     Novartis AG Reg.                               Pharmaceuticals                              2,994,350
   34,352                     Roche Holding AG                               Pharmaceuticals                              2,319,225
   47,845                     Swiss Re Reg.                                  Insurance                                    2,685,609
   77,081                     UBS AG Reg.                                    Banks                                        3,201,264
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,468,944
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (30.61%)
   65,040                     3i Group PLC                                   Investment Co.                                 440,134
  576,352                     Barclays PLC                                   Banks                                        3,361,816
   70,377                     Boots Co. PLC                                  Retail Trade                                   583,987
  333,227                     BP PLC                                         Oil & Gas                                    2,223,599
  155,006                     British American Tobacco PLC                   Tobacco                                      1,579,503
  216,783                     Cadbury Schweppes PLC                          Food Producers & Processors                  1,446,577
  265,398                     Compass Group PLC                              Restaurants/Pubs/Breweries                   1,104,259
  320,246                     Diageo PLC                                     Beverages                                    3,967,237
  221,707                     GlaxoSmithKline PLC                            Pharmaceuticals                              4,281,657
  248,273                     Hilton Group PLC                               Leisure, Entertainment, & Hotels               623,702
  191,070                     HSBC Holdings PLC                              Commercial Banks & Other Banks               1,931,994
  168,253                     Kingfisher PLC                                 Retail Trade                                   544,199
  431,947                     Lloyds TSB Group PLC                           Banks                                        3,184,149
  225,915                     Prudential Corp. PLC                           Life Assurance                               1,204,238
   46,000                     RMC Group PLC                                  Construction & Building Materials              302,621
  539,250                     Shell Transport And Trading Co. PLC            Oil & Gas                                    3,208,904
   49,666                     Smiths Group PLC                               Aerospace & Defense                            499,856
  430,435                     Tesco PLC                                      Food & Drug Retailers                        1,390,512
  144,600                     TI Automotive Ltd. -
                              Ordinary A Shares*@ #                          Automobile Components                               --


                        Berger Funds o September 30, 2002 Combined Annual Report

72


BERGER
INTERNATIONAL PORTFOLIO
================================================================================

SCHEDULE OF INVESTMENTS

                                                                                                                  September 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
Country/SharesCompany                                                        Industry                                          Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK (100.03%) - CONTINUED
United Kingdom (30.61%) - CONTINUED
  350,919                     Unilever PLC                                   Food Producers & Processors              $   3,179,143
1,807,845                     Vodafone Group PLC                             Telecommunications Services                  2,313,376
   68,054                     Wolseley PLC                                   Construction & Building Materials              540,135
  114,400                     WPP Group PLC                                  Media & Photography                            766,077
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         38,677,675
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stock (Cost $139,202,965)                                                                                  126,378,410
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $139,202,965) (100.03%)                                                                         126,378,410
Total Other Assets, Less Liabilities (-0.03%)                                                                               (39,686)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets (100.00%)                                                                                                  $ 126,338,724
------------------------------------------------------------------------------------------------------------------------------------

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

                           Contract   Maturity            Value on    Unrealized
              Currency       Amount       Date  September 30, 2002  Appreciation
--------------------------------------------------------------------------------
Sell      Japanese Yen  137,736,000   10/15/02         $ 1,132,357      $ 12,038
Sell      Japanese Yen   34,748,000   10/28/02             285,871         4,179
Sell      Japanese Yen   73,707,000   10/28/02             606,387         7,409
--------------------------------------------------------------------------------
                                                       $ 2,024,615      $ 23,626
--------------------------------------------------------------------------------

*Non-income producing security.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Portfolio's trustees.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

GDR - Global Depository Receipt.

PLC - Public Limited Company.

#  Schedule of Restricted Securities and/or Illiquid Securities

                                                                      FAIR VALUE
                                  DATE                    FAIR            AS A %
                              ACQUIRED       COST        VALUE     OF NET ASSETS
--------------------------------------------------------------------------------
TI Automotive Ltd. -
Ordinary A Shares
Common Stock                 6/30/2001         $0           $0             0.00%

See notes to financial statements.


Berger Funds o September 30, 2002 Combined Annual Report

                                                         International Portfolio
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                           September 30, 2002
--------------------------------------------------------------------------------
ASSETS
Investments, at cost                                             $139,202,965
--------------------------------------------------------------------------------
Investments, at value                                            $126,378,410(1)
Cash                                                                    6,985
Foreign cash (cost $11,468)                                            11,561
Receivables
   Investment securities sold                                       1,599,732
   Contributions                                                       44,952
   Dividends                                                          867,787
Other investments (Note 3)                                         15,058,460
Net unrealized appreciation on forward currency contracts              23,626
--------------------------------------------------------------------------------
   Total Assets                                                   143,991,513
--------------------------------------------------------------------------------
LIABILITIES
Payables
   Investment securities purchased                                    184,311
   Withdrawals                                                        382,528
   Loan payable to bank                                             1,870,000
   Interest                                                            11,334
   Securities loaned                                               15,058,460
Accrued investment advisory fees                                      100,186
Accrued custodian and accounting fees                                   8,210
Accrued audit fees                                                     37,760
--------------------------------------------------------------------------------
   Total Liabilities                                               17,652,789
--------------------------------------------------------------------------------
NET ASSETS                                                       $126,338,724
--------------------------------------------------------------------------------

(1)Includes securities on loan with a value totaling $14,313,857.

STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                             September 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld)                      $   3,874,508
   Interest                                                              65,771
   Securities lending income                                            321,411
--------------------------------------------------------------------------------
   Total Income                                                       4,261,690
--------------------------------------------------------------------------------
EXPENSES
   Investment advisory fees                                           1,778,311
   Accounting fees                                                       46,808
   Custodian fees                                                        64,854
   Audit fees                                                            38,388
   Legal fees                                                             3,258
   Trustees' fees and expenses                                           17,446
   Interest expense                                                      30,243
   Other expenses                                                         1,360
--------------------------------------------------------------------------------
   Gross Expenses                                                     1,980,668
   Less brokerage credits                                               (19,716)
   Less earnings credits                                                   (968)
--------------------------------------------------------------------------------
   Net Expenses                                                       1,959,984
--------------------------------------------------------------------------------
   Net Investment Income                                              2,301,706
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized loss on securities and foreign
   currency transactions                                            (40,769,529)
Net change in unrealized appreciation on securities
   and foreign currency transactions                                 11,520,817
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                    (29,248,712)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (26,947,006)
--------------------------------------------------------------------------------
Foreign taxes withheld                                            $     712,992
================================================================================

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

74

BERGER
INTERNATIONAL PORTFOLIO
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                              2002            2001
--------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                             $   2,301,706   $   5,872,111
Net realized loss on securities and
  foreign currency transactions                     (40,769,529)    (17,430,588)
Net change in unrealized appreciation
  (depreciation) on securities and foreign
  currency transactions                              11,520,817     (72,926,505)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting
  from Operations                                   (26,947,006)    (84,484,982)
--------------------------------------------------------------------------------
FROM TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTEREST
Contributions                                       273,803,067     753,515,376
Withdrawals                                        (356,669,512)   (744,646,177)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Derived from Investors' Beneficial
  Interest Transactions                             (82,866,445)      8,869,199
--------------------------------------------------------------------------------
Net Decrease in Net Assets                         (109,813,451)    (75,615,783)
NET ASSETS
Beginning of period                                 236,152,175     311,767,958
--------------------------------------------------------------------------------
End of period                                     $ 126,338,724   $ 236,152,175
--------------------------------------------------------------------------------

                                                                                        Years Ended September 30,
                                                                    2002           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (in thousands)                          $126,339       $236,152       $311,768     $265,211      $177,596
Net expense ratio to average net assets(1)                            0.95%          0.95%          0.97%        1.00%         1.00%
Ratio of net investment income to average net assets                  1.10%          2.04%          0.73%        0.75%         3.45%
Gross expense ratio to average net assets                             0.95%          0.95%          0.97%        1.01%         1.04%
Portfolio turnover rate                                                 39%            41%            31%          16%           17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

Berger Funds o September 30, 2002 Combined Annual Report

NOTES TO FINANCIAL
STATEMENTS
September 30, 2002                                       International Portfolio
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is the only series established under the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENT VALUATION

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

FEDERAL INCOME TAX STATUS

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium (see "Change in Accounting Principle" note). Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

CHANGE IN ACCOUNTING PRINCIPLE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and was effective for fiscal years beginning after December 15,2000. Effective October 1, 2001, the Portfolio adopted the provisions of the Guide and, as a result, amortizes discount and premium on debt securities. Prior to October 1, 2001, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolio. Additionally, the effect of this change had no impact on the Portfolio's components of net assets or on its changes in net assets from operations for the year ended September 30, 2002.


                        Berger Funds o September 30, 2002 Combined Annual Report

76


NOTES TO FINANCIAL
STATEMENTS
September 30, 2002
--------------------------------------------------------------------------------


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. AGREEMENTS

Berger Financial Group LLC ("Berger", formerly Berger LLC) serves as investment adviser to the Portfolio pursuant to an agreement that provides for an investment advisory fee to be paid to Berger according to the following schedule:

Average Daily Net Assets                                    Annual Rate
--------------------------------------------------------------------------------
First $500 million                                                 .85%
Next $500 million                                                  .80%
Over $1 billion                                                    .75%

The investment advisory fee is accrued daily and paid monthly. Berger has delegated the day-to-day investment management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio. The Portfolio has entered into custody, recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"). The custody, recordkeeping and pricing agreements provide for the monthly payment of a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian. The Portfolio could have employed these cash balances to produce income if it had not entered into this expense reduction agreement with State Street. Such reductions are included in Earnings Credits in the Statement of Operations.

The trustees of the Portfolio have authorized portfolio transactions to be placed through certain unaffiliated broker-dealers. When transactions are effected through such broker-dealers, a portion of the commission is credited against, and thereby reduces, operating expenses that the Portfolio would otherwise be obligated to pay. Such credits are included as Brokerage Credits on the Statement of Operations. No such credits were earned from affiliated broker-dealers. Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services. Such fees are allocated among all of the funds in the Berger Funds complex. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2002, totaled $17,446. The Trust adopted a trustee fee deferral plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2002 were as follows:

  Purchases                                                                Sales
--------------------------------------------------------------------------------
$79,338,226                                                         $147,618,814
--------------------------------------------------------------------------------

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2002.

UNREALIZED APPRECIATION, UNREALIZED DEPRECIATION AND FEDERAL TAX COST OF SECURITIES

At September 30, 2002, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                                  Gross                 Gross
                             Unrealized            Unrealized                Net
Federal Tax Cost           Appreciation          Depreciation       Depreciation
--------------------------------------------------------------------------------
  $146,031,876              $13,331,321         $(32,984,787)      $(19,653,466)
--------------------------------------------------------------------------------

The difference between book and tax appreciation/depreciation is primarily due to wash sale loss deferrals.

FORWARD CURRENCY CONTRACTS

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                         INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------


foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

SECURITIES LENDING

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount greater than the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in an unaffiliated money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent.

REPURCHASE AGREEMENTS

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

CONCENTRATION OF RISK

The Portfolio may have elements of risk due to concentrated investments in specific industries, foreign issuers located in a specific country or certain restricted securities. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities. The Portfolio may have registration rights for specific restricted securities, which may require that registration costs be borne by the Portfolio.

4. LINE OF CREDIT

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with State Street that allows these funds and the Portfolio, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit. At September 30, 2002, the Portfolio had line of credit borrowings outstanding of $1,870,000. Such borrowings are considered short-term and were repaid subsequent to September 30, 2002.

5. OTHER MATTERS

On September 3, 2002, Stilwell Financial Inc. ("Stilwell"), the parent company of Berger, announced its intention to consolidate all of its investment advisory operations under Janus Capital Management LLC ("Janus") on or before December 31, 2002. As the transaction is presently contemplated, Berger, the investment adviser to the Berger Funds, will be consolidated into Janus and Berger will cease to exist.

It is presently anticipated that a change in portfolio management of the Portfolio will occur.

The directors/trustees of the Berger Funds will be responsible for selecting a new adviser for the Portfolio and have begun considering the alternatives. Berger will continue to provide investment advisory and administrative services to the Berger Funds, including the Portfolio, until the completion of the transaction. It is anticipated that the consolidation of Stilwell and any changes in the portfolio management of the Portfolio will be completed in the first quarter of 2003.


                        Berger Funds o September 30, 2002 Combined Annual Report

78


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

BERGER GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                  Years Ended September 30,
                                                               2002            2001           2000          1999            1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   6.95        $  20.87      $    15.56    $    11.99      $    21.51
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(1)       (0.00)(1)          --         (0.00)(1)          --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (1.97)         (11.22)           8.89          4.55           (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.97)         (11.22)           8.89          4.55           (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --           (2.70)          (3.58)        (0.98)          (6.95)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --           (2.70)          (3.58)        (0.98)          (6.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   4.98        $   6.95      $    20.87    $    15.56      $    11.99
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                  (28.34)%        (59.38)%         60.93%        38.96%         (16.08)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $453,164        $722,977      $1,947,772    $1,333,794      $1,286,828
      Net expense ratio to average net assets(2)                1.45%           1.26%           1.13%         1.36%           1.38%
      Ratio of net investment loss to average net assets       (0.96)%         (0.77)%         (0.87)%       (0.38)%         (0.38)%
      Gross expense ratio to average net assets                 1.51%           1.26%           1.13%         1.36%           1.38%
      Portfolio turnover rate                                    177%            131%             70%          274%            280%

(1)   Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER LARGE CAP GROWTH FUND
For a Share Outstanding Throughout the Period

                                                                                       Years Ended September 30,
                                                                       2002        2001(4)       2000        1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $   9.73      $  21.41      $ 15.32    $  13.60      $  16.72
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                    (0.00)(1)     (0.00)(1)       --       (0.00)(1)      0.04
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions             (2.80)        (9.49)        8.27        4.53         (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (2.80)        (9.49)        8.27        4.53         (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             --            --           --       (0.01)        (0.04)
      Distributions (from capital gains)                                 --         (2.19)       (2.18)      (2.80)        (2.82)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                        --         (2.19)       (2.18)      (2.81)        (2.86)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   6.93      $   9.73      $ 21.41    $  15.32      $  13.60
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                         (28.78)%      (47.79)%      56.09%      38.67%        (1.60)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                     $185,759      $318,504      $25,272    $379,356      $301,330
      Net expense ratio to average net assets(2)                       1.34%         1.25%        1.18%       1.35%         1.44%
      Ratio of net investment income (loss) to average net assets     (0.58)%       (0.00)%      (0.17)%     (0.22)%        0.25%
      Gross expense ratio to average net assets                        1.38%         1.25%        1.18%       1.35%         1.44%
      Portfolio turnover rate                                           106%           70%          74%        173%          417%(3)

(1)   Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(3) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(4) Effective January 29, 2001, the directors approved a change in the name and non-fundamental investment strategies of the Fund (see Note 1).

See notes to financial statements

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER MID CAP GROWTH FUND
For a Share Outstanding Throughout the Period


                                                                                                                         Period from
                                                                           Years Ended September 30,            December 31, 1997(1)
                                                                                                                    to September 30,
                                                                2002          2001          2000         1999               1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.76       $ 41.27       $  21.82      $ 10.93           $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(5)     (0.00)(5)         --        (0.00)(5)            --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (3.08)       (25.80)         20.75        11.10              0.93
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (3.08)       (25.80)         20.75        11.10              0.93
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --         (4.71)         (1.30)       (0.21)               --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --         (4.71)         (1.30)       (0.21)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  7.68       $ 10.76       $  41.27      $ 21.82           $ 10.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (28.62)%      (68.35)%        95.98%      102.76%             9.30%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)               $91,075       $30,418       $122,564      $25,550           $ 4,283
      Net expense ratio to average net assets(3)                1.87%         1.50%          1.28%        1.78%             2.00%(4)
      Ratio of net investment loss to average net assets       (1.41)%       (1.15)%        (0.84)%      (1.03)%          (0.82)%(4)
      Gross expense ratio to average net assets                 1.98%         1.50%          1.28%        1.78%             2.46%(4)
      Portfolio turnover rate(2)                                 308%          216%           150%         178%              262%

(1)   Commencement of investment operations.

(2)   Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

80


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period



                                                                                    Years Ended September 30,
                                                                2002          2001           2000             1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   2.46      $   7.43      $     4.86        $   3.61      $   5.33
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                       (0.00)(1)     (0.00)(1)       (0.00)(1)       (0.00)(1)        --
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions       (0.84)        (3.93)           3.85            1.95         (1.24)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (0.84)        (3.93)           3.85            1.95         (1.24)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                           --         (1.04)          (1.28)          (0.70)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                  --         (1.04)          (1.28)          (0.70)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   1.62      $   2.46      $     7.43        $   4.86      $   3.61
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                   (34.15)%      (59.36)%         84.27%          62.78%       (24.70)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)               $325,455      $586,070      $1,468,541        $675,637      $561,741
      Net expense ratio to average net assets(2)                 1.51%         1.32%           1.27%           1.60%         1.48%
      Ratio of net investment loss to average net assets        (1.17)%       (0.88)%         (0.83)%         (1.21)%       (1.01)%
      Gross expense ratio to average net assets                  1.55%         1.32%           1.27%           1.60%         1.59%
      Portfolio turnover rate                                     223%          147%             92%            128%           97%

(1)   Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL COMPANY GROWTH FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                                                        Period from
                                                                         Years Ended September 30,              October 16, 1999(1)
                                                                        2002                   2001           to September 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $    2.48              $    7.43               $    4.87
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                       (0.02)(6)              (0.00)(5)               (0.00)(5)
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions                (0.81)(6)              (3.91)                   3.86
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (0.83)                 (3.91)                   3.86
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                                    --                  (1.04)                  (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                           --                  (1.04)                  (1.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $    1.65              $    2.48               $    7.43
------------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                         (33.47)%               (59.03)%                 84.87%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $     414              $   2,036               $   5,886
      Net expense ratio to average net assets(4)                          1.11%                  1.02%                   1.05%(2)
      Ratio of net investment loss to average net assets                 (0.79)%                (0.57)%                 (0.47)%(2)
      Gross expense ratio to average net assets                           1.87%                  1.30%                   1.59%(2)
      Portfolio turnover rate(3)                                           223%                   147%                     92%

(1)   Commencement of investment operations for Institutional Shares.

(2)   Annualized.

(3)   Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(5)   Amount represents less than $0.01 per share.

(6) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period


                                                                                                                         Period from
                                                                       Years Ended September 30,                     July 2, 1999(1)
                                                              2002              2001(2)           2000(2)   to September 30, 1999(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    4.99          $  17.59       $   8.21             $  7.64
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                                      (0.00)(5)         (0.13)(7)      (0.00)(5)           (0.00)(5)
      Net realized and unrealized gains (losses) from
            investments and foreign currency transactions      (1.73)           (12.47)(7)       9.43                0.57
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.73)           (12.60)          9.43                0.57
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)                          --                --          (0.05)                 --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                 --                --          (0.05)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    3.26          $   4.99       $  17.59             $  8.21
------------------------------------------------------------------------------------------------------------------------------------
Total Return(6)                                               (34.67)%          (71.64)%       114.97%               7.46%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)             $  14,657          $ 23,764       $ 72,173             $ 4,811
      Net expense ratio to average net assets(3)                2.00%             1.75%          1.63%               1.83%(4)
      Ratio of net investment loss to average net assets       (1.70)%           (1.32)%        (1.36)%             (1.58)%(4)
      Gross expense ratio to average net assets                 2.10%             1.75%          1.63%               2.16%(4)
      Portfolio turnover rate(6)                                   43%               80%            38%                 31%

(1)   Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

(6)   Not annualized.

(7) Per share calculations for the period were based on average shares outstanding.


BERGER INFORMATION TECHNOLOGY FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                         Period from                  Period from
                                                                                    March 1, 1999 to   Year Ended   April 8, 1997(1)
                                                   Years Ended September 30,           September 30,  February 28,   to February 28,
                                                2002       2001(2)       2000(2)             1999(2)       1999(2)           1998(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            5.04      $ 17.67      $  8.21          $  6.34         $  4.31       $ 2.86
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment loss                      (0.08)(7)    (0.07)(7)    (0.00)(5)        (0.00)(5)       (0.04)       (0.01)
      Net realized and unrealized gains
            (losses) from investments
            and foreign currency
            transactions                       (1.65)(7)   (12.56)(7)     9.51             1.97            2.07         1.46
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               (1.73)      (12.63)        9.51             1.97            2.03         1.45
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Distributions (from capital gains)          --           --        (0.05)           (0.10)             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                 --           --        (0.05)           (0.10)             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  3.31      $  5.04      $ 17.67          $  8.21         $  6.34       $ 4.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return(6)                               (34.32)%     (71.48)%     115.86%           31.30%          47.13%       50.75%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
            (in thousands)                    $4,343      $15,269      $61,566          $20,094         $12,446       $2,674
      Net expense ratio to average
            net assets(3)                       1.27%        1.15%        1.03%            1.49%(4)        1.50%        1.50%(4)
      Ratio of net investment loss to
            average net assets                 (1.04)%      (0.72)%      (0.76)%          (1.22)%(4)      (1.19)%      (1.01)%(4)
      Gross expense ratio to average
            net assets                          1.31%        1.15%        1.03%            1.94%(4)        2.67%       12.17%(4)
      Portfolio turnover rate(6)                  43%          80%          38%              31%             35%          33%

(1)   Commencement of investment operations for Institutional Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(4)   Annualized.

(5)   Amount represents less than $0.01 per share.

(6)   Not annualized.

(7) Per share calculations for the period were based on average shares outstanding.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

82


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER INTERNATIONAL FUND
For a Share Outstanding Throughout the Period


                                                                                    Years Ended September 30,
                                                               2002          2001           2000(4)          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  9.14        $ 13.69        $ 12.51          $ 10.06        $ 11.46
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                             0.16           0.38          (0.00)(5)        (0.07)          0.50
      Net realized and unrealized gains (losses)
            from investments and foreign currency
            transactions allocated from Portfolio             (1.79)         (4.05)          1.18             3.01          (1.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (1.63)         (3.67)          1.18             2.94          (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  (0.52)            --             --            (0.47)         (0.06)
      Distributions (from capital gains)                         --          (0.88)            --            (0.02)         (0.38)
      Tax return of capital                                   (0.01)            --             --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (0.53)         (0.88)            --            (0.49)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.98        $  9.14        $ 13.69          $ 12.51        $ 10.06
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                 (19.17)%       (28.43)%         9.43%           29.64%         (8.46)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $12,542        $26,773        $38,425          $23,014        $16,515
      Net expense ratio to average net assets(1),(2)           1.79%          1.45%          1.71%            1.76%          1.80%
      Ratio of net income (loss) to average net assets         0.15%          1.67%         (0.00)%          (0.01)%         2.20%
      Gross expense ratio to average net assets(2)             1.79%          1.45%          1.71%            1.77%          1.83%
      Portfolio turnover rate(3)                                 39%            41%            31%              16%            17%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Adviser.

(2) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(3) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(4) Per share calculations for the period were based on average shares outstanding.

(5)   Amount represents less than $0.01 per share.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                               2002             2001             2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    24.49      $    24.78        $  20.94      $  17.58      $  22.28
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income (loss)                                0.06            0.22            0.30         (0.02)         0.42
      Net realized and unrealized gains
            (losses) from investments and
            foreign currency transactions                        (0.16)           1.41            3.97          4.26         (2.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (0.10)           1.63            4.27          4.24         (2.16)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.18)          (0.32)          (0.20)        (0.07)        (0.17)
      Distributions (from capital gains)                         (2.25)          (1.60)          (0.23)        (0.81)        (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (2.43)          (1.92)          (0.43)        (0.88)        (2.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    21.96      $    24.49        $  24.78      $  20.94      $  17.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (2.52)%          6.65%          20.77%        24.69%       (10.98)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $1,461,278      $1,378,894        $859,030      $374,063      $108,465
      Net expense ratio to average net assets(1)                  1.15%           1.08%           1.19%         1.37%         1.56%
      Ratio of net investment income to average net assets        0.20%           0.99%           1.69%         1.36%         0.87%
      Gross expense ratio to average net assets                   1.17%           1.14%           1.23%         1.37%         1.56%
      Portfolio turnover rate                                       39%             47%             72%           66%           69%

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                                      Years Ended September 30,
                                                               2002             2001             2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    24.58       $    24.87        $  21.00      $  17.63      $ 22.33
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                       0.12             0.28            0.33          0.04         0.45
      Net realized and unrealized gains
            (losses) from investments and
            foreign currency transactions                        (0.13)            1.42            4.01          4.28        (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (0.01)            1.70            4.34          4.32        (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                     (0.24)           (0.39)          (0.24)        (0.14)       (0.23)
      Distributions (from capital gains)                         (2.25)           (1.60)          (0.23)        (0.81)       (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                (2.49)           (1.99)          (0.47)        (0.95)       (2.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    22.08       $    24.58        $  24.87      $  21.00      $ 17.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (2.13)%           6.93%          21.09%        25.18%      (10.65)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)              $1,223,227       $1,185,004        $862,318      $414,347      $92,787
      Expense ratio to average net assets                         0.82%            0.84%           0.88%         1.01%        1.19%
      Ratio of net investment income to average net assets        0.53%            1.26%           1.99%         1.69%        1.26%
      Portfolio turnover rate                                       39%              47%             72%           66%          69%

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

84


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                            (1.74)
--------------------------------------------------------------------------------
Total from investment operations                                     (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.26
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.40)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $4,921
      Net expense ratio to average net assets(4)                       2.96%(3)
      Ratio of net investment loss to average
            net assets                                                (1.11)%(3)
      Gross expense ratio to average net assets                        3.37%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Investor Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER SMALL CAP VALUE FUND II - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                             (1.74)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.74)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.26
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.40)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                       $1,879
      Net expense ratio to average net assets(4)                       2.49%(3)
      Ratio of net investment loss to average
            net assets                                                (0.68)%(3)
      Gross expense ratio to average net assets                        2.49%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Institutional Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II - SERVICE SHARES
For a Share Outstanding Throughout the Period

                                                                Period from
                                                          March 28, 2002(1)
                                                      to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
From investment operations
      Net realized and unrealized losses
            from investments and
            foreign currency transactions                             (1.76)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.76)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $8.24
--------------------------------------------------------------------------------
Total Return(2)                                                      (17.60)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                         $359
      Net expense ratio to average net assets(4)                       3.18%(3)
      Ratio of net investment loss to average
            net assets                                                (1.28)%(3)
      Gross expense ratio to average net assets                        4.66%(3)
      Portfolio turnover rate(2)                                         11%

(1)   Commencement of investment operations for Service Shares.

(2)   Not annualized.

(3)   Annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

86


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER MID CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                                                                         Period from
                                                                                                                  August 12, 1998(1)
                                                                       Years Ended September 30,                    to September 30,
                                                              2002            2001           2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  14.30        $  14.43        $ 12.17         $  9.33       $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                    0.02            0.06           0.08            0.07          0.03
      Net realized and unrealized gains (losses)
            from investments and foreign
            currency transactions                             (0.23)           1.27           3.46            2.83         (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              (0.21)           1.33           3.54            2.90         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                  (0.03)          (0.10)         (0.04)          (0.06)           --
      Distributions (from capital gains)                      (0.35)          (1.36)         (1.24)             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                             (0.38)          (1.46)         (1.28)          (0.06)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  13.71        $  14.30        $ 14.43         $ 12.17       $  9.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                               (1.96)%          9.70%         31.11%          31.12%        (6.70)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)             $782,101        $148,505        $33,013         $22,918       $19,710
      Expense ratio to average net assets                      1.17%           1.22%          1.59%           1.62%         1.68%(3)
      Ratio of net investment income to average
            net assets                                         0.28%           0.78%          0.72%           0.54%         2.30%(3)
      Portfolio turnover rate(2)                                 65%            116%           129%            154%           25%

(1)   Commencement of investment operations for Investor Shares.

(2)   Not annualized.

(3)   Annualized.


BERGER MID CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                 Period from
                                                             May 17, 2002(1)
                                                       to September 30, 2002
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $17.88
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                             0.02
      Net realized and unrealized gains from
            investments and foreign currency
            transactions                                               (4.18)
--------------------------------------------------------------------------------
Total from investment operations                                       (4.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $13.72
--------------------------------------------------------------------------------
Total Return(2)                                                       (23.27)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                      $111,101
      Expense ratio to average net assets                               0.78%(3)
      Ratio of net investment income to average
            net assets                                                  0.83%(3)
      Portfolio turnover rate(2)                                          65%

(1) Commencement of investment operations for Institutional Shares.

(2) Not annualized.

(3) Annualized.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER LARGE CAP VALUE FUND - INVESTOR SHARES
For a Share Outstanding Throughout the Period

                                                                      Year ended
                                                            September 30,2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                               0.04
      Net realized and unrealized losses from
            investments and foreign currency
            transactions                                                 (2.08)
--------------------------------------------------------------------------------
Total from investment operations                                         (2.04)
--------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             (0.01)
      Distributions (from capital gains)                                 (0.04)
--------------------------------------------------------------------------------
Total dividends and distributions                                        (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                                           $7.91
--------------------------------------------------------------------------------
Total Return                                                            (20.59)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                          $2,624
      Net expense ratio to average net assets(2)                          1.60%
      Ratio of net investment income to average
            net assets                                                    0.41%
      Gross expense ratio to average net assets                           2.34%
      Portfolio turnover rate                                              115%

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

BERGER LARGE CAP VALUE FUND - INSTITUTIONAL SHARES
For a Share Outstanding Throughout the Period

                                                                      Year ended
                                                           September 30, 2002(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00
--------------------------------------------------------------------------------
From investment operations
      Net investment income                                               0.09
      Net realized and unrealized losses from
            investments and foreign currency
            transactions                                                 (2.09)
--------------------------------------------------------------------------------
Total from investment operations                                         (2.00)
--------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)                             (0.02)
      Distributions (from capital gains)                                 (0.04)
--------------------------------------------------------------------------------
Total dividends and distributions                                        (0.06)
--------------------------------------------------------------------------------
Net asset value, end of period                                           $7.94
--------------------------------------------------------------------------------
Total Return                                                            (20.17)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)                          $3,468
      Net expense ratio to average net assets(2)                          1.32%
      Ratio of net investment income to average
            net assets                                                    0.64%
      Gross expense ratio to average net assets                           1.46%
      Portfolio turnover rate                                              115%

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 2001.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor. See notes to financial statements.


                        Berger Funds o September 30, 2002 Combined Annual Report

88


FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------
BERGER BALANCED FUND
For a Share Outstanding Throughout the Period

                                                                               Years Ended September 30,
                                                        2002(4)          2001           2000             1999            1998(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.50        $ 19.38        $  16.62         $  13.28          $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
From investment operations
      Net investment income                                0.21           0.27            0.28             0.23             0.22
      Net realized and unrealized gains (losses)
            from investments and foreign currency
            transactions                                  (2.41)         (4.89)           4.57             4.69             5.17
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          (2.20)         (4.62)           4.85             4.92             5.39
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
      Dividends (from net investment income)              (0.09)         (0.26)          (0.27)           (0.23)           (0.21)
      Distributions (from capital gains)                     --          (2.00)          (1.82)           (1.35)           (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (0.09)         (2.26)          (2.09)           (1.58)           (2.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 10.21        $ 12.50        $  19.38         $  16.62          $ 13.28
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (17.76)%       (25.82)%         30.08%           39.41%           56.77%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (in thousands)          $53,368        $90,013        $176,798         $122,766          $30,721
      Net expense ratio to average net assets(2)           1.26%          1.19%           1.14%            1.23%            1.50%
      Ratio of net investment income to average
            net assets                                     1.52%          1.66%           1.48%            1.63%            1.81%
      Gross expense ratio to average net assets            1.30%          1.19%           1.14%            1.23%            1.57%
      Portfolio turnover rate                               110%            65%             82%             227%             658%(3)

(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(4) As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 1.56% to 1.52%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

                        Berger Funds o September 30, 2002 Combined Annual Report

REPORT OF INDEPENDENT
ACCOUNTANTS                                                        Berger Funds
--------------------------------------------------------------------------------

TO THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS OF BERGER GROWTH FUND, INC., BERGER LARGE CAP GROWTH FUND, INC., BERGER OMNI INVESTMENT TRUST, BERGER INVESTMENT PORTFOLIO TRUST AND BERGER WORLDWIDE FUNDS TRUST, AND TO THE BOARD OF TRUSTEES AND INVESTORS OF BERGER WORLDWIDE PORTFOLIOS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights or ratios/supplementary data, as applicable, present fairly, in all material respects, the financial position of Berger Growth Fund, Inc., Berger Large Cap Growth Fund, Inc., Berger Small Cap Value Fund (the sole fund comprising Berger Omni Investment Trust), Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Information Technology Fund, Berger Small Cap Value Fund II, Berger Mid Cap Value Fund, Berger Large Cap Value Fund and Berger Balanced Fund (constituting Berger Investment Portfolio Trust), Berger International Fund (one of the funds constituting Berger Worldwide Funds Trust) and Berger International Portfolio (the sole portfolio comprising Berger Worldwide Portfolios Trust) (collectively the "Funds") at September 30, 2002, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights or ratios/supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights or ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of InformationTech 100 Fund (now known as Berger Information Technology Fund) for the periods ending prior to and including February 28, 1999 were audited by other independent accountants whose report dated March 26, 1999 expressed an unqualified opinion on those financial statements.

As discussed in Note 8 to the financial statements, investment advisory and administrative operations currently performed by Berger Financial Group LLC will be consolidated under Janus Capital Management LLC during the first quarter of 2003. It is presently anticipated that Berger Financial Group LLC, the adviser and administrator of the Funds, will cease to exist and a change in portfolio management and administration will occur as directed by the Boards of Directors/Trustees of the Funds.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 6, 2002

Berger Funds o September 30, 2002 Combined Annual Report

90


OTHER MATTERS
(UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended September 30, 2002, 25.71%, 26.53%, 100.00%, and 26.59% of the ordinary income distributions declared by BSCV, BMCV, BLCV and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the year ended September 30, 2002, the following amounts are hereby designated as capital gain dividends for purposes of the 60-day capital gain dividend designation requirement of the Internal Revenue Code:

Fund                                                                    Amount
--------------------------------------------------------------------------------
BSCV                                                                $117,741,342
BMCV                                                                   1,920,442
BBAL                                                                         895
--------------------------------------------------------------------------------


                        Berger Funds o September 30, 2002 Combined Annual Report

FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)                                            Berger Funds
================================================================================
Each Fund is supervised by a board of director/trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment adviser, administrator, transfer agent and custodian.

The directors/trustees do not serve for a specified term of office; however, they have adopted a retirement age of 75 years. The following table provides information about each of the trustees and officers of the Trusts or Fund.

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Michael Owen              Chairman of      Dean of Zayed University (since September 2000).           20              n/a
210 University Blvd.      the Board        Formerly self-employed as a financial and management
Suite 800                 (34 years)       consultant, and in real estate development (from June
Denver, CO 80206                           1999 to September 2000). Dean (from 1993 to June
                                           1999), and a member of the Finance faculty (from 1989
DOB: 1937                                  to 1993), of the College of Business, Montana State
                                           University. Formerly, Chairman and Chief Executive
                                           Officer of Royal Gold, Inc. (mining) (1976 to 1989).
------------------------------------------------------------------------------------------------------------------------------------
Dennis E. Baldwin         Director/        President, Baldwin Financial Counseling (since July        20              n/a
210 University Blvd.      Trustee          1991). Formerly, Vice President and Denver Office
Suite 800                 (11 years)       Manager of Merrill Lynch Capital Markets (1978 to
Denver, CO 80206                           1990).

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Katherine A. Cattanach,   Vice Chair of    Managing Principal (since September 1987), Sovereign       20              n/a
CFA                       the Board        Financial Services, Inc. (investment consulting firm).
210 University Blvd.      (8 years)        Executive Vice President (1981 to 1988), Captiva
Suite 800                                  Corporation, Denver, Colorado (private investment
Denver, CO 80206                           management firm). Ph.D. in Finance (Arizona State
                                           University).
DOB: 1945
------------------------------------------------------------------------------------------------------------------------------------
Paul R. Knapp             Director/        Executive Officer of DST Systems, Inc. ("DST"), a          20       Director and Vice
210 University Blvd.      Trustee          publicly traded information and transaction                         President (February
Suite 800                 (8 years)        processing company, which acts as the Funds'                        1998 to November
Denver, CO 80206                           transfer agent (since October 2000). DST is 33%                     2000) of West Side
                                           owned by Stilwell Management, Inc., which owns                      Investments, Inc.
DOB: 1945                                  approximately 89.5% of Berger Financial Group LLC.                  (investments), a
                                           Mr. Knapp owns common shares and options convertible                wholly owned
                                           into common shares of DST Systems which, in the                     subsidiary of DST
                                           aggregate and assuming exercise of the options,                     Systems, Inc.
                                           would result in his owning less than 1/2 of 1% of
                                           DST System's common shares. Mr. Knapp is also
                                           President of Vermont Western Assurance, Inc., a
                                           wholly owned subsidiary of DST Systems (since
                                           December 2000). President, Chief Executive Officer
                                           and a director (September 1997 to October 2000) of
                                           DST Catalyst, Inc., an international financial
                                           markets consulting, software and computer services
                                           company, (now DST International, a subsidiary of
                                           DST). Previously (1991 to October 2000), Chairman,
                                           President, Chief Executive Officer and a director of
                                           Catalyst Institute (international public policy
                                           research organization focused primarily on financial
                                           markets and institutions); also (1991 to September
                                           1997), Chairman, President, Chief Executive Officer
                                           and a director of Catalyst Consulting (international
                                           financial institutions business consulting firm).


                        Berger Funds o September 30, 2002 Combined Annual Report

92


FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTOR/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Harry T. Lewis, Jr.       Director/        Lewis Investments (since June 1988) (self-employed         20       Director, J.D.
210 University Blvd.      Trustee          private investor). Formerly, Senior Vice President,                 Edwards & Co. (1995
Suite 800                 (15 years)       Rocky Mountain Region, of Dain Bosworth Incorporated                to March 2002);
Denver, CO 80206                           and member of that firm's Management Committee (1981                Director, National
                                           to 1988).                                                           Fuel Corporation
DOB: 1933                                                                                                      (oil & gas
                                                                                                               production);
                                                                                                               Advisory Director,
                                                                                                               Otologics, LLC,
                                                                                                               (implantable hearing
                                                                                                               aid) (since 1999);
                                                                                                               Member of Community
                                                                                                               Advisory Board,
                                                                                                               Wells Fargo
                                                                                                               Bank-Denver
------------------------------------------------------------------------------------------------------------------------------------
William Sinclaire         Director/        President (since January 1998), Santa Clara LLC            20              n/a
210 University Blvd.      Trustee          (privately owned agricultural company). President
Suite 800                 (31 years)       (January 1963 to January 1998), Sinclaire Cattle Co.
Denver, CO 80206                           (privately owned agricultural company).

DOB: 1928
------------------------------------------------------------------------------------------------------------------------------------
Albert C. Yates           Director/        President (since 1990), Chancellor and Professor of        20       Member, Board of
210 University Blvd.      Trustee          Chemistry-Department of Chemistry, of Colorado State                Directors, Adolph
Suite 800                 (1 year)         University. Formerly Executive Vice President and                   Coors Company
Denver, CO 80206                           Provost (1983 to 1990), Academic Vice President and                 (brewing company)
                                           Provost (1981 to 1983) and Professor of Chemistry                   (since 1998);
DOB: 1941                                  (1981 to 1990) of Washington State University. Vice                 Member, Board of
                                           President and University Dean for Graduate Studies                  Directors, Dominion
                                           and Research and Professor of Chemistry of the                      Industrial Capital
                                           University of Cincinnati (1977 to 1981).                            Bank (1999 to 2000);
                                                                                                               Member, Board of
                                                                                                               Directors,
                                                                                                               Centennial Bank of
                                                                                                               the West (since
                                                                                                               2001)


                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================

                                                                                                  NUMBER OF
                          POSITION(S)                                                             FUNDS IN
                          HELD WITH THE                                                           FUND
                          FUND/TRUST AND                                                          COMPLEX      OTHER
NAME, ADDRESS             LENGTH OF TIME                                                          OVERSEEN BY  DIRECTORSHIPS
AND AGE                   SERVED           PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS          TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTOR/TRUSTEES
AND OFFICERS OF
THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jack R. Thompson*         President and    President and a director since May 1999 (Executive         20       Audit Committee
210 University Blvd.      Director/        Vice President from February 1999 to May 1999) of                   Member of the Public
Suite 800                 Trustee (since   Berger Growth Fund and Berger Large Cap Growth Fund.                Employees'
Denver, CO 80206          May 1999)        President and a trustee since May 1999 (Executive                   Retirement
                                           Vice President from February 1999 to May 1999) of                   Association of
DOB: 1949                                  Berger Investment Portfolio Trust, Berger                           Colorado (pension
                                           Institutional Products Trust, Berger Worldwide Funds                plan) (from November
                                           Trust, Berger Worldwide Portfolios Trust and Berger                 1997 to December
                                           Omni Investment Trust. President and Chief Executive                2001).
                                           Officer (since June 1999) (Executive Vice President
                                           from February 1999 to June 1999) of Berger Financial
                                           Group LLC (formerly Berger LLC). Director, President
                                           and Chief Executive Officer of Stilwell Management,
                                           Inc. (since September 1999). President and Chief
                                           Executive Officer of Berger/Bay Isle LLC (since May
                                           1999). Self-employed as a consultant from July 1995
                                           through February 1999. Director of Wasatch Advisors
                                           (investment management) from February 1997 to
                                           February 1999.

*Mr. Thompson is considered an interested person of the Trusts or Funds due to his positions held at Berger Financial Group LLC (or its affiliated companies).

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
Jay W. Tracey, CFA*       Executive Vice   Executive Vice President of the Berger Funds (since       n/a              n/a
210 University Blvd.      President of     August 2000). Executive Vice President and Chief
Suite 800                 the Funds/       Investment Officer of Berger Financial Group LLC
Denver, CO 80206          Trusts (since    (since June 2000). Team portfolio manager (since
                          Aug. 2000) and   July 2002) and portfolio manager (August 2000 to
DOB: 1954                 Portfolio        July 2002) of the Berger Growth Fund; portfolio
                          Manager (since   manager of the Berger Small Company Growth Fund
                          Jun. 2000)       (since July 2002) and the Berger Large Cap Growth
                                           Fund (from January 2001 through December 2001). Team
                                           portfolio manager (since December 2001) of the
                                           Berger Mid Cap Growth Fund. Formerly, Vice President
                                           and portfolio manager at OppenheimerFunds, Inc.
                                           (September 1994 to May 2000).


                        Berger Funds o September 30, 2002 Combined Annual Report

94


FUND DIRECTORS/TRUSTEES
AND OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================


                         POSITION(S) HELD
                         WITH THE
                         FUND/TRUST AND
NAME, ADDRESS            LENGTH OF TIME
AND AGE                  SERVED                   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
------------------------------------------------------------------------------------------------------------------------------------
Steven L. Fossel,        Vice President of        Vice President and team portfolio manager (since July 2002) of the Berger Growth
CFA*                     the Funds/ Trusts        Fund and the Berger Mid Cap Growth Fund. Vice President (since February 2001)
210 University           (since Aug. 2000)        and portfolio manager (since December 2001) of the Berger Large Cap Growth Fund;
Blvd.                    and Portfolio            and team portfolio manager (from January 2001 through December 2001) of the
Suite 800                Manager (since Jun.      Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to
Denver, CO 80206         2000)                    January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger Financial Group LLC (since June 2000); senior equity analyst
DOB: 1968                                         with Berger Financial Group LLC (from March 1998 to June 2000). Vice President
                                                  (August 2000 to June 2002) and portfolio manager (June 2000 to June 2002) of the
                                                  Berger Balanced Fund. Formerly, analyst and assistant portfolio manager with
                                                  Salomon Brothers Asset Management (from August 1992 to February 1998).
------------------------------------------------------------------------------------------------------------------------------------
Janice M. Teague*        Vice President of        Vice President (since November 1998) and Assistant Secretary (since February
210 University           the Funds/Trusts         2000 and previously from September 1996 to November 1998) and Secretary
Blvd.                    (since November          (November 1998 to February 2000) of the Berger Funds. Vice President (since
Suite 800                1998) and Assistant      October 1997), Secretary (since November 1998) and Assistant Secretary (October
Denver, CO 80206         Secretary (since         1996 through November 1998) with Berger Financial Group LLC. Vice President and
                         Feb. 2000)               Secretary with Berger Distributors LLC (since August 1998). Vice President and
DOB: 1954                                         Secretary of Bay Isle Financial LLC (since January 2002). Formerly, self-employed as a business consultant (from June 1995 through September 1996).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J. Iseman*        Vice President of        Vice President of the Berger Funds (since March 2001). Vice President (since
210 University           the Funds/Trusts         September 1999) and Chief Operating Officer (since November 2000) of Berger
Blvd.                    (since Mar. 2001)        Financial Group LLC. Manager (since September 1999) and Director (June 1999 to
Suite 800                                         September 1999) of Berger Distributors LLC. Vice President-Operations (February
Denver, CO 80206                                  1999 to November 2000) of Berger Financial Group LLC. Associate (November 1998
                                                  to February 1999) with DeRemer & Associates (a consulting firm). Vice
DOB: 1964                                         President-Operations (February 1997 to November 1998) and Director of Research
                                                  and Development (May 1996 to February 1997) of Berger Financial Group LLC.
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Bosch*        Vice President of        Vice President of the Berger Funds (since February 2000). Vice President (since
210 University           the Funds/Trusts         June 1999) and Chief Legal Officer (since August 2000) with Berger Financial
Blvd.                    (since Feb. 2000)        Group LLC. Vice President and Chief Compliance Officer with Berger Distributors
Suite 800                                         LLC (since September 2001). Vice President of Bay Isle Financial LLC (since
Denver, CO 80206                                  January 2002). Formerly, Assistant Vice President of Federated Investors, Inc.
                                                  (December 1996 through May 1999), and Attorney with the U.S. Securities and
DOB: 1965                                         Exchange Commission (June 1990 through December 1996).
------------------------------------------------------------------------------------------------------------------------------------
Brian S. Ferrie*         Vice President of        Vice President of the Berger Funds (since November 1998). Vice President (since
210 University           the Funds/Trusts         February 1997),Treasurer and Chief Financial Officer (since March 2001) and
Blvd.                    (since Nov. 1998)        Chief Compliance Officer (from August 1994 to March 2001) with Berger Financial
Suite 800                                         Group LLC. Vice President (since May 1996), Treasurer and Chief Financial Officer
Denver, CO 80206                                  (since March 2001) and Chief Compliance Officer (from May 1996 to September
                                                  2001) with Berger Distributors LLC.
DOB: 1958
------------------------------------------------------------------------------------------------------------------------------------
John A. Paganelli*       Vice President           Vice President (since November 1998), Treasurer (since March 2001) and Assistant
210 University           (since Nov. 1998)        Treasurer (November 1998 to March 2001) of the Berger Funds. Vice President
Blvd.                    and Treasurer (since     (since November 1998) and Manager of Accounting (January 1997 through November
Suite 800                Mar. 2001) of the        1998) with Berger Financial Group LLC. Formerly, Manager of Accounting (December
Denver, CO 80206         Funds/Trusts             1994 through October 1996) and Senior Accountant (November 1991 through December
                                                  1994) with Palmeri Fund Administrators, Inc.
DOB: 1967

                        Berger Funds o September 30, 2002 Combined Annual Report

                                                                    Berger Funds
================================================================================


                         POSITION(S) HELD
                         WITH THE
                         FUND/TRUST AND
NAME, ADDRESS            LENGTH OF TIME
AND AGE                  SERVED                   PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE
TRUST
------------------------------------------------------------------------------------------------------------------------------------
Sue Vreeland*            Secretary of the         Secretary of the Berger Funds (since February 2000). Assistant Secretary of
210 University Blvd.     Trust (since Feb.        Berger Financial Group LLC and Berger Distributors LLC (since June 1999) and Bay
Suite 800                2000)                    Isle Financial LLC (since December 2001). Formerly, Assistant Secretary of the
Denver, CO 80206                                  Janus Funds (from March 1994 to May 1999), Assistant Secretary of Janus
                                                  Distributors, Inc. (from June 1995 to May 1997) and Manager of Fund
DOB: 1948                                         Administration for Janus Capital Corporation (from February 1992 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
David C. Price, CPA*     Assistant Vice           Assistant Vice President (since March 2001) of the Berger Funds. Assistant Vice
210 University Blvd.     President of the         President-Compliance (since March 2001) and Manager-Compliance (October 1998
Suite 800                Funds/Trusts (since      through March 2001) with Berger Financial Group LLC. Formerly, Senior Auditor
Denver, CO 80206         Mar. 2001)               (July 1996 through August 1998) and Auditor (August 1993 through June 1996) with
                                                  PricewaterhouseCoopers LLP, a public accounting firm.
DOB: 1969
------------------------------------------------------------------------------------------------------------------------------------
Lance V. Campbell,       Assistant Treasurer      Assistant Treasurer (since March 2001) of the Berger Funds. Assistant Vice
CFA, CPA*                of the Funds/Trusts      President (since January 2002) and Manager of Investment Accounting (August 1999
210 University Blvd.     (since Mar. 2001)        through January 2002) with Berger Financial Group LLC. Formerly, Senior Auditor
Suite 800                                         (December 1998 through August 1999) and Auditor (August 1997 through December
Denver, CO 80206                                  1998) with PricewaterhouseCoopers LLP, a public accounting firm, and Senior Fund
                                                  Accountant (January 1996 through July 1997) with INVESCO Funds Group.
DOB: 1972
------------------------------------------------------------------------------------------------------------------------------------
*Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds/Trusts and/or of the Funds' adviser or sub-adviser.

                        Berger Funds o September 30, 2002 Combined Annual Report

[BERGER FUNDS LOGO]             Shareholders with questions should write to:            PRESORTED STANDARD
210 UNIVERSITY BLVD             Berger Funds, c/o Berger LLC                            U.S. POSTAGE PAID
DENVER, CO 80206                P.O. Box 5005, Denver, CO 80217                            Permit No. 1
                                or call 800.551.5849.                                      Houston, Texas
                                Visit our Web site at bergerfunds.com.

                                                                                                     COMAR

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 16. EXHIBITS

Exhibit 1 Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

Exhibit 2      (a)    Restated Bylaws are incorporated herein by reference to
                      Exhibit 2(a) Post-Effective Amendment No. 71, filed on
                      December 20, 1995 (File No. 2-34393).

               (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

               (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

Exhibit 3             Not Applicable.

Exhibit 4 Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

Exhibit 5      (a)    Specimen Stock Certificate for Janus Growth and Income
                      Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18,
                      1996 (File No. 2-34393).

               (b) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

               (c) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

               (d) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

               (e) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

               (f) Revised Specimen Stock Certificate for Janus Olympus Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

               (g) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to
                      Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

Exhibit 6      (a)    Investment Advisory Agreement for Janus Growth and Income
                      Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No.
                      83, filed on December 15, 1997 (File No. 2-34393).

               (b) Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to
                      Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).


--------

(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

               (c) Investment Advisory Agreements for Janus Enterprise Fund and Janus Balanced Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

               (d) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to
                      Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

               (e) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to
                      Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

               (f) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to
                      Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

               (g) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (h) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (i) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (j) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (k) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (l) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

               (m) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

Exhibit 7 Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

Exhibit 8             Not Applicable.

Exhibit 9      (a)    Custodian Contract between Janus Investment Fund and State
                      Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No.
                      79, filed on December 18, 1996 (File No. 2-34393).

               (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

               (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

               (d) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

               (e) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

               (f) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

               (g) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to
                      Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

               (h) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

               (i) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

               (j) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

               (k) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

               (l) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

               (m) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

               (n) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

               (o) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

               (p) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

               (q) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103 on February 22, 2002 (File No. 2-34393).

Exhibit 10            Not Applicable.


Exhibit 11 Opinion and Consent of Vedder, Price, Kaufman & Kammholz is filed herein.

Exhibit 12 Form of Tax Opinion of Vedder, Price, Kaufman & Kammholz is incorporated by reference to Exhibit 12 to Form N-14, filed on December 12, 2002 (File No. 333-101816).


Exhibit 13     (a)    Transfer Agency Agreement dated September 27, 1995, with
                      Janus Service Corporation for Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28,
                      1995 (File No. 2-34393).

               (b) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

               (c) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

               (d) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

               (e) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                      Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

               (f) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                      Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

Exhibit 14            Consent of PricewaterhouseCoopers LLP is filed herein.

Exhibit 15            Not Applicable.


Exhibit 16            Powers of Attorney are incorporated herein by reference to
                      Exhibit 16 to Form N-14, filed on December 12, 2002 (File No. 333-101816).


Exhibit 17            Forms of Proxies are filed herein.

ITEM 17. UNDERTAKINGS

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver, and State of Colorado, on the 16th day of January, 2003.



                                            JANUS INVESTMENT FUND


                                            By:  /s/ Loren M. Starr
                                                 -------------------------------
                                                 Loren M. Starr, President and
                                                 Chief Executive Officer


         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



            SIGNATURE                                      TITLE                                DATE
            ---------                                      -----                                ----

/s/ Loren M. Starr                            President and Chief Executive Officer       January 16, 2003
------------------------------------          (Principal Executive Officer)
Loren M. Starr

/s/ Anita E. Falicia                          Vice President, Chief Financial             January 16, 2003
------------------------------------          Officer and Treasurer (Principal
Anita E. Falicia                              Financial Officer and Principal
                                              Accounting Officer)

Thomas H. Bailey*                             Trustee                                     January 16, 2003
------------------------------------
Thomas H. Bailey

William F. McCalpin*                          Trustee                                     January 16, 2003
------------------------------------
William F. McCalpin

John W. McCarter, Jr.*                        Trustee                                     January 16, 2003
------------------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                             Trustee                                     January 16, 2003
------------------------------------
Dennis B. Mullen

James T. Rothe*                               Trustee                                     January 16, 2003
------------------------------------
James T. Rothe

William D. Stewart*                           Trustee                                     January 16, 2003
------------------------------------
William D. Stewart

Martin H. Waldinger*                          Trustee                                     January 16, 2003
------------------------------------
Martin H. Waldinger

/s/ Thomas A. Early
------------------------------------
*By      Thomas A. Early
         Attorney-in-Fact

                                INDEX OF EXHIBITS



EXHIBIT NUMBER             EXHIBIT TITLE
--------------             -------------

11                         Opinion and Consent of Vedder, Price, Kaufman & Kammholz

14                         Consent of PricewaterhouseCoopers LLP

17                         Forms of Proxies